UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HNR Acquisition Corp
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED JUNE 16, 2023

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
HNR ACQUISITION CORP

TO BE HELD ON [•], 2023

HNR Acquisition Corp
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO THE STOCKHOLDERS OF HNR ACQUISITION CORP:

You are cordially invited to attend the special meeting of the stockholders of HNR Acquisition Corp (“HNRA,” the “Company,” “we,” “us” or “our”), to be held at [•] [Time Zone], on [•], 2023 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: [•]. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [•] and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at [•] a.m. [Time Zone] on [•], 2023, and HNRA stockholders will be able to log in beginning at [•] a.m. [Time Zone] on [•], 2023. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Special Meeting.

The Purchase

On December 27, 2022, HNR Acquisition Corp, a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”). As used herein, the “Effective Time” means 12:01 a.m. on the first day of the calendar month that is four (4) months prior to the calendar month of the Closing Date.

The purchase price (the “Base Purchase Price”) for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001 (“SPAC Common Stock”), valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA.

Conditions to Closing

The obligation of Seller to consummate the transactions contemplated by the MIPA are subject, at the option of Seller, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of the Company, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by the Company, except for such covenants and agreements for which the nonperformance or nonobservance does not or would not be reasonably expected to have a material adverse effect; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief; (iv) execution and delivery of certain agreements, including the registration rights agreement and SPAC Stockholder Support Agreement, by the Company; (v) the aggregate amount of all valid title defects asserted by the Company do not exceed an amount equal to 20% of the Base Purchase Price; (vi) the Company will be ready, willing, and able to pay the Cash Consideration to Seller (with at least $85,000,000 payable in cash and no more than $15,000,000 subject to payment through the terms of the Seller Promissory Note) and issue the Share Consideration to Seller; (vii) the Share Consideration will have been approved for listing on the NYSE American, Nasdaq or another nationally recognized securities exchange listing mutually agreed by the Parties, subject only to official notice of issuance thereof; (viii) any waiting period applicable to the transactions contemplated by the MIPA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) will have been terminated or have expired; and (ix) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting.

The obligations of the Company to consummate the transactions contemplated by the MIPA are subject, at the option of the Company, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of Seller, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by Seller in all material aspects; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief, with certain exceptions; (iv) execution and delivery of certain transaction documents and financial statements by Seller; (v) any waiting period applicable to the transactions contemplated by the MIPA under the HSR Act will have been terminated or shall have expired; (vi) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting; (vii) the Minimum Cash Amount plus the principal amount of the Seller Promissory Note will equal a total amount of $100,000,000; (viii) the Company will not have redeemed shares of SPAC Common Stock in an amount that would cause the Company to have less than $5,000,001 of net tangible assets; (ix) No material adverse effect will have occurred between the date of the MIPA and the date of closing (the “Closing Date”) with respect to the Target; (x) the aggregate amount of all valid title defects will not exceed an amount equal to 20% of the Base Purchase Price; and (xi) the Company’s common stock will have listed, and will have been approved for continued listing, on the NYSE American, Nasdaq or another nationally recognized securities exchange mutually agreed by the Parties.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1:    The Purchase Proposal — to approve and adopt the MIPA and the Purchase Proposal;

Proposal No. 2:    The Incentive Plan Proposal — to approve and adopt the Incentive Plan Proposal, a copy of which is attached to this Proxy Statement as Annex B; and

Proposal No. 3:    The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

The SPAC Common Stock and SPAC Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

Only holders of record of shares of SPAC Common Stock at the close of business on [•], 2023 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of HNRA stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at [•].

We are providing the accompanying Proxy Statement and proxy card to HNRA stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read the accompanying Proxy Statement carefully and submit your proxy to vote on the Proposals. Please pay particular attention to the section entitled “Risk Factors” beginning on page 38 in the accompanying Proxy Statement.

After careful consideration, HNRA’s board of directors believes that each of the Purchase Proposal, the Incentive Plan Proposal, and the Stockholder Adjournment Proposal is in the best interests of HNRA and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the Proposals to be presented at the Special Meeting.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of HNRA and its stockholders and what may be best for a director’s and its affiliates’ interests when determining to recommend that stockholders vote for the Proposals. See the sections entitled “The Purchase — Interests of HNRA’s Directors and Officers in the Purchase,” “Risk Factors” and “Beneficial Ownership of Securities” in the accompanying Proxy Statement for a further discussion.

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the Purchase, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the Purchase at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the Purchase, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

Under the MIPA, the receipt of the Company’s stockholders’ approval is a condition to closing the Purchase. The approval of the Adjournment Proposal is not conditioned on the approval of any other proposal. If HNRA does not receive stockholder approval of the Purchase Proposal, the Purchase may not be consummated.

Approval of the Incentive Plan Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class. All of the HNRA stockholders are cordially invited to attend the Special Meeting virtually. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.

If you are a stockholder of record holding shares of SPAC Common Stock, you may also cast your vote in person (which would include voting at the virtual Special Meeting). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (which would include voting at the virtual Special Meeting), obtain a proxy from your broker or bank.

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If a HNRA stockholder fails to return a proxy card or fails to instruct a bank, broker or other nominee how to vote, and does not attend the Special Meeting in person (which includes presence virtually at the Special Meeting), then the stockholder’s shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. Under the rules of various national and regional securities exchanges, banks, brokers or other nominees do not have discretionary authority to vote on any of the proposals in this Proxy Statement because they are all non-discretionary proposals. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal but will have no effect on the outcome of any other proposal in this Proxy Statement.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but their effect on the Proposals differ as follows:

•        An abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal.

•        In contrast, an abstention will have the same effect as a vote “AGAINST” on the Purchase Proposal.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that your shares are represented and voted at the Special Meeting.

On behalf of our board of directors, I would like to thank you for your support of HNRA and look forward to a successful completion of the Purchase.

By Order of the Board of Directors,
/s/ [ ]
[ ]
[•], 2023	[ ]

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the Proposals.

Neither the SEC nor any state securities commission has approved or disapproved of the Purchase described in the accompanying Proxy Statement, passed upon the merits or fairness of the MIPA or the Purchase, or passed upon the adequacy or accuracy of the accompanying Proxy Statement. Any representation to the contrary is a criminal offense.

This Proxy Statement is dated [•], 2023 and is first being mailed to HNRA stockholders on or about [•], 2023.

HNR Acquisition Corp
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS OF HNR ACQUISITION CORP

TO BE HELD ON [•], 2023

TO THE STOCKHOLDERS OF HNR ACQUISITION CORP:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of HNR Acquisition Corp (“HNRA,” the “Company,” “we,” “us” or “our”) will be held at [•] [Time Zone], on [•], 2023 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: [•]. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [•] and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at [•] a.m. [Time Zone] on [•], 2023, and HNRA stockholders will be able to log in beginning at [•] a.m. [Time Zone] on [•], 2023. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1:    The Purchase Proposal — to approve and adopt the MIPA and the Purchase Proposal;

Proposal No. 2:    The Incentive Plan Proposal — to approve and adopt the Incentive Plan Proposal, a copy of which is attached to this Proxy Statement as Annex B; and

Proposal No. 3:    The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

The SPAC Common Stock and SPAC Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

Only holders of record of shares of SPAC Common Stock at the close of business on [•], 2023 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of HNRA stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at [•].

We are providing the accompanying Proxy Statement and proxy card to HNRA stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read the accompanying Proxy Statement carefully and submit your proxy to vote on the Proposals. Please pay particular attention to the section entitled “Risk Factors” beginning on page 38 in the accompanying Proxy Statement.

After careful consideration, HNRA’s board of directors believes that each of the Purchase Proposal, the Incentive Plan Proposal, and the Stockholder Adjournment Proposal is in the best interests of HNRA and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the Proposals to be presented at the Special Meeting.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of HNRA and its stockholders and what may be best for a director’s and its affiliates’ interests when determining to recommend that stockholders vote for the Proposals. See the sections entitled “The Purchase — Interests of HNRA’s Directors and Officers in the Purchase,” “Risk Factors” and “Beneficial Ownership of Securities” in the accompanying Proxy Statement for a further discussion.

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the Purchase, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the transactions contemplated by the MIPA at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the Purchase, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

Under the MIPA, the receipt of the Company’s stockholders’ approval is a condition to closing the Purchase. The approval of the Adjournment Proposal is not conditioned on the approval of any other proposal. If HNRA does not receive stockholder approval of the Purchase Proposal, the Purchase may not be consummated.

Approval of the Incentive Plan Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class. All of the HNRA stockholders are cordially invited to attend the Special Meeting virtually. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.

If you are a stockholder of record holding shares of SPAC Common Stock, you may also cast your vote in person (which would include voting at the virtual Special Meeting). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (which would include voting at the virtual Special Meeting), obtain a proxy from your broker or bank.

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If a HNRA stockholder fails to return a proxy card or fails to instruct a bank, broker or other nominee how to vote, and does not attend the Special Meeting in person (which includes presence virtually at the Special Meeting), then the stockholder’s shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. Under the rules of various national and regional securities exchanges, banks, brokers or other nominees do not have discretionary authority to vote on any of the proposals in this Proxy Statement because they are all non-discretionary proposals. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal but will have no effect on the outcome of any other proposal in this Proxy Statement.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but their effect on the Proposals differ as follows:

•        An abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal.

•        In contrast, an abstention will have the same effect as a vote “AGAINST” on the Purchase Proposal.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that your shares are represented and voted at the Special Meeting.

On behalf of our board of directors, I would like to thank you for your support of HNRA and look forward to a successful completion of the Purchase.

Your attention is directed to the Proxy Statement accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Purchase and related transactions and each of our proposals. We encourage you to read this Proxy Statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565. Banks and brokers may reach Advantage Proxy, Inc. at the same, or by email at ksmith@advantageproxy.com.

i

SUMMARY TERM SHEET

This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Purchase and the Special Meeting” and “Summary of the Proxy Statement,” summarize certain information contained in this Proxy Statement, but does not contain all of the information that is important to you. You should read carefully this entire Proxy Statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this Proxy Statement, including this Summary Term Sheet, please see the section entitled “Use of Certain Terms.”

HNR Acquisition Corp, a Delaware corporation, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Prior to executing the MIPA, the Company’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations. HNRA’s Common Stock and HNRA’s Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

As of the Record Date, there were [•] shares of SPAC Common Stock issued and outstanding.

On December 27, 2022, HNR Acquisition Corp, a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”). As used herein, the “Effective Time” means 12:01 a.m. on the first day of the calendar month that is four (4) months prior to the calendar month of the Closing Date.

The purchase price (the “Base Purchase Price”) for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001 (“SPAC Common Stock”), valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA. To the extent the minimum cash amount is less than $100,000,000, the Seller may issue a promissory note to, and payable by the Company, in an amount equal to the lesser of (i) the difference between $100,000,000 and the minimum cash amount and (ii) $15,000,000, providing for a maturity date that will be six (6) months from the Closing Date, bearing an interest rate equal to the greater of 12% per annum and the highest interest rate applicable to the Company financing, and with no penalty for prepayment; provided, that if the Promissory Note is not repaid in full on or prior to its stated maturity date, the Company will owe interest equal to the lesser of 18% per annum and the highest amount permissible under law, compounded monthly.

Until the obligations under the Promissory Note are repaid in full, the Company (1) shall conduct the business of Pogo and its Subsidiaries in the ordinary course, consistent with past practice during the nine (9) months prior to the closing the transactions contemplated by the MIPA; (2) will not (i) transfer, sell, hypothecate, encumber, dispose of any material assets of Target or its subsidiaries unless, following such transfer or sale of assets the proceeds received by the Company or Target are used to repay 100% of the obligations owed under the Promissory Note or (ii) acquire any material assets outside of the ordinary course of business; (3) use any proceeds the Company, Target or any of their respective subsidiaries raised in connection with the issuance of any equity or debt securities to repay (whether full or in part) the accrued and outstanding obligations under the Promissory Note.

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the transactions contemplated by the

MIPA, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the transactions contemplated by the MIPA at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the transactions contemplated by the MIPA, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

At Closing, the Company and the Seller will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide Seller with certain registration rights with respect to the Share Consideration, as defined in the MIPA, including filing with the SEC an initial Registration Statement on Form S-1 covering the resale by the Seller of the Share Consideration so as to permit their resale under Rule 415 under the Securities Act, no later than thirty (30) days following the Closing, use its commercially reasonable efforts to have the initial Registration Statement declared effective by the SEC as soon as reasonably practicable following the filing thereof with the SEC and use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 as promptly as practicable after the Company is eligible to use a Form S-3 Shelf.

In certain circumstances, the Seller can demand the Company’s assistance with underwritten offerings, and the Seller will be entitled to certain piggyback registration rights.

At the Special Meeting, which will be held virtually, HNRA’s stockholders will be asked to consider and vote on the following proposals:

•        The Purchase Proposal to approve, the Purchase.

•        The Incentive Plan Proposal to approve and adopt, assuming the Purchase Proposal is approved and adopted, the Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B.

•        The Adjournment Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Purchase Proposal or Incentive Plan Proposal.

After careful consideration, on December 26, 2022, the HNRA Board approved the MIPA, the associated ancillary agreements, and the transactions contemplated thereby, and on February 12, 2023, determined that each of the Proposals is in the best interests of HNRA and its stockholders, and recommends that HNRA’s stockholders vote in favor of the Proposals. For more information about the HNRA Board’s reasons for approving the Purchase, see the section entitled “The Purchase — HNRA’s Board’s Reasons for the Approval of the Purchase.”

In considering the recommendation of the HNRA Board to vote “FOR” the Purchase Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, you should be aware that, aside from their interests as stockholders, certain HNRA officers and members of the HNRA Board have interests in the Purchase that are different from, or in addition to, the interests of HNRA’s other stockholders’ generally. The HNRA Board was aware of and carefully considered these interests of its directors and officers, among other matters, during its evaluations of the merits, terms, and structure of the MIPA and in recommending to the HNRA stockholders that they approve the Proposals. HNRA stockholders should take these interests into account in deciding whether to approve the Proposals. See the sections entitled “The Purchase — Interests of HNRA’s Directors and Officers in the Purchase,” “Risk Factors” and “Beneficial Ownership of Securities” in the accompanying Proxy Statement for a further discussion.

The MIPA may be terminated (i) at any time prior to Closing by the mutual prior written consent of Seller and the Company, or by Seller or the Company in specified circumstances. For more information about the termination rights under the MIPA, please see the section entitled “The MIPA — Termination.”

The proposed transactions contemplated by the MIPA involve numerous risks. For more information about these risks, please see “Risk Factors.”

USE OF CERTAIN TERMS

Unless otherwise stated in this Proxy Statement:

“Adjournment Proposal” means the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented at the Special Meeting.

“BOPD” means barrels of oil per day. The volume of a barrel is equivalent to 42 US gallons.

“Closing” means the closing of the transactions contemplated by the MIPA.

“Closing Date” means the date on which the Closing occurs.

“DGCL” means the General Corporation Law of the State of Delaware.

“HNRA” means HNR Acquisition Corp, a Delaware corporation.

“HNRA Board” means the board of directors of HNRA.

“HNRA Charter” means the Amended and Restated Certificate of Incorporation of HNRA.

“Incentive Plan” means that certain plan attached to this Proxy Statement as Annex B.

“Incentive Plan Proposal” means the proposal to approve and adopt the Incentive Plan.

“MIPA” means the Membership Interest Purchase Agreement, dated December 27, 2022, by and between Company and Seller.

“NYSE American” means the NYSE American LLC.

“PDNP” means proved developed non-producing oil and gas properties.

“Pogo” or “Target” means Pogo Resources, LLC, a Delaware limited liability company.

“Pogo Membership Unit” means a limited liability company interest in Pogo, representing a member’s undivided interest therein.

“Post-Combination Company” means HNRA following the consummation of the transactions contemplated by the MIPA.

“Post-Combination Company’s Board” means the board of directors of the Post-Combination Company.

“PUD” means proved undeveloped oil and gas properties.

“Purchase” means the transactions contemplated by the MIPA.

“Purchase Proposal” means the proposal to approve and adopt the MIPA and the Purchase.

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into at Closing, between the Company and Seller.

“SPAC Common Stock” or “HNRA Shares” means the shares of common stock, par value $0.0001 per share, of HNRA.

“SPAC Stockholder Support Agreement” means that certain SPAC Stockholder Support Agreement, dated as of December 27, 2022, by and among the Company and the SPAC Stockholders thereto.

“SPAC Warrant” means warrants to purchase SPAC Common Stock, with each warrant exercisable for the number of SPAC Common Stock stated in the applicable SPAC Warrant at an exercise price per SPAC Common Stock of $11.50.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain forward-looking statements for purposes of the federal securities laws. All statements, other than statements of present or historical fact, included in this Proxy Statement concerning the Company’s or Pogo’s, as applicable, strategy, future operations, financial condition, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Words such as “could,” “believe,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Without limiting the generality of the foregoing, forward-looking statements contained in this Proxy Statement include statements regarding the Company’s or Pogo’s, as applicable, financial position, business strategy and other plans and objectives for future operations or transactions, statements regarding the receipt of stockholder approval of the Proposals and the consummation of the Purchase, the satisfaction of the closing conditions to the MIPA, the timing of the closing of the Purchase, expectations and intentions regarding outstanding litigation, expectations with respect to the synergies, costs and other anticipated effects of the closing of the MIPA and expectations regarding Company’s and Pogo’s respective business and the price of the SPAC Common Stock if the Purchase does not close. These forward-looking statements are based on current expectations and assumptions of Company’s and Pogo’s respective management about future events and are based on currently available information as to the outcome and timing of future events. Such forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties, most of which are difficult to predict and many of which are beyond Company’s and Pogo’s respective control, incident to the development, production, gathering and sale of oil and natural gas. Consequently, no forward-looking statements can be guaranteed.

A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. Company and Pogo each believes that it has chosen these assumptions or bases in good faith and that they are reasonable. However, when considering these forward-looking statements, you should keep in mind the risk factors contained in the documents incorporated by reference herein and the risk factors and other cautionary statements described under the heading “Risk Factors” included in this Proxy Statement. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause actual results to differ materially from the results contemplated by such forward-looking statements include:

•        the possibility that the transactions contemplated by the MIPA are not consummated in a timely manner or at all;

•        the occurrence of any event that could give rise to the termination of the MIPA;

•        the ability of the Company to obtain the required financing to consummate the transactions contemplated by the MIPA;

•        the diversion of management in connection with the transactions contemplated by the MIPA and Company’s ability to successfully integrate Pogo’s operations and achieve or realize fully or at all the anticipated benefits, savings or growth of the transactions contemplated by the MIPA;

•        the impact of the announcement of the MIPA on relationships with third parties, including commercial counterparties, employees and competitors, and risks associated with the loss and ongoing replacement of key personnel;

•        Company’s and Pogo’s respective abilities to execute their respective business strategies;

•        changes in general economic conditions, including the material and adverse negative consequences of the COVID-19 pandemic and its unfolding impact on the global and national economy and/or as a result of the armed conflict in Ukraine and associated economic sanctions on Russia;

•        the actions of the Organization of Petroleum Exporting Countries (“OPEC”) and other significant producers and governments, including the armed conflict in Ukraine and the potential destabilizing effect such conflict may pose for the global oil and natural gas markets, and the ability of such producers to agree to and maintain oil price and production controls;

•        the effect of change in commodity prices, including the volatility of realized oil and natural gas prices, as a result of the Russian invasion of Ukraine that has led to significant armed hostilities and a number of severe economic sanctions on Russia or otherwise;

•        the level of production on our properties;

•        overall and regional supply and demand factors, delays, or interruptions of production;

•        our ability to replace our oil and natural gas reserves;

•        our ability to identify, complete and integrate acquisitions of properties or businesses;

•        general economic, business or industry conditions, including the cost of inflation;

•        competition in the oil and natural gas industry;

•        conditions in the capital markets and our ability, and the ability of our operators, to obtain capital or financing on favorable terms or at all;

•        title defects in the properties in which we invest;

•        risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves;

•        the availability or cost of rigs, equipment, raw materials, supplies, oilfield services or personnel;

•        restrictions on the use of water;

•        the availability of pipeline capacity and transportation facilities;

•        the ability of our operators to comply with applicable governmental laws and regulations, including environmental laws and regulations and to obtain permits and governmental approvals;

•        the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change;

•        future operating results;

•        risk related to our hedging activities;

•        exploration and development drilling prospects, inventories, projects, and programs;

•        the impact of reduced drilling activity in our focus areas and uncertainty in whether development projects will be pursued;

•        operating hazards faced by our operators;

•        technological advancements;

•        weather conditions, natural disasters and other matters beyond our control; and

•        certain risks and uncertainties discussed elsewhere in this Proxy Statement, including those under the heading “Risk Factors” and other filings that have been made or will be made with the SEC.

HNRA and Pogo caution that the foregoing list of factors is not exclusive. Additional information concerning certain of these and other risks is contained in HNRA’s most recently filed Annual Report on Form 10-K, previous Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. In addition, the Company and Pogo each may be subject to currently unforeseen risks that may have a materially adverse effect on it. All subsequent written and oral forward-looking statements concerning Company and Pogo, the proposed transactions contemplated by the MIPA or other matters attributable to Company or the Pogo, or any person acting on their behalf, are expressly qualified in their entirety by the cautionary statements above. The forward-looking statements speak only as of the date made and, other than as required by law, neither Company nor Pogo undertakes any obligation to update publicly or revise any of these forward-looking statements.

QUESTIONS AND ANSWERS ABOUT THE PURCHASE AND THE SPECIAL MEETING

The following questions and answers briefly address some commonly asked questions about the Proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the HNRA stockholders. You should read carefully this entire Proxy Statement, including the attached annexes and other documents referred to herein, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this Proxy Statement, including this section, please see the section entitled “Use of Certain Terms.”

Q:     Why am I receiving these materials?

A:     On December 27, 2022, HNR Acquisition Corp, a Delaware corporation (the “Company”), entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”).

The transactions contemplated by the MIPA cannot be completed without the approval of the Purchase Proposal, as required under the terms of the MIPA and the provisions of the HNRA Charter. HNRA is sending this Proxy Statement in connection with its solicitation of your proxy for use at the Special Meeting because you owned SPAC Common Stock at the close of business on [•], 2023, the Record Date for the Special Meeting, and therefore, are entitled to vote at the Special Meeting.

This Proxy Statement and its Annexes contain important information about the proposed transactions and the other matters to be acted upon at the Special Meeting. You should read this Proxy Statement and its Annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this Proxy Statement and its Annexes.

Q:     When and where is the Special Meeting?

A:     The Special Meeting will be held via live webcast at [•] a.m., [Time Zone], on [•], 2023, to consider and vote upon the Proposals, including, if necessary, the Adjournment Proposal. The Special Meeting can be accessed by visiting [•], where you will be able to listen to the meeting live and vote during the Special Meeting.

Please note that you will only be able to access the Special Meeting by means of remote communication. Please have your control number, which can be found on your proxy card, to join the Special Meeting. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at [•] a.m. [Time Zone] on [•], 2023, and HNRA stockholders will be able to log in beginning at [•] a.m. [Time Zone] on [•], 2023. We encourage HNRA stockholders to access the Special Meeting prior to the start time.

The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio.

Q:     How do I ask questions at the Special Meeting?

A:     During the live question and answer portion of the Special Meeting, HNRA stockholders may submit questions, which will be answered as they come in, as time permits. If you wish to submit a question, you may do so by logging in to the virtual Special Meeting platform on the Special Meeting website, typing your question into the “Ask a Question” field and clicking “Submit.” Only questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions relevant to Special Meeting matters that HNRA does not have time to answer during the Special Meeting will be posted to HNRA’s website following the Special Meeting.

Q:     What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?

A:     We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log in page.

Q:     What will holders of SPAC Common Stock receive pursuant to the MIPA?

A:     Holders of SPAC Common Stock will simply retain the SPAC Common Stock and SPAC Warrants they currently own. Holders of SPAC Common Stock will not receive any additional SPAC Common Stock or SPAC Warrants pursuant to the MIPA. Following the closing of the MIPA, the SPAC Warrants will remain outstanding.

Q:     Where will my securities trade upon closing of the MIPA?

A:     Following the closing of the MIPA, the SPAC Common Stock and SPAC Warrants will continue to trade on NYSE American under the symbols “HNRA” and “HNRW”, respectively.

Q:     What proposals will be considered at the Special Meeting?

A:     At the Special Meeting, you will be asked to consider and vote on:

•        The Purchase Proposal — to approve and adopt the MIPA and the Purchase.

•        The Incentive Plan Proposal — to approve and adopt the Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B.

•        The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Purpose of the Special Meeting.”

Q:     What vote is required to approve each of the Proposals?

A:     The following votes are required for each Proposal at the Special Meeting:

•        The Purchase Proposal:    Approval of the Purchase Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Incentive Plan Proposal:    Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Adjournment Proposal:    Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

Under the MIPA, the receipt of Company’s stockholders’ approval of the Purchase Proposal is a condition to the consummation of the Purchase. The approval of the Adjournment Proposal is not conditioned on the approval of any other proposal. If HNRA does not receive approval of the Purchase Proposal, the Purchase may not be consummated.

If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal but will have no effect on the outcome of any other proposal in this Proxy Statement.

Q:     How will the parties to the SPAC Stockholder Support Agreement vote?

A:     Pursuant to the SPAC Stockholder Support Agreement, and subject to the terms and conditions thereof, certain holders of SPAC Common Stock agreed to vote all of the shares that they beneficially own at the Special Meeting in favor of the approval of the Proposals and any other matter necessary for the consummation of the Purchase.

Q:     Are any of the proposals conditioned on one another?

A:     The Incentive Plan Proposal is conditioned upon the approval and completion of the Purchase Proposal. If the Purchase Proposal is not approved, the Incentive Plan proposal will have no effect even if approved by our stockholders.

Q:     How does the HNRA Board recommend that I vote?

A:     HNRA’s board of directors believes that each of the Purchase Proposal, the Incentive Plan Proposal, and the Stockholder Adjournment Proposal is in the best interests of HNRA and its stockholders and recommends that its stockholders vote “FOR” each of the proposals to be presented at the special meeting.

For more information regarding the HNRA Board’s adoption of the MIPA, see the section entitled “The Purchase — HNRA’s Board’s Reasons for the Approval of the Purchase.” For more information regarding the HNRA Board’s recommendation to adopt the Proposals, see the sections entitled “Proposal No. 1 — The Purchase Proposal — Recommendation of the HNRA Board,” “Proposal No. 2 — The Incentive Plan Proposal — Recommendation of the HNRA Board,” and “Proposal No. 3 — The Adjournment Proposal — Recommendation of the HNRA Board.”

Q:     What are the material agreements governing the White Lion ELOC?

A:     On October 17, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of SPAC Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The Company is obligated under the Common Stock Purchase Agreement and the White Lion RRA to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the SPAC Common Stock under the Securities Act of 1933, as amended, for the resale by White Lion of shares of SPAC Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement.

The securities to be purchased by White Lion pursuant to the Common Stock Purchase Agreement are the same SPAC Common Stock issued in the IPO. The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of SPAC Common Stock during a period of two consecutive trading days following the applicable Notice Date.

Such purchases will dilute our stockholders and could adversely affect the prevailing market price of our common stock and impair our ability to raise capital through future offerings of equity or equity-linked securities, although the Company intends to carefully control such purchases as to minimize the impact. Accordingly, the adverse market and price pressures resulting from the purchase and registration of SPAC Common Stock pursuant to the Common Stock Purchase Agreement may continue for an extended period of time and continued negative pressure on the market price of our common stock could have a material adverse effect on our ability to raise additional equity capital.

Q:     What constitutes a quorum?

A:     The presence, in person (which includes presence virtually at the Special Meeting) or by proxy of shares of outstanding SPAC Common Stock representing a majority of the voting power of all outstanding shares of SPAC Common Stock entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, [        ] shares of SPAC Common Stock would be required to achieve a quorum. Your shares of SPAC Common Stock will be counted as present at the Special Meeting if you:

•        Are present in person at the Special Meeting (which includes presence virtually at the Special Meeting); or

•        Have submitted and not revoked a properly executed proxy card or instructed a broker or other nominee how to vote.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but their effect on the Proposals differ as follows:

•        An abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal.

•        In contrast, an abstention will have the same effect as a vote “AGAINST” on the Purchase Proposal.

Q:     Did the Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Purchase?

A:     Yes. The HNRA Board engaged RSI & Associates, Inc. to provide an opinion as to fairness, from a financial point of view, to HNRA of the proposed Purchase pursuant to the MIPA. On February 10, 2023, at a meeting of the HNRA Board, RSI & Associates, Inc. rendered its oral opinion, confirmed by its delivery of a written opinion, that, as of February 10, 2023, and based upon and subject to the factors, procedures, assumptions, qualifications and limitations set forth in its opinion, the Purchase pursuant to the MIPA was fair, from a financial point of view, to HNRA.

Q:     How do the Public Warrants differ from the Private Warrants and what are the related risks for any holders of Public Warrants following the Purchase?

A:     The Private Warrants are identical to the Public Warrants in all material respects, except that the Private Warrants will not be transferable, assignable or salable until 30 days after the Closing of the Purchase and they will not be redeemable by HNRA so long as they are held by HNRA Sponsor or its permitted transferees. HNRA Sponsor, or its permitted transferees, has the option to exercise the Private Warrants on a cashless basis. If the Private Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Warrants will be redeemable by HNRA in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants.

As a result, following the Purchase, the Post-Combination Company may redeem your Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making such warrants worthless. The Post-Combination Company will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the shares of the common stock equals or exceeds $18.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which a notice of redemption is sent to the warrantholders. Please note that the closing price of the Company’s common stock has not exceeded $18.00 per share for any of the 30 trading days prior to the date of this proxy statement. The Post-Combination Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the shares of the common stock issuable upon exercise of such warrants is effective and a current prospectus relating to shares of the common stock is available throughout the 30-day redemption period. If and when the Public Warrants become redeemable by the Post-Combination Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force you (i) to exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants, or (iii) to accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your Public Warrants.

The Post-Combination Company may only call the Public Warrants for redemption upon a minimum of 30 days’ prior written notice of redemption to each holder, provided that holders will be able to exercise their Public Warrants prior to the time of redemption and, at the election of the Post-Combination Company, any such exercise may be required to be on a cashless basis. The fair value of the Public that may be retained by redeeming shareholders is $1,035,000 based on recent trading prices, and 8,625,000 Public Warrants held by Public Shareholders.

Q:     Do I have redemption rights?

A.     If you are a holder of public shares, you have the right to demand that HNRA redeem such shares for a pro rata portion of the cash held in the Trust Account. We sometimes refer to these rights to demand redemption of the public shares as “redemption rights.”

Notwithstanding the foregoing, a holder of public shares, together with any of its affiliates or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.

Under the HNRA Charter and the MIPA, the Purchase may be consummated only if HNRA has at least $5,000,001 of net tangible assets after giving effect to all holders of public shares that properly demand redemption of their shares for cash.

Q:     How do I exercise my redemption rights?

A.     If you are a holder of public shares and wish to exercise your redemption rights, you must demand that HNRA redeem your shares in cash no later than the second business day preceding the vote on the Purchase Proposal by delivering your stock to HNRA’s transfer agent physically or electronically using the Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the special meeting. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the trust account (which, for illustrative purposes, was approximately $10.62 per share, as of [Date], the record date for meeting). Such amount, less any owed but unpaid taxes on the funds in the Trust Account, will be paid promptly upon consummation of the Purchase. However, under Delaware law, the proceeds held in the trust account could be subject to claims which could take priority over those of HNRA’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the Purchase Proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the Purchase Proposal will have no impact on the amount you will receive upon exercise of your redemption rights.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the Purchase Proposal at the special meeting. If you deliver your shares for redemption to HNRA’s transfer agent and later decide prior to the special meeting not to elect redemption, you may request that HNRAs transfer agent return the shares (physically or electronically). You may make such request by contacting HNRA’s transfer agent at the address listed at the end of this section.

Any corrected or changed proxy card or written demand of redemption rights must be received by HNRA’s transfer agent prior to the vote taken on the Purchase Proposal at the special meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the special meeting.

If a holder of public shares properly demands their shares be redeemed as described above, then, if the Purchase is consummated, HNRA will redeem these shares for a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your shares of HNRA common stock for cash.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     In the event that a U.S. Holder (defined below) elects to redeem its SPAC Common Stock for cash as described in the redemption provisions herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the SPAC Common Stock under Section 302 of the Code (defined below). If the redemption qualifies as a sale of the SPAC Common Stock, and the SPAC Common Stock is held as a capital asset by the U.S. Holder on the date of the redemption, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the SPAC Common Stock surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the SPAC Common Stock redeemed exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at preferential rates. The deductibility of capital losses is subject to certain limitations. See section entitled “Material U.S. Federal Income Tax Consequences of the Exercise of Redemption Rights to HNRA Stockholders.” The discussion of the U.S. federal income tax consequences contained in this proxy statement is intended to provide only a general discussion and is not a complete analysis or description of all of the U.S. federal income tax considerations that are applicable to holders of shares of SPAC Common Stock in respect of the exercise of their redemption rights, nor does it address any tax considerations arising under U.S. state or local or non-U.S. tax laws. All holders considering exercising their redemption rights are urged to consult their tax advisor on the tax consequences to them of such an exercise of redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. tax laws.

Q:     What are the U.S. federal income tax consequences of the Closing pursuant to the MIPA?

A:     Upon the Closing, pursuant to the MIPA, the transactions contemplated thereby shall be treated for U.S. federal income tax purposes as a sale by Seller of the Target Interests and an acquisition by the Company of all of the assets of Pogo in a transaction described by Revenue Ruling 99-6, 1999-1 C.B. 432, Situation 2. The Company will not recognize any gain or loss for U.S. federal income tax purposes upon the consummation of the Purchase. In addition, because the U.S. Holders immediately prior to the consummation of the Purchase will not sell, exchange or dispose of any shares of SPAC Common Stock in such Purchase, such U.S. Holders will not recognize any gain or loss upon consummation of the Purchase.

Q:     What happens to the funds deposited in the Trust Account after consummation of the Purchase?

A:     Of the proceeds received from the consummation of the IPO, $86,250,000 (or $10.00 per unit sold in the public offering) was placed in the Trust Account. A portion of the funds in the Trust Account may be used to pay holders of the public shares who exercise redemption rights prior to the consummation of the Purchase. After the consummation of the Purchase, the funds in the Trust Account will be released to us and used to pay for general corporate purposes.

Q:     How are the funds in the Trust Account currently being held.?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account were, from the time beginning with the consummation of the Company’s initial public offering and ending on February 15, 2024, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on February 15, 2024, on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, HNRA instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:     What happens if a substantial number of public stockholders vote in favor of the Purchase Proposal and exercise their redemption rights?

A.     HNRA’s public stockholders may vote in favor of the Purchase Proposal and still exercise their redemption rights. Accordingly, the Purchase may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders.

Notwithstanding the foregoing, under the HNRA Charter and the MIPA, the Purchase may be consummated only if HNRA has at least $5,000,001 of net tangible assets after giving effect to all redemptions by holders of public shares that properly demand redemption of their shares for cash. The maximum number of shares that may be redeemed, after giving effect to which HNRA has at least $5,000,001 of net tangible assets is [            ]. In the event that all [•] shares of redeemable common stock are redeemed by the holders, the Company would not have sufficient cash to close the Purchase under the terms currently agreed to with Pogo. As such, the Company is negotiating an amendment to the MIPA whereby Sellers would adjust the Cash Consideration and increase the Seller Promissory Note amount issued to the Sellers by up to $10 million in the event of redemptions. Combined with potential debt financing of $40MM or greater, the Company should have adequate cash for Closing of the Purchase. The Company currently is negotiating term sheets for debt financing, and believes at least one offer will be documented as a written commitment this by June 30, 2023. Finally, in connection with the amendment, it is planed that certain founder share owners will pledge their shares of SPAC Common Stock to satisfy the obligation to Sellers in the event the Company is unable to satisfy the obligation. There can be no assurance that such negotiations will be successful. In the event that such amendments cannot be finalized, the Company would not be able to satisfy the conditions to closing of the MIPA.

Q:     What happens if the Purchase is not consummated?

A.     If HNRA does not complete the Purchase for whatever reason, HNRA would search for another target business with which to complete an initial business combination. Under the terms of the HNRA Charter, as amended, HNRA must complete an initial business combination by May 15, 2023, unless it is able to extend the completion window. Extending the completion window requires, among other things, approval from the holders of 65% of the shares of SPAC Common Stock to amend the HNRA Charter and for HNRA to permit the public stockholders to redeem their public shares. If HNRA does not complete a business combination by May 15, 2023, or by November 15, 2023, if the Sponsor deposits the requisite amounts into the Trust Account, then HNRA must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to (a) the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us for HNRA’s expenses related to administration of the Trust Account as well as to pay HNRA’s taxes, divided by (b) the number of then-outstanding public shares, subject to applicable law and certain conditions. Insiders have no redemption rights in the event an initial business combination is not effected in the completion window and, accordingly, their founder shares will be worthless. Additionally, in the event of such liquidation, there will be no distribution with respect to HNRA’s outstanding warrants. Accordingly, the warrants will be worthless.

Q:     If I am a warrantholder, can I exercise redemption rights with respect to my warrants?

A:     Holders of warrants to purchase shares of SPAC Common Stock do not have redemption rights with respect to such warrants in connection with the Purchase.

Q:     What is a proxy?

A:     A proxy is your legal designation of another person, referred to as a “proxy,” whose name is listed on the proxy card, to vote your shares of SPAC Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” A “proxy card” is a document used to designate a proxy to vote your shares of SPAC Common Stock.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Voting Your Shares.”

Q:     If a HNRA stockholder gives a proxy, how are its shares of SPAC Common Stock voted?

A:     Regardless of how you choose to vote, the individuals named on the enclosed proxy card will vote your shares of SPAC Common Stock in the way that you indicate.

If your shares of SPAC Common Stock are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you sign and return the proxy card but do not give instructions on how to vote your shares of SPAC Common Stock, your shares will be voted as recommended by the HNRA Board: “FOR” the Purchase Proposal, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Voting Your Shares.”

Q:     What can I do if I change my mind after I have submitted a proxy for my shares of SPAC Common Stock?

A:     If you are a HNRA stockholder and you give a proxy, you may revoke your proxy at any time before it is exercised by doing any of the following:

•        You may send another proxy card with a later date;

•        You may notify David M. Smith, HNRA’s General Counsel, in writing before the Special Meeting that you have revoked your proxy; or

•        You may attend the Special Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Special Meeting).

For more information, see section entitled “Special Meeting of the HNRA Stockholders — Revoking Your Proxy.”

Q:     What is the record date for the Special Meeting?

A:     The Record Date for the Special Meeting is [•], 2023. Only holders of shares of SPAC Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Record Date; Who is Entitled to Vote.”

Q:     What is required of holders of SPAC Common Stock to adopt the MIPA and the transactions contemplated thereby?

A:     Pursuant to the MIPA, the stockholder approval of the Purchase Proposal are the only votes of the holders of any class or series of shares of stock of HNRA necessary to adopt the MIPA and the transactions contemplated thereby.

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the Purchase, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the Purchase at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the Purchase, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

Q:     What do I need to do now?

A:     After carefully reading and considering the information contained in this Proxy Statement and the annexes attached to this Proxy Statement, please vote your shares of SPAC Common Stock in one of the ways described below as soon as possible.

Q:     How do I vote my shares of SPAC Common Stock if I hold such shares in my own name?

A:     Each share of SPAC Common Stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of SPAC Common Stock that you own. There are two ways to vote your shares of SPAC Common Stock at the Special Meeting.

•        You Can Vote by Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares of SPAC Common Stock as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares of SPAC Common Stock, your shares will be voted as recommended by the HNRA Board: “FOR” the Purchase Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Special Meeting will not be counted.

•        You Can Attend the Special Meeting and Vote in Person (Which Includes Presence Virtually at the Special Meeting).    We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at [•], in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Voting Your Shares.”

Q:     If my shares of SPAC Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or nominee vote my shares of SPAC Common Stock for me?

A:     Your bank, broker or other nominee will only be permitted to vote your shares of SPAC Common Stock if you instruct the bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of SPAC Common Stock. You should also contact your broker to ensure that votes related to the shares of SPAC Common Stock you beneficially own are properly counted. If you fail to instruct the bank, broker or other nominee how to vote, and you do not attend the Special Meeting in person (which includes presence virtually at the Special Meeting), and if a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal, but will have no effect on the outcome of any other proposal in this Proxy Statement. To revoke or change voting instructions with respect to shares of SPAC Common Stock held in “street name,” you should submit new voting instructions to the bank, broker or other nominee that is the record holder of your shares of SPAC Common Stock or by requesting a “legal proxy” from such bank, broker or nominee and voting in person (which includes presence virtually) at the Special Meeting.

Q:     What does it mean if I get more than one proxy card?

A:     If you received more than one proxy card, your shares of SPAC Common Stock are likely registered in more than one account. For example, if you own your shares of SPAC Common Stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares of SPAC Common Stock are voted, you will need to submit your proxies by properly completing and mailing each proxy card you receive or by voting in person (which includes presence virtually at the Special Meeting).

Q:     What happens if I sell my shares of SPAC Common Stock before the Special Meeting?

A:     The Record Date for shares of SPAC Common Stock entitled to vote at the Special Meeting is earlier than both the date of the Special Meeting and the closing of the MIPA. If you transfer your shares of SPAC Common Stock after the Record Date but before the Special Meeting occurs, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares of SPAC Common Stock and each of you notifies HNRA in writing of such special arrangements, you will retain your right to vote such shares of SPAC Common Stock.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     HNRA is soliciting proxies on behalf of the HNRA Board. This solicitation is being made by mail but also may be made by telephone or in person. HNRA and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. HNRA will bear the cost of the solicitation.

HNRA has hired Advantage Proxy, Inc. to assist in the proxy solicitation process. HNRA will pay that firm a fee of $[        ].

HNRA will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. HNRA will reimburse them for their reasonable expenses.

For more information, see the section entitled “Special Meeting of the HNRA Stockholders — Proxy Solicitation Costs.”

Q:     How many votes do I have?

A:     You are entitled to one vote for each share of SPAC Common Stock owned by you as of the Record Date. As of the close of business on the Record Date, there were [__] outstanding shares of Company common stock.

Q:     Where can I find the voting results of the Special Meeting?

A:     HNRA intends to announce preliminary voting results at the Special Meeting and publish final voting results with the SEC on a Current Report on Form 8-K.

Q:     When do you expect the Purchase to occur?

A:     Assuming timely satisfaction of other closing conditions, including approval of the Purchase Proposal, HNRA expects that the MIPA will close as soon as practicable following the Special Meeting, and in any event, no later than July 31, 2023. The Company currently expects such Closing to occur in the third quarter of 2023, which would require an amendment to the MIPA, which is currently being negotiated.

For more information, see the section entitled “The MIPA — Conditions to Closing.”

Q:     What conditions must be satisfied to consummate the Purchase?

A:     Unless waived by the parties to the MIPA, and subject to applicable law, the MIPA provides that the obligation of the parties thereto to consummate the Purchase is conditioned on, among other things, receipt of the stockholder approval of the Purchase Proposal and) for the Company to be ready, willing, and able to pay the Cash Consideration to Seller.

For more information about conditions to the consummation of the Purchase, see “The MIPA — Conditions to Closing.”

Q:     Under what circumstances may the MIPA be terminated?

A:     The MIPA may be terminated (i) at any time prior to Closing by the mutual prior written consent of Seller and the Company; (ii) by Seller or the Company if Closing has not occurred on or before March 31, 2023 (the “Outside Date”); provided, that if the proxy statement is in definitive form and has been mailed to the Company’s stockholders of record prior to March 31, 2023 and a special meeting of the Company’s stockholders is scheduled to be held on or prior to April 15, 2023, then the Outside Date will be extended to April 30, 2023; (iii) by the Company, if all conditions to Seller’s obligation to proceed with Closing have been satisfied or waived by the Company but Seller has refused to close; (iv) by Seller or the Company if, after the final adjournment of the special meeting of the Company’s stockholders at which a vote of the Company’s stockholders has been taken in accordance with the MIPA, the Company’s stockholder approval has not been obtained; (v) by Seller, if (1) the Closing has not occurred on or before February 14, 2023 and Sponsor has not effected the extension of time allowed for the SPAC (the “SPAC Extension”) to consummate a purchase (on February 8, 2023, the Company effected a SPAC Extension of 3 months until May 15, 2023, on May 11, 2023, the Company effected a SPAC Extension until June 15, 2023, and on June 9, 2023, the Company effected a SPAC Extension until July 15, 2023); (2) the Company has not obtained aggregate binding commitments of at least $60,000,000.00 in the form of debt, equity or other additional sources of capital from reputable lenders or financing providers, and in a form reasonably satisfactory to Seller and presented copies of such commitments to Seller on or before December 31, 2022; or (3) the Company delivers a notice with respect to the determination that the minimum cash amount will not be satisfied; (vi) by the Company, on or prior to the date that Sponsor or the Company effects the SPAC Extension, if the Target or Seller does not deliver the financial statements required for the proxy statement on or prior to February 7, 2023; (vii) by either party if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the other party set forth in the MIPA will have occurred that would cause any of the conditions to closing to not to be satisfied, and is incapable of being cured by the Outside Date or, if curable, is not cured by the breaching party within thirty (30) days of receipt by the breaching party of written notice of such breach or failure (or, if the Outside Date is less than thirty (30) days from the date of receipt of such notice, by the Outside Date); by Seller, if all conditions to the Company’s obligation to proceed with Closing have been satisfied or waived by Seller (other than those conditions that, by their nature, are to be satisfied at Closing) but the Company has refused to close. However, we expect to enter into amendment to the MIPA that provides for an Outside Date of July 31, 2023 and a minimum binding commitment amount of $40,000,000. The Company enjoys a positive working relationship with the Seller, where we have weekly conversations on the performance of Pogo, transition details of changing ownership of Pogo from the Seller to the Company and regular updates on the Company’s progress to obtain all financial instruments and necessary approvals to consummate the Purchase.

For more information about the termination rights under the MIPA, see “The MIPA — Termination.”

Q:     How will the Company be managed following consummation of the Purchase and who will manage it?

A:     Following the Closing, the Post-Combination Company’s Board will consist of five directors designated by our existing board of directors. Three of the five directors will be independent. Two of our existing directors will resign from the board and as officers and take on consultant roles.

For more information on the Post-Combination Company’s anticipated management, see the section entitled “Management After the Purchase” in this Proxy Statement.

Q:     Do any of HNRA’s directors or officers have interests that may conflict with the interests of HNRA’s stockholders with respect to the MIPA and the transactions contemplated thereby?

A:     HNRA’s directors and officers have interests in the Purchase that may be different from, or in addition to, the interests of its other stockholders and warrant holders. HNRA’s board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Purchase, and in recommending to our stockholders that they vote in favor of the proposals presented at the special meeting, including the Purchase Proposal. In considering these conflicts of interest, the HNRA board of directors determined that the overall benefits expected to be received by HNRA and its stockholders in the Purchase outweighed any potential risk created by the conflicts stemming from these interests. In addition, the HNRA board of directors determined that these interests could be adequately disclosed to stockholders in this proxy statement, and that stockholders could take them into consideration when deciding whether to vote in favor of the proposals set forth herein. For more information, see the section entitled “Interests of HNRA’s Directors and Officers in the Purchase.”

Q:     Are HNRA Stockholders entitled to appraisal rights?

A:     No. Neither HNRA stockholders nor holders of SPAC Warrants have appraisal rights in connection with the Purchase under the General Corporation Law of the State of Delaware.

For more information, see the section entitled “Appraisal Rights.”

Q:     What is “householding”?

A:     The SEC has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single notice or proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies.

For more information, see the section entitled “Householding Information.”

Q:     Who can help answer my questions?

A:     If you are a HNRA stockholder and have any questions about how to vote or direct a vote in respect of your shares of SPAC Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Special Meeting and the Proxy Statement are available at [•].

You may also obtain additional information about HNRA from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this Proxy Statement and does not contain all of the information that is important to you. To better understand the Proposals to be submitted for a vote at the Special Meeting, you should read this entire document carefully, including the MIPA, attached as [•] to this Proxy Statement. The MIPA is the legal document that governs the Purchase and the other transactions that will be undertaken in connection therewith. The MIPA is also described in detail in this Proxy Statement in the section entitled “The MIPA.” This Proxy Statement also includes forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements.”

The Parties to the Purchase

HNR Acquisition Corp

HNR Acquisition Corp, a Delaware corporation, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Prior to executing the MIPA, the Company’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations.

HNRA’s Common Stock and HNRA’s Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

HNRA’s principal executive offices are located at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, and its telephone number is (720) 590-4760. HNRA’s website address is www.HNRA-NYSE.com. The information provided on HNRA’s website is not part of this Proxy Statement and is not incorporated by reference in this Proxy Statement by this or any other reference to our website in this Proxy Statement.

Additional information about HNRA is contained in its public filings, which are incorporated by reference in this Proxy Statement. See the section entitled “Where You Can Find More Information” for more information.

Pogo Resources, LLC

Pogo Resources, LLC is a Texas limited liability company. Pogo’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 802202 and its telephone number at that address is 720-640-7620.

CIC Pogo LP

CIC Pogo LP is a Delaware limited partnership. CIC’s principal executive offices are located at 3879 Maple Avenue, Suite 400, Dallas, Texas 75219 and its telephone number at that address is 214-871-6812.

Pogo Resources Management, LLC

Pogo Resources Management, LLC is a Texas limited liability company. Pogo Management’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

DenCo Resources, LLC

DenCo Resources, LLC is a Texas limited liability company. DenCo’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

4400 Holdings, LLC

4400 Holdings, LLC is a Texas limited liability company. 4400’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

HNRAC Sponsors LLC

HNRAC Sponsors LLC is a Delaware limited liability company. HNRAC Sponsors LLC’s principal executive offices are located at 3320 Kirby Drive, Suite 1200, Houston, Texas 77098, and its telephone number is 713-814-4657. HNRAC Sponsors, LLC, is not controlled by, and does not have substantial ties with any non-U.S. person. Additionally, no other entity associated or otherwise involved in the Purchase is, is controlled by, or has substantial ties with a non-U.S. person.

Summary of the MIPA

On December 27, 2022, HNR Acquisition Corp, a Delaware corporation (the “Company”), entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”).

The purchase price (the “Base Purchase Price”) for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001 (“SPAC Common Stock”), valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA.

Conditions to Closing

The obligation of Seller to consummate the transactions contemplated by the MIPA are subject, at the option of Seller, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of the Company, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by the Company, except for such covenants and agreements for which the nonperformance or nonobservance does not or would not be reasonably expected to have a material adverse effect; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief; (iv) execution and delivery of certain agreements, including the registration rights agreement and the board observer agreement, by the Company; (v) the aggregate amount of all valid title defects asserted by the Company do not exceed an amount equal to 20% of the Base Purchase Price; (vi) the Company will be ready, willing, and able to pay the Cash Consideration to Seller (with at least $85,000,000 payable in cash and no more than $15,000,000 subject to payment through the terms of the Seller Promissory Note) and issue the Share Consideration to Seller; (vii) the Share Consideration will have been approved for listing on the NYSE American, Nasdaq or another nationally recognized securities exchange listing mutually agreed by the Parties, subject only to official notice of issuance thereof; (viii) any waiting period applicable to the transactions contemplated by the MIPA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) will have been terminated or have expired; and (ix) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting.

The obligations of the Company to consummate the transactions contemplated by the MIPA are subject, at the option of the Company, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of Seller, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by Seller in all material aspects; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief, with certain exceptions; (iv) execution and delivery of certain transaction documents and financial statements by Seller; (v) any waiting period applicable to the transactions contemplated by the MIPA under the HSR Act will have been terminated or shall have expired; (vi) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting; (vii) the Minimum Cash Amount plus the principal amount of the Seller Promissory Note will equal a total amount of $100,000,000; (viii) the Company will not have redeemed shares of SPAC Common Stock in an amount that would cause the Company to have less than $5,000,001 of net tangible assets; (ix) No material adverse effect will have occurred between the date of the MIPA and the date of closing (the “Closing Date”) with respect to the Target; (x) the aggregate amount of all valid title defects will not exceed an amount equal to 20% of the Base Purchase Price; and (xi) the Company’s common stock will have listed, and will have been approved for continued listing, on the NYSE American, Nasdaq or another nationally recognized securities exchange mutually agreed by the Parties.

Representations, Warranties and Covenants

The MIPA contains customary representations, warranties and covenants of the Company, Target and Seller.

Termination of the MIPA

The MIPA may be terminated (i) at any time prior to Closing by the mutual prior written consent of Seller and the Company; (ii) by Seller or the Company if Closing has not occurred on or before March 31, 2023 (the “Outside Date”); provided, that if the proxy statement is in definitive form and has been mailed to the Company’s stockholders of record prior to March 31, 2023 and a special meeting of the Company’s stockholders is scheduled to be held on or prior to April 15, 2023, then the Outside Date will be extended to April 30, 2023; (iii) by the Company, if all conditions to Seller’s obligation to proceed with Closing have been satisfied or waived by the Company but Seller has refused to close; (iv) by Seller or the Company if, after the final adjournment of the special meeting of the Company’s stockholders at which a vote of the Company’s stockholders has been taken in accordance with the MIPA, the Company’s stockholder approval has not been obtained; (v) by Seller, if (1) the Closing has not occurred on or before February 14, 2023 and Sponsor has not effected the extension of time allowed for the SPAC (the “SPAC Extension”) to consummate a purchase (on February 8, 2023, the Company effected a SPAC Extension of 3 months until May 15, 2023, on May 11, 2023, the Company effected a SPAC Extension until June 15, 2023, and on June 9, 2023, the Company effected a SPAC Extension until July 15, 2023); (2) the Company has not obtained aggregate binding commitments of at least $60,000,000.00 in the form of debt, equity or other additional sources of capital from reputable lenders or financing providers, and in a form reasonably satisfactory to Seller and presented copies of such commitments to Seller on or before December 31, 2022; or (3) the Company delivers a notice with respect to the determination that the minimum cash amount will not be satisfied; (vi) by the Company, on or prior to the date that Sponsor or the Company effects the SPAC Extension, if the Target or Seller does not deliver the financial statements required for the proxy statement on or prior to February 7, 2023; (vii) by either party if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the other party set forth in the MIPA will have occurred that would cause any of the conditions to closing to not to be satisfied, and is incapable of being cured by the Outside Date or, if curable, is not cured by the breaching party within thirty (30) days of receipt by the breaching party of written notice of such breach or failure (or, if the Outside Date is less than thirty (30) days from the date of receipt of such notice, by the Outside Date); by Seller, if all conditions to the Company’s obligation to proceed with Closing have been satisfied or waived by Seller (other than those conditions that, by their nature, are to be satisfied at Closing) but the Company has refused to close. However, we expect to enter into an amendment to the MIPA that provides for an Outside Date of July 31, 2023 and a minimum binding commitment amount of $40,000,000. The Company enjoys a positive working relationship with the Seller, where we have weekly conversations on the performance of Pogo, transition details of changing ownership of Pogo from the Seller to the Company and regular updates on the Company’s progress to obtain all financial instruments and necessary approvals to consummate the Purchase.

If the MIPA is validly terminated, the transactions contemplated therein will become void and of no further force or effect without any further action of or liability to indemnitees (absent fraud, or any willful and material breach of the MIPA by a party hereto), and following such termination, Seller will be free immediately to enjoy all rights of ownership of the Target Interests and to sell, transfer, encumber, or otherwise dispose of the Target Interests to any Person without any restriction under this Agreement.

For additional information, see “The MIPA — Termination” section of this Proxy Statement.

Related Agreements

SPAC Stockholder Support Agreement

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the transactions contemplated by the MIPA, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the transactions contemplated by the MIPA at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the transactions contemplated by the MIPA, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

Promissory Note

To the extent the minimum cash amount is less than $100,000,000, the Seller may issue a promissory note to, and payable by the Company, in an amount equal to the lesser of (i) the difference between $100,000,000 and the minimum cash amount and (ii) $15,000,000, providing for a maturity date that will be six (6) months from the Closing Date, bearing an interest rate equal to the greater of 12% per annum and the highest interest rate applicable to the Company financing, and with no penalty for prepayment; provided, that if the Promissory Note is not repaid in full on or prior to its stated maturity date, the Company will owe interest equal to the lesser of 18% per annum and the highest amount permissible under law, compounded monthly.

Until the obligations under the Promissory Note are repaid in full, the Company (1) shall conduct the business of Pogo and its Subsidiaries in the ordinary course, consistent with past practice during the nine (9) months prior to the closing the transactions contemplated by the MIPA; (2) will not (i) transfer, sell, hypothecate, encumber, dispose of any material assets of Target or its subsidiaries unless, following such transfer or sale of assets the proceeds received by the Company or Target are used to repay 100% of the obligations owed under the Promissory Note or (ii) acquire any material assets outside of the ordinary course of business; (3) use any proceeds the Company, Target or any of their respective subsidiaries raised in connection with the issuance of any equity or debt securities to repay (whether full or in part) the accrued and outstanding obligations under the Promissory Note.

Registration Rights Agreement

At Closing, the Company and the Seller will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide Seller with certain registration rights with respect to the Share Consideration, as defined in the MIPA, including filing with the SEC an initial Registration Statement on Form S-1 covering the resale by the Seller of the Share Consideration so as to permit their resale under Rule 415 under the Securities Act, no later than thirty (30) days following the Closing, use its commercially reasonable efforts to have the initial Registration Statement declared effective by the SEC as soon as reasonably practicable following the filing thereof with the SEC and use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 as promptly as practicable after the Company is eligible to use a Form S-3 Shelf.

In certain circumstances, the Seller can demand the Company’s assistance with underwritten offerings, and the Seller will be entitled to certain piggyback registration rights.

Impact of the Purchase on HNRA’s Public Float

The following table presents the share ownership of various holders of SPAC Common Stock upon the closing of the Purchase and are based on the assumptions that (i) the Closing Date shall be prior to March 31, 2023, (ii) no additional equity securities of HNRA are issued at or prior to Closing and (iii) the following redemption scenarios:

No Redemptions.    This scenario assumes that none of HNRA’s existing Public Stockholders will exercise their redemption rights in connection with the approval of the Purchase with respect to their Public Shares.

50% Redemptions.    This scenario assumes that HNRA’s existing Public Stockholders exercise their redemption rights with respect to 2,254,702 Public Shares (50% of the currently issued and outstanding unredeemed Public Shares) in connection with the approval of the Purchase.

Maximum Redemptions.    This scenario assumes that 100% of HNRA’s existing Public Stockholders exercise their redemption rights with respect to their Public Shares in connection with the approval of the Purchase.

	No Redemptions(1)		50% Redemptions(1)		Maximum Redemptions(1)(2)
Shareholders of HNRA Post Purchase	Number of SPAC Common Stock	% of Total	Number of SPAC Common Stock	% of Total	Number of SPAC Common Stock	% of Total
SPAC Public Shareholders	4,509,403	46.7%	2,254,702	30.5%	—	0.0%
Founders(1)	2,501,250	25.9%	2,501,250	33.8%	2,501,250	48.6%
Private Placement(2)	505,000	5.2%	505,000	6.8%	505,000	9.8%
CIC Partners/Sellers	2,000,000	20.7%	2,000,000	27.0%	2,000,000	38.8%
White Lion Commitment Shares	142,046	1.5%	142,046	1.9%	142,046	2.8%
Total Fully Diluted	9,657,699	100%	7,402,998	100.0%	5,148,296	100%

IPO Underwriting Fee*	2,587,500		2,587,500		2,587,500
Effective fee per share %	26.8%		35.0%		50.3%

____________

(1)      All 2,501,250 of the Founders Shares are owned by the Sponsor.

(2)      Excludes 8,625,000 Public Warrants and 505,000 Private Warrants to purchase three quarters of a share of common stock of the Company at an exercise price of $11.50 per share. All 505,000 private placement shares and Private Warrants are owned by the Sponsor.

*        Underwriting fee was paid at closing of the initial public offering of HNRA. The effective fee for shares at each redemption level is shown in the table above.

The following diagrams shows the pro forma ownership percentages (excluding the impact of the shares underlying the SPAC Warrants) and structure of HNRA immediately following the consummation of the Purchase. The relative percentages assume that (i) the Closing Date shall be prior to March 31, 2023, (ii) no additional equity securities of HNRA are issued at or prior to Closing and (iii) the following redemption scenarios:

No Redemptions.    This scenario assumes that none of HNRA’s existing Public Stockholders will exercise their redemption rights in connection with the approval of the Purchase with respect to their Public Shares.

50% Redemptions.    This scenario assumes that HNRA’s existing [Public Stockholders] exercise their redemption rights with respect to 2,254,702 Public Shares (50% of the currently issued and outstanding unredeemed Public Shares) in connection with the approval of the Purchase.

Maximum Redemptions.    This scenario assumes that 100% of HNRA’s existing [Public Stockholders] exercise their redemption rights with respect to their Public Shares in connection with the approval of the Purchase.

Proposals to be voted on by the HNRA stockholders at the Special Meeting

The following is a summary of the Proposals to be put to the HNRA stockholders at the Special Meeting.

The Purchase Proposal

As discussed in this Proxy Statement, HNRA stockholders are being asked to consider and vote on the Purchase Proposal. You should read carefully this Proxy Statement in its entirety for more detailed information concerning the Purchase. In particular, you are directed to the MIPA, which is attached as Annex A to this Proxy Statement.

For additional information, see “Proposal No. 1 — The Purchase Proposal” section of this Proxy Statement.

The Incentive Plan Proposal

HNRA stockholders are also being asked to approve the Incentive Plan Proposal. We expect that, prior to the consummation of the transactions contemplated by the MIPA, the HNRA Board will approve and adopt the Incentive Plan. HNRA stockholders should carefully read the entire Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B, before voting on this Incentive Plan Proposal.

For additional information, see “Proposal No. 2 — The Incentive Plan Proposal” section of this Proxy Statement.

The Adjournment Proposal

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of any of the condition precedent proposals, the Adjournment Proposal allows the HNRA Board to adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

For additional information, see “Proposal No. 3 — The Adjournment Proposal” section of this Proxy Statement.

Directors and Management of the Post-Combination Company

At the consummation of the Purchase, the Board of the Post-Combination Company is expected to be comprised of five members, including Diego Rojas, Mitchell B. Trotter, Joseph V. Salvucci Sr, Joseph V. Salvucci Jr., and Byron Blount. See the section entitled “Management after the Purchase” for additional information.

Special Meeting of the HNRA Stockholders

Date, Time and Place

The Special Meeting will be held via live webcast at [        ], to consider and vote upon the Proposals to be put to the HNRA stockholders at the Special Meeting, including, if necessary, the Adjournment Proposal. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [        ]. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. HNRA stockholders will be able to log in beginning at [        ]. To attend the Special Meeting, go to [        ] and enter the 16-digit control number included on your proxy card or notice of the meeting to log in up to 15 minutes prior to the start time of the meeting. No registration is required. We encourage HNRA stockholders to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio.

Voting Power; Record Date

HNRA stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of SPAC Common Stock at the close of business on [•], 2023, which is the Record Date for the Special Meeting. HNRA stockholders will have one vote for each share of SPAC Common Stock owned at the close of business on the

Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. SPAC Warrants do not have voting rights. On the Record Date, there were [•] shares of SPAC Common Stock outstanding.

Quorum and Vote of Stockholders

A quorum of HNRA stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Special Meeting) or by proxy of shares of outstanding SPAC Common Stock representing a majority of the voting power of all outstanding shares of SPAC Common Stock entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, [        ] shares of SPAC Common Stock would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If a HNRA stockholder fails to return a proxy card or fails to instruct a bank, broker or other nominee how to vote, and does not attend the Special Meeting in person (which includes presence virtually at the Special Meeting), then the stockholder’s shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. Under the rules of various national and regional securities exchanges, banks, brokers or other nominees do not have discretionary authority to vote on any of the proposals in this Proxy Statement because they are all non-discretionary proposals. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal but will have no effect on the outcome of any other proposal in this Proxy Statement.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but their effect on the Proposals differ as follows:

•        An abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal.

•        In contrast, an abstention will have the same effect as a vote “AGAINST” on the Purchase Proposal.

Vote Required for Approval

The following votes are required for each Proposal at the Special Meeting:

•        The Purchase Proposal:    Approval of the Purchase Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Incentive Plan Proposal:    Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Adjournment Proposal:    Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

Questions

During the live question and answer portion of the Special Meeting, HNRA stockholders may submit questions, which will be answered as they come in, as time permits. If you wish to submit a question, you may do so by logging in to the virtual Special Meeting platform on the Special Meeting website, typing your question into the “Ask a

Question” field and clicking “Submit.” Only questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions relevant to Special Meeting matters that HNRA does not have time to answer during the Special Meeting will be posted to HNRA’s website following the Special Meeting.

Technical Support

HNRA will have technicians ready to assist HNRA stockholders with any technical difficulties they may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log in page.

Redemption Rights

Prior to the consummation of the Purchase, HNRA will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon the completion of its initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be $10.62 per public share.

Appraisal Rights

Neither HNRA stockholders nor holders of SPAC Warrants have appraisal rights in connection with the Purchase under the DGCL.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. HNRA has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies.

If a stockholder grants a proxy, it may still vote its shares in person (which would include presence at the virtual Special Meeting) if it revokes such proxy before the Special Meeting. A stockholder also may change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of the HNRA Stockholders — Revoking Your Proxy.”

Interests of Certain Persons in the Purchase

In considering the recommendation of the HNRA Board to vote in favor of the Proposals, HNRA’s stockholders should be aware that, aside from their interests as stockholders, HNRA’s directors and officers have interests in the Purchase that are different from, or in addition to, those of HNRA’s other stockholders generally. These interests include, among other things:

•        The Sponsor and HNRA’s officers and directors will lose their entire investment (and potentially any loans or expenses fronted by the Sponsor and its affiliates and permitted transferees) in HNRA if HNRA does not complete a business combination within the completion window. The Sponsor’s investment in the Company consists of 2,501,250 Founder Shares for an aggregate value of $25,000 (or $0.009 per share). Additionally, JVS Alpha Property, LLC owns 940,000 shares of SPAC Common Stock for an aggregate value of approximately $9,950,000 (or $10.58 per share), and is controlled by Joseph V. Salvucci, Jr., an independent director of the Company. In order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon completion of a Business Combination into warrants at a price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. There were no such Working Capital Loans taken as of December 31, 2022. In addition, the Sponsor or an affiliate of the Sponsor or certain of the Company’s or Sponsor’s officers and directors may provide the Company with uncompensated advisory services. Finally, a shareholder of the Sponsor advanced a total of $63,200 in cash advances to the Company to pay certain deferred offering costs, and paid an additional $25,000 on the Company’s behalf for offering costs. These advances are unsecured, non-interest bearing and are due on demand.

•        The initial stockholders and HNRA’s officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholders and HNRA’s officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if we fail to complete our initial business combination within the completion window. HNRA’s initial stockholders and officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor and HNRA’s officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of HNRA’s common stock is substantially less than $10.00 per share. As a result, the Sponsor and HNRA’s officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and HNRA’s officers and directors may have an economic incentive that differs from that of HNRA’s public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Following the closing of the Purchase, HNRA will continue to indemnify its existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Certain directors and officers of HNRA may potentially continue as the directors and officers of the Post-Combination Company.

•        Upon the closing of the Purchase, subject to the terms and conditions of the MIPA, HNRA’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on HNRA’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

HNRA’s directors were aware of and considered these interests, among other matters, in evaluating the MIPA and the transactions contemplated thereby, and in recommending to the HNRA stockholders that they approve the Proposals. HNRA’s stockholders should take these interests into account in deciding whether to approve the Proposals.

The existence of financial and personal interests of HNRA’s directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of HNRA and its stockholders and what may be best for a director’s and/or officer’s personal interests when determining to recommend that stockholders vote for the Proposals. See the sections entitled “Risk Factors — Risks Relating to the Purchase — The HNRA Board has potential conflicts of interest in recommending that the HNRA stockholders vote in favor of approval of the Proposals described in this Proxy Statement,” “The Purchase — Interests of HNRA’s Directors and Officers in the Purchase” and “Beneficial Ownership of Securities” for more information and other risks.

Recommendation of the HNRA Board

HNRA’s board of directors believes that each of the Purchase Proposal, the Incentive Plan Proposal, and the Stockholder Adjournment Proposal is in the best interests of HNRA and its stockholders and recommends that its stockholders vote “FOR” each of the proposals to be presented at the special meeting.

Opinion of RSI & Associates

The fairness opinion prepared by RSI & Associates reviewed many elements to conclude that the $120 million price being paid is fair. Key in this is the asset itself, which is located in the most prolific oilfield in America, the Permian Basin, and its location in an oil producing friendly state, New Mexico. Information regarding the property is included in this proxy statement.

The asset is producing from 342 producing wells located on approximately 13,700 acres. In addition, there are 207 injection wells and one water source well, for a total of 550 wells. Significant production response since initiation of the waterflood in 2018 by Pogo has and is occurring. The waterflood of the Seven Rivers producing intervals is tracking the forecast given in the Cobb and Associates 3rd party Engineering Study, which is the basis for future oil and gas production rates and revenue forecasts. The key study data considerations from the Cobb and Associates 3rd Party Engineering Study dated September 30, 2022, include:

Proved Reserves (PDP + PNP + PUD) = 17,531.1 MBBL and 3,824.5 MMCF with a PV-10% value = $492.6 million

Proved Developed Producing (PDP) = 5,998.5 MBBL and 1,769.4 MMCF with a PV-10% = $199.7 million

The oil and gas current and forecasted production rates, oil and gas forecasted pricing, lease operating expenses, and forecasted capital expenditures are all major elements that combine over the next 30 years to determine the value of the asset. The Cobb report and the plans of the HNRA buyer combine to create a resultant HNRA asset profile.

RSI, after considering other similar transactions, that also focus on PDP PV-10% proved reserves, HNRA is doing the same. In times when oil and gas producing properties were more in vogue (up until 2012), investors did typically pay for proved undeveloped reserves. A purchase including the PDNP and PUD reserves in addition to the PDP reserves, enhances the value of the acquisition.

In summary, if HNRA can continue the work of POGO to expand the existing waterflood to all available patterns, the Cobb report forecasts a double and then a triple of today’s oil and gas production. Under that scenario, with today’s favorable outlook for oil prices, the HNRA Directors are very pleased with the purchase price and outlook for increased earnings that will benefit all shareholders.

Conditions to the Purchase

The obligation of Seller to consummate the transactions contemplated by the MIPA are subject, at the option of Seller, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of the Company, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by the Company, except for such covenants and agreements for which the nonperformance or nonobservance does not or would not be reasonably expected to have a material adverse effect; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief; (iv) execution and delivery of certain agreements, including the registration rights agreement and the board observer agreement, by the Company; (v) the aggregate amount of all valid title defects asserted by the Company do not exceed an amount equal to 20% of the Base Purchase Price; (vi) the Company will be ready, willing, and able to pay the Cash Consideration to Seller (with at least $85,000,000 payable in cash and no more than $15,000,000 subject to payment through the terms of the Seller Promissory Note) and issue the Share Consideration to Seller; (vii) the Share Consideration will have been approved for listing on the NYSE American, Nasdaq or another nationally recognized securities exchange listing mutually agreed by the Parties, subject only to official notice of issuance thereof; (viii) any waiting period applicable to the transactions contemplated by the MIPA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) will have been terminated or have expired; and (ix) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting.

The obligations of the Company to consummate the transactions contemplated by the MIPA are subject, at the option of the Company, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of Seller, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by Seller in all material aspects; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief, with certain exceptions; (iv) execution and delivery of certain transaction documents and financial statements by Seller; (v) any waiting period applicable to the transactions contemplated by the MIPA under the HSR Act will have been terminated or shall have expired; (vi) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting; (vii) the Minimum Cash Amount plus the principal amount of the Seller Promissory Note will equal a total amount of $100,000,000; (viii) the Company will not have redeemed shares of SPAC Common Stock in an amount that would cause the Company to have less than $5,000,001 of net tangible assets; (ix) No material adverse effect will have occurred between the date of the MIPA and the date of closing (the “Closing Date”) with respect to the Target; (x) the aggregate amount of all valid title defects will not exceed an amount equal to 20% of the Base Purchase Price; and (xi) the Company’s common stock will have listed, and will have been approved for continued listing, on the NYSE American, Nasdaq or another nationally recognized securities exchange mutually agreed by the Parties.

For more information about conditions to the consummation of the Purchase, see “The MIPA — Conditions to Closing.”

Anticipated Accounting Treatment

HNRA will record the business combination in its financial statements and will apply the acquisition method to account for the acquired assets and assumed liabilities of Pogo at their respective fair values upon consummation of the acquisition. For a full discussion summarizing the anticipated accounting treatment of the Purchase, please see “Anticipated Accounting Treatment.”

Sources of Industry and Market Data

Where information has been sourced from a third party, the source of such information has been identified. Unless otherwise indicated, the information contained in this Proxy Statement on the market environment, market developments, growth rates, market trends and competition in the markets in which HNRA and Seller operate is taken from publicly available sources, including third-party sources, or reflects HNRA’s or Seller’s estimates that are principally based on information from publicly available sources. The industry data sourced from Baker Hughes is from its “North America Rotary Rig Count” published on [__]. Although we believe these third-party sources are reliable as of their respective dates we have not independently verified the accuracy or completeness of this information.

Emerging Growth Company

HNRA is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find HNRA’s securities less attractive as a result, there may be a less active trading market for HNRA’s securities and the prices of its securities may be more volatile or otherwise impacted.

HNRA could remain an emerging growth company until the last day of the fiscal year following the fifth anniversary of the completion of the IPO. However, if (a) HNRA’s total annual gross revenue exceeds $1.235 billion, (b) HNRA is deemed to be a large accelerated filer, which means the market value of HNRA common stock that is held by non-affiliates exceeds $700.0 million as of the end of the prior fiscal year’s second fiscal quarter, or (c) HNRA’s non-convertible debt issued within a three-year period exceeds $1.0 billion, HNRA would cease to be an emerging growth company as of the following fiscal year.

Summary of Risk Factors

You should consider all the information contained in this Proxy Statement in deciding how to vote for the Proposals. The occurrence of one or more of the events or circumstances described in the section titled “Risk Factors,” alone or in combination with other events or circumstances, may materially adversely affect our business, financial condition and operating results. Such risks include, but are not limited to:

Risks Relating to Pogo

•        Pogo’s producing properties are located in the Permian Basin, making it vulnerable to risks associated with operating in a single geographic area.

•        Pogo may acquire properties that do not produce as projected, and it may be unable to determine reserve potential, identify liabilities associated with such properties or obtain protection from sellers against such liabilities.

•        Acquisitions and Pogo’s development of leases will require substantial capital, and Pogo may be unable to obtain needed capital or financing on satisfactory terms or at all.

•        Pogo’s estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of its reserves.

Risks Relating to Pogo’s Industry

•        A substantial majority of Pogo’s revenues are from crude oil and gas producing activities that are based on the price at which crude oil and natural gas produced from the acreage underlying its interests are sold. Prices of crude oil and natural gas are volatile due to factors beyond Pogo’s control. A substantial or extended decline in commodity prices may adversely affect Pogo’s business, financial condition, results of operations and cash flows.

•        If commodity prices decrease to a level such that Pogo’s future undiscounted cash flows from its properties are less than their carrying value, Pogo may be required to take write-downs of the carrying values of its properties.

•        The marketability of crude oil and natural gas production is dependent upon transportation, pipelines and refining facilities, which Pogo cannot control. Any limitation in the availability of those facilities could interfere with Pogo’s ability to market its production and could harm Pogo’s business.

•        Conservation measures, technological advances and increasing attention to ESG matters could materially reduce demand for crude oil and natural gas, availability of capital and adversely affect Pogo’s results of operations.

Risks Relating to Environmental and Regulatory Matters

•        Crude oil and natural gas operations are subject to various governmental laws and regulations, including environmental laws and regulations. Compliance with these laws and regulations can be burdensome and expensive for Pogo, and failure to comply could result in Pogo incurring significant liabilities, either of which may impact its willingness to develop Pogo’s interests.

•        Federal and state legislative and regulatory initiatives relating to hydraulic fracturing could cause Pogo to incur increased costs, additional operating restrictions or delays and fewer potential drilling locations.

Risks Relating to Pogo’s Financial and Debt Arrangements

•        Restrictions in Pogo’s current and future debt agreements and credit facilities could limit its growth and its ability to engage in certain activities.

•        Any significant contraction in the reserve-based lending syndication market may negatively impact Pogo’s ability to fund its operations.

Risks Relating to the Purchase

•        The HNRA Board has potential conflicts of interest in recommending that the HNRA stockholders vote in favor of approval of the Proposals described in this Proxy Statement.

•        The unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information included in this Proxy Statement may not be indicative of what the actual financial position or results of operations would have been. Our future results following the Purchase may differ, possibly materially, from the unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information presented in this Proxy Statement.

•        The historical financial results of Pogo and the unaudited pro forma condensed consolidated combined financial information included elsewhere in this Proxy Statement may not be indicative of what Pogo’s actual financial position or results of operations would have been if it were a public company.

•        The announcement and pendency of the proposed Purchase may adversely affect our business, financial condition and results of operations, and, whether or not the Purchase is consummated, we have incurred and will continue to incur significant costs, fees and expenses relating to professional services and transaction fees.

•        Our inability to complete the Purchase, or to complete the Purchase in a timely manner, including as a result of the failure to obtain the Required HNRA Stockholder Approvals, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Purchase could negatively affect our business, financial condition and results of operations.

•        HNRA’s existing stockholders will experience dilution as a consequence of the Purchase. Having a minority share position may reduce the influence that our current stockholders have on the management of the Post-Combination Company.

•        If the benefits of the Purchase do not meet the expectations of investors or securities analysts, the market price of the Post-Combination Company’s securities may decline.

•        Purchases made pursuant to the Common Stock Purchase Agreement will be made at a discount to the volume weighted average price of SPAC Common Stock, which may result in negative pressure on the stock price following the Closing of the Purchase.

•        It is not possible to predict the actual number of shares of SPAC Common Stock, if any, we will sell under the Common Stock Purchase Agreement to White Lion or the actual gross proceeds resulting from those sales.

•        The sale and issuance of SPAC Common Stock to White Lion will cause dilution to our existing securityholders, and the resale of the SPAC Common Stock acquired by White Lion, or the perception that such resales may occur, could cause the price of our SPAC Common Stock to decrease.

•        The Post-Combination Company’s dividend policy following completion of the Purchase will be subject to change at the sole discretion of the Post-Combination Company’s Board of Directors and there is no assurance that the Post-Combination Company’s Board of Directors will declare dividends in accordance with this policy, and may change its dividend philosophy at any time.

•        Our amended and restated certificate of incorporation contains a waiver of the corporate opportunities doctrine for our directors and officers, and therefore such persons have no obligations to make opportunities available to us.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF HNRA

The following table presents selected historical financial data for the periods indicated. The selected historical financial data as of and for the years ended December 31, 2022 and 2021 is derived from HNRA’s audited financial statements and related notes thereto. The financial statements and related notes thereto are included elsewhere in this proxy statement for the years ended December 31, 2022 and 2021. The selected historical financial data for the three-months ended March 31, 2023 and 2022 have been derived from HNRA’s unaudited financial statements included elsewhere in this proxy statement.

For a detailed discussion of the summary historical financial data contained in the following table, please read “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HNRA.” The following table should also be read in conjunction with the historical financial statements of HNRA included in its Form 10-K for the year ended December 31, 2022 and 2021 filed with the SEC on March 31, 2023. Among other things, the historical financial statements include more detailed information regarding the basis of presentation for the information in the following table.

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended December 31,		For the Period from December 9, 2020 (Inception) through December 31, 2020
			2022	2021
Statement of Operations Data:

Expenses
Formation and operating costs	$653,731	$276,160	$1,598,013	$13,782	$—
Franchise taxes	50,000	—	200,000	—	—
Total expenses	703,731	276,160	1,798,013	13,782	—

Loss from operations	(703,731)	(276,160)	(1,798,013)	(13,782)	—

Other income (expenses)
Interest income	—	—	969	—	—
Interest income on marketable securities held in Trust Account	946,916	8,293	1,268,362	—	—
Change in fair value of warrant liability	(20,756)	—	—	—	—
Dividend income	1,739	—	—	—	—
Amortization of debt discount	(184,579)	—	—	—	—
Interest expense	(28,485)	—	—	—	—
Total other income (expenses)	714,835	8,293	1,269,331	—	—
Loss before income taxes	11,104	(267,867)	(528,682)	—	—
Income Tax provision	(188,718)	—	(221,665)	—	—
Net loss	$(177,614)	$(267,867)	$(750,347)	$(13,782)	$—

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended December 31,		For the Period from December 9, 2020 (Inception) through December 31, 2020
			2022	2021
Statement of Cash Flows Data:
Operating activities	$(271,825)	$(683,847)	$(1,317,482)	$(86,707)	$—
Investing activities	(862,500)	(87,975,000)	(87,975,000)	—	—
Financing activities	1,168,000	89,229,351	89,329,351	100,450	25,000
Net cash provided (used)	$33,675	$570,504	$36,869	$13,743	$25,000
	As of March 31, 2023	As of December 31,
		2022	2021	2020
Selected Balance Sheet Data:
Current assets	$109,287	$157,526	$335,976	$25,000
Marketable Securities held in Trust Account	91,052,778	89,243,362	—	—
Current liabilities	1,844,287	946,215	224,758	75,000
Long-term liabilities	3,628,218	2,587,500	—	—
Redeemable common stock	90,802,778	89,043,362	—	—
Stockholders’ equity (deficit)	(5,113,218)	(3,176,189)	111,218	25,000

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF POGO

The following table presents selected historical consolidated financial data for the periods indicated. The summary historical consolidated financial data as of and for the years ended December 31, 2022, 2021 and 2020 is derived from Pogo’s audited consolidated financial statements and related notes thereto. The audited consolidated financial statements and related notes thereto for the year ended December 31, 2022 and 2021 are included elsewhere in this Proxy Statement. The selected historical consolidated financial data for the three months ended March 31, 2023 and 2022 have been derived from Pogo’s unaudited consolidated financial statements included elsewhere in this Proxy Statement.

Pogo’s historical results are not necessarily indicative of the results that may be expected for any other period in the future. For a detailed discussion of the summary historical financial data contained in the following table, please read “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Pogo.” The following table should also be read in conjunction with the historical financial statements of Pogo included elsewhere in this Proxy Statement. Among other things, the historical financial statements include more detailed information regarding the basis of presentation for the information in the following table.

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended December 31,
			2022	2021	2020
Statement of Operations Data:
Revenues
Oil and gas revenues	$7,172,413	$8,823,654	$39,941,778	$23,966,375	$8,202,200
Commodity derivative gain (loss)	417,034	(3,131,678)	(4,793,790)	(5,704,113)	1,239,436
Other revenue	169,743	—	255,952	—	—
Net revenues	7,759,190	5,691,976	35,403,940	18,262,262	9,441,636

Expenses
Production taxes, transportation and processing	581,019	774,147	3,484,477	2,082,371	825,525
Lease operating	2,923,802	1,941,219	8,418,739	5,310,139	4,148,592
Depreciation, depletion and amortization	417,381	319,814	1,613,402	4,783,832	2,207,963
Accretion of asset retirement obligations	341,066	297,715	1,575,296	368,741	117,562
General and administrative	1,271,416	580,089	2,953,202	1,862,969	1,468,615
Total operating expenses	5,534,684	3,912,984	18,045,116	14,408,052	8,768,257

Income from operations	2,224,506	1,778,992	17,358,824	3,854,210	673,379

Other income (expenses)
Interest expense	(315,092)	(163,130)	(1,076,060)	(498,916)	(176,853)
Interest income	85,429	—	—	—	—
Insurance policy recovery	—	—	2,000,000	—	—
Net gain (loss) on asset sales	—	—	—	69,486	(2,706,642)
Other	(85,972)	1,400	13,238	(22,294)	(94,643)
Total other income (expenses)	(315,635)	(161,730)	937,178	(451,724)	(2,978,138)
Net income (loss) attributable to Pogo Resources, LLC	$1,908,871	$1,617,262	$18,296,002	$3,402,486	$(2,304,759)

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended December 31,
			2022	2021	2020
Statement of Cash Flows Data:
Operating activities	$3,207,922	$3,585,634	$18,651,132	$9,719,795	$3,186,518
Investing activities	(3,297,258)	(4,515,853)	(20,700,859)	(24,260,882)	(8,104,490)
Financing activities	—	1,990,000	3,000,000	15,500,000	4,029,508
Net cash provided (used)	$(89,336)	$1,059,781	$847,968	$958,913	$(888,464)
	As of March 31, 2023	As of December 31,
		2022	2021	2020
Selected Balance Sheet Data:
Current assets	$4,987,630	$5,476,133	$4,149,111	$1,634,108
Crude oil and natural gas properties, successful efforts method	58,141,218	55,206,917	41,847,223	21,023,568
Other assets	4,198,420	4,025,353	193,099	131,596
Current liabilities	4,610,247	4,225,474	8,601,758	4,228,246
Long-term liabilities	36,914,150	36,204,156	25,385,824	9,822,692
Members’ capital (deficit)	30,413,118	28,504,247	12,201,851	8,738,334

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma combined financial information, or the Summary Pro Forma Information, gives effect to the transactions contemplated by the Purchase. The Purchase will be accounted for using the acquisition method of accounting, with HNRA as the acquiring entity. Under the acquisition method of accounting, HNRA’s assets and liabilities will retain their carrying values and the assets and liabilities associated with Pogo will be recorded at their fair values measured as of the Closing date. The excess of the purchase price over the estimated fair values of the net assets acquired, if applicable, will be recorded as goodwill. The acquisition method of accounting is based on ASC 805 and uses the fair value concepts defined in ASC Topic 820, Fair Value Measurements. The summary unaudited pro forma combined balance sheet data as of March 31, 2023 gives effect to the Purchase and related transactions as if they had occurred on March 31, 2023. The summary unaudited pro forma combined statements of operations data for the three months ended March 31, 2023 and the year ended December 31, 2022 present the pro forma effect of the Purchase and Acquisition as if they had been completed on January 1, 2022.

The SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” in May 2020, or the “Release”, with an effective date of January 1, 2021. The amendments of the Release replace existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction under GAAP, which we refer to as Transaction Accounting Adjustments, and allow HNRA the option to present reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur, which we refer to as Management’s Adjustments. HNRA has elected to not present Management’s Adjustments and will only present Transaction Accounting Adjustments.

The summary unaudited pro forma financial information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma combined financial information of the post-combination company appearing elsewhere in this proxy statement and the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements and related notes of HNRA and Pogo for the applicable periods included in this proxy statement. The Summary Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what the post-combination company’s financial position or results of operations actually would have been had the Purchase been completed as of the dates indicated. In addition, the Summary Pro Forma Information does not purport to project the future financial position or operating results of the post-combination company.

The unaudited pro forma condensed combined financial statements are presented in three scenarios: (1) assuming no redemptions, or the No Redemptions scenario, (2) assuming 50% redemptions, or the Interim Redemptions scenario and (3) assuming maximum redemptions, or the Maximum Redemptions scenario. All three scenarios reflect the redemption of 4,115,597 shares of redeemable common stock that occurred on May 11,2023, which had a total redemption amount of $43,318,207 which was withdrawn from the Trust Account and paid to the redeemable stockholders. The scenarios also reflect the withdrawal from the Trust Account of $711,204 to pay franchise and federal income taxes that occurred on May 11, 2023, and the deposit into the Trust Account of $120,000 as payment of the May 11, 2023 extension payment.

No Redemptions Scenario.    This presentation assumes that none of the HNRA stockholders exercises redemption rights with respect to its Redeemable Common Stock for a pro rata portion of the funds in the Trust Account.

Interim Redemptions Scenario.    This presentation assumes that HNRA stockholders holding 4,509,403 Redeemable Common Stock exercise their redemption rights with respect to 2,254,702 (50% of the issued and outstanding shares) Redeemable Common Stock and that such Public Shares are redeemed for their pro-rata share (approximately $10.44 per share) of the funds in the Trust Account for aggregate redemption proceeds of approximately $23.5 million.

Maximum Redemptions Scenario.    This presentation assumes that HNRA stockholders holding 4,509,403 Redeemable Common Stock exercise their redemption rights and that such Public Shares are redeemed for their pro rata share (approximately $10.44 per share) of the funds in the Trust Account for aggregate redemption proceeds of approximately $47.0 million. Our amended and restated certificate of incorporation will not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination (such that we become subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our business combination even though a substantial majority of our public stockholders do not agree with the transaction and have redeemed their shares or, if we seek stockholder approval of our initial business combination and do not conduct redemptions in connection with our business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or their affiliates. In the event the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Selected Unaudited Pro Forma Combined Statement of Operations For the Three Months Ended March 31, 2023

Revenues	$7,759,190	$7,759,190	$7,759,190
Total operating expenses	6,899,637	6,899,637	6,899,637
Income from operations	859,553	859,553	859,553
Other income (expenses)	(757,624)	(757,624)	(757,624
Net income	$80,524	$80,524	$80,524

Weighted average shares outstanding, basic and diluted(1)	9,657,699	7,486,177	5,148,296
Net income per share(1)	$0.01	$0.01	0.02

Selected Unaudited Pro Forma Combined Statement of Operations For the Year Ended December 31, 2022
Revenues	$35,403,940	$35,403,940	$35,403,940
Total operating expenses	24,283,514	24,283,514	24,283,514
Income from operations	11,120,426	11,120,426	11,120,426
Other income (expenses)	(85,793)	(85,793)	(85,793)
Net income	$8,717,360	$8,717,360	$8,717,360

Weighted average shares outstanding, basic and diluted(1)	9,639,476	7,390,952	5,142,427
Net income per share(1)	$0.90	$1.18	1.70

Selected Unaudited Pro Forma Combined Balance Sheet as of March 31, 2023
Total current assets	$3,060,651	$3,060,651	$3,060,651
Total assets	129,357,171	129,357,171	129,357,171
Total current liabilities	47,521,197	71,067,881	94,614,564
Total liabilities	69,115,818	92,662,502	116,209,185
Total Stockholders’ equity	$60,241,353	$36,694,670	$13,147,986

____________

(1)      The potentially dilutive outstanding securities consisted of 8,625,000 Public Warrants and 505,000 Private Warrants, which were excluded from the computation of pro forma net loss per share, basic and diluted, because their effect would have been anti-dilutive as a result of the exercise price of the Public Warrants and Private Warrants being greater than the average market price of the Company’s common stock.

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included or incorporated by reference in this Proxy Statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this Proxy Statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of Pogo and the Company following the Purchase and could adversely affect the trading price of HNRA’s securities following the Purchase. For additional information, see the section entitled “Where You Can Find More Information.” In addition to the risks set forth below or referenced above, new risks may emerge from time to time and it is not possible to predict all risk factors, nor can HNRA or Pogo assess the impact of all factors on the combined business following the Purchase or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in or implied by any forward-looking statements. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.

Except where noted or the context otherwise requires, as used in this subsection, the terms “we,” “us,” “our,” “our company,” “our business” and similar terms refer to the Company following the Purchase.

Risks Related to Pogo

Pogo’s producing properties are located in the Permian Basin, making it vulnerable to risks associated with operating in a single geographic area.

All of Pogo’s producing properties are currently geographically concentrated in the Permian Basin. As a result of this concentration, Pogo may be disproportionately exposed to the impact of regional supply and demand factors, delays or interruptions of production from wells in this area caused by governmental regulation, processing or transportation capacity constraints, availability of equipment, facilities, personnel or services market limitations, natural disasters, adverse weather conditions, plant closures for scheduled maintenance or interruption of the processing or transportation of crude oil and natural gas. In addition, the effect of fluctuations on supply and demand may become more pronounced within specific geographic crude oil and natural gas producing areas such as the Permian Basin, which may cause these conditions to occur with greater frequency or magnify the effects of these conditions. Due to the concentrated nature of Pogo’s portfolio of properties, a number of its properties could experience any of the same conditions at the same time, resulting in a relatively greater impact on its results of operations than they might have on other companies that have a more diversified portfolio of properties. Such delays or interruptions could have a material adverse effect on Pogo’s financial condition and results of operations.

As a result of Pogo’s exclusive focus on the Permian Basin, it may be less competitive than other companies in bidding to acquire assets that include properties both within and outside of that basin. Although Pogo is currently focused on the Permian Basin, it may from time to time evaluate and consummate the acquisition of asset packages that include ancillary properties outside of that basin, which may result in the dilution of its geographic focus.

Title to the properties in which Pogo is acquiring an interest may be impaired by title defects.

Pogo is not required to, and under certain circumstances it may elect not to, incur the expense of retaining lawyers to examine the title to its operating interests. In such cases, Pogo would rely upon the judgment of oil and gas lease brokers or landmen who perform the fieldwork in examining records in the appropriate governmental office before acquiring an operating interest. The existence of a material title deficiency can render an interest worthless and can materially adversely affect Pogo’s results of operations, financial condition and cash flows. No assurance can be given that Pogo will not suffer a monetary loss from title defects or title failure. Additionally, undeveloped acreage has a greater risk of title defects than developed acreage. If there are any title defects in properties in which Pogo holds an interest, it may suffer a financial loss.

Executive officers and directors of HNRA and Pogo have interests in the purchase that may be different from, or in addition to, the interests of the HNRA stockholders and the Pogo owners generally.

In considering the recommendation of the HNRA board that HNRA stockholders vote in favor of the proposals on the agenda for the HNRA special meeting, as applicable, HNRA stockholders should be aware of and consider the fact that certain HNRA and Pogo executive officers and directors have interests in the purchase that may be different from, or in addition to, the interests of HNRA stockholders generally. The interests of HNRA’s and Pogo’s executive officers and directors include, among others, immediate vesting of certain equity or equity-based awards in connection with the purchase and certain change-in-control severance benefits, in the event of termination or constructive termination during specified time periods following the consummation of the purchaser, as further described in the section entitled “The Purchase”. The interests of HNRA’s executive officers and directors include, among others, rights to continuing indemnification and officers’ and directors’ liability insurance, as further described in the section entitled “The Purchase.” The HNRA board and the Pogo board were aware of and considered the interests of their respective officers and directors, among other matters, in evaluating the terms and structure, and overseeing the negotiation of the MIPA and the transactions contemplated thereby, including the purchase and the recommendation of the HNRA board that HNRA stockholders vote in favor of the proposals on the agenda for the HNRA special meeting.

Pogo depends on various services for the development and production activities on the properties it operates. Substantially all Pogo’s revenue is derived from these producing properties. A reduction in the expected number of wells to be developed on Pogo’s acreage by or the failure of Pogo to develop and operate the wells on its acreage could have an adverse effect on its results of operations and cash flows adequately and efficiently.

Pogo’s assets consists of operating interests. The failure of Pogo to perform operations adequately or efficiently or to act in ways that are not in Pogo’s best interests could reduce production and revenues. Additionally, certain investors have requested that operators adopt initiatives to return capital to investors, which could also reduce the capital available to Pogo for investment in development and production activities. Moreover, should a low commodity price environment incur, Pogo may also opt to reduce development activity that could further reduce production and revenues.

If production on Pogo acreage decreases due to decreased development activities, because of a low commodity price environment, limited availability of development capital, production-related difficulties or otherwise, Pogo’s results of operations may be adversely affected. Pogo is not obligated to undertake any development activities other than those required to maintain their leases on Pogo’s acreage. In the absence of a specific contractual obligation, any development and production activities will be subject to their reasonable discretion (subject to certain implied obligations to develop imposed by the laws of some states). Pogo could determine to develop wells on Pogo’s acreage than is currently expected. The success and timing of development activities on Pogo’s properties, depends on a number of factors that are largely outside of Pogo’s control, including:

•        the capital costs required for development activities on Pogo’s acreage, which could be significantly more than anticipated;

•        the ability of Pogo to access capital;

•        prevailing commodity prices;

•        the availability of suitable equipment, production and transportation infrastructure and qualified operating personnel;

•        the availability of storage for hydrocarbons, Pogo’s expertise, operating efficiency and financial resources;

•        Pogo’s expected return on investment in wells developed on Pogo’s acreage as compared to opportunities in other areas;

•        the selection of technology;

•        the selection of counterparties for the marketing and sale of production;

•        and the rate of production of the reserves.

Pogo may elect not to undertake development activities, or may undertake these activities in an unanticipated fashion, which may result in significant fluctuations in Pogo’s results of operations and cash flows. Sustained reductions in production by Pogo on Pogo’s properties may also adversely affect Pogo’s results of operations and cash flows. Additionally, if Pogo were to experience financial difficulty, Pogo might not be able to pay invoices to continue its operations, which could have a material adverse impact on Pogo’s cash flows.

Pogo’s future success depends on replacing reserves through acquisitions and the exploration and development activities.

Producing crude oil and natural gas wells are characterized by declining production rates that vary depending upon reservoir characteristics and other factors. Pogo’s future crude oil and natural gas reserves and Pogo’s production thereof and Pogo’s cash flows are highly dependent on the successful development and exploitation of Pogo’s current reserves and its ability to successfully acquire additional reserves that are economically recoverable. Moreover, the production decline rates of Pogo’s properties may be significantly higher than currently estimated if the wells on its properties do not produce as expected. Pogo may also not be able to find, acquire or develop additional reserves to replace the current and future production of its properties at economically acceptable terms. If Pogo is not able to replace or grow its oil and natural gas reserves, its business, financial condition and results of operations would be adversely affected.

Pogo’s failure to successfully identify, complete and integrate acquisitions of properties or businesses could materially and adversely affect its growth, results of operations and cash flows.

Pogo depends in part on acquisitions to grow its reserves, production and cash flows. Pogo’s decision to acquire a property will depend in part on the evaluation of data obtained from production reports and engineering studies, geophysical and geological analyses and seismic data, and other information, the results of which are often inconclusive and subject to various interpretations. The successful acquisition of properties requires an assessment of several factors, including:

•        recoverable reserves;

•        future crude oil and natural gas prices and their applicable differentials;

•        development plans;

•        operating costs Pogo’s E&P operators would incur to develop and operate the properties;

•        and potential environmental and other liabilities that E&P operators may incur.

The accuracy of these assessments is inherently uncertain and Pogo may not be able to identify attractive acquisition opportunities. In connection with these assessments, Pogo performs a review of the subject properties that it believes to be generally consistent with industry practices, given the nature of its interests. Pogo’s review will not reveal all existing or potential problems, nor will it permit it to become sufficiently familiar with the properties to assess fully their deficiencies and capabilities. Inspections are often not performed on every well, and environmental problems, such as groundwater contamination, are not necessarily observable even when an inspection is undertaken. Even when problems are identified, the seller may be unwilling or unable to provide effective contractual protection against all or part of the problems. Even if Pogo does identify attractive acquisition opportunities, it may not be able to complete the acquisition or do so on commercially acceptable terms. Unless Pogo further develops its existing properties, it will depend on acquisitions to grow its reserves, production and cash flow.

There is intense competition for acquisition opportunities in Pogo’s industry. Competition for acquisitions may increase the cost of, or cause Pogo to refrain from, completing acquisitions. Additionally, acquisition opportunities vary over time. Pogo’s ability to complete acquisitions is dependent upon, among other things, its ability to obtain debt and equity financing and, in some cases, regulatory approvals. Further, these acquisitions may be in geographic regions in which Pogo does not currently hold assets, which could result in unforeseen operating difficulties. In addition, if Pogo acquires interests in new states, it may be subject to additional and unfamiliar legal and regulatory requirements. Compliance with regulatory requirements may impose substantial additional obligations on Pogo and its management, cause it to expend additional time and resources in compliance activities and increase its exposure to penalties or fines for non-compliance with such additional legal requirements. Further, the success of any completed acquisition will depend on Pogo’s ability to effectively integrate the acquired business into its existing business. The process of integrating acquired businesses may involve unforeseen difficulties and may require a disproportionate amount of Pogo’s managerial and financial resources. In addition, potential future acquisitions may be larger and for purchase prices significantly higher than those paid for earlier acquisitions.

No assurance can be given that Pogo will be able to identify suitable acquisition opportunities, negotiate acceptable terms, obtain financing for acquisitions on acceptable terms or successfully acquire identified targets. Pogo’s failure to achieve consolidation savings, to integrate the acquired assets into its existing operations successfully or to minimize any unforeseen difficulties could materially and adversely affect its financial condition, results of operations and cash flows. The inability to effectively manage these acquisitions could reduce Pogo’s focus on subsequent acquisitions and current operations, which, in turn, could negatively impact its growth, results of operations and cash flows.

Pogo may acquire properties that do not produce as projected, and it may be unable to determine reserve potential, identify liabilities associated with such properties or obtain protection from sellers against such liabilities.

Acquiring crude oil and natural gas properties requires Pogo to assess reservoir and infrastructure characteristics, including recoverable reserves, development and operating costs and potential environmental and other liabilities. Such assessments are inexact and inherently uncertain. In connection with the assessments, Pogo performs a review of the subject properties, but such a review will not necessarily reveal all existing or potential problems. In the course of Pogo’s due diligence, it may not inspect every well or pipeline. Pogo cannot necessarily observe structural and environmental problems, such as pipe corrosion, when an inspection is made. Pogo may not be able to obtain contractual indemnities from the seller for liabilities created prior to its purchase of the property. Pogo may be required to assume the risk of the physical condition of the properties in addition to the risk that the properties may not perform in accordance with its expectations.

Any acquisitions that Pogo completes will be subject to substantial risks.

Even if Pogo makes acquisitions that it believes will increase its cash generated from operations, these acquisitions may nevertheless result in a decrease in its cash flows. Any acquisition involves potential risks, including, among other things:

•        the validity of Pogo’s assumptions about estimated proved reserves, future production, prices, revenues, capital expenditures, the operating expenses and costs to develop the reserves;

•        a decrease in Pogo’s liquidity by using a significant portion of its cash generated from operations or borrowing capacity to finance acquisitions;

•        a significant increase in Pogo’s interest expense or financial leverage if it incurs debt to finance acquisitions;

•        the assumption of unknown liabilities, losses or costs for which Pogo is not indemnified or for which any indemnity it receives is inadequate;

•        mistaken assumptions about the overall cost of equity or debt;

•        Pogo’s ability to obtain satisfactory title to the assets it acquires;

•        an inability to hire, train or retain qualified personnel to manage and operate Pogo’s growing business and assets;

•        and the occurrence of other significant changes, such as impairment of crude oil and natural gas properties, goodwill or other intangible assets, asset devaluation or restructuring charges.

Pogo’s identified development activities are susceptible to uncertainties that could materially alter the occurrence or timing of their development activities.

The ability of Pogo to perform development activities depends on a number of uncertainties, including the availability of capital, construction of and limitations on access to infrastructure, inclement weather, regulatory changes and approvals, crude oil and natural gas prices, costs, development activity results and the availability of water. Further, Pogo’s identified potential development activities are in various stages of evaluation, ranging from wells that are ready to be developed to wells that require substantial additional interpretation. The use of technologies and the study of producing fields in the same area will not enable Pogo to know conclusively prior to development activities whether crude oil and natural gas will be present or, if present, whether crude oil and natural gas will be present in sufficient quantities to be economically viable. Even if enough crude oil or natural gas exist, Pogo may damage the potentially productive hydrocarbon-bearing formation or experience mechanical difficulties while performing development activities, possibly resulting in a reduction in production from the well or abandonment of the well. If Pogo performs additional development activities on wells that do not respond or they produce at quantities less than desired these wells may materially harm Pogo’s business.

There is no guarantee that the conclusions Pogo draws from available data and other wells near the Pogo acreage will be applicable to Pogo’s development activities. Further, initial production rates reported by Pogo in the areas in which Pogo’s reserves are located may not be indicative of future or long-term production rates. Additionally, actual production from wells may be less than expected. For example, a number of E&P operators have recently announced that newer wells drilled close in proximity to already producing wells have produced less oil and gas than forecast. Because of these uncertainties, Pogo does not know if the potential development activities that have been identified will ever be able to produce crude oil and natural gas from these or any other potential development activities. As such, the actual development activities of Pogo may materially differ from those presently identified, which could adversely affect Pogo’s business, results of operation and cash flows.

Acquisitions and Pogo’s development of Pogo’s leases will require substantial capital, and our company may be unable to obtain needed capital or financing on satisfactory terms or at all.

The crude oil and natural gas industry is capital intensive. Pogo made substantial capital expenditures in connection with the acquisition and development of its properties. Our company may continue to make substantial capital expenditures in connection with the acquisition and development of properties. Our company will finance capital expenditures primarily with funding from cash generated by operations and borrowings under its revolving credit facility.

In the future, Pogo may need capital more than the amounts it retains in its business or borrows under its revolving credit facility. The level of borrowing base available under Pogo’s revolving credit facility is largely based on its estimated proved reserves and its lenders’ price decks and underwriting standards in the reserve-based lending space and may be reduced to the extent commodity prices decrease and cause underwriting standards to tighten or the lending syndication market is not sufficiently liquid to obtain lender commitments to a full borrowing base in an amount appropriate for Pogo’s assets. Furthermore, Pogo cannot assure you that it will be able to access other external capital on terms favorable to it or at all. For example, a significant decline in prices for crude oil and broader economic turmoil may adversely impact Pogo’s ability to secure financing in the capital markets on favorable terms. Additionally, Pogo’s ability to secure financing or access the capital markets could be adversely affected if financial institutions and institutional lenders elect not to provide funding for fossil fuel energy companies in connection with the adoption of sustainable lending initiatives or are required to adopt policies that have the effect of reducing the funding available to the fossil fuel sector. If Pogo is unable to fund its capital requirements, Pogo may be unable to complete acquisitions, take advantage of business opportunities or respond to competitive pressures, any of which could have a material adverse effect on its results of operation and free cash flow.

Pogo is also dependent on the availability of external debt, equity financing sources and operating cash flows to maintain its development program. If those financing sources are not available on favorable terms or at all, then Pogo expects the development of its properties to be adversely affected. If the development of Pogo’s properties is adversely affected, then revenues from Pogo’s operations may decline. If we issue additional equity securities or securities convertible into equity securities, existing stockholders will experience dilution and the new equity securities could have rights senior to those of Company common stock.

The widespread outbreak of an illness, pandemic (like COVID-19) or any other public health crisis may have material adverse effects on Pogo’s business, financial position, results of operations and/or cash flows.

Pogo faces risks related to the outbreak of illnesses, pandemics and other public health crises that are outside of its control and could significantly disrupt its operations and adversely affect its financial condition. For example, the COVID-19 pandemic has caused a disruption to the oil and natural gas industry and to Pogo’s business. The COVID-19 pandemic negatively impacted the global economy, disrupted global supply chains, reduced global demand for oil and gas, and created significant volatility and disruption of financial and commodity markets, but has been improving since 2020.

The degree to which the COVID-19 pandemic or any other public health crisis adversely impacts Pogo’s operations, financial results and dividend policy will also depend on future developments, which are highly uncertain and cannot be predicted. These developments include, but are not limited to, the duration and spread of the pandemic, its severity, the actions to contain the virus or treat its impact, its impact on the economy and market conditions, and how quickly and to what extent normal economic and operating conditions can resume. While this matter may disrupt its operations in some way, the degree of the adverse financial impact cannot be reasonably estimated at this time.

Pogo currently plans to enter hedging arrangements with respect to the production of crude oil, and possibly natural gas which is a smaller portion of the reserves. Pogo will mitigate the exposure to the impact of decreases in the prices by establishing a hedging plan and structure that protects the earnings to a reasonable level, and the debt service requirements.

Pogo does currently plan to enter into hedging arrangements to establish, in advance, a price for the sale of the crude oil and possibly natural gas produced from its properties. The hedging plan and structure will be at a level to balance the debt service requirements and also allow Pogo to realize the benefit of any short-term increase in the price of crude oil and natural gas. A portion of the crude oil and natural gas produced from its properties will not be protected against decreases in the price of crude oil and natural gas, or prolonged periods of low commodity prices. Hedging arrangements may limit Pogo’s ability to realize the benefit of rising prices and may result in hedging losses.

The intent of the hedging arrangements is to mitigate the volatility in its cash flows due to fluctuations in the price of crude oil and natural gas. However, these hedging activities may not be as effective as our company intends in reducing the volatility of its cash flows and, if entered into, are subject to the risks of the terms of the derivative instruments derivative contract, there may be a change in the expected differential between the underlying commodity price in the derivative instrument and the actual price received, our company’s hedging policies and procedures may not be properly followed and the steps our company takes to monitor its derivative financial instruments may not detect and prevent violations of its risk management policies and procedures, particularly if deception or other intentional misconduct is involved. Further, our company may be limited in receiving the full benefit of increases in crude oil as a result of these hedging transactions. The occurrence of any of these risks could prevent Pogo from realizing the benefit of a derivative contract.12

Pogo’s estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of its reserves.

It is not possible to measure underground accumulation of crude oil and natural gas in an exact way. Crude oil and natural gas reserve engineering is not an exact science and requires subjective estimates of underground accumulations of crude oil and natural gas and assumptions concerning future crude oil and natural gas prices, production levels, ultimate recoveries and operating and development costs. As a result, estimated quantities of proved reserves, projections of future production rates and the timing of development expenditures may turn out to be incorrect. Estimates of Pogo’s proved reserves and related valuations as of December 31, 2022 and December 31 2021 were prepared by William M. Cobb & Associates, Inc. (“WMC&A”). WMC&A conducted a detailed review of all of Pogo’s properties for the period covered by its reserve report using information provided by Pogo. Over time, Pogo may make material changes to reserve estimates taking into account the results of actual drilling, testing and production and changes in prices. In addition, certain assumptions regarding future crude oil and natural gas prices, production levels and operating and development costs may prove incorrect. For example, due to the deterioration in commodity prices and operator activity in 2020 as a result of the COVID-19 pandemic and other factors, the commodity price assumptions used to calculate Pogo’s reserves estimates declined, which in turn lowered its proved reserve estimates. A substantial portion of Pogo’s reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Any significant variance from these assumptions to actual figures could greatly affect Pogo’s estimates of reserves and future cash generated from operations. Numerous changes over time to the assumptions on which Pogo’s reserve estimates are based, as described above, often result in the actual quantities of crude oil and natural gas that are ultimately recovered being different from its reserve estimates.

Furthermore, the present value of future net cash flows from Pogo’s proved reserves is not necessarily the same as the current market value of its estimated reserves. In accordance with rules established by the SEC and the Financial Accounting Standards Board (the “FASB”), Pogo bases the estimated discounted future net cash flows from its proved reserves on the twelve-month average oil and gas index prices, calculated as the unweighted arithmetic average for the first-day-of-the-month price for each month, and costs in effect on the date of the estimate, holding the prices and costs constant throughout the life of the properties. Actual future prices and costs may differ materially from those used in the present value estimate, and future net present value estimates using then current prices and costs may be significantly less than the current estimate. In addition, the 10% discount factor Pogo uses when calculating discounted future net cash flows may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with Pogo or the crude oil and natural gas industry in general.

Operating hazards and uninsured risks may result in substantial losses to Pogo and any losses could adversely affect Pogo’s results of operations and cash flows.

The operations of Pogo will be subject to all of the hazards and operating risks associated with drilling for and production of crude oil and natural gas, including the risk of fire, explosions, blowouts, surface cratering, uncontrollable flows of crude oil and natural gas and formation water, pipe or pipeline failures, abnormally pressured formations, casing collapses and environmental hazards such as crude oil spills, natural gas leaks and ruptures or discharges of toxic gases. In addition, their operations will be subject to risks associated with hydraulic fracturing, including any mishandling, surface spillage or potential underground migration of fracturing fluids, including chemical additives. The occurrence of any of these events could result in substantial losses to Pogo due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigations and penalties, suspension of operations and repairs required to resume operations.

Loss of Pogo’s information and computer systems, including as a result of cyber-attacks, could materially and adversely affect Pogo’s business.

Pogo relies on electronic systems and networks to control and manage Pogo’s respective businesses. If any of such programs or systems were to fail for any reason, including as a result of a cyber-attack, or create erroneous information in Pogo’s hardware or software network infrastructure, possible consequences could be significant, including loss of communication links and inability to automatically process commercial transaction or engage in similar automated or computerized business activities. Although Pogo has multiple layers of security to mitigate risks of cyber-attacks, cyber-attacks on business have escalated in recent years. Moreover, Pogo is becoming increasingly dependent on digital technologies to conduct certain exploration, development, production and processing activities, including interpreting seismic data, managing drilling rigs, production activities and gathering systems, conducting reservoir modeling and estimating reserves. The U.S. government has issued public warnings that indicate that energy assets might be specific targets of cyber security threats. If Pogo becomes the target of cyber-attacks of information security breaches, their business operations may be substantially disrupted, which could have an adverse effect on Pogo’s results of operations. In addition, Pogo’s efforts to monitor, mitigate and manage these evolving risks may result in increased capital and operating costs, and there can be no assurance that such efforts will be sufficient to prevent attacks or breaches from occurring.

A terrorist attack or armed conflict could harm Pogo’s business.

Terrorist activities, anti-terrorist activities and other armed conflicts involving the United States or other countries may adversely affect the United States and global economies and could prevent Pogo from meeting its financial and other obligations. For example, on February 24, 2022, Russia launched a large-scale invasion of Ukraine that has led to significant armed hostilities. As a result, the United States, the United Kingdom, the member states of the European Union and other public and private actors have levied severe sanctions on Russia. To date, this conflict has resulted in a decreased supply of hydrocarbons which has resulted in higher commodity prices. The geopolitical and macroeconomic consequences of this invasion and associated sanctions cannot be predicted, and such events, or any further hostilities in Ukraine or elsewhere, could severely impact the world economy. If any of these events occur, the resulting political instability and societal disruption could reduce overall demand for crude oil and natural gas potentially putting downward pressure on demand for Pogo’s services and causing a reduction in its revenues. Crude oil and natural gas related facilities, including those of Pogo, could be direct targets of terrorist attacks, and, if infrastructure integral to Pogo is destroyed or damaged, they may experience a significant disruption in their operations. Any such disruption could materially adversely affect Pogo’s financial condition, results of operations and cash flows. Costs for insurance and other security may increase as a result of these threats, and some insurance coverage may become more difficult to obtain, if available at all.

We believe Pogo currently has ineffective internal control over its financial reporting.

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of Pogo’s annual or interim consolidated financial statements may not be prevented or detected on a timely basis. We identified a material weakness and believe that Pogo currently has ineffective internal control over financial reporting, primarily due to: not maintaining a sufficient complement of personnel to permit segregation of duties among personnel with access to

Pogo’s accounting and information systems controls, lacking proper review evidence of controls over the reserves report prepared by the reservoir engineer, and lacking the controls needed to ensure that the accounting for certain items is accurate and complete.

HNRA intends, following consummation of the Purchase, to remediate these deficiencies by putting into place proper internal controls and accounting systems to ensure effective internal control over its financial reporting. Completion of remediation does not provide assurance that our remediation or other controls will continue to operate properly or remain adequate and we cannot assure you that we will not identify additional material weaknesses in our internal control over financial reporting in the future. If we are unable to maintain effective internal control over financial reporting or disclosure controls and procedures, our ability to record, process and report financial information accurately, and to prepare financial statements within the time periods specified by the rules and forms of the SEC, could be adversely affected. This failure could negatively affect the market price and trading liquidity of the SPAC Common Stock, cause investors to lose confidence in our reported financial information, subject us to civil and criminal investigations and penalties and generally materially and adversely impact our business and financial condition.

Risks Related to Pogo’s Industry

A substantial majority of Pogo’s revenues from crude oil and gas producing activities are derived from its operating properties that are based on the price at which crude oil and natural gas produced from the acreage underlying its interests are sold. Prices of crude oil and natural gas are volatile due to factors beyond Pogo’s control. A substantial or extended decline in commodity prices may adversely affect Pogo’s business, financial condition, results of operations and cash flows.

Pogo’s revenues, operating results, discretionary cash flows, profitability, liquidity and the carrying value of its interests depend significantly upon the prevailing prices for crude oil and natural gas. Historically, crude oil and natural gas prices and their applicable basis differentials have been volatile and are subject to fluctuations in response to changes in supply and demand, market uncertainty and a variety of additional factors that are beyond Pogo’s control, including:

•        the regional, domestic foreign supply of and demand for crude oil and natural gas;

•        the level of prices and market expectations about future prices of crude oil and natural gas;

•        the level of global crude oil and natural gas E&P;

•        the cost of exploring for, developing, producing and delivering crude oil and natural gas;

•        the price and quantity of foreign imports and U.S. exports of crude oil and natural gas;

•        the level of U.S. domestic production;

•        political and economic conditions and events in foreign oil and natural gas producing countries, including embargoes, continued hostilities in the Middle East and other sustained military campaigns, the armed conflict in Ukraine and associated economic sanctions on Russia, conditions in South America, Central America and China and acts of terrorism or sabotage;

•        global or national health concerns, including the outbreak of an illness pandemic (like COVID-19), which may reduce demand for crude oil and natural gas due to reduced global or national economic activity;

•        the ability of members of OPEC and its allies and other oil exporting nations to agree to and maintain crude oil price and production controls;

•        speculative trading in crude oil and natural gas derivative contracts;

•        the level of consumer product demand;

•        weather conditions and other natural disasters, such as hurricanes and winter storms, the frequency and impact of which could be increased by the effects of climate change;

•        technological advances affecting energy consumption, energy storage and energy supply;

•        domestic and foreign governmental regulations and taxes;

•        the continued threat of terrorism and the impact of military and other action, including U.S. military operations in the Middle East and economic sanctions such as those imposed by the U.S. on oil and gas exports from Iran;

•        the proximity, cost, availability and capacity of crude oil and natural gas pipelines and other transportation facilities;

•        the impact of energy conservation efforts;

•        the price and availability of alternative fuels; and

•        overall domestic and global economic conditions.

These factors and the volatility of the energy markets make it extremely difficult to predict future crude oil and natural gas price movements with any certainty. For example, during the past five years, the posted price for West Texas Intermediate (“WTI”) light sweet crude oil has ranged from a historic, record low price of negative ($36.98) per barrel (“Bbl”) in April 2020 to a high of $123.64 per Bbl in March 2022, and the Henry Hub spot market price for natural gas has ranged from a low of $1.33 per metric million British thermal unit (“MMBtu”) in September 2020 to a high of $23.86 per MMBtu in February 2021. Certain actions by OPEC+ in the first half of 2020, combined with the impact of the continued outbreak of the COVID-19 pandemic and a shortage in available storage for hydrocarbons in the U.S., contributed to the historic low price for crude oil in April 2020. While the prices for crude oil have begun to stabilize and also increase, such prices have historically remained volatile, which has adversely affected the prices at which production from Pogo’s properties is sold and may continue to do so in the future. This, in turn, has and will materially affect the amount of production payments that Pogo receives.

Any substantial decline in the price of crude oil and natural gas, or prolonged period of low commodity prices will materially adversely affect Pogo’s business, financial condition, results of operations and cash flows. In addition, lower crude oil and natural gas may reduce the amount of crude oil and natural gas that can be produced economically, which may reduce its Pogo’s willingness to develop its properties. This may result in Pogo having to make substantial downward adjustments to its estimated proved reserves, which could negatively impact its ability to fund its operations. If this occurs or if production estimates change or exploration or development results deteriorate, the successful efforts method of accounting principles may require Pogo to write down, as a non-cash charge to earnings, the carrying value of its crude oil and natural gas properties. Pogo could also determine during periods of low commodity prices to shut in or curtail production from wells on Pogo’s properties. In addition, Pogo could determine during periods of low commodity prices to plug and abandon marginal wells that otherwise may have been allowed to continue to produce for a longer period under conditions of higher prices. Specifically, they may abandon any well if they reasonably believe that the well can no longer produce crude oil or natural gas in commercially paying quantities. Pogo may choose to use various derivative instruments in connection with anticipated crude oil and natural gas to minimize the impact of commodity price fluctuations. However, Pogo cannot hedge the entire exposure of its operations from commodity price volatility. To the extent Pogo does not hedge against commodity price volatility, or its hedges are not effective, Pogo’s results of operations and financial position may be diminished.

If commodity prices decrease to a level such that Pogo’s future undiscounted cash flows from its properties are less than their carrying value, Pogo may be required to take write-downs of the carrying values of its properties.

Accounting rules require that Pogo periodically review the carrying value of its properties for possible impairment. Based on specific market factors and circumstances at the time of prospective impairment reviews, production data, economics and other factors, Pogo may be required to write down the carrying value of its properties. Pogo evaluates the carrying amount of its proved oil and natural gas properties for impairment whenever events or changes in circumstances indicate that a property’s carrying amount may not be recoverable. If the carrying value exceeds the estimated undiscounted future cash flows Pogo would estimate the fair value of its properties and record an impairment charge for any excess of the carrying value of the properties over the estimated fair value of the properties. Factors used to estimate fair value may include estimates of proved reserves, future commodity prices, future production estimates and a commensurate discount rate. The risk that Pogo will be required to recognize impairments of its crude oil and natural gas properties increases during periods of low commodity prices. In addition, impairments would occur if Pogo were to experience sufficient downward adjustments to its estimated proved reserves or the present value of estimated future net revenues. An impairment recognized in one period may not be reversed in a subsequent period. Pogo may incur impairment charges in the future, which could materially adversely affect its results of operations for the periods in which such charges are taken.

The unavailability, high cost or shortages of rigs, equipment, raw materials, supplies or personnel may restrict or result in increased costs to develop and operate Pogo’s properties.

The crude oil and natural gas industry is cyclical, which can result in shortages of drilling/workover rigs, equipment, raw materials (particularly water and sand and other proppants), supplies and personnel. When shortages occur, the costs and delivery times of rigs, equipment and supplies increase and demand for, and wage rates of, qualified drilling/workover rig crews also rise with increases in demand. Pogo cannot predict whether these conditions will exist in the future and, if so, what their timing and duration will be. In accordance with customary industry practice, Pogo relies on independent third-party service providers to provide many of the services and equipment necessary to drill new development wells. If Pogo is unable to secure a sufficient number of drilling/workover rigs at reasonable costs, Pogo’s financial condition and results of operations could suffer. Shortages of drilling/workover rigs, equipment, raw materials, supplies, personnel, trucking services, tubulars, hydraulic fracturing and completion services and production equipment could delay or restrict Pogo’s development operations, which in turn could have a material adverse effect on Pogo’s financial condition, results of operations and cash flows.

The marketability of crude oil and natural gas production is dependent upon transportation and processing and refining facilities, which Pogo cannot control. Any limitation in the availability of those facilities could interfere with Pogo’s ability to market its production and could harm Pogo’s business.

The marketability of Pogo’s production depends in part on the availability, proximity and capacity of pipelines, gathering lines, tanker trucks and other transportation methods, and processing and refining facilities owned by third parties. Pogo does not control these third-party facilities and Pogo’s access to them may be limited or denied. Insufficient production from the wells on Pogo’s acreage or a significant disruption in the availability of third-party transportation facilities or other production facilities could adversely impact Pogo’s ability to deliver, to market or produce oil and natural gas and thereby cause a significant interruption in Pogo’s operations. If they are unable, for any sustained period, to implement acceptable delivery or transportation arrangements or encounter production related difficulties, they may be required to shut in or curtail production. In addition, the amount of crude oil that can be produced and sold is subject to curtailment in certain other circumstances outside of Pogo’s control, such as pipeline interruptions due to scheduled and unscheduled maintenance, excessive pressure, physical damage or lack of available capacity on these systems, tanker truck availability and extreme weather conditions. Also, production from Pogo’s wells may be insufficient to support the construction of pipeline facilities, and the shipment of Pogo’s crude oil and natural gas on third-party pipelines may be curtailed or delayed if it does not meet the quality specifications of the pipeline owners. The curtailments arising from these and similar circumstances may last from a few days to several months. In many cases, Pogo is provided only with limited, if any, notice as to when these circumstances will arise and their duration. Any significant curtailment in gathering system or transportation, processing or refining-facility capacity, or an inability to obtain favorable terms for delivery of the crude oil and natural gas produced from Pogo’s acreage, could reduce Pogo’s ability to market the production from Pogo’s properties and have a material adverse effect on Pogo’s financial condition, results of operations and cash flows. Pogo’s access to transportation options and the prices Pogo receives can also be affected by federal and state regulation — including regulation of crude oil and natural gas production, transportation and pipeline safety — as well by general economic conditions and changes in supply and demand.

In addition, the third parties on whom Pogo relies for transportation services are subject to complex federal, state, tribal and local laws that could adversely affect the cost, manner or feasibility of conducting Pogo’s business.

Drilling for and producing crude oil and natural gas are high-risk activities with many uncertainties that may materially adversely affect Pogo’s business, financial condition, results of operations and cash flows.

The development drilling activities of Pogo’s properties will be subject to many risks. For example, Pogo will not be able to assure you that wells drilled by the E&P operators of its properties will be productive. Drilling for crude oil and natural gas often involves unprofitable efforts, not only from dry wells but also from wells that are productive but do not produce sufficient crude oil and natural gas to return a profit at then realized prices after deducting drilling, operating and other costs. The seismic data and other technologies used do not provide conclusive knowledge prior to drilling a well that crude oil and natural gas are present or that a well can be produced economically. The costs of exploration, exploitation and development activities are subject to numerous uncertainties beyond Pogo’s control and increases in those costs can adversely affect the economics of a project. Further, Pogo’s development drilling and producing operations may be curtailed, delayed, canceled or otherwise negatively impacted as a result of other factors, including:

•        unusual or unexpected geological formations;

•        loss of drilling fluid circulation;

•        title problems;

•        facility or equipment malfunctions;

•        unexpected operational events;

•        shortages or delivery delays of equipment and services;

•        compliance with environmental and other governmental requirements; and

•        adverse weather conditions, including the recent winter storms in February 2021 that adversely affected operator activity and production volumes in the southern United States, including in the Delaware Basin.

Any of these risks can cause substantial losses, including personal injury or loss of life, damage to or destruction of property, natural resources and equipment, pollution, environmental contamination or loss of wells and other regulatory penalties. In the event that planned operations, including the drilling of development wells, are delayed or cancelled, or existing wells or development wells have lower than anticipated production due to one or more of the factors above or for any other reason, Pogo’s financial condition, results of operations and cash flows may be materially adversely affected.

Competition in the crude oil and natural gas industry is intense, which may adversely affect Pogo’s ability to succeed.

The crude oil and natural gas industry is intensely competitive, and Pogo’s properties compete with other companies that may have greater resources. Many of these companies explore for and produce crude oil and natural gas, carry on midstream and refining operations, and market petroleum and other products on a regional, national or worldwide basis. In addition, these companies may have a greater ability to continue exploration activities during periods of low crude oil and natural gas market prices. Pogo’s larger competitors may be able to absorb the burden of present and future federal, state, local and other laws and regulations more easily than Pogo can, which would adversely affect Pogo’s competitive position. Pogo may have fewer financial and human resources than many companies in Pogo’s industry and may be at a disadvantage in bidding producing crude oil and natural gas properties. Furthermore, the crude oil and natural gas industry has experienced recent consolidation among some operators, which has resulted in certain instances of combined companies with larger resources. Such combined companies may compete against Pogo and thus limit Pogo’s ability to acquire additional properties and add reserves.

A deterioration in general economic, business, political or industry conditions would materially adversely affect Pogo’s results of operations, financial condition and cash flows.

Concerns over global economic conditions, energy costs, geopolitical issues, the impacts of the COVID-19 pandemic, inflation, the availability and cost of credit and slow economic growth in the United States have contributed to economic uncertainty and diminished expectations for the global economy. Additionally, acts of protest and civil unrest have caused economic and political disruption in the United States. Meanwhile, continued hostilities in the Middle East, Ukraine and the occurrence or threat of terrorist attacks in the United States or other countries could adversely affect the economies of the United States and other countries. Concerns about global economic growth have had a significant adverse impact on global financial markets and commodity prices. An oversupply and decreased demand of crude oil in 2020 led to a severe decline in worldwide crude oil prices in 2020. If the economic climate in the United States or abroad deteriorates, worldwide demand for petroleum products could further diminish, which could impact the price at which crude oil and natural gas from Pogo’s properties are sold, affect the ability of Pogo’s to continue operations and ultimately materially adversely impact Pogo’s results of operations, financial condition and cash flows.

Conservation measures, technological advances and increasing attention to ESG matters could materially reduce demand for crude oil and natural gas, availability of capital and adversely affect Pogo’s results of operations.

Fuel conservation measures, alternative fuel requirements, increasing consumer demand for alternatives to crude oil and natural gas, technological advances in fuel economy and energy-generation devices could reduce demand for crude oil and natural gas. The impact of the changing demand for crude oil and natural gas services and products may have a material adverse effect on Pogo’s business, financial condition, results of operations and cash flows. It is also possible that the concerns about the production and use of fossil fuels will reduce the sources of financing available to Pogo. For example, certain segments of the investor community have developed negative sentiment towards investing in the oil and gas industry. Recent equity returns in the sector versus other industry sectors have led to lower oil and gas representation in certain key equity market indices. In addition, some investors, including investment advisors and certain sovereign wealth, pension funds, university endowments and family foundations, have stated policies to divest from, or not provide funding to, the oil and gas sector based on their social and environmental considerations. Furthermore, organizations that provide information to investors on corporate governance and related matters have developed ratings processes for evaluating companies on their approach to environmental, social and governance (“ESG”) matters. Such ratings are used by some investors and other financial institutions to inform their investment, financing and voting decisions, and unfavorable ESG ratings may lead to increased negative sentiment toward oil and gas companies from such institutions. Additionally, the SEC proposed rules on climate change disclosure requirements for public companies which, if adopted as proposed, could result in substantial compliance costs. Certain other stakeholders have also pressured commercial and investment banks to stop financing oil and gas and related infrastructure projects. Such developments, including environmental activism and initiatives aimed at limiting climate change and reducing air pollution, could result in downward pressure on the stock prices of oil and gas companies, and also adversely affect Pogo’s availability of capital.

Risks Related to Environmental and Regulatory Matters

Crude oil and natural gas operations are subject to various governmental laws and regulations. Compliance with these laws and regulations can be burdensome and expensive for Pogo, and failure to comply could result in Pogo incurring significant liabilities, either of which may impact its willingness to develop Pogo’s interests.

Pogo’s activities on the properties in which Pogo holds interests are subject to various federal, state and local governmental regulations that may change from time to time in response to economic and political conditions. Matters subject to regulation include drilling operations, production and distribution activities, discharges or releases of pollutants or wastes, plugging and abandonment of wells, maintenance and decommissioning of other facilities, the spacing of wells, unitization and pooling of properties and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of crude oil and natural gas wells below actual production capacity to conserve supplies of crude oil and natural gas. For example, in January 2021, President Biden signed an Executive Order that, among other things, instructed the Secretary of the Interior to pause new oil and natural gas leases on public lands or in offshore waters pending completion of a comprehensive review and reconsideration of federal oil and natural gas permitting and leasing practices. In August 2022, a federal judge in Louisiana issued a permanent injunction against the temporary halt to the leasing of federal lands for oil and gas drilling in the thirteen states that challenged the Executive Order. In April 2022, the Biden Administration announced it would resume selling leases to drill for oil and gas on federal lands, but with an 80% reduction in the number of acres offered and an increase in the royalties companies must pay to drill. The Inflation Reduction Act, signed into law in August of 2022, expanded oil and gas lease sales off the coast of Alaska and in the Gulf of Mexico. Substantially all of Pogo’s interests are located on state or federal lands, therefore Pogo cannot predict the full impact of these developments or whether the Biden Administration may pursue further restrictions. President Biden also issued an Executive Order directing all federal agencies to review and take action to address any federal regulations, orders, guidance documents, policies and any similar agency actions during the prior administration that may be inconsistent with the current administration’s policies. The United States Environmental Protection Agency has proposed strict new methane emission regulations for certain oil and gas facilities and the IRA establishes a charge on methane emissions above certain limits from the same facilities. Further actions of President Biden, and the Biden Administration, including actions focused on addressing climate change, may negatively impact oil and gas operations and favor renewable energy projects in the United States, which may negatively impact the demand for oil and natural gas.

In addition, the production, handling, storage and transportation of crude oil and natural gas, as well as the remediation, emission and disposal of crude oil and natural gas wastes, by-products thereof and other substances and materials produced or used in connection with crude oil and natural gas operations are subject to regulation under federal, state and local laws and regulations primarily relating to protection of worker health and safety, natural resources and the environment. Failure to comply with these laws and regulations may result in the assessment of sanctions on Pogo, including administrative, civil or criminal penalties, permit revocations, requirements for additional pollution controls and injunctions limiting or prohibiting some or all of Pogo’s operations on its properties. Moreover, these laws and regulations have generally imposed increasingly strict requirements related to water use and disposal, air pollution control, species protection, and waste management, among other matters.

Laws and regulations governing E&P may also affect production levels. Pogo must comply with federal and state laws and regulations governing conservation matters, including, but not limited to:

•        provisions related to the unitization or pooling of the crude oil and natural gas properties;

•        the establishment of maximum rates of production from wells;

•        the spacing of wells;

•        the plugging and abandonment of wells; and

•        the removal of related production equipment.

Additionally, federal and state regulatory authorities may expand or alter applicable pipeline-safety laws and regulations, compliance with which may require increased capital costs for third-party crude oil and natural gas transporters. These transporters may attempt to pass on such costs to Pogo, which in turn could affect profitability on the properties in which Pogo owns an interest.

Pogo must also comply with laws and regulations prohibiting fraud and market manipulations in energy markets. To the extent Pogo’s properties are shippers on interstate pipelines, they must comply with the tariffs of those pipelines and with federal policies related to the use of interstate capacity.

Pogo may be required to make significant expenditures to comply with the governmental laws and regulations described above and may be subject to potential fines and penalties if they are found to have violated these laws and regulations. Pogo believes the trend of more expansive and stricter environmental legislation and regulations will continue. The laws and regulations that affect Pogo could increase the operating costs of Pogo and delay production and may ultimately impact Pogo’s ability and willingness to develop its properties.

Federal and state legislative and regulatory initiatives relating to hydraulic fracturing could cause Pogo to incur increased costs, additional operating restrictions or delays and have fewer potential development locations.

Pogo engages in hydraulic fracturing. Hydraulic fracturing is a common practice that is used to stimulate production of hydrocarbons from tight formations, including shales. The process involves the injection of water, sand and chemicals under pressure into formations to fracture the surrounding rock and stimulate production. Currently, hydraulic fracturing is generally exempt from regulation under the Underground Injection Control program of the U.S. Safe Drinking Water Act (“SDWA”) and is typically regulated by state oil and gas commissions or similar agencies.

However, several federal agencies have asserted regulatory authority over certain aspects of the process. For example, in June 2016, the Environmental Protection Agency (the “EPA”) published an effluent limit guideline final rule prohibiting the discharge of wastewater from onshore unconventional oil and gas extraction facilities to publicly owned wastewater treatment plants. Also, from time to time, legislation has been introduced, but not enacted, in the U.S. Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the hydraulic fracturing process. This or other federal legislation related to hydraulic fracturing may be considered again in the future, though Pogo cannot predict the extent of any such legislation at this time.

Moreover, some states and local governments have adopted, and other governmental entities are considering adopting, regulations that could impose more stringent permitting, disclosure and well-construction requirements on hydraulic fracturing operations, including states in which Pogo’s properties are located. For example, Texas, among others, has adopted regulations that impose new or more stringent permitting, disclosure, disposal and well construction requirements on hydraulic fracturing operations. States could also elect to prohibit high volume hydraulic fracturing altogether. In addition to state laws, local land use restrictions, such as city ordinances, may restrict drilling in general and/or hydraulic fracturing in particular.

Increased regulation and attention given to the hydraulic fracturing process, including the disposal of produced water gathered from drilling and production activities, could lead to greater opposition to, and litigation concerning, crude oil and natural gas production activities using hydraulic fracturing techniques in areas where Pogo owns properties. Additional legislation or regulation could also lead to operational delays or increased operating costs for Pogo in the production of crude oil and natural gas, including from the development of shale plays, or could make it more difficult for Pogo to perform hydraulic fracturing. The adoption of any federal, state or local laws or the implementation of regulations regarding hydraulic fracturing could potentially cause a decrease in Pogo’s completion of new crude oil and natural gas wells and result in an associated decrease in the production attributable to Pogo’s interests, which could have a material adverse effect on Pogo’s business, financial condition and results of operations.

Legislation or regulatory initiatives intended to address seismic activity could restrict Pogo’s development and production activities, as well as Pogo’s ability to dispose of produced water gathered from such activities, which could have a material adverse effect on their future business, which in turn could have a material adverse effect on Pogo’s business.

State and federal regulatory agencies have recently focused on a possible connection between hydraulic fracturing related activities, particularly the underground injection of wastewater into disposal wells, and the increased occurrence of seismic activity, and regulatory agencies at all levels are continuing to study the possible linkage between oil and gas activity and induced seismicity. For example, in 2015, the United States Geological Study (“USGS”) identified eight states, including New Mexico, Oklahoma and Texas, with areas of increased rates of induced seismicity that could be attributed to fluid injection or oil and gas extraction.

In addition, a number of lawsuits have been filed alleging that disposal well operations have caused damage to neighboring properties or otherwise violated state and federal rules regulating waste disposal. In response to these concerns, regulators in some states are seeking to impose additional requirements, including requirements in the permitting of produced water disposal wells or otherwise to assess the relationship between seismicity and the use of such wells. For example, the Texas Railroad Commission has previously published a rule governing permitting or re-permitting of disposal wells that would require, among other things, the submission of information on seismic events occurring within a specified radius of the disposal well location, as well as logs, geologic cross sections and structure maps relating to the disposal area in question. If the permittee or an applicant of a disposal well permit fails to demonstrate that the produced water or other fluids are confined to the disposal zone or if scientific data indicates such a disposal well is likely to be or determined to be contributing to seismic activity, then the agency may deny, modify, suspend or terminate the permit application or existing operating permit for that well. The Texas Railroad Commission has used this authority to deny permits for waste disposal wells. In some instances, regulators may also order that disposal wells be shut in. In late 2021, the Texas Railroad Commission issued a notice to operators of disposal wells in the Midland area to reduce saltwater disposal well actions and provide certain data to the commission. Separately, in November 2021, New Mexico implemented protocols requiring operators to take various actions within a specified proximity of certain seismic activity, including a requirement to limit injection rates if a seismic event is of a certain magnitude. As a result of these developments, Pogo may be required to curtail operations or adjust development plans, which may adversely impact Pogo’s business.

Pogo will likely dispose of produced water volumes gathered from their production operations by injecting it into wells pursuant to permits issued by governmental authorities overseeing such disposal activities. While these permits will be issued pursuant to existing laws and regulations, these legal requirements are subject to change, which could result in the imposition of more stringent operating constraints or new monitoring and reporting requirements, owing to, among other things, concerns of the public or governmental authorities regarding such gathering or disposal activities. The adoption and implementation of any new laws or regulations that restrict

Pogo’s ability to use hydraulic fracturing or dispose of produced water gathered from drilling and production activities by limiting volumes, disposal rates, disposal well locations or otherwise, or requiring them to shut down disposal wells, could have a material adverse effect on Pogo’s business, financial condition and results of operations.

Restrictions on the ability of Pogo to obtain water may have an adverse effect on Pogo’s financial condition, results of operations and cash flows.

Water is an essential component of crude oil and natural gas production during both the drilling and hydraulic fracturing processes. Over the past several years, parts of the country, and in particular Texas, have experienced extreme drought conditions. As a result of this severe drought, some local water districts have begun restricting the use of water subject to their jurisdiction for hydraulic fracturing to protect local water supply. Such conditions may be exacerbated by climate change. If Pogo is unable to obtain water to use in their operations from local sources, or if Pogo is unable to effectively utilize flowback water, they may be unable to economically drill for or produce crude oil and natural gas from Pogo’s properties, which could have an adverse effect on Pogo’s financial condition, results of operations and cash flows.

Pogo’s operations are subject to a series of risks arising from climate change.

Climate change continues to attract considerable public and scientific attention. As a result, numerous proposals have been made and are likely to continue to be made at the international, national, regional and state levels of government to monitor and limit emissions of carbon dioxide, methane and other “greenhouse gases” (“GHGs”). These efforts have included consideration of cap-and-trade programs, carbon taxes, GHG reporting and tracking programs and regulations that directly limit GHG emissions from certain sources.

In the United States, no comprehensive climate change legislation has been implemented at the federal level. However, President Biden has highlighted addressing climate change as a priority of his administration and has issued several Executive Orders addressing climate change. Moreover, following the U.S. Supreme Court finding that GHG emissions constitute a pollutant under the Clean Air Act (the “CAA”), the EPA has adopted regulations that, among other things, establish construction and operating permit reviews for GHG emissions from certain large stationary sources, require the monitoring and annual reporting of GHG emissions from certain petroleum and natural gas system sources in the United States, and together with the U.S. Department of Transportation (the “DOT”), implementing GHG emissions limits on vehicles manufactured for operation in the United States. The regulation of methane from oil and gas facilities has been subject to uncertainty in recent years. In September 2020, the Trump Administration revised prior regulations to rescind certain methane standards and remove the transmission and storage segments from the source category for certain regulations. However, subsequently, the U.S. Congress approved, and President Biden signed into law, a resolution under the Congressional Review Act to repeal the September 2020 revisions to the methane standards, effectively reinstating the prior standards. Additionally, in November 2021, the EPA issued a proposed rule that, if finalized, would establish OOOO(b) new source and OOOO(c) first-time existing source standards of performance for methane and volatile organic compound emissions for oil and gas facilities. Operators of affected facilities will have to comply with specific standards of performance to include leak detection using optical gas imaging and subsequent repair requirement, and reduction of emissions by 95% through capture and control systems. The EPA issued supplemental rules regarding methane emissions on December 6, 2022. The IRA established the Methane Emissions Reduction Program, which imposes a charge on methane emissions from certain petroleum and natural gas facilities, which may apply to our operations in the future and may require us to expend material sums. We cannot predict the scope of any final methane regulatory requirements or the cost to comply with such requirements. Given the long-term trend toward increasing regulation, future federal GHG regulations of the oil and gas industry remain a significant possibility.

Separately, various states and groups of states have adopted or are considering adopting legislation, regulation or other regulatory initiatives that are focused on such areas as GHG cap and trade programs, carbon taxes, reporting and tracking programs, and restriction of emissions. For example, New Mexico has adopted regulations to restrict the venting or flaring of methane from both upstream and midstream operations. At the international level, the United Nations-sponsored “Paris Agreement” requires member states to submit non-binding, individually-determined reduction goals known as Nationally Determined Contributions every five years after 2020. President Biden has recommitted the United States to the Paris Agreement and, in April 2021, announced a goal of reducing the United States’ emissions by 50-52% below 2005 levels by 2030. Additionally, at the 26th Conference of the Parties to the United Nations

Framework Convention on Climate Change (“COP26”) in Glasgow in November 2021, the United States and the European Union jointly announced the launch of a Global Methane Pledge, an initiative committing to a collective goal of reducing global methane emissions by at least 30% from 2020 levels by 2030, including “all feasible reductions” in the energy sector. The full impact of these actions cannot be predicted at this time.

Governmental, scientific, and public concern over the threat of climate change arising from GHG emissions has resulted in increasing political risks in the United States, including climate change related pledges made by certain candidates now in public office. On January 27, 2021, President Biden issued an Executive Order that calls for substantial action on climate change, including, among other things, the increased use of zero-emission vehicles by the federal government, the elimination of subsidies provided to the fossil fuel industry, and increased emphasis on climate-related risks across government agencies and economic sectors. The Biden Administration has also called for restrictions on leasing on federal land, including the Department of the Interior’s publication of a report recommending various changes to the federal leasing program, though many such changes would require Congressional action. Substantially all of Pogo’s interests are located on federal and state lands, but Pogo cannot predict the full impact of these developments or whether the Biden Administration may pursue further restrictions. Other actions that could be pursued by the Biden Administration may include the imposition of more restrictive requirements for the establishment of pipeline infrastructure or the permitting of liquefied natural gas (“LNG”) export facilities, as well as more restrictive GHG emission limitations for oil and gas facilities. Litigation risks are also increasing as a number of entities have sought to bring suit against various oil and natural gas companies in state or federal court, alleging among other things, that such companies created public nuisances by producing fuels that contributed to climate change or alleging that the companies have been aware of the adverse effects of climate change for some time but defrauded their investors or customers by failing to adequately disclose those impacts.

There are also increasing financial risks for fossil fuel producers as shareholders currently invested in fossil-fuel energy companies may elect in the future to shift some or all of their investments into non-fossil fuel related sectors. Institutional lenders who provide financing to fossil fuel energy companies also have become more attentive to sustainable lending practices and some of them may elect not to provide funding for fossil fuel energy companies. For example, at COP26, the Glasgow Financial Alliance for Net Zero (“GFANZ”) announced that commitments from over 450 firms across 45 countries had resulted in over $130 trillion in capital committed to net zero goals. The various sub-alliances of GFANZ generally require participants to set short-term, sector-specific targets to transition their financing, investing, and/or underwriting activities to net zero emissions by 2050. There is also a risk that financial institutions will be required to adopt policies that have the effect of reducing the funding provided to the fossil fuel sector. In late 2020, the Federal Reserve announced that is has joined the Network for Greening the Financial System, a consortium of financial regulators focused on addressing climate-related risks in the financial sector. Subsequently, in November 2021, the Federal Reserve issued a statement in support of the efforts of the Network for Greening the Financial System to identify key issues and potential solutions for the climate-related challenges most relevant to central banks and supervisory authorities. Limitation of investments in and financing for fossil fuel energy companies could result in the restriction, delay or cancellation of drilling programs or development or production activities. Additionally, the SEC announced its intention to promulgate rules requiring climate disclosures. Although the form and substance of these requirements is not yet known, this may result in additional costs to comply with any such disclosure requirements.

The adoption and implementation of new or more stringent international, federal or state legislation, regulations or other regulatory initiatives that impose more stringent standards for GHG emissions from the oil and natural gas sector or otherwise restrict the areas in which this sector may produce oil and natural gas or generate the GHG emissions could result in increased costs of compliance or costs of consuming, and thereby reduce demand for oil and natural gas, which could reduce the profitability of Pogo’s interests. Additionally, political, litigation and financial risks may result in Pogo restricting or cancelling production activities, incurring liability for infrastructure damages as a result of climatic changes, or impairing their ability to continue to operate in an economic manner, which also could reduce the profitability of its interests. One or more of these developments could have a material adverse effect on Pogo’s business, financial condition and results of operation.

Climate change may also result in various physical risks, such as the increased frequency or intensity of extreme weather events or changes in meteorological and hydrological patterns, that could adversely impact our operations, as well as those of our operators and their supply chains. Such physical risks may result in damage to operators’ facilities or otherwise adversely impact their operations, such as if they become subject to water use curtailments in response to drought, or demand for their products, such as to the extent warmer winters reduce the demand for energy for heating purposes.

Increased attention to ESG matters and conservation measures may adversely impact Pogo’s business.

Increasing attention to climate change, societal expectations on companies to address climate change, investor and societal expectations regarding voluntary ESG disclosures and consumer demand for alternative forms of energy may result in increased costs, reduced demand for Pogo’s products, reduced profits, and increased investigations and litigation. Increasing attention to climate change and environmental conservation, for example, may result in demand shifts for oil and natural gas products and additional governmental investigations and private litigation against Pogo. Additionally, the SEC proposed rules on climate change disclosure requirements for public companies which, if adopted as proposed, could result in substantial compliance costs. To the extent that societal pressures or political or other factors are involved, it is possible that such liability could be imposed without regard to Pogo’s causation of, or contribution to, the asserted damage, or to other mitigating factors.

Moreover, while Pogo may create and publish voluntary disclosures regarding ESG matters from time to time, many of the statements in those voluntary disclosures are based on hypothetical expectations and assumptions that may or may not be representative of current or actual risks or events or forecasts of expected risks or events, including the costs associated therewith. Such expectations and assumptions are necessarily uncertain and may be prone to error or subject to misinterpretation given the long timelines involved and the lack of an established single approach to identifying, measuring and reporting on many ESG matters.

In addition, organizations that provide information to investors on corporate governance and related matters have developed ratings processes for evaluating companies on their approach to ESG matters. Such ratings are used by some investors to inform their investment and voting decisions. Unfavorable ESG ratings and recent activism directed at shifting funding away from companies with energy-related assets could lead to increased negative investor sentiment toward Pogo and its industry and to the diversion of investment to other industries, which could have a negative impact on Pogo’s access to and costs of capital. Also, institutional lenders may decide not to provide funding for fossil fuel energy companies based on climate change related concerns, which could affect Pogo’s access to capital for potential growth projects.

Pogo’s results of operations may be materially impacted by efforts to transition to a lower-carbon economy.

Concerns over the risk of climate change have increased the focus by global, regional, national, state and local regulators on GHG emissions, including carbon dioxide emissions, and on transitioning to a lower-carbon future. A number of countries and states have adopted, or are considering the adoption of, regulatory frameworks to reduce greenhouse gas emissions. These regulatory measures may include, among others, adoption of cap and trade regimes, carbon taxes, increased efficiency standards, prohibitions on the sales of new automobiles with internal combustion engines, and incentives or mandates for battery-powered automobiles and/or wind, solar or other forms of alternative energy. Compliance with changes in laws, regulations and obligations relating to climate change could result in increased costs of compliance for Pogo or costs of consuming crude oil and natural gas for such products, and thereby reduce demand, which could reduce the profitability of Pogo. For example, Pogo may be required to install new emission controls, acquire allowances or pay taxes related to their greenhouse gas emissions, or otherwise incur costs to administer and manage a GHG emissions program. Additionally, Pogo could incur reputational risk tied to changing customer or community perceptions of its, customers contribution to, or detraction from, the transition to a lower-carbon economy. These changing perceptions could lower demand for oil and gas products, resulting in lower prices and lower revenues as consumers avoid carbon-intensive industries, and could also pressure banks and investment managers to shift investments and reduce lending.

Separately, banks and other financial institutions, including investors, may decide to adopt policies that restrict or prohibit investment in, or otherwise funding, Pogo based on climate change-related concerns, which could affect its or Pogo’s access to capital for potential growth projects.

Approaches to climate change and transition to a lower-carbon economy, including government regulation, company policies, and consumer behavior, are continuously evolving. At this time, Pogo cannot predict how such approaches may develop or otherwise reasonably or reliably estimate their impact on its or its operators’ financial condition, results of operations and ability to compete. However, any long-term material adverse effect on the oil and gas industry may adversely affect Pogo’s financial condition, results of operations and cash flows.

Additional restrictions on development activities intended to protect certain species of wildlife may adversely affect Pogo’s ability to conduct development activities.

In the United States, the Endangered Species Act (the “ESA”) restricts activities that may affect endangered or threatened species or their habitats. Similar protections are offered to migratory birds under the Migratory Bird Treaty Act (the “MBTA”). To the extent species that are listed under the ESA or similar state laws, or are protected under the MBTA, live in the areas where Pogo operates, Pogo’s ability to conduct or expand operations could be limited, or Pogo could be forced to incur additional material costs. Moreover, Pogo’s development drilling activities may be delayed, restricted or precluded in protected habitat areas or during certain seasons, such as breeding and nesting seasons. For example, in June 2021, the U.S. Fish & Wildlife Service (the “FWS”) proposed to list two distinct population sections (“DPS”) of the Lesser Prairie Chicken, including one in portions of the Permian Basin, under the ESA (the “southern DPS”). On November 25, 2022, the FWS finalized the proposed rule, listing the southern DPS of the Lesser Prairie-Chicken as endangered and the northern DPS of the Lesser Prairie-Chicken as threatened.

Recently, there have also been renewed calls to review protections currently in place for the dunes sagebrush lizard, whose habitat includes parts of the Permian Basin, and to reconsider listing the species under the ESA.

In addition, as a result of one or more settlements approved by the FWS, the agency was required to make a determination on the listing of numerous other species as endangered or threatened under the ESA by the end of the FWS’ 2017 fiscal year. The FWS did not meet that deadline, but continues to evaluate whether to take action with respect to those species. The designation of previously unidentified endangered or threatened species could cause Pogo’s operations to become subject to operating restrictions or bans, and limit future development activity in affected areas. The FWS and similar state agencies may designate critical or suitable habitat areas that they believe are necessary for the survival of threatened or endangered species. Such a designation could materially restrict use of or access to federal, state and private lands.

Risks Related to Pogo’s Financial and Debt Arrangements

Restrictions in Pogo’s current and future debt agreements and credit facilities could limit its growth and its ability to engage in certain activities.

Pogo’s revolving credit facility is available for working capital, acquisitions and general company purposes and is secured by substantially all of the assets of Pogo. Pogo’s revolving credit facility contains certain customary representations and warranties and various covenants and restrictive provisions that limit Pogo’s ability to, among other things:

•        incur or guarantee additional debt;

•        pay dividends on, or redeem or repurchase, their equity interests, return capital to the holders of their equity interests, or make other distributions to holders of their equity interests;

•        enter into certain swap arrangements;

•        make certain investments and acquisitions;

•        incur certain liens or permit them to exist;

•        enter into certain types of transactions with affiliates;

•        merge or consolidate with another company;

•        transfer, sell or otherwise dispose of assets;

•        enter into certain other lines of business; and

•        repay or redeem certain debt.

A failure to comply with the provisions of Pogo’s revolving credit facility could result in an event of default, which could enable the lenders to declare, subject to the terms and conditions of Pogo’s revolving credit facility, any outstanding principal of that debt, together with accrued and unpaid interest, to be immediately due and payable. If the payment of the debt is accelerated, cash flows from Pogo’s operations may be insufficient to repay such debt in full. Pogo’s revolving credit facility contains events of default customary for transactions of this nature, including the occurrence of a change of control.

Any significant reduction in the borrowing base under Pogo’s revolving credit facility as a result of the periodic borrowing base redeterminations or otherwise may negatively impact Pogo’s ability to fund its operations.

Pogo’s revolving credit facility limits the amounts Pogo can borrow up to a borrowing base amount, which the lenders, in their sole discretion, will unilaterally determine on a regular basis based in part upon projected revenues from the oil and natural gas properties securing the loans issued thereunder. If the borrowing base is reduced, Pogo may not have access to capital needed to fund its expenditures and it would be required to repay outstanding borrowings in excess of the borrowing base after applicable grace periods. Pogo may not have other collateral or the financial resources in the future to make mandatory principal prepayments required under its revolving credit facility, which could lead to a default.

Any significant contraction in the reserve-based lending syndication market may negatively impact Pogo’s ability to fund its operations.

Lending institutions have significantly curtailed reserved-based lending or entirely exited the reserve-based lending market. In the prevailing market, it may be difficult for the arrangers under Pogo’s revolving credit facility, or under any other potential future reserve-based credit facility, to obtain sufficient commitments for the borrowing base or to do so on terms favorable or acceptable to Pogo. Pogo has funded its operations since inception primarily through capital contributions and cash generated from operations, and it may finance acquisitions, and potentially other working capital needs, with borrowings under its revolving credit facility. Pogo intends to continue to make significant acquisitions to support its business growth. If the arrangers under Pogo’s revolving credit facility, or under any other potential future reserve-based credit facility, are unable to obtain sufficient commitments for the borrowing base, Pogo may not have sufficient funds to finance its operations and future growth. If adequate funds are not available, Pogo may be required to reduce expenditures, including curtailing its growth strategies or forgoing acquisitions.

In addition, during previous periods of economic instability, it has been difficult for many companies to obtain financing in the public markets or to obtain debt financing, and during any future period of economic instability Pogo may not be able to obtain additional financing on commercially reasonable terms, if at all. If Pogo is unable to obtain adequate financing or financing on terms satisfactory to it, Pogo could experience a material adverse effect on its business, financial condition and results of operations.

Pogo’s debt levels may limit its flexibility to obtain additional financing and pursue other business opportunities.

Pogo’s existing and any future indebtedness could have important consequences to it, including:

•        its ability to obtain additional financing, if necessary, for working capital, capital expenditures, acquisitions or other purposes may be impaired, or such financing may not be available on terms acceptable to it;

•        covenants in its revolving credit facility require, and in any future credit and debt arrangement may require, Pogo to meet financial tests that may affect its flexibility in planning for and reacting to changes in its business, including possible acquisition opportunities;

•        its access to the capital markets may be limited;

•        its borrowing costs may increase;

•        it will use a portion of its discretionary cash flows to make principal and interest payments on its indebtedness, reducing the funds that would otherwise be available for operations, future business opportunities and payment of dividends to its stockholders; and

•        its debt level will make Pogo more vulnerable than its competitors with less debt to competitive pressures or a downturn in its business or the economy generally.

Pogo’s ability to service its indebtedness will depend upon, among other things, Pogo’s future financial and operating performance, which will be affected by prevailing economic conditions and financial, business, regulatory and other factors, some of which are beyond its control. If Pogo’s operating results are not sufficient to service its current or future indebtedness, Pogo will be forced to take actions such as reducing distributions, reducing or delaying business activities, acquisitions, investments and/or capital expenditures, selling assets, restructuring or refinancing its indebtedness, or seeking additional equity capital or bankruptcy protection. Pogo may not be able to effect any of these remedies on satisfactory terms or at all.

General Risk Factors

Increased costs of capital could adversely affect Pogo’s business.

Pogo’s business and ability to make acquisitions could be harmed by factors such as the availability, terms, and cost of capital, increases in interest rates or a reduction in its credit rating. Changes in any one or more of these factors could cause Pogo’s cost of doing business to increase, limit its access to capital, limit its ability to pursue acquisition opportunities, and place it at a competitive disadvantage. A significant reduction in the availability of capital could materially and adversely affect Pogo’s ability to achieve its planned growth and operating results.

Since March 2022, the Federal Reserve has raised its target range for the federal funds rate seven times, including by 25 basis points in March 2022, by 50 basis points in May 2022, by 75 basis points in each of June 2022, July 2022, September 2022 and November 2022, by 50 basis points in December 2022 and by 25 basis points in February 2023. Furthermore, the Federal Reserve has signaled that additional rate increases are likely to occur for the foreseeable future. An increase in the interest rates associated with our floating rate debt would increase our debt service costs and affect our results of operations and cash flow available for payments of our debt obligations. In addition, an increase in interest rates could adversely affect our future ability to obtain financing or materially increase the cost of any additional financing.

Pogo may be involved in legal proceedings that could result in substantial liabilities.

Like many crude oil and natural gas companies, Pogo may from time to time be involved in various legal and other proceedings, such as title, royalty or contractual disputes, regulatory compliance matters and personal injury or property damage matters, in the ordinary course of its business. Such legal proceedings are inherently uncertain and their results cannot be predicted. Regardless of the outcome, such proceedings could have an adverse impact on Pogo because of legal costs, diversion of management and other personnel and other factors. In addition, it is possible that a resolution of one or more such proceedings could result in liability, penalties or sanctions, as well as judgments, consent decrees or orders requiring a change in Pogo’s business practices, which could materially and adversely affect its business, operating results and financial condition. Accruals for such liability, penalties or sanctions may be insufficient. Judgments and estimates to determine accruals or range of losses related to legal and other proceedings could change from one period to the next, and such changes could be material.

Risk Factors Related to the Purchase

In this section “we,” “us” and “our” refer to HNRA prior to the Purchase and to the Post-Combination Company following the Purchase.

The HNRA Board has potential conflicts of interest in recommending that the HNRA stockholders vote in favor of approval of the Proposals described in this Proxy Statement.

When considering the HNRA Board’s recommendation that HNRA stockholders vote in favor of the Proposals, HNRA stockholders should be aware that members of the HNRA Board have interests in the Purchase that may be different from, or in addition to, the interests of HNRA stockholders. These interests include that:

•        HNRA’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from the Post-Combination Company following the Purchase Effective Time;

•        certain members of the HNRA Board are expected to be elected to the Post-Combination Company’s Board;

•        certain directors and officers of HNRA may receive payouts from HNRA pursuant to the Severance Program (as defined below); and

•        The Sponsor and its affiliates can earn a positive rate of return on their investments, even if the other HNRA stockholders experience a negative rate of return on their investments in HNRA and the Post-Combination Company, as the Sponsor has purchased 2,501,250 Founder Shares for an aggregate of $25,000 (or $0.009 per share).

For more information, see the section entitled “The Purchase — Interests of HNRA’s Directors and Officers in the Purchase.”

The unaudited pro forma condensed consolidated combined financial information and HNRA’s respective unaudited forecasted financial information included in this Proxy Statement may not be indicative of what the actual financial position or results of operations would have been or will be. Our future results following the Purchase may differ, possibly materially, from the unaudited pro forma condensed consolidated combined financial information and HNRA’s respective unaudited forecasted financial information presented in this Proxy Statement.

The unaudited pro forma condensed consolidated combined financial information and HNRA’s respective unaudited forecasted financial information are presented for illustrative purposes only, contain a variety of adjustments, assumptions, and preliminary estimates and do not represent the actual financial position or results of operations of HNRA and Pogo prior to the transaction or that of the Post-Combination Company following the Purchase. Specifically, the transaction and post-transaction integration process may give rise to unexpected liabilities and costs, including costs associated with the defense and resolution of Purchase-related litigation or other claims. In addition, the assumptions used in preparing the unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information in this Proxy Statement may not prove to be accurate and may be affected by other factors. Any significant changes in the market price of the HNRA Common Stock may cause a significant change in the purchase price used for HNRA’s accounting purposes and the unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information contained in this Proxy Statement. Because the unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations would have been had the Purchase been completed on the dates indicated, our future results following the Purchase may differ, possibly materially, from such unaudited pro forma condensed consolidated combined financial information and HNRA’s and Pogo’s respective unaudited forecasted financial information. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” and the historical financial statements of HNRA included elsewhere in this Proxy Statement for more information.

The historical financial results of HNRA and the unaudited pro forma condensed consolidated combined financial information included elsewhere in this Proxy Statement may not be indicative of what HNRA’s actual financial position or results of operations would have been if it were a public company.

The historical financial results of HNRA included in this Proxy Statement do not reflect the financial condition, results of operations or cash flows it would have achieved as a public company during the periods presented or those the Post-Combination Company will achieve in the future. The Post-Combination Company’s future financial condition, results of operations and cash flows could be materially different from amounts reflected in HNRA’s historical financial statements included elsewhere in this Proxy Statement. As such, it may be difficult for investors to compare the Post-Combination Company’s future results to historical results or to evaluate its relative performance or trends in its business.

Similarly, the unaudited pro forma condensed consolidated combined financial information in this Proxy Statement is presented for illustrative purposes only and has been prepared based on a number of assumptions including, but not limited to, those assumptions described in the accompanying unaudited pro forma condensed consolidated combined financial statements. Accordingly, such pro forma financial information may not be indicative of the Post-Combination Company’s future operating or financial performance and Post-Combination Company’s actual financial condition and results of operations may vary materially from the pro forma results of operations and balance sheet contained elsewhere in this Proxy Statement, including as a result of such assumptions not being accurate. See the section entitled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information.”

The announcement and pendency of the proposed Purchase may adversely affect our business, financial condition and results of operations, and, whether or not the Purchase is consummated, we have incurred and will continue to incur significant costs, fees and expenses relating to professional services and transaction fees.

The MIPA generally requires us to, (i) conduct our business in all material respects in the ordinary course of business consistent with past practice and (ii) use our reasonable best efforts to maintain in all material respects our assets and properties in their current condition, preserve intact our business organizations in all material respects, and maintain existing relations and goodwill with governmental entities and customers in all material respects, pending consummation of the proposed Purchase, and restricts us, without Pogo’s consent, from taking certain specified actions until the proposed Purchase is completed. These restrictions may affect our ability to execute our business strategies, including our ability to acquire or dispose of certain assets and to enter into certain contracts, respond effectively to competitive pressures and industry developments, pursue alternative business opportunities or strategic transactions, undertake significant capital projects, undertake significant financing transactions, modify our lease arrangements and otherwise pursue other actions that are not permitted by the MIPA, even if such actions would constitute appropriate changes to our business and help us attain our financial and other goals, and, as a result, these restrictions may impact our financial condition and results of operations.

Employee retention, motivation and recruitment may be challenging before the completion of the proposed Purchase, as employees and prospective employees may experience uncertainty about their future roles with the Post-Combination Company following consummation of the proposed Purchase. If, despite our retention efforts, key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with or join the Post-Combination Company following consummation of the proposed Purchase, or if an insufficient number of employees are retained to maintain effective operations, our business, financial condition and results of operations could be adversely affected.

The proposed Purchase could also cause disruptions to our business or business relationships, which could have an adverse impact on our business, financial condition and results of operations. Parties with which we have business relationships may experience uncertainty as to the future of such relationships and may delay or defer certain business decisions concerning us, seek alternative relationships with third parties or seek to alter their present business relationships with us. Parties with whom we otherwise may have sought to establish business relationships may seek alternative relationships with third parties. Operators, lenders and other business partners may also seek to change existing agreements with us as a result of the proposed Purchase. Any such delay or deferral of those decisions or changes in existing agreements could adversely impact our business, regardless of whether the proposed Purchase is ultimately consummated. The consummation of the proposed Purchase may adversely affect our relationship with our operators, lenders or other business partners.

The pursuit of the proposed Purchase and the preparation for the integration may place a significant burden on management and internal resources. The diversion of management’s time, efforts, resources and attention away from day-to-day business concerns that could have been otherwise beneficial to us could adversely affect our business, financial condition and results of operations.

Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into acquisition or other business combination agreements similar to the MIPA. It is possible that stockholders may file lawsuits challenging the proposed Purchase or the other transactions contemplated by the MIPA, which may name us, HNRA and/or the HNRA Board as defendants. We cannot assure you as to the outcome of such lawsuits, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the proposed Purchase on the agreed-upon terms, such an injunction may delay the consummation of the proposed Purchase in the expected timeframe, or may prevent the proposed Purchase from being consummated altogether. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. Regardless of whether any plaintiff’s claim is successful, this type of litigation may result in significant costs and divert management’s attention and resources, which could adversely affect the operation of our business. Further, there can be no assurance that any of the defendants in any potential future lawsuits will be successful in the outcome of such lawsuits. The defense or settlement of any lawsuit or claim that remains unresolved at the time the Purchase is completed may adversely affect our business, financial condition, results of operations, and cash flows.

In addition to potential litigation-related expenses, we may incur other significant costs, expenses and fees for professional services and other transaction costs in connection with the proposed Purchase, and many of these fees and costs are payable regardless of whether the Purchase is consummated. Payment of these costs, fees and expenses could adversely affect our business, financial condition and results of operations.

Our inability to complete the Purchase, or to complete the Purchase in a timely manner, including as a result of the failure to obtain the Required HNRA Stockholder Approvals, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Purchase could negatively affect our business, financial condition and results of operations.

The Purchase is subject to various closing conditions, such as the Required HNRA Stockholder Approvals. It is possible that we will not receive the Required HNRA Stockholder Approvals or that a governmental authority may prohibit, enjoin or refuse to grant approval for the consummation of the Purchase. If any condition to the Closing is not satisfied or, if permissible, not waived, the Purchase will not be completed. In addition, satisfying the conditions to the Closing may take longer than we expect. There can be no assurance that any of the conditions to the Closing will be satisfied or waived or that other events will not intervene to delay or result in the failure to consummate the Purchase.

Depending on the circumstances that would have caused the Purchase not to be completed, the price of shares of HNRA Common Stock may decline materially, including as a result of negative reactions from the financial markets due to the fact that current prices may reflect a market assumption that the Purchase will be completed. If that were to occur, it is uncertain when, if ever, shares of HNRA Common Stock would return to the price levels at which the shares currently trade.

If the MIPA is terminated and we decide to seek another Purchase transaction, we may not be able to negotiate or consummate a transaction with another party on terms comparable to, or better than, the terms of the MIPA.

HNRA’s existing stockholders will experience dilution as a consequence of the Purchase. Having a minority share position may reduce the influence that our current stockholders have on the management of the Post-Combination Company.

As of the Record Date, HNRA’s current stockholders, own approximately [          ]% of the outstanding shares of SPAC Common Stock. It is anticipated that, upon completion of the Purchase, assuming the number of our stockholders not subject to agreements elect not to have their shares redeemed, HNRA’s current stockholders, will own approximately [          ]% of the outstanding shares of common stock of the Post-Combination Company. Pogo and affiliates will own approximately [          ]% of the outstanding shares of common stock of the Post-Combination Company. It is anticipated that, upon completion of the Purchase, assuming the maximum number of our stockholders not subject to agreements elect to have their shares redeemed, HNRA’s current stockholders, will own approximately [ ]% of the outstanding shares of common stock of the Post-Combination Company and Pogo and affiliates will own approximately [      ]% of the outstanding shares of common stock of the Post-Combination Company.

Under the Common Stock Purchase Agreement, HNRA has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of SPAC Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

If the benefits of the Purchase do not meet the expectations of investors or securities analysts, the market price of the Post-Combination Company’s securities may decline.

If the benefits of the Purchase do not meet the expectations of investors or securities analysts, the market price of the Post-Combination Company’s securities following Closing may decline. The market values of HNRA’s securities at the time of the Purchase may vary significantly from their prices on the date the MIPA was executed, the date of this Proxy Statement, or the date on which HNRA stockholders vote on the Proposals. Because the number of shares to be issued pursuant to the MIPA will not be adjusted to reflect any changes in the market price of the HNRA Common Stock, the market value of SPAC Common Stock issued in the Purchase may be higher or lower than the values of these shares on earlier dates.

In addition, following the Purchase, fluctuations in the price of the Post-Combination Company’s securities could contribute to the loss of all or part of your investment. Prior to the Purchase, there has not been a public market for the securities of HNRA. Accordingly, the valuation ascribed to HNRA in the Purchase may not be indicative of the price that will prevail in the trading market following the Purchase. The trading price of the Post-Combination Company’s securities following the Purchase could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of the Post-Combination Company’s securities may include:

•        actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•        changes in the market’s expectations about our operating results;

•        our operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning the Post-Combination Company or the industry in which the Post-Combination Company operates in general;

•        operating and stock price performance of other companies that investors deem comparable to the Post-Combination Company;

•        changes in laws and regulations affecting our business;

•        commencement of, or involvement in, litigation involving the Post-Combination Company;

•        changes in the Post-Combination Company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of the Post-Combination Company’s Common Stock available for public sale;

•        any major change in the Post-Combination Company’s Board or management; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and NYSE, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies that investors perceive to be similar to the Post-Combination Company could depress the Post-Combination Company’s stock price regardless of our business, prospects, financial conditions, or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

HNRA has extended the period of time by which it must complete its initial business combination to July 15, 2023.

On February 8, 2023, HNRA’s Sponsor designee deposited into $862,500 into the trust account, representing $0.10 per public share of HNRA Common Stock, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from February 15, 2023 to May 15, 2023. On May 11, 2023, the stockholders of the Company approved an amendment to the Company’s certificate of designation to allow up to six (6) one-month extensions to November 15, 2023, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $120,000 or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023. In connection with the May 11, 2023, stockholders meeting, stockholders holding 4,115,597 shares of the Company’s common stock issued in the Company’s initial public offering exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $43 million was removed from the Company’s Trust Account to pay such holders. On May 11, 2023, HNRA’s Sponsor designee deposited $120,000 into the trust account, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from May 15, 2023 to June 15, 2023. On June 9, 2023, HNRA’s Sponsor designee deposited $120,000 into the trust account, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from June 15, 2023 to July 15, 2023.

The process of taking a company public by means of a business combination with a special purpose acquisition company (“SPAC”) is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors.

An underwritten offering involves a company engaging underwriters to purchase its shares and resell them to the public. An underwritten offering imposes statutory liability on the underwriters for material misstatements or omissions contained in the registration statement unless they are able to sustain the burden of providing that they did not know and could not reasonably have discovered such material misstatements or omissions. This is referred to as a “due diligence” defense and results in the underwriters undertaking a detailed review of the company’s business, financial condition and results of operations. Going public via a business combination with a SPAC does not involve any underwriters and does not generally necessitate the level of review required to establish a “due diligence” defense as would be customary on an underwritten offering.

In addition, going public via a business combination with a SPAC does not involve a book-building process as is the case in an underwritten public offering. In any underwritten public offering, the initial value of a company is set by investors who indicate the price at which they are prepared to purchase shares from the underwriters. In the case of a SPAC transaction, the value of the company is established by means of negotiations between the target company, the SPAC and, in some cases, “PIPE” investors who agree to purchase shares at the time of the business combination. The process of establishing the value of a company in a SPAC business combination may be less effective than the book-building process in an underwritten public offering and also does not reflect events that may have occurred between the date of the business combination agreement and the closing of the transaction. In addition, underwritten public offerings are frequently oversubscribed resulting in additional potential demand for shares in the aftermarket following the underwritten public offering. There is often no such book of demand built up in connection with SPAC transaction and no underwriters with the responsibility of stabilizing the share price which may result in the share price being harder to sustain after the consummation of the Business Combination.

The Post-Combination Company may redeem your Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making such warrants worthless.

Following the Purchase, the Post-Combination Company may redeem your Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making such warrants worthless. The Post-Combination Company will have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the shares of the common stock equals or exceeds $18.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which a notice of redemption is sent to the warrantholders. Please note that the closing price of the Company’s common stock has not exceeded $18.00 per share for any of the 30 trading days prior to the date of this proxy statement. The Post-Combination Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the shares of the common stock issuable upon exercise of such warrants is effective and a current prospectus relating to shares of the common stock is available throughout the 30-day redemption period. If and when the Public Warrants become redeemable by the Post-Combination Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force you (i) to exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants, or (iii) to accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your Public Warrants.

The value received upon exercise of the Public Warrants (1) may be less than the value the holders would have received if they had exercised their Public Warrants at a later time where the underlying share price is higher and (2) may not compensate the holders for the value of the Public Warrants. The fair value of the Public Warrants that may be retained by redeeming shareholders is $1,035,000 based on recent trading prices, and 8,625,000 Public Warrants held by Public Shareholders.

Purchases made pursuant to the Common Stock Purchase Agreement will be made at a discount to the volume weighted average price of SPAC Common Stock, which may result in negative pressure on the stock price following the Closing of the Purchase.

On October 17, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of SPAC Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The Company is obligated under the Common Stock Purchase Agreement and the White Lion RRA to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the SPAC Common Stock under the Securities Act of 1933, as amended, for the resale by White Lion of shares of SPAC Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement.

The securities to be purchased by White Lion pursuant to the Common Stock Purchase Agreement are the same SPAC Common Stock issued in the IPO. The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of SPAC Common Stock during a period of two consecutive trading days following the applicable Notice Date.

Such purchases will dilute our stockholders and could adversely affect the prevailing market price of our common stock and impair our ability to raise capital through future offerings of equity or equity-linked securities, although the Company intends to carefully control such purchases as to minimize the impact. Accordingly, the adverse market and price pressures resulting from the purchase and registration of SPAC Common Stock pursuant to the Common Stock Purchase Agreement may continue for an extended period of time and continued negative pressure on the market price of our common stock could have a material adverse effect on our ability to raise additional equity capital.

It is not possible to predict the actual number of shares of SPAC Common Stock, if any, we will sell under the Common Stock Purchase Agreement to White Lion or the actual gross proceeds resulting from those sales.

We generally have the right to control the timing and amount of any sales of the SPAC Common Stock to White under the Common Stock Purchase Agreement. Sales of SPAC Common Stock, if any, to White under the Common Stock Purchase Agreement will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to White Lion all, some or none of the SPAC Common Stock that may be available for us to sell to White Lion pursuant to the Common Stock Purchase Agreement.

Because the purchase price per share of SPAC Common Stock to be paid by White Lion will fluctuate based on the market prices of the SPAC Common Stock at the time we elect to sell SPAC Common Stock to White Lion pursuant to the Common Stock Purchase Agreement, if any, it is not possible for us to predict, as of the date of this prospectus and prior to any such sales, the number of shares of SPAC Common Stock that we will sell to White Lion under the Common Stock Purchase Agreement, the purchase price per share that White Lion will pay for SPAC Common Stock purchased from us under the Common Stock Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by White Lion under the Common Stock Purchase Agreement.

The number of shares of SPAC Common Stock ultimately offered for sale by White Lion is dependent upon the number of shares of SPAC Common Stock, if any, we ultimately elect to sell to White Lion under the Common Stock Purchase Agreement. However, even if we elect to sell SPAC Common Stock to White Lion pursuant to the Common Stock Purchase Agreement, White Lion may resell all, some or none of such shares at any time or from time to time in its sole discretion and at different prices.

Although the Common Stock Purchase Agreement provides that we may, in our discretion, from time to time after the date of this prospectus and during the term of the Common Stock Purchase Agreement, direct White Lion to purchase SPAC Common Stock from us in one or more purchases under the Common Stock Purchase Agreement for a maximum aggregate purchase price of up to $150 million, we are not registering any such shares at this time.

Accordingly, if it becomes necessary for us to issue and sell to White Lion under the Common Stock Purchase Agreement shares which we must register pursuant to the White Lion RRA, we must file with the SEC one or more additional registration statements to register under the Securities Act the resale by White Lion of any such shares of SPAC Common Stock we wish to sell from time to time under the Common Stock Purchase Agreement. Any issuance and sale by us under the Common Stock Purchase Agreement of a substantial amount of SPAC Common could cause additional substantial dilution to our shareholders.

The sale and issuance of SPAC Common Stock to White Lion will cause dilution to our existing securityholders, and the resale of the SPAC Common Stock acquired by White Lion, or the perception that such resales may occur, could cause the price of our SPAC Common Stock to decrease.

The purchase price per share of SPAC Common Stock to be paid by White Lion for the SPAC Common Stock that we may elect to sell to White Lion under the Common Stock Purchase Agreement, if any, will fluctuate based on the market prices of our SPAC Common Stock at the time we elect to sell SPAC Common Stock to White Lion pursuant to the Common Stock Purchase Agreement. Depending on market liquidity at the time, resales of such SPAC Common Stock by White Lion may cause the trading price of our SPAC Common Stock to decrease.

If and when we elect to sell SPAC Common Stock to White Lion, sales of newly issued SPAC Common Stock by us to White Lion could result in substantial dilution to the interests of existing holders of our SPAC Common Stock. Additionally, the sale of a substantial number of SPAC Common Stock to White Lion, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

We expect to grant equity awards to employees and directors under our equity incentive plans. We may also raise capital through equity financings in the future. As part of our business strategy, we may make or receive investments in companies, solutions or technologies and issue equity securities to pay for any such acquisition or investment. Any such issuances of additional share capital may cause shareholders to experience significant dilution of their ownership interests and the per share value of our SPAC Common Stock to decline.

The Post-Combination Company’s dividend policy following completion of the Purchase will be subject to change at the sole discretion of the Post-Combination Company’s Board of Directors and there is no assurance that the Post-Combination Company’s Board of Directors will declare dividends in accordance with this policy, and may change its dividend philosophy at any time.

HNRA’s Board of Directors has not adopted a formal dividend policy for a recurring quarterly fixed dividend payment to shareholders. Each quarter, HNRA’s Board of Directors determines the appropriate dividend for that quarter based on, among other things, general economic and business conditions, financial performance and operating results, the Company’s liquidity and capital needs and such other factors as HNRA’s Board of Directors deems relevant. As a matter of practice, HNRA’s Board of Directors will develop a dividend formula for shareholders within the first year following the Purchase, as it is the Board’s intent to pay a shareholder dividend.

However, while the Post-Combination Company expects to pay quarterly dividends in accordance with this financial philosophy, it does not plan to adopt a formal written dividend policy to pay a fixed amount of cash each quarter or to pay any particular quarterly amount based on the achievement of, or derivable from, any specific financial metrics, including discretionary cash flow. Specifically, while the Post-Combination Company expects to make distributions of its discretionary cash flow as described above, the actual amount of any dividends paid may fluctuate depending on cash flow needs, which may be impacted by potential acquisition opportunities and the availability of financing alternatives, the need to service indebtedness or other liquidity needs, and general industry and business conditions, including the impact of commodity prices and the pace of the development of its properties by E&P companies.

Our amended and restated certificate of incorporation contains a waiver of the corporate opportunities doctrine for our directors and officers, and therefore such persons have no obligations to make opportunities available to us.

The “corporate opportunities” doctrine provides that directors and officers of a corporation, as part of their duty of loyalty to the corporation and its shareholders, generally have a fiduciary duty to disclose opportunities to the corporation that are related to its business and are prohibited from pursuing those opportunities unless the corporation determines that it is not going to pursue them. Our amended and restated certificate of incorporation waives the corporate opportunities doctrine. It states that, to the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Company or any of its officers or directors or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of the amended and restated certificate of incorporation or in the future, and the Company renounces any expectancy that any of the directors or officers of the Company will offer any such corporate opportunity of which he or she may become aware to the Company, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Company with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Company and (i) such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Our directors and officers or their respective affiliates may pursue acquisition opportunities that may be complementary to our business and, as a result of the waiver described above, those acquisition opportunities may not be available to us. In addition, our directors and officers or their respective affiliates may have an interest in pursuing acquisitions, divestitures and other transactions that, in its judgment, could enhance its investment, even though such transactions might involve risks to you. The personal and financial interests of our directors and officers may influence their motivation in timely identifying and selecting a target business and completing a business combination.

The Company does not believe that its waiver of the corporate opportunities doctrine has impacted its search for an acquisition target.

Unless the MIPA is amended to extend the Outside Date by which the Closing must occur, each of the Seller and the Company may terminate the MIPA because the Outside Date has already occurred.

The MIPA may be terminated, among other reasons, by Seller or the Company if Closing has not occurred on or before March 31, 2023 (the “Outside Date”); provided, that if the proxy statement is in definitive form and has been mailed to the Company’s stockholders of record prior to March 31, 2023 and a special meeting of the Company’s stockholders is scheduled to be held on or prior to April 15, 2023, then the Outside Date will be extended to April 30, 2023 or by Seller, if the Company has not obtained aggregate binding commitments of at least $60,000,000.00 in the form of debt, equity or other additional sources of capital from reputable lenders or financing providers, and in a form reasonably satisfactory to Seller and presented copies of such commitments to Seller on or before December 31, 2022. If the MIPA is terminated, it is unlikely that we will be able to consummate an initial business combination on or prior to July 15, 2023, or by November 15, 2023, if the Sponsor deposits the requisite amounts into the Trust Account. However, we expect to enter into amendment to the MIPA that provides for an Outside Date of July 31, 2023 and a minimum binding commitment amount of $40,000,000. The Company enjoys a positive working relationship with the Seller, where we have weekly conversations on the performance of Pogo, transition details of changing ownership of Pogo from the Seller to the Company and regular updates on the Company’s progress to obtain all financial instruments and necessary approvals to consummate the Purchase.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

HNR Acquisition Corp is providing the following unaudited pro forma combined financial information to aid HNRA’s stockholders in their analysis of the financial aspects of the Purchase. The unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma combined balance sheet as of March 31, 2023 combines the historical balance sheet of HNRA and the historical consolidated balance sheet of Pogo for such period on a pro forma basis as if the Purchase had been consummated on March 31, 2023.

The unaudited pro forma combined statement of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 combine the historical statements of operations of HNRA and Pogo for such periods on a pro forma basis as if the Purchase had been consummated on January 1, 2022.

The unaudited pro forma combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Purchase occurred on the dates indicated. The unaudited pro forma combined financial information may not be useful in predicting the future financial condition and results of operations of the Post-Purchase company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma combined financial information and is subject to change as additional information becomes available and analyses are performed. This information should be read together with Pogo’s audited and unaudited consolidated financial statements and related footnotes, the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operation of Pogo,” HNRA’s audited financial statements and related footnotes and Management’s Discussion and Analysis for the year ended December 31, 2022 included in the Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 (the “HNRA Form 10-K”), the unaudited financial statements and related footnotes included in the Form 10-Q for the three months ended March 31, 2023 filed with the SEC on May 22, 2023 (the “HNRA Form 10-Q”) and other financial information included in the proxy statement. The unaudited pro forma combined financial information presented herein also reflect adjustments related to the results of the special meeting of the stockholders of HNRA on May 11, 2023, including the redemption of 4,115,597 shares of redeemable common stock for an aggregate redemption value of $43,318,207, a withdrawal of taxes from the Trust Account of $711,204, and the deposit of $120,000 into the Trust Account for the May 11, 2023 extension payment.

Under both the minimum redemptions and contractual maximum redemption scenarios, the Purchase will be accounted for as a business combination in accordance with GAAP. HNRA was determined to be the accounting acquirer based on an evaluation of the following facts and circumstances under both the no redemption and contractual maximum redemption scenarios:

•        HNRA’s senior management will comprise the senior management of the combined company;

•        HNRA will control a majority of the initial Board of Directors;

•        HNR Acquisition Corp’s existing equityholders will have a majority voting interest in the Post-Combination company.

The unaudited pro forma combined financial information has been prepared using the assumptions below with respect to the potential redemption of Public Shares for cash:

•        Assuming Minimum Redemptions — This presentation assumes that none of the HNRA stockholders exercises redemption rights with respect to its Redeemable Common Stock for a pro rata portion of the funds in the Trust Account.

•        Assuming 50% Redemptions — This presentation assumes that 50% of the stockholders of HNRA, or 2,254,702 Public Shares, exercise redemption rights with respect to its Redeemable Common Stock for a pro rata portion of the funds in the Trust Account. This scenario includes all assumptions under the Minimum Redemptions Scenario, and additional adjustments to reflect the effect of redemptions of 50% of the Public Shares of the Company.

•        Assuming Maximum Redemptions — This presentation assumes that HNRA stockholders holding 4,509,403 Redeemable Common Stock exercise their redemption rights and that such Public Shares are redeemed for their pro rata share (approximately $10.44 per share) of the funds in the Trust Account for aggregate redemption proceeds of approximately $47.0 million. Our amended and restated certificate of incorporation will not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination (such that we become subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete the Purchase even though a substantial majority of our public stockholders do not agree with the transaction and have redeemed their shares or, if we seek stockholder approval of our initial business combination and do not conduct redemptions in connection with our business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or their affiliates. In the event the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

Description of the Purchase

On December 27, 2022, the Company, entered into the MIPA with CIC, DenCo, Pogo Management, 4400 and, solely with respect to Section 7.20 of the MIPA, the Sponsor.

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the Closing of the transactions contemplated by the MIPA, Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding Target Interests of the Target.

The Base Purchase Price for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds; provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001 (“SPAC Common Stock”), valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA. The SPAC Stockholder Support Agreement entered into simultaneously with the MIPA does not have any impact on the Company’s pro forma financial information, as the SPAC Stockholders that are party to the agreement waived their redemption rights.

The following summarizes the pro forma shares of HNRA common stock outstanding under the three scenarios, assuming such Purchase closes prior to March 31, 2023:

	No Redemptions(1)		50% Redemptions(1)		Maximum Redemptions(1)(2)
Shareholders of HNRA Post Purchase	Number of SPAC Common Stock	% of Total	Number of SPAC Common Stock	% of Total	Number of SPAC Common Stock	% of Total
SPAC Public Shareholders	4,509,403	46.7%	2,254,702	30.5%	—	0.0%
Founders(1)	2,501,250	25.9%	2,501,250	33.8%	2,501,250	48.6%
Private Placement(2)	505,000	5.2%	505,000	6.8%	505,000	9.8%
CIC Partners/Sellers	2,000,000	20.7%	2,000,000	27.0%	2,000,000	38.8%
White Lion Commitment Shares	142,046	1.5%	142,046	1.9%	142,046	2.8%
Total Fully Diluted	9,657,699	100%	7,402,998	100.0%	5,148,296	100%

IPO Underwriting Fee*	2,587,500		2,587,500		2,587,500
Effective fee per share %	26.8%		35.0%		50.3%

____________

(1)      All 2,501,250 of the Founders Shares are owned by the Sponsor.

(2)      Excludes 8,625,000 Public Warrants and 505,000 Private Warrants to purchase three quarters of a share of common stock of the Company at an exercise price of $11.50 per share. All 505,000 private placement shares and Private Warrants are owned by the Sponsor.

*        Underwriting fee was paid at closing of the initial public offering of HNRA. The effective fee for shares at each redemption level is shown in the table above.

The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the unaudited pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma combined financial information. Assumptions and estimates underlying the unaudited pro forma adjustments included in the unaudited pro forma combined financial statements are described in the accompanying notes.

HNR ACQUISITION CORP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2023

	HNR Acquisition Corp	POGO Resources LLC	Other Transaction Accounting (Assuming Minimum Redemptions)		Combined Pro Forma (Assuming Minimum Redemptions)	Other Transaction Accounting (Assuming 50% Redemptions)		Combined Pro Forma (Assuming 50% Redemptions)	Other Transaction Accounting (Assuming Maximum Redemptions)		Combined Pro Forma (Assuming Maximum Redemptions)
ASSETS
Current Assets
Cash	$109,287	$1,926,979	$(2,036,266)		$—	$—		$—	$—		$—
			591,204	A
			47,143,367	B		(23,546,684)	J		(23,546,684)	L
			(43,933,337)	C		23,546,684	K		23,546,684	M
			(5,837,500)	D
Accounts receivable – Oil and Gas sales	—	2,601,694	—		2,601,694	—		2,601,694	—		2,601,694
Accounts receivable – other	—	184,447	—		184,447	—		184,447	—		184,447
Prepaid expenses and other current assets	—	274,510	—		274,510	—		274,510	—		274,510
Total current assets	109,287	4,987,630	(2,036,266)		3,060,651	—		3,060,651	—		3,060,651

Non-current Assets
Right of Use Asset, operating leases	—	107,434	—		107,434	—		107,434	—		107,434
Fixed assets	—	—	—		—	—		—	—		—
Oil and Gas properties, net	—	58,141,218	68,042,311	E	126,183,529			126,183,529	—		126,183,529
Note receivable, related party	—	4,085,429	(4,085,429)	E	—	—		—	—		—
Marketable Securities held in Trust	91,052,778	—	(91,052,778)		—	—		—	—		—
		—	(43,909,411)	A	—	—		—	—		—
	—	—	(47,143,367)	B	—	—		—	—		—
Other assets	—	5,557	—		5,557	—		5,557	—		5,557
TOTAL ASSETS	$91,162,065	$67,327,268	$(29,132,163)		$129,357,171	$—		$129,357,171	$—		$129,357,171

LIABILITIES, TEMPORARY EQUITY AND EQUITY
Current liabilities
Accounts payable	$722,287	$1,871,494	$—		$2,593,781	$—		$2,593,781	$—		$2,593,781
Accrued expenses	—	1,181,791	—		1,181,791	—		1,181,791	—		1,181,791
Royalties payable	—	883,424	—		883,424	—		883,424			883,424
Operating lease liabilities	—	66,208	—		66,208	—		66,208	—		66,208
Short-term derivative instrument liabilities	—	607,330	—		607,330	—		607,330	—		607,330
Franchise tax payable	250,000	—	—		250,000	—		250,000	—		250,000
Income tax payable	410,383	—	—		410,383	—		410,383	—		410,383
Advances from related party	461,617	—	—		461,617	—		461,617	—		461,617
Purchase price liability	—	—	41,066,663	C	41,066,663	23,546,684	K	64,613,347	23,546,684	M	88,160,030
Total current liabilities	1,844,287	4,610,247	41,066,663		47,521,197	23,546,684		71,067,881	23,546,684		94,614,564

HNR ACQUISITION CORP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2023 — (Continued)

	HNR Acquisition Corp	POGO Resources LLC	Other Transaction Accounting (Assuming Minimum Redemptions)		Combined Pro Forma (Assuming Minimum Redemptions)	Other Transaction Accounting (Assuming 50% Redemptions)		Combined Pro Forma (Assuming 50% Redemptions)	Other Transaction Accounting (Assuming Maximum Redemptions)		Combined Pro Forma (Assuming Maximum Redemptions)
Long-term liabilities
Long-term debt, net	—	26,750,000	(11,750,000)		15,000,000	—		15,000,000	—		15,000,000
			(26,750,000)	F
			15,000,000	C
Deferred underwriting fee payable	2,587,500	—	(2,587,500)	D	—	—		—	—		—
Warrant liabilities	1,040,718	—	—		1,040,718	—		1,040,718	—		1,040,718
Right of use liability, operating leases	—	43,076	—		43,076	—		43,076	—		43,076
Other liabilities	—	675,000	—		675,000	—		675,000	—		675,000
Asset retirement obligation, net	—	4,835,827	—		4,835,827	—		4,835,827	—		4,835,827
Total liabilities	5,472,505	36,914,150	26,729,163		69,115,818	23,546,684		92,662,502	23,546,684		116,209,185

Commitments and Contingencies
Redeemable Common stock, $0.0001 par value; 8,625,000 shares outstanding subject to redemption at $10.53 per share	90,802,778	—	(90,802,778)		—	—		—	—		—
		—	(43,318,207)	A
			(47,484,571)	G
	90,802,778	—	(90,802,778)		—	—		—	—		—
EQUITY
Owners’ equity		30,413,118	(30,413,118)	H	—	—		—	—		—
Common stock	301	—	665		966	(225)		741	(226)		515
			451	G		(225)	J		(226)	L
			200	C
			14	I
Additional paid-in capital	—	—	70,103,906		70,103,906	(23,546,459)		46,557,448	(23,546,458)		23,010,990
			47,484,120	G		(23,546,459)	J		(23,546,458)	L
			21,119,800	C
			1,499,986	I
Retained earnings (accumulated deficit)	(5,113,519)	—	(4,750,000)	D	(9,863,519)	—		(9,863,519)	—		(9,863,519)
Total Equity	(5,113,218)	30,413,118	34,941,453		60,241,353	(23,546,684)		36,694,670	(23,546,684)		13,147,986

TOTAL LIABILITIES, TEMPORARY EQUITY AND EQUITY	$91,162,065	$67,327,268	$(29,132,162)		$129,357,171	$—		$129,357,171	$—		$129,357,171

HNR ACQUISITION CORP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2023

	HNR Acquisition Corp Historical	POGO Resources LLC Historical	Transaction Accounting (Assuming Minimum Redemptions)		Combined Pro Forma (Assuming Minimum Redemptions)	Transaction Accounting (Assuming 50% Redemptions)		Combined Pro Forma (Assuming 50% Redemptions)	Transaction Accounting (Assuming Maximum Redemptions)	Combined Pro Forma (Assuming Maximum Redemptions)
Revenue
Crude Oil	$—	$6,914,248	$—		$6,914,248	$		$6,914,248	$—	$6,914,248
Natural gas and natural gas liquids	—	258,165	—		258,165			258,165	—	258,165
Other Revenue	—	169,743			169,743			169,743		169,743
Gain on derivative instruments, net	—	417,034	—		417,034			417,034	—	417,034
Total revenue	—	7,759,190	—		7,759,190			7,759,190	—	7,759,190

Expenses:
Production taxes, transportation and processing	—	581,019	—		581,019		—	581,019	—	581,019
Lease operating	—	2,923,802	—		2,923,802		—	2,923,802	—	2,923,802
Depletion, depreciation and amortization	—	417,381	315,389	N	732,770		—	732,770	—	732,770
Accretion of asset retirement obligations	—	341,066	—		341,066		—	341,066	—	341,066
General and administrative	653,731	1,271,416	345,833	O	2,270,980		—	2,270,980	—	2,270,980
Franchise taxes	50,000	—	—		50,000		—	50,000	—	50,000
Total operating expenses	703,731	5,534,684	661,222		6,899,637		—	6,899,637	—	6,899,637

Income (loss) from operations	(703,731)	2,224,506	(661,222)		859,553		—	859,553	—	859,553

Other income (expense):
Amortization of debt discount	(184,579)	—	—		(184,579)		—	(184,579)		(184,579)
Other income (expense)	—	(85,972)	—		(85,972)		—	(85,972)	—	(85,972)
Change in Fair value warrant liability	(20,756)	—	—		(20,756)		—	(20,756)	—	(20,756)
Interest income	1,739	85,429	—		87,168		—	87,168	—	87,168
Interest expense	(28,485)	(315,092)	(209,908)		(553,485)			(553,485)		(553,485)
			(525,000)	P
			315,092	Q
Interest income on marketable securities held in Trust Account	946,916	—	(946,916)	R	—		—	—	—	—
Total other income (expense)	714,835	(315,635)	(1,156,824)		(757,624)		—	(757,624)	—	(757,624)

Income (loss) before income taxes	11,104	1,908,871	(1,818,046)		101,929		—	101,929	—	101,929
Income tax (expense) benefit	(188,718)	—	167,313	S	(21,405)		—	(21,405)	—	(21,405)
Net income (loss)	$(177,614)	$1,908,871	$(1,650,733)		$80,524	$		$80,524	$—	$80,524

Weighted Average shares outstanding, redeemable common stock – basic and diluted	8,625,000		(8,625,000)		—		—	—		—

Net income (loss) per share of common stock – basic and diluted	$.01				$—		$—	$—		$—

Weighted average shares outstanding, non-redeemable common stock – basic and diluted	3,006,250		6,651,449		9,657,699		(2,171,522)	7,486,177	(2,337,881)	5,148,296

Net income (loss) per share of common stock – basic and diluted	$(0.10)				$0.01		$—	$0.01		$0.02

HNR ACQUISITION CORP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022

	HNR Acquisition Corp Historical	POGO Resources LLC Historical	Transaction Accounting (Assuming Minimum Redemptions)		Combined Pro Forma (Assuming Minimum Redemptions)	Transaction Accounting (Assuming 50% Redemptions)		Combined Pro Forma (Assuming 50% Redemptions)	Transaction Accounting (Assuming Maximum Redemptions)	Combined Pro Forma (Assuming Maximum Redemptions)
Revenue
Crude Oil	$—	$37,982,367	$—		$37,982,367	$		$37,982,367	$—	$37,982,367
Natural gas and natural gas liquids	—	1,959,411	—		1,959,411			1,959,411	—	1,959,411
Other Revenue	—	255,952			255,952			255,952		255,952
Loss on derivative instruments, net	—	(4,793,790)	—		(4,793,790)			(4,793,790)	—	(4,793,790)
Total revenue	—	35,403,940	—		35,403,940			35,403,940	—	35,403,940

Expenses:
Production taxes, transportation and processing	—	3,484,477	—		3,484,477		—	3,484,477	—	3,484,477
Lease operating	—	8,418,739	—		8,418,739		—	8,418,739	—	8,418,739
Depletion, depreciation and amortization	—	1,613,402	1,557,052	T	3,170,454		—	3,170,454	—	3,170,454
Accretion of asset retirement obligations	—	1,575,296	—		1,575,296		—	1,575,296	—	1,575,296
General and administrative	1,598,013	2,953,202	2,883,333	U	7,434,548		—	7,434,548	—	7,434,548
Franchise taxes	200,000	—	—		200,000		—	200,000	—	200,000
Total operating expenses	1,798,013	18,045,116	4,440,385		24,283,514		—	24,283,514	—	24,283,514

Income (loss) from operations	(1,798,013)	17,358,824	(4,440,385)		11,120,426		—	11,120,426	—	11,120,426

Other income (expense):
Other income (expense)	—	13,238	—		13,238		—	13,238	—	13,238
Insurance policy recovery	—	2,000,000	—		2,000,000		—	2,000,000	—	2,000,000
Interest income (expense)	969	(1,076,060)	(1,023,940)		(2,099,031)		—	(2,099,031)	—	(2,099,031)
			(2,100,000)	V
			1,076,060	W
Interest income on marketable securities held in Trust Account	1,268,362	—	(1,268,362)	X	—		—	—	—	—
Total other income (expense)	1,269,331	937,178	(2,292,302)		(85,793)		—	(85,793)	—	(85,793)

Income (loss) before income taxes	(528,682)	18,296,002	(6,732,687)		11,034,633		—	11,034,633	—	11,034,633
Income tax (expense) benefit	(221,665)	—	(2,095,608)	Y	(2,317,273)		—	(2,317,273)	—	(2,317,273)
Net income (loss)	$(750,347)	$18,296,002	$(8,828,295)		$8,717,360	$		$8,717,360	$—	$8,717,360

Weighted Average shares outstanding, redeemable common stock – basic and diluted	7,538,014		(7,538,014)		—		—	—		—

Net income (loss) per share of common stock – basic and diluted	$(0.02)				$—		$—	$—		$—

Weighted average shares outstanding, non-redeemable common stock – basic and diluted	2,978,445		6,661,031		9,639,476		(2,248,524)	7,390,952	(2,248,524)	5,142,427

Net income (loss) per share of common stock – basic and diluted	$(0.19)				$0.90		$—	$1.18		$1.70

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

Under both the no redemption and maximum redemption scenarios, the Purchase will be accounted for as an acquisition, in accordance with GAAP. The Company was deemed the accounting acquirer in the Purchase based on an analysis of the criteria outlined in Accounting Standards Codification (“ASC”) 805, Business Combinations. Pogo was deemed to be the predecessor entity of the Company. Accordingly, the historical financial statements of Pogo will become the historical financial statements of the Company, upon the consummation of the Purchase. Under the acquisition method of accounting, the assets and liabilities of Pogo will be recorded at their fair values measured as of the acquisition date. The excess of the purchase price over the estimated fair values of the net assets acquired, if applicable, will be recorded as goodwill.

The unaudited pro forma combined balance sheet as of March 31, 2023, assumes that the Purchase occurred on March 31, 2023. The unaudited pro forma combined statement of operations for the three months ended March 31, 2023 and for the year ended December 31, 2022, reflects pro forma effect to the Purchase as if it had been completed on January 1, 2022.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented. The unaudited pro forma combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Purchase.

The pro forma adjustments reflecting the consummation of the Purchase are based on certain currently available information and certain assumptions and methodologies that HNRA believes are reasonable under the circumstances. The unaudited pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. HNRA believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Purchase based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial information.

The unaudited pro forma combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Purchase taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of HNRA’s Form 10-K and Form 10-Q and Pogo included in this proxy statement.

The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the Purchase (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). HNRA has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma combined financial information.

2. Accounting Policies

Upon consummation of the Purchase, management will perform a comprehensive review of the accounting policies of the two entities. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the combined company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma combined financial information. As a result, the unaudited pro forma combined financial information does not assume any differences in accounting policies.

3. Preliminary Purchase Price Allocation

The preliminary purchase price of Pogo has been allocated to the assets acquired and liabilities assumed for purposes of this pro forma financial information based on their estimated relative fair values. The purchase price allocations herein are preliminary. The final purchase price allocations for the Purchase will be determined after completion of a thorough analysis to determine the fair value of all assets acquired and liabilities assumed but in no event later than one year following the closing date of the acquisition. Accordingly, the final acquisition accounting adjustments could differ materially from the accounting adjustments included in the pro forma financial statements presented herein. Any increase or decrease in the fair value of the assets acquired and liabilities assumed, as compared to the information shown herein, could also change the portion of purchase price allocable to goodwill and could impact the operating results of the Company following the acquisition due to differences in purchase price allocation, depreciation and amortization related to some of these assets and liabilities.

Preliminary Purchase Price:
Cash	$85,000,000
Promissory note to sellers of Pogo	15,000,000
Common stock consideration (2,000,000 shares of HNRA common stock)	21,120,000
Total preliminary purchase consideration	$121,120,000

Preliminary Purchase Price Allocation
Cash	$1,926,979
Accounts receivable	2,786,141
Prepaid expenses	274,510
Operating lease assets	107,434
Property, plant and equipment	—
Oil & gas reserves	126,183,529
Other assets	5,557
Accounts payable	(1,871,494)
Accrued liabilities	(2,672,545)
Asset retirement obligations, net	(4,835,827)
Other liabilities	(675,000)
Operating lease liability	(109,284)
Net assets acquired	$121,120,000

The preliminary fair value of the Share Consideration of 2,000,000 shares of common stock of HNR Acquisition Corp is based on the Closing price of the Company’s common stock at June 5, 2023, which was $10.56.

4. Adjustments to Unaudited Pro forma combined Financial Information

The unaudited pro forma combined financial information has been prepared to illustrate the effect of the Purchase and has been prepared for informational purposes only.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma combined statement of operations are based upon the number of the combined company’s shares outstanding, assuming the Purchase occurred on January 1, 2021.

Transaction Adjustments (Assuming Minimum Redemptions)

(A)    Reflects the results of the special meeting of the stockholders held on May 11, 2023, including: 1) the deposit of $120,000 into the Trust Account related to the extension of the Business Combination period; 2) the redemption from the Trust Account by stockholders of HNRA of 4,115,597 shares of redeemable common stock for an aggregate redemption value of $43,318,207; and 3) the withdrawal of $711,204 from the Trust Account $711,204 for the Company to pay franchise and federal income taxes.

(B)    Reflects the reclassification of $47.1 million of cash and investments held in the Trust Account that becomes available to fund the Purchase.

(C)    Reflects the payment of the Base Purchase Price to the sellers of Pogo, consisting of the Cash Consideration of $85.0 million, the Share Consideration of 2,000,000 shares of common stock of HNR Acquisition Corp with a fair value of $10.56 per share based on the Closing price of the Company’s common stock at June 5, 2023, and the issuance of a Seller Promissory Note of $15,000,000. The Seller Promissory Note will bear interest at the greater of 12% per annum or the highest interest rate applicable to HNR Acquisition Corp financing. If the Seller Promissory Note is not repaid in full on or prior to the six month anniversary of closing of the Purchase, HNR Acquisition Corp will owe interest equal to the lesser of 18% per annum and the highest amount permissible under law, compounded monthly. As a result of the special meeting of the stockholders held on May 11, 2023, the Company does not have sufficient cash to fund the $85,000,000 Cash Consideration. This adjustment reflects estimated shortfall of cash to the Sellers of $41,066,663. If the Company is not able to secure additional financing to pay the Cash Consideration, the Company and Pogo would need to agree to modify the terms of the Purchase to adjust the Cash Consideration and increase the Seller Promissory Note amount issued to the Sellers. There can be no assurance that such negotiations would be successful, nor that the terms of such amendments to the agreement would be favorable to the Company. In the event that such amendments cannot be negotiated, the Company would not be able to satisfy the conditions to closing of the MIPA.

(D)    Reflects the payment of estimated transaction costs in connection with the closing of the Purchase of $3,250,000, and payment of the deferred underwriting fee payable of $2,587,500 from HNRA’s initial public offering due to the closing.

(E)    Reflects the estimated fair value adjustments under the acquisition method of accounting from the preliminary purchase price allocation of the net assets of Pogo. See Note 3 to these unaudited proforma combined financial statements.

(F)    Reflects the elimination of Pogo long-term debt not assumed by HNRA in the Purchase.

(G)   Reflects the reclassification of $47.5 million of temporary equity from the 4,509,403 shares Redeemable Common Stock from temporary equity to permanent equity as a result of the Purchase.

(H)   Reflects the elimination of Pogo historical equity balances as a result of the Purchase.

(I)     Reflects the issuance of an estimated 142,046 shares of common stock with a value of $1,500,000 to White Lion as a commitment fee in connection with closing of the MIPA pursuant to the Common Stock Purchase Agreement. The estimated shares of common stock to be issued to White Lion are based on a stock price of $10.56 per share based on the Closing price of the Company’s common stock at June 5, 2023.

Additional Transaction Adjustments (Assuming 50% Redemptions)

(J)    Reflects the redemption of 2,254,702 shares of Redeemable Common Stock for $23.5 million at an estimated redemption price of $10.44 per share.

(K)   Reflects the recognition of a liability related to the estimated shortfall of cash under the 50% redemptions scenario. In the event that 50% of the Redeemable Common stock is redeemed by the holders, the Company would not have sufficient cash to close the Purchase under the terms currently agreed to with Pogo. As such, the Company and Pogo would need to agree to modify the terms of the Purchase to adjust the Cash Consideration and increase the Seller Promissory Note amount issued to the Sellers. There can be no assurance that such negotiations would be successful, nor that the terms of such amendments to the agreement would be favorable to the Company. In the event that such amendments cannot be negotiated, the Company would not be able to satisfy the conditions to closing of the MIPA.

Additional Transaction Adjustments (Assuming Maximum Redemptions)

(L)    Reflects the redemption of the remaining 2,254,701 shares of Redeemable Common Stock for $23.5 million at an estimated redemption price of $10.44 per share.

(M)   Reflects the recognition of a liability related to the estimated shortfall of cash under the maximum redemptions scenario. In the event that all Redeemable Common stock is redeemed by the holders, the Company would not have sufficient cash to close the Purchase under the terms currently agreed to with Pogo. The Company does not anticipate using the Common Stock Purchase Agreement with White Lion to cover the shortfall. As such, the Company and Pogo would need to agree to modify the terms of the Purchase to adjust the Cash Consideration and increase the Seller Promissory Note amount issued to the Sellers. There can be no assurance that such negotiations would be successful, nor that the terms of such amendments to the agreement would be favorable to the Company. In the event that such amendments cannot be negotiated, the Company would not be able to satisfy the conditions to closing of the MIPA.

Adjustments to Unaudited Pro forma combined Statement of Operations

The pro forma adjustments included in the unaudited pro forma combined statement of operations for the three months ended March 31, 2023, are as follows:

Transaction Adjustments (Assuming all Scenarios)

(N)    Reflects the adjustment to depletion, depreciation and amortization for the estimated new basis of property plant and equipment and oil and gas reserves as a result of the preliminary purchase price allocation.

(O)   Reflects the adjustment to include $830,000 of annual salary of the Company’s officers beginning after closing of the MIPA for three officers, pursuant to the Company’s compensation plan. This adjustment also includes the estimate of $553,333 in expense related to one year of vesting of the RSU grants to those officers that pursuant to the Company’s compensation plan. Also includes $1,500,000 of expense for the shares of common stock to be issued to White Lion at closing of the MIPA in connect with the Common Stock Purchase Agreement.

(P)    Reflects a full year’s interest expense related to the issuance of the Seller Promissory Note, as the pro forma closing of the Purchase is assumed to be January 1, 2022. The Seller Promissory Note will bear interest at the greater of 12% per annum or the highest interest rate applicable to HNR financing.

(Q)   Reflects the reversal of historical interest expense of Pogo.

(R)    Reflects the reversal of interest income earned on marketable securities held in the Trust Account.

(S)    Represents the estimated income tax effect of the pro forma adjustments and calculated using the enacted applicable statutory income tax rates and the estimated income tax impact of historical Pogo results of operations being taxed under the Company’s structure as a C-Corporation.

The pro forma adjustments included in the unaudited pro forma combined statement of operations for the year ended December 31, 2022, are as follows:

Transaction Adjustments (Assuming all Scenarios)

(T)    Reflects the adjustment to depletion, depreciation and amortization for the estimated new basis of property plant and equipment and oil and gas reserves as a result of the preliminary purchase price allocation.

(U)    Reflects the adjustment to include $830,000 of annual salary of the Company’s officers beginning after closing of the MIPA for three officers, pursuant to the Company’s compensation plan. This adjustment also includes the estimate of $553,333 in expense related to one year of vesting of the RSU grants to those officers that pursuant to the Company’s compensation plan. Also includes $1,500,000 of expense for the shares of common stock to be issued to White Lion at closing of the MIPA in connect with the Common Stock Purchase Agreement.

(V)    Reflects a full year’s interest expense related to the issuance of the Seller Promissory Note, as the pro forma closing of the Purchase is assumed to be January 1, 2022. The Seller Promissory Note will bear interest at the greater of 12% per annum or the highest interest rate applicable to HNR financing.

(W)  Reflects the reversal of historical interest expense of Pogo.

(X)    Reflects the reversal of interest income earned on marketable securities held in the Trust Account.

(Y)    Represents the estimated income tax effect of the pro forma adjustments and calculated using the enacted applicable statutory income tax rates and the estimated income tax impact of historical Pogo results of operations being taxed under the Company’s structure as a C-Corporation.

5. Pro Forma Earnings per Share

Basic earnings per share is computed based on the historical weighted average number of shares of common stock outstanding during the period, and the issuance of additional shares in connection with the Purchase, assuming the shares were outstanding since January 1, 2022. As the Purchase is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable in connection with the Purchase have been outstanding for the entire period presented. If the maximum number of Public Shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period presented. Diluted earnings per share is computed based on the weighted average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method.

The unaudited pro forma combined financial information has been prepared assuming two alternative levels of redemption for the three months ended March 31, 2023 and for the year ended December 31, 2022:

	Pro Forma Combined
	(Assuming No Redemptions)	(Assuming 50% Redemptions)	(Assuming Maximum Redemptions)
For the Three Months Ended March 31, 2023
Pro forma net income attributable to common stockholders	$80,524	$80,524	$80,524
Pro forma net income per share attributable to common stockholders, basic and diluted	$0.01	$0.01	$0.02
Weighted average shares outstanding, basic and diluted	9,657,699	7,486,177	5,148,296
Excluded Securities:(1)
Public Warrants	8,625,000	8,625,000	8,625,000
Private Warrants	505,000	505,000	505,000

For the Year Ended December 31, 2022
Pro forma net income attributable to common stockholders	$8,717,360	$8,717,360	$8,717,360
Pro forma net income per share attributable to common stockholders, basic and diluted	$0.90	$1.18	$1.70
Weighted average shares outstanding, basic and diluted	9,639,476	7,390,952	5,142,427
Excluded Securities:(1)
Public Warrants	8,625,000	8,625,000	8,625,000
Private Warrants	505,000	505,000	505,000

____________

(1)      The potentially dilutive outstanding securities were excluded from the computation of pro forma net income per share, basic and diluted, because their effect would have been anti-dilutive, due to the exercise price of the Public Warrants and Private Warrants being greater that the average market price of the Company’s common stock.

6. Supplemental Oil and Gas Reserve Information (Unaudited)

Estimated Net Quantities of Oil and Gas Reserves

The pro forma estimates of proved oil and gas reserves and discounted future net cash flows for the Target Interests as of December 31, 2022 were prepared by William M. Cobb & Associates, Inc. Users of this information should be aware that the process of estimating quantities of proved oil and gas reserves is very complex, requiring significant subjective decisions to be made in the evaluation of available geologic, engineering, and economic data for each reservoir. The data for any given reservoir may also change substantially over time as a result of numerous factors, including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. As a result, revisions to existing reserve estimates may occur from time to time. Although every reasonable effort is made to ensure reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variance in available data for various reservoirs make estimates generally less precise than other estimates included in the statement of revenue and direct operating expenses disclosures.

The pro forma estimated proved net recoverable reserves presented below include only those quantities of oil and gas geologic and engineering data that demonstrate with reasonable certainty to be recoverable in future periods from known reservoirs under existing economic, operating and regulatory practices. Proved developed reserves represent only those reserves estimated to be recovered through existing wells. Proved undeveloped reserves include those reserves that may be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure for recompletion or secondary recovery operation is required. All of the pro forma properties’ proved reserves set forth herein are located in the Continental United States. The estimate of reserves and the standardized measure of discounted future net cash flows shown below reflect Pogo’s development plan for these properties.

The following tables set forth certain unaudited pro forma information concerning Pogo’s proved oil and gas reserves for the year ended December 31, 2022, giving effect to the Purchase as if it had occurred on January 1, 2022. The following tables provide a summary of the changes in estimated reserves for the periods presented.

	HNRA (Mboe)	Pogo (Mboe)	Pro Forma Combined (Mboe)
Proved reserves as of January 1, 2022	—	18,487	18,487
Revisions of previous estimates(1)	—	325	325
Extensions, discoveries and other additions	—	—	—
Purchases of reserves in place	—	—	—
Sales of reserves in place	—	—	—
Production	—	(473)	(473)
Proved reserves as of December 31, 2022	—	18,389	18,389
Proved developed reserves:
As of December 31, 2022	—	13,609	13,609
Proved undeveloped reserves:
As of December 31, 2022	—	4,730	4,730

Standardized Measure of Discounted Future Net Cash Flows

The pro forma standardized measure related to proved oil, gas and NGL reserves is summarized below. This summary is based on a valuation of proved reserves using discounted cash flows based on SEC pricing applicable for each year, costs and economic conditions and a 10% discount rate. The additions to proved reserves from new discoveries and extensions and the impact of changes in prices and costs associated with proved reserves could vary significantly from year to year. Accordingly, the information presented below is not an estimate of fair value and should not be considered indicative of any trends. The standardized measure of discounted future net cash flows does not include any estimated abandonment costs since such amounts are immaterial.

The pro forma standardized measure of discounted future cash flows does not purport, nor should it be interpreted to present, estimates of the fair value of the properties. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs and a discount factor more representative of the time value of money and risks inherent in reserve estimates. The following summary sets forth future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed by FASB ASC Topic 932.

Standardized Measure of Oil and Gas

	December 31, 2022
	HNRA	Pogo	Pro Forma Combined
	(in thousands)
Future cash inflows	$—	$1,680,514	$1,680,514
Future Cost
Production	—	(451,155)	(451,155)
Development	—	(94,156)	(94,156)
Future inflows before income tax	—	1,135,203	1,135,203
Future income tax expense	—	—	—
Future net cash flows	—	1,135,203	1,135,203
Discount of 10% per annum	—	(615,428)	(615,428)
Standardized measure of discounted future net cash flows	$—	$519,775	$519,775

In accordance with SEC and Financial Accounting Standards Board (“FASB”) requirements, our estimated net proved reserves and standardized measure at December 31, 2022 utilized prices (subsequently adjusted for quality and basis differentials) based on the twelve month unweighted average of the first of the month prices of West Texas Intermediate (“WTI”) oil price which equates to $93.67 per Bbl and an average Henry Hub spot gas price which equates to $6.358 per MMBtu of gas.

The following table sets forth the pro forma changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the periods indicated.

Changes in Standardized Measure

	December 31, 2022
	HNRA	Pogo	Pro Forma Combined
	(in thousands)
Standardized measure, beginning of year	$—	$307,615	$307,615
Accretion of discount	—	30,762	30,762
Net change in sales and transfer prices and in production (lifting) costs related to future production	—	176,448	176,448
Purchase of minerals in place	—	—	—
Changes in estimated future developments	—	12,948	12,948
Previously estimated development incurred during the period	—	2,100	2,100
Revision of quantity estimates	—	9,217	9,217
Net change in income taxes	—	—	—
Sales of oil and gas produced, net of production costs	—	(23,501)	(23,501)
Timing and other differences	—	4,186	4,186
Standardized measure, end of year	$—	$519,775	$519,775

THE PARTIES TO THE PURCHASE

HNR Acquisition Corp

HNR Acquisition Corp, a Delaware corporation, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Prior to executing the MIPA, the Company’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations.

HNRA’s Common Stock and HNRA’s Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

HNRA’s principal executive offices are located at 3320 Kirby Drive, Suite 1200, Houston, Texas 77098, and its telephone number is (713) 814-4657. HNRA’s website address is www.HNRAminerals.com. The information provided on HNRA’s website is not part of this Proxy Statement and is not incorporated by reference in this Proxy Statement by this or any other reference to our website in this Proxy Statement.

Additional information about HNRA is contained in its public filings, which are incorporated by reference in this Proxy Statement. See the section entitled “Where You Can Find More Information” for more information.

Pogo Resources, LLC

Pogo Resources, LLC is a Texas limited liability company. Pogo’s principal executive offices are located at 1401 Lawrence St, Suite 1750, Denver, Colorado 802202 and its telephone number at that address is 720-640-7620.

CIC Pogo LP

CIC Pogo LP is a Delaware limited partnership. CIC’s principal executive offices are located at 3879 Maple Avenue, Suite 400, Dallas, Texas 75219 and its telephone number at that address is 214-871-6812.

Pogo Resources Management, LLC

Pogo Resources Management, LLC is a Texas limited liability company. Pogo Management’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

DenCo Resources, LLC

DenCo Resources, LLC is a Texas limited liability company. DenCo’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

4400 Holdings, LLC

4400 Holdings, LLC is a Texas limited liability company. 4400’s principal executive offices are located at 4809 Cole Ave Suite 200 Dallas, Texas 75205 and its telephone number at that address is 214-526-9701.

HNRAC Sponsors LLC

HNRAC Sponsors LLC is a Delaware limited liability company. HNRAC Sponsors LLC’s principal executive offices are located at 3320 Kirby Drive, Suite 1200, Houston, Texas 77098, and its telephone number is 713-814-4657.

SPECIAL MEETING OF THE HNRA STOCKHOLDERS

General

HNRA is furnishing this Proxy Statement to its stockholders as part of the solicitation of proxies by the HNRA board of directors for use at the Special Meeting to be held on [            ], 2023, and at any adjournments or postponements thereof. This Proxy Statement is first being furnished to HNRA’s stockholders on or about [            ], 2023 in connection with the vote on the Proposals described in this Proxy Statement. This Proxy Statement provides HNRA’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held via live webcast at [            ], to consider and vote upon the Proposals to be put to the HNRA stockholders at the Special Meeting, including, if necessary, the Adjournment Proposal. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [            ]. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. HNRA stockholders will be able to log in beginning at [            ]. To attend the Special Meeting, go to [            ] and enter the 16-digit control number included on your proxy card or notice of the meeting to log in up to 15 minutes prior to the start time of the meeting. No registration is required. We encourage HNRA stockholders to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio.

Purpose of the Special Meeting

At the Special Meeting, HNRA is asking holders of shares of SPAC Common Stock to vote on proposals to:

Proposal No. 1: The Purchase Proposal — to approve and adopt the MIPA and the Purchase;

Proposal No. 2: The Incentive Plan Proposal — to approve and adopt the Incentive Plan, a copy of which is attached to this Proxy Statement as Annex B; and

Proposal No. 3: The Adjournment Proposal — to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals.

Other Business

HNRA’s bylaws provide that at a special meeting of stockholders, the business discussed must be specified in the notice of meeting. As such, at the Special Meeting, no matters may come before the stockholders other than the Proposals presented in this Proxy Statement.

Recommendation of the HNRA Board of Directors

HNRA’s board of directors believes that each of the Purchase Proposal, the Incentive Plan Proposal, and the Stockholder Adjournment Proposal is in the best interests of HNRA and its stockholders and recommends that its stockholders vote “FOR” each of the proposals to be presented at the special meeting.

Record Date; Who is Entitled to Vote

HNRA stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of SPAC Common Stock at the close of business on [            ], 2023, which is the Record Date for the Special Meeting. HNRA stockholders will have one vote for each share of SPAC Common Stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. SPAC Warrants do not have voting rights. On the Record Date, there were [            ] shares of SPAC Common Stock outstanding.

Quorum

A quorum of HNRA stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Special Meeting) or by proxy of shares of outstanding SPAC Common Stock representing a majority of the voting power of all outstanding shares of SPAC Common Stock entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, [            ] shares of SPAC Common Stock would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each proposal in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If a HNRA stockholder fails to return a proxy card or fails to instruct a bank, broker or other nominee how to vote, and does not attend the Special Meeting in person (which includes presence virtually at the Special Meeting), then the stockholder’s shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. Under the rules of various national and regional securities exchanges, banks, brokers or other nominees do not have discretionary authority to vote on any of the proposals in this Proxy Statement because they are all non-discretionary proposals. If a valid quorum is established, any such failure to vote or to provide voting instructions will have the same effect as a vote “AGAINST” on Proposal 1 — The Purchase Proposal but will have no effect on the outcome of any other proposal in this Proxy Statement.

Abstentions will be counted in connection with the determination of whether a valid quorum is established, but their effect on the Proposals differ as follows:

•        An abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal.

•        In contrast, an abstention will have the same effect as a vote “AGAINST” on the Purchase Proposal.

Vote Required for Approval

The following votes are required for each Proposal at the Special Meeting:

•        The Purchase Proposal:    Approval of the Purchase Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Incentive Plan Proposal:    Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

•        The Adjournment Proposal:    Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class.

Voting Your Shares

Each share of SPAC Common Stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of SPAC Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are two ways to vote your shares of SPAC Common Stock at the Special Meeting.

•        You Can Vote by Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the HNRA Board: “FOR” the Purchase Proposal, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Special Meeting will not be counted.

•        You Can Attend the Special Meeting and Vote in Person (Which Includes Presence Virtually at the Special Meeting).    We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at [            ], in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.

Revoking Your Proxy

If you are a HNRA stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify David M. Smith, HNRA’s General Counsel, in writing before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Special Meeting), as indicated above.

Questions

During the live question and answer portion of the Special Meeting, HNRA stockholders may submit questions, which will be answered as they come in, as time permits. If you wish to submit a question, you may do so by logging in to the virtual Special Meeting platform on the Special Meeting website, typing your question into the “Ask a Question” field and clicking “Submit.” Only questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions relevant to Special Meeting matters that HNRA does not have time to answer during the Special Meeting will be posted to HNRA’s website following the Special Meeting.

Technical Support

HNRA will have technicians ready to assist HNRA stockholders with any technical difficulties they may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a HNRA stockholder and have any questions about how to vote or direct a vote in respect of your shares of SPAC Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Special Meeting and the Proxy Statement are available at [            ].

Vote of HNRA Sponsor, Directors and Officers

HNRA’s Sponsor, officers and directors have agreed to vote all of their SPAC Common Stock and any Public Shares acquired by them in favor of the Purchase Proposal and the other proposals described in this Proxy Statement. As a result, HNRA would not need any additional votes in favor of such proposals in order to have the Purchase approved. HNRA’s issued and outstanding warrants do not have voting rights at the special meeting of stockholders.

Appraisal Rights

Neither HNRA stockholders nor holders of SPAC Warrants have appraisal rights in connection with the Purchase under the DGCL.

Proxy Solicitation Costs

HNRA is soliciting proxies on behalf of the HNRA Board. This solicitation is being made by mail but also may be made by telephone or in person. HNRA and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. HNRA will bear the cost of the solicitation.

HNRA has hired Advantage Proxy, Inc. to assist in the proxy solicitation process. HNRA will pay that firm a fee of $[            ] plus disbursements.

HNRA will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. HNRA will reimburse them for their reasonable expenses.

Material U.S. Federal Income Tax Consequences of the Exercise of Redemptions to HNRA Stockholders

The following is a discussion of the material U.S. federal income tax consequences of the election by the holders of SPAC Common Stock to redeem for cash their shares of SPAC Common Stock.

This discussion applies only to SPAC Common Stock held as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their individual circumstances (including consequences under the alternative minimum tax or net investment income tax) and does not address state, local, non-U.S. or other tax laws (such as estate or gift tax laws). This discussion also does not address:

•        banks or other financial institutions, underwriters, or insurance companies;

•        traders in securities who elect to apply a mark-to-market method of accounting;

•        real estate investment trusts and regulated investment companies;

•        controlled foreign corporations or passive foreign investment companies;

•        tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•        expatriates or former long-term residents of the United States;

•        subchapter S corporations, partnerships or other pass-through entities or investors in any such entities;

•        dealers or traders in securities, commodities or currencies;

•        grantor trusts;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        persons who received shares of SPAC Common Stock through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•        persons required under Section 451(b) of the Code (defined below) to conform to the timing of income accruals with respect to the SPAC Common Stock;

•        persons who own (directly or through attribution) 5% or more (by vote or value) of the outstanding shares of SPAC Common Stock; or

•        persons holding SPAC securities, as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds SPAC Common Stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of redeeming their shares of SPAC Common Stock for cash.

This discussion is based on the tax laws of the United States, including the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as of the date hereof and all subject to change at any time, possibly with retroactive effect.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

This section applies to you if you are a U.S. Holder. For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of SPAC Common Stock that is, for U.S. federal income tax purposes:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Exercise of Redemption Rights

In the event that a U.S. Holder elects to redeem its SPAC Common Stock for cash as described in the redemption provisions herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the SPAC Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of the SPAC Common Stock, the U.S. Holder will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of SPAC Common Stock” below. If the redemption does not qualify as a sale of the SPAC Common Stock, the U.S. Holder will be treated as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of SPAC Common Stock treated as held by the U.S. Holder (including any SPAC Common Stock constructively owned by the U.S. Holder as a result of owning SPAC Warrants) relative to all of the shares of SPAC Common Stock outstanding both before and after the redemption. The redemption of SPAC Common Stock generally will be treated as a sale of the SPAC Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in SPAC or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only SPAC Common Stock actually owned by the U.S. Holder, but also shares of SPAC Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include SPAC Common Stock which could be acquired pursuant to the exercise of the SPAC Warrants. In order to meet the substantially disproportionate test, the percentage of SPAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of the SPAC Common Stock must, among other requirements, be less than 80% of the percentage of SPAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the SPAC Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the SPAC Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other SPAC Common Stock. The redemption of the SPAC Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in SPAC. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in SPAC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed SPAC Common Stock will be added to the U.S. Holder’s adjusted tax basis in its remaining SPAC Common Stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its SPAC Warrants or possibly in other SPAC Common Stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of SPAC Common Stock

If the redemption qualifies as a sale of SPAC Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the SPAC Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its SPAC Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its SPAC Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a SPAC Unit allocated to a share of SPAC Common Stock or the purchase price of a share of SPAC Common Stock purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of SPAC Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from SPAC’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in SPAC Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the SPAC Common Stock and will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of SPAC Common Stock.” Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied, subject to the “extraordinary dividend” provisions of the Code (which could cause a reduction in the tax basis of such corporate U.S. Holder’s SPAC Common Stock and increase the amount of gain or decrease the amount of loss recognized by such U.S. Holder in connection with a disposition of its shares). With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to redemptions from U.S. Holders of SPAC Common Stock. Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a credit against a holder’s U.S. federal income tax liability, and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

This section applies to you if you are a Non-U.S. Holder. For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of SPAC Common Stock that is neither a U.S. Holder nor a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes, including:

•        a nonresident alien individual, other than certain former citizens and residents of the United States;

•        a foreign corporation; or

•        a foreign estate or trust.

Exercise of Redemption Rights

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s SPAC Common Stock as described in the redemption provisions herein generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s SPAC Common Stock, as described under “— U.S. Holders — Exercise of Redemption Rights”.

Gain or Loss on Redemption Treated as a Sale of SPAC Common Stock

If the redemption qualifies as a sale of SPAC Common Stock, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its SPAC Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if provided by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        SPAC is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held SPAC Common Stock, and, in the case where shares of SPAC Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of SPAC Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of SPAC Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of SPAC Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions to a Non-U.S. Holder of SPAC Common Stock, to the extent paid out of SPAC’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (or, if provided by an applicable income tax treaty, are not attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), SPAC will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of SPAC Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the SPAC Common Stock, which will be treated as described under “— Non-U.S. Holders — Gain or Loss on Redemption Treated as a Sale of SPAC Common Stock.”

Dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if provided by an applicable income tax treaty, are attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder) generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to redemptions from Non-U.S. Holders of SPAC Common Stock. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid backup withholding as well.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a credit against a holder’s U.S. federal income tax liability, and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

FATCA

Sections 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose U.S. federal withholding tax of 30% on certain withholdable payments to a “foreign financial institution” (as defined in the Code) (an “FFI”) unless the FFI (1) enters into an agreement with the IRS (or is subject to an applicable intergovernmental agreement) to withhold on certain payments and to collect and provide to the IRS (or local revenue authorities, as required under an applicable intergovernmental agreement) information regarding United States persons who hold accounts with the FFI and its affiliates (including certain foreign entities owned by United States persons), and (2) provides the payor with a properly completed IRS Form W-8BEN-E to document its status or the FFI otherwise qualifies for an exemption. This IRS Form W-8BEN-E must include the FFI’s Global Intermediary Identification Number, which is obtained by registering with the IRS. FATCA may also impose a 30% withholding tax on withholdable payments to a “non-financial foreign entity” (as defined in the Code) unless the entity provides the withholding agent with a properly completed IRS Form W-8BEN-E certifying that it does not have any “substantial United States owners” (as defined in the Code) or identifying its direct and indirect substantial United States owners or the entity otherwise qualifies for an exemption.

For purposes of FATCA, “withholdable payments” generally include U.S.-source payments otherwise subject to non-resident withholding tax (e.g., U.S. source interest or U.S. source dividends, such as dividends on SPAC Common Stock), and, subject to the proposed Treasury regulations discussed below, payments of gross proceeds from the sale or other disposition of any property of a type that can produce U.S. source interest or dividends (e.g., redemptions of stock treated a sale or exchange of such stock), even if the payment would otherwise not be subject to U.S. non-resident withholding tax (e.g., because it is capital gain).

While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of property, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may (but are not required to) rely on these proposed Treasury regulations until final Treasury regulations are issued. Redeeming Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible application of FATCA to redemptions of SPAC Common Stock.

PROPOSAL NO. 1 — THE PURCHASE PROPOSAL

As discussed in this Proxy Statement, HNRA stockholders are being asked to consider and vote on the Purchase Proposal. You should read carefully this Proxy Statement in its entirety for more detailed information concerning the Purchase. In particular, you are directed to the MIPA, which is attached as Annex A to this Proxy Statement.

THE MIPA

Capitalized terms not defined in this section shall have the meanings assigned to them in the MIPA.

The following is a summary of the material terms of the MIPA. The provisions of the MIPA are extensive and not easily summarized. The following summary is qualified in its entirety by reference to the MIPA, a copy of which is attached to this Proxy Statement as Annex A and is incorporated into this Proxy Statement by reference. You should read carefully the MIPA in its entirety because it, and not this Proxy Statement, is the legal document that governs the terms of the Purchase.

The MIPA contains representations and warranties by each of the parties to the MIPA (each referred to individually as a “party” and collectively as the “parties”). The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the MIPA. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached MIPA. Accordingly, you should keep in mind that the representations and warranties are modified in part by the underlying disclosure schedules. The disclosure schedules contain information that has been included in HNRA’s prior public disclosures, as well as additional information, some of which may be non-public. Information concerning the subject matter of the representations and warranties may have also changed since the date of the MIPA, and all of this information may or may not be fully reflected in HNRA’s public disclosures. Accordingly, the representations, warranties and covenants in the MIPA and the description of them in this Proxy Statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings of HNRA filed with the SEC.

The Purchase

On December 27, 2022, HNR Acquisition Corp, a Delaware corporation (the “Company”), entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”). As used herein, the “Effective Time” means 12:01 a.m. on the first day of the calendar month that is four (4) months prior to the calendar month of the Closing Date.

The purchase price (the “Base Purchase Price”) for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001 (“SPAC Common Stock”), valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA.

Conditions to Closing

The obligation of Seller to consummate the transactions contemplated by the MIPA are subject, at the option of Seller, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of the Company, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by the Company, except for such covenants and agreements for which the nonperformance or nonobservance does not or would not be reasonably expected to have a material adverse effect; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief; (iv) execution and delivery of certain agreements, including the registration rights agreement and the board observer agreement, by the Company; (v) the aggregate amount of all valid title defects asserted by the Company do not exceed an amount equal to 20% of the Base Purchase Price; (vi) the Company will be ready, willing, and able to pay the Cash Consideration to Seller (with at least $85,000,000 payable in cash and no more than $15,000,000 subject to payment through the terms of the Seller Promissory Note) and issue the Share Consideration to Seller; (vii) the Share Consideration will have been approved for listing on the NYSE American, Nasdaq or another nationally recognized securities exchange listing mutually agreed by the Parties, subject only to official notice of issuance thereof; (viii) any waiting period applicable to the transactions contemplated by the MIPA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) will have been terminated or have expired; and (ix) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting.

The obligations of the Company to consummate the transactions contemplated by the MIPA are subject, at the option of the Company, to the satisfaction on or prior to Closing of certain conditions, including: (i) the accuracy of certain representations and warranties of Seller, except for such breaches, if any, as would not have a material adverse effect; (ii) the performance and observance of all covenants and agreements to be performed or performed by Seller in all material aspects; (iii) no proceeding by a third party (including any governmental body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by the MIPA will be pending before any governmental body or have resulted in an injunction, order, or award that grants such relief, with certain exceptions; (iv) execution and delivery of certain transaction documents and financial statements by Seller; (v) any waiting period applicable to the transactions contemplated by the MIPA under the HSR Act will have been terminated or shall have expired; (vi) the transactions contemplated by the MIPA will have been approved by the Company’s stockholders at a special meeting; (vii) the Minimum Cash Amount plus the principal amount of the Seller Promissory Note will equal a total amount of $100,000,000; (viii) the Company will not have redeemed shares of SPAC Common Stock in an amount that would cause the Company to have less than $5,000,001 of net tangible assets; (ix) No material adverse effect will have occurred between the date of the MIPA and the date of closing (the “Closing Date”) with respect to the Target; (x) the aggregate amount of all valid title defects will not exceed an amount equal to 20% of the Base Purchase Price; and (xi) the Company’s common stock will have listed, and will have been approved for continued listing, on the NYSE American, Nasdaq or another nationally recognized securities exchange mutually agreed by the Parties.

Representations, Warranties and Covenants

The MIPA contains customary representations, warranties and covenants of the Company, Target and Seller.

Termination

The MIPA may be terminated (i) at any time prior to Closing by the mutual prior written consent of Seller and the Company; (ii) by Seller or the Company if Closing has not occurred on or before March 31, 2023 (the “Outside Date”); provided, that if the proxy statement is in definitive form and has been mailed to the Company’s stockholders of record prior to March 31, 2023 and a special meeting of the Company’s stockholders is scheduled to be held on or prior to April 15, 2023, then the Outside Date will be extended to April 30, 2023; (iii) by the Company, if all conditions to Seller’s obligation to proceed with Closing have been satisfied or waived by the Company but Seller has refused to close; (iv) by Seller or the Company if, after the final adjournment of the special meeting of the Company’s stockholders at which a vote of the Company’s stockholders has been taken in accordance with the MIPA, the Company’s stockholder approval has not been obtained; (v) by Seller, if (1) the Closing has not occurred on or before February 14, 2023 and Sponsor has not effected the extension of time allowed for the SPAC (the “SPAC Extension”) to consummate a purchase (on February 8, 2023, the Company effected a SPAC Extension of 3 months until May 15, 2023, on May 11, 2023, the Company effected a SPAC Extension until June 15, 2023, and on June 9, 2023, the Company effected a SPAC Extension until July 15, 2023); (2) the Company has not obtained aggregate binding commitments of at least $60,000,000.00 in the form of debt, equity or other additional sources of capital from reputable lenders or financing providers, and in a form reasonably satisfactory to Seller and presented copies of such commitments to Seller on or before December 31, 2022; or (3) the Company delivers a notice with respect to the determination that the minimum cash amount will not be satisfied; (vi) by the Company, on or prior to the date that Sponsor or the Company effects the SPAC Extension, if the Target or

Seller does not deliver the financial statements required for the proxy statement on or prior to February 7, 2023; (vii) by either party if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the other party set forth in the MIPA will have occurred that would cause any of the conditions to closing to not to be satisfied, and is incapable of being cured by the Outside Date or, if curable, is not cured by the breaching party within thirty (30) days of receipt by the breaching party of written notice of such breach or failure (or, if the Outside Date is less than thirty (30) days from the date of receipt of such notice, by the Outside Date); by Seller, if all conditions to the Company’s obligation to proceed with Closing have been satisfied or waived by Seller (other than those conditions that, by their nature, are to be satisfied at Closing) but the Company has refused to close. However, we expect to enter into an amendment to the MIPA that provides for an Outside Date of July 31, 2023 and a minimum binding commitment amount of $40,000,000. The Company enjoys a positive working relationship with the Seller, where we have weekly conversations on the performance of Pogo, transition details of changing ownership of Pogo from the Seller to the Company and regular updates on the Company’s progress to obtain all financial instruments and necessary approvals to consummate the Purchase.

If the MIPA is validly terminated, the transactions contemplated therein will become void and of no further force or effect without any further action of or liability to indemnitees (absent fraud, or any willful and material breach of the MIPA by a party hereto), and following such termination, Seller will be free immediately to enjoy all rights of ownership of the Target Interests and to sell, transfer, encumber, or otherwise dispose of the Target Interests to any Person without any restriction under this Agreement.

SPAC Stockholder Support Agreement

Concurrently with the execution of the MIPA, the Company entered into a SPAC Stockholder Support Agreement with certain of the holders of the Company’s common stock and warrants (each, a “SPAC Stockholder”), pursuant to which, among other things, (i) each SPAC Stockholder agrees not to, exercise redemption rights or otherwise elect to redeem, tender or submit for redemption any securities pursuant to or in connection with the transactions contemplated by the MIPA, and waives any redemption rights; (ii) agrees unconditionally and irrevocably to vote in favor of the transactions contemplated by the MIPA at a special meeting of the Company’s stockholders and in favor of any other proposals set forth in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the transactions contemplated by the MIPA, and against any transaction, proposal, agreement or action made in competition or inconsistent with the transactions or matters contemplated by the MIPA. The SPAC Stockholders’ aggregate voting power is 3,006,250 shares of SPAC Common Stock, which is equal to approximately 24.6% of the total outstanding shares of the Company post-Purchase (assuming no redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued) and approximately 38.9% the total outstanding shares of the Company post-Purchase (assuming maximum redemptions and assuming 505,000 shares of SPA Common Stock underlying 505,000 private placement units have been issued). The SPAC Stockholders received no consideration in return for entering into the SPAC Stockholder Support Agreement.

Promissory Note

To the extent the minimum cash amount is less than $100,000,000, the Seller may issue a promissory note to, and payable by the Company, in an amount equal to the lesser of (i) the difference between $100,000,000 and the minimum cash amount and (ii) $15,000,000, providing for a maturity date that will be six (6) months from the Closing Date, bearing an interest rate equal to the greater of 12% per annum and the highest interest rate applicable to the Company financing, and with no penalty for prepayment; provided, that if the Promissory Note is not repaid in full on or prior to its stated maturity date, the Company will owe interest equal to the lesser of 18% per annum and the highest amount permissible under law, compounded monthly.

Until the obligations under the Promissory Note are repaid in full, the Company (1) shall conduct the business of Pogo and its Subsidiaries in the ordinary course, consistent with past practice during the nine (9) months prior to the closing the transactions contemplated by the MIPA; (2) will not (i) transfer, sell, hypothecate, encumber, dispose of any material assets of Target or its subsidiaries unless, following such transfer or sale of assets the proceeds received by the Company or Target are used to repay 100% of the obligations owed under the Promissory Note or (ii) acquire any material assets outside of the ordinary course of business; (3) use any proceeds the Company, Target or any of their respective subsidiaries raised in connection with the issuance of any equity or debt securities to repay (whether full or in part) the accrued and outstanding obligations under the Promissory Note.

Registration Rights Agreement

At Closing, the Company and the Seller will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide Seller with certain registration rights with respect to the Share Consideration, as defined in the MIPA, including filing with the SEC an initial Registration Statement on Form S-1 covering the resale by the Seller of the Share Consideration so as to permit their resale under Rule 415 under the Securities Act, no later than thirty (30) days following the Closing, use its commercially reasonable efforts to have the initial Registration Statement declared effective by the SEC as soon as reasonably practicable following the filing thereof with the SEC and use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 as promptly as practicable after the Company is eligible to use a Form S-3 Shelf.

In certain circumstances, the Seller can demand the Company’s assistance with underwritten offerings, and the Seller will be entitled to certain piggyback registration rights.

Background of the Purchase

The terms of the Purchase are the result of negotiations between representatives of HNRA and Pogo. The following is a brief description of the background of these negotiations and the resulting Purchase.

HNRA is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Prior to executing the MIPA, HNRA’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations. The Purchase is the result of an extensive search for a potential business combination using the investing and operating experience of HNRA’s Board and management team. The terms of the Purchase are the result of arm’s-length negotiations between representatives of HNRA and Pogo. The following is a brief discussion of the background of these negotiations, the Purchase, and related transactions.

On February 15, 2022, the Company consummated its initial public offering (“IPO”) of 8,625,000 of its public units (“Public Units”). Each Public Unit consists of one share of common stock, $0.0001 par value per share (“SPAC Common Stock”), and one warrant (“SPAC Warrant”), with each SPAC Warrant entitling the holder to purchase three quarters of one share of SPAC Common Stock at a price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 505,000 private units (“Private Units,” and together with Public Units, “SPAC Units”) at a price of $10.00 per Private Unit, generating total proceeds of $5,050,000, to HNRAC Sponsors LLC, the Company’s sponsor. The Private Units are identical to the Public Units sold in the IPO, except that the Private Units cannot be transferred except to certain permitted transferees until 30 days after the completion of our initial business combination and holders of Private Units (and their constituent securities) are entitled to registration rights.

Of the proceeds received from the consummation of the IPO, $86,250,000 (or $10.00 per unit sold in the public offering) was placed in the Trust Account.

Prior to the closing of the IPO, neither HNRA, nor anyone on its behalf, had selected any business combination target or initiated any substantive discussions, directly or indirectly, with respect to identifying any business combination target.

After the IPO, HNRA’s officers and directors commenced an active search for prospective businesses or assets to acquire in the initial business combination.

On February 2, 2022, HNRA began holding weekly acquisition target review calls. HNRA began by identifying 20 targets which was reduced down to 9 target candidates. The initial targets were identified by HNRA’s directors and Dante Caravaggio (an outside consultant) through their contacts and with very broad search criteria. HNRA’s board of directors narrowed the list by taking a deep dive into each of the potential targets, including reviewing financials that were provided, speaking to management, and reviewing the potential target as compared to the market. Through this process, potential targets were eliminated due to reasons such as: unsatisfactory EBITDA, too high of a valuation, lack of desire to sell, failure to provide adequate information to HNR, failure to agree on fundamental elements of a purchase agreement, or due to a potential target’s preferred deal structure (i.e. all cash). Based on these factors that appeared early in the process, a reduced list was created, which contained 2

California operating oil and gas companies, one midstream company, 3 oil pipeline constructors, 1 solar company, 2 engineering companies, and 1 chemicals producer. Many of these firms are still on the market and remain confidential, so they are referred to herein anonymously.

In March of 2022, the HNRA team was introduced to Prospect 1, a 7000 BOPD producer in California, potentially valued at $300,000,000. On March 25, 2022, HNRA spoke to Prospect 1’s advisor, Petrie. HNRA was granted a sole source negotiating position but HNRA could not satisfy the seller that HNRA had adequate financing. Over the 3 months following that introduction, HNRA conducted due diligence, interviewed personnel, and made an offer through a proposed letter of intent, but never came to agreed-upon terms. HNRA and Prospect 1 reached an impasse in negotiations in Mid-June 2022.

On March 24, 2022, HNRA was introduced to Stifel, the advisor to PLH Group, an integrated mechanical and electrical construction company potentially valued between $450,000,000 and $600,000,000. Over the following 2 months, HNRA reviewed financials, interviewed staff and made an offer, which was ultimately rejected resulting in an impasse in negotiations.

On April 7, 2022, HNRA was introduced to Prospect 3, an Engineering Company in Houston focused on Hydrocarbons. Over the following month, HNRA reviewed Prospect 3’s financials, made Prospect 3 an offer, and a counter offer, but ultimately did not reach an agreement with Prospect 3. HNRA resulting in an impasse in negotiations.

On April 13, 2022, HNRA was introduced by Houlihan Lokey to Warren Resources, a California producer potentially valued at $100,000,000. Over the following month, HNRA reviewed Warren Resources’ financials and made an offer through a proposed letter of intent to purchase that was ultimately rejected resulting in an impasse in negotiations.

On May 9, 2022, Bank of Oklahoma Securities introduced HNRA to Prospect 5, a Texas oil producer from a prolific formation, producing 1700 BOPD equivalent. HNRA was in a sole source negotiating position and entered into a non-binding letter of intent to purchase Prospect 5. Prospect 5 was a Texas property that required $6MM per well to drill and frack. Ultimately, HNRA could not agree on a definitive purchase agreement due to differences concerning cash amounts required to close by Prospect 5. Due diligence and negotiations commenced and continued for 3 months following introduction, but HNRA ultimately reached an impasse in negotiations with Prospect 5.

On May 18, 2022, HNRA was introduced to Prospect 6, a Houston-based Engineering firm of 160 professionals. HNRA representatives met with Prospect 6’s team and ultimately decided not to pursue a transaction with Prospect 6 because HNRA felt Prospect 6’s earnings were inadequate.

On June 1, 2022, HNRA was introduced by Seaport to Valkyrie Offshore Oil Producers. Over the following month, HNRA sought methods to finance a purchase of their assets potentially valued at $600,000,000 but was unable to do so. HNRA and Valkyrie Offshore Oil producers reached impasse in negotiations roughly 30 days following their introduction.

On June 6, 2022, HNRA met with the owner of Shuler Industries to determine if HNRA could be used as a vehicle to take some of its companies public. HNRA and Shuler Industries ultimately reached impasse in negotiations and a transaction was not pursued.

On June 27, 2022, HNRA was introduced to Prospect 9, a Houston-based chemicals company with $100,000,000 in annual revenues. HNRA and Prospect 9 reached an impasse in negotiations on August 9, 2022.

On August 18, 2022, HNRA was introduced to Pogo through a meeting in California with Chris Cowan of CIC Partners. Mr. Cowan and HNRA discussed the assets of CIC Partners, including the introduction of the basic information of LH Operating, including information on the size and location of wells, cash flow from legacy wells and waterflood patterns, and PDNP and PUD patterns. The initial proposal from CIC Partners was $130 million in cash for 100% of LH Operating. HNRA requested access to Pogo’s financials and a data room containing information related to Pogo following the meeting.

On September 8, 2022, Pogo’s consultant, Anderson King, provided initial information regarding valuation of Pogo’s assets and discussions were had regarding purchase price.

On September 10, 2022, further discussions were had between HNRA and Anderson King regarding purchase price and how consideration would be paid.

On September 12, 2022, HNRA and Pogo entered into a confidentiality agreement for the potential acquisition of Pogo, and HNRA was provided a teaser presentation thereafter. The confidentiality agreement did not contain any DADW standstill provisions.

On September 12, 2022, Pogo gave HNRA access to their virtual data room containing information regarding Pogo, and HNRA began review of the documents contained therein, including land and legal documentation, accounting and commercial models, reserves reports and economics (including third-party reserve and economic reports provided by William Cobb & Associates), reserves support of Seven R (7R) reservoir, and documents regarding geology, operations, marketing, and more.

Over the following week, HNRA diligently reviewed all of the information contained in the virtual data room and began drafting a non-binding proposal to acquire Pogo. Included as a part of the HNRA diligence team were a geologist and petroleum engineers.

On September 13, 2022, HNRA’s management team and the entire board of directors attended a virtual meeting with LH Operating’s management team and their advisers to thoroughly review material information regarding LH Operating and to ask questions.

On September 13, 2022, HNRA was approached by Fortify, owned by Arena, with respect to Fortify using HNRA as a vehicle to go public. Impasse was reached approximately 30 days later.

On September 14, 2022, the HNRA diligence team provided an extensive review of the information located in the virtual data room to the HNRA board of directors, and the board of directors approved the Company to begin drafting and negotiating a letter of intent. That evening, the HNRA board of directors revised a draft of the letter of intent and approved the material terms, which included: a purchase price of $120 million dollars for purchase of 100% of the equity of LH Operating, with $100 million of the purchase price consisting of cash and $20 million to be paid in the form of unregistered stock of HNRA issued to Seller valued at $10 per share; and a deposit of 500,000 shares of HNRA into escrow by Seller for 12 months post-closing to cover claims for indemnification.

On September 20, 2022, a letter of intent was executed by HNRA and LH Operating with regard to the acquisition of Pogo containing the material terms listed above in the initial draft of the letter of intent.

Over the following days, HNRA began discussions regarding the terms and conditions pertinent to a definitive agreement to acquire Pogo.

On September 23, 2022, HNRA was approached by Litgo, a law firm, with respect to Litgo using HNRA as a vehicle to go public. After careful consideration, HNRA rejected this option as Litgo was not energy related, nor did it have a track record of consistent earnings.

On September 25, 2022, Donald Orr asked an outside consultant to review and make recommendations regarding current commodity prices to use for HNRA’s own reserve report.

Over the following week, Donald Orr prepared a management presentation for in-house review of Pogo.

During October, 2022, HNRA continued to review Pogo diligence materials, including, but not limited to, lease operating statements, historical CAPEX, and third-party reserve reports prepared by William Cobb & Associates.

On October 6, 2022, Pogo’s legal counsel delivered a first draft of the MIPA to HNRA.

Between October 15, 2022 and October 31, 2022, HNRA explored options to finance the purchase of Pogo with several banks, including an equity line of credit provided by White Lion.

On October 17, 2022, HNRA’s counsel and Pogo’s counsel had an initial discussion regarding the initial draft MIPA and to discuss basic deal terms and structure.

On October 25, 2022, HNRA and its counsel provided responsive comments to the MIPA to Pogo, with the primary issues involving minimum cash amount for closing and indemnification for fundamental representations.

On October 25, 2022, HNRA engaged RSI & Associates, Inc. to prepare an opinion as to whether the consideration to be paid by HNRA pursuant to the MIPA was fair, from a financial point of view, to HNRA and its shareholders.

On November 4, 2022, HNRA, with counsel, and Pogo, with counsel, conferred regarding scenarios in event of redemptions of HNRA stock and HNRA’s potential avenues to raise additional capital.

On November 10, 2022, Pogo’s counsel sent an updated MIPA to HNRA, the primary changes, among others, included: a change in structure to purchase 100% of Pogo Resources, LLC (the parent of LH Operating, LLC) instead of LH Operating, LLC, addition of a condition precedent for HNRA to achieve binding commitments for additional capital by a particular date, changes to the outside date for termination, additional disclaimers of certain representations and warranties, and addition of a requirement for HNRA to acquire tail insurance policies.

On December 2, 2022, HNRA’s counsel sent a revised MIPA to Pogo, the primary changes, among others, included: additionf that the federal tax treatment would be as an asset sale, introduction of a concept for Pogo to have a minimum amount of cash on hand at closing, introduction of a promissory note as a part of consideration for the purchase, removal of Pogo’s ability to update disclosure schedules post-signing, change of choice of law to Delaware, introduction of a double materiality scrape, and continued discussion regarding tail insurance, disclaimers of certain breaches, indemnification recovery, and type of acceptable binding cash commitment facilities.

On December 6, HNRA conducted a due diligence trip to the Pogo property in Eddy Co., New Mexico. HNRA toured the property, including its wells and facilities.

On December 7, 2022, Pogo’s counsel sent an updated MIPA, the primary changes, among others, included: removal of requirement for Pogo to deliver a minimum level of cash at closing, finding resolution regarding amendment of disclosure schedules, revision to a single materiality scrape, change of choice of law to Texas, and continued discussion regarding tail insurance, disclaimers of certain breaches, indemnification recovery, and type of acceptable binding cash commitment facilities.

On December 8 and 9, 2022, business principals and counsel for both Pogo and HNRA met in person in Dallas, Texas to discuss all outstanding issues

On December 10, 2022, Pogo’s counsel delivered an initial draft of the SPAC Stockholder Agreement to HNRA.

On December 12, 2022, Pogo’s counsel sent an updated draft MIPA incorporating the discussions had on December 8 and 9, 2022, including, among other things: that Pogo would coordinate in good faith with their auditors to ensure that financial statements needed for public filings would be disclosed and would comply with regulation S-X, an added obligation of HNRA that the Sponsor shall make all SPAC extensions, an added obligation of HNRA that shares of HNRA would remain listed on NYSE American as a condition to close, a change to the date for termination to March 31, 2023, that a condition of closing would be at least 60 million commitments from reputable lenders, and choice of law to be Texas.

Minimal comments were traded via email and teleconference following this draft, and on December 16, 2022, the parties agreed to all material terms of the MIPA.

On December 16, 2022, HNRA’s counsel delivered initial drafts of certain ancillary documents, including the registration rights agreement and the seller promissory note. HNRA’s counsel also delivered minor comments to the SPAC Stockholder Agreement to list the appropriate parties, but otherwise agreed upon the draft SPAC Stockholder Agreement.

On December 27, 2022, the parties agreed to the forms of all agreements.

On December 30, 2022, the MIPA was executed by the parties thereto.

On January 30, 2023, HNRA and CIC Partners met in Dallas at CIC Partners’ office to discuss potentially financing the Purchase by use of a Term Over Riding Royalty to cover any shortfall of the cash at close required by the MIPA, which, if agreed upon, will complete the financing requirements to close the MIPA and the Purchase.

On February 8, 2023, HNRA’s Sponsor designee deposited into $862,500 into the trust account, representing $0.10 per public share of HNRA Common Stock, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from February 15, 2023 to May 15, 2023.

On February 9, 2023, RSI & Associates, Inc. delivered its opinion to HNRA that, as of February 9, 2023, the consideration to be paid by HNRA pursuant to the MIPA is fair, from a financial point of view, to HNRA.

On May 11, 2023, HNRA’s Sponsor designee deposited $120,000 into the trust account, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from May 15, 2023 to June 15, 2023.

On June 9, 2023, HNRA’s Sponsor designee deposited $120,000 into the trust account, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from June 15, 2023 to July 15, 2023.

HNRA’s Board’s Reasons for the Approval of the Purchase

In reaching its unanimous decision to approve the Purchase and the transactions contemplated by the MIPA, HNRA’s board of directors considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Purchase, HNRA’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. HNRA’s board of directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

This explanation of HNRA’s reasons for the approval by HNRA’s board of directors of the Purchase and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”

Before reaching its decision, the HNRA Board reviewed the results of the due diligence conducted by our management, which included:

•        extensive meetings and telephone conferences with Pogo’s management and advisors to understand and analyze Pogo’s business and properties;

•        consultation with industry experts regarding competitive landscape, industry outlook, company reputation, business model and validity;

•        consultation with Pogo’s management, legal and financial advisors;

•        consultation with HNRA’s legal and accounting advisors;

•        review of Pogo’s material contracts and conducted financial, tax, legal, accounting, environmental, and other due diligence;

•        review of Pogo’s financial statements and operations;

•        financial review and analysis of Pogo and the Purchase;

•        study of analyst reports and market trends in the industries;

•        research on comparable private companies;

•        research on comparable public companies;

•        research on comparable transactions;

•        review and analysis of the Evaluations of Certain Oil and Gas Properties owned by Pogo rendered by William Cobb & Associates for Pogo.

HNRA’s management also diligently analyzed the Evaluations of Certain Oil and Gas Properties owned by Pogo provided by William Cobb & Associates to ascribe a value to Pogo and assess the potential value that the public markets would likely ascribe to Pogo, and these analyses were discussed with HNRA’s board. HNRA’s determination of the purchase price of Pogo was based in large part on the William Cobb & Associates report, which is customary for valuing oil and gas companies such as Pogo. An analysis on the determination of the purchase price of Pogo, and why such purchase price is deemed reasonable by the HNRA Board, follows.

The purchase price of Pogo is based upon the proved developed producing oil and gas properties it owns with a present value attributable to future production revenue calculated using 10% (“PDP PV 10”) of approximately $199,700,000 provided in the William Cobb & Associates report, dated September 30, 2022 (the “Cobb Report”). The Cobb Report provided that the total assets of Pogo, with development of additional waterflood patterns, was worth $493,000,000. No value was given for the additional $293,000,000 in value for the asset given for “development” reserves.

By virtue of the Cobb Report, HNRA’s board of directors approved the acquisition of a $493,000,000 asset (a $519,774,800 asset based on the William Cobb & Associates report, dated December 31, 2022 attached hereto as Annex E) for $120,000,000. Because Oil and Gas is very much out of favor with the general investment community, HNRA is able to purchase Pogo at what HNRA believes to be a discount. HNRA plans to gain investor interest by steadily increasing production and profits for the next 4.5 years to ~4000 BOPD by following the recommendations of the third-party engineering study, which findings have already been proven over the last 2 years of historical performance.

Additionally, HNRA’s board of directors considered some of the following potentially negative factors in approving the Purchase:

•        Pogo is a 50-year old oil producing asset with 50 year-old wells. With time, oil wells require more maintenance; however, at current operating costs of $15 per barrel, it is less than half the costs of most other properties to operate.

•        Waterfloods require water, which is becoming more scarce (especially fresh water). HNRA will attempt to mitigate this issue by recycling water through the use of water treatment plants. The fields being acquired are new waterflood properties and do not require as much new make-up water to meet the waterflood design needs to achieve the forecasted production levels.

•        Oil and gas producing properties are out of favor with the American public that are focused on ESG issues. HNRA plans to mitigate this by recycling more water and by building several solar farms to reduce our needs to take power from the local utility provider. HNRA’s long range plan is to reduce our carbon footprint by using more renewable energy as well as to improve our surroundings and communities with creating more jobs and more green spaces.

However, HNRA’s board of directors approved the Purchase following review of the diligence and reports as provided above, and for the following reasons: the Cobb Report valuation compared to the purchase price; the comparatively lower cost and lower risk with wells already in place, mitigating the need and costs to drill new wells; the proven geology of the area by virtue of the drilled wells; use of a waterflood for oil and gas recover creates a potentially increasing EBITDA as the field responds to water injection; and the Seller is motivated and willing to accept stock as part of the consideration as well as potentially accepting an overriding royalty as partial consideration.

Current and Past Issues Addressed

Pogo’s producing properties are located on 13,700 contiguous acres in Eddy Co., New Mexico and are geographically concentrated in the prolific oil producing Permian Basin. The assets are on 20 federal and 3 state leases with no private ownership. The operations fall under the regulatory requirements of the New Mexico Oil Conservation Division (NMOCD) and the U.S. Department of Interior’s Bureau of Land Management (BLM).

About the NMOCD

The Oil Conservation Division regulates oil and gas activity in New Mexico. The Division gathers well production data, permits new wells, enforces the division’s rules and the state’s oil and gas statues, makes certain abandoned wells are properly plugged and ensures the land is responsibly restored.

About the Bureau of Land Management

The BLM’s mission is to sustain the health, diversity, and productivity of public lands for the use and enjoyment of present and future generations, which includes the rules and regulations of oil and gas production on said lands.

Currently Pogo has no known environmental issues with this asset. All sites have been reviewed and are in good standing with the NMOCD and the BLM. Since acquiring the property in 2018 until current, Pogo has worked diligently to initiate processes and procedures to be best in class of stewards of the properties they operate. Below is a list of those processes and initiatives.

•        NMOCD’s Gas Production-vs-Emissions Release Requirement

—     Pogo is already in compliance with the 98%-gas-capture requirement (all operators required to comply by YE2026)

—     C-115B State Emissions reports are up to date and following protocol (submitted monthly)

—     Conducted aerial methane survey of all facilities in March 2022

•        Initiated processes and procedures for the lease operators, as part of their daily routine, to inspect each well for leaks, both fluid and gas. A procedure was initiated to report, address, repair and clean up these non-reportable spills as soon as possible.

•        Initiated quarterly environmental inspections on each of the facilities within the property area. Hired a BLM inspector familiar with BLM rules and regulations to conduct these inspections and ensure compliance of all NMOCD and BLM regulations.

•        When Pogo acquired the properties, most tank batteries, where the oil and gas is accumulated, stored and sold were flaring the gas. Due to high nitrogen content the purchaser was turning down the gas and therefore it was being flared. Working diligently and recompleting wells as part of the waterflood development, the nitrogen content to the point that gas sales were resumed and flaring of the gas was virtually eliminated. Methane emissions have been reduced dramatically along with CO2 emissions that were a result of flaring the gas.

•        Contracted flyover service (twice per week) to patrol entire property checking for leaks and to report any unusual activity.

•        Conducted an aerial greenhouse gas (GHG) methane leak survey of the entire property. All problems found were addressed and repaired.

•        Initiated several procedures to reduce wellhead and flowline leaks and leaks in general.

—     Installed satellite facilities to eliminate and consolidate old flowlines that were susceptible to leaks. Approximately 55 miles of approximately 400 miles of flowlines have been eliminated significantly reducing line leaks and repairs.

—     Pressure shutdowns (both high pressure and low pressure) have been installed on wellhead tubing and flowlines. Pressures are monitored and tested daily by the lease operator when checking the well. Leaks at the wellsite have virtually been eliminated due to this action.

—     Implemented a standard to repack the wellhead stuffing box on a regular basis. Leaks at the stuffing box have been virtually eliminated.

—     Installed alarm system across the field facilities to monitor tank levels, injection pump pressures/downtime and power failures to address and remedy in the shortest time possible.

•        Maintenance issues addressed across property.

—     Lease roads were in disrepair. Started maintenance program to grade roads as needed for safe travel to the wells and facilities.

—     Monitored property for noxious, evasive, non-native weeds and eliminated.

—     Removed old oil and water tanks with holes not in service and inspected, then removed those tanks that were deemed unfit for service.

—     From inspections conducted by operating personnel, repaired 60 wellhead casings from original cellar to ground level. Removed contaminated soil and disposed appropriately.

—     Hauled off and disposed of over 1000 tons of scrap and trash from across the property.

—     Upgraded containment walls around tank batteries and rebuilt a key tank battery installing a 40-mil plastic liner and installed a steel reinforced containment wall. In doing so hauled 800 yards of contaminated soil during the re-build.

•        Efforts to reduce freshwater usage for the waterflood development will continue as 6000 barrels of fresh water per day were replaced with produced water from an offset operator. Additional sources of produced water injection will continue with other offset operators.

The Future

HNRA will continue with the above initiatives plus the additional programs below.

•        Idle Well Program:    An idle well management program will be initiated. Of the 550 wells within the property, currently 13 wells are idle. A plan of action to evaluate and address the wells that need to be abandoned is to be initiated. A regular program and associated timeline will be part of the evaluation.

•        Fieldwide Methane and CO2 Emissions Reduction Program:    Continue to reduce methane and CO2 emissions by limiting flaring as much as possible.

•        Fieldwide Water Minimization and Recycling Program:    All produced water within the property area is re-injected in the injection wells as part of the waterflood development. Further reduce freshwater makeup by soliciting offset operators to take and use their produced water in our waterflood development.

•        New Mexico Community Outreach Program:    Get involved in the local community outreach programs in the places where we own and operate oil and gas properties. This would include Artesia, Lost Hills, Lovington, and Roswell, New Mexico and the other surrounding communities. We want to be part of community solutions by volunteering our time and moneys to aid wherever we can (churches, United Way, etc.).

Fairness Opinion of RSI & Associates, Inc.

The fairness opinion prepared by RSI & Associates, Inc. reviewed many elements to conclude that the $120 million price being paid is fair. Key in this is the asset itself, which is located in the most prolific oilfield in America, the Permian Basin, and its location in an oil producing friendly state, New Mexico. Information regarding the property is included in this proxy statement.

The asset is producing from 342 producing wells located on approximately 13,700 acres. In addition, there are 207 injection wells and one water source well, for a total of 550 wells. Significant production response since initiation of the waterflood in 2018 by Pogo has and is occurring. The waterflood of the Seven Rivers producing intervals is tracking the forecast given in the Cobb and Associates 3rd party Engineering Study, which is the basis for future oil and gas production rates and revenue forecasts. The key study data considerations from the Cobb and Associates 3rd Party Engineering Study dated September 30, 2022, include:

Proved Reserves (PDP + PNP + PUD) = 17,531.1 MBBL and 3,824.5 MMCF with a PV-10% value = $492.6 million

Proved Developed Producing (PDP) = 5,998.5 MBBL and 1,769.4 MMCF with a PV-10% = $199.7 million

The oil and gas current and forecasted production rates, oil and gas forecasted pricing, lease operating expenses, and forecasted capital expenditures are all major elements that combine over the next 30 years to determine the value of the asset. The Cobb report and the plans of the HNRA buyer combine to create a resultant HNRA asset profile.

RSI, after considering other similar transactions, that also focus on PDP PV-10% proved reserves, HNRA is doing the same. In times when oil and gas producing properties were more in vogue (up until 2012), investors did typically pay for proved undeveloped reserves. A purchase including the PDNP and PUD reserves in addition to the PDP reserves, enhances the value of the acquisition.

In summary, if HNRA can continue the work of POGO to expand the existing waterflood to all available patterns, the Cobb report forecasts a double and then a triple of today’s oil and gas production. Under that scenario, with today’s favorable outlook for oil prices, the HNRA Directors are very pleased with the purchase price and outlook for increased earnings that will benefit all shareholders.

In connection with RSI & Associates’ preparation of the fairness opinion, HNRA agreed to pay, and has paid in full, to RSI & Associates an aggregate fee of $54,210. In addition, HNRA has agreed to reimburse certain of RSI & Associates expenses arising, and to indemnify RSI & Associates against certain liabilities that may arise, out of RSI & Associates’ engagement. No compensation owed to RSI & Associates is contingent upon consummation of the Purchase. Other than in connection with the fairness opinion for the Purchase, RSI & Associates has not performed any past services to Pogo or HNRA.

WMC&A Report Projections

In connection with the opinion of RSI & Associates, RSI & Associates reviewed post-Purchase financial projections of Pogo. Certain projections, which are included in Annex C, were prepared by HNRA relating to the operations of the Pogo property and were presented to RSI & Associates, Inc. for the fairness opinion are solely based on the September 30, 2022 Cobb Report. Because of the transition of ownership period, there was a shift in timing, but not amounts. The timing shift was primarily a delay in the capital investments start date by six months to July 2023 for PDNP and PUD reserves because the Cobb Report the start date was January 2023, which did not occur. We determined that this was the conservative approach because it would have over-inflated the results, which is demonstrated below. There were no material assumptions other than the Cobb Report for these projections.

Projections were presented via two slides relating to: revenues and operating cash flow; and investment or capital expenditures (Cap-Ex).

Revenues and operating cash flow:    The projections for revenues and operating cash flows for the first 12 months of operations was presented to RSI for review and support to the fairness opinion via the slide below. HNRA specifically presented to RSI the first 12 months of operations for revenues was $40 million (rounded) and operating cash flow was $30 million (rounded).

Key Metrics Overview

Unique Opportunity

A long-standing oil producing asset acquisition opportunity located on the NW Shelf of the prolific oil producing region of the Permian Basin.

Asset Overview

- 13,700 gross contiguous acres (100% HBP) located in Eddy County, New Mexico
- 342 producing wells, 207 injectors, and 1 WSW - 100% WI / 84% NRI - Primary producing targets are Seven Rivers (7R), Queen, Grayburg, and San Andres formations
- Conventional, vertical play utilizing enhanced oil recovery methods in shallow reservoirs between 1500 ft and 4000 ft.
- Between 2019 and June 2022, 95 new patterns created over 1,000 bopd of additional, sustained oil production. Legacy oil production from the San Andres averages 275 bopd.

Production & Cash Flow Profile

- PDP PV-10 of $199.7MM, Total Proved PV-10 of $492.6MM
- Current net production volumes of 1,400 BOEPD primarily from the 7R formation (85% oil, 15% gas)
- When fully developed, water flood expected to raise gross oil rates to 3,700 BOPD
- Significant monthly net operating cash flow
- Forward twelve-month PDP revenues of $40MM and opreating cash flow of $30MM, which is net of operating costs and production taxes

Additional Information

- Significant upside by downsizing all reservoirs from 40 acres to 20 spacing. Adds 30mm+ recoverable barrels of oil
- All producing zones in same regulatory pool
- 98% of well inventory is active
- No regulatory issues
- All wells can be monitored remotely
- Field employees to remain after closing: 12 experienced, field personnel currently staffed

Area of Operations

CHAVES
MALJAMAR
VACUUM
LEA
EDDY

September 2022	Total
Net Production	1400 Boe/d
PDP Reserves	5.99 MM Bo, 1.76 Bcfg
Total Proved	17.5 MM Bo, 3.8 Bcfg
% Operations	100%
Active Wells	342 producing, 207 injectors, 1 WSW
PDP PV 10%	199.7MM[1]

[1] Effective September 30, 2022. SEC pricing as of 9/30/2022

2022 HNRA - Confidential 2

The revenues were based on the Cobb Report for the production of oil and gas using the September 30, 2022 SEC Commodity Price Forecast. The operating cash flows are the revenues less the operating costs and production taxes. Both of which are from the Cobb Report. The table below shows the amounts per the Cobb Report for 2023, and the conservative amounts presented.

In addition to the slide, HNRA provided projections with respect to the operations performance of the Pogo property for years 2024 and 2025. The table below compares the Cobb Report versus the projections primarily due to the shift in the timing of the capital expenditures from the Cobb Report with respect to the PDNP and PUD reserves.

Investment or capital expenditures (Cap-Ex):    The projections for Cap-Ex were based on the Cobb Report investment amounts with a shift in timing due to the transition of ownership. The shift in timing was a delay in the capital investments start by six months to July 2023 for PDNP and PUD reserves because the Cobb Report the start was January 2023, which did not occur. The following slide was presented to RSI for review and support to the fairness opinion. The amount of the investment costs was $94.2 million in the Cobb Report and the projections.

The table below compares the Cobb Report versus the projections for the timing of the capital expenditures with respect to the PDNP and PUD reserves.

In summary, the financial projections were based on the production volumes, commodity pricing and costs per the Cobb Report adjusted for a six month timing delay for capital expenditures and related timing of production and costs.

Interests of HNRA’s Directors and Officers in the Purchase

When you consider the recommendation of our board of directors that you vote in favor of approval of the Purchase Proposal, you should be aware that the initial stockholders, including the HNRA’s directors and officers, have interests in the business combination that may be different from, or in addition to, the interests of the HNRA’s other stockholders and warrant holders. In considering these conflicts of interest, the HNRA board of directors determined that the overall benefits expected to be received by HNRA and its stockholders in the Purchase outweighed any potential risk created by the conflicts stemming from these interests. In addition, the HNRA board of directors determined that these interests could be adequately disclosed to stockholders in this proxy statement, and that stockholders could take them into consideration when deciding whether to vote in favor of the proposals set forth herein. These interests include, among other things, the interests listed below:

•        The Sponsor and HNRA’s officers and directors will lose their entire investment (and potentially any loans or expenses fronted by the Sponsor and its affiliates and permitted transferees) in HNRA if HNRA does not complete a business combination within the completion window. The Sponsor’s investment in the Company consists of 2,501,250 Founder Shares for an aggregate value of $25,000 (or $0.009 per share). Additionally, JVS Alpha Property, LLC owns 940,000 shares of SPAC Common Stock for an aggregate value of approximately $9,950,000 (or $10.58 per share), and is controlled by Joseph V. Salvucci, Jr., an independent director of the Company. In order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon completion of a Business Combination into warrants at a price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. There were no such Working Capital Loans taken as of December 31, 2022. In addition, the Sponsor or an affiliate of the Sponsor or certain of the Company’s or Sponsor’s officers and directors may provide the Company with uncompensated advisory services. Finally, a shareholder of the Sponsor advanced a total of $63,200 in cash advances to the Company to pay certain deferred offering costs, and paid an additional $25,000 on the Company’s behalf for offering costs. These advances are unsecured, non-interest bearing and are due on demand.

•        The initial stockholders and HNRA’s officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of the business combination. In addition, the initial stockholders and HNRA’s officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if HNRA fails to complete an initial business combination within the required period. HNRA’s initial stockholders and officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor and HNRA’s officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the Closing is likely to be substantially higher than the nominal price paid for them, even if the trading price of HNRA’s common stock is substantially less than $10.00 per share. As a result, the Sponsor and HNRA’s officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and HNRA’s officers and directors may have an economic incentive that differs from that of HNRA’s public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Following the closing of the Purchase, HNRA will continue to indemnify its existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Certain directors and officers of HNRA may continue as the directors and officers of the Post-Combination Company.

•        Upon the closing of the Purchase, subject to the terms and conditions of the MIPA, HNRA’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on HNRA’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

•        The Sponsor and its affiliates can earn a positive rate of return on their investments, even if the other HNRA stockholders experience a negative rate of return on their investments in HNRA and the Post-Combination Company, as the Sponsor has purchased 2,501,250 Founder Shares for an aggregate of $25,000 (or $0.009 per share).

Vote Required for Approval

The Purchase Proposal will be approved and adopted only if the holders of a majority of the outstanding shares of SPAC Common Stock entitled to vote thereon at the special meeting vote “FOR” the Purchase Proposal. Adoption of the Purchase Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of the Board

HNRA’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PURCHASE PROPOSAL.

PROPOSAL NO. 2 — THE INCENTIVE PLAN PROPOSAL

Overview

HNRA stockholders are also being asked to approve and adopt the Incentive Plan. The HNRA Board intends to approve the Incentive Plan prior to, and subject to stockholder approval at, the Special Meeting. For further information about the Incentive Plan, please refer to the complete copy of the Incentive Plan, which is attached hereto as Annex B.

Purpose of the Incentive Plan Proposal

After careful consideration, the HNRA Board believes that approving the Incentive Plan is in the best interests of HNRA’s stockholders. The Incentive Plan promotes ownership in the Post-Combination Company by its employees, non-employee directors and consultants, and aligns incentives between these service providers and stockholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, HNRA’s common stock.

In addition, stockholder approval of the Incentive Plan is necessary in order for the Post-Combination Company to (a) meet the stockholder approval requirements of NYSE American and (b) grant incentive stock options (“ISOs”).

Therefore, the HNRA Board recommends that the HNRA stockholders approve the Incentive Plan. If the Incentive Plan Proposal is not approved by the HNRA stockholders, the Incentive Plan will not become effective and HNRA will not be able to grant equity awards under the Incentive Plan. We believe that our ability to recruit, retain and incentivize top talent will be adversely affected if the Incentive Plan Proposal is not approved.

Notable Features of the Incentive Plan

As described in more detail below, certain notable features of the Incentive Plan include:

•        granting of options and stock appreciation rights only at a per share exercise price at least equal to the fair market value of a share of common stock on the grant date;

•        granting of options with a ten-year maximum term;

•        awards are subject to potential clawback, forfeiture, repayment or other similar action pursuant to any clawback policy adopted by HNRA or an affiliate or applicable law;

•        no liberal share recycling;

•        no payment of dividends or dividend equivalent rights on options or stock appreciation rights, and no current payment of dividends or dividend equivalent rights on unvested performance-based awards; and

•        no repricing of options or stock appreciation rights without prior stockholder approval.

Summary of the Material Terms of the Incentive Plan

A summary of the material terms of the Incentive Plan is set forth below. The following is qualified in its entirety by the full text of the Incentive Plan, which is attached to this proxy statement as Annex B and is incorporated by reference into this proposal. We encourage stockholders to read and refer to the complete plan document in Annex B for a more complete description of the Incentive Plan.

Purpose and Eligibility.    The purpose of the Incentive Plan is (i) to provide eligible persons with an incentive to contribute to HNRA’s success and to operate and manage HNRA’s business in a manner that will provide for HNRA’s long-term growth and profitability and that will benefit HNRA’s stockholders and other important stakeholders, including HNRA’s employees and customers, and (ii) to provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the Incentive Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of HNRA or HNRA’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the Incentive Plan. As of [___], 2023, there are no employees or directors that are eligible to participate in the Incentive Plan, but we expect that [_____] employees, including each of HNRA’s named executive officers, and approximately [___] non-employee directors, consultants, and advisors of HNRA will be eligible to participate in the Incentive Plan after the consummation of the transactions contemplated by the MIPA. Only HNRA’s employees or employees of HNRA’s corporate subsidiaries are eligible to receive incentive stock options.

Effective Date and Term.    If approved by stockholders at the special meeting, the Incentive Plan will be effective as of [___], 2023, the date the plan was adopted by our board of directors (the “Effective Date”). The Incentive Plan will terminate automatically at 11:59PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the board of directors of HNRA (the “HNRA Board”) or in accordance with the terms of the Incentive Plan.

Administration, Amendment and Termination.    The Incentive Plan will generally be administered by a committee composed of not fewer than two directors of HNRA designated by HNRA’s Board, each of whom will be a “non-employee director” and satisfy the composition requirements under the listing rules of any stock exchange on which HNRA Common Stock is listed (the “Committee”).

Except where the authority to act on such matters is specifically reserved to the HNRA Board under the Incentive Plan or applicable law, the Committee will have full power and authority to interpret and construe all provisions of the Incentive Plan, any award, and any award agreement, and take all actions and to make all determinations required or provided for under the Incentive Plan, any award, and any award agreement, including the authority to:

•        designate grantees of awards;

•        determine the type or types of awards to be made to a grantee;

•        determine the number of shares of common stock subject to an award or to which an award relates;

•        establish the terms and conditions of each award;

•        prescribe the form of each award agreement;

•        subject to limitations in the Incentive Plan (including the prohibition on repricing of options or share appreciation rights without stockholder approval), amend, modify, or supplement the terms of any outstanding award; and

•        make substitute awards.

The HNRA Board will also be authorized to appoint one or more committees of the HNRA Board consisting of one or more directors of HNRA who need not meet the independence requirements above for certain limited purposes permitted by the Incentive Plan, and to the extent permitted by applicable law, the Committee will be authorized to delegate authority to the Chief Executive Officer of HNRA and/or any other officers of HNRA for certain limited purposes permitted by the Incentive Plan. The HNRA Board will retain the authority under the Incentive Plan to exercise any or all of the powers and authorities related to the administration and implementation of the Incentive Plan.

The HNRA Board may amend, suspend, or terminate the Incentive Plan at any time; provided that with respect to awards that are granted under the Incentive Plan, no amendment, suspension or termination may materially impair the rights of the award holder without such holder’s consent. No such action may amend the Incentive Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by the HNRA Board, the terms of the Incentive Plan, or applicable law.

Awards.    Awards under the Incentive Plan may be made in the form of:

•        stock options, which may be either incentive stock options or nonqualified stock options;

•        stock appreciation rights or “SARs”;

•        restricted stock;

•        restricted stock units;

•        dividend equivalent rights;

•        performance awards, including performance shares;

•        other equity-based awards; or

•        cash.

An incentive stock option is an option that meets the requirements of Section 422 of the Code, and a nonqualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of stock, cash or a combination of stock and cash, the excess of the fair market value of one share on the exercise date over the exercise price of the SAR. Restricted stock is an award of common stock subject to restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit or deferred stock unit is an award that represents a conditional right to receive shares in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the Incentive Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Committee. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, other than an option, SAR, restricted stock, restricted stock unit, unrestricted stock, dividend equivalent right, or a performance award.

The Incentive Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the Incentive Plan in the absence of the different terms and conditions in the award agreement. In the event of any inconsistency between the Incentive Plan and an award agreement, the provisions of the Incentive Plan will control.

Awards under the Incentive Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the Incentive Plan, other awards under another compensatory plan of HNRA or any of its affiliates (or any business entity that has been a party to a transaction with HNRA or any of HNRA’s affiliates), or other rights to payment from HNRA or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. Awards under the Incentive Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to HNRA or one of its subsidiaries or other affiliates.

Forfeiture; Recoupment.    HNRA may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of HNRA or any affiliate, confidentiality obligations with respect to HNRA or any affiliate, or otherwise in competition with HNRA or any affiliate, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the Incentive Plan), the Committee may annul the grantee’s award as of the date of the grantee’s termination.

In addition, any award granted pursuant to the Incentive Plan will be subject to mandatory repayment by the grantee to HNRA to the extent (i) set forth in the Incentive Plan or in an award agreement, or (ii) the grantee is or becomes subject to a HNRA or affiliate clawback policy, or any applicable laws which impose mandatory recoupment.

Shares Subject to the Incentive Plan.    Subject to adjustment as described below, the maximum number of shares of common stock reserved for issuance under the Incentive Plan will be equal to 1,400,000 shares of SPAC Common Stock. The maximum number of shares of HNRA Common Stock available for issuance pursuant to incentive stock options granted under the Incentive Plan will be the same as the total number of shares of HNRA Common Stock reserved for issuance under the Incentive Plan. Shares issued under the Incentive Plan may be authorized and unissued shares, or treasury shares, or a combination of the foregoing.

Any shares covered by an award, or portion of an award, granted under the Incentive Plan that are not purchased or forfeited or canceled, or expire or otherwise terminate without the issuance of shares or are settled in cash in lieu of shares, will again be available for issuance under the Incentive Plan.

Shares subject to an award granted under the Incentive Plan will be counted against the maximum number of shares reserved for issuance under the Incentive Plan as one share for every one share subject to such an award. In addition, at least the target number of shares of stock issuable under a performance award will be counted against the maximum number of shares reserved for issuance under the Incentive Plan as of the grant date, but such number will be adjusted to equal the actual number of shares of stock issued upon settlement of the performance award to the extent different from such number initially counted against the share reserve.

The number of shares available for issuance under the Incentive Plan will not be increased by the number of shares of common stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR, (iii) deducted or delivered from payment of an award in connection with HNRA’s tax withholding obligations; or (iv) purchased by HNRA with proceeds from option exercises.

Options.    The Incentive Plan authorizes the Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. An option granted under the Incentive Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the Incentive Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the Incentive Plan); provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any option granted to a grantee who is a foreign national or is a natural person who is employed outside of the United States, such option may terminate, and all rights to purchase shares of stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the date of grant of such option as the Committee shall determine. The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service. The exercise price of each option will be determined by the Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of HNRA Common Stock on the grant date (other than as permitted for substitute awards). If HNRA were to grant incentive stock options to any ten percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of HNRA Common Stock on the grant date.

Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Share Appreciation Rights.    The Incentive Plan authorizes the Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, common stock, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of common stock on the date of exercise over the fair market value of shares of common stock on the grant date. SARs will become exercisable in accordance with terms determined by the Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant. The per share exercise price of a SAR will be no less than the fair market value of one share of HNRA Common Stock on the grant date of such SAR.

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed not to be for value.

Fair Market Value.    For so long as the common stock remains listed on NYSE American, the fair market value of the common stock on an award’s grant date, or on any other date for which fair market value is required to be established under the Incentive Plan, will be the closing price of the common stock as reported on NYSE American on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on such market on the next preceding date on which any sale of common stock will have been reported.

If the common stock ceases to be listed on NYSE American and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

If the common stock ceases to be listed on NYSE American or another established national or regional stock exchange, or traded on another established securities market, the Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

No Repricing.    Except in connection with a corporate transaction involving HNRA (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), HNRA may not, without obtaining stockholder approval, (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (b) cancel outstanding options or SARs in exchange for, or in substitution of, options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (c) cancel outstanding options or SARs with an exercise price above the current price of common stock in exchange for cash or other securities, in each case, unless such action is (i) subject to and approved by HNRA’s stockholders or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the common stock is listed or publicly traded.

Restricted Stock; Restricted Stock Units.    The Incentive Plan authorizes the Committee to grant restricted stock and restricted stock units. Subject to the provisions of the Incentive Plan, the Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Committee. The Committee may provide in an award agreement evidencing a grant of restricted stock that (a) cash dividend payments or distributions paid on restricted stock will be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such shares of restricted stock or (b) any dividend payments or distributions declared or paid on shares of restricted stock will only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of restricted stock. Dividend payments or distributions declared or paid on shares of restricted stock which vest or are earned based on upon the achievement of performance goals will not vest unless such performance goals for such shares of restricted stock are achieved, and if such performance goals are not achieved, the grantee of such shares of restricted stock will promptly forfeit and, to the extent already paid or distributed, repay to HNRA such dividend payments or distributions. Grantees of restricted stock units and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.

During the restricted period, if any, when restricted stock and restricted stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of the grantees’ restricted stock and restricted stock units.

Dividend Equivalent Rights.    The Incentive Plan authorizes the Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock or awards which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation) and may be payable in cash, common shares, or a combination of the two. Dividend equivalent rights granted as a component of another award may (a) provide that such dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restriction on, such other award and that such dividend equivalent will expire or be forfeited or annulled under the same conditions as such award or (b) contain terms and conditions which are different from the terms and conditions of such other award, provided that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based on the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit and, to the extent already paid or distributed, repay to HNRA payments or distributions made in connection with such dividend equivalent rights.

Performance Awards.    The Incentive Plan authorizes the Committee to grant performance awards. The Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measures may be used to measure the performance of HNRA and its subsidiaries and other affiliates as a whole or any business unit of HNRA, its subsidiaries, and/or its affiliates or any combination thereof, as the Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate. Performance goals may relate to HNRA’s financial performance or the financial performance of HNRA’s operating units, the grantee’s performance, or such other criteria determined by the Committee. If the performance goals are met, performance awards will be paid in cash, shares of stock, other awards, or a combination thereof.

Other Equity-Based Awards.    The Incentive Plan authorizes the Committee to grant other types of stock-based awards under the Incentive Plan. The terms and conditions that apply to other equity-based awards are determined by the Committee.

Forms of Payment.    The exercise price for any option or the purchase price (if any) for restricted stock, and vested restricted stock units is generally payable (i) in cash or in cash equivalents acceptable to HNRA, (ii) to the extent the award agreement provides, by the tender (or attestation of ownership) of shares of HNRA Common Stock having a fair market value on the date of tender (or attestation) equal to the exercise price or purchase price, (iii) to the extent permitted by law and to the extent permitted by the award agreement, through a broker-assisted cashless exercise, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise or net settlement and service rendered to HNRA or HNRA’s affiliates.

Change in Capitalization.    The Committee may adjust the terms of outstanding awards under the Incentive Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by HNRA. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.

Transaction not Constituting a Change in Control.    If HNRA is the surviving entity in any reorganization, merger, or consolidation of HNRA with one or more other entities which does not constitute a “change in control” (as defined in the Incentive Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of common shares subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of common stock subject to such performance awards would have been entitled to receive following such transaction.

Effect of a Change in Control in which Awards are not Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are not being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued:

•        Immediately prior to the occurrence of such change in control, in each case with the exception of performance awards, all outstanding shares of restricted stock and all restricted stock units, and dividend equivalent rights will be deemed to have vested, and all shares of stock and/or cash subject to such awards will be delivered; and either or both of the following two actions will be taken:

•        At least fifteen (15) days prior to the scheduled consummation of such change in control, all options and SARs outstanding will become immediately exercisable and will remain exercisable for a period of fifteen (15) days. Any exercise of an option or SAR during this fifteen (15) day period will be conditioned on the consummation of the applicable change in control and will be effective only immediately before the consummation thereof, and upon consummation of such change in control, the Incentive Plan and all outstanding but unexercised options and SARs will terminate, with or without consideration as determined by the Committee in its sole discretion; and/or

•        The Committee may elect, in its sole discretion, to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or capital stock having a value (as determined by the Committee acting in good faith), in the case of restricted stock, restricted stock units, deferred stock units, and dividend equivalent rights (for shares of stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of stock such subject to such options or SARs multiplied by the amount, if any, which (i) the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control exceeds (ii) the option price or SAR price applicable to such options or SARs.

•        For performance awards, if less than half of the performance period has lapsed, such awards will be treated as though the target performance thereunder has been achieved. If at least half of the performance period has lapsed, such performance awards will be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of (i) deemed achievement of target performance or (ii) determination of actual performance as of a date reasonably proximate to the date of consummation of the change in control as determined by the Committee, in its sole discretion.

•        Other Equity-Based Awards will be governed by the terms of the applicable award agreement.

Effect of a Change in Control in which Awards are Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued: The Incentive Plan and the options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based equity awards granted under the Incentive Plan will continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards of new options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares and exercise price of options and SARs.

In general, a “change in control” means:

•        a transaction or series of related transactions whereby a person or group (other than HNRA or any of its affiliates) becomes the beneficial owner of 50% or more of the total voting power of the HNRA’s voting stock on a fully diluted basis;

•        individuals who, as of the Effective Date, constitute the HNRA Board (together with any new directors whose election was approved by at least a majority of the members of the HNRA Board then in office), cease to constitute a majority of the members of the HNRA Board then in office;

•        a merger or consolidation of HNRA, other than any such transaction in which the holders of HNRA’s voting stock immediately prior to the transaction own directly or indirectly at least a majority of the voting power of the surviving entity immediately after the transaction;

•        a sale of substantially all of HNRA’s assets to another person or entity; or

•        the consummation of a plan or proposal for the dissolution or liquidation of HNRA.

Certain Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of awards under the Incentive Plan for grantees and HNRA will depend on the type of award granted. The summary does not contain a complete analysis of all the potential tax consequences relating to grants under the Incentive Plan, including state, local or foreign tax consequences. This summary is intended for the information of our stockholders considering how to vote at the special meeting and not as tax guidance to grantees under the Incentive Plan. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, grantees are advised to consult their own tax advisors with respect to the tax consequences of receiving grants under the Incentive Plan.

Incentive Stock Options.    An optionholder will not realize taxable income upon the grant of an incentive stock option under the Incentive Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.

If an optionholder sells the shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an optionholder engages in a disqualifying disposition, HNRA will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, HNRA will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if HNRA complies with applicable reporting requirements and subject to Section 162(m) of the Code.

If an optionholder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Nonqualified Stock Options.    An optionholder will not realize taxable income upon the grant of a nonqualified stock option. When an optionholder exercises the option, however, the excess of the fair market value of the shares purchased pursuant to the option over the exercise price of the option will constitute compensation income taxable to the optionholder. HNRA will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if HNRA complies with applicable reporting requirements and subject to Section 162(m) of the Code.

If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares tendered were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The excess of the fair market value of the shares received upon the exercise of the option over the exercise price will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.

Share Appreciation Rights.    The grant of SARs will not result in taxable income to the grantee. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the common shares received by the grantee. HNRA will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and if HNRA complies with applicable reporting requirements.

Restricted Stock and Restricted Stock Units.    Upon the grant of restricted stock or restricted stock units, there will be no tax consequences to the grantee. Generally, the grantee will recognize ordinary income on the date the award vests, in an amount equal to, in the case of restricted stock, the value of the shares on the vesting date, or, in the case of restricted stock units, the amount of cash paid and the fair market value of any shares delivered upon vesting. With respect to restricted stock, under Section 83 of the Code, a grantee may elect to recognize income at the grant date rather than the date of vesting. If HNRA complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, HNRA will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalents.    Grantees under the Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If HNRA complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, it will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards.    A distribution of shares of common stock or a payment of cash in satisfaction of a performance award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. HNRA will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if HNRA complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code.

Tax Withholding.    Payment of the taxes imposed on awards made under the Incentive Plan may be made by withholding from payments otherwise due and owing to the grantee.

New Plan Benefits

Grants under the Incentive Plan will be made at the discretion of the Committee, and therefore, the benefits or number of shares subject to awards that may be granted in the future to HNRA’s executive officers, employees and directors is not currently determinable. Therefore, a New Plan Benefits Table is not provided.

Vote Required for Approval

Assuming that a quorum is present at the special meeting, the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting and entitled to vote on this Incentive Plan Proposal is required to approve the Incentive Plan. Accordingly, neither a stockholder’s failure to vote online or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.

This Incentive Plan Proposal is conditioned upon the approval and completion of the Purchase Proposal. If the Purchase Proposal is not approved, this proposal will have no effect even if approved by our stockholders.

Recommendation of the HNRA Board

THE HNRA BOARD RECOMMENDS THAT HNRA STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the Purchase Proposal or the Incentive Plan Proposal, the HNRA Board may adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will HNRA solicit proxies to adjourn the Special Meeting beyond the date by which it may properly do so under the HNRA Charter and Delaware law.

The chairman of the HNRA Board has the authority to adjourn any meeting of the HNRA stockholders, including the Special Meeting. Pursuant to the MIPA, HNRA is required to adjourn the Special Meeting (i) to the extent necessary to ensure that any legally required supplement or amendment to this Proxy Statement is provided to the HNRA stockholders, (ii) if, on a date for which the Special Meeting is scheduled, there are insufficient shares of SPAC Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) if, on a date for which the Special Meeting is scheduled, HNRA has not received proxies representing a sufficient number of shares of SPAC Common Stock to adopt the Purchase Proposal or the Incentive Plan Proposal, which, other than the first adjournment or postponement pursuant to this clause (iii), will be subject to Pogo’s consent (provided, that HNRA will not postpone or adjourn the Special Meeting (x) unless otherwise agreed to by HNRA and Pogo, to a date that is more than 10 days after the date previously scheduled (it being understood that HNRA will adjourn or postpone the Special Meeting every time the circumstances described in the foregoing clauses (i), (ii) or (iii) exist) or (y) to a date that is less than two business days prior to the Outside Date (excluding any adjournments or postponements required by applicable law)).

Required Vote

The Purchase Proposal is not conditioned upon the approval of the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of SPAC Common Stock present in person (which includes presence virtually at the Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting as a single class. Failure to vote by proxy or to vote in person (which would include presence at the virtual Special Meeting) at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the HNRA Board

THE HNRA BOARD RECOMMENDS THAT HNRA STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT POGO

Overview

Pogo Resources, LLC (“Pogo”) is a private equity backed exploration and production company that began operations in February 2017. Pogo is based in Dallas, Texas, and a field office in Loco Hills, New Mexico. As of December 31, 2022, Pogo’s operating focus is the Northwest Shelf of the Permian Basin, with a specific emphasis on oil and gas producing properties located in the Grayburg-Jackson Field in Eddy County, New Mexico. Pogo is the Operator of Record of its oil and gas properties, operating its properties through its wholly owned subsidiary, LH Operating LLC. Pogo completed multiple acquisitions in 2018 and 2019. These acquisitions included multiple producing properties in Lea and Eddy counties, New Mexico. In 2020, after identifying its core development property, Pogo successfully completed a series of divestures of its non-core properties. Then, with one key asset, its Grayburg-Jackson Field in Eddy County, New Mexico, Pogo focused all of its efforts on developing this asset. This has been Pogo’s focus for 2021 and 2022. Pogo’s private equity sponsor is CIC Partners. Pogo’s equity backer, CIC Partners, has made an equity commitment of $15 million. Pogo’s bank, Pegasus Bank, provides an RBL credit facility for Pogo’s operations. Pogo seeks to maintain a conservative balance sheet. Currently, Pogo has 16 employees (3 executive officers and 1 engineering staff in Dallas; 12 field staff in Loco Hills). From time to time, on an as needed basis, contract workers handle additional necessary responsibilities.

Pogo owns, manages, and operates, through its wholly owned subsidiary, LH Operating, LLC, 100% working interest in a gross 13,700 acres located on the Northwest Shelf of the prolific oil and gas producing Permian Basin. Pogo benefits from cash flow growth through continued development of its working interest’s ownership, with relatively low capital cost and lease operating expenses. As of December 31, 2022, average net daily production associated with Pogo’s working interests was 1,296 BOE per day consisting of 84% oil and 16% natural gas. Pogo expects to continue to grow its cash flow by production enhancements in its operations on its gross 13,700-acre leasehold. Furthermore, Pogo intends to make additional acquisitions within the Permian Basin, as well as other oil and gas producing regions in the USA, that meet its investment criteria for minimum risk, geologic quality, operator capability, remaining growth potential, cash flow generation and, most importantly, rate of return.

As of December 31, 2022, 100% of Pogo’s gross 13,700 leasehold acres were located in Eddy County, New Mexico, where there 100% of the leasehold working interests owned by Pogo consist of state and federal lands. Pogo believes the Permian Basin offers some of the most compelling rates of return for Pogo and significant potential for cash flow growth. As a result of compelling rates of return, development activity in the Permian Basin has outpaced all other onshore U.S. oil and gas basins since the end of 2016. This development activity has driven basin-level production to grow faster than production in the rest of the United States.

Pogo’s working interests entitle it to receive an average of 84% of the net revenue from crude oil and natural gas produced from the oil and gas reservoirs underlying its acreage. Pogo is not under any mandatory obligation to fund drilling and completion costs associated with oil and gas development because 100% of its lease holdings are held by production. As a working interest owner with significant net earnings, Pogo seeks to fully capture all remaining oil and gas reserves underlying its leasehold acres by systematically developing its low risk, predictable, proven reserves by means of adding perforations in previously drilled and completed wells, were applicable, and drilling new wells in a predetermined drilling pattern. Accordingly, Pogo’s development model generates strong margins greater than 70%, at low risk, predictable, production outcomes that requires low overhead and is highly scalable. For the year ended December 31, 2022, Pogo’s lifting cost was about $17.79 per barrel of oil equivalent at a realized price of $84.41 per BOE, excluding the impact of settled commodity derivatives. As a result, Pogo’s operating margin and cash flows are higher, as a percentage of revenue, than those of traditional E&P companies. Pogo is led by a management team with extensive oil and gas engineering, geologic and land expertise, purchases and acquisitions and capital markets experience, long-standing industry relationships and a history of successfully acquiring and managing a portfolio of working and leasehold interests, producing crude oil and natural gas assets. Pogo intends to capitalize on its management team’s expertise and relationships to 1) increase cash flow in the field, 2) continue to make value-enhancing acquisitions in the Permian Basin, and 3) evaluate significant targets in other well-known producing basins in order to further increase its cash flows per share.

Pogo’s Key Producing Region

As of December 31, 2022, all of Pogo’s properties were located exclusively within the Northwest Shelf of the Permian Basin. As of December 2022, the Permian Basin had the highest level of drilling activity in the United States with 344 drilling rigs operating, according to Baker Hughes. By comparison, The Eagle Ford Shale region located in Southwest-central Texas had only 72 rigs operating. The Permian Basin includes three major geologic provinces: the Delaware Basin to the west, the Midland Basin to the east and the Central Basin Platform in between. The Northwest Shelf is the western limits of the Delaware Basin, a sub-basin within the Permian Basin complex. The Delaware Basin is identified by an abundant amount of oil-in-place, stacked pay potential across an approximately 3,900-foot hydrocarbon column, attractive well economics, favorable operating environment, well developed network of oilfield service providers, and significant midstream infrastructure in place or actively under construction. One hundred percent (100%) of Pogo’s working interests are located as of December 31, 2022, on the New Mexico side of the Delaware Basin. According to the USGS, the Delaware Basin contains the largest recoverable reserves among all unconventional basins in the United States.

Pogo believes the stacked-play potential of the Delaware Basin combined with favorable drilling economics support continued production growth as Pogo develops its leasehold position and improve well-spacing and completion techniques. Relative to other basins in the continental United States, Pogo believes the Delaware Basin is in a mid-stage of well development and that per-well returns will improve as Pogo continues to employ enhanced oil recovery technologies on its leasehold acreage. Pogo believes these enhanced oil recoveries will continue to support development activity where it holds significant working interest, with predictable returns leading to increasing cash flows with low maintenance costs.

Pogo’s Working Interests in Grayburg-Jackson Field

As of December 31, 2022, Pogo owns 100% working interest in 13,700 gross acres located in Eddy County, New Mexico, with a 84% weighted average net revenue. It should be noted that Pogo’s net revenue is substantially higher when compared to other E & P operators in the Permian Basin where their net revenue interest is usually 75%. The 13,700 gross acres are strategically located in the prolific oil field, Grayburg-Jackson field. Working interests granted to the Lessee (Pogo) under an Oil and Gas Lease are real property interests that grant ownership of the crude oil and natural gas underlying a specific tract of land and the rights to explore for, drill for and produce crude oil and natural gas on that land or to lease those exploration and development rights to a third party. Those rights to explore for, drill for and produce crude oil and natural gas on that land have a set period of time for the working interest owner to exercise those rights. Typically, an Oil and Gas Lease can be automatically extended beyond the initial lease term with continuous drilling, production or other operating activities or through negotiated contractual lease extension options. Only when production and drilling cease, the lease terminates.

As of December 31, 2022, 100% of Pogo’s working interests are held by production (“HBP”) meaning that Pogo is not under time sensitive obligation to drill or work-over any wells on its 13,700 acres. As of December 31, 2022, 100% of the wells and leases are operated by Pogo. Pogo is the official Operator of record with the state and federal regulatory agencies. As of December 31, 2022, Pogo generates a substantial majority of its revenues and cash flows from its working interests when crude oil and natural gas are produced and sold from its acreage.

Currently, Pogo’s working interests reside entirely in the Northwest Shelf of the Permian Basin, which Pogo believes is one of the premier crude oil and natural gas producing regions in the United States. As of December 31, 2022, Pogo’s working interests covered 13,700 gross acres, with the royalty owners retaining a weighted average 16% royalty. The following table summarizes Pogo’s working interest’s position in the lands comprising its leasehold as of December 31, 2022.

LH Operating, LLC Northwest Shelf (Permian Basin) Leasehold
Date of Acquisition	Gross Acres	Federal Leases	State Leases	Working Interest	NRI (weighted avg.)(1)	Royalty Interest(2)	Operations	HBP
2018	13,700	20	3	100%	84%	16%	100%	100%

____________

(1)      Pogo’s net revenue interests are based on its weighty average royalty interests across its entire leasehold

(2)      No unleased royalty interests as of December 31, 2022.

As of December 31, 2022, Pogo has working interests in 342 shallow (above 4,000 ft), vertical wells producing oil and gas in paying quantities. Ninety-five of the 342 producing wells were completed between 2019 and June 2022 by Pogo. In 2019, Pogo initiated a 4-well pilot water injection project into the Seven Rivers (“7R”) oil reservoir underlying its 13,700-acre leasehold. After an evaluation period extending into early 2020, Pogo determined the pilot project was successful by producing oil in paying quantities by simply adding perforations in the 7R reservoir in previously drilled and completed wells. Following the successful completion of the 4-well pilot project, Pogo commenced a work-over program by adding perforations in the 7R reservoir in 91 previously drilled wells between 2019 and June 2022. Prior to initiating the 4-well pilot project the legacy wells were averaging 275 BOE/d. By June 2022, the total production increased to 1,292 BOE/d. Pogo’s management team has determined, and verified by William M. Cobb & Associates (Cobb & Associates”), that 115 proved well patterns, developed but non-producing, are scheduled to be brought into production between 2023 and 2025.

As of December 31, 2022, the estimated proved crude oil and natural gas reserves attributable to Pogo’s interests in its underlying acreage were 18,339 MBOE (96% oil and 4% natural gas), based on a reserve report prepared by Cobb & Associates, worldwide petroleum consultants. Of these reserves, approximately 35% were classified as proved developed producing (“PDP”) reserves, 39% were classified as proved developed non-producing (“PDNP”) reserves and 26% were classified as proved undeveloped (“PUD”) reserves. PUD reserves included in these estimates relate solely to wells that are not yet drilled nor were not yet producing in paying quantities as of December 31, 2022. Estimated proved reserves included in this section is presented on an actual basis, without giving pro forma effect to transactions completed after such dates.

Pogo believes its production and discretionary cash flows will grow significantly as Pogo completes its substantial PDNP inventory of 7R well patterns located on its gross 13,700 acreage. As of December 31, 2022, Pogo had production from 342 vertical wells, and it has identified 115 additional PDNP well patterns based on its assessment of current geological, engineering and land data. As of December 31, 2022, Pogo has identified 43 PUD well patterns based on its assessment of current geological, engineering and land data

Pogo’s working interest development strategy anticipates shifting any drilling activity associated with its PUD reserves following Pogo’s completion of its PDNP reserves. The work-over costs attributable to adding perforations in wells previously drilled and completed is significantly less than drilling new wells. As of December 31, 2022, Pogo’s leasehold position has 25.7 wells per square mile. Pogo expects to see increases in its production, revenue and discretionary cash flows from the development of 115 well patterns in the 7R reservoir. Pogo believes its current leasehold working interests provide the potential for significant long-term organic revenue growth as Pogo develops its PDNP reserves to increase crude oil and natural gas production.

Business Strategies

Pogo’s primary business objective is to generate discretionary cash flow by maintaining its strong cash flow from the PDP reserves and increasing cash flow by developing predictable, low cost PDNP reserves in its Permian Basin asset. Pogo intends to accomplish this objective by executing the following strategies:

Generate strong cash flow supported by means of disciplined development of its PDNP Reserves.    As the sole working interest owner, Pogo benefits from the continued organic development of its acreage in the Permian Basin. As of December 31, 2022, Pogo, in conjunction with Cobb & Associates, a third-party engineering consulting firm, has confirmed that Pogo has 115, low cost, well patterns to be developed during 2023, 2024, and 2025. The total costs to complete these 115 well patterns have been predetermined by historical analysis. The estimated cost to complete each PDNP pattern is $377,652 and the estimated cost to complete each PUD pattern is $1,187,698. A single well pattern consists of one each producing well with its corresponding or dedicated water injection wells, with each injection well situated on four sides of the producing well. Water injection wells are necessary to maintain reservoir pressure in its original state and to move the oil in place toward the producing well. Pressure maintenance helps ensure maximum oil and gas recovery. Without pressure maintenance, oil recoveries from a producing oil reservoir generally do not exceed 10% of the original oil in place (“OOIP”). With pressure maintenance by re-injecting produced water into the oil reservoir, then Pogo expects to see ultimate oil recoveries 25% or greater of the OOIP. Offsetting oil wells on its leasehold also take advantage of the water injected into the oil reservoir, and is able to convert a high percentage of its revenue to discretionary cash flow, which it defines as its Adjusted EBITDA less cash interest expense and cash taxes. Because Pogo owns 100% working interests it incurs 100% of the monthly leasehold operating costs for the production of crude oil and natural gas or capital costs for the drilling and completion of wells on its acreage. Because these wells are shallow oil producers, with vertical depths between 1500 ft and 4000 ft, the monthly operating expenses are relatively low.

As of December 31, 2022, on Pogo’s monthly leasehold operating expenses attributable to each PDNP well were $4,381 per month. Pogo also pays 100% of the capital expenditure to develop each well pattern. Pogo’s monthly cash operating costs for the production of crude oil and natural gas consist of certain severance taxes gathering, processing and transportation costs, labor, and general and administrative expenses. As of December 31, 2022, Pogo’s production and ad valorem taxes were approximately $7.05 per BOE at a realized price of $84.41 per BOE, excluding the impact of settled commodity derivatives. Pogo believes that its working interest’s ownership in Grayburg-Jackson Field are positioned for cash flow growth as Pogo continues to focus on developing its PDNP reserves identified by its management in conjunction with Cobb & Associates. Pogo also expects to continue to grow its cash flow by making acquisitions that meet its investment criteria for geologic quality, operator capability, remaining growth potential, cash flow generation and, most importantly, rate of return.

•        Focus primarily on the Permian Basin.    All of Pogo’s working interests are currently located in the Permian Basin, one of the most prolific oil and gas basins in the United States. Pogo believes the Permian Basin provides an attractive combination of highly-economic and oil-weighted geologic and reservoir properties, opportunities for development with significant inventory of drilling locations and zones to be delineated our top-tier management team.

•        Business Relations.    Leverage expertise and relationships to continue acquiring Permian Basin targets with high working interests in actively producing oil fields from top-tier E&P operators, with predictable, stable cash flow, and with significant growth potential. Pogo has a history of evaluating, pursuing and consummating acquisitions of crude oil and natural gas targets in the Permian Basin and other oil producing basins. Pogo’s management team intends to continue to apply this experience in a disciplined manner when identifying and acquiring working interests. Pogo believes that the current market environment is favorable for oil and gas acquisitions in the Permian Basin and other oil generating basins. Numerous asset packages from sellers presents attractive opportunities for assets that meet Pogo’s target investment criteria. With sellers seeking to monetize their investments, Pogo intends to continue to acquire working interests that have substantial resource potential in the Permian Basin. Pogo expects to focus on acquisitions that complement its current footprint in the Permian Basin while targeting working interests underlying large scale, contiguous acreage positions that have a history of predictable, stable oil and gas production rates, and with attractive growth potential. Furthermore, Pogo seeks to maximize its return on capital by targeting acquisitions that meet the following criteria:

•        sufficient visibility to production growth;

•        attractive economics;

•        de-risked geology supported by stable production;

•        targets from top-tier E&P operators; and

•        a geographic footprint that Pogo believes is complementary to its current Permian Basin asset and maximizes its potential for upside reserve and production growth.

•        Maintain conservative and flexible capital structure to support Pogo’s business and facilitate long-term operations.    Pogo is committed to maintaining a conservative capital structure that will afford it the financial flexibility to execute its business strategies on an ongoing basis. Pogo believes that internally generated cash flows from its working interests and operations, available borrowing capacity under its revolving credit facility, and access to capital markets will provide it with sufficient liquidity and financial flexibility to continue to acquire attractive targets with high working interests that will position it to grow its cash flows in order to distributed to its shareholders as dividends and/or reinvested to further expand its base of cash flow generating assets. Pogo intends to maintain a conservative leverage profile and utilize a mix of cash flows from operations and issuance of debt and equity securities to finance future acquisitions.

Competitive Strengths

Pogo believes that the following competitive strengths will allow it to successfully execute its business strategies and achieve its primary business objective:

•        Permian Basin focused public company positioned as a preferred buyer in the basin.    Pogo believes that its focus on the Permian Basin will position it as a preferred buyer of Permian Basin working interests in known producing oil and gas fields. Pogo anticipates all of the post business combination with HNRA will be located in the Permian Basin, one of the most prolific oil plays in the United States. As of December 31, 2022, 100% of its current leasehold is located in an area with proven results from multiple stacked productive zones. Pogo’s properties in the Permian Basin are high-quality, high-margin, and oil weighted, and Pogo believes they will be viewed favorably by the investment community as compared to equity consideration diluted by lower quality assets located in less prolific basins. Pogo targets acquisitions of operated properties with high working interest percentages that are relatively undeveloped in the Permian Basin, and it believes the organic development of its acreage will result in substantial production growth regardless of acquisition activity.

•        Favorable and stable operating environment in the Permian Basin.    With over 400,000 wells drilled in the Permian Basin since 1900, the region features a reliable and predictable geological and regulatory environment, according to Enverus. Pogo believes that the impact of new technology, combined with the substantial geological information available about the Permian Basin, also reduces the risk of development and exploration activities as compared to other, emerging hydrocarbon basins. As of December 31, 2022, 100% of Pogo’s acreage was located in New Mexico and does not require federal approval to develop its 115 well patterns classified as PDNP reserves and does not have impediments in order to deliver Pogo’s production to market.

•        Experienced management team with an extensive track record.    Pogo’s management team has deep industry experience focused on development in the Permian Basin as well as other significant oil producing regions and has a track record of identifying acquisition targets, negotiating agreements, and successfully consummating acquisitions, and operating the acquired target using industry standards. Pogo plans to continue to evaluate and pursue acquisitions of all sizes. Pogo expects to benefit from the industry relationships fostered by its management team’s decades of experience in the oil and natural gas industry with a focus on the Permian Basin, in addition to leveraging its relationships with many E & P company executives.

•        Development potential of the properties underlying Pogo’s Permian Basin working interests.    Pogo’s assets consist of 100% working interests in a gross 13,700 acres located in the Northwest Shelf of the Permian Basin. Pogo expects production from its working interest ownership to increase its oil and gas production to 2,491 BOE from 1,292 BOE/d as it develops its PDNP reserves after completing 115 well patterns. Pogo believes its assets in the Permian Basin is in an earlier to mid-stage of development and that the average number of producing wells per section in its 13,700-acre leasehold will increase as Pogo continues to add PUD well patterns, which would allow Pogo to achieve higher realized cash flows to distributed to its shareholders as dividends and/or reinvested to further expand its base of cash flow generating assets. From December 2019 to December 2022, production attributable to Pogo’s working interest ownership in producing properties located in the Northwest Shelf of the Permian Basin increased from 683 BOE/d to 1,265 BOE/d. Pogo believes that once it completes its PDNP and PUD program as detailed in the Cobb & Associates reserve report, Pogo expects its BOE/d will increase to 1,296 BOE/d.

Crude Oil and Natural Gas Data

In this Proxy Statement, Pogo includes estimates of reserves associated with the assets located in New Mexico as of December 31, 2021, and December 31, 2022. Such reserve estimates are based on evaluations prepared by the independent petroleum engineering firm of Cobb & Associates, in accordance with Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Evaluation Engineers and definitions and guidelines established by the SEC.

Cobb & Associates, Inc. is an independent consulting firm founded in 1983. Its compensation is not contingent on the results obtained or reported. Frank J. Marek, a Registered Texas Professional Engineer and a senior technical advisor of Cobb & Associates, Inc., is primarily responsible for overseeing the preparation of the reserve report. His professional qualifications meet or exceed the qualifications of reserve estimators set forth in the “Standards Pertaining to Estimation and Auditing of Oil and Gas Reserves Information” promulgated by the Society of Petroleum Engineers. His qualifications include: Bachelor of Science degree in Petroleum Engineering from Texas A&M University 1977; member of the Society of Petroleum Engineers; member of the Society of Petroleum Evaluation Engineers; and 40 years of experience in estimating and evaluating reserve information and estimating and evaluating reserves; he is proficient in judiciously applying industry standard practices to engineering and geoscience evaluations as well as applying SEC and other industry reserve definitions and guidelines.

Preparation of Reserve Estimates

Pogo’s reserve estimates as of December 31, 2021 and December 31, 2022 included in this Proxy Statement are based on evaluations prepared by the independent petroleum engineering firm of Cobb & Associates in accordance with Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Evaluation Engineers and definitions and guidelines established by the SEC. Pogo selected Cobb & Associates as its independent reserve engineer for its historical experience and geographic expertise in engineering similar resources.

In accordance with rules and regulations of the SEC applicable to companies involved in crude oil and natural gas producing activities, proved reserves are those quantities of crude oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations. The term “reasonable certainty” means deterministically, the quantities of crude oil and/or natural gas are much more likely to be achieved than not, and probabilistically, there should be at least a 90% probability of recovering volumes equal to or exceeding the estimate. All of Pogo’s proved reserves were estimated using a deterministic method. The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable crude oil and natural gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions established under SEC rules. The process of estimating the quantities of recoverable reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into four broad categories or methods: (i) production performance-based methods, (ii) material balance-based methods; (iii) volumetric-based methods and (iv) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserves for proved developed producing wells were estimated using production performance methods. Non-producing reserve estimates, for developed and undeveloped properties, were forecast using a pattern simulation model.

To estimate economically recoverable proved reserves and related future net cash flows, Pogo considered many factors and assumptions, including the use of reservoir parameters derived from geological and engineering data that cannot be measured directly, economic criteria based on current costs and the SEC pricing requirements and forecasts of future production rates.

Under SEC rules, reasonable certainty can be established using techniques that have been proven effective by actual production from projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology that establishes reasonable certainty. Reliable technology is a grouping of one or more technologies (including computational methods) that have been field tested and have been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation. To establish reasonable certainty with respect to Pogo’s estimated proved reserves, the technologies and economic data used in the estimation of its proved reserves have been demonstrated to yield results with consistency and repeatability, and include production and well test data, downhole completion information, geologic data, electrical logs, radioactivity logs, core data, and historical well cost and operating expense data.

Internal Controls

Pogo’s internal staff of petroleum engineers and geoscience professionals work closely with its independent reserve engineer to ensure the integrity, accuracy and timeliness of data furnished to such independent reserve engineer in their preparation of reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation. As a result, the estimates of different engineers often vary. In addition, the results of drilling, testing and production may justify revisions of such estimates. Accordingly, reserve estimates often differ from the quantities of oil and natural gas that are ultimately recovered. See “Other Risk Factors of Pogo” appearing elsewhere in this Proxy Statement. Pogo’s engineering group is responsible for the internal review of reserve estimates Pogo’s Chief Operating Officer is primarily responsible for overseeing the preparation of its reserve estimates and has more than 16 years of experience as an engineer. Pogo’s Chief Executive Officer is directly responsible for overseeing the engineering group.

No portion of Pogo’s engineering group’s compensation is directly dependent on the quantity of reserves booked. The engineering group reviews the estimates with the third-party petroleum consultant, Cobb & Associates, an independent petroleum engineering firm.

Summary of Reserves

The following table presents Pogo’s estimated proved reserves as of December 31, 2021 and December 31, 2022. The reserve estimates presented in the table below are based on reports prepared by Cobb & Associates, Pogo’s independent petroleum engineers, which reports were prepared in accordance with current SEC rules and regulations regarding oil and natural gas reserve reporting:

	December 31, 2022(1)	December 31, 2021(2)
Estimated proved developed producing reserves:
Crude Oil (MBbls)	6,060	5,649
Natural Gas (MMcf)	2,077	1,536
NGLs (MBbls)	0	0
Total (MBOE)	6,406	5,905

Estimated proved non-producing reserves:
Crude Oil (MBbls)	6,954	7,513
Natural Gas (MMcf)	1,496	1,339
NGLs (MBbls)	0	0
Total (MBOE)	7,203	7,736

Estimated proved undeveloped reserves:
Crude Oil (MBbls)	4,564	4,707
Natural Gas (MMcf)	1,000	839
NGLs (MBbls)	0	0
Total (MBOE)	4,730	4,847

Estimated proved reserves:
Crude Oil (MBbls)	17,577	17,868
Natural Gas (MMcf)	4,572	3,714
NGLs (MBbls)	0	0
Total (MBOE)	18,339	18,487

____________

(1)      Pogo’s estimated proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For crude oil volumes, the average WTI posted price of $93.67 per Bbl as of December 31, 2022 was adjusted for quality, transportation fees and a regional price differential. For natural gas volumes, the average Henry Hub spot price of $6.35 per MMBtu as of December 31, 2022 was adjusted for energy content, transportation fees and a regional price differential. The average adjusted product prices weighted by production over the remaining lives of the proved properties are $94.53 per Bbl of crude oil and $4.14 per Mcf of natural gas as of December 31, 2022.

(2)      Pogo’s estimated proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For crude oil volumes, the average WTI posted price of $66.56 per Bbl as of December 31, 2021 was adjusted for quality, transportation fees and a regional price differential. For natural gas volumes, the average Henry Hub spot price of $3.598 per MMBtu as of December 31, 2021was adjusted for energy content, transportation fees and a regional price differential. The average adjusted product prices weighted by production over the remaining lives of the proved properties are $65.73 per Bbl of crude oil and $2.73 per Mcf of natural gas as of December 31, 2021.

Reserve engineering is a process of estimating volumes of economically recoverable crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation. As a result, the estimates of different engineers often vary. In addition, the results of drilling, testing, and production may justify revisions of such estimates. Accordingly, reserve estimates often differ from the quantities of crude oil and natural gas that are ultimately recovered. Estimates of economically recoverable crude oil and natural gas and of future net revenues are based on a number of variables and assumptions, all of which may vary from actual results, including geologic interpretation, prices, and future production rates and costs. Please read “Other Risk Factors of Pogo.”

Additional information regarding Pogo’s proved reserves can be found in the notes to its financial statements included elsewhere in this Proxy Statement and its proved reserve reports, which are included as annexes to this Proxy Statement.

PUDs

As of December 31, 2021, Pogo estimated its PUD reserves to be 4,707 MBbls of crude oil and 839 MMcf of natural gas for a total of 4,847 MBOE. As of December 31, 2022, Pogo estimated its PUD reserves to be 4,564 MBbls of crude oil and 1,000 MMcf of natural gas for a total of 4,730 MBOE. PUDs will be converted from undeveloped to developed as the applicable wells begin production.

The following table summarizes Pogo’s changes in PUD reserves during the year ended December 31, 2021 (in MBOE):

Proved Undeveloped Reserves (MBOE)
Balance, December 31, 2020	0
Acquisitions of Reserves	0
Extensions and Discoveries	4,847
Revisions of Previous Estimates	0
Transfers to Estimated Proved Developed	0
Balance, December 31, 2021	4,847

Changes in Pogo’s PUD reserves that occurred during the year ended December 31, 2021 were due to successful pilot wells for the Seven Rivers waterflood implementation, which resulted in the subsequent identification of 43 development patterns.

The following table summarizes Pogo’s changes in PUD reserves during the nine months ended December 31, 2022 (in MBOE):

Proved Undeveloped Reserves (MBOE)
Balance, December 31, 2021	4,847
Acquisitions of Reserves	0
Extensions and Discoveries	0
Revisions of Previous Estimates	(117)
Transfers to Estimated Proved Developed	0
Balance, December 31, 2022	4,730

Changes in Pogo’s PUD reserves that occurred during the year ended December 31, 2022 were primarily due to increased operating costs.

Pogo has not made any capital expenditures in order to convert its existing PUDs because Pogo has been allocating its capital resources to convert PDNP reserves to PDP reserves and not to convert its PUD reserves to PDNP or PDP reserves.

Pogo’s PUD reserves at December 31, 2022 are based on a development plan instituted by Pogo’s management. All of such reserves are scheduled to be developed within five years from the date such locations were initially disclosed as PUD reserves. Our development plan is prepared annually by management and approved by the Board of Directors. Our PUD reserves only represent reserves that are scheduled, based on such plan, to be developed within five years from the date such locations were initially disclosed as PUDs. At December 31, 2022, Pogo estimates that its future development costs relating to the development of PUD reserves are $0 in 2023, $28.8 million in 2024 and $22.2 million in 2025. Under our development plan, our existing PUDs are expected to be converted to PDP reserves by 2025.

Crude Oil and Natural Gas Production Prices and Costs

Production and Price History

The following table sets forth information regarding net production of crude oil and natural gas and certain price and cost information for each of the periods indicated:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Production data:
Crude Oil (MBbls)	397	332
Natural Gas (MMcf)	457	355
NGLs (MBbls)	0	0
Total (MBOE)	473	391

Average realized prices:
Crude Oil (per Bbl)	$95.66	$67.98
Natural Gas (per Mcf)	$4.29	$3.97
NGLs (per Bbl)	$0.00	$0.00
Total (per BOE)(1)	$84.41	$61.30

Average cost (per BOE):
Lease Operating Expenses	$17.79	$13.58
Production and ad valorem taxes	$7.05	$5.33

____________

(1)      “Btu-equivalent” production volumes are presented on an oil-equivalent basis using a conversion factor of six Mcf of natural gas per Bbl of “oil equivalent,” which is based on approximate energy equivalency and does not reflect the price or value relationship between crude oil and natural gas.

Productive Wells

Productive wells located on Pogo’s leasehold consist of producing vertical wells that are capable of producing oil and gas in paying quantities and are not dry wells. As of December 31, 2022, Pogo owned working interests in 342 producing wells, 207 water injectors, and one water source well, all located on its 13,700 gross acre leasehold. Only one well owned by Pogo is approved to be plugged and abandoned.

Pogo is not aware of any dry holes drilled on the acreage underlying its working interest during the relevant periods.

The following table sets forth the total number of gross and net productive wells, all of which are oil wells.

	As of December 31, 2022
	Gross	Net
Productive	342	342
Dry holes	—	—
Total	342	342

Drilling and other exploration and development activities

For the years ended 2022, 2021, and 2020, Pogo did not drill any new wells.

As of December 31, 2022, there were no wells being completed or waiting on completion. Furthermore, we were not installing any waterfloods or pressure maintenance systems or engaging in any other development activity as of such date.

Acreage and Ownership

The following figures sets forth information relating to Pogo’s acreage for its working interests as of December 31, 2022:

Pogo owns 100% working interests that is subject to a 16% weighted average net royalty interest across its 13,700 gross acres as of December 31, 2022. For information regarding the impact of lease expirations on our interests, please see “Risk Factors — Risk Factors Related to Pogo — Risks Related to Pogo’s Business.” All of Pogo’s 13,700 acres are held by production and or not under any mandatory lease expiration.

Pogo’s leasehold is 100% operated through its wholly owned subsidiary LH Operating and 100% of its 13,700 gross acre leasehold is HBP. The leasehold is comprised of 23 total leases, 20 BLM and 3 NM State leases. Ninety-seven percent of its leasehold classified as PDP has title opinion coverage. For regulatory purposes, the current producing reservoirs, 7R, Queen, Grayburg, and San Andres, are considered a single, unitized pool (“pool”) for all current PDP reserves and PDNP reserves. No regulatory approval is required prior to performing workovers on existing wells within the pool (i.e. perforations, fracking, or acidizing, etc.).

LH Operating, LLC was created to solely manage this asset on behalf of Pogo. LH Operating has performed its duties for two (2) years without any known liabilities, and are in good standing with regulatory agencies. LH Operating is fully bonded to operate in New Mexico.

Leasehold acreage

The following table sets forth certain information regarding the total developed and undeveloped acreage in which Pogo owned an interest as of December 31, 2022.

	Developed Acres		Undeveloped Acres
	Gross	Net	Gross	Net
Total	13,700	13,700	—	—

Pogo’s acreage has undergone development activities, including drilling, completion, and production operations in the Grayburg/San Andres (“legacy zones”) and/or the Seven Rivers waterflood zones. As a result, there are no remaining acreage portions that require initial development. Pogo has identified new potential proved reserves within the incremental waterflood zone of the Seven Rivers. The undeveloped reserves in this context signify the portion of hydrocarbons within the Seven Rivers waterflood zone that have yet to be produced or fully exploited. The planned additional development of the Seven Rivers zone as recognized with the PUD reserves are associated with approximately 1,677 acres of the 13,700 total developed acres.

Regulation

The following disclosure describes regulations directly associated with E&P companies who are classified with state and federal regulatory agencies as Operator of record of crude oil and natural gas properties, including Pogo.

Crude oil and natural gas operations are subject to various types of legislation, regulation and other legal requirements enacted by governmental authorities. This legislation and regulation affecting the crude oil and natural gas industry is under constant review for amendment or expansion. Some of these requirements carry substantial penalties for failure to comply. The regulatory burden on the crude oil and natural gas industry increases the cost of doing business.

Environmental Matters

Crude oil and natural gas exploration, development and production operations are subject to stringent laws and regulations governing the discharge of materials into the environment or otherwise relating to protection of the environment or occupational health and safety. These laws and regulations have the potential to impact production on the properties in which Pogo owns working interest, which could materially adversely affect its business and its prospects. Numerous federal, state and local governmental agencies, such as the EPA, issue regulations that often require difficult and costly compliance measures that carry substantial administrative, civil and criminal penalties and may result in injunctive obligations for non-compliance. These laws and regulations may require the acquisition of a permit before drilling commences, restrict the types, quantities and concentrations of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit construction or drilling activities on certain lands lying within wilderness, wetlands, ecologically sensitive and other protected areas, require action to prevent or remediate pollution from current or former operations, such as plugging abandoned wells or closing earthen pits, result in the suspension or revocation of necessary permits, licenses and authorizations, require that additional pollution controls be installed and impose substantial liabilities for pollution resulting from operations. The strict, joint and several liability nature of such laws and regulations could impose liability upon the Operator of record regardless of fault. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances, hydrocarbons or other waste products into the environment. Changes in environmental laws and regulations occur frequently, and any changes that result in more stringent and costly pollution control or waste handling, storage, transport, disposal or cleanup requirements could materially adversely affect Pogo’s business and prospects.

Non-Hazardous and Hazardous Waste

The Resource Conservation and Recovery Act (“RCRA”), and comparable state statutes and regulations promulgated thereunder, affect crude oil and natural gas exploration, development, and production activities by imposing requirements regarding the generation, transportation, treatment, storage, disposal and cleanup of hazardous and non-hazardous wastes. With federal approval, the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with their own, more stringent requirements. Administrative, civil and criminal penalties can be imposed for failure to comply with waste handling requirements. Although most wastes associated with the exploration, development and production of crude oil and natural gas are exempt from regulation as hazardous wastes under RCRA, these wastes typically constitute nonhazardous solid wastes that are subject to less stringent requirements. From time to time, the EPA and state regulatory agencies have considered the adoption of stricter disposal standards for nonhazardous wastes, including crude oil and natural gas wastes. Moreover, it is possible that some wastes generated in connection with exploration and production of oil and gas that are currently classified as nonhazardous may, in the future, be designated as “hazardous wastes,” resulting in the wastes being subject to more rigorous and costly management and disposal requirements. On May 4, 2016, a coalition of environmental groups filed a lawsuit against EPA in the U.S. District Court for the District of Columbia for failing to update its RCRA Subtitle D criteria regulations governing the disposal of certain crude oil and natural gas drilling wastes. In December 2016, EPA and the environmental groups entered into a consent decree to address EPA’s alleged failure. In response to the consent decree, in April 2019, the EPA signed a determination that revision of the regulations is not necessary at this time. However, any changes in the laws and regulations could have a material adverse effect on the Operator of record (Pogo) of its properties’ capital expenditures and operating expenses, which in turn could affect production from the acreage underlying Pogo’s working interests and adversely affect Pogo’s business and prospects.

Remediation

The Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) and analogous state laws generally impose strict, joint and several liability, without regard to fault or legality of the original conduct, on classes of persons who are considered to be responsible for the release of a “hazardous substance” into the environment. These persons include the current owner or operator of a contaminated facility, a former owner or operator of the facility at the time of contamination, and those persons that disposed or arranged for the disposal of the hazardous substance at the facility. Under CERCLA and comparable state statutes, persons deemed “responsible parties” may be subject to strict, joint and several liability for the costs of removing or remediating previously disposed wastes (including wastes disposed of or released by prior owners or operators) or property contamination (including groundwater contamination), for damages to natural resources and for the costs of certain health studies. In addition, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. In addition, the risk of accidental spills or releases could expose Pogo’s working interests underlying its leasehold acreage to significant liabilities that could have a material adverse effect on the operators’ businesses, financial condition and results of operations. Liability for any contamination under these laws could require Pogo to make significant expenditures to investigate and remediate such contamination or attain and maintain compliance with such laws and may otherwise have a material adverse effect on their results of operations, competitive position or financial condition.

Water Discharges

The Clean Water Act (“CWA”), the SDWA, the Oil Pollution Act of 1990 (“OPA”), and analogous state laws and regulations promulgated thereunder impose restrictions and strict controls regarding the unauthorized discharge of pollutants, including produced waters and other crude oil and natural gas wastes, into regulated waters. The definition of regulated waters has been the subject of significant controversy in recent years. The EPA and U.S. Army Corps of Engineers published a revised definition on January 18, 2023, which has been challenged in court. To the extent any future rule expands the scope of jurisdiction, it may impose greater compliance costs or operational requirements on Pogo.as the Operator of record. The discharge of pollutants into regulated waters is prohibited, except in accordance with the terms of a permit issued by the EPA or the state. The CWA and regulations implemented thereunder also prohibit the discharge of dredge and fill material into regulated waters, including jurisdictional wetlands, unless authorized by an appropriately issued permit. In addition, spill prevention, control and countermeasure plan requirements under federal law require appropriate containment berms and similar structures to help prevent the contamination of navigable waters in the event of a petroleum hydrocarbon tank spill, rupture or leak. Production EPA has also adopted regulations requiring certain crude oil and natural gas facilities to obtain individual permits or coverage under general permits for storm water discharges, and in June 2016, the EPA finalized effluent limitation guidelines for the discharge of wastewater from hydraulic fracturing.

The OPA is the primary federal law for crude oil spill liability. The OPA contains numerous requirements relating to the prevention of and response to petroleum releases into regulated waters, including the requirement that operators of offshore facilities and certain onshore facilities near or crossing waterways must develop and maintain facility response contingency plans and maintain certain significant levels of financial assurance to cover potential environmental cleanup and restoration costs. The OPA subject’s owners of facilities to strict, joint and several liability for all containment and cleanup costs and certain other damages arising from a release, including, but not limited to, the costs of responding to a release of crude oil into surface waters.

Noncompliance with the CWA, the SDWA, or the OPA may result in substantial administrative, civil and criminal penalties, as well as injunctive obligations, for the Operator of record (Pogo) underlying its leasehold working interest.

Air Emissions

The CAA, and comparable state laws and regulations, regulate emissions of various air pollutants through the issuance of permits and the imposition of other requirements. The EPA has developed, and continues to develop, stringent regulations governing emissions of air pollutants at specified sources. New facilities may be required to obtain permits before work can begin, and existing facilities may be required to obtain additional permits and incur capital costs in order to remain in compliance. For example, in June 2016, the EPA established criteria for aggregating multiple small surface sites into a single source for air quality permitting purposes, which could cause small facilities, on an aggregate basis, to be deemed a major source subject to more stringent air permitting processes and requirements. These laws and regulations may increase the costs of compliance for crude oil and natural gas producers and impact production of the acreage underlying Pogo’s working interests. In addition, federal and state regulatory agencies can impose administrative, civil and criminal penalties for non-compliance with air permits or other requirements of the federal CAA and associated state laws and regulations. Moreover, obtaining or renewing permits has the potential to delay the development of crude oil and natural gas projects.

Climate Change

Climate change continues to attract considerable public and scientific attention. As a result, numerous proposals have been made and are likely to continue to be made at the international, national, regional and state levels of government to monitor and limit emissions of carbon dioxide, methane and other GHGs. These efforts have included consideration of cap-and-trade programs, carbon taxes, GHG reporting and tracking programs and regulations that directly limit GHG emissions from certain sources.

In the United States, no comprehensive climate change legislation has been implemented at the federal level. However, President Biden has highlighted addressing climate change as a priority of his administration and has issued several executive orders addressing climate change. Moreover, following the U.S. Supreme Court finding that GHG emissions constitute a pollutant under the CAA, the EPA has adopted regulations that, among other things, establish construction and operating permit reviews for GHG emissions from certain large stationary sources, require the monitoring and annual reporting of GHG emissions from certain petroleum and natural gas system sources in the United States, and together with the DOT, implementing GHG emissions limits on vehicles manufactured for operation in the United States. The regulation of methane from oil and gas facilities has been subject to uncertainty in recent years. In September 2020, the Trump Administration revised regulations initially promulgated in June 2016 to rescind certain methane standards and remove the transmission and storage segments from the source category for certain regulations. However, subsequently, the U.S. Congress approved, and President Biden signed into law, a resolution under the Congressional Review Act to repeal the September 2020 revisions to the methane standards, effectively reinstating the prior standards. Additionally, in November 2021, the EPA issued a proposed rule that, if finalized, would establish new source and first-time existing source standards of performance for methane and volatile organic compound emissions for oil and gas facilities. Operators of affected facilities will have to comply with specific standards of performance to include leak detection using optical gas imaging and subsequent repair requirement, and reduction of emissions by 95% through capture and control systems. The EPA issued supplemental rules regarding methane emissions on December 6, 2022. The IRA established the Methane Emissions Reduction Program, which imposes a charge on methane emissions from certain petroleum and natural gas facilities, which may apply to our operations in the future and may require us to expend material sums. We cannot predict the scope of any final methane regulatory requirements or the cost to comply with such requirements. However, given the long-term trend toward increasing regulation, future federal GHG regulations of the oil and gas industry remain a significant possibility.

Separately, various states and groups of states have adopted or are considering adopting legislation, regulation or other regulatory initiatives that are focused on such areas as GHG cap and trade programs, carbon taxes, reporting and tracking programs, and restriction of emissions. For example, New Mexico has adopted regulations to restrict the venting or flaring of methane from both upstream and midstream operations. At the international level, the United Nations-sponsored “Paris Agreement” requires member states to submit non-binding, individually-determined reduction goals known as Nationally Determined Contributions every five years after 2020. President Biden has recommitted the United States to the Paris Agreement and, in April 2021, announced a goal of reducing the United States’ emissions by 50-52% below 2005 levels by 2030. Additionally, at COP26 in Glasgow in November 2021, the United States and the European Union jointly announced the launch of a Global Methane Pledge, an initiative committing to a collective goal of reducing global methane emissions by at least 30 percent from 2020 levels by 2030, including “all feasible reductions” in the energy sector. The full impact of these actions cannot be predicted at this time.

Governmental, scientific, and public concern over the threat of climate change arising from GHG emissions has resulted in increasing political risks in the United States, including climate change related pledges made by certain candidates now in public office. On January 27, 2021, President Biden issued an Executive Order that calls for substantial action on climate change, including, among other things, the increased use of zero-emission vehicles by the federal government, the elimination of subsidies provided to the fossil fuel industry, and increased emphasis on climate-related risks across government agencies and economic sectors. The Biden Administration has also called for restrictions on leasing on federal land, including the Department of the Interior’s publication of a report recommending various changes to the federal leasing program, though many such changes would require Congressional action. Substantially all of Pogo’s interests are located on state and federal, and it cannot predict the full impact of these developments or whether the Biden Administration may pursue further restrictions. Other actions that could be pursued by the Biden Administration may include the imposition of more restrictive requirements for the establishment of pipeline infrastructure or the permitting of LNG export facilities, as well as more restrictive GHG emission limitations for oil and gas facilities. Litigation risks are also increasing as a number of entities have sought to bring suit against various oil and natural gas companies in state or federal court, alleging among other things that such companies created public nuisances by producing fuels that contributed to climate change or alleging that the companies have been aware of the adverse effects of climate change for some time but defrauded their investors or customers by failing to adequately disclose those impacts.

There are also increasing financial risks for fossil fuel producers as shareholders currently invested in fossil-fuel energy companies may elect in the future to shift some or all of their investments into non-fossil fuel related sectors. Institutional lenders who provide financing to fossil fuel energy companies also have become more attentive to sustainable lending practices and some of them may elect not to provide funding for fossil fuel energy companies. For example, at COP26, GFANZ announced that commitments from over 450 firms across 45 countries had resulted in over $130 trillion in capital committed to net zero goals. The various sub-alliances of GFANZ generally require participants to set short-term, sector-specific targets to transition their financing, investing, and/or underwriting activities to net zero emissions by 2050. There is also a risk that financial institutions will be required to adopt policies that have the effect of reducing the funding provided to the fossil fuel sector. In late 2021, the Federal Reserve announced that it had joined the Network for Greening the Financial System, a consortium of financial regulators focused on addressing climate-related risks in the financial sector. Subsequently, in November 2021, the Federal Reserve issued a statement in support of the efforts of the Network for Greening the Financial System to identify key issues and potential solutions for the climate-related challenges most relevant to central banks and supervisory authorities. Limitation of investments in and financing for fossil fuel energy companies could result in the restriction, delay or cancellation of drilling programs or development or production activities. Additionally, the SEC announced its intention to promulgate rules requiring climate disclosures. Although the form and substance of these requirements is not yet known, this may result in additional costs to comply with any such disclosure requirements.

The adoption and implementation of new or more stringent international, federal or state legislation, regulations or other regulatory initiatives that impose more stringent standards for GHG emissions from the oil and natural gas sector or otherwise restrict the areas in which this sector may produce oil and natural gas or generate the GHG emissions could result in increased costs of compliance or costs of consuming, and thereby reduce demand for oil and natural gas, which could reduce the profitability of Pogo’s working interests. Additionally, political, litigation and financial risks may result in Pogo restricting or cancelling production activities, incurring liability for infrastructure damages as a result of climatic changes, or impairing their ability to continue to operate in an economic manner, which also could reduce the profitability of Pogo’s working interests. One or more of these developments could have a material adverse effect on Pogo’s business, financial condition and results of operation.

Climate change may also result in various physical risks, such as the increased frequency or intensity of extreme weather events or changes in meteorological and hydrological patterns, that could adversely impact our operations and Pogo’s supply chains. Such physical risks may result in damage to Pogo’s facilities or otherwise adversely impact our operations, such as if they become subject to water use curtailments in response to drought, or demand for their products, such as to the extent warmer winters reduce the demand for energy for heating purposes. Extreme weather conditions can interfere with production and increase costs and damage resulting from extreme weather may not be fully insured. However, at this time, Pogo is unable to determine the extent to which climate change may lead to increased storm or weather hazards affecting its business.

Regulation of Hydraulic Fracturing

Hydraulic fracturing is an important and common practice that is used to stimulate production of hydrocarbons from tight formations. The process involves the injection of water, sand and chemicals under pressure into formations to fracture the surrounding rock and stimulate production. Hydraulic fracturing operations have historically been overseen by state regulators as part of their crude oil and natural gas regulatory programs. However, several agencies have asserted regulatory authority over certain aspects of the process. For example, in August 2012, the EPA finalized regulations under the federal CAA that establish new air emission controls for crude oil and natural gas production and natural gas processing operations. Federal regulation of methane emissions from the oil and gas sector has been subject to substantial controversy in recent years. For more information, see “Risk Factors titled “Pogo’s Operations,” as with many E&P operators, are subject to a series of risks arising from climate change.

In addition, governments have studied the environmental aspects of hydraulic fracturing practices. These studies, depending on their degree of pursuit and whether any meaningful results are obtained, could spur initiatives to further regulate hydraulic fracturing under the SDWA or other regulatory authorities. For example, in December 2016, the EPA issued its final report on a study it had conducted over several years regarding the effects of hydraulic fracturing on drinking water sources. The final report, concluded that “water cycle” activities associated with hydraulic fracturing may impact drinking water under certain limited circumstances.

Several states have adopted, or are considering adopting, regulations that could restrict or prohibit hydraulic fracturing in certain circumstances and/or require the disclosure of the composition of hydraulic fracturing fluids. For example, the Railroad Commission of Texas has previously issued a “well integrity rule,” which updates the requirements for drilling, putting pipe down, and cementing wells. The rule also includes new testing and reporting requirements, such as: (i) the requirement to submit cementing reports after well completion or after cessation of drilling, whichever is later; and (ii) the imposition of additional testing on wells less than 1,000 feet below usable groundwater. The well integrity rule took effect in January 2014. Local governments also may seek to adopt ordinances within their jurisdictions regulating the time, place and manner of drilling activities in general or hydraulic fracturing activities in particular or prohibit the performance of well drilling in general or hydraulic fracturing in particular.

State and federal regulatory agencies recently have focused on a possible connection between the hydraulic fracturing related activities, particularly the disposal of produced water in underground injection wells, and the increased occurrence of seismic activity. When caused by human activity, such events are called induced seismicity. In some instances, operators of injection wells in the vicinity of seismic events have been ordered to reduce injection volumes or suspend operations. Some state regulatory agencies, including those in Colorado, Ohio, Oklahoma and Texas, have modified their regulations to account for induced seismicity. For example, in October 2014, the Railroad Commission published a new rule governing permitting or re-permitting of disposal wells that would require, among other things, the submission of information on seismic events occurring within a specified radius of the disposal well location, as well as logs, geologic cross sections and structure maps relating to the disposal area in question. If the permittee or an applicant of a disposal well permit fails to demonstrate that the produced water or other fluids are confined to the disposal zone or if scientific data indicates such a disposal well is likely to be or determined to be contributing to seismic activity, then the agency may deny, modify, suspend or terminate the permit application or existing operating permit for that well. The Railroad Commission of Texas has used this authority to deny permits for waste disposal wells. In some instances, regulators may also order that disposal wells be shut in. In late 2021, the Railroad Commission of Texas issued a notice to operators of disposal wells in the Midland area, to reduce saltwater disposal well actions and provide certain data to the commission. Separately, in November 2021, New Mexico implemented protocols requiring operators to take various actions within a specified proximity of certain seismic activity, including a requirement to limit injection rates if a seismic event is of a certain magnitude. As a result of these developments, Pogo as the Operator of record may be required to curtail operations or adjust development plans, which may adversely impact Pogo’s business.

The USGS has identified six states with the most significant hazards from induced seismicity, including New Mexico, Oklahoma and Texas. In addition, a number of lawsuits have been filed, most recently in Oklahoma, alleging that disposal well operations have caused damage to neighboring properties or otherwise violated state and federal rules regulating waste disposal. These developments could result in additional regulation and restrictions on the use of injection wells and hydraulic fracturing. Such regulations and restrictions could cause delays and impose additional costs and restrictions on Pogo’s properties and on their waste disposal activities.

If new laws or regulations that significantly restrict hydraulic fracturing and related activities are adopted, such laws could make it more difficult or costly to perform fracturing to stimulate production from tight formations. In addition, if hydraulic fracturing is further regulated at the federal or state level, fracturing activities could become subject to additional permitting and financial assurance requirements, more stringent construction specifications, increased monitoring, reporting and recordkeeping obligations, plugging and abandonment requirements and also to attendant permitting delays and potential increases in costs. Such legislative changes could cause Pogo to incur substantial compliance costs, and compliance or the consequences of any failure to comply could have a material adverse effect on Pogo’s financial condition and results of operations. At this time, it is not possible to estimate the impact on Pogo’s business of newly enacted or potential federal or state legislation governing hydraulic fracturing.

Endangered Species Act

The ESA restricts activities that may affect endangered and threatened species or their habitats. The designation of previously unidentified endangered or threatened species could cause E&P operators to incur additional costs or become subject to operating delays, restrictions or bans in the affected areas. Recently, there have been renewed calls to review protections currently in place for the dunes sagebrush lizard, whose habitat includes parts of the Permian Basin, and to reconsider listing the species under the ESA. For example, in October 2019 environmental groups filed a lawsuit against the FWS seeking to compel the agency to list the species under the ESA, and in July 2020, FWS agreed to initiate a 12-month review to determine whether listing the species was warranted, which determination remains outstanding. Additionally, in June 2021, the FWS proposed to list two distinct population sections of the Lesser Prairie Chicken, including one in portions of the Permian Basin, under the ESA, which was finalized on November 25, 2022. To the extent species are listed under the ESA or similar state laws, or previously unprotected species are designated as threatened or endangered in areas where Pogo’s properties are located, operations on those properties could incur increased costs arising from species protection measures and face delays or limitations with respect to production activities thereon.

Employee Health and Safety

Operations on Pogo’s properties are subject to a number of federal and state laws and regulations, including the federal Occupational Safety and Health Act (“OSHA”) and comparable state statutes, whose purpose is to protect the health and safety of workers. In addition, the OSHA hazard communication standard, the EPA community right-to-know regulations under Title III of the federal Superfund Amendment and Reauthorization Act, and comparable state statutes require that information be maintained concerning hazardous materials used or produced in operations and that this information be provided to employees, state and local government authorities and citizens.

Other Regulation of the Crude Oil and Natural Gas Industry

The crude oil and natural gas industry is extensively regulated by numerous federal, state and local authorities. Legislation affecting the crude oil and natural gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state, are authorized by statute to issue rules and regulations that are binding on the crude oil and natural gas industry and its individual members, some of which carry substantial penalties for failure to comply. Although the regulatory burden on the crude oil and natural gas industry increases the cost of doing business, these burdens generally do not affect us any differently or to any greater or lesser extent than they affect other companies in the industry with similar types, quantities and locations of production.

The availability, terms and conditions and cost of transportation significantly affect sales of crude oil and natural gas. The interstate transportation of crude oil and natural gas and the sale for resale of natural gas is subject to federal regulation, including regulation of the terms, conditions and rates for interstate transportation, storage and various other matters, primarily by the Federal Energy Regulatory Commission (“FERC”). Federal and state regulations govern the price and terms for access to crude oil and natural gas pipeline transportation. FERC’s regulations for interstate crude oil and natural gas transmission in some circumstances may also affect the intrastate transportation of crude oil and natural gas.

Pogo cannot predict whether new legislation to regulate crude oil and natural gas might be proposed, what proposals, if any, might actually be enacted by the U.S. Congress or the various state legislatures, and what effect, if any, the proposals might have on its operations. Sales of crude oil and condensate are not currently regulated and are made at market prices.

Drilling and Production

The operations on Pogo’s properties are subject to various types of regulation at the federal, state and local level. These types of regulation include requiring permits for the drilling of wells, drilling bonds and reports concerning operations. The state, and some counties and municipalities, in which Pogo operates also regulate one or more of the following:

•        the location of wells;

•        the method of drilling and casing wells;

•        the timing of construction or drilling activities, including seasonal wildlife closures;

•        the rates of production or “allowables”;

•        the surface use and restoration of properties upon which wells are drilled;

•        the plugging and abandoning of wells;

•        and notice to, and consultation with, surface owners and other third parties.

State laws regulate the size and shape of drilling and spacing units or proration units governing the pooling of crude oil and natural gas properties. Some states allow forced pooling or integration of tracts to facilitate exploration while other states rely on voluntary pooling of lands and leases. In some instances, forced pooling or unitization may be implemented by third parties and may reduce Pogo’s interest in the unitized properties. In addition, state conservation laws establish maximum rates of production from crude oil and natural gas wells, generally prohibit the venting or flaring of natural gas and impose requirements regarding the ratability of production. These laws and regulations may limit the amount of crude oil and natural gas that the Pogo’s properties can produce from Pogo’s wells or limit the number of wells or the locations at which can be drill. Moreover, each state generally imposes a production or severance tax with respect to the production and sale of crude oil and natural gas within its jurisdiction. States do not regulate wellhead prices or engage in other similar direct regulation, but Pogo cannot assure you that they will not do so in the future. The effect of such future regulations may be to limit the amounts of crude oil and natural gas that may be produced from Pogo’s wells, negatively affect the economics of production from these wells or to limit the number of locations operators can drill.

Federal, state and local regulations provide detailed requirements for the abandonment of wells, closure or decommissioning of production facilities and pipelines and for site restoration in areas where Pogo operates. The U.S. Army Corps of Engineers and many other state and local authorities also have regulations for plugging and abandonment, decommissioning and site restoration. Although the U.S. Army Corps of Engineers does not require bonds or other financial assurances, some state agencies and municipalities do have such requirements.

Natural Gas Sales and Transportation

FERC has jurisdiction over the transportation and sale for resale of natural gas in interstate commerce by natural gas companies under the Natural Gas Act of 1938 (“NGA”) and the Natural Gas Policy Act of 1978. Since 1978, various federal laws have been enacted which have resulted in the complete removal of all price and non-price controls for sales of domestic natural gas sold in “first sales.”

Under the Energy Policy Act of 2005, FERC has substantial enforcement authority to prohibit the manipulation of natural gas markets and enforce its rules and orders, including the ability to assess substantial civil penalties. FERC also regulates interstate natural gas transportation rates and service conditions and establishes the terms under which Pogo’s properties may use interstate natural gas pipeline capacity, as well as the revenues received for release of natural gas pipeline capacity. Interstate pipeline companies are required to provide nondiscriminatory transportation services to producers, marketers and other shippers, regardless of whether such shippers are affiliated with an interstate pipeline company. FERC’s initiatives have led to the development of a competitive, open access market for natural gas purchases and sales that permits all purchasers of natural gas to buy gas directly from third-party sellers other than pipelines.

Gathering service, which occurs upstream of jurisdictional transmission services, is regulated by the states onshore and in state waters. Section 1(b) of the NGA exempts natural gas gathering facilities from regulation by FERC under the NGA. FERC has in the past reclassified certain jurisdictional transmission facilities as non-jurisdictional gathering facilities, which may increase the operators’ costs of transporting gas to point-of-sale locations. This may, in turn, affect the costs of marketing natural gas that Pogo’s properties produce.

Historically, the natural gas industry was more heavily regulated; therefore, Pogo cannot guarantee that the regulatory approach currently pursued by FERC and the U.S. Congress will continue indefinitely into the future nor can Pogo determine what effect, if any, future regulatory changes might have on its natural gas related activities.

Crude Oil Sales and Transportation

Crude oil sales are affected by the availability, terms and cost of transportation. The transportation of crude oil in common carrier pipelines is also subject to rate regulation. FERC regulates interstate crude oil pipeline transportation rates under the Interstate Commerce Act and intrastate crude oil pipeline transportation rates are subject to regulation by state regulatory commissions. The basis for intrastate crude oil pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate crude oil pipeline rates, varies from state to state. Insofar as effective interstate and intrastate rates are equally applicable to all comparable shippers, Pogo believes that the regulation of crude oil transportation rates will not affect its operations in any materially different way than such regulation will affect the operations of its competitors.

Further, interstate and intrastate common carrier crude oil pipelines must provide service on a non-discriminatory basis. Under this open access standard, common carriers must offer service to all similarly situated shippers requesting service on the same terms and under the same rates. When crude oil pipelines operate at full capacity, access is governed by pro-rationing provisions set forth in the pipelines’ published tariffs. Accordingly, Pogo believes that access to crude oil pipeline transportation services of Pogo’s properties will not materially differ from Pogo’s competitors’ access to crude oil pipeline transportation services.

State Regulation

New Mexico regulates the drilling for, and the production, gathering and sale of, crude oil and natural gas, including imposing severance taxes and requirements for obtaining drilling permits. New Mexico currently imposes a 3.75% severance tax on the market value of crude oil and natural gas production as well as other production taxes for conservation, schools, ad valorem, and equipment. Combined, these taxes amount to 8-9% tax on market value of crude and natural gas production. States also regulate the method of developing new fields, the spacing and operation of wells and the prevention of waste of crude oil and natural gas resources.

States may regulate rates of production and may establish maximum daily production allowables from crude oil and natural gas wells based on market demand or resource conservation, or both. States do not regulate wellhead prices or engage in other similar direct economic regulation, but Pogo cannot assure you that they will not do so in the future. Should direct economic regulation or regulation of wellhead prices by the states increase, this could limit the amount of crude oil and natural gas that may be produced from wells on Pogo’s properties and the number of wells or locations Pogo’s properties can drill.

The petroleum industry is also subject to compliance with various other federal, state and local regulations and laws. Some of those laws relate to resource conservation and equal employment opportunity. Pogo does not believe that compliance with these laws will have a material adverse effect on its business.

Title to Properties

Prior to completing an acquisition of a target or working interests, Pogo performs a title review on each tract to be acquired. Pogo’s title review is meant to confirm the working interests owned by a prospective seller, the property’s lease status and royalty amount as well as encumbrances or other related burdens. As a result, title examinations have been obtained on substantially all of Pogo’s properties.

In addition to Pogo’s initial title work, Pogo often will conduct a thorough title examination prior to leasing any new acres, and/or drilling a well. Should any further title work uncover any further title defects, Pogo will perform curative work with respect to such defects. Pogo generally will not commence drilling operations on a property until any material title defects on such property have been cured.

Pogo believes that the title to its assets is satisfactory in all material respects. Although title to these properties is in some cases subject to encumbrances, such as customary royalty interest generally retained in connection with the acquisition of crude oil and gas interests, non-participating royalty interests and other burdens, easements, restrictions or minor encumbrances customary in the crude oil and natural gas industry, Pogo believes that none of these encumbrances will materially detract from the value of these properties or from its interest in these properties.

Competition

The crude oil and natural gas business is highly competitive; Pogo primarily competes with companies for the acquisition of targets with high percentage of working interests underlying crude oil and natural gas leases. Many of Pogo’s competitors not only own and acquire working interests but also explore for and produce crude oil and natural gas and, in some cases, carry on midstream and refining operations and market petroleum and other products on a regional, national or worldwide basis. By engaging in such other activities, Pogo’s competitors may be able to develop or obtain information that is superior to the information that is available to us. In addition, certain of Pogo’s competitors may possess financial or other resources substantially larger than Pogo possesses. Pogo’s ability to acquire additional working interests and properties and to discover reserves in the future will be dependent upon its ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment.

In addition, crude oil and natural gas products compete with other forms of energy available to customers, primarily based on price. These alternate forms of energy include electricity, coal, and fuel oils. Changes in the availability or price of crude oil and natural gas or other forms of energy, as well as business conditions, conservation, legislation, regulations, and the ability to convert to alternate fuels and other forms of energy may affect the demand for crude oil and natural gas.

Seasonality of Business

Weather conditions affect the demand for, and prices of, natural gas and can also delay drilling activities, disrupting Pogo’s overall business plans. Additionally, Pogo’s properties are located in areas adversely affected by seasonal weather conditions, primarily in the winter and spring. During periods of heavy snow, ice or rain, Pogo may be unable to move their equipment between locations, thereby reducing its ability to operate Pogo’s wells, reducing the amount of crude oil and natural gas produced from the wells on Pogo’s properties during such times. Additionally, extended drought conditions in the areas in which Pogo’s properties are located could impact its ability to source sufficient water or increase the cost for such water. Furthermore, demand for natural gas is typically higher during the winter, resulting in higher natural gas prices for Pogo’s natural gas production during its first and fourth quarters. Certain natural gas users utilize natural gas storage facilities and purchase some of their anticipated winter requirements during the summer, which can lessen seasonal demand fluctuations. Seasonal weather conditions can limit drilling and producing activities and other crude oil and natural gas operations in Pogo’s operating areas. Due to these seasonal fluctuations, Pogo’s results of operations for individual quarterly periods may not be indicative of the results that it may realize on an annual basis.

Employees

Pogo has salaried and regular pay employees in the field. As of December 31, 2022, Pogo employed 13 full-time salaried and regular pay field individuals under no ongoing employment contracts who provided direct support to Pogo’s operations. None of these employees are covered by collective bargaining agreements. Immediately after the Closing, Pogo expects to employ 4-6 individuals, top-level management, none of which are expected to be covered by collective bargaining agreements.

Legal Proceedings

Pogo is not party to lawsuits arising outside the ordinary course of its business.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF POGO

The following discussion and analysis provide information that the management of Pogo Resources, LLC (referred to as the “Company”, “we”, “us”, “our” and “Pogo”) believes is relevant to an assessment and understanding of Pogo’s consolidated results of operations and financial condition. The discussion and analysis should be read together with the section of this Proxy Statement entitled “Summary Historical Consolidated Financial Information of Pogo”, Pogo’s audited consolidated financial statements as of and for the years ended December 31, 2022 and 2021 and the related notes thereto included elsewhere in this Proxy Statement, and Pogo’s unaudited consolidated financial statements as of the three-months ended March 31, 2023 and 2021 and the related notes thereto included elsewhere in this Proxy Statement.

This discussion and analysis contain forward-looking statements based upon Pogo’s current expectations, estimates and projections that involve risks and uncertainties. Actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors — Risks Related to Pogo” or elsewhere in this Proxy Statement.

Overview

We are an independent oil and natural gas company based in Texas and formed in 2017 that is focused on the acquisition, development, exploration, production and divestiture of oil and natural gas properties in the Permian Basin. The Permian Basin is located in west Texas and southeastern New Mexico and is characterized by high oil and liquids-rich natural gas content, multiple vertical and horizontal target horizons, extensive production histories, long-lived reserves and historically high drilling success rates. Pogo’s properties are in the Grayburg-Jackson Field in Eddy County, New Mexico, which is a sub-area of the Permian Basin. Pogo focuses primarily on production through waterflooding recovery methods.

Pogo is a limited liability company and is not subject to federal and state income taxes. However, it must file informational tax returns and all taxable income or loss flows through to the owners in their individual tax returns. Pogo had no authorized, issued and outstanding units for any of the financial periods presented in this proxy statement.

The Company’s assets as mentioned above consist of contiguous leasehold positions of approximately 13,700 gross (13,700 net) acres with an average working interest of 100%. We operate 100% of the net acreage across the Company’s assets, all of which is net operated acreage of vertical wells with average depths of approximately 3,810 feet.

Our average daily production for the three months ended March 31, 2023, was 1,182 barrel of oil equivalent (“Boe”) per day, and for the three months ended March 31, 2022 was 1,210 Boe per day. The decrease in production is due to an increase in well downtime during the three months ended March 31, 2023.

Impact of Coronavirus (“COVID-19”)

The COVID-19 pandemic resulted in a severe worldwide economic downturn, significantly disrupting the demand for oil throughout the world, and created significant volatility, uncertainty and turmoil in the oil and gas industry. The decrease in demand for oil, combined with pressures on the global supply-demand balance for oil and related products, resulted in oil prices declining significantly in late February 2020. Since mid-2020, oil prices have improved, with demand steadily increasing despite the uncertainties surrounding the COVID-19 variants, which have continued to inhibit a full global demand recovery. In addition, worldwide oil inventories are, from a historical perspective, very low and supply increases from the Organization of the Petroleum Exporting Countries (“OPEC”), Russia and other oil producing nations are not expected to be sufficient to meet forecasted oil demand growth in 2023, with many OPEC countries not able to produce at their OPEC agreed upon quota levels due to their lack of capital investments over the past few years in developing incremental oil supplies.

Global oil price levels will ultimately depend on various factors and consequences beyond the Company’s control, such as: (i) the effectiveness of responses to combat the COVID-19 virus and their impact on domestic and worldwide demand, (ii) the ability of OPEC, Russia and other oil producing nations to manage the global oil supply, (iii) the timing and supply impact of any Iranian sanction relief on Iran’s ability to export oil, (iv) additional actions by businesses and governments in response to the pandemic, (v) the global supply chain constraints associated with manufacturing delays, and (vi) political stability of oil consuming countries.

The Company continues to assess the impact of the COVID-19 pandemic on the Company and may modify its response as the impact of COVID-19 continues to evolve.

Selected Factors That Affect Our Operating Results

Our revenues, cash flows from operations and future growth depend substantially upon:

•        the timing and success of production and development activities;

•        the prices for oil and natural gas;

•        the quantity of oil and natural gas production from our wells;

•        changes in the fair value of the derivative instruments we use to reduce our exposure to fluctuations in the price of oil and natural gas;

•        our ability to continue to identify and acquire high-quality acreage and development opportunities; and

•        the level of our operating expenses.

In addition to the factors that affect companies in our industry generally, the location of substantially all of our acreage discussed above subjects our operating results to factors specific to these regions. These factors include the potential adverse impact of weather on drilling, production and transportation activities, particularly during the winter and spring months, as well as infrastructure limitations, transportation capacity, regulatory matters and other factors that may specifically affect one or more of these regions.

The price at which our oil and natural gas production are sold typically reflects either a premium or discount to the New York Mercantile Exchange (“NYMEX”) benchmark price. Thus, our operating results are also affected by changes in the oil price differentials between the applicable benchmark and the sales prices we receive for our oil production. Our oil price differential to the NYMEX benchmark price during the three months ended March 31, 2023, was $(0.81) per barrel, as compared to $(1.15) per barrel in the three months ended March 31, 2022. Our natural gas price differential during the three months ended March 31, 2023 and 2022, was $0.32 per one thousand cubic feet (“Mcf”), as compared to $(0.04) per one thousand cubic feet (“Mcf”). Fluctuations in our price differentials and realizations are due to several factors such as gathering and transportation costs, takeaway capacity relative to production levels, regional storage capacity, gain/loss on derivative contracts and seasonal refinery maintenance temporarily depressing demand.

Market Conditions

The price that we receive for the oil and natural gas we produce is largely a function of market supply and demand. Because our oil and gas revenues are heavily weighted toward oil, we are more significantly impacted by changes in oil prices than by changes in the price of natural gas. World-wide supply in terms of output, especially production from properties within the United States, the production quota set by OPEC, and the strength of the U.S. dollar can adversely impact oil prices.

Historically, commodity prices have been volatile, and we expect the volatility to continue in the future. Factors impacting the future oil supply balance are world-wide demand for oil, as well as the growth in domestic oil production.

Prices for various quantities of natural gas and oil that we produce significantly impact our revenues and cash flows. The following table lists average NYMEX prices for oil and natural gas for the three months ended March 31, 2023, and 2022.

	For the three months ended March 31,
	2023	2022
Average NYMEX Prices(1)
Oil (per Bbl)	$76.08	$94.45
Natural gas (per Mcf)	$2.65	$4.66

____________

(1)      Based on average NYMEX closing prices.

For the three months ended March 31, 2023, the average NYMEX oil pricing was $76.08 per barrel of oil or 19% lower than the average NYMEX price per barrel for the three months ended March 31, 2022. Our settled derivatives decreased our realized oil price per barrel by $1.82 and $31.89 in the three months ended March 31, 2023, and 2022, respectively. For the three months ended March 31, 2023, our average realized oil price per barrel after reflecting settled derivatives and location differentials was $73.45 compared to $61.42 for the three months ended March 31, 2022.

The average NYMEX natural gas pricing for the three months ended March 31, 2023, was $2.65 per Mcf, or 43% lower than the average NYMEX price per Mcf for the three months ended March 31, 2022. For the three months ended March 31, 2023, our average realized natural gas price per Mcf was $2.97 compared to $4.62 for the three months ended March 31, 2022.

Results of Operations

Three months ended March 31, 2023 Compared to Three months ended March 31, 2022 (unaudited)

For the three months ended March 31, 2023, 86% and 14% of sales volumes were attributable to crude and natural gas, respectively. Further, as of March 31, 2023, the Company owned an interest in approximately 342 gross (342 net) producing wells.

The following table sets forth selected operating data for the periods indicated. Average sales prices are derived from accrued accounting data for the relevant period indicated.

	For the three months ended March 31,
	2023	2022
Net sales:
Oil sales	$6,914,248	$8,259,285
Natural gas	258,165	564,369
Gain (loss) on derivative instruments, net	417,034	(3,131,678)
Other revenue	169,743	—
Total revenues	$7,759,190	$5,691,976

Average sales prices:
Oil (per Bbl)	$75.27	$93.31
Effect on gain (loss) of settled oil derivatives on average price (per Bbl)	$(1.82)	$(31.89)
Oil net of settled oil derivatives (per Bbl)	$73.45	$61.42

Natural gas (per Mcf)	$2.97	$4.62

Realized price on a Boe basis excluding settled commodity derivatives	$67.45	$81.03
Effect of gain (loss) on settled commodity derivatives on average price (per Boe)	$(1.57)	$(25.92)
Realized price on a Boe basis including settled commodity derivatives	$65.88	$55.11

Operating expenses
Lease operating expenses	$2,923,802	$1,941,219
Production taxes	581,019	774,147
Depreciation, depletion, and amortization expense	417,381	319,814
General and administrative	1,271,416	580,089
Accretion of asset retirement obligations	341,066	297,715
Total operating expenses	$5,534,684	$3,912,984

Costs and expenses (per Boe):
Lease operating expenses	$27.50	$17.83
Production taxes	$5.46	$7.11
Depreciation, depletion, and amortization expense	$3.92	$2.94
General and administrative	$11.96	$5.33
Accretion of asset retirement obligations	$3.21	$2.73

Net producing wells at period-end	342	342

Oil and Natural Gas Sales

Our revenues vary from year to year primarily as a result of changes in realized commodity prices and production volumes. For the three months ended March 31, 2023, our oil and natural gas sales decreased 19% from the three months ended March 31, 2022, driven by a 17% decrease in realized prices, excluding the effect of settled commodity derivatives, and a 2% decrease in production volumes. The lower average price in the three months ended March 31, 2023, as compared to the three months ended March 31, 2022 was driven by lower average NYMEX oil and natural gas prices. Realized production from oil and gas properties decreased due to an increase in well downtime during the three months ended March 31, 2023.

Production for the comparable periods is set forth in the following table:

	For the three months ended March 31,
	2023	2022
Production:
Oil (MBbl)	92	89
Natural gas (MMcf)	87	122
Total (Mboe)(1)	106	109

Average daily production:
Oil (Bbl)	1,021	984
Natural gas (Mcf)	965	1,358
Total (Boe)(1)	1,182	1,210

____________

(1)      Natural gas is converted to Boe at the rate of one-barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not necessarily indicative of the relationship of oil and natural gas prices.

Derivative Contracts

We enter into commodity derivatives instruments to manage the price risk attributable to future oil production. We recorded a gain on derivative contracts of $417,034 for the three months ended March 31, 2023, compared to a loss of $3,131,678 for the three months ended March 31, 2022. Lower commodity prices in the three months ended March 31, 2023, resulted in realized losses of $166,990 compared to realized losses of $2,822,400 for the three months ended March 31, 2022. For the three months ended March 31, 2023, unrealized gains were $584,024 compared to unrealized losses of $309,278 for the three months ended March 31, 2022.

For the three months ended March 31, 2023, our average realized oil price per barrel after reflecting settled derivatives was $73.45 compared to $61.42, for the three months ended March 31, 2022. For the three months ended March 31, 2023, our settled derivatives decreased our realized oil price per barrel by $1.82 compared to decreasing the price per barrel by $31.89 for the three months ended March 31, 2022. As of March 31, 2023, we ended the period with a $607,330 net derivative liability compared to $1,191,354 as of December 31, 2022.

Other Revenue

Other revenue was $169,743 for the three months ended March 31, 2023, compared to $0 for the three months ended March 31, 2022. The revenue is related to a new contract that the Company entered into to provide water services to a third party. The contract is for one year starting on September 1, 2022, and can be renewed by mutual agreement.

Lease Operating Expenses

Lease operating expenses were $2,923,802 for the three months ended March 31, 2023, compared to $1,941,219 for the three months ended March 31, 2022. On a per unit basis, production expenses increased 54% from $17.83 per Boe for the three months ended March 31, 2022, to $27.50 per Boe for the three months ended March 31, 2023, due primarily to increases in proactive maintenance activities. On an absolute dollar basis, the 51% increase in our production related expenses for the three months ended March 31, 2023, compared to the three months ended March 31, 2022, was primarily due to a 54% increase in per unit costs and partially offset by a 2% reduction in production volumes.

Production Taxes, Transportation and Processing

We pay production taxes, transportation and processing costs based on realized oil and natural gas sales. Production taxes, transportation and processing costs were $581,019 for the three months ended March 31, 2023, compared to $774,147 for the three months ended March 31, 2022. As a percentage of oil and natural gas sales, these costs were 8% and 9% in the three months ended March 31, 2023, and 2022, respectively. Production taxes, transportation, and processing as a percent of total oil and natural gas sales are consistent with historical trends.

Depletion, Depreciation and Amortization

Depletion, depreciation and amortization (“DD&A”) was $417,381 for the three months ended March 31, 2023, compared to $319,814 for the three months ended March 31, 2022. DD&A was $3.92 per Boe for the three months period ended March 31, 2023, compared to $2.94 per Boe for the three month period ended March 31, 2022. The aggregate increase in DD&A expense for the three months period ended March 31, 2023, compared to the three month period ended March 31, 2022, was driven by a 34% increase in the DD&A rate per Boe, partially offset by a 2% decrease in production levels. The increase in the DD&A rate per Boe was driven by the increase in the oil and gas properties balance due to the development of the Seven Rivers waterflood interval.

Accretion of Asset Retirement Obligations

Accretion expense was $341,066 for the three months ended March 31, 2023, compared to $297,715 for the three months ended March 31, 2022. Accretion expense was $3.21 per Boe for the three months ended March 31, 2023, compared to $2.73 per Boe for the three months ended March 31, 2022. The aggregate increase in accretion expense for the three months ended March 31, 2023, compared to the three months ended March 31, 2022, was driven by a 17% increase in the accretion rate per Boe, which was due to changes in certain assumptions, specifically the inflation factor.

General and Administrative

General and administrative expenses were $1,271,416 for the three months ended March 31, 2023, compared to $580,089 for the three months ended March 31, 2022. The increase for general and administrative expenses is primarily due to increased cost of outsourced legal, professional, and accounting services.

Interest Expense

Interest expense was $315,092 for the three months ended March 31, 2023, compared to $163,130 for the three months ended March 31, 2022. The increase was primarily due to an increase in the average amount of the revolving credit facility outstanding and a 463-basis point increase in the weighted average interest rate.

Interest Income

Interest income was $85,429 for the three months ended March 31, 2023, compared to $0 for the three months ended March 31, 2022. The increase was due to the Company entering into a related party promissory note receivable agreement in December 2022 with an entity controlled by owners of the Company in an amount of $4,000,000. The loan bears interest at a rate equal to that of the rate that the Company pays to borrow funds for its own account plus 0.5%. Accrued interest and principal are due at maturity on December 31, 2024.

Liquidity and Capital Resources

Three months ended March 31, 2023, Compared to Three months ended March 31, 2022 (unaudited)

Liquidity

Our main sources of liquidity have been internally generated cash flows from operations and credit facility borrowings. Our primary use of capital has been for the development of oil and gas properties and the return of initial invested capital to our owners. We continually monitor potential capital sources for opportunities to enhance liquidity or otherwise improve our financial position.

As of March 31, 2023, we had outstanding debt of $26,750,000 under our revolving credit facility and $702,600 of letters of credit outstanding, resulting in $2,547,400 of committed borrowing capacity available under the revolving credit facility. The revolving credit facility matures in June 2024. We had $4,474,379 of liquidity as of March 31, 2023, consisting of the committed borrowing capacity and $1,926,979 of cash and cash equivalents on hand.

With our cash on hand, cash flows from operations, and borrowing capacity under our revolving credit facility, we believe that we have sufficient cash flow and liquidity to fund our budgeted capital expenditures and operating expenses for at least the next twelve months. However, we may seek additional access to capital and liquidity. We cannot assure you, however, that any additional capital will be available to us on favorable terms or at all.

We expect to fund our near-term capital requirements and working capital needs with cash flows from operations and any available borrowing capacity under our revolving credit facility. Our capital expenditures could be curtailed if our cash flows decline from expected levels.

Cash Flows

Sources and uses of cash for the three months ended March 31, 2023, and 2022, are as follows:

	(unaudited)
	Three months ended March 31,
	2023	2022	Change
Net cash provided by operating activities	$3,207,922	$3,585,634	$(292,283)
Net cash used in investing activities	(3,297,258)	(4,515,853)	1,133,166
Net cash provided by financing activities	—	1,990,000	(1,990,000)
Net change in cash and cash equivalents	$(89,336)	$1,059,781	$(1,149,117)

Operating Activities

The decrease in net cash flow provided by operating activities during the three months ended March 31, 2023, as compared to 2022 is primarily due to changes in the fair value of unsettled derivatives.

Investing Activities

The decrease in net cash used in investing activities during the three months ended March 31, 2023, as compared to 2022 is primarily due to a decrease in spend on the development of oil and gas properties and partially offset by increases in the issuance of related party notes.

Financing Activities

The decrease in net cash provided by financing activities during the three months ended March 31, 2023, as compared to 2022 is due to no additional draws on the revolving credit facility.

Off Balance Sheet Arrangements

As of and for the three months ended March 31, 2023 and 2022, the Company did not have any off-balance sheet arrangements, as defined in the rules and regulations of the Securities and Exchange Commission (“SEC”).

Contractual Obligations

We have contractual commitments under our revolving credit facility which include periodic interest payments. See Note 6 to our interim condensed consolidated unaudited financial statements. We have contractual commitments that may require us to make payments upon future settlement of our commodity derivative contracts. See Note 3 to our interim condensed consolidated unaudited financial statements. We have short-term and long-term lease obligations primarily that relate to contracted drilling rigs, storage tanks, equipment, and office facilities. See Note 5 to our interim condensed consolidated unaudited financial statements.

The Company’s other liabilities represent current and noncurrent other liabilities that are primarily comprised of environmental contingencies, asset retirement obligations and other obligations for which neither the ultimate settlement amounts nor their timings can be precisely determined in advance. See Note 5 and Note 9 of notes to the consolidated financial statements as of and the periods ended December 31, 2022, and 2021, included elsewhere in this Proxy Statement.

Critical Accounting Estimates

For a description of the Company’s critical accounting estimates, refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations of POGO for fiscal year 2022 elsewhere in this Proxy Statement. We did not have any material changes in critical accounting estimates, judgements, and uncertainties during the first three months of 2023.

New Accounting Pronouncements

The effects of new accounting pronouncements are discussed in Note 2 of notes to the consolidated financial statements.

BUSINESS OF HNRA AND CERTAIN INFORMATION ABOUT HNRA

This section summarizes information from HNRA’s Annual Report on Form 10-K for the year ended December 31, 2022, the Quarterly Report on Form 10-Q for the three months ended March 31, 2023 and the other filings incorporated into this Proxy Statement by reference. For a more detailed discussion of HNRA’s business, please read the “Business” section contained in HNRA’s Annual Report on Form 10-K for the year ended December 31, 2022 and in HNRA’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section contained in HNRA’s Annual Report on Form 10-K for the year ended December 31, 2022, in HNRA’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023 and the other filings incorporated into this Proxy Statement by reference.

Overview

HNR Acquisition Corp, a Delaware corporation, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Prior to executing the MIPA, the Company’s efforts were limited to organizational activities, completion of the IPO and the evaluation of possible business combinations.

The registration statement for the Company’s IPO was declared effective on February 10, 2022 (the “Effective Date”). On February 15, 2022, the Company consummated the IPO of 7,500,000 units (the “Units” and, with respect to the common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating proceeds of $75,000,000. Additionally, the underwriter fully exercised its option to purchase 1,125,000 additional Units, for which the Company received cash proceeds of $11,250,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 505,000 units (the “Private Placement Units”) at a price of $10.00 per unit generating proceeds of $5,050,000 in a private placement to HNRAC Sponsors, LLC, the Company’s sponsor (the “Sponsor”) and EF Hutton (formerly Kingswood Capital Markets) (“EF Hutton”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating the Purchase.

Transaction costs amounted to $4,793,698 comprised of $1,725,000 of underwriting discount, $2,587,500 of deferred underwriting fee, and $481,198 of other offering costs. In addition, $1,368,050 of cash from the IPO was held outside of the Trust Account and is available for working capital purposes.

The SPAC Common Stock and SPAC Warrants are currently listed on NYSE American under the symbols “HNRA” and “HNRW,” respectively.

In the event that our sponsor, directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

The purpose of such purchases would be to (i) vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of the business combination or (ii) to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our business combination, where it appears that such requirement would otherwise not be met. This may result in the completion of our business combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our common stock may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our sponsor, officers, directors and/or their affiliates anticipate that they may identify the stockholders with whom our sponsor, officers, directors or their affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders following our mailing of proxy materials in connection with our initial business combination. To the extent that our sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against the business combination. Our sponsor, officers, directors, advisors or their affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and all other applicable federal securities laws.

Any purchases by our sponsor, officers, directors and/or their affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of, and Rule 10b-5 under, the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our sponsor, officers, directors and/or their affiliates will not make purchases of common stock if the purchases would violate Section 9(a)(2) of, or Rule 10b-5 under, the Exchange Act.

Redemption rights for public stockholders

We are providing our public stockholders with the opportunity to redeem all or a portion of their shares of common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be $10.62 per public share.

Manner of Conducting Redemptions

We will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon the completion of our initial business combination in connection with a stockholder meeting called to approve the business combination. The decision as to whether we will seek stockholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek stockholder approval under the law or stock exchange listing requirement. Under the NYSE American rules, asset acquisitions and stock purchases would not typically require stockholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our outstanding common stock or seek to amend our amended and restated certificate of incorporation would require stockholder approval. We may conduct redemptions without a stockholder vote pursuant to the tender offer rules of the SEC unless stockholder approval is required by law or stock exchange listing requirement or we choose to seek stockholder approval for business or other legal reasons. So long as we maintain a listing for our securities on the NYSE American, we would be required to comply with such rules.

If a stockholder vote is not required and we do not decide to hold a stockholder vote for business or other legal reasons, we will, pursuant to our amended and restated certificate of incorporation:

•        conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and

•        file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

Upon the public announcement of our business combination, we or our sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase shares of our common stock in the open market if we elect to redeem our public shares through a tender offer, to comply with Rule 14e-5 under the Exchange Act.

If, however, stockholder approval of the transaction is required by law or stock exchange listing requirement, or we decide to obtain stockholder approval for business or other legal reasons, we will, pursuant to our amended and restated certificate of incorporation:

•        conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules, and

•        file proxy materials with the SEC.

In the event that we seek stockholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our public stockholders with the redemption rights described above.

If we seek stockholder approval, we will complete our initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of outstanding capital stock of the company representing a majority of the voting power of all outstanding shares of capital stock of the company entitled to vote at such meeting. Our sponsor will count toward this quorum and has agreed to vote all shares of our common stock having voting rights that it then owns in favor of our initial business combination. These quorum and voting thresholds, and the voting agreement of our sponsor, may make it more likely that we will consummate our initial business combination. Each public stockholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction. In addition, our sponsor and its permitted transferees each has entered into a letter agreement with us, pursuant to which each has agreed to waive its redemption rights with respect to all shares of our common stock then owned by it in connection with the completion of a business combination.

Our amended and restated certificate of incorporation will provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination (so that we are not subject to the SEC’s “penny stock” rules). Redemptions of our public shares may also be subject to a higher net tangible asset test or cash requirement pursuant to an agreement relating to our initial business combination. For example, the proposed business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed business combination. In the event the aggregate cash consideration we would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, and all shares of common stock submitted for redemption will be returned to the holders thereof.

Limitation on redemption upon completion of our initial business combination if we seek stockholder approval

Notwithstanding the foregoing, if we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our business combination pursuant to the tender offer rules, our amended and restated certificate of incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to Excess Shares. We believe this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us, our sponsor or our management to purchase their shares at a significant premium to then-current market price or on other undesirable terms. Absent this provision, a public stockholder holding an aggregate of 10% or more of the public shares could threaten to exercise its redemption rights if such holder’s shares are not purchased by us, our sponsor or our management at a premium to then-current market price or on other undesirable terms. By limiting our stockholders’ ability to redeem to less than 10% of the public shares, we believe we will limit the ability of a small group of stockholders to unreasonably attempt to block our ability to complete our business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our business combination.

Redemption of public shares and liquidation if no initial business combination

We only have until July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement) to complete our initial business combination. If we are unable to complete our business combination within such period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the time period.

Our sponsor and its permitted transferees each has entered into a letter agreement with us, pursuant to which each has waived its rights to liquidating distributions from the trust account with respect to its founder shares and, solely with respect to the sponsor, the private placement shares, if we fail to complete our initial business combination by July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement). However, with respect to shares our sponsor acquired after the IPO, it will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.

Our executive officers, directors, sponsor and sponsor’s permitted transferees have agreed, pursuant to written letter agreements with us, that they will not propose any amendment to our amended and restated certificate of incorporation (i) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless we provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable) divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement (described above), we would not proceed with the amendment or the related redemption of our public shares at such time.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the $800,000 of proceeds held outside the trust account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay taxes, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds in the trust account, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.62. The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.62. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all creditors, vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a creditor or a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.62 (or, if all extensions occur, $10.73) per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not asked our sponsor to reserve for such indemnification obligations, and our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. We believe the likelihood of our sponsor having to indemnify the trust account is limited because we will endeavor to have all creditors, vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

In the event that the proceeds in the trust account are reduced below (i) $10.62 (or, if all extensions occur, $10.73) per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.62 (or, if all extensions occur, $10.73) per share.

We will have access to up to $800,000 from the proceeds of the IPO with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from our trust account could be liable for claims made by creditors. In the event that our offering expenses (excluding underwriting discounts and commissions) exceed our estimate of $800,000, we may fund such excess with funds from the funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. Conversely, in the event that the offering expenses (excluding underwriting discounts and commissions) are less than our estimate of $800,000, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our business combination within the prescribed time frame may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our business combination within prescribed time is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete our business combination by July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement) we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of the amount of interest which may be withdrawn to pay taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible on July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement) and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers and investment bankers) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we will seek to have all creditors, vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account.

As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the trust account is remote. Further, our sponsor may be liable only to the extent necessary to ensure that the amounts in the trust account are not reduced below (i) $10.62 (or, if all extensions occur, $10.73) per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes, and will not be liable as to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims.

If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $10.62 (or, if all extensions occur, $10.73) per share to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our public stockholders will be entitled to receive funds from the trust account only upon the earlier to occur of (i) the completion of our initial business combination and (ii) our redemption of all of our public shares if we are unable to complete our business combination within July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement). In no other circumstances will a public stockholder have any right or interest of any kind to or in the trust account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such stockholder must have also exercised its redemption rights described above.

Competition

In identifying, evaluating and selecting a target business for our business combination, we may encounter intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, and operating businesses seeking strategic acquisitions. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than us. Our ability to acquire larger target businesses will be limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with our public stockholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.

Facilities

We currently maintain our executive offices at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098. The cost for this space is included in the $10,000 per month fee that we will pay to our sponsor for office space, utilities, secretarial and administrative services. We believe that the amount we will pay under the administrative services agreement is comparable to the cost of similar services that we could obtain from unaffiliated persons. We consider our current office space adequate for our current operations.

Employees

We currently have two executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any member of our management team will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Title
Donald H. Gorée	65	Chief Executive Officer, Director and Chairman
Donald W. Orr	71	President and Director
Joseph V. Salvucci, Sr.	67	Independent Director
Diego Rojas	69	Independent Director
Joseph V. Salvucci, Jr.	38	Independent Director

Donald H. Gorée Mr. Gorée founded HNR Acquisition Corp and has served as our Chairman and Chief Executive Officer since our inception in April 2020. Mr. Gorée is also the founder of Houston Natural Resources, Inc., a global natural resource corporation located in Houston, Texas and controlling member of our sponsor, and has served as its Chairman and Chief Executive Officer since January 2018. Mr. Gorée has over 40 years’ experience in the oil and gas industry involving exploration and production, oil and gas pipeline construction and operations, natural gas gathering, processing and gas liquification. In 2003, Mr. Gorée founded Global Xchange Solutions AG., a publicly reporting corporation, private equity, investment bank and market-making firm, based in Zurich, Switzerland, with offices in Frankfurt, Germany and London, United Kingdom, and served as Chairman and Chief Executive Officer of Global Xchange Solutions from 2002 to 2012. Global Xchange Solutions sponsored listings of private companies to the London Stock Exchange, AIM, the Frankfurt Stock Exchange, the Berlin Stock Exchange and the Börse Stuttgart, and provided public company development and market development advice. From 2003 to 2005, Mr. Gorée served as Chairman and Chief Executive officer of Azur Holdings, Inc., a Fort Lauderdale, Florida-based, OTC-listed luxury real estate developer of mid-rise waterfront condominiums. From 2012 to 2019, Mr. Gorée served as the Managing Director of Rhone Merchant House Ltd., a firm which provides merchant banking and investment banking services to a small and elite list of clients. Mr. Gorée has an Executive Master of Business and Entrepreneurship degree from the Rice University Jones Graduate School of Business. We believe Mr. Goree is qualified to serve as a member of our board of directors based on our review of his experience, qualifications, attributes and skills, including co-founding our company and other companies and his executive leadership experience in the oil and gas industry.

Donald W. Orr has served as our President and a member of our Board of Directors since January 2021. Mr. Orr is a geologist with over 42 years of experience in petroleum geology and production operations. Mr. Orr began his career as a junior geologist with Texas Oil and Gas Corporation in 1976. In February 1979, Mr. Orr helped form American Shoreline, Inc., an independent oil and gas company. Mr. Orr was previously held the title of Senior Geologist at Seven Energy LLC, a wholly owned subsidiary of Weatherford International plc from June 2005 to August 2008, where he helped pioneered numerous innovations in UBD (underbalanced drilling), including drilling with unconventional materials and devising the methodology for unlocking the productive capacity of the Buda Lime through the use of UBD. In June 2009, Mr. Orr founded XNP Resources, LLC, an independent oil and gas company engaged in the exploration, development, production, and acquisition of oil and natural gas resources. Shortly thereafter, XNP Resources teamed up with Tahoe Energy Partners, LLC in 2012 to acquire oil and gas leases for drilling in the Rocky Mountain region. At Mr. Orr’s direction, XNP Resources began acquiring a strategic leasehold position in the Sand Wash Basin in Colorado. XNP Resources was able to secure a major leasehold position in the heart of what has become the highly competitive Niobrara Shale formation in western Colorado. Since 2014, Mr. Orr has been developing an unconventional resource play in Alaska that contains over 600 billion cubic feet of gas in stacked coal reservoirs. More recently, Mr. Orr assembled a team of oil and gas professionals in order to study certain oil provinces in Columbia. S.A. Mr. Orr also serves as President and on the Board of Directors of Houston Natural Resources, Inc. Mr. Orr has a Bachelor of Science degree in Geology from Texas A&I University, with a minor in Mathematics.

Joseph V. Salvucci, Sr. has served as a member of our board of directors since December 2021. JVS Alpha Property, LLC, an entity which the majority is beneficially owned by Mr. Salvucci, with the balance owned by his immediate family, purchased 940,000 HNRA shares as a founder. Mr. Salvucci acquired PEAK Technical Staffing USA (“PEAK”), peaktechnical.com in 1986 and has grown the business to be a premier provider of USA-based contract engineers and technical specialists, on assignment worldwide through a comprehensive, customer focused, enterprise-wide Managed Staffing Solution. During his 35-year tenure as owner of the company, PEAK has expanded from Pittsburgh to do business in all 50 States, Canada, Europe, South America, India, and the Philippines.

He served 10 years on the board of directors culminating as President and Board Chairman of the National Technical Services Association, a trade association representing 300,000 contractors on assignment in the technical staffing industry that later merged with the American Staffing Association. He is an active member of the Young Presidents Organization (YPO GOLD), formerly known as the World Presidents Organization (WPO) and has served as a member of the WPO International Board, as well as chairman of East Central US (ECUS) Region and Pittsburgh chapters as Chairman of the Board. As a 1976 Civil Engineering graduate of the University of Pittsburgh, he was a member of the Triangle (Engineering) Fraternity and its Alumni Association. He earned the Triangle Fraternity Distinguished Alumnus Citation in 2011 and currently serves on the Board of Directors. After earning the rank of Eagle Scout in 1970, he has remained active with the Boy Scouts of America, having served as the founding Chairman of the Board of the Pittsburgh Chapter of the National Eagle Scout Association, earning the NOESA (National Outstanding Eagle Scout Award) and the Silver Beaver Award and is past VP of Development and a board member of the Laurel Highlands Council in Western Pennsylvania. He was awarded the Manifesting the Kingdom of God Award by the Catholic Diocese of Pittsburgh in 2011. He was awarded the “Big Mac Award” from the Ronald McDonald Charities. As well as earning his BS in Civil Engineering from the University of Pittsburgh in 1976 and attended Harvard Business School’s OPM 33, graduating in 2003. We believe Mr. Salvucci is qualified to serve as a member of our board of directors based on our review of his extensive executive experience, qualifications, attributes and skills, including founding and growing PEAK into a global staffing enterprise.

Diego Rojas has served as a member of our board of directors since January 2021. Mr. Rojas has 40 years’ experience in the oil and gas industry with most of that experience in energy operations onshore, offshore, and internationally. He began his career in 1975 with Exxon Company USA in their Southeast Division headquarters in New Orleans, Louisiana, and eventually became District Engineering Manager for Exxon’s Offshore District, with responsibility for more than 75 engineers, 200 offshore platforms and 2,000 wells. After leaving Exxon, Mr. Rojas led several independent companies both in the United States and Latin America, including Enercap Corp (formerly, DCR Petroleum), which he founded in 1983, and served as Principal Owner until 1985. Prior to DRC Petroleum, Mr. Rojas was an independent acquisitions and operations consultant involved in exploration and production (E&P) and services company activities. From 1991 to 1994, Mr. Rojas served as Vice President of King Ranch Capital, where he managed King Ranch Capital’s acquisitions group. For the past five years Mr. Rojas has served as a consultant with Enerlat, a private consulting company which he controls. Mr. Rojas graduated with honors from the University of Florida with a Bachelor of Science in Mechanical Engineering. We believe Mr. Rojas is qualified to serve as a member of our board of directors based on our review of his experience, qualifications, attributes and skills, including his management experience and his considerable experience in the oil and gas industry.

Joseph V. Salvucci, Jr. has served as a member of our board of directors since December 2021. Mr. Salvucci began his career with PEAK Technical Staffing USA in November 2010 and is currently serving as the Chief Executive Officer overseeing nine branches with several hundred employees, and managing strategic initiatives for the company, including Staff Training, Career Pathing, and Organic Growth. Mr. Salvucci Jr received his Executive MBA from the University of Pittsburgh. In addition to his responsibilities as President/COO of PEAK, Mr. Salvucci serves on the board of Temporary Services Insurance Limited, a Workers’ Compensation company serving staffing companies. We believe Mr. Salvucci is qualified to serve as a member of our board of directors based on our review of his extensive experience, qualifications, attributes and skills, including his education and expertise in finance, and his management and executive experience as President and COO of PEAK.

Family Relationships

There are no family relationships between any of our officers and directors, except that Mr. Joseph V. Salvucci Jr. and Mr. Joseph V. Salvucci Sr. are father and son.

Number and Terms of Office of Officers and Directors

Our board of directors has five directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a one-year term. The class I directors consist of Diego Rojas and Joseph V. Salvucci, Jr., and their term expires at our first annual meeting of stockholders. The class II directors will consist of Donald H Goree, Donald W. Orr and Joseph V. Salvucci, Sr. and their term expires at the second annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

Director Independence

The NYSE American listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Of the current members of our board of directors, Messrs. Salvucci Sr., Rojas and Salvucci Jr. are each considered an “independent director” under the NYSE American listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

None of our executive officers or directors has received any cash compensation for services rendered to us, other than Donald W. Orr, as detailed below.

We currently pay our sponsor $5,000 per month for providing us with office space, utilities, secretarial and administrative services. We’ve also agreed to pay Sponsor an additional $5,000 per month for such services, but have agreed with Sponsor to defer payment to Sponsor of such additional accrued amounts until the closing of the Purchase. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our audit committee will review and approve all reimbursements and payments made to our sponsor, officers, directors or our or their respective affiliates, with any interested director abstaining from such review and approval.

Other than the $10,000 per month, including the deferred payments, administrative fee for office space, utilities, secretarial and administrative services, and the reimbursement for out-of-pocket expenses, and $5,000 per month paid to Donald W. Orr, no compensation or fees of any kind will be paid to our sponsor, or members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is).

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. The charter of each committee is available on our website. Our audit committee, compensation committee and nominating and corporate governance committee is composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Messrs. Salvucci Sr. and Salvucci Jr., and Mr. Salvucci Jr. serves as chairman of the audit committee. As a smaller reporting company under the NYSE American listing standards, we are required to have at least two members on the audit committee. The rules of the NYSE American and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each of Messrs. Salvucci Sr. and Salvucci Jr. qualifies as an independent director under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Salvucci Jr. qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors consisting of three members. The members of our Compensation Committee are Messrs. Rojas and Salvucci, Jr. Mr. Salvucci, Jr. serves as chairman of the compensation committee. Under the NYSE American listing standards and applicable SEC rules, we are required to have at least two members on the compensation committee, all of whom must be independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Messrs. Rojas and Salvucci Jr. Mr. Rojas serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee are to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE American.

A copy of each of our Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, and Audit Committee Charter can be accessed at https://hnra-nyse.com/.

Director Nominations

Our nominating and corporate governance committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors, except that Donald W. Orr, our President and Board member, serves on the Board of Directors of Houston Natural Resources, Inc., an entity of which Donald H. Goree, our Chairman of the Board, serves as Chief Executive Officer.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. The Code of Ethics and the charter of each committee is available on our website. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our business combination. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Potential investors should also be aware of the following other potential conflicts of interest:

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented. For a complete description of our management’s other affiliations, see “— Directors and Executive Officers.”

•        Our sponsor and its permitted transferees each has entered into a letter agreement with us, pursuant to which each has agreed to waive (i) its redemption rights with respect to all shares of our common stock then owned by it in connection with the completion of our initial business combination and (ii) its rights to liquidating distributions from the trust account with respect to its founder shares and, solely with respect to the sponsor, the private placement shares, if we fail to complete our initial business combination within by July 15, 2023 (or an additional 4 months thereafter if we extend the period of time to consummate a business combination if extended by the Sponsor, as described in more detail in this Proxy Statement) (although its will be entitled to liquidating distributions from the trust account with respect to any public shares it holds if we fail to complete our business combination within the prescribed time frame). If we do not complete our initial business combination within the allotted time period, the proceeds of the sale of the private placement units will be used to fund the redemption of our public shares, and the private placement units (and their constituent securities) will expire worthless. Except for transfers to permitted transferees, the founder shares will not be transferable, assignable or salable by our sponsor until the earlier of (i) 180 days following the completion of our initial business combination or earlier if, subsequent to our initial business combination, the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after our initial business combination and (ii) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property. The private placement units (and their constituent securities) cannot be transferred except to certain permitted transferees until 30 days after the completion of our initial business combination. Given these characteristics of certain of our securities held by our sponsor, our sponsor may have a conflict of interest with respect to whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

•        Our sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our sponsor or an affiliate of our sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation will provide that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. We do not believe that these contractual obligations will materially affect our ability to complete our business combination. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

In the event that we submit our initial business combination to our public stockholders for a vote, our sponsor has agreed to vote all shares of our common stock having voting rights that it then owns in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation will provide that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnification agreements are necessary to attract and retain talented and experienced officers and directors.

Management’s Discussion and Analysis of
Financial Condition and Results of Operations OF HNRA

References in this section to “we,” “us”, “HNRA”, or the “Company” refer to HNR Acquisition Corp. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to HNRAC Sponsors, LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Proxy Statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Special Note Regarding Forward-Looking Statements

This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Overview

We are a newly organized blank check company incorporated on December 9, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We closed our Initial Public Offering on February 15, 2022.

On December 27, 2022, the Company entered into the MIPA with CIC, DenCo, Pogo Management, 4400 and, solely with respect to Section 7.20 of the MIPA, Sponsor. The terms of the MIPA, which contains customary representations and warranties, covenants, closing conditions, termination fee provisions and other terms relating to the mergers and the other transactions contemplated thereby, are summarized below. Capitalized terms used in this section but not otherwise defined herein have the meanings given to them in the MIPA.

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the Closing, Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the Target Interests of Target.

The Base Purchase Price for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through the Seller Promissory Note and (b) 2,000,000 shares of SPAC Common Stock, valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception (December 9, 2020) through March 31, 2023 were organizational activities, those necessary to prepare for our Initial Public Offering, and, after our Initial Public Offering, identifying a target company for a business combination.

We do not expect to generate any operating revenues until after the completion of the Purchase. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended March 31, 2023, we had a net loss of $177,614, which consisted of $653,731 of operating costs, $50,000 of franchise tax, amortization of debt discount of $184,579, dividend income of $1,739,interest expense on promissory notes of $28,485, a change in fair value of warrant liabilities of $20,756 and $188,718 of income taxes. These were partially offset by $946,916 of interest income on marketable securities held in our Trust Account, respectively. For the three months ended March 31, 2022, we had operating costs of $276,160 and interest income on marketable securities held in our Trust Account of $8,293.

For the years ended December 31, 2022 and 2021, we had a net loss of $750,347 and $13,782, respectively, which consisted of $1,598,013 and $13,782 of operating costs, respectively, $200,000 and $0 of franchise tax, partially offset by $1,268,362 and $0 of interest income on marketable securities held in our Trust Account, and $969 and $0 of interest income, respectively. Operating costs increased during the current year due to the Company’s Initial Public Offering that closed in February 2022, and costs related to pursuit of the Company’s Initial Business Combination. We also recognized income tax expense of $221,665 and $0 for the years ended December 31, 2022 and 2021, respectively.

Liquidity and Capital Resources and Going Concern

On February 15, 2022, we consummated our Initial Public Offering of 8,625,000 Units at a price of $10.00 per Unit (including 1,125,000 Units from the full exercise of the underwriters’ over-allotment option), generating gross proceeds of $86,250,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 505,000 private placement Units to the Sponsor at a price of $10.00 per Unit, generating gross proceeds of $5,050,000. Following the Initial Public Offering, the exercise of the over-allotment option and the sale of the private placement Units, net proceeds of $82,925,000 were placed in the Trust Account.

The Company recorded $4,793,698 of offering costs as a reduction of equity in connection with the shares of Common Stock previously included in the Units prior to their separation, including $1,725,000 of underwriting discount, $2,587,500 of deferred underwriting fee, and $481,198 of other offering costs.

As of March 31, 2023, we had cash of $109,287 and marketable securities held in the Trust Account of $91,052,778 consisting of U.S. Treasury Bills with a maturity of 180 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Subsequent to March 31, 2023, in connection with the stockholder vote for the amendment to the Company’s certificate of incorporation, a total of 4,115,597 Public Shares for an aggregate redemption amount of $43,318,207 were redeemed from the Trust Account by the stockholders of the Company. The Company also withdrew a total of $711,204 from the Trust Account to pay franchise and federal income taxes.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less deferred underwriting commissions and income taxes payable), to complete the Purchase. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete the Purchase, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

In order to fund working capital deficiencies or finance transaction costs in connection with the Purchase, our sponsor and our initial stockholders or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete the Purchase, we would repay such loaned amounts. In the event that the Purchase does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants identical to the private placement warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

We believe we will need to raise additional funds in order to meet the expenditures required for operating our business. If our estimate of the costs of closing the Purchase are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to closing the Purchase. Moreover, we may need to obtain additional financing either to complete the Purchase or because we become obligated to redeem a significant number of our public shares upon consummation of the Purchase, in which case we may issue additional securities or incur debt in connection with the Purchase. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of the Purchase. If we are unable to complete the Purchase because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following the closing of the Purchase, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

On October 17, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of SPAC Common Stock, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms by the Common Stock Purchase Agreement.

The Company is obligated under the Common Stock Purchase Agreement and the White Lion RRA to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the SPAC Common Stock under the Securities Act of 1933, as amended, for the resale by White Lion of shares of SPAC Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on the effective date of the registration statement and extend until December 31, 2025. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company may notify White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The number of shares sold pursuant to any such notice may not exceed (i) the lower of (a) $2,000,000 and (b) the dollar amount equal to the product of (1) the Effective Daily Trading Volume (2) the closing price of SPAC Common Stock on the Effective Date (3) 400% and (4) 30%, divided by the closing price of SPAC Common Stock on NYSE American preceding the Notice Date and (ii) a number of shares of SPAC Common Stock equal to the Average Daily Trading Volume multiplied by the Percentage Limit.

The securities to be purchased by White Lion pursuant to the Common Stock Purchase Agreement are the same SPAC Common Stock issued in the IPO. The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of SPAC Common Stock during a period of two consecutive trading days following the applicable Notice Date.

The Company will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three days’ prior written notice to the Company if (i) there is a Fundamental Transaction, (ii) the Company is in breach or default in any material respect of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the Registration Statement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the SPAC Common Stock for a period of five consecutive trading days, (v) the material breach of the Common Stock Purchase Agreement by the Company, which breach is not cured within the applicable cure period or (vi) a Material Adverse Effect has occurred and is continuing. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the White Lion RRA.

In consideration for the commitments of White Lion, as described above, the Company has agreed that it will issue to White Lion shares of SPAC Common Stock having a value of $1,500,000 based on the volume-weighted average price of the SPAC Common Stock on a date which is the earlier to occur of (i) two Trading Days prior to the filing of the registration statement it will file pursuant to the White Lion RRA and (ii) after the closing of any business combination agreement, the Trading Day prior to the Investor sending a written request to the Company for such commitment shares, and to include such shares in the registration statement it will file pursuant to the White Lion RRA.

Should the Company choose to exercise its right under the Common Stock Purchase Agreement, the subsequent resale by White Lion of a significant amount of shares of SPAC Common Stock, or the perception that these sales may occur, could cause the market price of our SPAC Common Stock to decline and to be highly volatile. Sales of our SPAC Common Stock, if any, to White Lion under the Common Stock Purchase Agreement will be determined by us in our sole discretion and will depend upon market conditions and other factors. We may ultimately decide to sell to White Lion all, some or none of the SPAC Common Stock that may be available for us to sell to White Lion pursuant to the Common Stock Purchase Agreement. If and when we elect to sell SPAC Common Stock to White Lion pursuant to the Common Stock Purchase Agreement, after White Lion has acquired such shares, White Lion may resell all, some or none of such shares of SPAC Common Stock at any time or from time to time in its discretion and at different prices. As a result, investors who purchase SPAC Common Stock from White Lion in subsequent offerings at different times will likely pay different prices for those shares of SPAC Common Stock, and so may experience different levels of dilution and in some cases substantial dilution and different outcomes in their investment results. See “Risk Factors — Risks Relating to this Offering — The sale and issuance of SPAC Common Stock to White Lion will cause dilution to our existing securityholders, and the resale of the SPAC Common Stock acquired by White Lion, or the perception that such resales may occur, could cause the price of our SPAC Common Stock to decrease.”

Investors may experience a decline in the value of our SPAC Common Stock that they purchase from White Lion in such a future offering as a result of future sales made by us to White Lion at prices lower than the prices such investors paid for their shares in past offerings. In addition, if we sell a substantial number of SPAC Common Stock to White Lion under the Common Stock Purchase Agreement, or if investors expect that we will do so, the actual sales of SPAC Common Stock or the mere existence of our arrangement with White Lion may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

Because the purchase price per share to be paid by White Lion for the SPAC Common Stock that we may elect to sell to White Lion under the Common Stock Purchase Agreement, if any, will fluctuate based on the market prices of our SPAC Common Stock during the applicable period for each sale of SPAC Common Stock shares made pursuant to the Common Stock Purchase Agreement, if any, as of the date of this proxy statement, it is not possible for us to predict the number of shares of SPAC Common Stock that we will sell to White Lion under the Common Stock Purchase Agreement, the actual purchase price per share to be paid by White Lion for those SPAC Common Stock, or the actual gross proceeds to be raised by us from those sales, if any. We may receive up to $150 million in aggregate gross proceeds from White Lion under the Common Stock Purchase Agreement. However, the actual proceeds may be less than this amount depending on the number of shares of SPAC Common Stock sold and the price at which the shares of SPAC Common Stock are sold.

The issuance of our SPAC Common Stock to White Lion pursuant to the Common Stock Purchase Agreement will not affect the rights or privileges of our existing shareholders, except that the economic and voting interests of each of our existing shareholders will be diluted. Although the number of shares of SPAC Common Stock that our existing shareholders own will not decrease, the SPAC Common Stock owned by our existing shareholders will represent a smaller percentage of our total outstanding SPAC Common Stock after any such issuance.

The following table sets forth information at varying purchase prices, for illustrative purposes only and are not intended to be estimates or predictions of the future performance of our SPAC Common Stock. The actual number of SPAC Common Stock shares we sell to White Lion, and the prices at which we sell them, will vary and be subject to the terms and conditions of the Common Stock Purchase Agreement described above:

Assumed Trading Price of SPAC Common Stock(1)	Purchase Price per SPAC Common Stock Sold Under the Common Stock Purchase Agreement(2)	Number of SPAC Common Stock to be Issued and Sold Under the Common Stock Purchase Agreement(3)	Purchase Price for SPAC Common Stock Sold Under the Common Stock Purchase Agreement(4)	Percentage of Outstanding SPAC Common Stock After Giving Effect to Issuances to White Lion(5)
$4.00	$3.84	520,833	$2,000,000	5.12%
$6.00	$5.76	347,222	$2,000,000	3.47%
$8.00	$7.68	260,417	$2,000,000	2.63%
$10.00	$9.60	208,333	$2,000,000	2.11%
$12.00	$11.52	173,611	$2,000,000	1.77%

____________

Notes:-

(1)      The Assumed Trading Price of SPAC Common Stock is for illustration purposes only and does not reflect estimates or predictions of future performance of SPAC Common Stock.

(2)      The Purchase Price per SPAC Common Stock is equal to 96% of the assumed trading price of SPAC Common Stock listed in the first column.

(3)      The Number of SPAC Common Stock to be issued and sold under the Common Stock Purchase Agreement listed in this column is for illustration purposes only. It does not reflect the actual number of SPAC Common Stock we ultimately may sell to White Lion and is therefore not intended to be estimates or predictions of the future performance of our SPAC Common Stock.

(4)      The Purchase Price for SPAC Common Stock is the illustrative aggregate purchase price to be received from the sale of SPAC Common Stock issued and sold under the Common Stock Purchase Agreement.

(5)      The denominator used to calculate the percentages in this column is based on 9,657,968 SPAC Common Stock outstanding assuming no redemptions as illustrated in the section titled “Impact of the Purchase on HNRA’s [Public Float]”, adjusted to include an illustrative amount of SPAC Common Stock issued and sold to White Lion under the Common Stock Purchase Agreement.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of March 31, 2023.

Contractual obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. The Company has paid a total of $139,250 under this agreement through March 31, 2023. The Company will continue to incur these fees monthly until the earlier of the completion of a business combination and the Company’s liquidation.

The underwriters are entitled to a deferred fee of $2,587,500 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a business combination, subject to the terms of the underwriting agreement.

Critical Accounting Policies

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Warrant Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815,

Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

In accordance with Accounting Standards Codification ASC 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity, the warrants issued in connection with the working capital loans do not meet the criteria for equity classification due to the redemption right whereby the holder may require the Company to settle the warrant in cash 18 months after the closing of the MIPA, and must be recorded as liabilities. The warrants are measured at fair value at inception and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statements of operations in the period of change.

Common Stock Subject to Possible Redemption:

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to the redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock issued in the Initial Public Offering feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, the shares of common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet upon closing of the Initial Public Offering.

Net Loss Per Share:

Net loss per share of common stock is computed by dividing net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement warrants to purchase an aggregate of 6,847,500 shares and warrants to purchase 972,750 issued in connection with working capital loans in the calculation of diluted income per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per share of common stock is the same as basic loss per share of common stock for the period presented.

The Company’s statements of operations include a presentation of net loss per share for common stock shares subject to possible redemption in a manner similar to the two-class method of income per share. Net loss per common share, basic and diluted, for redeemable common stock is calculated by dividing the net income allocable to redeemable common stock, by the weighted average number of redeemable common shares outstanding since original issuance. Net loss per common stock, basic and diluted, for non-redeemable common stock is calculated by dividing net income allocable to non-redeemable common stock, by the weighted average number of shares of non-redeemable common stock outstanding for the periods. Shares of non-redeemable common stock include the founder shares as these common shares do not have any redemption features and do not participate in the income earned on the Trust Account.

Fair Value of Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement”, approximates the carrying amounts represented on the balance sheet.

The Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Quantitative and Qualitative Disclosures About Market Risk

As of December 31, 2022, we were not subject to any market or interest rate risk. Following the consummation of our IPO, the net proceeds of our IPO, including amounts in the Trust Account, have been invested in U.S. government treasury bills, notes or bonds with a maturity of 180 days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Emerging Growth Company

We are an “emerging growth company,” as defined in the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period. Accordingly, the information we provide to you may be different than you might get from other public companies in which you hold securities.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the closing of our Initial Public Offering, or December 31, 2027, (ii) the last day of the fiscal year in which we have total annual gross revenue of at least $1.07 billion, (iii) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeded $700.0 million as of the last business day of the second fiscal quarter of such year or (iv) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

MANAGEMENT AFTER THE PURCHASE

Following the closing of the Purchase, the Post-Combination Company’s Board will consist of five directors. Three of the five directors will be independent. Two of our existing directors will resign from the board and take on Executive officer roles. The Company did not engage in any discussions with directors or officers about post-Purchase positions or compensation until after execution of the MIPA.

Name	Age	Title
Diego Rojas	69	Chief Executive Officer and Director
Mitchell B. Trotter	64	Chief Financial Officer and Director
David M. Smith	68	General Counsel and Secretary
Joseph V. Salvucci Sr	67	Director and Chairman
Joseph V. Salvucci Jr.	38	Director
Byron Blount	66	Director
Donald W. Orr	71	Geology and Acquisition Consultant
Donald Gorée	65	Founder, Former Chairman/CEO/CFO, Public Markets Consultant

Diego Rojas — Chief Executive Officer and Director Nominee.    Mr. Rojas has served as a member of our board of directors since January 2021. Mr. Rojas has 40 years’ experience in the oil and gas industry with most of that experience in energy operations onshore, offshore, and internationally. He began his career in 1975 with Exxon Company USA in their Southeast Division headquarters in New Orleans, Louisiana, and eventually became District Engineering Manager for Exxon’s Offshore District, with responsibility for more than 75 engineers, 200 offshore platforms and 2,000 wells. After leaving Exxon, Mr. Rojas led several independent companies both in the United States and Latin America, including Enercap Corp (formerly, DCR Petroleum), which he founded in 1983, and served as Principal Owner until 1985. Prior to DRC Petroleum, Mr. Rojas was an independent acquisitions and operations consultant involved in exploration and production (E&P) and services company activities. From 1991 to 1994, Mr. Rojas served as Vice President of King Ranch Capital, where he managed King Ranch Capital’s acquisitions group. For the past five years Mr. Rojas has served as a consultant with Enerlat, a private consulting company which he controls. Mr. Rojas graduated with honors from the University of Florida with a Bachelor of Science in Mechanical Engineering.

Mr. Rojas is qualified to serve as CEO and as a member of our board of directors based on our review of his qualifications, attributes, and skills, including his oil and gas management experience and oil and gas acquisition experience.

Mitchell B. Trotter — Chief Financial Officer and Director Nominee.    Mr. Trotter joined the company and has served as our Senior Vice President of Finance since October 2022. Mr. Trotter has 41 years of experience beginning his career in 1981 as an auditor with Coopers & Lybrand for seven years. He then served as CFO of two private investor backed private companies where the first was in real estate development and the latter in the engineering and construction industry. For the next 30 years, Mr. Trotter served in various CFO and Controller positions with three publicly traded companies in the engineering and construction services industry which were: Earth Tech to 2002; Jacobs Engineering to 2017; and AECOM to 2022. In those roles Mr. Trotter managed up to 400 plus staff across six continents supporting global operations with clients in multiple industries across private, semi-public and public sectors. Mr. Trotter earned his BS Accounting from Virginia Tech in 1981 and his MBA from Virginia Commonwealth University in 1994. He professional credentials are: Certified Public Accountant in Virginia; Certified Management Accountant; and Certified in Financial Management.

Partners, LLC in 2012 to acquire oil and gas leases for drilling in the Rocky Mountain region. At Mr. Orr’s direction, XNP Resources began acquiring a strategic leasehold position in the Sand Wash Basin in Colorado. XNP Resources was able to secure a major leasehold position in the heart of what has become the highly competitive Niobrara Shale formation in western Colorado. Since 2014, Mr. Orr has been developing an unconventional resource play in Alaska that contains over 600 billion cubic feet of gas in stacked coal reservoirs. More recently, Mr. Orr assembled a team of oil and gas professionals in order to study certain oil provinces in Columbia. S.A. Mr. Orr also serves as President and on the Board of Directors of Houston Natural Resources, Inc. Mr. Orr has a Bachelor of Science degree in Geology from Texas A&I University, with a minor in Mathematics.

David M. Smith, Esq. — Vice President, General Counsel and Secretary of the Company.    Mr. Smith is a licensed attorney in Texas with over 40 years’ experience in the legal field of oil and gas exploration and production, manufacturing, purchase and sale agreements, exploration agreements, land and leaseholds, right of ways, pipelines, surface use, joint operating agreements, joint interest agreements, participation agreements and operations as well as transactional and litigation experience in oil and gas, real estate, bankruptcy and commercial industries. Mr. Smith purchased 142,500 HNRA shares as a founder. Mr. Smith has represented a number of companies in significant oil and gas transactions, mergers and acquisitions, intellectual property research and development and sales in the oil and gas drilling business sector. Mr. Smith began his career by serving in a land and legal capacity as Vice President of Land and, subsequently, as President of a public Canadian company until beginning his legal practice as a partner with several law firms and ultimately creating his own independent legal practice. Mr. Smith holds a degree in Finance from Texas A&M University, a Doctor of Jurisprudence from South Texas College of Law and is licensed before the Texas Supreme Court.

Joseph V. Salvucci, Sr. — Independent Director Nominee and Chairman of the Board Nominee. Joseph V. Salvucci, Sr. — Independent Director and Chairman of the Board has served as a member of our board of directors since December 2021. JVS Alpha Property, LLC, an entity which the majority is beneficially owned by Mr. Salvucci, with the balance owned by his immediate family, purchased 940,000 HNRA shares as a founder. Mr. Salvucci acquired PEAK Technical Staffing USA (“PEAK”), peaktechnical.com in 1986 and has grown the business to be a premier provider of USA-based contract engineers and technical specialists, on assignment worldwide through a comprehensive, customer focused, enterprise-wide Managed Staffing Solution. During his 35-year tenure as owner of the company, PEAK has expanded from Pittsburgh to do business in all 50 States, Canada, Europe, South America, India, and the Philippines. He served 10 years on the board of directors culminating as President and Board Chairman of the National Technical Services Association, a trade association representing 300,000 contractors on assignment in the technical staffing industry that later merged with the American Staffing Association. He is an active member of the Young Presidents Organization (YPO GOLD), formerly known as the World Presidents Organization (WPO) and has served as a member of the WPO International Board, as well as chairman of East Central US (ECUS) Region and Pittsburgh chapters as Chairman of the Board. As a 1976 Civil Engineering graduate of the University of Pittsburgh, he was a member of the Triangle (Engineering) Fraternity and its Alumni Association. He earned the Triangle Fraternity Distinguished Alumnus Citation in 2011 and currently serves on the Board of Directors. After earning the rank of Eagle Scout in 1970, he has remained active with the Boy Scouts of America, having served as the founding Chairman of the Board of the Pittsburgh Chapter of the National Eagle Scout Association, earning the NOESA (National Outstanding Eagle Scout Award) and the Silver Beaver Award and is past VP of Development and a board member of the Laurel Highlands Council in Western Pennsylvania. He was awarded the Manifesting the Kingdom of God Award by the Catholic Diocese of Pittsburgh in 2011. He was awarded the “Big Mac Award” from the Ronald McDonald Charities. As well as earning his BS in Civil Engineering from the University of Pittsburgh in 1976 and attended Harvard Business School’s OPM 33, graduating in 2003.

Joseph V. Salvucci, Jr. — Independent Director Nominee has served as a member of our board of directors since December 2021. Mr. Salvucci began his career with PEAK Technical Staffing USA in November 2010 and is currently serving as the Chief Executive Officer overseeing nine branches with several hundred employees, and managing strategic initiatives for the company, including Staff Training, Career Pathing, and Organic Growth. Mr. Salvucci Jr received his Executive MBA from the University of Pittsburgh. In addition to his responsibilities as President/COO of PEAK, Mr. Salvucci serves on the board of Temporary Services Insurance Limited, a Workers’ Compensation company serving staffing companies.

Byron Blount — Independent Director Nominee will join the board of directors and will be the chair the audit committee. Mr. Blount has extensive experience in finance, investments, and acquisitions. He was Managing Director for the Blackstone Real Estate Group from 2011 to 2021 where he: had Primary Asset Management responsibilities for several industries and portfolio companies; oversaw the onboarding of acquisitions and establishment of Blackstone-affiliated portfolio companies; and had Primary Disposition responsibilities for several portfolios and companies across several industries. Mr. Blount was the LXR/Blackstone Executive Vice President from 2005 to 2010. His primary responsibilities involved: underwriting and acquisition of domestic and international property and mortgage loan portfolios; asset management; renovation and reconstruction projects, debt, and business model restructuring; and dispute resolution. He was a Principal of Colony Capital from 1993 to 2004 and was responsible for sourcing and structuring new investments, consummating transactions valued in excess of $5 billion. His Primary Acquisitions responsibilities included domestic and international acquisitions of real property, distressed mortgage debt, and real estate-related assets and entities. From 1987 to 1992, Mr. Blount was Vice President of WSGP which was formed to capitalize on the struggles of the US Savings and Loan industry and the FSLIC. He was responsible for structuring and managing/working out new investment opportunities, generally acquired from failed financial institutions. He graduated from University of Southern California in 1982 with a B.S. in Business Administration. Mr. Blount earned his MBA from University of Southern California’s Marshall School of Business in 1987 and is a member Beta Gamma Sigma (International Business Honor Society).

Donald H. Gorée — Founder/Public Markets Consultant.    Mr. Gorée founded HNR Acquisition Corp and has served as our Chairman and Chief Executive Officer since our inception in April 2020. Mr. Gorée is also the founder of Houston Natural Resources, Inc., a global natural resource corporation located in Houston, Texas and controlling member of our sponsor, and has served as its Chairman and Chief Executive Officer since January 2018. Mr. Gorée has over 40 years’ experience in the oil and gas industry involving exploration and production, oil and gas pipeline construction and operations, natural gas gathering, processing and gas liquification. In 2003, Mr. Gorée founded Global Xchange Solutions AG., a publicly reporting corporation, private equity, investment bank and market-making firm, based in Zurich, Switzerland, with offices in Frankfurt, Germany and London, United Kingdom, and served as Chairman and Chief Executive Officer of Global Xchange Solutions from 2002 to 2012. Global Xchange Solutions sponsored listings of private companies to the London Stock Exchange, AIM, the Frankfurt Stock Exchange, the Berlin Stock Exchange and the Börse Stuttgart, and provided public company development and market development advice. From 2003 to 2005, Mr. Gorée served as Chairman and Chief Executive officer of Azur Holdings, Inc., a Fort Lauderdale, Florida-based, OTC-listed luxury real estate developer of mid-rise waterfront condominiums. From 2012 to 2019, Mr. Gorée served as the Managing Director of Rhone Merchant House Ltd., a firm which provides merchant banking and investment banking services to a small and elite list of clients. Mr. Gorée has an Executive Master of Business and Entrepreneurship degree from the Rice University Jones Graduate School of Business.

Mr. Gorée is qualified to serve as Public Markets Consultant based on our review of his experience, qualifications, attributes and skills, including co-founding our company and experience advising companies in public market transactions and his executive leadership experience in the oil and gas industry.

Donald W. Orr — Geology and Acquisition Consultant.    Mr. Orr has served as our President and a member of our Board of Directors since January 2021. Mr. Orr is a geologist with over 42 years of experience in petroleum geology and production operations. Mr. Orr began his career as a junior geologist with Texas Oil and Gas Corporation in 1976. In February 1979, Mr. Orr helped form American Shoreline, Inc., an independent oil and gas company. Mr. Orr was previously held the title of Senior Geologist at Seven Energy LLC, a wholly owned subsidiary of Weatherford International plc from June 2005 to August 2008, where he helped pioneered numerous innovations in UBD (underbalanced drilling), including drilling with unconventional materials and devising the methodology for unlocking the productive capacity of the Buda Lime through the use of UBD. In June 2009, Mr. Orr founded XNP Resources, LLC, an independent oil and gas company engaged in the exploration, development, production, and acquisition of oil and natural gas resources. Shortly thereafter, XNP Resources teamed up with Tahoe Energy Partners, LLC in 2012 to acquire oil and gas leases for drilling in the Rocky Mountain region. At Mr. Orr’s direction, XNP Resources began acquiring a strategic leasehold position in the Sand Wash Basin in Colorado. XNP Resources was able to secure a major leasehold position in the heart of what has become the highly competitive Niobrara Shale formation in western Colorado. Since 2014, Mr. Orr has been developing an unconventional resource play in Alaska that contains over 600 billion cubic feet of gas in stacked coal reservoirs. More recently, Mr. Orr assembled a team of oil and gas professionals in order to study certain oil provinces in Columbia. S.A. Mr. Orr also serves as President and on the Board of Directors of Houston Natural Resources, Inc. Mr. Orr has a Bachelor of Science degree in Geology from Texas A&I University, with a minor in Mathematics.

Family Relationships

There are no family relationships between any of our officers and directors, except that Mr. Joseph V. Salvucci Sr. and Mr. Joseph V. Salvucci Jr. are father and son, respectively.

Number and Terms of Office of Officers and Directors

Our board of directors has five directors. Our board of directors will be divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The class I directors will consist of Diego Rojas and

Joseph V. Salvucci, Jr., and their term will expire at our first annual meeting of stockholders. The class II directors will consist of, Mitchell Trotter, Byron Blount, and Joseph V. Salvucci, Sr. and their term will expire at the second annual meeting of stockholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

Director Independence

The NYSE American listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Of the current members of our board of directors, Messrs. Salvucci Sr., Salvucci Jr., and Byron Blount would each be considered an “independent director” under the NYSE American listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Upon the consummation of the Purchase, our board of directors will have three standing committees: an audit committee, a compensation committee and a nominating, corporate governance, and ESG committee. Each committee will operate under a charter that has been approved by our board of directors and will have the composition and responsibilities described below. The charter of each committee will be available on our website. Our audit committee, compensation committee and nominating, corporate governance, and ESG committee will be composed solely of independent directors.

Audit Committee

Upon the consummation of the Purchase, we will establish an audit committee of the board of directors. The members of our audit committee will be Messrs. Blount, Salvucci Sr. and Salvucci Jr., and Mr. Blount will serve as chairman of the audit committee. As a smaller reporting company under the NYSE American listing standards, we are required to have at least two members on the audit committee. The rules of the NYSE American and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each of Messrs. Salvucci Sr., Salvucci Jr. and Blount qualifies as an independent director under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Blount qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We will adopt an audit committee charter, which will detail the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and

(ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Upon the consummation of the Purchase, we will establish a compensation committee of the board of directors consisting of three members. The members of our Compensation Committee will be Messrs. Salvucci Sr., Salvucci, Jr., and Blount. Mr. Salvucci, Jr. will serve as chairman of the compensation committee. Under the NYSE American listing standards and applicable SEC rules, we are required to have at least two members on the compensation committee, all of whom must be independent.

We will adopt a compensation committee charter, which will detail the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter will also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

Nominating, Corporate Governance, and ESG Committee

Upon the consummation of the Purchase, we will establish a nominating, corporate governance, and ESG committee. The members of our nominating, corporate governance, and ESG committee will be Messrs. Blount, Salvucci Sr. and Salvucci Jr. Mr. Salvucci Jr. will serve as chair of the nominating, corporate governance and ESG committee.

The primary purposes of our nominating, corporate governance, and ESG committee will be to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

•        assist the Board in discharging its oversight responsibility related to ESG matters, which are defined to include topics such as climate change impacts, energy and natural resources conservation, environmental and supply chain sustainability, human rights, diversity and inclusion, and other ESG issues that are relevant and material to the Company, provide guidance to the Board on the aforementioned matters, and perform an oversight role in shaping the Company’s ESG strategy.

The nominating, corporate governance, and ESG committee will be governed by a charter that complies with the rules of the NYSE American.

Upon consummation of the Purchase, a copy of each of our Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, and Audit Committee Charter will be accessible at https://hnra-nyse.com/.

Director Nominations

Our nominating, corporate governance, and ESG committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our future executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

Prior to the closing of the Purchase, we will have adopted a Code of Ethics applicable to our directors, officers and employees. The Code of Ethics and the charter of each committee will be available on our website. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our business combination. Our amended and restated certificate of incorporation will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Potential investors should also be aware of the following other potential conflicts of interest:

•        None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

The conflicts described above may not be resolved in our favor.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS AFTER THE PURCHASE

Compensation Advisor

The Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), a compensation consulting firm, to assist it in evaluating the elements and levels of our executive compensation, including base salaries, annual cash incentive awards and equity-based incentives for our executive officers, consultant, and directors. In November 2022, the Committee determined that Pearl Meyer is independent from management and that Pearl Meyer’s work has not raised any conflicts of interest. Pearl Meyer reports directly to the Committee and the Committee has the sole authority to approve Pearl Meyer’s compensation and may terminate the relationship at any time.

Executive Officer Compensation

None of our executive officers have received any cash compensation for services rendered to us.

Following the closing of the Purchase, we expect that our executive officers will receive an annual base salary, will be eligible to receive equity-based sign-on incentives and will participate in employee benefits on the same basis as other employees. All of the initial equity-based awards that we intend to grant in connection with the establishment of our executive team will be subject to time-based vesting, as described in further detail below under “Sign-On Equity Awards.” Below is a description of the anticipated compensation programs and practices for our executive officers, who are the individuals who will be eligible to qualify as our named executive officers in the future. As we grow as an independent company, our compensation programs and practices may evolve and change and may, in the future, include different elements and items of compensation from those described herein.

Base Salary

Effective upon the consummation of the Purchase, the annualized base salary of our executive officers is currently expected to be set as follows:

Name	Base Salary
Diego Rojas – Chief Executive Officer and Director Nominee	$330,000
Mitchell B. Trotter – Chief Financial Officer and Director Nominee	$250,000
David M. Smith – General Counsel and Secretary	$250,000

Cash Bonuses

We do not currently expect to pay cash bonuses to our executive officers pursuant to a formal bonus program.

Other Benefits

It is expected that participation in broad-based retirement, health and welfare plans will be offered to all of our employees, including our executive officers who are eligible to participate in such plans on the same basis as all other employees. This is expected to include a plan intended to provide benefits under section 401(k) of the Internal Revenue Code of 1986, as amended, where employees are allowed to contribute portions of their base compensation into a retirement account in order to encourage all employees, including any participating executive officers, to save for the future. It is anticipated that a competitive matching contribution based on a portion of an employee’s eligible compensation will also be provided.

Equity Sign-On Incentive

One-time Equity Award

Following the consummation of the Purchase for executives who choose to remain on board, and upon hiring a new executive, we intend to grant one-time Equity Sign-On Incentive (each, a “Equity Sign-On Incentive”) to our executive officers under the Incentive Plan (which is described in more detail under “Proposal No. 5 (Incentive Plan Proposal)”), which Transaction Equity Awards will consist of restricted stock units (“RSUs”) subject to time-based vesting.

The Transaction Equity Award granted to each of our executive officers is expected to consist of the number of RSUs equal to 200% of base salary, for each of Messrs. Rojas, Trotter, Orr, and Smith, in each case, divided by ten dollars.

The Transaction Equity Awards are expected to vest 1/3 on the first anniversary of the applicable date of grant, 1/3 on the second anniversary of the applicable date of grant, and 1/3 on the third anniversary of the applicable date of grant, so long as the executive officer remains continuously employed by us through such vesting date. Vesting of the Transaction Equity Awards will accelerate in full upon a termination by us of the recipient’s employment without cause or, following a change in control of us, by the recipient for good reason.

Options

Within 12 months of the consummation of the Purchase, subject to a shareholder vote of the finalized plan, we intend to engage a compensation consultant to help us establish an industry standard plan to grant Annual Stock Options under the Incentive Plan. The compensation consultant will help us determine eligibility, type of options, vesting schedule, number of shares, exercise price, exercise conditions, exercise term, payment and share issue procedures, and other terms, conditions, and provisions. Pursuant to the Incentive Plan, we intend to establish an Annual Stock Option plan that is typical for our industry, company size, and business objectives; and which closely aligns executives with shareholders.

Severance Plan

We believe that it is important to provide our executive officers with certain severance and change in control payments and benefits to establish a stable work environment for the individuals responsible for our day-to-day management. To better assist us in our above-stated goal, we expect to adopt a Severance Plan (the “Severance Plan”), which will cover our executive officers. The following description of the Severance Plan is based on the form we anticipate adopting, but the Severance Plan has not yet been adopted and the provisions discussed below remain subject to change. As a result, the following description is qualified in its entirety by reference to the final Severance Plan once adopted.

The Severance Plan provides certain severance and change in control payments and benefits to our executive officers and certain other individuals who are selected for participation by our board of directors, or a committee thereof (as applicable, for purposes of the Severance Plan, the “Administrator”).

If a participant’s employment with us is terminated by us without cause the participant is entitled to receive: (i) an amount equal to 12 months of base salary, paid in a lump sum, and (ii) all unvested equity-based awards granted under the Incentive Plan that are held by the participant immediately prior to the termination date shall immediately become fully vested.

The Severance Plan does not provide a tax gross-up provision for federal excise taxes that may be imposed under section 4999 of the Code. Instead, the Severance Plan includes a “best of net” provision, which states that, if amounts payable to a plan participant under the Severance Plan (together with any other amounts that are payable by us as a result of a change in control, the “Payments”) exceed the amount allowed under section 280G of the Code for such participant, thereby subjecting the participant to an excise tax under section 4999 of the Code, then the Payments will either be: (i) reduced to the level at which no excise tax applies, such that the full amount of the Payments would be equal to $1 less than three times the participant’s “base amount,” which is generally the average W-2 earnings for the five calendar years immediately preceding the date of termination, or (ii) paid in full, which would subject the participant to the excise tax.

The Severance Plan contains restrictive covenants that apply to participants, including confidentiality, non-competition (which applies for three months following a participant’s termination of employment) and non-solicitation (which applies for 12 months following a participant’s termination of employment).

Strategy Consultant Compensation

We believe that maintaining the services of Donald Gorée, our founder, former CEO, and Former Chairman of the Board, as a strategy consultant by and through a company in which he is an owner and Managing Director, Rhône Merchant House, Ltd., will be critical to our ability to pursue growth. We also believe that structuring our Strategy Consultant compensation with a significant equity component is key to achieving our goals and maintaining alignment with stockholder interests. We anticipate that this strategy consultation will enhance our ability to grow and unlock value for stockholders. Accordingly, we have entered into a Consulting Agreement with Rhône Merchant House, Ltd. which will become effective upon the closing of the MIPA, Rhône Merchant House, Ltd. will be compensated as follows in order for the Company to engage Mr. Gorée as the designated strategy consultant:

•        Initial cash incentive of $50,000;

•        A monthly retainer of $22,000; and

•        Two grants, each consisting of RSUs calculated by dividing $250,000 by the stock price on the one year and two year anniversary of the initial business combination.

Following the initial business combination, we intend to present an initial grant (“Initial Grant”), which Initial Grant will consist of restricted stock units (“RSUs”) subject to time-based vesting.

The Initial Grant granted to Rhône Merchant House, Ltd. consists of the number of 60,000 RSUs.

The Initial Grants and annual grants are expected to vest 1/3 on the first anniversary of the applicable date of grant, 1/3 on the second anniversary of the applicable date of grant, and 1/3 on the third anniversary of the applicable date of grant, so long as Mr. Gorée serves on behalf of Rhône Merchant House, Ltd. through such vesting date. Vesting of the Transaction Equity Awards will accelerate in full upon a termination by the executive officers, by the recipient for good reason.

Geology and Acquisition Consultant Compensation

We believe that maintaining the services of Donald Orr, former President, as a strategy consultant will be critical to our ability to pursue growth through acquisition and property improvement. We also believe that structuring our Geology and Acquisition Consultant compensation with a significant equity component is key to achieving our goals and maintaining alignment with stockholder interests. We anticipate that this consultation will enhance our ability to grow and unlock value for stockholders. Accordingly, we have entered into a Consulting Agreement with Donald Orr which will become effective upon the closing of the MIPA. Donald Orr will be compensated as follows as the designated Geology and Acquisition consultant:

•        Initial cash incentive of $25,000;

•        A cash consulting retainer fee of Eight Thousand Dollars ($8,000) per month for the first 12 months; and a cash consulting retainer fee of Twelve Thousand Dollars ($12,000) per month for the next 24 months; and

•        Two grants, each consisting of RSUs calculated by dividing $150,000 by the stock price on the one year and two year anniversary of the initial business combination.

Following the initial business combination, we intend to present an initial grant (“Initial Grant”), which Initial Grant will consist of restricted stock units (“RSUs”) subject to time-based vesting.

The Initial Grant granted to Donald Orr is expected to consist of 30,000 RSUs.

The Initial Grants and annual grants are expected to vest 1/3 on the first anniversary of the applicable date of grant, 1/3 on the second anniversary of the applicable date of grant, and 1/3 on the third anniversary of the applicable date of grant, so long as Mr. Orr service through such vesting date. Vesting of the Transaction Equity Awards will accelerate in full upon a termination by the executive officers, by the recipient for good reason.

Director Compensation

None of our directors have received any cash compensation for services rendered to us.

Following the consummation of the Purchase, we believe that attracting and retaining qualified directors will be critical to our ability to grow in a manner that is consistent with our corporate governance principles and that is designed to create value for stockholders. We also believe that structuring director compensation with a significant equity component is key to achieving our goals. We believe that this structure will also allow directors to carry out their responsibilities with respect to oversight of the Company while also maintaining alignment with stockholder interests and fiduciary obligations. We anticipate that embedding these core principles and values of alignment and solid governance will enhance our ability to grow and unlock value for stockholders. Accordingly, in connection with, or shortly following the consummation of, the Purchase, we intend to implement a comprehensive director compensation policy for our non-employee directors, which is expected to consist of:

•        An annual retainer for non-employee directors of $75,000;

•        An annual grant for non-employee directors of RSUs, calculated by dividing $75,000 by the stock price, which will vest on the first anniversary of the grant;

•        an additional annual retainer payment of $50,000 to the independent Chairman; $25,000 to the independent chair of the Audit Committee; $20,000 to the independent chair of the Compensation Committee; and $15,000 to the independent chair of the Nominating, Corporate Governance, and ESG Committee.

Following the initial business combination for independent directors who choose to remain on board, and for new independent directors who onboard, we intend to present an initial grant (each, a “Initial Grant”), which Initial Grant will consist of restricted stock units (“RSUs”) subject to time-based vesting.

The Initial Grant granted to each of our independent directors is expected to consist of the number of RSUs equal to 200% of the sum of annual retainer plus annual grant of stock, for each of Messrs. Salvucci Sr, Salvucci Jr, and Blount, in each case, divided by ten dollars.

The Initial Grants are expected to vest 1/3 on the first anniversary of the applicable date of grant, 1/3 on the second anniversary of the applicable date of grant, and 1/3 on the third anniversary of the applicable date of grant, so long as the director continues service through such vesting date. Vesting of the Transaction Equity Awards will accelerate in full upon a termination by shareholders, by the recipient for good reason.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of HNRA’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HNRA’s common stock, by:

•        each person known by HNRA to be the beneficial owner of more than 5% of the outstanding shares of SPAC Common Stock;

•        each of HNRA’s executive officers and directors that beneficially owns shares of common stock; and

•        all of HNRA’s officers and directors as a group.

As of the record date, there were [        ] shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the SPAC Warrants.

Unless otherwise indicated, (i) we believe that all persons named in the table have sole voting and investment power with respect to all shares of SPAC Common Stock beneficially owned by them and (ii) the business address of each of our directors and “named executive officers” has the same business address as HNRA.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock as of the Record Date(3)		Approximate Percentage of Outstanding Common Stock following Purchase assuming No Redemptions(4)	Approximate Percentage of Outstanding Common Stock following Purchase assuming Maximum Redemptions(5)
Donald H. Gorée(6)	367,969	[•]	%	3.0%	4.8%
Donald W. Orr(7)	—	—		—	—
Joseph V. Salvucci, Sr.	—	—		—	—
Diego Rojas	—	—		—	—
Joseph V. Salvucci, Jr.(8)	—	—		—	—
All directors and executive officers as a group (5 individuals)	__	—		—	—
JVS Alpha Property, LLC(9)	940,000	[•]	%	7.7%	12.2%
HNRAC Sponsors LLC	122,656	[•]	%	1.0%	1.6%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

(2)      Consists solely of founder shares.

(3)      Based on [•] shares of common stock outstanding as of the Record Date.

(4)      Based on 12,245,199 shares of common stock outstanding (assumes 505,000 shares of common stock underlying 505,000 private placement units have been issued).

(5)      Based on 7,735,796 shares of common stock outstanding (assumes 505,000 shares of common stock underlying 505,000 private placement units have been issued).

(6)      Mr. Goree has sole voting and dispositive control over the securities held by Rhone Merchant House Ltd, which was transferred 367,969 private placement shares and warrants by Sponsor in a permitted transfer subsequent to the Initial Public Offering.

(7)      Mr. Orr, as Manager of HNRAC Sponsors LLC, has voting and dispositive control over the securities held by such entity, however he disclaims any beneficial ownership of such shares.

(8)      Mr. Salvucci Jr. has sole voting and dispositive control over the securities held by JVS Alpha Property, LLC, however he disclaims any beneficial ownership of such shares.

(9)      JVS Alpha Property, LLC’s Manager is Joseph V. Salvucci, Jr., who has voting and dispositive control over the shares held by such entity.

MARKET PRICES AND DIVIDENDS

HNRA

SPAC Common Stock is listed on the NYSE American under the ticker symbol “HNRA.” As of [            ], there were [            ] shares of SPAC Common Stock issued and outstanding, with [            ]% of shares held by insiders and [        ]%, with closing price on [            ] of $[            ] per share.The last reported sale price of SPAC Common Stock on NYSE American on December 23, 2022, the last trading day before HNRA entered into and announced the MIPA, was $10.19 per share.

The last reported sale price of SPAC Common Stock on NYSE American on [            ], the last trading day before the filing of this Proxy Statement, was $[            ] per share.

Pogo

Pogo’s securities are not currently publicly traded.

Post-Combination Company Financial Philosophy

HNRA’s Board of Directors has not adopted a formal dividend policy for a recurring quarterly fixed dividend payment to shareholders. Each quarter, HNRA’s Board of Directors determines the appropriate dividend for that quarter based on, among other things, general economic and business conditions, financial performance and operating results, the Company’s liquidity and capital needs and such other factors as HNRA’s Board of Directors deems relevant. As a matter of practice, HNRA’s Board of Directors will develop a dividend formula for shareholders within the first year following the business combination, as it is the Board’s intent to pay a shareholder dividend.

While the Post-Combination Company expects to pay quarterly dividends in accordance with this financial philosophy, it does not plan to adopt a formal written dividend policy to pay a fixed amount of cash each quarter or to pay any particular quarterly amount based on the achievement of, or derivable from, any specific financial metrics, including discretionary cash flow. Specifically, while the Post-Combination Company expects to make distributions of its discretionary cash flow as described above, the actual amount of any dividends paid may fluctuate depending on cash flow needs, which may be impacted by potential acquisition opportunities and the availability of financing alternatives, the need to service indebtedness or other liquidity needs, and general industry and business conditions, including the impact of commodity prices and the pace of the development of its properties by E&P companies. The payment of dividends following completion of the Purchase will be at the sole discretion of the Post-Combination Company’s board of directors, which may change its dividend philosophy at any time. We expect the Post-Combination Company’s dividend philosophy to take effect Q1 of 2024.

The White Lion $150 million dollar Equity Line of Credit (ELOC) facility will be used for short term loans to take advantage of market opportunities to acquire new properties as well as to address short term borrowing needs, which may include closing costs and seller notes made as a part of the business combination, whenever the ELOC is a better option than conventional financing. The ELOC is designed to not depress the stock price by selling shares in accordance with a trading volume formula that meters the number of shares sold into the market. We expect the ELOC to be able to generate $2 million in cash per week, if required. The ELOC is necessary to back up our investment funds from IPO Investor Redemptions.

The use of a Reserve Based Loan (RBL) is envisioned to support the purchase of initial business combination. Reserved Based Loans are common in the oil and gas industry, with some of the lowest cost term loans available. HNRA, as a new oil and gas company, is yet not established, so we anticipate paying low double digits vs much lower rates once we are an established company. The RBL is necessary to back up our investment funds from IPO Investor Redemptions.

ANTICIPATED ACCOUNTING TREATMENT

In accordance with GAAP, HNRA will account for the transaction using the acquisition method of accounting. Under the acquisition method of accounting, HNRA’s assets and liabilities will retain their carrying values and Pogo’s assets and liabilities will be recorded at their fair values measured as of the acquisition date. The excess of the consideration transferred over the fair values of Pogo’s net assets acquired, if applicable, will be recorded as goodwill.

As part of the purchase price allocation, HNRA will allocate certain amounts to proved and unproved oil and gas properties. HNRA examines several different factors prior to allocating value to unproved oil and gas properties. Transactions that are consummated in the normal course of business and those that require pro forma consideration are treated in the same manner. First, HNRA examines the total consideration transferred. From this amount, it calculates the value that should be attributable to proved reserves based on the relevant pricing data and discount factors for future net cash flows. These assumptions are utilized when formulating the amount attributable to proved reserves. After Pogo determines the value of the proved reserves, it examines unproved properties with input from geological and engineering assessments when formulating the amount attributable to unproved properties.

As a result, HNRA will record the business combination in its financial statements and will apply the acquisition method to account for the acquired assets and assumed liabilities of Pogo at their respective fair values upon consummation of the acquisition.

APPRAISAL RIGHTS

In accordance with the DGCL, no appraisal rights will be available with respect to the transactions contemplated by the agreement.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more HNRA stockholders reside if we believe the HNRA stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if HNRA stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the HNRA stockholders should follow the instructions described below. Similarly, if an address is shared with another HNRA stockholder and together both of the HNRA stockholders would like to receive only a single set of our disclosure documents, the HNRA stockholders should follow these instructions:

If the shares are registered in the name of the HNRA stockholder, the HNRA stockholder should contact us at our offices at HNR Acquisition Corp 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, telephone (713) 834-1145. If a bank, broker or other nominee holds the shares, the HNRA stockholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is the Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

The HNRA Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Purchase is not consummated, for any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and HNRA’s bylaws. Proposals should be addressed to: HNR Acquisition Corp, 3730 Kirby Drive- Suite 1200, Houston, Texas 77098. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In addition, if the Purchase is consummated, the bylaws of the Post-Combination Company will provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to HNR Acquisition Corp at 3730 Kirby Drive, Suite 1200, Houston, Texas 770098, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (which, in the case of the first annual meeting of stockholders following the consummation of the Purchase, the preceding year’s annual meeting date is deemed under the bylaws of the Post-Combination Company to be the date of this Special Meeting); provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date

WHERE YOU CAN FIND MORE INFORMATION

HNRA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on HNRA at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. This Proxy Statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this Proxy Statement. We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•        HNRA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023 (the “Annual Report”).

If you would like additional copies of this Proxy Statement or if you have questions about the Purchase, you should contact via phone or in writing:

HNR Acquisition Corp
Attn: David M. Smith, Chief Legal Officer and Secretary
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
Telephone: (713) 834-1145
Email: dmsmith@HNRA-NYSE.com

If you are a HNRA stockholder and would like to request documents, please do so no later than five business days before the Special Meeting in order to receive them before the Special Meeting. If you request any documents, they will be mailed to you by first class mail, or another equally prompt means.

All information contained in this Proxy Statement relating to HNRA has been supplied by HNRA, and all such information relating to Pogo has been supplied by Pogo. Information provided by either HNRA or Pogo does not constitute any representation, estimate or projection of the other.

This document is a proxy statement of HNRA for the Special Meeting. HNRA has not authorized anyone to give any information or make any representation about the Purchase, HNRA or Pogo that is different from, or in addition to, that contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Proxy Statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

HNR ACQUISITION CORP

POGO RESOURCES, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
HNR Acquisition Corp

Opinion on the Financial Statements

We have audited the accompanying balance sheets of HNR Acquisition Corp (the “Company”) as of December 31, 2022 and 2021, the related statements of operations, stockholders’ (deficit) equity and cash flows for each of the two years in the period ended December 31, 2022, and the related notes collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company’s business plan is dependent on the completion of a business combination. If the Company is unable to complete a business combination, a mandatory liquidation and subsequent dissolution will occur. The Company has a significant working capital deficiency as of December 31, 2022, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit[s] also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2022.

Houston, Texas
March 31, 2023, except for Notes 1 and 9 to the financial statements, as to which the date is May 12, 2023

HNR ACQUISITION CORP
BALANCE SHEETS

	December 31, 2022	December 31, 2021
ASSETS
Cash	$75,612	$38,743
Prepaid expenses	81,914	—
Deferred offering costs	—	297,233
Total current assets	157,526	335,976
Marketable securities held in Trust Account	89,243,362	—
Total assets	$89,400,888	$335,976

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable and accrued liabilities	$395,550	$136,558
Income tax payable	221,665	—
Franchise tax payable	200,000	—
Advances from related party	129,000	88,200
Total current liabilities	946,215	224,758
Deferred underwriting fee payable	2,587,500	—
Total liabilities	3,533,715	224,758

Commitments and Contingencies (Note 6)
Redeemable Common Stock
Redeemable Common Stock, $0.0001 par value; 8,625,000 shares outstanding subject to redemption at $10.32 per share as of December 31, 2022 and 0 outstanding as of December 31, 2021	89,043,362	—

Stockholders’ (deficit) equity
Preferred stock, $0.0001 par value; 1,000,000 authorized shares, 0 shares issued and outstanding at December 31, 2022; None outstanding at December 31, 2021	—	—
Common stock, $0.0001 par value; 100,000,000 authorized shares, 3,006,250 and 2,875,000 shares issued and outstanding (excluding 8,625,000 and 0 shares subject to redemption) at December 31, 2022 and 2021, respectively	301	288
Additional paid-in capital	—	124,712
Accumulated deficit	(3,176,490)	(13,782)
Total stockholders’ (deficit) equity	(3,176,189)	111,218
Total redeemable common stock, liabilities and stockholders’ (deficit) equity	$89,400,888	$335,976

The accompanying notes are an integral part of these financial statements.

HNR ACQUISITION CORP
STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2022 and 2021

	Year Ended December 31,
	2022	2021
Expenses:
Formation and operating costs	$1,598,013	$13,782
Franchise taxes	200,000	—
Loss from operations	(1,798,013)	(13,782)
Other income
Interest income	969	—
Interest income on marketable securities held in Trust Account	1,268,362	—
Total other income	1,269,331	—
Loss before income taxes	(528,682)	(13,782)
Income tax provision	(221,665)	—
Net Loss	$(750,347)	$(13,782)
Weighted average shares outstanding, redeemable common stock – basic and diluted	7,538,014	—
Net income (loss) per share of common stock – basic and diluted	$(0.02)	$—
Weighted average shares outstanding, non-redeemable common stock – basic and diluted(1)	2,978,445	2,500,000
Net income (loss) per share of common stock – basic and diluted	$(0.19)	$(0.01)

____________

(1)      This number for the year ended December 31, 2021 excludes an aggregate of up to 375,000 shares of common stock subject to forfeiture if the overallotment option is not exercised in full or in part by the underwriter (see Note 4).

The accompanying notes are an integral part of these financial statements.

HNR ACQUISITION CORP
STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY
For the Years Ended December 31, 2022 and 2021

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ (Deficit) Equity
	Shares	Amount
Balance – December 31, 2021	2,875,000	$288	$24,712	$—	$25,000
Capital contribution by Sponsor	—	—	100,000	—	100,000
Net loss	—	—	—	(13,782)	(13,782)
Balance – December 31, 2021	2,875,000	288	124,712	(13,782)	111,218
Forfeiture of shares by Sponsor	(373,750)	(37)	37	—	—
Issuance of Private Placement Units	505,000	50	5,023,334	—	5,023,384
Fair value of public warrants	—	—	5,879,729	—	5,879,729
Offering costs allocated to public warrants	—	—	(30,989)	—	(30,989)
Remeasurement of redeemable common stock to redemption value	—	—	(10,996,823)	(2,412,361)	(13,409,184)
Net loss	—	—	—	(750,347)	(750,347)
Balance – December 31, 2022	3,006,250	$301	$—	$(3,176,490)	$(3,176,189)

The accompanying notes are an integral part of these financial statements.

HNR ACQUISITION CORP
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2022 and 2021

	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net loss	$(750,347)	$(13,782)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income on marketable securities held in Trust Account	(1,268,362)	—
Changes in operating assets and liabilities
Prepaid expenses	(81,914)	—
Accounts payable and accrued liabilities	171,274	(72,925)
Accounts payable related parties	190,202
Income tax payable	221,665
Franchise tax payable	200,000	—
Net cash used in operating activities	(1,317,482)	(86,707)

Cash flows from investing activities:
Marketable securities held in Trust Account	(87,975,000)	—
Net cash used in investing activities	(87,975,000)	—

Cash flows from financing activities:
Proceeds from Initial Public Offering, net of costs of capital	84,319,667	—
Proceeds from Private Placement, net of costs of capital	5,023,384	—
Capital contributions from Sponsor	—	100,000
Payment of deferred offering costs	(25,500)	(62,750)
Proceeds received from related party	100,000	63,200
Repayment of advances from related party	(88,200)	—
Net cash provided by financing activities	89,329,351	100,450

Net increase in cash	36,869	13,743
Cash at beginning of period	38,743	25,000
Cash at end of period	$75,612	$38,743

Supplemental disclosure of non-cash investing and financing activities:
Deferred offering costs included in accounts payable and accrued liabilities	$—	$134,483
Deferred offering costs paid directly by related party	$—	$25,000
Remeasurement of redemption value of redeemable common stock	$13,409,184	$—
Deferred underwriting fee payable	$2,587,500	$—
Expenses paid by related party	$29,000

The accompanying notes are an integral part of these financial statements.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

HNR Acquisition Corp (the “Company”) was incorporated in Delaware on December 9, 2020. The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of December 31, 2022, the Company had not commenced any operations. All activity for the period from December 9, 2020 (inception) through December 31, 2022 relates to the Company’s formation and the initial public offering (“Initial Public Offering” or “IPO”) described below, and, after our Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its year end.

Sponsor and Financing:

The registration statement for the Company’s IPO was declared effective on February 10, 2022 (the “Effective Date”). On February 15, 2022, the Company consummated the IPO of 7,500,000 units (the “Units” and, with respect to the common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating proceeds of $75,000,000, which is described in Note 3. Additionally, the underwriter fully exercised its option to purchase 1,125,000 additional Units, for which the Company received cash proceeds of $11,250,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 505,000 units (the “Private Placement Units”) at a price of $10.00 per unit generating proceeds of $5,050,000 in a private placement to HNRAC Sponsors, LLC, the Company’s sponsor (the “Sponsor”) and EF Hutton (formerly Kingswood Capital Markets) (“EF Hutton”) that is described in Note 4 (“Related Party Transactions - Private Placement Units”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating the Business Combination.

Transaction costs amounted to $4,793,698, comprised of $1,725,000 of underwriting discount, $2,587,500 of deferred underwriting fee, and $481,198 of other offering costs. In addition, $1,368,050 of cash from the IPO was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Trust Account:

Funds from the Initial Public Offering were placed in a trust account (the “Trust Account”). The Trust Account shall invest only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 15 months (or within 18 months if we further extend the period of time to consummate a business combination, as described in more detail in the prospectus) from the closing of the Initial Public Offering

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

(the “Combination Period”) or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity; or (iii) the redemption of 100% of the shares of common stock previously included in the Units sold in the Initial Public Offering if the Company is unable to complete a Business Combination within 15 months from the closing of the Initial Public Offering (subject to the requirements of law).

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have an aggregate fair market value equal to at least 80% of the value of the assets held in the trust account (excluding taxes payable on the interest earned on the trust account) at the time of the signing of a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders holding common stock may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders holding common stock with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. As a result, shares of common stock will be recorded at their redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by law or under the NYSE American rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares of common stock in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination. In such case, the Company would not proceed with the redemption of its public shares of common stock and the related Business Combination, and instead may search for an alternate Business Combination.

The Company will only have 15 months (with one additional three-month extensions available to the Company in accordance with the Company’s amended and restated certificate of incorporation) from the closing date of the Initial Public Offering, February 15, 2022, to complete its initial Business Combination. See Note 9 for discussion of the first extension of this time period. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into a letter agreement with the Company, pursuant to which they have waived their right to participate in any redemption with respect to their initial shares; however, if the initial

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Initial Public Offering, they will be entitled to a pro rata share of the Trust Account, with respect to such public shares, upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit in the Initial Public Offering.

In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to have all third parties, including, but not limited to, all vendors, service providers (excluding its independent registered public accounting firm), prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claims of any kind in or to any monies held in the Trust Account for the benefit of the Public Stockholders.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The unaudited condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Inflation Reduction Act of 2022

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination,

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

(iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

Going Concern Consideration

At December 31, 2022, the Company had $75,612 in cash and a working capital deficit of $788,689. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. On February 5, 2023, the Company received notice from the Sponsor of its intention to extend the Combination period by three months until May 15, 2023. On February 8, 2023 in accordance with the Company’s amended and restated certificate of incorporation, the Sponsor’s designee deposited $862,500 into the Company’s trust account in connection with the extension. On May 11, 2023, in accordance with the Company’s amended and restated certificate of incorporation, the Sponsor’s designee deposited $120,000 into the Company’s trust account in connection with the extension. There is are five additional one-month extensions available to the Company. In the event the Company does not complete a Business Combination by June 15, 2023, or within an additional five months from that date if the available extensions are exercised, the Company is required to redeem the public shares sold in the Initial Public Offering. Additionally, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company:

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Net Loss Per Shares of Common Stock:

Net loss per share of common stock is computed by dividing net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. Weighted average shares for the year ended December 31, 2021 were reduced for the effect of an aggregate of 375,000 shares of common stock subject to forfeiture if the over-allotment option was not exercised by the underwriter (see Note 3). The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 6,847,500 shares in the calculation of diluted income per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per share of common stock is the same as basic loss per share of common stock for the period presented.

The Company’s statements of operations include a presentation of net loss per share for common stock shares subject to possible redemption in a manner similar to the two-class method of income per share. Net loss per common share, basic and diluted, for redeemable common stock is calculated by dividing the net income allocable to redeemable common stock, by the weighted average number of redeemable common shares outstanding since original issuance. Net loss per common stock, basic and diluted, for non-redeemable common stock is calculated by dividing net income allocable to non-redeemable common stock, by the weighted average number of shares of non-redeemable common stock outstanding for the periods. Shares of non-redeemable common stock include the founder shares as these common shares do not have any redemption features and do not participate in the income earned on the Trust Account.

	Year Ended
	December 31, 2022	December 31, 2021
Redeemable common stock
Numerator: net income (loss) allocable to redeemable common stock	$(178,613)	$—
Denominator: weighted average number of redeemable common stock	7,538,014	—
Basic and diluted net income (loss) per redeemable common stock	$(0.02)	$—

Non-redeemable common stock
Numerator: net loss allocable to non-redeemable common stock	$(571,734)	$(13,782)
Denominator: weighted average number of non-redeemable common stock	2,978,445	2,500,000
Basic and diluted net loss per non-redeemable common stock	$(0.19)	$(0.01)

Fair Value of Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement”, approximates the carrying amounts represented on the balance sheet.

The Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The balance of the Company’s cash and cash equivalents as of December 31, 2022 and 2021 was $75,612 and $38,743, respectively.

Marketable Securities Held in Trust Account:

At December 31, 2022, the assets held in the Trust Account were held in mutual funds. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in Interest Income on marketable securities held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At December 31, 2022, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Common Stock Subject to Possible Redemption:

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to the redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock issued in the Initial Public Offering feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, the shares of common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet upon closing of the Initial Public Offering.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

At December 31, 2022, the redeemable common stock reflected on the Company’s balance sheet consisted of the following:

Gross Proceeds	$86,250,000
Less: fair value of public warrants	(5,879,729)
Less: common stock issuance costs	(4,736,093)
Accretion to redemption value	13,409,184
Redeemable common stock	$89,043,362

Offering Costs:

Offering costs consist of legal and accounting costs incurred through the balance sheet date that are directly related to the Initial Public Offering. These costs, together with the underwriter discount, will be charged to additional paid in capital upon completion of the Initial Public Offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2022 and 2021. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 7,500,000 units at a price of $10.00 per unit (the “Units”). Each Unit consisted of one (1) share of the Company’s common stock, $0.0001 par value and one (1) warrant to purchase three quarters of one share of Common Stock (the “Warrants”). On April 4, 2022, the Units separated into common stock and warrants, and ceased trading. On April 4, 2022, the common stock and warrants commenced trading on the NYSE American. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Business Combination. Each Warrant entitles the holder to purchase three quarters of one share of common stock at a price of $11.50. Each Warrant will become exercisable on the later of: (i) one (1) year after the date that the registration statement for the Offering (the “Registration Statement”) is declared effective by the SEC and (ii) the consummation by the Company of a Business

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — INITIAL PUBLIC OFFERING (cont.)

Combination and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 18-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the 7,500,000 public Units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

The Company granted the underwriter a 45-day option to purchase up to fifteen percent (15%) of additional Units to cover any over-allotments, at the Initial Public Offering price less the underwriting discounts and commissions. Simultaneously with the IPO, on February 15, 2022, the over-allotment was fully exercised.

The Warrants issued in connection with the Units that were issued upon exercise of the underwriters’ over-allotment option are identical to the public Warrants and have no net cash settlement provisions. The Company accounts for its Public and Private warrants as equity-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

The Company paid an underwriting discount of five percent (5%) of the gross proceeds of the Initial Public Offering, of which (i) two percent (2.0%) was paid at the closing of the offering in cash and (ii) three percent (3%) will be paid at the consummation of the Business Combination in cash.

In addition, for a period of 18 months from the closing of the Business Combination offering, EF Hutton has an irrevocable right of first refusal to act as a sole investment banker, sole book-runner, and/or sole placement agent, at EF Hutton’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings on terms and conditions customary to EF Hutton for such transactions.

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

On December 24, 2020, the Company issued an aggregate of 2,875,000 shares of common stock to the Sponsor for an aggregate purchase price of $25,000. Accordingly, as of December 31, 2020, the $25,000 payment due to the Company was recorded to the par value and additional paid-in-capital sections of the balance sheet. The agreement resulted in an aggregate of 2,875,000 shares of common stock held by the initial stockholders, of which an aggregate of up to 375,000 shares were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full or in part. On February 4, 2022, the Sponsor forfeited 373,750 shares and as a result, there are currently 2,501,250 founder shares issued and outstanding. An aggregate of up to 326,250 of such shares was subject to forfeiture to the extent that the over-allotment option was not exercised by the underwriter in full or in part, so that the Sponsor will own 22.48% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial shareholders do not purchase any Units in the Initial Public Offering and excluding the representative and consultant shares). No shares were forfeited since the underwriter did exercise the over-allotment in full.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

The Founder Shares are identical to the common stock previously included in the Units sold in the Initial Public Offering except that the Founder Shares are convertible under the circumstances described below and subject to certain transfer restrictions, as described in more detail below.

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) 180 days after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Company’s initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Units

The Sponsor, together with such other members, if any, of the Company’s executive management, directors, advisors or third party investors as determined by the Sponsors in its sole discretion, purchased, in the aggregate, 505,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement which included a share of common stock and warrant to purchase three quarters of one share of common stock at an exercise price of $11.50 per share, subject to certain adjustments (“Private Placement Warrants” and together, the “Private Placement”) that occurred immediately prior to the Public Offering in such amounts as is required to maintain the amount in the Trust Account at $10.30 per Unit sold. The Sponsor agreed that if the over-allotment option was exercised by the underwriter in full or in part, the Sponsor and/or its designees shall purchase from us additional private placement units on a pro rata basis in an amount that is necessary to maintain in the trust account $10.30. Since the over-allotment was exercised in full, the Sponsor purchased 505,000 Private Placement Units. The purchase price of the Private Placement Units was added to the proceeds from the Public Offering to be held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Units (including the warrants and common stock issuable upon exercise of the Private Placement Units) will not be transferable, assignable, or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the original holders or their permitted transferees. If the Private Placement Units are held by someone other than the original holders or their permitted transferees, the Private Placement Units will be redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units being sold in the Initial Public Offering. Otherwise, the Private Placement Units have terms and provisions that are substantially identical to those of the Warrants sold as part of the Units in the Initial Public Offering.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distributions to the public stockholders and the Warrants issued to the Sponsor will expire worthless.

Related Party Loans and Costs

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the Working Capital Loans may be converted upon completion of a Business Combination into warrants at a price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. There were no such Working Capital Loans taken as of December 31, 2022.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

In December 2022, the Company received $100,000 in cash proceeds from a member of the Board of Directors on an unsecured, non-interest bearing basis. This amount was included in Advances from related parties on the Company’s balance sheet as of December 31, 2022. In January 2023, the Company received an additional $300,000 in cash proceeds and entered into a note and warrant purchase agreement. See Note 9.

In addition, the Sponsor or an affiliate of the Sponsor or certain of the Company’s or Sponsor’s officers and directors may provide the Company with uncompensated advisory services.

During the three months ended March 31, 2021, a shareholder of the Sponsor advanced a total of $63,200 in cash advances to the Company to pay certain deferred offering costs, and paid an additional $25,000 on the Company’s behalf for offering costs. These advances are unsecured, non-interest bearing and are due on demand.

In February 2022, the Company repaid the $88,200 in short-term advances from a shareholder of the Sponsor, and agreed to pay an additional $190,202 for expenses the individual incurred related to services provided by our Sponsor, included in Formation and operating costs on the Company’s statements of operations.

Following the IPO, effective April 14, 2022, the Company entered into an agreement with Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources Inc)., a Company controlled by our Chairman and CEO, for services related to identifying potential business combination targets. The Company paid $275,000 up front related to this agreement in February 2022, and is included in Prepaid Expenses on the Company’s balance sheet. Based on the terms of the agreement, the prepaid expense is being amortized through the earlier of the one-year anniversary of the Company’s IPO, or the date the Business Combination is completed. As of December 31, 2022, the unamortized balance of the prepaid balance was $37,089.

Administrative Service Agreement

The Company has agreed to pay $10,000 a month for office space, utilities and secretarial support provided by Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources, Inc.), an affiliate of the Sponsor. The administrative services will commence on the date the securities are first listed on NYSE American and will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company. The Company has paid a total of $105,000 under this agreement during the year ended December 31, 2022 and paid an additional $10,000 prior to the effective date of the agreement. The Company owed $5,000 under this agreement as of December 31, 2022. The Company recognized $105,000 of expense related to this agreement during the year ended December 31, 2022, with $15,000 recorded as a prepaid expense. The Company paid $9,250 under this agreement during the year ended December 31, 2021.

Other

On December 8, 2021, the Board of Directors of the Company agreed to compensate the directors of the Company through the issuance of shares of the Company equal in value to $100,000 per director, which shall be payable and issued subject to one year of continued service to the Company commencing after the completion of the initial business combination (and which shall be pro-rated for any period less than one year of service).

On May 1, 2022, and effective April 6, 2022, the Company entered into a consulting agreement in the ordinary course of business with a stockholder who owns 400,000 non-redeemable common shares, whereby any business acquisition that the Company closes through referral by the consultant will entitle the consultant to a finders fee. During the year ended December 31, 2022, the Company also paid this stockholder $61,000 related to costs of capital associated with the Company’s IPO and $30,260 of acquisition related costs. During the year ended December 31, 2022, this stockholder paid expenses of $29,000 on behalf of the Company. The Company included the amount owed to the stockholder in Advances from related parties on the Company’s balance sheet as of December 31, 2022. These expenses and an additional $27,000 paid subsequent to December 31, 2022 were restructured into a promissory note as discussed in Note 9.

During the year ended December 31, 2022, the Company incurred and paid $15,000 to a company controlled by a member of the Board of Directors of the Company for due diligence costs of potential acquisition targets.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — STOCKHOLDERS’ EQUITY

Common Stock

At December 31, 2022, the authorized common stock of the Company was 100,000,000 shares with a par value of $0.0001 per share. At December 31, 2022, the authorized preferred stock of the Company was 1,000,000 shares with a par value of $0.0001 per share. After completion of the Initial Public Offering, the Company will likely (depending on the terms of the Business Combination) be required to increase the number of shares of common stock which it is authorized to issue at the same time as its stockholders vote on the Business Combination to the extent the Company seeks stockholder approval in connection with its Business Combination. Holders of the Company’s common stock vote together as a single class and are entitled to one vote for each share of common stock.

At December 31, 2021, there were 2,875,000 shares of common stock issued and outstanding, of which an aggregate of up to 375,000 shares were subject to forfeiture to the extent that the underwriter’s over-allotment option is exercised in full or in part. On February 4, 2022, the Sponsor forfeited 373,750 shares and as a result, there are currently 2,501,250 founder shares issued and outstanding, of which an aggregate of up to 326,250 of such shares were subject to forfeiture to the extent that the over-allotment option would not be exercised by the underwriter in full or in part. The over-allotment was exercised in full and as such there are no such shares subject to forfeiture.

On December 8, 2021, the Board of Directors of the Company agreed to compensate the directors of the Company through the issuance of shares of the Company equal in value to $100,000 per director, which shall be payable and issued subject to one year of continued service to the Company commencing after the completion of the initial business combination (and which shall be pro-rated for any period less than one year of service). No such awards were granted as of December 31, 2022.

As of December 31, 2022, there were 11,631,250 shares of common stock outstanding, of which 8,625,000 are subject to redemption at $10.32 per share and are reflected as mezzanine equity on the Company’s balance sheet at redemption value.

On October 17, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms by the Common Stock Purchase Agreement.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on the effective date of the registration statement and extend until December 31, 2025. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company may notify White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The number of shares sold pursuant to any such notice may not exceed (i) the lower of (a) $2,000,000 and (b) the dollar amount equal to the product of (1) the Effective Daily Trading Volume (2) the closing price of Common Stock on the Effective Date (3) 400% and (4) 30%, divided by the closing price of Common Stock on NYSE American preceding the Notice Date and (ii) a number of shares of Common Stock equal to the Average Daily Trading Volume multiplied by the Percentage Limit.

The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of Common Stock during a period of two consecutive trading days following the applicable Notice Date.

The Company will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three days’ prior written notice to the Company if (i) there is a Fundamental Transaction, (ii) the Company is in breach or default in any material respect

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — STOCKHOLDERS’ EQUITY (cont.)

of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the Registration Statement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the Common Stock for a period of five consecutive trading days, (v) the material breach of the Common Stock Purchase Agreement by the Company, which breach is not cured within the applicable cure period or (vi) a Material Adverse Effect has occurred and is continuing. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the White Lion RRA.

In consideration for the commitments of White Lion, as described above, the Company has agreed that it will issue to White Lion shares of Common Stock having a value of $1,500,000 based on the volume-weighted average price of the Common Stock on a date which is the earlier to occur of (i) two Trading Days prior to the filing of the registration statement it will file pursuant to the White Lion RRA and (ii) after the closing of any business combination agreement, the Trading Day prior to the Investor sending a written request to the Company for such commitment shares, and to include such shares in the registration statement it will file pursuant to the White Lion RRA.

Registration Rights Agreement (White Lion)

Concurrently with the execution of the Common Stock Purchase Agreement, the Company entered into the White Lion RRA with the White Lion in which the Company has agreed to register the shares of Common Stock purchased by White Lion with the SEC for resale within 30 days of the consummation of a business combination. The White Lion RRA also contains usual and customary damages provisions for failure to file and failure to have the registration statement declared effective by the SEC within the time periods specified.

The Common Stock Purchase Agreement and the White Lion RRA contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Underwriting Agreement

The underwriters were entitled to a cash underwriting discount of $1,725,000 or 2% from the gross proceeds of the Offering. In addition, the underwriters are entitled to a deferred fee of $2,587,500 upon closing of the Business Combination, which represents 3% of the gross proceeds from Units sold to the Public. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement. The underwriter will not be entitled to any interest accrued on the deferred underwriting discounts and commissions.

Registration Rights Agreement (Founder Shares)

The holders of the Founder Shares and the Private Placement Units and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Units or warrants issued upon conversion of the working capital loans) will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Initial Public Offering. The holders of these securities are entitled to make up to three demands in the case of the founder shares, excluding short form registration demands, and one demand in the case of the private placement warrants, the working capital loan warrants and, in each case, the underlying shares that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. In the case of the private placement warrants, representative shares issued to EF Hutton, the demand registration rights provided will not be exercisable for longer than five years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(iv) and the piggyback registration right provided will not be exercisable for longer than seven years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(v). The Company will bear the expenses incurred in connection with the filing of any such registration statements.

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMITMENTS AND CONTINGENCIES (cont.)

Other agreements

On September 30, 2022, the Company entered into an agreement with a consultant for services related to securing additional financing for potential future acquisitions for a period of one year. In connection with this agreement, the consultant may receive a finders fee from any financing that is secured by the Company from a referral by the consultant.

NOTE 7 — PROPOSED BUSINESS COMBINATION

On December 27, 2022, the Company, entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

The Purchase

Pursuant to the MIPA, at the closing of the transactions contemplated by the MIPA the Company will purchase and from Seller 100% of the outstanding membership interests of Pogo Resources, LLC, a Texas limited liability company (the “Target”).

The purchase price for the Target will be (a) cash in the amount of $100,000,000; provided, that up to $15,000,000 of the cash consideration may be payable through a promissory note to Seller and (b) 2,000,000 shares of the Company’s common stock. The purchase price is subject to adjustment in accordance with the MIPA.

NOTE 8 — INCOME TAXES

As of December 31, 2022 and 2021, the Company’s net deferred tax assets are as follows:

Deferred tax asset:	2022	2021
Federal net operating loss	$—	$3,000
Start-up costs	251,777	—
Total deferred tax asset	251,777	3,000
Valuation allowance	(251,777)	(3,000)
Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	For the year ending December 31, 2022	For the year ending December 31, 2021
Federal:
Current	$221,665	$—
Deferred	(248,777)	(3,000)
State:
Current	—	—
Deferred	—	—
Change in Valuation allowance	248,777	3,000
Income tax provision	$221,665	$—

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 8 — INCOME TAXES (cont.)

As of December 31, 2021 and December 31, 2022, the Company had $0 and $14,000, respectively, of estimated U.S. federal net operating loss carryovers, which do not expire, and no state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022 and 2021 is as follows:

	For the year December 31, 2022	For the period from February 18, 2021 (inception) through December 31, 2021
Statutory federal income tax rate	21.0%	21.0%
Transaction costs	(15.9)%	—%
Change in valuation allowance	(47.1)%	(21.0)%
Income tax provision	(41.9)%	0.0%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open to examination by the taxing authorities.

NOTE 9 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed financial statements were issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements.

On January 20, 2023, the Company entered into a promissory note and warrant purchase agreement for working capital purposes with a stockholder who owns 400,000 non-redeemable shares of common stock in the amount of $56,000, representing amounts paid by the holder on behalf of the Company for expenses, including $29,000 that were paid on behalf of the Company during the year ended December 31, 2022 and included in Advances from related parties on the Company’s balance sheet. The unsecured promissory note bears interest at the lesser of 15% or the highest rate allowable by law per annum and matures on the fifth anniversary of the Closing of the MIPA. The holder may demand repayment after six months from the Closing of the MIPA.

In connection with this promissory note, the holder received 56,000 warrants to purchase 42,000 shares of common stock of the Company at an exercise price of $11.50 per share. The warrants shall become exercisable beginning at the Closing of the MIPA and expire on January 20, 2028. The warrant holder shall have the one time right on the 18 month anniversary of the effective date of the warrants to require the Company to repurchase the warrants.

On January 20, 2023, the Company entered into a promissory note and warrant purchase agreement for working capital purposes with member of the Board of the Directors of the Company in the amount of $400,000, related to $100,000 of cash proceeds received by the Company during the year ended December 31, 2022 and included in Advances from related parties on the Company’s balance sheet, and $300,000 of proceeds received in

HNR ACQUISITION CORP
NOTES TO FINANCIAL STATEMENTS

NOTE 9 — SUBSEQUENT EVENTS (cont.)

January 2023. The unsecured promissory note bears interest at the lessor of 15% or the highest rate allowable by law per annum and matures on the fifth anniversary of the Closing of the MIPA. The holder may demand repayment after six months from the Closing of the MIPA.

In connection with this promissory note, the holder received 400,000 warrants to purchase 300,000 shares of common stock of the Company at an exercise price of $11.50 per share. The warrants shall become exercisable beginning at the Closing of the MIPA and expire on January 20, 2028. The warrant holder shall have the one time right on the 18 month anniversary of the effective date of the warrants to require the Company to repurchase the warrants.

On February 5, 2023, the Company received notice from the Sponsor of its intention to extend the Combination period by three months until May 15, 2023. On February 8, 2023 in accordance with the Company’s amended and restated certificate of incorporation, the Sponsor’s designee deposited $862,500 into the Company’s trust account in connection with the extension.

On May 11, 2023, in accordance with the Company’s amended and restated certificate of incorporation, the Sponsor’s designee deposited $120,000 into the Company’s trust account in connection with the extension until June 15, 2023.

HNR ACQUISITION CORP.
CONDENSED BALANCE SHEETS

	March 31, 2023	December 31, 2022
	(Unaudited)
ASSETS
Cash	$109,287	$75,612
Prepaid expenses	—	81,914
Total current assets	109,287	157,526
Marketable securities held in Trust Account	91,052,778	89,243,362
Total assets	$91,162,065	$89,400,888

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$722,287	$395,550
Income tax payable	410,383	221,665
Franchise tax payable	250,000	200,000
Notes payable from related party, net of discount	461,617	129,000
Total current liabilities	1,844,287	946,215
Warrant liabilities	1,040,718	—
Deferred underwriting fee payable	2,587,500	2,587,500
Total for non-current liabilities	3,628,218	2,587,500
Total liabilities	5,472,505	3,533,715

Commitments and Contingencies (Note 6)

Redeemable Common Stock, $0.0001 par value; 8,625,000 shares outstanding subject to redemption at $10.53 and $10.32 per share as of March 31, 2023 and December 31, 2022, respectively	90,802,778	89,043,362

Stockholders’ deficit
Preferred stock, $0.0001 par value; 1,000,000 authorized shares, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 authorized shares, 3,006,250 shares issued and outstanding (excluding 8,625,000 and 0 shares subject to redemption) at March 31, 2023 and December 31, 2022	301	301
Additional paid-in capital	—	—
Accumulated deficit	(5,113,519)	(3,176,490)
Total stockholders’ deficit	(5,113,218)	(3,176,189)
Total liabilities and stockholders’ deficit	$91,162,065	$89,400,888

The accompanying notes are an integral part of these unaudited condensed financial statements.

HNR ACQUISITION CORP.
CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDEDMARCH 31, 2023 AND 2022
(UNAUDITED)

	March 31, 2023	March 31, 2022
Expenses:
Formation and operating costs	$653,731	$276,160
Franchise taxes	50,000	—
Loss from operations	(703,731)	(276,160)
Other Income (expenses)
Interest income on marketable securities held in Trust Account	946,916	8,293
Change in fair value of warrant liability	(20,756)
Dividend income	1,739	—
Amortization of debt discount	(184,579)	—
Interest expense	(28,485)	—
Total other income (expenses)	714,835	8,293
Income (loss) before income taxes	11,104	(267,867)
Income tax provision	(188,718)	—
Net loss	$(177,614)	$(267,867)
Weighted average share outstanding, redeemable common stock – basic and diluted	8,625,000	4,216,667
Net income (loss) per share of redeemable common stock – basic and diluted	$0.01	$(0.04)
Weighted average share outstanding, non-redeemable common stock – basic and diluted	3,006,250	2,893,486
Net loss per share of non-redeemable common stock – basic and diluted	$(0.10)	$(0.04)

The accompanying notes are an integral part of these unaudited condensed financial statements.

HNR ACQUISITION CORP.
CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022
(UNAUDITED)

	Three Months Ended March 31, 2023
	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount
Balance – January 1, 2023	3,006,250	$301	$—	$(3,176,490)	$(3,176,189)
Remeasurement of redeemable common stock to redemption value	—	—	—	(1,759,415)	(1,759,415)
Net loss	—	—	—	(177,614)	(177,614)
Balance – March 31, 2023 (Unaudited)	3,006,250	$301	$792,854	$(5,113,519)	$(5,113,218)
	Three Months Ended March 31, 2022
	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ (Deficit) Equity
	Shares	Amount
Balance – January 1, 2022	2,875,000	$288	$124,712	$(13,782)	$111,218
Forfeiture of shares by Sponsor	(373,750)	(37)	37	—	—
Issuance of Private Placement Units	505,000	50	5,020,294	—	5,020,344
Fair value of warrants	—	—	5,879,729	—	5,879,729
Offering costs allocated to public warrants	—	—	(34,529)	—	(34,529)
Remeasurement of redeemable common stock to redemption value	—	—	(10,990,243)	(1,398,959)	(12,389,202)
Net loss	—	—	—	(267,867)	(267,867)
Balance – March 31, 2022 (Unaudited)	3,006,250	$301	$—	$(1,680,608)	$(1,680,307)

The accompanying notes are an integral part of these unaudited condensed financial statements.

HNR ACQUISITION CORP.
CONDENSED STATEMENTS OF CASH FLOWS
For the Three Months Ended March 31, 2023 and 2022
(Unaudited)

	March 31, 2023	March 31, 2022
Cash flows from operating activities:
Net loss	$(177,614)	$(267,867)
Interest income on marketable securities held in Trust Account	(946,916)	(8,293)
Change in fair value of warrant liability	20,756	—
Amortization of debt discount	184,579	—
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Prepaid expenses	81,914	(449,776)
Accounts payable and accrued liabilities	326,738	42,089
Income tax payable	188,718	—
Franchise tax payable	50,000	—
Net cash used in operating activities	(271,825)	(683,847)

Cash flows from investing activities:
Marketable securities held in Trust Account	(862,500)	(87,975,000)
Net cash used in investing activities	(862,500)	(87,975,000)

Cash flows from financing activities:
Proceeds from Initial Public Offering, net of costs of capital	—	84,322,707
Proceeds from Private Placement, net of costs of capital	—	5,020,344
Payment of deferred offering costs	—	(25,500)
Proceeds from related party notes payable	1,168,000	—
Repayment of advances from related party	—	(88,200)
Net cash provided by financing activities	1,168,000	89,229,351

Net increase (decrease) in cash	33,675	570,504
Cash at beginning of period	75,612	38,743
Cash at end of period	$109,287	$609,247

Supplemental disclosure of non-cash investing and financing activities:
Fair value of warrant liability issued in connection with notes payable	$1,019,962	$—
Deferred offering costs in accounts payable	$—	$54,960
Remeasurement of redemption value of redeemable Class A common stock	$1,759,415	$12,389,202
Deferred underwriting fee payable	$—	$2,587,500

The accompanying notes are an integral part of these unaudited condensed financial statements.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

HNR Acquisition Corp (the “Company”) was incorporated in Delaware on December 9, 2020. The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of March 31, 2023, the Company had not commenced any operations. All activity for the period from December 9, 2020 (inception) through March 31, 2023 relates to the Company’s formation and the initial public offering (“Initial Public Offering” or “IPO”) described below, and, after our Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its year end.

Sponsor and Financing:

The registration statement for the Company’s IPO was declared effective on February 10, 2022 (the “Effective Date”). On February 15, 2022, the Company consummated the IPO of 7,500,000 units (the “Units” and, with respect to the common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating proceeds of $75,000,000, which is described in Note 3. Additionally, the underwriter fully exercised its option to purchase 1,125,000 additional Units, for which the Company received cash proceeds of $11,250,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 505,000 units (the “Private Placement Units”) at a price of $10.00 per unit generating proceeds of $5,050,000 in a private placement to HNRAC Sponsors, LLC, the Company’s sponsor (the “Sponsor”) and EF Hutton (formerly Kingswood Capital Markets) (“EF Hutton”) that is described in Note 4 (“Related Party Transactions — Private Placement Units”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating the Business Combination.

Transaction costs amounted to $4,793,698, comprised of $1,725,000 of underwriting discount, $2,587,500 of deferred underwriting fee, and $481,198 of other offering costs. In addition, $1,368,050 of cash from the IPO was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Trust Account:

Funds from the Initial Public Offering were placed in a trust account (the “Trust Account”). The Trust Account shall invest only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 12 months (or within 18 months if we extend the period of time to consummate a business combination, as described in more detail in the prospectus) from the closing of the Initial Public Offering (the

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

“Combination Period”) or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity; or (iii) the redemption of 100% of the shares of common stock previously included in the Units sold in the Initial Public Offering if the Company is unable to complete a Business Combination within 12 months from the closing of the Initial Public Offering (subject to the requirements of law).

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” means one or more target businesses that together have an aggregate fair market value equal to at least 80% of the value of the assets held in the trust account (excluding taxes payable on the interest earned on the trust account) at the time of the signing of a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders holding common stock may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders holding common stock with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. As a result, shares of common stock will be recorded at their redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by law or under the NYSE American rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares of common stock in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination. In such case, the Company would not proceed with the redemption of its public shares of common stock and the related Business Combination, and instead may search for an alternate Business Combination.

The Company originally had 15 months (with one additional three-month extensions available to the Company in accordance with the Company’s amended and restated certificate of incorporation) from the closing date of the Initial Public Offering, February 15, 2022, to complete its initial Business Combination. On February 8, 2023 in accordance with the then-effective Company’s amended and restated certificate of incorporation, the Sponsor’s designee deposited $862,500 into the Company’s trust account in connection with the extension. On May 11, 2023, the stockholders of the Company approved, and the Company filed with the Secretary of State of Delaware, an amendment to the Company’s certificate of incorporation to extend the date by which the Company must consummate its initial Business Combination from May 15, 2023 by up to six (6) one-month extensions to November 15, 2023, provided that the Sponsor deposits into the Trust Account the lesser of (x) $120,000, or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023, unless the closing of the Company’s initial Business Combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

of the initial Business Combination. On May 11, 2023, the Sponsor’s designee deposited $120,000 into the Trust Account, extending the date by which the Company must consummate its initial Business Combination to June 15, 2023. In the event the Company does not complete a Business Combination by June 15, 2023, or within an additional five months from that date if the available extensions are exercised, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into a letter agreement with the Company, pursuant to which they have waived their right to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Initial Public Offering, they will be entitled to a pro rata share of the Trust Account, with respect to such public shares, upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within each required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit in the Initial Public Offering.

In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to have all third parties, including, but not limited to, all vendors, service providers (excluding its independent registered public accounting firm), prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claims of any kind in or to any monies held in the Trust Account for the benefit of the Public Stockholders.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The unaudited condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Inflation Reduction Act of 2022

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

Going Concern Considerations

At March 31, 2023, the Company had $109,287 in cash and a working capital deficit of $1,074,617, which excludes franchise and income taxes payable as the net amounts can be paid from the interest earned in the Trust Account. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. On February 5, 2023, the Company received notice from the Sponsor of its intention to extend the Combination period by three months until May 15, 2023. On February 8, 2023 in accordance with the Company’s then-effective amended and restated certificate of incorporation, the Sponsor’s designee deposited $862,500 into the Company’s trust account in connection with the extension. . On May 11, 2023, the stockholders of the Company approved, and the Company filed with the Secretary of State of Delaware, an amendment to the Company’s certificate of incorporation to extend the date by which the Company must consummate its initial Business Combination from May 15, 2023 by up to six (6) one-month extensions to November 15, 2023, provided that the Sponsor deposits into the Trust Account the lesser of (x) $120,000, or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023, unless the closing of the Company’s initial Business Combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of the initial Business Combination. On May 11, 2023, the Sponsor’s designee deposited $120,000 into the Trust Account, extending the date by which the Company must consummate its initial Business Combination to June 15, 2023. In the event the Company does not complete a Business Combination by June 15, 2023, or within an additional five months from that date if the available extensions are exercised, the Company is required to redeem the public shares sold in the Initial Public Offering. Additionally, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. The mandatory liquidation and liquidity conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Condensed Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the period presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K as filed with the SEC on March 31, 2023. The interim results for the three months ended March 31, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future periods.

Emerging Growth Company:

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Net Income (loss) Per Share:

Net income (loss) per share of common stock is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement warrants to purchase an aggregate of 6,847,500 shares and warrants to purchase 972,750 issued in connection with working capital loans in the calculation of diluted income per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted income (loss) per share of common stock is the same as basic loss per share of common stock for the period presented.

The Company’s statements of operations include a presentation of net income (loss) per share for common stock shares subject to possible redemption in a manner similar to the two-class method of income per share. Net income (loss) per common share, basic and diluted, for redeemable common stock is calculated by dividing the net income allocable to redeemable common stock, by the weighted average number of redeemable common shares outstanding since original issuance. Net income (loss) per common stock, basic and diluted, for non-redeemable common stock is calculated by dividing net income allocable to non-redeemable common stock, by the weighted average number

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

of shares of non-redeemable common stock outstanding for the periods. Shares of non-redeemable common stock include the founder shares as these common shares do not have any redemption features and do not participate in the income earned on the Trust Account.

	Three Months Ended
	March 31, 2023	March 31, 2022
Redeemable common stock
Numerator: net income (loss) allocable to redeemable common stock	$113,036	$(163,776)
Denominator: weighted average number of redeemable common stock	8,625,000	4,216,667
Basic and diluted net income (loss) per redeemable common stock	$0.01	$(0.04)

Non-redeemable common stock
Numerator: net loss allocable to non-redeemable common stock	$(290,650)	$(104,091)
Denominator: weighted average number of non-redeemable common stock	3,006,250	2,893,486
Basic and diluted net loss per non-redeemable common stock	$(0.10)	$(0.04)

Fair Value of Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement”, approximates the carrying amounts represented on the balance sheet.

The Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Cash:

Cash includes cash on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The balance of the Company’s cash as of March 31, 2023 and December 31, 2022 was $109,287 and $75,612, respectively.

Marketable Securities Held in Trust Account:

At March 31, 2023, the assets held in the Trust Account were held in mutual funds. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in the Trust Account are included in Interest Income on marketable securities held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Warrant Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

In accordance with Accounting Standards Codification ASC 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity, the warrants issued in connection with the working capital loans do not meet the criteria for equity classification due to the redemption right whereby the holder may require the Company to settle the warrant in cash 18 months after the closing of the MIPA, and must be recorded as liabilities. The warrants are measured at fair value at inception and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statements of operations in the period of change.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At March 31, 2023, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Common Stock Subject to Possible Redemption:

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to the redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock issued in the Initial Public Offering feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

events. Accordingly, the shares of common stock subject to possible redemption will be presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet upon closing of the Initial Public Offering.

At March 31, 2023 and December 31, 2022, the redeemable common stock reflected on the Company’s balance sheet consisted of the following:

Gross Proceeds	$86,250,000
Less: fair value of public warrants	(5,879,729)
Less: common stock issuance costs	(4,736,093)
Accretion to redemption value	13,409,184
Redeemable common stock as of December 31, 2022	$89,043,362
Accretion to redemption value	1,759,415
Redeemable common stock as of March 31, 2023	$90,802,778

Offering Costs:

Offering costs consist of legal and accounting costs incurred through the balance sheet date that are directly related to the Initial Public Offering. These costs, together with the underwriter discount, were charged to additional paid in capital upon the completion of the Initial Public Offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”) Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2023 and December 31, 2022. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at March 31, 2023 and December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Reclassifications

Certain prior period amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements:

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. The Company adopted this guidance early on January 1, 2023 with no impact to the Company’s financial statements.

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 7,500,000 units at a price of $10.00 per unit (the “Units”). Each Unit consisted of one (1) share of the Company’s common stock, $0.0001 par value and one (1) warrant to purchase three quarters of one share of Common Stock (the “Warrants”). On April 4, 2022, the Units separated into common stock and warrants, and ceased trading. On April 4, 2022, the common stock and warrants commenced trading on the NYSE American. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Business Combination. Each Warrant entitles the holder to purchase three quarters of one share of common stock at a price of $11.50. Each Warrant will become exercisable on the later of: (i) one (1) year after the date that the registration statement for the Offering (the “Registration Statement”) is declared effective by the SEC and (ii) the consummation by the Company of a Business Combination and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 18-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the 7,500,000 public Units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

The Company granted the underwriter a 45-day option to purchase up to fifteen percent (15%) of additional Units to cover any over-allotments, at the Initial Public Offering price less the underwriting discounts and commissions. Simultaneously with the IPO, on February 15, 2022, the over-allotment was fully exercised.

The Warrants issued in connection with the Units that were issued upon exercise of the underwriters’ over-allotment option are identical to the public Warrants and have no net cash settlement provisions. The Company accounts for its Public and Private warrants as equity-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

The Company paid an underwriting discount of five percent (5%) of the gross proceeds of the Initial Public Offering, of which (i) two percent (2.0%) was paid at the closing of the offering in cash and (ii) three percent (3%) will be paid at the consummation of the Business Combination in cash.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 3 — INITIAL PUBLIC OFFERING (cont.)

In addition, for a period of 18 months from the closing of the Business Combination offering, EF Hutton has an irrevocable right of first refusal to act as a sole investment banker, sole book-runner, and/or sole placement agent, at EF Hutton’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings on terms and conditions customary to EF Hutton for such transactions.

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

On December 24, 2020, the Company issued an aggregate of 2,875,000 shares of common stock to the Sponsor for an aggregate purchase price of $25,000. Accordingly, as of December 31, 2020, the $25,000 payment due to the Company was recorded to the par value and additional paid-in-capital sections of the balance sheet. The agreement resulted in an aggregate of 2,875,000 shares of common stock held by the initial stockholders, of which an aggregate of up to 375,000 shares were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full or in part. On February 4, 2022, the Sponsor forfeited 373,750 shares and as a result, there are currently 2,501,250 founder shares issued and outstanding. An aggregate of up to 326,250 of such shares was subject to forfeiture to the extent that the over-allotment option was not exercised by the underwriter in full or in part, so that the Sponsor will own 22.48% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial stockholders do not purchase any Units in the Initial Public Offering and excluding the representative and consultant shares). No shares were forfeited since the underwriter did exercise the over-allotment in full.

The Founder Shares are identical to the common stock previously included in the Units sold in the Initial Public Offering except that the Founder Shares are convertible under the circumstances described below and subject to certain transfer restrictions, as described in more detail below.

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) 180 days after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Company’s initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Units

The Sponsor, together with such other members, if any, of the Company’s executive management, directors, advisors or third party investors as determined by the Sponsors in its sole discretion, purchased, in the aggregate, 505,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement which included a share of common stock and warrant to purchase three quarters of one share of common stock at an exercise price of $11.50 per share, subject to certain adjustments (“Private Placement Warrants” and together, the “Private Placement”) that occurred immediately prior to the Public Offering in such amounts as is required to maintain the amount in the Trust Account at $10.30 per Unit sold. The Sponsor agreed that if the over-allotment option was exercised by the underwriter in full or in part, the Sponsor and/or its designees shall purchase from us additional private placement units on a pro rata basis in an amount that is necessary to maintain in the trust account $10.30. Since the over-allotment was exercised in full, the Sponsor purchased 505,000 Private Placement Units. The purchase price of the Private Placement Units was added to the proceeds from the Public Offering to be held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Units (including the warrants and common stock issuable upon exercise of the Private Placement Units) will not be transferable, assignable, or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the original holders or their permitted transferees. If the Private

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Placement Units are held by someone other than the original holders or their permitted transferees, the Private Placement Units will be redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units being sold in the Initial Public Offering. Otherwise, the Private Placement Units have terms and provisions that are substantially identical to those of the Warrants sold as part of the Units in the Initial Public Offering.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distributions to the public stockholders and the Warrants issued to the Sponsor will expire worthless.

Related Party Loans and Costs

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the Working Capital Loans may be converted upon completion of a Business Combination into warrants at a price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

In December 2022, the Company received $100,000 in cash proceeds from a member of the Board of Directors on an unsecured, non-interest bearing basis. This amount was included in Advances from related parties on the Company’s balance sheet as of December 31, 2022. In January 2023, the Company received an additional $300,000 in cash proceeds and entered into a note and warrant purchase agreement as discussed in Note 8.

In addition, the Sponsor or an affiliate of the Sponsor or certain of the Company’s or Sponsor’s officers and directors may provide the Company with uncompensated advisory services.

In February 2022, the Company repaid the $88,200 in short-term advances from a stockholder of the Sponsor, and paid an additional $190,202 for expenses the individual incurred related to services provided by our Sponsor, included in Formation and operating costs on the Company’s statements of operations.

Following the IPO, effective April 14, 2022, the Company entered into an agreement with Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources Inc)., a Company controlled by our Chairman and CEO, for services related to identifying potential business combination targets. The Company paid $275,000 up front related to this agreement in February 2022, and is included in Prepaid Expenses on the Company’s balance sheet. Based on the terms of the agreement, the prepaid expense is being amortized through the earlier of the one-year anniversary of the Company’s IPO, or the date the Business Combination is completed. As of March 31, 2023 and December 31, 2022, the unamortized balance of the prepaid balance was $0 and $37,089, respectively.

Administrative Service Agreement

The Company has agreed to pay $10,000 a month for office space, utilities and secretarial support provided by Rhone Merchant Resources Inc. (formerly known as Houston Natural Resources, Inc.), an affiliate of the Sponsor. The administrative services will commence on the date the securities are first listed on NYSE American and will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company. The Company paid $15,000 under this agreement during the three months ended March 31, 2023, and owes the Sponsor $20,000 as of March 31, 2023.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Other

On December 8, 2021, the Board of Directors of the Company agreed to compensate the directors of the Company through the issuance of shares of the Company equal in value to $100,000 per director, which shall be payable and issued subject to one year of continued service to the Company commencing after the completion of the initial business combination (and which shall be pro-rated for any period less than one year of service).

On May 1, 2022, and effective April 6, 2022, the Company entered into a consulting agreement in the ordinary course of business with a stockholder who owns 400,000 non-redeemable common shares, whereby any business acquisition that the Company closes through referral by the consultant will entitle the consultant to a finder’s fee. During the year ended December 31, 2022, the Company also paid this stockholder $61,000 related to costs of capital associated with the Company’s IPO and $30,260 of acquisition related costs. During the year ended December 31, 2022, this stockholder paid expenses of $29,000 on behalf of the Company. The Company included the amount owed to the stockholder in Advances from related parties on the Company’s balance sheet as of December 31, 2022. These expenses were restructured into a promissory note as discussed in Note 8.

During the year ended December 31, 2022, the Company incurred and paid $15,000 to a company controlled by a member of the Board of Directors of the Company for due diligence costs of potential acquisition targets.

NOTE 5 — STOCKHOLDERS’ EQUITY

Common Stock

At March 31, 2023, the authorized common stock of the Company was 100,000,000 shares with a par value of $0.0001 per share. At March 31, 2023, the authorized preferred stock of the Company was 1,000,000 shares with a par value of $0.0001 per share. After completion of the Initial Public Offering, the Company will likely (depending on the terms of the Business Combination) be required to increase the number of shares of common stock which it is authorized to issue at the same time as its stockholders vote on the Business Combination to the extent the Company seeks stockholder approval in connection with its Business Combination. Holders of the Company’s common stock vote together as a single class and are entitled to one vote for each share of common stock.

At December 31, 2021, there were 2,875,000 shares of common stock issued and outstanding, of which an aggregate of up to 375,000 shares were subject to forfeiture to the extent that the underwriter’s over-allotment option is exercised in full or in part. On February 4, 2022, the Sponsor forfeited 373,750 shares and as a result, there are currently 2,501,250 founder shares issued and outstanding, of which an aggregate of up to 326,250 of such shares were subject to forfeiture to the extent that the over-allotment option would not be exercised by the underwriter in full or in part. The over-allotment was exercised in full and as such there are no such shares subject to forfeiture.

As of March 31, 2023, there were 11,631,250 shares of common stock outstanding, of which 8,625,000 are subject to redemption at $10.53 per share and are reflected as mezzanine equity on the Company’s balance sheet at redemption value.

On October 17, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $150,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms by the Common Stock Purchase Agreement.

Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of a registration statement registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on the effective date of the registration statement

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 5 — STOCKHOLDERS’ EQUITY (cont.)

and extend until December 31, 2025. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company may notify White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The number of shares sold pursuant to any such notice may not exceed (i) the lower of (a) $2,000,000 and (b) the dollar amount equal to the product of (1) the Effective Daily Trading Volume (2) the closing price of Common Stock on the Effective Date (3) 400% and (4) 30%, divided by the closing price of Common Stock on NYSE American preceding the Notice Date and (ii) a number of shares of Common Stock equal to the Average Daily Trading Volume multiplied by the Percentage Limit.

The purchase price to be paid by White Lion for any such shares will equal 96% of the lowest daily volume-weighted average price of Common Stock during a period of two consecutive trading days following the applicable Notice Date.

The Company will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three days’ prior written notice to the Company if (i) there is a Fundamental Transaction, (ii) the Company is in breach or default in any material respect of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the Registration Statement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the Common Stock for a period of five consecutive trading days, (v) the material breach of the Common Stock Purchase Agreement by the Company, which breach is not cured within the applicable cure period or (vi) a Material Adverse Effect has occurred and is continuing. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the White Lion RRA.

In consideration for the commitments of White Lion, as described above, the Company has agreed that it will issue to White Lion shares of Common Stock having a value of $1,500,000 based on the volume-weighted average price of the Common Stock on a date which is the earlier to occur of (i) two Trading Days prior to the filing of the registration statement it will file pursuant to the White Lion RRA and (ii) after the closing of any business combination agreement, the Trading Day prior to the Investor sending a written request to the Company for such commitment shares, and to include such shares in the registration statement it will file pursuant to the White Lion RRA.

Registration Rights Agreement (White Lion)

Concurrently with the execution of the Common Stock Purchase Agreement, the Company entered into the White Lion RRA with the White Lion in which the Company has agreed to register the shares of Common Stock purchased by White Lion with the SEC for resale within 30 days of the consummation of a business combination. The White Lion RRA also contains usual and customary damages provisions for failure to file and failure to have the registration statement declared effective by the SEC within the time periods specified.

The Common Stock Purchase Agreement and the White Lion RRA contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Underwriting Agreement

The underwriters were entitled to a cash underwriting discount of $1,725,000 or 2% from the gross proceeds of the Offering. In addition, the underwriters are entitled to a deferred fee of $2,587,500 upon closing of the Business Combination, which represents 3% of the gross proceeds from Units sold to the Public. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement. The underwriter will not be entitled to any interest accrued on the deferred underwriting discounts and commissions.

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 6 — COMMITMENTS AND CONTINGENCIES (cont.)

Registration Rights Agreement (Founder Shares)

The holders of the Founder Shares and the Private Placement Units and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the Private Placement Units or warrants issued upon conversion of the working capital loans) will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Initial Public Offering. The holders of these securities are entitled to make up to three demands in the case of the founder shares, excluding short form registration demands, and one demand in the case of the private placement warrants, the working capital loan warrants and, in each case, the underlying shares that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. In the case of the private placement warrants, representative shares issued to EF Hutton, the demand registration rights provided will not be exercisable for longer than five years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(iv) and the piggyback registration right provided will not be exercisable for longer than seven years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(v). The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Other agreements

On September 30, 2022, the Company entered into an agreement with a consultant for services related to securing additional financing for potential future acquisitions for a period of one year. In connection with this agreement, the consultant may receive a finder’s fee from any financing that is secured by the Company from a referral by the consultant.

NOTE 7 — PROPOSED BUSINESS COMBINATION

On December 27, 2022, the Company, entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the MIPA, at the closing of the transactions contemplated by the MIPA the Company will purchase and from Seller 100% of the outstanding membership interests of Pogo Resources, LLC, a Texas limited liability company (the “Target”). The purchase price for the Target will be (a) cash in the amount of $100,000,000; provided, that up to $15,000,000 of the cash consideration may be payable through a promissory note to Seller and (b) 2,000,000 shares of the Company’s common stock. The purchase price is subject to adjustment in accordance with the MIPA.

NOTE 8 — NOTES PAYABLE

During the three months ended March 31, 2023, the Company entered into various unsecured promissory notes with existing investors of the Company for total principal of $1,297,000. The Company received cash proceeds of $1,168,000 during the three months ended March 31, 2023 and received $100,000 of cash proceeds during the year ended December 31, 2022. The Company also recharacterized a related party advance of $29,000 from December 31, 2022 into a note payable for expenses paid on behalf of the Company.

The promissory notes bear interest at the greater of 15% or the highest rate allowed under law, and have a stated maturity date of the five-year anniversary of the closing of the MIPA. The investor may demand repayment beginning six months after the closing of the MIPA. The investor also received common stock warrants equal to the principal amount funded. Each warrant entitles the holder to purchase three quarters of one share of common stock at a price of $11.50. Each warrant will become exercisable on the closing date of the MIPA and is exercisable

HNR ACQUISITION CORP
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 8 — NOTES PAYABLE (cont.)

through the five-year anniversary of the promissory note agreement date. The warrants also grant the holder a one-time redemption right to require the Company pay the holder in cash equal to $1 per warrant 18 months following the closing of the MIPA. A total of 1,297,000 warrants were issued to these investors. Based on the redemption right present in these warrants, the warrants are accounted for as a liability in accordance with ASC 480 and ASC 815, with the changes in fair value of the warrants recognize in the statement of operations.

The Company valued the warrants using the trading prices of the Public Warrants, which mirror the terms of the note payable warrants. The Company also estimated the fair value of the redemption put using a present value calculation for the time from the estimated closing date of the MIPA through the 18 month redemption date, an estimated discount rate of 12%, and an estimated probably of the MIPA closing of 90%. The initial fair value of the warrant liability was $1,019,962 and was recognized as debt discount. The estimated fair value of the warrants and redemption put was $1,040,718 as of March 31, 2023, and the Company recognized a change in fair value of the warrant liability of $20,756 during the three months ended March 31, 2023.

The Company is amortizing the debt discount through a period of six months from the estimated closing date of the MIPA. The Company recognized amortization of debt discount of $184,579 during the three months ended March 31, 2023.

NOTE 9 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed financial statements were issued.

Subsequent to March 31, 2023, the Company received an additional $232,000 in cash proceeds under unsecured promissory notes with investors with the same terms as those disclosed above. The Company issued an additional 232,000 warrants with an exercise price of $11.50 to these investors in connection with the agreements.

On May 11, 2023, the stockholders of the Company approved, and the Company filed with the Secretary of State of Delaware, an amendment to the Company’s certificate of incorporation to extend the date by which the Company must consummate its initial Business Combination from May 15, 2023 by up to six (6) one-month extensions to November 15, 2023, provided that the Sponsor deposits into the Trust Account the lesser of (x) $120,000, or (y) $0.04 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023, unless the closing of the Company’s initial Business Combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of the initial Business Combination. On May 11, 2023, the Sponsor’s designee deposited $120,000 into the Trust Account, extending the date by which the Company must consummate its initial Business Combination to June 15, 2023.

Subsequent to March 31, 2023, in connection with the stockholder vote for the amendment to the Company’s certificate of incorporation, a total of 4,115,597 Public Shares for an aggregate redemption amount of $43,318,207 were redeemed from the Trust Account by the stockholders of the Company. The Company also withdrew a total of $711,204 from the Trust Account to pay franchise and federal income taxes.

On June 9, 2023, HNRA’s Sponsor designee deposited $120,000 into the trust account, to extend the period of time by which, if agreed upon, HNRA must complete its initial business combination from June 15, 2023 to July 15, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
Pogo Resources, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Pogo Resources, LLC (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations, owners’ equity and cash flows for each of the two years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2022.

Houston, Texas
April 6, 2023

POGO RESOURCES, LLC
CONSOLIDATED BALANCE SHEETS

	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$2,016,315	$1,066,042
Accounts receivable, net:
Crude oil and natural gas sales	2,862,945	2,809,163
Other	201,669	11,511
Prepaid expenses and other current assets	395,204	262,395
Total current assets	5,476,133	4,149,111
Crude oil and natural gas properties, successful efforts method:
Proved properties	64,799,213	49,826,116
Accumulated depreciation, depletion, amortization	(9,592,296)	(7,978,893)
Total oil and natural gas properties, net	55,206,917	41,847,223
Other property and equipment, net	83,004	8,004
Operating lease, right of use asset, net	126,678	174,751
Note receivable – related party	3,809,003	—
Other assets	6,668	10,344
Total assets	$64,708,403	$46,189,433
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,218,054	$2,913,672
Accrued liabilities	1,128,671	1,569,075
Royalties payable	617,163	606,462
Operating lease liabilities	70,232	173,543
Short-term derivative instrument liabilities	1,191,354	3,339,006
Total current liabilities	4,225,474	8,601,758
Long-term liabilities:
Debt, non-current	26,750,000	21,750,000
Operating lease liabilities	58,921	4,011
Asset retirement obligations	4,494,761	2,919,465
Derivative instrument liabilities	—	37,348
Other liabilities	675,000	675,000
Total liabilities	36,204,156	33,987,582
Commitments and contingencies (See Note 9)
Equity:
Owners’ equity	28,504,247	12,201,851
Total liabilities and equity	$64,708,403	$46,189,433

POGO RESOURCES, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31,
	2022	2021
Revenue:
Crude oil	$37,982,367	$22,554,736
Natural gas and natural gas liquids	1,959,411	1,411,639
Loss on derivative instruments, net	(4,793,790)	(5,704,113)
Other revenue	255,952	—
Total revenue	35,403,940	18,262,262
Costs and operating expenses:
Production taxes, transportation and processing	3,484,477	2,082,371
Lease operating	8,418,739	5,310,139
Depletion, depreciation and amortization	1,613,402	4,783,832
Accretion of asset retirement obligations	1,575,296	368,741
General and administrative	2,953,202	1,862,969
Total costs and operating expenses	18,045,116	14,408,052
Operating income	17,358,824	3,854,210
Net (gain) loss on asset sales	—	(69,486)
Interest expense	1,076,060	498,916
Other (income) expense	(13,238)	22,294
Insurance policy recovery	(2,000,000)	—
Net income attributable to Pogo Resources, LLC	$18,296,002	$3,402,486

POGO RESOURCES, LLC
CONSOLIDATED STATEMENTS OF OWNERS’ EQUITY
For the Years Ended December 31, 2022 and 2021

Owners’ equity
Balance at December 31, 2020	$8,738,334
Net income	3,402,486
Equity-based compensation	61,031
Balance at December 31, 2021	12,201,851
Net income	18,296,002
Equity-based compensation	6,394
Distributions	(2,000,000)
Balance at December 31, 2022	$28,504,247

POGO RESOURCES, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2022	2021
Operating activities:
Net income	$18,296,002	$3,402,486
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization expense	1,613,402	4,783,832
Accretion of asset retirement obligations	1,575,296	368,741
Equity-based compensation	6,394	61,031
Amortization of operating lease right-of-use assets	(329)	4,636
Amortization of debt issuance costs	3,676	7,830
Change in fair value of unsettled derivatives	(2,185,000)	1,899,718
Gain on sale of assets	—	(69,486)
Changes in operating assets and liabilities:
Accounts receivable	(243,940)	(1,534,109)
Prepaid expenses and other current assets	(132,809)	(21,981)
Accounts payable	148,143	326,887
Accrued liabilities	(429,703)	490,210
Net cash provided by operating activities	18,651,132	9,719,795
Investing activities:
Development of crude oil and gas properties	(16,891,856)	(24,410,882)
Issuance of related party note receivable	(3,809,003)	—
Proceeds from sale of assets	—	150,000
Net cash used in investing activities	(20,700,859)	(24,260,882)
Financing activities:
Proceeds from issuance of long-term debt	8,000,000	15,500,000
Proceeds from short-term related party loans	—	200,000
Repayments of long-term debt	(3,000,000)
Repayments of short-term related party loans	—	(200,000)
Member distributions	(2,000,000)	—
Net cash provided by financing activities	3,000,000	15,500,000
Net change in cash and cash equivalents	950,273	958,913
Cash and cash equivalents at beginning of period	1,066,042	107,129
Cash and cash equivalents at end of period	$2,016,315	$1,066,042

Cash paid during the period for:
Interest on debt	$847,968	$452,043
Amounts included in the measurement of operating lease liabilities	$151,655	$187,347
Supplemental disclosure of non-cash investing and financing activities:
Operating lease assets obtained in exchange for operating lease obligations	$46,528	$259,108
Impact to right-of-use assets and lease liabilities due to lease modification	$50,921	$—
Accrued purchases of property and equipment at period end	$663,954	$2,507,713

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 1. ORGANIZATION AND NOTES OF OPERATIONS

Pogo Resources, LLC, a Texas company (either individually or together with its subsidiaries, as the context requires, “Pogo” or the “Company”), is an independent oil and natural gas company focused on the acquisition, development, exploration, and production of oil and natural gas properties in the Permian Basin. The Permian Basin is located in west Texas and southeastern New Mexico and is characterized by high oil and liquids-rich natural gas content, multiple vertical and horizontal target horizons, extensive production histories, long-lived reserves and historically high drilling success rates. The Company’s properties are in the Grayburg-Jackson Field in Eddy County, New Mexico, which is a sub-area of the Permian Basin. The Company focuses exclusively on vertical development drilling.

The Company is a limited liability company and is not subject to federal and state income taxes. However, it must file informational tax returns and all taxable income or loss flows through to the owners in their individual tax returns. The Company had no authorized, issued and outstanding units, thus earnings (loss) per unit is not shown for the periods presented.

Plan of Merger

On December 27, 2022, the Company entered into a membership interest purchase agreement (“MIPA”) with HNR Acquisition Corporation (“HNRA”). Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA, the Company will sell, assign, and convey to HRNA, and HNRA will purchase and accept from the Company, 100% of the outstanding membership interests of the Company.

The base purchase price for the Company’s interest will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to the Company’s owners and (b) 2,000,000 shares of HNRA’s common stock, par value $0.0001, valued at $10.00 per share (the “Share Consideration”); provided, that, at closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of HNRA. The cash and shared will be issued to the Company’s owners in proportion to their ownership of the Company. The base purchase price is subject to adjustment in accordance with the MIPA

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Presentation and Consolidation

The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Comprehensive Income (Loss)

The Company did not have any other comprehensive income or loss for the fiscal years 2022 and 2021. Accordingly, net income (loss) and comprehensive income (loss) are the same for the periods presented.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Significant estimates and assumptions reflected in the financial statements include: i) estimates of proved reserves of oil and natural gas, which affect the calculation of depletion, depreciation, and amortization (“DD&A”) and impairment of proved oil and natural gas properties, ii) impairment of undeveloped properties and other assets, iii) depreciation of property and equipment; and iv) the valuation of commodity derivative instruments.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

These estimates are based on information available as of the date of the financial statements; therefore, actual results could differ materially from management’s estimates using different assumptions or under different conditions. Future production may vary materially from estimated oil and natural gas proved reserves. Actual future prices may vary significantly from price assumptions used for determining proved reserves and for financial reporting.

COVID-19 Pandemic

Management considered the impacts of the COVID-19 pandemic on the Company’s critical and significant accounting estimates. As of the date of issuance of these financial statements, the Company is not aware of any specific event or circumstance that would require the Company to update its estimates or judgments or revise the carrying value of its assets or liabilities because of the COVID-19 pandemic. Management’s estimates may change as new events occur and additional information is obtained. Actual results could differ from estimates and any such differences may be material to the Company’s consolidated financial statements.

Segment Reporting

The Company operates in a single segment. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker (“CODM”) in making decisions regarding resource allocation and assessing performance. The ownership members of the Company have appointed one executive manager, the Chief Executive Officer (“CEO”) to oversee the Company. The Company has determined that the CEO is the CODM. To date, the Company’s CODM has made such decisions and assessed performance at the consolidated Company level.

The Company’s activities to date have been conducted entirely in the United States.

Cash and Cash Equivalents

The Company considers all cash on hand, depository accounts held by banks, money market accounts and investments with an original maturity of three months or less to be cash equivalents. The Company’s cash and cash equivalents are held in financial institutions in amounts that exceed the insurance limits of the Federal Deposit Insurance Corporation. The Company believes its counterparty risks are minimal based on the reputation and history of the institutions selected.

Accounts Receivable

Accounts receivable consist of receivables from crude oil, natural gas, NGL purchasers and are generally uncollateralized. Accounts receivable are typically due within 30 to 60 days of the production date and 30 days of the billing date and are stated at amounts due from purchasers and industry partners. Amounts are considered past due if they have been outstanding for 60 days or more. No interest is typically charged on past due amounts.

The Company reviews its need for an allowance for doubtful accounts on a periodic basis and determines the allowance, if any, by considering the length of time past due, previous loss history, future net revenues associated with the debtor’s ownership interest in oil and natural gas properties operated by the Company and the debtor’s ability to pay its obligations, among other things. The Company believes its accounts receivable are fully collectible. Accordingly, no allowance for doubtful accounts has been provided.

As of December 31, 2022 and 2021, the Company had approximately 93% and 99% of accounts receivable with two customers, respectively.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Leases

Operating Leases — Lessee

The Company determines if an arrangement is a lease at the inception of the arrangement. The Company leases certain office space and vehicles to support its operations. Certain lease agreements include lease and non-lease components which the Company accounts for these components as a single lease. Lease right-of-use (“ROU”) assets and liabilities are initially recorded on the lease commencement date based on the present value of lease payments over the lease term. As most of the lease contracts do not provide an implicit discount rate, the Company uses an incremental borrowing rate which is determined based on information available at the commencement date of a lease. Leases may include renewal, purchase or termination options that can extend or shorten the term of the lease. The exercise of those options is at the Company’s discretion and is evaluated at inception and throughout the contract to determine if a modification of the lease term is required. Leases with a term of 12 months or less are not recorded as a right-of-use asset and liability. Leased assets may be used in joint oil and gas operations with other working interest owners. The Company recognizes lease liabilities and ROU assets only when it is the signatory to a contract as an operator of joint properties. Such lease liabilities and ROU assets are determined and disclosed based on gross contractual obligations. Lease costs are also presented on a gross contractual basis.

Crude Oil and Natural Gas Properties

The Company accounts for its crude oil and natural gas properties under the successful efforts method of accounting. Under this method, costs of proved developed producing properties, successful exploratory wells and developmental dry hole costs are capitalized. Internal costs that are directly related to acquisition and development activities, including salaries and benefits, are capitalized. Internal costs related to production and similar activities are expensed as incurred. Capitalized costs are depleted by the unit-of-production method based on estimated proved developed producing reserves. The Company calculates quarterly depletion expense by using the estimated prior period-end reserves as the denominator. The process of estimating and evaluating crude oil and natural gas reserves is complex, requiring significant decisions in the evaluation of available geological, geophysical, engineering, and economic data. The data for a given property may also change substantially over time because of numerous factors, including additional development activity, evolving production history and a continual reassessment of the viability of production under changing economic conditions. As a result, revisions in existing reserve estimates occur. Capitalized development costs of producing oil and natural gas properties are depleted over proved developed reserves and leasehold costs are depleted over total proved reserves. Upon the sale or retirement of significant portions of or complete fields of depreciable or depletable property, the net book value thereof, less proceeds or salvage value, is recognized as a gain or loss.

Exploration costs, including geological and geophysical expenses, seismic costs on unproved leaseholds and delay rentals are expensed as incurred. Exploratory well drilling costs, including the cost of stratigraphic test wells, are initially capitalized, but charged to expense if the well is determined to be economically nonproductive. The status of each in-progress well is reviewed quarterly to determine the proper accounting treatment under the successful efforts method of accounting. Exploratory well costs continue to be capitalized so long as the Company has identified a sufficient quantity of reserves to justify completion as a producing well, is making sufficient progress assessing reserves with economic and operating viability, and the Company remains unable to make a final determination of productivity.

If an in-progress exploratory well is found to be economically unsuccessful prior to the issuance of the financial statements, the costs incurred prior to the end of the reporting period are charged to exploration expense. If the Company is unable to make a final determination about the productive status of a well prior to issuance of the financial statements, the costs associated with the well are classified as suspended well costs until the Company has had sufficient time to conduct additional completion or testing operations to evaluate the pertinent geological and engineering data obtained. At the time the Company can make a final determination of a well’s productive status, the well is removed from suspended well status and the resulting accounting treatment is recorded.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company recognized depreciation, depletion, and amortization expense totaling $1,613,402 for the year ended December 31, 2022 and $4,783,832 for the year ended December 31, 2021.

In fiscal year 2022, the Company had no sales of property, plant and equipment. In fiscal year 2021, the Company completed the sale of certain property, plant and equipment for proceeds of $150,000 and recognized a $69,486 gain.

Impairment of Oil and Gas Properties

Proved oil and natural gas properties are reviewed for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying amount of such property. The Company estimates the expected future cash flows of its oil and natural gas properties and compares the undiscounted cash flows to the carrying amount of the oil and natural gas properties, on a field-by-field basis, to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, the Company will write down the carrying amount of the oil and natural gas properties to estimated fair value.

In fiscal years 2022 and 2021, the Company did not recognize any impairment of oil and natural gas properties.

Asset Retirement Obligations

The Company recognizes the fair value of an asset retirement obligation (“ARO”) in the period in which it is incurred if a reasonable estimate of fair value can be made. The asset retirement obligation is recorded as a liability at its estimated present value, with an offsetting increase recognized in oil and natural gas properties on the consolidated balance sheets. Periodic accretion of the discounted value of the estimated liability is recorded as an expense in the consolidated statements of operations.

Other Property and Equipment, net

Other property and equipment are recorded at cost. Other property and equipment are depreciated over its estimated useful life on a straight-line basis. The Company expenses maintenance and repairs in the period incurred. Upon retirements or dispositions of assets, the cost and related accumulated depreciation are removed from the consolidated balance sheet with the resulting gains or losses, if any, reflected in operations.

Materials and supplies are stated at the lower of cost or market and consist of oil and gas drilling or repair items such a tubing, casing, and pumping units. These items are primarily acquired for use in future drilling or repair operations and are carried at lower of cost or market.

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If such assets are considered impaired, the impairment to be recorded is measured by the amount by which the carrying amount of the asset exceeds its estimated fair value. The estimated fair value is determined using either a discounted future cash flow model or another appropriate fair value method.

The carrying values of other property and equipment are net of accumulated depreciation of $14,709 as of December 31, 2022 and 2021.

Deferred Financing Charges

The Company defers costs directly associated with acquiring third-party financing, primarily loan origination costs and related professional expenses. Deferred financing charges for the Company’s revolving credit facility are capitalized and amortized over the term of the facility on a straight-line basis. Amortization is included in interest expense while the unamortized balance is included in other assets. Debt issuance costs for term loans are recorded as a direct reduction from the carrying amount of the note and are amortized over the term of the note using the effective interest method.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

When the borrowing base of the Company’s revolving credit facility base decreases, a portion of the unamortized debt issuance costs will be assessed to be written-off, and the remaining unamortized debt issuance costs will be amortized over the new or remaining term. When the borrowing base of the revolving credit facility increases, any new fees that meet the criteria to be capitalized with the event will be capitalized and amortized over the new or remaining term.

Unamortized debt issuance costs included in other assets on the balance sheet associated with the revolving credit facility were $6,668 and $10,344 as of December 31, 2022, and 2021, respectively.

Derivative Instruments

The Company uses derivative financial instruments to mitigate its exposure to commodity price risk associated with oil prices. The Company’s derivative financial instruments are recorded on the consolidated balance sheets as either an asset or a liability measured at fair value. The Company has elected not to apply hedge accounting for its existing derivative financial instruments, and as a result, the Company recognizes the change in derivative fair value between reporting periods currently in its consolidated statements of operations. The fair value of the Company’s derivative financial instruments is determined using industry-standard models that consider various inputs including: (i) quoted forward prices for commodities, (ii) time value of money and (iii) current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Realized gains and losses from the settlement of derivative financial instruments and unrealized gains and unrealized losses from valuation changes in the remaining unsettled derivative financial instruments are reported in a single line item as a component of revenues in the consolidated statements of operations. Cash flows from derivative contract settlements are reflected in operating activities in the accompanying consolidated statements of cash flows. See Note 3 for additional information about the Company’s derivative instruments.

The Company’s credit risk related to derivatives is a counterparties’ failure to perform under derivative contracts owed to the Company. The Company uses credit and other financial criteria to evaluate the credit standing of, and to select, counterparties to its derivative instruments. Although the Company does not obtain collateral or otherwise secure the fair value of its derivative instruments, associated credit risk is mitigated by the Company’s credit risk policies and procedures.

The Company has entered into International Swap Dealers Association Master Agreements (“ISDA Agreements”) with its derivative counterparty. The terms of the ISDA Agreements provide the Company and the counterparty with rights of set off upon the occurrence of defined acts of default by either the Company or a counterparty to a derivative, whereby the party not in default may set off all derivative liabilities owed to the defaulting party against all derivative asset receivables from the defaulting party.

Product Revenues

The Company accounts for sales in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers. Revenue is recognized when the Company satisfies a performance obligation in an amount reflecting the consideration to which it expects to be entitled. The Company applies a five-step approach in determining the amount and timing of revenue to be recognized: (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when the performance obligation is satisfied.

The Company enters into contracts with customers to sell its oil and natural gas production. Revenue from these contracts is recognized when the Company’s performance obligations under these contracts are satisfied, which generally occurs with the transfer of control of the oil and natural gas to the purchaser. Control is generally considered transferred when the following criteria are met: (i) transfer of physical custody, (ii) transfer of title,

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(iii) transfer of risk of loss and (iv) relinquishment of any repurchase rights or other similar rights. Given the nature of the products sold, revenue is recognized at a point in time based on the amount of consideration the Company expects to receive in accordance with the price specified in the contract. Consideration under oil and natural gas marketing contracts is typically received from the purchaser one to two months after production.

Most of the Company’s oil marketing contracts transfer physical custody and title at or near the wellhead or a central delivery point, which is generally when control of the oil has been transferred to the purchaser. The majority of the oil produced is sold under contracts using market-based pricing, which price is then adjusted for differentials based upon delivery location and oil quality. To the extent the differentials are incurred at or after the transfer of control of the oil, the differentials are included in oil revenues on the statements of operations, as they represent part of the transaction price of the contract. If other related costs are incurred prior to the transfer of control of the oil, those costs are included in production taxes, transportation and processing expenses on the Company’s consolidated statements of operations, as they represent payment for services performed outside of the contract with the customer.

The Company’s natural gas is sold at the lease location. Most of the Company’s natural gas is sold under gas purchase agreements. Under the gas purchase agreements, the Company receives a percentage of the net production from the sale of the NGLs and residue gas, less associated expenses incurred by the buyer.

The Company does not disclose the value of unsatisfied performance obligations under its contracts with customers as it applies the practical expedient in accordance with ASC 606. The expedient, as described in ASC 606-10-50-14(a), applies to variable consideration that is recognized as control of the product is transferred to the customer. Since each unit of product represents a separate performance obligation, future volumes are wholly unsatisfied, and disclosure of the transaction price allocated to remaining performance obligations is not required.

Customers

The Company sold 100% of its crude oil and natural gas production to two customers for the years ended December 31, 2022, and 2021. Inherent to the industry is the concentration of crude oil, natural gas and natural gas liquids (“NGLs”) sales to a limited number of customers. This concentration has the potential to impact the Company’s overall exposure to credit risk in that its customers may be similarly affected by changes in economic and financial conditions, commodity prices or other conditions. Given the liquidity in the market for the sale of hydrocarbons, the Company believes the loss of any single purchaser, or the aggregate loss of several purchasers, could be managed by selling to alternative purchasers in the operating areas.

Warranty Obligations

The Company provides an assurance-type warranty that guarantees its products comply with agreed-upon specifications. This warranty is not sold separately and does not convey any additional goods or services to the customer; therefore, the warranty is not considered a separate performance obligation. As the Company typically incurs minimal claims under the warranties, no liability is estimated at the time goods are delivered, but rather at the point of a claim.

Other Revenue

Other revenue is generated from the fees the Company charges a single customer for the disposal of water, saltwater, brine, brackish water, and other water (collectively, “Water”) into the Company’s water injection system. Revenue recognized under the agreement is variable in nature and primarily based on the volume of Water accepted during the period.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Equity-Based Compensation

In fiscal year 2017 and shortly after formation of the Company, Management was granted equity-based incentive units (the “Management Incentive Units” or “MIUs”) from an affiliated entity controlled by the owners of the Company. The equity-based incentive units allow for additional participation in the Company’s ownership waterfall distribution once the units are vested. See Note 8 for about the MIU plan.

Equity-based compensation expense for the MIUs was measured at the grant date or modification date, as applicable, using the fair value of the award, and is recorded, net of forfeitures, on a straight-line basis over the requisite service period of the respective award. The fair value of the MIUs are determined on the grant date or modification date, as applicable, using a Black-Scholes option valuation model with the following inputs; (i) the grant date’s closing stock price, (ii) the exercise price of the stock options, (iii) the expected term of the stock option, (iv) the estimated risk-free adjusted interest rate for the duration of the option’s expected term, (v) the expected annual dividend yield on the underlying stock and (vi) the expected volatility over the option’s expected term.

Equity-based compensation expense for the MIUs is recorded entirely in general and administrative expenses in the statements of operations.

Income Taxes

The Company has elected to be treated as a partnership for income tax purposes and is not subject to federal, state, or local income taxes. Any taxable income or loss will be recognized by the owners. Accordingly, no federal, state, or local income taxes have been reflected in the accompanying consolidated financial statements. Significant differences may exist between the results of operations reported in these consolidated financial statements and those determined for income tax purposes primarily due to the use of different asset valuation methods for tax purposes.

The Company files tax returns as prescribed by the tax laws of the United States of America, the jurisdiction in which it operates. In the normal course of business, the Company is subject to examination by federal, state, and local jurisdictions, where applicable.

The Company performs an annual review for any uncertain tax positions and, if necessary, will record the expected future tax consequences of uncertain tax positions in the consolidated financial statements.

Recent Accounting Pronouncements

Not Yet Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. Additionally, the FASB issued ASU No. 2019-04, Codification Improvements to Topic 326 in April 2019 and ASU 2019-05, Financial Instruments — Credit Losses (Topic 326) — Targeted Transition Relief in May 2019. The amendments affect loans, debt securities, trade receivables, net investments in leases, off-balance-sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. In November 2019, the FASB issued ASU No. 2019-10, which defers the effective date of ASU No. 2016-13 for the Company to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company is currently evaluating the potential impact of these amendments on its financial statements and related disclosures.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting followed by ASU 2021-01, Reference Rate Reform (Topic 848): Scope, issued in January 2021, to provide clarifying guidance regarding the scope of Topic 848. ASU 2020-04 was issued to provide optional guidance for a limited period to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. Generally, the guidance is to be

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

applied as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020, or prospectively from a date within an interim period that includes or is subsequent to March 12, 2020, up to the date that the financial statements are available to be issued. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. As of December 31, 2022, the Company has not elected to use the optional guidance and continues to evaluate the options provided by ASU 2020-04 and ASU 2021-01.

NOTE 3. DERIVATIVES

Derivative Activities

The Company is exposed to volatility in market prices and basis differentials for natural gas, oil and NGLs, which impacts the predictability of its cash flows related to the sale of those commodities. These risks are managed by the Company’s use of certain derivative financial instruments. The company has historically used crude diff swaps, fixed price swaps, and costless collars. As of December 31, 2022, the Company’s derivative financial instruments consisted of costless collars, which are described below:

Costless Collars

Arrangements that contain a fixed floor price (“purchased put option”) and a fixed ceiling price (“sold call option”) based on an index price which, in aggregate, have no net cost. At the contract settlement date, (1) if the index price is higher than the ceiling price, the Company pays the counterparty the difference between the index price and ceiling price, (2) if the index price is between the floor and ceiling prices, no payments are due from either party, and (3) if the index price is below the floor price, the Company will receive the difference between the floor price and the index price.

Additionally, the Company will occasionally purchase an additional call option at a higher strike price than the aforementioned fixed ceiling price. Often this is accomplished in conjunction with the costless collar at no additional cost. If an additional call option is utilized, at the contract settlement date, (1) if the index price is higher than the sold call strike price but lower than the purchased option strike price, then the Company pays the difference between the index price and the sold call strike price, (2) if the index price is higher than the purchased call price, then the company pays the difference between the purchased call option and the sold call option, and the company receives payment of the difference between the index price and the purchased option strike price, (3) if the index price is between the purchased put strike price and the sold call strike price, no payments are due from either party, (4) if the index price is below the floor price, the Company will receive the difference between the floor price and the index price.

The following table sets forth the derivative volumes by year as of December 31, 2022:

Period	Price collars
	Volume (Bbls/month)	Weighted average floor price ($/Bbl)	Weighted average ceiling price ($/Bbl)	Weighted average sold call ($/Bbl)
Q1-Q2 2023	20,000	$63.75	$97.79	$76.06
Q3-Q4 2023	20,000	$65.00	$100.00	$72.25

Derivative Assets and Liabilities

As of December 31, 2022, the Company is conducting derivative activities with one counterparty, which is secured by the lender in the Company’s bank credit facility. The Company believes the counterparty is acceptable credit risk, and the credit worthiness of the counterparty is subject to periodic review. The assets and liabilities are netted given

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 3. DERIVATIVES (cont.)

that all positions are held by a single counterparty and subject to a master netting arrangement. The combined fair value of derivatives included in the accompanying consolidated balance sheets as of December 31, 2022 and 2021 is summarized below.

Commodity derivatives:	As of December 31, 2022
	Gross fair value	Amounts netted	Net fair value
Short-term derivative asset	$1,596,361	$1,596,361	$—
Long-term derivative asset	—	—	—
Short-term derivative liability	(2,787,715)	1,596,361	(1,191,354)
Long-term derivative liability	—	—	—
Total derivative liability			$(1,191,354)
	As of December 31, 2021
	Gross fair value	Amounts netted	Net fair value
Commodity derivatives:
Short-term derivative asset	$383,033	$383,033	$—
Long-term derivative asset	335,090	335,090	—
Short-term derivative liability	(3,722,038)	383,033	(3,339,006)
Long-term derivative liability	(372,438)	335,090	(37,348)
Total derivative liability			$(3,376,354)

The effects of the Company’s derivatives on the consolidated statements of operations for the last two years are summarized below:

	For the year ended December 31,
	2022	2021
Total gain (loss) on unsettled derivatives	$2,185,000	$(1,899,718)
Total (loss) on settled derivatives	(6,978,790)	(3,804,395)
Total (loss) on derivatives	$(4,793,790)	$(5,704,113)

NOTE 4. FAIR VALUE MEASUREMENTS

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date. The Company’s assets and liabilities that are measured at fair value at each reporting date are classified according to a hierarchy that prioritizes inputs and assumptions underlying the valuation techniques. This fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs and consists of three broad levels:

•        Level 1 — Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date.

•        Level 2 — Observable market-based inputs or unobservable inputs that are corroborated by market data. These are inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date.

•        Level 3 — Unobservable inputs that are not corroborated by market data and may be used with internally developed methodologies that result in management’s best estimate of fair value.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 4. FAIR VALUE MEASUREMENTS (cont.)

The carrying value of the Company’s financial instruments, consisting of cash, accounts receivable, accounts payable and accrued expenses, approximates their fair value due to the short maturity of such instruments. Financial instruments also consist of debt for which fair value approximates carrying values as the debt bears interest at fixed or variable rates which are reflective of current rates otherwise available to the Company. The Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

As of December 31, 2022 and 2021, the Company had no material assets or liabilities measured at fair value on a recurring basis other than certain derivative instruments discussed below.

Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are as follows:

Derivatives

The Company’s commodity price derivatives primarily represent crude oil collar contracts (some with long calls), fixed price swap contracts and differential swap contracts. The asset and liability measurements for the Company’s commodity price derivative contracts are determined using Level 2 inputs. The asset and liability values attributable to the Company’s commodity price derivatives were determined based on inputs that include, but not limited to, the contractual price of the underlying position, current market prices, crude oil forward curves, discount rates, and volatility factors. The Company had a net derivative liability of $1,191,354 and $3,376,354 as of December 31, 2022, and 2021 respectively, which are presented in short and long-term derivative instrument liabilities on the balance sheet.

Nonrecurring Basis

The carrying value of the Company’s financial instruments, consisting of cash, accounts receivable, accounts payable and accrued expenses, approximates their fair value due to the short maturity of such instruments. Financial instruments also consist of debt for which fair value approximates carrying values as the debt bears interest at fixed or variable rates which are reflective of current rates otherwise available to the Company. The Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

NOTE 5. ASSET RETIREMENT OBLIGATIONS

ARO’s represent the present value of the estimated amounts the Company will incur to plug, abandon, and remediate producing properties at the end of their productive lives. Significant inputs used in determining such obligations include estimates of plugging and abandonment costs, estimated future inflation rates and well lives. The inputs are calculated based on historical data as well as current estimated costs. The following is a reconciliation of the ARO liability as of December 31, 2022 and 2021:

	For the year ended December 31,
	2022	2021
Beginning of period	$2,919,465	$2,550,724
Accretion expense	1,575,296	368,741
Asset retirement obligations at end of period	$4,494,761	$2,919,465

The capital additions in 2022 and 2021 was the result of accessing new zones in existing bores. As such, there was no additional ARO liability associated to the incremental capital spend. If new well bores are needed to support the waterflood activity, management will add additional related to these additions.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 6. LEASES

The Company currently has operating leases associated with contracts for office space and their vehicle fleet. The Company’s leases have remaining lease terms ranging from approximately 8 months to three years. The vehicle leases are renewed on a month-to-month basis. The tables below, which present the components of lease costs and supplemental balance sheet information are presented on a gross basis. Other joint owners in the properties operated by the Company generally pay for their working interest share of costs associated with the vehicle leases.

The components of lease expense are presented as follows for the fiscal years 2022 and 2021:

	For the year ended December 31,
	2022	2021
Operating lease cost(1)	$110,493	$191,984
Variable lease cost	22,505	7,448
Total lease costs	$132,998	$199,432

____________

(1)      For the years ended December 31, 2022 and 2021, approximately $110,493 and $191,984, respectively. These costs were capitalized to components of “General and administrative” and “Lease operating” in the consolidated statements of operations.

The table below presents the weighted average remaining lease terms and weighted average discounts rates for the Company’s leases as of the period presented:

	As of December 31,
	2022	2021
Weighted average remaining lease terms (in years)
Operating leases	0.54	1.04

Weighted average discount rate
Operating leases	3.41%	3.19%

Undiscounted cash flows of operating lease liabilities as of December 31, 2022 are as follows:

Year	Lease amounts
2023	$74,348
2024	60,246
2025	—
2026	—
2027	—
Thereafter	—
Total lease payments	134,594
Less: interest and discount	(5,441)
Total lease liabilities	$129,153

NOTE 7. DEBT

Revolving Credit Facility

On June 25, 2019, the Company entered into a credit agreement (the “Credit Agreement”) with a banking institution for a revolving credit facility (the “Revolver”) that provided for a maximum facility amount of $50,000,000 and a letter of credit sublimit not to exceed ten percent of the available borrowing base. The Revolver is secured by substantially all the Company’s assets and has a maturity date of June 25, 2024, as extended most recently by the sixth amendment to the Credit Agreement in December 2022. The borrowing base is redetermined the first day of

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 7. DEBT (cont.)

May and November of each year. Borrowings under the Revolver bear interest at a rate equal to either the Base Rate (as defined in the Credit Agreement) plus a margin or the Secured Overnight Financing Rate (“SOFR”plus a margin. Any unused portion of the of available borrowing base is charged an annual interest rate of 0.375% on the average daily unused amount. Interest payments are payable quarterly in arrears until maturity, at which time all unpaid principal and accrued interest are due.

During fiscal years 2022 and 2021, the Company entered into amendments three through six to the Credit Agreement. Amongst other things, the amendments primarily updated the borrowing base (both increases and decreases) in accordance with the redetermined dates and/or extended the maturity date of the borrowing base. As of December 31, 2022 and 2021, the borrowing base of the Revolver was $30,000,000 and $25,000,000, respectively.

As of December 31, 2022, the Company had $26,750,000 of outstanding borrowings under the Revolver and $702,600 of letters of credit outstanding, resulting in $2,547,400 of committed borrowing capacity available under the Revolver. As of December 31, 2021, the Company had $21,750,000 of outstanding borrowings under the Revolver and $702,600 of letters of credit outstanding, resulting in $2,547,400 of committed borrowing capacity available under the Revolver.

For fiscal years 2022 and 2021, the weighted average interest rate was 4.70% and 3.09%, respectively. Interest expense for fiscal years 2022 and 2021 was $1,076,060 and $498,916, respectively.

Covenants

The Credit Agreement requires the Company meet specific financial covenants on a quarterly basis until the time the outstanding balances are fully repaid, which are: i) a current ratio greater than or equal to 1.0 and, ii) a debt to earnings before interest, tax, depreciation, amortization, and intangible drilling costs, non-recurring workover expenses, oil and gas exploration expense including dry hole and plugging and abandonment expense, and other consolidated non-cash losses or gains (“EBITDAX”) ratio less than 3.5. The Company was in compliance with these covenants for all periods presented.

NOTE 8. EQUITY

Net income or loss of the Company is allocated among its owners in proportion to the relative capital contributions made to the Company. The proceeds attributable by the Company (including cash or property) is distributable in accordance with the respective Company formation agreements. Non-controlling interest holders of the Company’s subsidiary do not participate in the distributions of the Company. Distributions of cash or property shall be distributed in the following priorities and ratios:

1.      First to the owners pro rata in accordance with their sharing percentages until each owner has received an amount sufficient to generate an internal rate of return of 8% with respect to their capital contributions.

2.      Second, until such time as the majority owner (“Parent”) has received distributions equal to $7,500,000:

a.      15% to the management incentive units (“MIUs” and discussed in the section below)

b.      85% to the owners pro rata in accordance with their sharing percentages.

3.      Third, if before the time that Parent has received distributions equal to $7,500,000, Parent receives an amount equal to 200% of its capital contributions:

a.      100% to the MIUs, until the MIUs have received 20% of the total distributions that have been made to the owners and the MIUs; and then:

i.       20% to the MIUs

ii.      80% to the owners pro rata in accordance with their sharing percentages

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 8. EQUITY (cont.)

4.      Fourth, following the time that Parent has received distributions of $7,500,000, but not 200% of its capital contributions:

a.      100% to the MIUs, until the MIUs have received 20% of the total distributions that have been made to the owners and MIUs; and then:

i.       20% to MIUs

ii.      80% to the owners pro rata in accordance with their sharing percentages

5.      Fifth, when Parent has received distributions of $7,500,000 and an amount equal to 200% of its capital contributions:

a.      100% to MIUs, until the MIUs have received 25% of the total distributions that have been made to the owners and MIUs, and then:

i.       25% to the MIUs

ii.      75% to the owners pro rata in accordance with their sharing percentages.

The Company made cash distributions to owners of $2,000,000 and $0 during fiscal years 2022 and 2021, respectively. To date, the Company has made distributions in accordance with the first and second distribution hurdles only.

Management Incentive Units

In fiscal year 2017, certain members of management who are also owners of the Company were granted equity awards from an affiliated entity that vest over a period of time for services rendered to the Company. The Executive Equity Compensation Plan (the “MIU Plan”) from the affiliated entity was adopted as of as of August 15, 2017. Under the MIU Plan, the affiliate entity may issue i) 15 Class A, ii) 20 Class B, and iii) 25 Class C units. Although there are different classes of units, the units have the same participation and preference rights. Distributions under the MIU Plan shall be made among the management team members as follows:

1.      Initial cash (made pursuant to the Company’s distribution agreement) shall be distributed to the management team members pro rata in accordance with their respective ownership of Class A Units;

2.      First payout cash (made pursuant to the Company’s distribution agreement) shall be distributed to the management team members pro rata in accordance with their respective ownership of Class B Units; and

3.      Second payout cash (made pursuant to the Company’s distribution agreement) shall be distributed to the management team members pro rata in accordance with their respective ownership of Class C Units.

Members of management were granted all the available units authorized for issuance in August 2017 with a total grant date fair value of $651,000. The MIU awards generally vest ratably over a three or five-year period from the date of grant, and were fully vested as of December 31, 2022. As of December 31, 2021, 99% of the awards were vested and the nonvested balance was $6,394. For fiscal years 2022 and 2021, the Company recorded $6,394 and $61,031, respectively, of equity-based expense, accounted for a as a capital contribution from the affiliated entity. As of December 31, 2022, equity-based expense related to the MIU Plan has been fully recognized and there has been no subsequent issuances or forfeitures.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 9. COMMITMENTS AND CONTINGENCIES

Litigation

From time to time, and in the ordinary course of business, the Company may be subject to certain claims, charges and litigation concerning matters arising in connection with the conduct of the Company’s business activities. The Company is not currently aware of any matters that it expects will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

Insurance Recovery

In fiscal year 2019, the Company filed a lawsuit against an insurance company for failure to assume responsibility for a claim related to a saltwater spill. Litigation against the insurer was resolved and the Company received payment totaling $2,000,000 on May 23, 2022. The settlement stipulated that both parties would pay their own legal fees. The company expensed legal fees related to this litigation as incurred.

Environmental

From time to time, and in the ordinary course of business, the Company may be subject to certain environmental liabilities. Environmental expenditures that relate to an existing condition caused by past operations and have no future economic benefits are expensed. Environmental expenditures that extend the life of the related property or mitigate or prevent future environmental contamination are capitalized. Liabilities for expenditures that will not qualify for capitalization are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are undiscounted unless the timing of cash payments for the liability is fixed or reliably determinable. Environmental liabilities normally involve estimates that are subject to revision until settlement or remediation occurs.

As of December 31, 2022 and 2021, the Company recorded an environmental remediation liability of $675,000 relating to an oil spill at one of the Company’s producing sites in fiscal year 2017 which is recorded in other liabilities in the consolidated balance sheets. The producing site was subsequently sold in 2019 and the Company indemnified the purchaser for the remediation costs. Management based the remediation liability on the undiscounted cost received from third- party quotes to remediate the spill. As of December 31, 2022, the Company does not believe it is likely remediation will be required in the next five years.

NOTE 10. RELATED PARTY TRANSACTIONS

The Company’s Members, Executive Committee, and management (collectively the “Policy Makers”) control other entities with which the Company transacts business. Consequently, the Policy Makers are in a position to influence the financial position and operating results of the Company and other entities that are under their control.

For fiscal year 2022, the Company incurred $105,000 of expenses with related parties, which are recorded as general and administrative expenses. Costs incurred with related parties are attributable to costs incurred in the ordinary course of the Company’s business and include director fees. In addition, in December of 2022 the Company entered into a related party promissory note receivable agreement with an entity controlled by owners of the Company in an amount of $3,809,003. The loan bears interest at a rate of 6.0% per annum. Accrued interest and principal are due at maturity on December 31, 2024.

For fiscal year 2021, the Company incurred $106,252 of expenses with related parties. The Company also received $200,000 of short-term loans from related parties and repaid the loans all within the months of August 2021 and September 2021. The related party loans did not bear interest due to their short-term nature. All related party expenses were recorded as general, and administrative expense. Costs incurred with related parties are attributable to costs incurred in the ordinary course of the Company’s business and include director fees and legal fees.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through April 6, 2023, the date these financial statements were available to be issued. The Company did not identify any material subsequent events that required disclosure.

NOTE 12. SUPPLEMENTAL DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS (UNAUDITED)

The Company has only one reportable operating segment, which is oil and natural gas development, exploration, and production in the United States. See the Company’s accompanying consolidated statements of operations for information about results of operations for oil and gas producing activities.

Capitalized Costs Related to Crude Oil and Natural Gas Producing Activities

Aggregate capitalized costs related to crude oil and natural gas exploration and production activities with applicable accumulated depreciation, depletion, and amortization are presented below as of the dates indicated:

	As of December 31,
	2022	2021
Oil and natural gas properties
Proved	$64,799,213	$49,826,116
Less: accumulated depreciation, depletion, and amortization	(9,592,296)	(7,978,893)
Net oil and natural gas properties capitalized costs	$55,206,917	$41,847,223

Costs Incurred for Oil and Natural Gas Producing Activities

Costs incurred in crude oil and natural gas exploration and development for the periods presented:

	For the year ended December 31,
	2022	2021
Exploration costs	$1,031,300	$336,852
Development costs	15,048,100	25,712,374
Total	$16,079,400	$26,049,226

Reserve Quantity Information

The following information represents estimates of the Company’s proved reserves as of December 31, 2022 and 2021, which have been prepared by an independent third party and they are presented in accordance with SEC rules. These rules require SEC reporting companies to prepare their reserve estimates using specified reserve definitions and pricing based on a 12-month unweighted average of the first-day-of-the-month pricing. The pricing that was used for estimates of the Company’s reserves as of December 31, 2022 and 2021 was based on an unweighted average 12-month average U.S. Energy Information Administration WTI posted price per Bbl for oil and Henry Hub prices for natural gas price per Mcf for natural gas, adjusted for transportation, quality and basis differentials.

Subject to limited exceptions, proved undeveloped reserves may only be booked if they relate to wells scheduled to be drilled within five years of the date of booking. This requirement has limited and may continue to limit, the Company’s potential to record additional proved undeveloped reserves as it pursues its drilling program. Moreover, the Company may be required to write down its proved undeveloped reserves if it does not drill on those reserves within the required five-year timeframe. The Company does not have any proved undeveloped reserves which have remained undeveloped for five years or more. The Company’s proved oil and natural gas reserves are located in the United States in the Permian Basin of southeast New Mexico. Proved reserves were estimated in accordance with the guidelines established by the SEC and the FASB. Oil and natural gas reserve quantity estimates are subject to

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 12. SUPPLEMENTAL DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS (UNAUDITED) (cont.)

numerous uncertainties inherent in the estimation of quantities of proved reserves and in the projection of future rates of production and the timing of development expenditures. The accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of subsequent drilling, testing and production may cause either upward or downward revision of previous estimates. Further, the volumes considered to be commercially recoverable fluctuate with changes in prices and operating costs. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of currently producing oil and natural gas properties. Accordingly, these estimates are expected to change as additional information becomes available in the future.

The following table and subsequent narrative disclosure provides a roll forward of the total proved reserves for the years ended December 31, 2022 and 2021 as well as proved developed and proved undeveloped reserves at the beginning and end of each respective year:

	For the years ended December 31,
	2022			2021
	Oil (MBbls)	Natural Gas (MMcf)	Total (MBoe)	Oil (MBbls)	Natural Gas (MMcf)	Total (MBoe)
Proved Reserves:
Beginning of period	17,868	3,714	18,487	2,466	491	2,548
Extensions and discoveries	—	—	—	12,219	2,178	12,582
Revisions to previous estimates	106	1,315	325	3,515	1,400	3,748
Production	(397)	(457)	(473)	(332)	(355)	(391)
End of period	17,577	4,572	18,339	17,868	3,714	18,487
Proved Developed Reserves:
Beginning of period	13,161	2,875	13,640	2,466	491	2,548
End of period	13,014	3,572	13,609	13,161	2,875	13,640
Proved Undeveloped Reserves:
Beginning of period	4,707	839	4,847	—	—	—
End of period	4,564	1,000	4,730	4,707	839	4,847

Extensions and discoveries.    For the year ended December 31, 2022 and 2021, extensions and discoveries contributed to the increase of 0 MBoe and 12,582 MBoe, respectively, in the Company’s proved reserves. The increase of extensions and discoveries in 2021 is due to the Company’s development of the Seven Rivers waterflood. Due to the recent and ongoing focus on the Seven Rivers waterflood implementation the engineering firm engaged by the Company to prepare the 2021 reserve report identified 170 development patterns that were categorized according to the producer status, with 127 patterns being Proved Developed Non-Producing and 43 patterns being Proved Undeveloped. As such, as noted in the table above, there was a 4,847 MBoe increase during 2021 in Proved Undeveloped Reserves, with the remaining volumes (7,735 MBoe) of the extensions and discoveries, being recognized in “Proved Developed Reserves”, in accordance with the 127 patterns categorized as proved developed.

Revisions of previous estimates.    For the year ended December 31, 2022, revisions of previous estimates partially offset the decrease in reserves with a positive revision of 325 MBoe in the Company’s proved reserves. The positive revision in 2022 is primarily attributable to the increase in year-end SEC commodity prices for oil and natural gas.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 12. SUPPLEMENTAL DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS (UNAUDITED) (cont.)

For the year ended December 31, 2021, revisions of previous estimates contributed to the increase of 3,748 MBoe in the Company’s proved reserves. The positive revision in 2021 is primarily attributable to the increase in year-end SEC commodity prices for oil and natural gas.

Standardized Measure of Discounted Future Net Cash Flows

The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of a property. An estimate of fair value would take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties and consideration of expected future economic and operating conditions. The standardized measure of discounted future net cash flows does not include any estimated abandonment costs since such amounts are immaterial.

The estimates of future cash flows and future production and development costs as of December 31, 2022 and 2021 are based on the unweighted arithmetic average first-day-of-the-month price for the preceding 12-month period. Estimated future production of proved reserves and estimated future production and development costs of proved reserves are based on current costs and economic conditions. All wellhead prices are held flat over the forecast period for all reserve categories. The estimated future net cash flows are then discounted at a rate of 10%.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves is as follows:

	For the year ended December 31,
	2022	2021
	(in thousands)
Future cash inflows	$1,680,514	$1,184,607
Future production costs	(451,155)	(362,540)
Future development costs	(94,156)	(96,256)
Future net cash flows	1,135,203	725,811
10% annual discount for estimated timing of cash flows	(615,428)	(418,195)
Standardized measure of discounted future net cash flows	$519,775	$307,615

In the foregoing determination of future cash inflows, sales prices used for oil and natural gas for December 31, 2022 and 2021 were estimated using the average price during the 12-month period, determined as the unweighted arithmetic average of the first-day-of-the-month price for each month. Prices were adjusted by lease for quality, transportation fees and regional price differentials. Future costs of developing and producing the proved gas and oil reserves reported at the end of each year shown were based on costs determined at each such year-end, assuming the continuation of existing economic conditions.

It is not intended that the FASB’s standardized measure of discounted future net cash flows represent the fair market value of the Company’s proved reserves. The Company cautions that the disclosures shown are based on estimates of proved reserve quantities and future production schedules which are inherently imprecise and subject to revision and the 10% discount rate is arbitrary. In addition, costs and prices as of the measurement date are used in the determinations and no value may be assigned to probable or possible reserves. Additionally abandonment costs have not been included in the calculation of the standardized measure for any of the periods presented. Given the long producing life of the properties, the present value of any abandonment costs would be minimal for any individual well.

POGO RESOURCES, LLC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2022 and 2021

NOTE 12. SUPPLEMENTAL DISCLOSURE OF OIL AND NATURAL GAS OPERATIONS (UNAUDITED) (cont.)

Changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	For the year ended December 31,
	2022	2021
	(in thousands)
Balance, beginning of period	$307,615	$13,484
Net change in sales and transfer prices and in production (lifting) costs related to future production	176,448	64,370
Sales and transfers of oil and natural gas produced during the period	(23,501)	(10,870)
Changes in estimated future development costs	12,948	—
Previously estimated development incurred during the period	2,100	—
Net purchases (divestitures) of reserves in place	—	—
Net change due to revisions in quantity estimates	9,217	105,825
Net change due to extensions and discoveries, and improved recovery	—	132,819
Accretion of discount	30,762	1,348
Timing and other differences	4,186	639
Standardized measure of discounted future net cash flows	$519,775	$307,615

POGO RESOURCES, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited) March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$1,926,979	$2,016,315
Accounts receivable, net:
Crude oil and natural gas sales	2,601,694	2,862,945
Other	184,447	201,669
Prepaid expenses and other current assets	274,510	395,204
Total current assets	4,987,630	5,476,133
Crude oil and natural gas properties, successful efforts method:
Proved properties	68,150,894	64,799,213
Accumulated depreciation, depletion, amortization	(10,009,676)	(9,592,296)
Total oil and natural gas properties, net	58,141,218	55,206,917
Other property, plant and equipment, net	—	83,004
Operating lease, right of use asset, net	107,434	126,678
Note and interest receivable – related party	4,085,429	3,809,003
Other assets	5,557	6,668
Total assets	$67,327,268	$64,708,403

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,871,494	$1,218,054
Accrued liabilities	1,181,791	1,128,671
Royalties payable	883,424	617,163
Operating lease liabilities	66,208	70,232
Short-term derivative instrument liabilities	607,330	1,191,354
Total current liabilities	4,610,247	4,225,474
Long-term liabilities:
Debt, non-current	26,750,000	26,750,000
Operating lease liabilities, non-current	43,076	58,921
Asset retirement obligations	4,835,827	4,494,761
Other liabilities	675,000	675,000
Total liabilities	$36,914,150	$36,204,156
Commitments and contingencies
Equity:
Owner’s equity	30,413,118	28,504,247
Total liabilities and equity	$67,327,268	$64,708,403

POGO RESOURCES, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended March 31,
	2023	2022
Revenue:
Crude oil	$6,914,248	$8,259,285
Natural gas and natural gas liquids	258,165	564,369
Gain (loss) on derivative instruments, net	417,034	(3,131,678)
Other revenue	169,743	—
Total revenue	7,759,190	5,691,976

Costs and operating expenses:
Production taxes, transportation and processing	581,019	774,147
Lease operating	2,923,802	1,941,219
Depletion, depreciation and amortization	417,381	319,814
Accretion of asset retirement obligations	341,066	297,715
General and administrative	1,271,416	580,089
Total costs and operating expenses	5,534,684	3,912,984
Operating income	2,224,506	1,778,992
Interest expense	315,092	163,130
Interest income	(85,429)	—
Other expense (income)	85,972	(1,400)
Net income	$1,908,871	$1,617,262

POGO RESOURCES, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OWNER’S EQUITY (UNAUDITED)
For the Three Months Ended March 31, 2023 and 2022

Owner’s equity
Balance at December 31, 2021	$12,201,851
Net income	1,617,262
Equity-based compensation	6,394
Balance at March 31, 2022	$13.825.507
Owner’s equity
Balance at December 31, 2022	$28,504,247
Net income	1,908,871
Balance at March 31, 2023	$30,413,118

POGO RESOURCES, LLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three months ended March 31,
	2023	2022
Operating activities:
Net income	$1,908,871	$1,617,262
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization expense	417,381	319,814
Accretion of asset retirement obligations	341,066	297,715
Equity-based compensation	—	6,394
Non-cash lease expense	(626)	(3)
Amortization of debt issuance costs	1,111	5,172
Change in fair value of unsettled derivatives	(584,024)	309,278
Change in other property, plant and equipment, net	83,004	—
Changes in operating assets and liabilities:
Accounts receivable	278,473	(1,006,241)
Prepaid expenses and other assets	120,694	57,267
Related party interest receivable	(85,429)	—
Accounts payable	408,020	365,181
Accrued liabilities	319,381	1,613,795
Net cash provided by operating activities	3,207,922	3,585,634
Investing activities:
Development of crude oil and gas properties	(3,106,261)	(4,515,853)
Issuance of related party note receivable	(190,997)	—
Net cash used in investing activities	(3,297,258)	(4,515,853)
Financing activities:
Proceeds from issuance of long-term debt	—	2,000,000
Payment of debt issuance costs	—	(10,000)
Net cash provided by financing activities	—	1,990,000
Net change in cash and cash equivalents	(89,336)	1,059,781
Cash and cash equivalents at beginning of period	2,016,315	1,066,042
Cash and cash equivalents at end of period	$1,926,979	$2,125,823

Cash paid during the period for:
Interest on debt	$409,641	$171,760
Amounts included in the measurement of operating lease liabilities	$21,178	$50,805
Supplemental disclosure of non-cash investing and financing activities:
Operating lease assets obtained in exchange for operating lease obligations	$—	$23,436
Accrued purchases of property and equipment	$909,374	$2,870,482

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 1. ORGANIZATION AND NOTES OF OPERATIONS

Pogo Resources, LLC, a Texas company (either individually or together with its subsidiaries, as the context requires, “Pogo” or the “Company”), is an independent oil and natural gas company focused on the acquisition, development, exploration, and production of oil and natural gas properties in the Permian Basin. The Permian Basin is located in west Texas and southeastern New Mexico and is characterized by high oil and liquids-rich natural gas content, multiple vertical and horizontal target horizons, extensive production histories, long-lived reserves and historically high drilling success rates. The Company’s properties are in the Grayburg-Jackson Field in Eddy County, New Mexico, which is a sub-area of the Permian Basin. The Company focuses exclusively on vertical development drilling.

The Company is a limited liability company and is not subject to federal and state income taxes. However, it must file informational tax returns and all taxable income or loss flows through to the owners in their individual tax returns. The Company had no authorized, issued and outstanding units, thus earnings (loss) per unit is not shown for the periods presented.

Plan of Merger

On December 27, 2022, the Company entered into a membership interest purchase agreement (“MIPA”) with HNR Acquisition Corporation (“HNRA”). Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA, the Company will sell, assign, and convey to HRNA, and HNRA will purchase and accept from the Company, 100% of the outstanding membership interests of the Company.

The base purchase price for the Company’s interest will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to the Company’s owners and (b) 2,000,000 shares of HNRA’s common stock, par value $0.0001, valued at $10.00 per share (the “Share Consideration”); provided, that, at closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of HNRA. The cash and shared will be issued to the Company’s owners in proportion to their ownership of the Company. The base purchase price is subject to adjustment in accordance with the MIPA.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Information

The accompanying unaudited condensed consolidated interim financial statements are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) and in the opinion of management, all necessary adjustments, which are of normal recurring nature, have been made for a fair presentation of the results of the interim periods. These accompanying unaudited condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial reporting.

The condensed consolidated balance sheet as of December 31, 2022 included herein was derived from the audited consolidated financial statements as of that date. The accompanying condensed consolidated financial statements and related notes should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2022. Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full year.

Comprehensive Income (Loss)

The Company did not have any other comprehensive income or loss for the three months ended March 31, 2023 and 2022. Accordingly, net income (loss) and comprehensive income (loss) are the same for the periods presented.

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Summary of Significant Accounting Policies

There have been no significant changes, other than those disclosed within these interim condensed consolidated financial statements, to the Company’s significant accounting policies in Note 2. “Summary of Significant Accounting Policies,” of the notes to the consolidated financial statements for the year ended December 31, 2022 included in the HNRA Form S-4 Registration Statement under the Securities Act of 1933 filed with the SEC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. The Company periodically evaluates its estimates and adjust prospectively, if necessary.

These estimates are based on information available as of the date of the financial statements; therefore, actual results could differ materially from management’s estimates using different assumptions or under different conditions. Future production may vary materially from estimated oil and natural gas proved reserves. Actual future prices may vary significantly from price assumptions used for determining proved reserves and for financial reporting.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (‘‘ASU 2016-13’’), which changes the impairment model for most financial assets. The ASU introduces a new credit loss methodology, Current Expected Credit Losses (CECL), which requires earlier recognition of credit losses, while also providing additional transparency about credit risk. Since its original issuance in 2016, the FASB has issued several updates to the original ASU. The CECL framework utilizes a lifetime “expected credit loss” measurement objective for the recognition of credit losses for loans, held-to-maturity securities and other receivables at the time the financial asset is originated or acquired. The expected credit losses are adjusted each period for changes in expected lifetime credit losses. The methodology replaces the multiple existing impairment methods, which generally require that a loss be incurred before it is recognized. On January 1, 2023, the Company adopted the guidance prospectively. The adoption of this standard did not have a material impact on the Company’s condensed consolidated financial statements.

NOTE 3. DERIVATIVES

Derivative Activities

The Company is exposed to volatility in market prices and basis differentials for natural gas, oil and natural gas liquids (“NGLs”), which impacts the predictability of its cash flows related to the sale of those commodities. These risks are managed by the Company’s use of certain derivative financial instruments. The company has historically used crude diff swaps, fixed price swaps, and costless collars. As of March 31, 2023, the Company’s derivative financial instruments consisted of costless collars, which are described below:

Costless Collars

Arrangements that contain a fixed floor price (“purchased put option”) and a fixed ceiling price (“sold call option”) based on an index price which, in aggregate, have no net cost. At the contract settlement date, (1) if the index price is higher than the ceiling price, the Company pays the counterparty the difference between the index price and ceiling price, (2) if the index price is between the floor and ceiling prices, no payments are due from either party, and (3) if the index price is below the floor price, the Company will receive the difference between the floor price and the index price.

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 3. DERIVATIVES (cont.)

Additionally, the Company will occasionally purchase an additional call option at a higher strike price than the aforementioned fixed ceiling price. Often this is accomplished in conjunction with the costless collar at no additional cost. If an additional call option is utilized, at the contract settlement date, (1) if the index price is higher than the sold call strike price but lower than the purchased option strike price, then the Company pays the difference between the index price and the sold call strike price, (2) if the index price is higher than the purchased call price, then the company pays the difference between the purchased call option and the sold call option, and the company receives payment of the difference between the index price and the purchased option strike price, (3) if the index price is between the purchased put strike price and the sold call strike price, no payments are due from either party, (4) if the index price is below the floor price, the Company will receive the difference between the floor price and the index price.

The following table sets forth the derivative volumes by year as of March 31, 2023:

Period	Price Collars
	Volume (Bbls/month)	Weighted average floor price ($/Bbl)	Weighted average ceiling price ($/Bbl)	Weighted average sold call ($/Bbl)
Q2-Q4 2023	20,000	$64.58	$99.26	$73.52

Derivative assets and liabilities

As of March 31, 2023, the Company is conducting derivative activities with one counterparty, which is secured by the lender in the Company’s bank credit facility. The Company believes the counterparty has acceptable credit risk, and the credit worthiness of the counterparty is subject to periodic review. The assets and liabilities are netted given that all positions are held by a single counterparty and subject to a master netting arrangement. The combined fair value of derivatives included in the accompanying condensed consolidated balance sheets as of March 31, 2023 and December 31, 2022 is summarized below.

	As of March 31, 2023
	Gross fair value	Amounts netted	Net fair value
Commodity derivatives:
Short-term derivative asset	$710,330	$710,330	—
Long-term derivative asset	—	—	—
Short-term derivative liability	(1,317,660)	710,330	(607,330)
Long-term derivative liability	—	—	—
Total derivative liability			$(607,330)
	As of December 31, 2022
	Gross fair value	Amounts netted	Net fair value
Commodity derivatives:
Short-term derivative asset	$1,596,361	$1,596,361	$—
Long-term derivative asset	—	—	—
Short-term derivative liability	(2,787,715)	1,596,361	(1,191,354)
Long-term derivative liability	—	—	—
Total derivative liability			$(1,191,354)

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 3. DERIVATIVES (cont.)

The effects of the Company’s derivatives on the condensed consolidated statements of operations for the three months ended March 31, 2023 and 2022 are summarized below:

	For the three months ended March 31,
	2023	2022
Total gain (loss) on unsettled derivatives	$584,024	$(309,278)
Total gain (loss) on settled derivatives	(166,990)	(2,822,400)
Total gain (loss) on derivatives	$417,034	$(3,131,678)

NOTE 4. FAIR VALUE MEASUREMENTS

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date. The Company’s assets and liabilities that are measured at fair value at each reporting date are classified according to a hierarchy that prioritizes inputs and assumptions underlying the valuation techniques. This fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs and consists of three broad levels:

•        Level 1 — Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date.

•        Level 2 — Observable market-based inputs or unobservable inputs that are corroborated by market data. These are inputs other than quoted prices in active markets included in Level 1 that are either directly or indirectly observable as of the reporting date.

•        Level 3 — Unobservable inputs that are not corroborated by market data and may be used with internally developed methodologies that result in management’s best estimate of fair value.

As of March 31, 2023 and December 31, 2022, the Company had no material assets or liabilities measured at fair value on a recurring basis other than certain derivative instruments discussed below.

Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are as follows:

Derivatives

The Company’s commodity price derivatives primarily represent crude oil collar contracts (some with long calls), fixed price swap contracts and differential swap contracts. The asset and liability measurements for the Company’s commodity price derivative contracts are determined using Level 2 inputs. The asset and liability values attributable to the Company’s commodity price derivatives were determined based on inputs that include, but not limited to, the contractual price of the underlying position, current market prices, crude oil forward curves, discount rates, and volatility factors. The Company had a net derivative liability of $607,330 and $1,191,354 as of March 31, 2023 and December 31, 2022, respectively, which are presented in short and long-term derivative instrument liabilities on the balance sheet.

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 4. FAIR VALUE MEASUREMENTS (cont.)

Nonrecurring Basis

The carrying value of the Company’s financial instruments, consisting of cash, accounts receivable, accounts payable and accrued expenses, approximates their fair value due to the short maturity of such instruments. Financial instruments also consist of debt for which fair value approximates carrying values as the debt bears interest at fixed or variable rates which are reflective of current rates otherwise available to the Company. The Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

NOTE 5. LEASES

The Company currently has operating leases associated with contracts for office space and their vehicle fleet. The Company’s leases have remaining lease terms ranging from approximately four months to two years. The vehicle leases are renewed on a month-to-month basis. The tables below, which present the components of lease costs and supplemental balance sheet information are presented on a gross basis. Other joint owners in the properties operated by the Company generally pay for their working interest share of costs associated with the vehicle leases.

The components of lease expense are presented as follows:

	For the three months ended March 31,
	2023	2022
Operating lease cost	$20,554	$51,824
Variable lease cost	882	2,042
Total lease costs	$21,436	$53,866

For the three months ended March 31, 2023 and 2022, $8,741 and $23,994, respectively, of the operating lease costs are recorded as lease operating expenses and $12,695 and $29,872, respectively, are recorded as general and administrative in the consolidated statements of operations. Variable lease costs for the periods presented are recorded entirely to General and administrative in the consolidated statements of operations.

The table below presents the weighted average remaining lease terms and weighted average discounts rates for the Company’s leases as of the period presented:

	As of March 31,
	2023	2022
Weighted average remaining lease terms (in years)
Operating leases	0.60	0.51

Weighted average discount rate
Operating leases	3.40%	3.34%

NOTE 6. DEBT

Revolving Credit Facility

On June 25, 2019, the Company entered into a credit agreement (the “Credit Agreement”) with a banking institution for a revolving credit facility (the “Revolver”) that provided for a maximum facility amount of $50,000,000 and a letter of credit sublimit not to exceed ten percent of the available borrowing base. The Revolver is secured by substantially all the Company’s assets and has a maturity date of June 25, 2024, as extended most recently by the sixth amendment to the Credit Agreement in December 2022. The borrowing base is redetermined the first day of May and November of each year. Borrowings under the Revolver bear interest at a rate equal to either the Base Rate (as defined in the Credit Agreement) plus a margin or the Secured Overnight Financing Rate (“SOFR”plus a margin.

POGO RESOURCES, LLC
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
March 31, 2023 and 2022

NOTE 6. DEBT (cont.)

Any unused portion of the available borrowing base is charged an annual interest rate of 0.375% on the average daily unused amount. Interest payments are payable quarterly in arrears until maturity, at which time all unpaid principal and accrued interest are due.

Through March 31, 2023, the Company entered into amendments one through six to the Credit Agreement. Amongst other things, the amendments primarily updated the borrowing base (both increases and decreases) in accordance with the redetermined dates and/or extended the maturity date of the borrowing base. As of March 31, 2023, the borrowing base of the Revolver was $28,500,000. As of December 31, 2022, the borrowing base of the Revolver was $30,000,000.

As of March 31, 2023, the Company had $26,750,000 of outstanding borrowings under the Revolver and $702,600 of letters of credit outstanding, resulting in $1,047,400 of committed borrowing capacity available under the Revolver. As of December 31, 2022, the Company had $26,750,000 of outstanding borrowings under the Revolver and $702,600 of letters of credit outstanding, resulting in $2,547,400 of committed borrowing capacity available under the Revolver.

For the three months ended March 31, 2023 and 2022, the annualized weighted average interest rate was 7.82% and 3.19%, respectively. Interest expense for the three months ended March 31, 2023 and 2022 was $315,092 and $163,130, respectively.

Covenants

The Credit Agreement requires the Company meet specific financial covenants on a quarterly basis until the time the outstanding balances are fully repaid, which are: i) a current ratio greater than or equal to 1.0 and, ii) a debt to earnings before interest, tax, depreciation, amortization, and intangible drilling costs, non-recurring workover expenses, oil and gas exploration expense including dry hole and plugging and abandonment expense, and other consolidated non-cash losses or gains (“EBITDAX”) ratio less than 3.5. The Company was in compliance with these covenants for all periods presented.

NOTE 7. RELATED PARTY TRANSACTIONS

The Company’s members, executive committee, and management (collectively the “Policy Makers”) control other entities with which the Company transacts business. Consequently, the Policy Makers are in a position to influence the financial position and operating results of the Company and other entities that are under their control.

In December of 2022, the Company entered into a related party promissory note receivable agreement with an entity controlled by owners of the Company in an amount of $4,000,000. The loan bears interest at a rate equal to that of the rate that the Company pays to borrow funds for its own account plus 0.5%. Accrued interest and principal are due at maturity on December 31, 2024. No other transactions with related parties that require disclosure occurred during the three months ended March 31, 2023.

For the three months ended March 31, 2022, the Company did not have any transactions with related parties that required disclosure.

NOTE 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events through June 16, 2023, the date these financial statements were available to be issued.

Borrowing Base Review and Waiver Letter

On June 2, 2023, the Company signed an agreement with a banking institution that reviewed the borrowing base of the existing debt Revolver. As of the date of the signed letter, the borrowing base was set at $27,000,000. The letter also provided a waiver of hedge transaction requirements.

Annex A

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG

CIC POGO LP,

DENCO RESOURCES, LLC,

4400 HOLDINGS, LLC,

POGO RESOURCES MANAGEMENT, LLC,

HNR ACQUISITION CORP.,

AND

HNRAC SPONSORS LLC (solely with respect to Section 7.20)

December 27, 2022

Annex A-i

Annex A-ii

Annex A-iii

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”), dated as of December 27, 2022 (the “Execution Date”) is made by and among CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), HNR Acquisition Corp., a Delaware corporation (“Buyer” or the “SPAC”), and, solely with respect to Section 7.20, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”). Seller and Buyer may hereafter be referred to each as a “Party” and together as the “Parties.”

RECITALS:

WHEREAS, Seller owns one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (the “Company”);

WHEREAS, Seller desires to sell, and Buyer desires to purchase, all of Seller’s right, title and interest in and to the Target Interests for the consideration and on the terms in this Agreement;

WHEREAS, the boards of directors or managers, as applicable of the Buyer and the Company have each (a) determined that this Agreement and the Transactions are in the best interests of their respective companies, and (b) approved this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein;

WHEREAS, the board of directors of SPAC has unanimously (a) determined that this Agreement and the Transactions are advisable, fair to, and in the best interests of, SPAC and its stockholders (the “SPAC Stockholders”), (b) adopted a resolution approving this Agreement and declaring its advisability and approving this Agreement and the other Transactions, and (c) recommended the approval and adoption of this Agreement and the other Transactions to its stockholders, including that the SPAC Stockholders not accept the Redemption Offer;

WHEREAS, SPAC, the Sponsor, certain holders of SPAC Common Stock and SPAC Warrants (the “SPAC Anchor Investors”), Seller and the Company, concurrently with the execution and delivery of this Agreement, are entering into that certain SPAC Transaction Support Agreement, dated as of the date hereof (the “SPAC Stockholder Support Agreement”), pursuant to which the Sponsor, SPAC and the SPAC Anchor Investors have agreed to take certain actions to support the Transactions;

WHEREAS, at Closing, Buyer, and each Seller will enter into a registration rights agreement in the form attached hereto as Exhibit RRA (the “Registration Rights Agreement”); and

WHEREAS, at Closing, Buyer and each Seller will enter into an escrow agreement in a form to be mutually agreed by the Parties (the “Escrow Agreement”); and

WHEREAS, for United States federal income tax purposes, this Agreement and the Transactions contemplated hereby are intended to be treated as a taxable sale by the Sellers of the Target Interests and an acquisition by Buyer of an undivided interest in all of the assets of the Company (as described in Revenue Ruling 99-6, 1999-1 C.B. 432, Situation 2).

WHEREAS, as a condition to the consummation of the transactions contemplated hereby and in accordance with the terms hereof, Buyer shall provide an opportunity to its stockholders to have their offering shares redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement and Buyer’s Organizational Documents in conjunction with obtaining the Buyer Stockholder Approval (collectively with the other transactions, authorization and approvals set forth in the Proxy Statement, the “Redemption Offer”);

Annex A-1

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, representations, warranties, covenants, conditions, and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
Definitions; Construction

Section 1.1 Definitions. The terms defined below shall have the meaning set forth therein for all purposes under this Agreement.

“Accounting Arbitrator” has the meaning set forth in Section 9.5(b).

“Actual Knowledge” has the meaning set forth in Section 5.1(a).

“Adjusted Purchase Price” has the meaning set forth in Section 2.2.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly, Controlling, Controlled by, or under common Control with, such Person, through one or more intermediaries or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Allocated Value” means, with respect to a Property, the portion of the Base Purchase Price allocated by Buyer to such Property as set forth in Exhibit A.

“Allocation” has the meaning set forth in Section 7.13(g).

“Assets” means all of the assets owned by the Company.

“Asset Taxes” means ad valorem, property, excise, severance, production, sales, real estate, use, personal property and similar Taxes (including any interest, fine, penalty or additions to tax imposed by Governmental Bodies in connection with such taxes) based upon the operation or ownership of the Assets, the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

“Base Purchase Price” has the meaning set forth in Section 2.2.

“Books and Records” has the meaning set forth in Section 9.4.

“Business Day” means a day other than a day on which banks in the State of New York or Dallas, Texas are authorized or obligated to be closed.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Board” has the meaning set forth in Section 6.12.

“Buyer Board Recommendation” has the meaning set forth in Section 7.15(c).

“Buyer Common Stock” means shares of common stock of the Buyer, par value $0.0001 per share.

“Buyer Contracts” has the meaning set forth in Section 6.11.

“Buyer Indemnitees” means, individually and in any combination, Buyer and its Affiliates and any of their joint venturers, partners, co-owners, co-lessors, or co-lessees, and the respective officers, directors, agents, servants, employees, contractors, subcontractors, licensees, and invitees of any tier of each, as well as the heirs, representatives, successors, or assigns of any of the foregoing.

“Buyer SEC Documents” has the meaning set forth in Section 6.10(a).

“Buyer Stockholder Approval” has the meaning set forth in Section 6.12.

“Cash Consideration” has the meaning set forth in Section 2.2.

“Cash Equivalents” means cash equivalents, including marketable securities, checks and bank deposits.

Annex A-2

“Cash Facility” means one or more debt or equity (including a private investment in a public entity transaction, or “PIPE”) financing arrangements from third parties, institutional banks and/or investors to be utilized by Buyer for use as (i) working capital, or (ii) an additional source of capital to fund the Purchase Price.

“Casualty Properties” has the meaning set forth in Section 3.5.

“Change in Recommendation” has the meaning set forth in Section 7.15(c).

“Claim Notice” has the meaning set forth in Section 11.3(b).

“Closing” has the meaning set forth in Section 9.1.

“Closing Date” has the meaning set forth in Section 9.1.

“Closing Payment” has the meaning set forth in Section 9.5(a).

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company” has the meaning set forth in the Recitals.

“Company Group” means, collectively, the Company and each of its Subsidiaries.

“Company Operated Properties” means any Property that is operated by Company Group.

“Competing Transaction” has the meaning set forth in Section 7.15(c).

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated September 12, 2022, by and between the Company and Buyer.

“Contracts” means all contracts, agreements, and instruments by which the Properties are bound, or to which the Properties are subject, but in each case only to the extent applicable to the Properties, including operating agreements, unitization, pooling, and communitization agreements, declarations and orders, pre-pooling agreements, joint venture agreements, farmin and farmout agreements, exploration agreements, area of mutual interest agreements, participation agreements, exchange agreements, transportation or gathering agreements, agreements for the sale and purchase of Hydrocarbons and processing agreements, but excluding master service agreements and the instruments constituting the Leases and Surface Rights.

“Consent Requirement” has the meaning set forth in Section 3.4(a).

“Control” and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“COPAS Standards” means standards promulgated by the Council of Petroleum Accountants Society, as consistently applied by Seller in accordance with its past practices.

“Creditors’ Rights” has the meaning set forth in Section 5.4.

“Cure Period” has the meaning set forth in Section 3.3(c).

“Defensible Title” has the meaning set forth in Section 3.2(a).

“Effective Time” has the meaning set forth in Section 2.1.

“Employee Benefit Plan” of any Person means any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any written personnel policy, equity option, restricted equity, equity purchase plan, other equity or equity-based compensation plan or arrangement, phantom equity or appreciation rights plan or arrangement, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or

Annex A-3

other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement and any other plan, agreement, arrangement, program, practice or understanding.

“Environmental Laws” means any and all applicable Laws pertaining to prevention of pollution or protection of the environment (including (a) any natural resource restoration and natural resource damages or (b) the presence, generation, use, storage, treatment, disposal or release of Hazardous Materials into the indoor or outdoor environment or the arrangement of any such activities) or to human health or safety to the extent such human health or safety relates to exposure to Hazardous Materials, in effect as of the Execution Date.

“Environmental Liabilities” means any and Losses incurred or imposed (i) pursuant to any order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment, or similar act (including settlements) by any Governmental Body to the extent arising out of any violation of, or remedial obligation under, any Environmental Law which is attributable to the ownership or operation of the Assets, or (ii) pursuant to any claim or cause of action by a Governmental Body or other Person for personal injury, property damage, damage to natural resources (including to soil, air, surface water, or groundwater), remediation, or remediation costs, in each case to the extent arising out of any violation of, or any remediation obligation under, any Environmental Law and attributable to the ownership or operation of the Assets.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“Escrow Agent” means Continental Stock Transfer & Trust Company, LLC.

“Escrow Agreement” has the meaning set forth in the Recitals.

“Escrowed Share Consideration” has the meaning set forth in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” has the meaning set forth in the Recitals.

“Final Settlement Statement” has the meaning set forth in Section 9.5(b).

“Financial Statements” has the meaning set forth in Section 5.19.

“Fraud” means, with respect to any Seller or the Company Group, any actual and intentional fraud and misrepresentation with respect to the making of the representations and warranties Seller and/or the Company Group set forth in Article V; provided, that such actual and intentional fraud and misrepresentation of each Seller and/or Company Group shall only be deemed to exist if Kirk Pogoloff had Actual Knowledge (as opposed to imputed or constructive knowledge) that the representations and warranties made by any Seller and/or Company Group were actually inaccurate or otherwise breached when made, with the express intention that Buyer rely thereon to Buyer’s detriment. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, constructive fraud, or any torts based on negligence or recklessness.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Body” means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

“Hazardous Materials” means any (a) chemical, product, substance, waste, pollutant or contaminant, including those that are defined or listed as hazardous or toxic or that are otherwise regulated under any applicable Law; (b) asbestos containing materials, whether in a friable or non-friable condition, lead-containing material, polychlorinated biphenyls, NORM or radon; and (c) Hydrocarbons.

“Hedge Contracts” any forward, futures, swap, collar, put, call, floor, cap, option or other similar contract (excluding, for the avoidance of doubt, any physically settled contract, including index, fixed price or physical basis transactions) to which the Company is a party that is intended to benefit from or reduce or eliminate the risk of fluctuations in the price of commodities, including any Hydrocarbons or other commodities, currencies, interest rates and indices, and any financial transmission rights and auction revenue rights.

Annex A-4

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Hydrocarbons” means crude oil, natural gas, condensate, drip gas and natural gas liquids, coalbed gas, ethane, propane, iso-butane, nor-butane, gasoline, scrubber liquids and other liquids or gaseous hydrocarbons or other substances (including minerals or gases) or any combination thereof, produced or associated therewith.

“Imbalances” means any over-production, under-production, over-delivery, under-delivery or similar imbalance of Hydrocarbons produced from or allocated to a Property, regardless of whether such imbalance arises at the platform, wellhead, pipeline, gathering system, transportation system, processing plant or other location.

“Income Taxes” means any U.S. federal, state or local or foreign income Tax or Tax based on profits (including any capital gains and net worth Taxes), net profits, margin, or similar measure.

“Indemnified Party” has the meaning set forth in Section 11.3(a).

“Indemnifying Party” has the meaning set forth in Section 11.3(a).

“Indemnified Personnel” has the meaning set forth in Section 7.10.

“Individual Defect Threshold” has the meaning set forth in Section 3.3(g).

“Interest” means, with respect to any Person: (a) capital stock, membership interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest of such Person; (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing; and (c) any right (contingent or otherwise) to acquire any of the foregoing.

“Intervening Event” has the meaning set forth in Section 7.15(c)

“Intervening Event Notice” has the meaning set forth in Section 7.15(c).

“IRS” means the United States Internal Revenue Service.

“Known Preferential Rights and Consents” has the meaning set forth in Section 3.4.

“LACT” has the meaning set forth in Section 2.3(a).

“Lands” means all rights and interests in the lands and depths covered by the Leases or Units.

“Law” means any law, rule, regulation, ordinance, code, judgment, decree, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Body, including common law.

“Leases” means all (i) oil and gas leases, (ii) subleases and other leasehold interests, (iii) operating rights interests, (iv) equitable or beneficial titles to working interests under Contracts, (v) overriding royalty interests, and (vi) other properties and interests, in each case to the extent described or identified in Exhibit A, insofar as they cover and include the lands and depths described or referenced in Exhibit A or lands and depths covered by the Units, together with any and all other right, title, and interest in and to the leasehold estates created thereby, in all cases subject to the limitations and restrictions set forth in Exhibit A and terms, conditions, covenants, and obligations set forth therein or in the instruments from which they are derived.

“Letter Agreement” has the meaning set forth in Section 6.17.

“Loss” means all losses, costs, liabilities, obligations, expenses, Taxes, fines, penalties, interest, payments, charges, indebtedness for borrowed money, expenditures, claims, awards, settlements, judgments, damages, reasonable and documented out-of-pocket attorneys’ fees and reasonable and documented out-of-pocket expenses of investigating, defending and prosecuting litigation, including liabilities, costs, losses and damages for personal injury, illness or death or property damage, loss or destruction.

“Material Adverse Effect” means, when used with respect to any Person, any occurrence, condition, change, event or effect that (a) has had, is or is reasonably likely to result in, a material adverse effect on the financial condition, assets, business or results of operations of such Person and its Subsidiaries, taken as a whole,

Annex A-5

or (b) prevents or materially delays or impairs the ability of such Person (and its Affiliates, if applicable) to consummate the transactions contemplated by this Agreement; provided, however, that in no event shall any of the following constitute a Material Adverse Effect pursuant to clause (a): (i) any occurrence, condition, change, event or effect resulting from or relating to (A) changes in general economic or financial market conditions or (B) the coronavirus (COVID-19) pandemic or the related responses of Governmental Bodies with respect thereto; (ii) any occurrence, condition, change (including changes in applicable Law), event or effect that affects the oil and gas exploration and production industry generally (including changes in commodity prices, general market prices and regulatory changes affecting such industry generally); (iii) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any natural disasters and acts of terrorism (but not any such event resulting in any damage or destruction to or loss of such Person’s physical properties to the extent such change or effect would otherwise constitute a Material Adverse Effect); (iv) any failure to meet internal estimates, projections or forecasts (it being understood that the underlying cause of any such failure, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur); (v) any occurrence, condition, change, event or effect resulting from or relating to the announcement or pendency of the transactions contemplated by this Agreement; (vi) any change in GAAP, or in the interpretation thereof, as imposed upon such Person or their respective businesses or any change in applicable Law, or in the interpretation thereof; (vii) natural declines in well performance; and (viii) any reclassification or recalculation of reserves in the ordinary course of business.

“Material Contracts” has the meaning set forth in Section 5.13.

“Minimum Cash Amount” means an amount equal to the sum of all amounts in or from (a) the Trust Account (after giving effect to the exercise of the Redemption Rights and the payments related thereto), and (b) the Cash Facility; provided that the Minimum Cash Amount shall be no less than $85,000,000 and shall not exceed $100,000,000.

“Net Revenue Interest” means, with respect to any Property, the interest in and to all Hydrocarbons produced, saved, and sold from or allocated thereto after satisfaction of all burdens.

“Non-Recourse Party” has the meaning set forth in Section 12.13.

“Notice Period” has the meaning set forth in Section 7.15(c).

“NORM” means naturally occurring radioactive material.

“NYSE American” has the meaning set forth in Section 6.10(c).

“Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement thereof, and (d) with respect to any other Person, the organizational, constituent or governing documents or instruments of such Person.

“Outside Date” has the meaning set forth in Section 10.1(b).

“Parties” has the meaning set forth in the preamble to this Agreement.

“Permitted Encumbrances” has the meaning set forth in Section 3.2(b).

“Person” means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Body, association or unincorporated organization or any other form of business or professional entity.

“Pre-Effective Time Tax Period” has the meaning set forth in Section 7.13(a)(1).

“Proceeding” means any suit, proceeding or governmental investigation.

“Promissory Note” means a promissory note issued by Buyer and payable to Seller in an amount equal to the lesser of (i) the difference between $100,000,000 and the Minimum Cash Amount and (ii) $15,000,000 in the form attached hereto as Exhibit B providing for a maturity date that will be six (6) months from the Closing Date,

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bearing an interest rate equal to the greater of 12% per annum and the highest interest rate applicable to the Cash Facilities, and with no penalty for prepayment; provided, that if the Promissory Note is not repaid in full on or prior to its stated maturity date, Buyer shall owe interest from and after default equal to the lesser of 18% per annum and the highest amount permissible under Law, compounded monthly. For the avoidance of doubt, the Promissory Note shall be subordinated to the Cash Facilities.

“Properties” means all right, title, interest, estate, privileges, and obligations, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, of Company Group in and to the Leases, Lands, Wells, and Units, and “Property” means all such right, title, interest, estate, privileges, and obligations with respect to any single unit of the Leases, Lands, Wells, or Units.

“Property Costs” means all operating expenses (including costs of insurance, rentals, title examination and title curative actions (excluding any title examination or curative costs paid or incurred in connection with any Title Defects asserted or expected to be asserted pursuant to this Agreement and capital expenditures (including costs of drilling and completing wells, and costs of acquiring equipment) incurred in the ownership and operation of the Assets in the ordinary course of business, but excluding (without limitation) liabilities, losses, costs, expenses, and damages attributable to: (i) claims, investigations, administrative proceedings, arbitration or litigation directly or indirectly arising out of or resulting from actual or claimed personal injury, illness or death; property damage; environmental damage or contamination; other torts; private rights of action given under any Law; or violation of any Law; (ii) obligations to plug and/or abandon wells and pipelines, dismantle, decommission, restoring or remove facilities; (iii) obligations to remediate any contamination of groundwater, surface water, soil, sediments, or equipment; (iv) title examination or curative costs paid or incurred in connection with any Title Defects asserted pursuant to this Agreement and environmental claims; (v) obligations to pay royalties (including overriding royalties and other burdens on production of Hydrocarbons) as well as claims of improper calculation or payment of same; (vi) lease maintenance costs, bonuses, broker fees, and other property acquisition costs; (v) gas balancing and other production balancing obligations; (vi) casualty losses; (vii) Taxes; (viii) overhead costs and general and administrative expenses of Seller or its Affiliates and (ix) any claims for indemnification, contribution, or reimbursement from any Third Party with respect to liabilities, losses, costs, and expenses of the type described in preceding clauses (i) through (ix), whether such claims are made pursuant to contract or otherwise.

“Proposed Closing Settlement Statement” has the meaning set forth in Section 9.5(b).

“Prospectus” has the meaning set forth in Section 7.16.

“Proxy Financial Statements” has the meaning set forth in Section 7.17.

“Proxy Statement” has the meaning set forth in Section 7.15(a).

“Redemption Offer” has the meaning set forth in the Recitals.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Review Period” has the meaning set forth in Section 9.5(b).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Indemnitees” means, individually and in any combination, Seller and its Affiliates and any of their joint venturers, partners, co-owners, co-lessors, or co-lessees, and the respective officers, directors, agents, servants, employees, contractors, subcontractors, licensees, and invitees of any tier of each, as well as the heirs, representatives, successors, or assigns of any of the foregoing.

“Share Consideration” has the meaning set forth in Section 2.2.

“SPAC” has the meaning set forth in the preamble.

“SPAC Anchor Investors” has the meaning set forth in the preamble.

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“SPAC Extension” has the meaning set forth in Section 10.1(e)(1).

“SPAC Stockholders” has the meaning set forth in the preamble.

“SPAC Stockholder Support Agreement” has the meaning set forth in the preamble.

“Special Meeting” has the meaning set forth in Section 7.15(b).

“Special Warranty” has the meaning set forth in Section 5.25.

“Specified Liabilities” has the meaning set forth in Section 11.2(a).

“Sponsor” has the meaning set forth in the preamble.

“Straddle Period” means any taxable period beginning before and ending after the Effective Time.

“Subject Formation” means, with respect to a Property, any formation or formations from which the Property is producing Hydrocarbons as of the Execution Date.

“Subsidiary” of any Person shall mean (a) any corporation more than 50% of whose shares of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or indirectly through one or more subsidiaries of such Person and (b) any partnership, association, joint venture, or other entity in which such Person directly or indirectly through one or more subsidiaries of such Person has more than a 50% equity interest.

“Superior Offer” has the meaning set forth in Section 7.15(c).

“Super 8-K Financial Statements” has the meaning set forth in Section 7.17.

“Surface Rights” means all permits, licenses, allowances, water rights, registrations, consents, orders, approvals, variances, authorizations, servitudes, easements, rights-of-way, surface leases, other surface interests, and surface rights, to the extent appurtenant to or used primarily in connection with the ownership and operation of the Properties or the production, gathering, treatment, processing, storing, sale, or disposal of Hydrocarbons or produced water from the Properties.

“Tail Insurance” has the meaning set forth in Section 7.10(b).

“Target Interests” has the meaning set forth in the Recitals.

“Tax Returns” means any return, report, statement, information return, claim for refund or other document filed or required to be filed with any Governmental Body in connection with the determination, assessment, collection or administration of any Taxes or the administration of any Laws relating to any Taxes, including any schedule or attachment thereto, any related or supporting information and any amendment thereof.

“Taxes” means all federal, state, local and foreign income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), windfall profits, customs, duties or other taxes of any kind whatsoever, together with all interest, penalties and additions to tax, imposed by any Governmental Body.

“Termination Date” has the meaning set forth in Section 11.1.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Third Party Claim” means any claim for indemnification based upon a claim by a Third Party against an Indemnified Party

“Title Arbitrator” has the meaning set forth in Section 3.3(f).

“Title Benefit” has the meaning set forth in Section 3.2(e).

“Title Benefit Amount” has the meaning set forth in Section 3.2(f).

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“Title Benefit Notice” has the meaning set forth in Section 3.3(b).

“Title Benefit Property” has the meaning set forth in Section 3.2(e).

“Title Claim Date” has the meaning Section 3.3(a).

“Title Defect” has the meaning set forth in Section 3.2(c).

“Title Defect Amount” has the meaning set forth in Section 3.2(d).

“Title Defect Deductible” has the meaning set forth in Section 3.3(g).

“Title Defect Notice” has the meaning set forth in Section 3.3(a).

“Title Defect Property” has the meaning set forth in Section 3.2(c).

“Transaction Documents” means each other agreement to be executed and delivered in connection with this Agreement, including the Escrow Agreement, the Registration Rights Agreement and the SPAC Stockholder Support Agreement.

“Transaction Expenses” means (a) all out-of-pocket fees, costs and expenses (including all fees, costs and expenses of outside counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates and all fees, costs and expenses in connection with newly issued equity or debt financing in connection with the Transactions) incurred by Company or Seller or on its behalf in connection with or related to the authorization, preparation, review, negotiation, execution and performance of this Agreement and the other Transaction Documents and consummation of the Transactions, the Proxy Statement/Prospectus, and the solicitation of the SPAC Stockholders, SPAC Rights Holders and Company Shareholders and the preparation of any required filings or notices under applicable Governmental Authorities as required by applicable Law, (b) all bonuses, change-of-control, success, retention or similar payments which vest or become payable to any current or former employees, directors, officers or other service providers of the Company or any Seller as a result of the Transactions (including amounts subject to the satisfaction of an additional condition (e.g., remaining employed for a specified period following the Closing), and the employer share of any payroll, social security, unemployment or other Taxes with respect thereto, (c) any accrued or payable transaction, management, monitoring or similar fees payable to any Affiliate of the Company, (d) the aggregate amount of severance due and payable in connection with any termination of employment prior to the Closing Date of any employee of the Company that is outstanding as of the Closing Date, (e) origination fees, broker or finder fees or commissions, consulting fees payable concerning or related to the Transactions or Credit Facility and (f) the premiums, commissions and other fees paid or payable in connection with obtaining the Tail Insurance.

“Transactions” means all of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Share Consideration.

“Transfer Taxes” has the meaning set forth in Section 7.13(a)(3).

“Trust Account” has the meaning given to such term in the Trust Agreement.

“Trust Agreement” means the Investment Management Trust Agreement, dated effective February 10, 2022, between Buyer and the Trustee.

“Trustee” means Continental Stock Transfer & Trust Company, a New York corporation.

“Underwriters” has the meaning set forth in Section 7.16.

“Units” means all rights, interests, and obligations in, under, or derived from all communitization, unitization, and pooling agreements, declarations, and orders in effect with respect to any of the Leases.

“Wells” means all oil, gas, water, monitoring, carbon dioxide, and injection wells located on the Lands, whether producing, operating, plugged, abandoned, shut-in, or temporarily abandoned, including, without limitation, those set forth in Exhibit A.

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“Working Interest” means, with respect to any Property, the interest that is burdened with or subject to the obligation to bear or pay costs and expenses of maintenance, development, and operations on or in connection therewith.

Section 1.2 Construction.

(a) All Article, Section, Subsection, Schedule, Appendix, and Exhibit headings and references used in this Agreement are to Articles, Sections, Subsections, Schedules, Appendices, and Exhibits to this Agreement unless otherwise specified. The Exhibits, Appendices, and Schedules attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall in any way affect the meaning or interpretation of this Agreement. Unless the context requires otherwise: (i) all words used in this Agreement in the singular number shall extend to and include the plural, and all words in the plural number shall extend to and include the singular; (ii) words importing the masculine gender shall include the feminine and neutral genders and vice versa; (iii) the words “includes” or “including” require inclusion without limitation; (iv) the words “hereof,” “hereby,” “herein,” “hereunder,” and similar terms refer to this Agreement as a whole and not any particular Section or Article in which such words appear; (v) reference to a Person includes such Person’s successors and permitted assigns; (vi) reference to a Law encompass any amendment thereof or any successor thereto, together with any rules and regulations promulgated thereunder; and (vii) references to dollars and the symbol “$” mean United States Dollars. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and whenever an action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

(b) Each of the Parties has had substantial input into the drafting and preparation of this Agreement and has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions.

Article II
Purchase and Sale Transaction

Section 2.1 Purchase and Sale. Upon and subject to the terms, provisions, and conditions set forth in this Agreement, at Closing, Seller shall sell, assign, and convey to Buyer, and Buyer shall purchase and accept from Seller, effective as of the Effective Time, the Target Interests. As used herein, the “Effective Time” means 12:01 a.m. on the first day of the calendar month that is four (4) months prior to the calendar month of the Closing Date.

Section 2.2 Purchase Price. The purchase price (the “Base Purchase Price”) for the Target Interests shall be cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that a portion of the Cash Consideration not to exceed $15,000,000 may be payable through the Promissory Note to Seller to the extent the Minimum Cash Amount is less than $100,000,000 and 2,000,000 shares of Buyer Common Stock valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) shall be placed in escrow with the Escrow Agent for the benefit of Buyer pursuant to the Escrow Agreement and the indemnity provisions herein. The Base Purchase Price is subject to adjustment in accordance with Section 2.3. The Base Purchase Price, as adjusted in accordance with Section 2.3, is hereafter referred to as the “Adjusted Purchase Price.” The number of shares of Buyer Common Stock constituting the Share Consideration and Escrowed Share Consideration shall be proportionately adjusted to reflect any stock split, combination of shares, stock dividend, reorganization, recapitalization or other similar event affecting the Buyer Common Stock occurring after the date of this Agreement and prior to the Closing so as to provide Seller the same economic effect as contemplated by this Agreement prior to such change.

Section 2.3 Purchase Price Adjustment.

(a) Except to the extent accounted for in the adjustments to the Cash Consideration and Share Consideration made under Section 2.3(b), the Base Purchase Price reflects and the Parties agree and covenant that (i) Buyer shall be entitled to the value of all production of Hydrocarbons from or attributable to the Properties from and after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts, and credits earned with respect to the Target Interests at or after the Effective Time, and (ii) Seller shall be entitled to the value of all production of Hydrocarbons from or attributable to the Properties prior to the Effective

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Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts, and credits earned with respect to the Target Interests prior to the Effective Time. “Earned” and “incurred,” as used in this Agreement, shall be interpreted in accordance with GAAP and COPAS Standards. For purposes of allocating production (and accounts receivable with respect thereto), under this Section 2.3(a), (A) liquid Hydrocarbons shall be deemed to be “from or attributable to” the Leases, Units, and Wells when they pass through the pipeline connecting into the storage facilities into which they are transported from the lands covered by the applicable Lease, Unit, or Well, or if there are no storage facilities, when they pass through the lease automatic custody transfer (“LACT”) meter or similar meter at the entry point into the pipelines through which they are transported from such lands, and (B) gaseous Hydrocarbons shall be deemed to be “from or attributable to” the Leases, Units, and Wells when they pass through the delivery point sales meters, custody transfer meters, or other gas flow or volume meters at the entry point into the pipelines through which they are transported from such lands. Seller shall utilize reasonable interpolative procedures to arrive at an allocation of production when exact meter readings (including gas production meters or sales meters) or gauging and strapping data is not available.

(b) The Base Purchase Price shall be decreased by the following amounts, without duplication:

(1) the aggregate amount of the proceeds received and retained by Seller (i.e., if distributed out of the Company) that are earned from the sale of Hydrocarbons (net of any royalties, overriding royalties, or other burdens on or payable out of production, gathering, processing, and transportation costs not reimbursed to Seller by the purchaser of production) produced from or attributable to the Properties from and after the Effective Time;

(2) the aggregate amount of all Property Costs which are attributable to the Properties during the period prior to the Effective Time and that (x) have been paid or economically borne by the Company or any of its Subsidiaries from and after the Effective Time, or (y) have been paid or economically borne by Buyer, regardless of whether before, at, or after the Effective Time;

(3) the amount, if any, of Imbalances owing by the Company or any of its Subsidiaries as of the Effective Time, multiplied by $5.75 per MMBtu or, to the extent that the applicable Contracts provide for cash balancing, the actual cash balance amount determined to be owed by the Company or any of its Subsidiaries as of the Effective Time;

(4) in accordance with Section 3.4 or Section 7.7, the Allocated Value of those Properties (i) with respect to which preferential purchase rights have been exercised prior to Closing, or (ii) that are affected by unsatisfied and unwaived Consent Requirement;

(5) subject to Section 3.3(g), the applicable Title Defect Amount as a result of Title Defects for which the Title Defect Amount has been finally determined or agreed pursuant to Section 3.3 (or, for purposes of the Closing Payment, pursuant to Seller’s good faith estimate), and by the Allocated Value (or applicable portion thereof) of any Title Defect Property conveyed to a Seller-designated Affiliate pursuant to Section 3.3(d)(1)(B);

(6) the Allocated Values (or the applicable portion thereof) of any Properties excluded by Seller pursuant to Section 3.5;

(7) the amount of all Taxes allocable to Seller pursuant to Section 7.13(a)(1) and Section 7.13(a)(2) but paid or economically borne by Buyer; and

(8) any other amount provided elsewhere in this Agreement as a decrease to the Base Purchase Price or otherwise agreed upon in writing by the Parties.

(c) The Base Purchase Price shall be increased by the following amounts, without duplication:

(1) the aggregate amount of the proceeds, to the extent not received and retained by Seller (i.e., to the extent such amounts are left in the Company and not distributed to Seller), that are earned from the sale of Hydrocarbons (net of any royalties, overriding royalties, or other burdens on or payable out of production, gathering, processing, and transportation costs not reimbursed to Seller by the purchaser of production) produced from or attributable to the Properties prior to the Effective Time;

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(2) the aggregate value, to the extent not received and retained by Seller, of Hydrocarbons produced from or attributable to the Properties that are in storage in tanks or pipelines above the load line or pipeline connection, as applicable, as of the Effective Time (which value shall be computed using the applicable contract price for the month immediately prior to the Closing Date), less any applicable production, severance, sales or excise Taxes (to the extent not taken into account as a reduction under Section 2.3(b)(8), overriding royalties, royalties, and similar burdens on or payable out of production;

(3) the amount of all Property Costs and other costs attributable to the ownership of the Target Interests, including prepaid costs and deposits, that are incurred from and after the Effective Time and that (x) have been paid or economically borne by the Company or any of its Subsidiaries prior to the Effective Time or (y) have been paid or economically borne by Seller, whether before, at, or after the Effective Time;

(4) the amount of $150,000 for each calendar month which transpires in full after the Effective Date until but not including the month in which Closing occurs;

(5) the amount, if any, of Imbalances in favor of the Company or any of its Subsidiaries as of the Effective Time, multiplied by $5.75 per MMBtu or, to the extent that the applicable Contracts provide for cash balancing, the actual cash balance amount determined to be due to the Company or any of its Subsidiaries as of the Effective Time;

(6) the applicable Title Benefit Amount as a result of Title Benefits for which the Title Benefit Amount has been finally determined or agreed pursuant to Section 3.3;

(7) the amount of all cash and Cash equivalents contributed to the Company or any of its Subsidiaries after the Effective Time, but before Closing, by or on behalf of Seller excluding revenue of Seller as a source of the cash or Cash equivalents.

(8) the amount of all Taxes allocable to Buyer pursuant to Section 7.13(a)(1) and Section 7.13(a)(2) but paid or economically borne by Seller; and

(9) any other amount provided elsewhere in this Agreement as an increase to the Base Purchase Price or otherwise agreed upon in writing by the Parties.

(d) All adjustments to the Base Purchase Price pursuant to this Section 2.3 shall be made pro rata to the Cash Consideration and Share Consideration based on the relative percentage of each as compared to the Base Purchase Price (i.e., 83.33% to the Cash Consideration and 16.67% to the Share Consideration).

(e) Notwithstanding the foregoing, Seller shall have no further entitlement to amounts earned from the sale of Hydrocarbons produced from or attributable to the Properties and no further responsibility for Property Costs and other costs attributable to the ownership of the Target Interests incurred with respect to the Properties following the final determination and payment of the Adjusted Purchase Price in accordance with Section 2.2 and Section 2.3.

(f) Without limitation of the foregoing, from the Execution Date through the Closing, the Company shall use reasonable efforts to maintain normalized levels of working capital (i.e., current assets minus current liabilities, calculated in accordance with the prior practice of the Company), consistent with past practice and to provide for, as of the Closing Date, a positive working capital balance of at least $2,000,000; provided, that the maintenance of such level of working capital shall in no event result in a reduction of the Purchase Price or otherwise impact the aggregate amount of proceeds received by Seller in connection with the transactions contemplated by this Agreement.

Article III
Title Matters

Section 3.1 Exclusive Remedies. The provisions of this Article III, together with the Special Warranty, to the fullest extent permitted by Law, shall furnish the exclusive rights and remedies of Buyer with respect to title to the Properties. EXCEPT AS PROVIDED IN THIS ARTICLE III AND IN THE SPECIAL WARRANTY OR IN THE CASE OF ACTUAL FRAUD, FOR WHICH SELLER SHALL REMAIN LIABLE, BUYER, ON BEHALF OF ITSELF AND THE OTHER BUYER INDEMNITEES, RELEASES, REMISES, AND

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FOREVER DISCHARGES SELLER INDEMNITEES FROM ANY AND ALL LOSSES WHICH BUYER OR ANY BUYER INDEMNITEE MIGHT NOW OR SUBSEQUENTLY HAVE BASED ON, RELATING TO, OR ARISING OUT OF ANY TITLE DEFECT OR ANY DEFECT, IRREGULARITY, LIEN, ENCUMBRANCE, COVENANT, OBLIGATION, OR OTHER ISSUE, MATTER, OR DEFICIENCY AFFECTING TITLE TO ANY PROPERTY.

Section 3.2 Certain Definitions.

(a) Defensible Title. With respect to the each of the Properties, “Defensible Title” means title of the Company or any of its Subsidiaries, as applicable that, as of the Effective Time and the Closing Date, is deducible of public record, is free and clear of liens and encumbrances, and, subject to and except for Permitted Encumbrances, meets the following conditions:

(1) causes the Company Group to hold a Working Interest that is not greater than that set forth in Exhibit A for the Property, except to the extent that any excess Working Interest is accompanied by a proportionate increase in Net Revenue Interest;

(2) entitles the Company Group to not less than the corresponding Net Revenue Interest as set forth in Exhibit A for the Property; and

(3) causes the Property to be in full force and effect and as of the Effective Time (which, in the case of an oil, gas, and/or mineral lease, means that the lease shall not have terminated in full or in part).

(b) Permitted Encumbrances. “Permitted Encumbrances” means:

(1) with respect to a Property, burdens, to the extent their net cumulative effect does not reduce the Company Group’s Net Revenue Interest below the corresponding Net Revenue Interest in Exhibit A;

(2) the terms, provisions, and legal effect of all Leases (including “Pugh” clauses or similar severance provisions that cause or have caused portions of Leases to be terminated), assignments and conveyances in the chain of title to the Leases, Surface Rights, and Contracts to the extent that they do not, individually or in the aggregate: (i) reduce the Company’s Net Revenue Interest below that shown in Exhibit A or increase the Company Group’s Working Interest above that shown in Exhibit A without a corresponding increase in the Net Revenue Interest, or (ii) materially interfere with the ownership and operation of the Properties as currently owned and operated;

(3) with respect to a Property, any matter to the extent that it affects, pertains to, or relates to any depth, horizon, stratum, or formation other than the Subject Formation for such Property;

(4) any matter set forth, identified, or referenced in Exhibit A.

(5) subject to compliance with Sections 3.4, Third Party consent requirements and preferential rights to purchase involving the Properties;

(6) Third Party rights of consent other than Consent Requirements, together with Consent Requirements and similar restrictions with respect to which waivers or consents are obtained by Seller from the appropriate Persons on or prior to the Closing Date (or, with respect to Consent Requirements which Seller has elected to cure under Section 3.4(a), on or prior to the end of the Cure Period) or the appropriate time period for asserting the right has expired or with respect to which waiver or consent need no longer be obtained for the transfer to be valid;

(7) all rights to consent, required notices to, filings with, or other actions by Governmental Bodies in connection with the change in control of ownership of the Properties if they are not required prior to thereto or are of a type customarily obtained after closing;

(8) any easements, rights-of-way, servitudes, permits, surface leases, and other rights relating to surface use in, on, under, upon, or across the Properties or otherwise affecting the Properties, including, without limitation, those for streets, alleys, highways, pipelines, telephone lines, power lines, railways, wind turbines, pipelines, stock tanks, water wells, injection wells, canals, ditches, reservoirs, grazing, hunting, and lodging, to the extent they do not materially interfere with the operation of the Properties;

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(9) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar or inchoate liens or charges arising under Leases, Surface Rights, Contracts, or Law for amounts not yet delinquent (including any amounts being withheld as provided by Law), or if delinquent, being contested in good faith by appropriate actions as described in Schedule 3.2(b)(9);

(10) any lien, security interest, or encumbrance affecting the Properties that is discharged by Seller;

(11) liens for Taxes or assessments not yet due and delinquent;

(12) any and all mortgages, outstanding deeds of trust, liens, or other encumbrances that are to be released at Closing;

(13) any Title Defects of other matters waived by Buyer;

(14) any encumbrance on or affecting a Property which is expressly assumed, bonded, or paid by Buyer at or prior to Closing or which is discharged by Seller at or prior to Closing;

(15) rights of reassignment normally arising upon final intention to abandon or release all or any part of the Properties;

(16) Any Imbalances and any calls on Hydrocarbon production under existing Contracts as described and set forth in Schedule 5.15;

(17) rights reserved to or vested in any Governmental Body to control or regulate any of the Properties in any manner, and all generally applicable laws, including rules and orders relating to pooling, spacing, density, proration, development of the Properties, and zoning and planning ordinances and regulations of any municipality or political subdivision;

(18) any prior breaches of maintenance of uniform interest provisions in an operating agreement or similar agreement if waived by the parties having the right to enforce such provision or if the violation of such provision would not by its terms unwind or void the sale of the affected Properties hereunder;

(19) restrictions or limitations (including drilling and operating limitations) imposed on the Properties by reason of the rights of cotenants, surface, or subsurface owners, or operators in a common property (including the rights of gravel, coal, timber, utility owners, licensees, and/or lessees);

(20) any liens, charges, encumbrances, defects, irregularities, or other matters in the ordinary course of business consisting of minor defects and irregularities in title or other restrictions (whether created by, arising out of, or relating to Leases, Surface Rights, Contracts, or otherwise) that are of a nature customarily accepted by prudent purchasers of properties for the production of Hydrocarbons and do not, individually or in the aggregate, reduce the Company’s Net Revenue Interest below that shown in Exhibit A or increase the Company Group’s Working Interest above that shown in Exhibit A without a corresponding increase in Net Revenue Interest, in each case as to the applicable Subject Formation for a Property;

(21) any liens, charges, encumbrances, defects, irregularities, or other matters which affect a Property from which Hydrocarbons have been and are being produced (or to which production of Hydrocarbons is allocable) for the last three (3) years and for which no claim related to title has been made in writing by any Person during such three (3) year period;

(22) the failure of an assignment or conveyance in the chain of title to a portion of the Properties to specifically describe such portion of the Properties where the assignment or conveyance contains blanket granting language that encompasses such portion of the Properties;

(23) any lien, security interest, or encumbrance granted by the lessor or affecting the lessor’s interest in a Lease;

(24) defects based on or relating to: (i) a lack of information in Seller’s or the Company Group’s files or references to a document if such document is not in Seller’s or the Company Group’s files; (ii) lack of corporate or other authorization or agency, unless Buyer provides affirmative evidence that the action was not authorized and results in another Person’s superior claim of title to the relevant Property; (iii) the failure to recite

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marital status in a document, or omissions of successions of heirship or estate Proceedings, unless Buyer provides affirmative evidence that such failure or omission could reasonably be expected to result in another Person’s superior claim of title to the relevant Property; (iv) a missing link in the chain of title, unless such missing link is affirmatively shown to exist after a review of the available public and county or parish records and the records of the Company Group, by an abstract of title, title opinion, or landman’s title chain; (v) lack of survey, unless a survey is expressly required by applicable Law;

(25) the absence of a recorded vesting instrument relating to non-consent, carried, before-payout, or after-payout interests or the failure to hold record title to any Leases earned or purchased by the Company Group pursuant to the terms of any farmout, earnout, participation agreement, or other Contract, in each case where the applicable counterparty has not yet delivered the corresponding assignment but is otherwise required to do so;

(26) defects based upon (i) the failure to record any federal or state Leases or rights-of-way included in the Properties or any assignments of interests in such Leases or rights-of-way in any applicable records, unless such failure resulted in a Third Party having a superior claim of title, (ii) the failure to hold record title under state or federal Leases where the Company Group holds operating rights thereunder; and (iii) any title discrepancy between state or federal and county records, it being understood that the omission of a Property in an assignment or transfer recorded in the county records shall not be a Title Defect where the assignment or transfer is evidenced by an instrument filed in state or federal records, and vice versa;

(27) matters disclosed in this Agreement, including in any Schedule, Appendix, or Exhibit; and

(28) defects or issues that have been cured by applicable Laws of limitation or prescription or applicable marketable title Law.

(c) Title Defect and Title Defect Property. “Title Defect” means any matter, other than a Permitted Encumbrance, that causes title to a Property to fail to qualify as Defensible Title. “Title Defect Property” means any Property affected by a Title Defect.

(d) Title Defect Amount. “Title Defect Amount” means the amount by which the value of a Title Defect Property is reduced by a Title Defect. Notwithstanding anything to the contrary herein, Title Defect Amount shall be calculated without duplication. Title Defect Amounts shall be determined as follows:

(1) If the Title Defect is an indebtedness secured by a lien or encumbrance on or against a Title Defect Property that may be discharged in full by the satisfaction of the indebtedness, the Title Defect Amount shall be the total amount required to discharge the indebtedness.

(2) If the Title Defect is a shortage of Net Revenue Interest below that set forth in Exhibit A, the Title Defect Amount shall be the product of (i) the Allocated Value of the Title Defect Property multiplied by (ii) a fraction, the numerator of which is the positive difference between the Net Revenue Interest for the Title Defect Property set forth on Exhibit A and the actual Net Revenue Interest for the Title Defect Property, and the denominator of which is the Net Revenue Interest for the Title Defect Property on Exhibit A.

(3) If the Title Defect is an excess of Working Interest above that set forth in Exhibit A, without a proportionate increase in Net Revenue Interest, the Title Defect Amount shall be the product of (i) the Allocated Value of the Title Defect Property multiplied by (ii) a fraction, the numerator of which is the positive difference between the Working Interest for the Title Defect Property set forth on Exhibit A and the actual Working Interest for the Title Defect Property, and the denominator of which is the Working Interest for the Title Defect Property on Exhibit A.

(4) If the Title Defect is a matter that does not fall into subsections (1), (2) or (3) above, the Title Defect Amount shall be determined by taking into account all relevant factors, including: (i) the Allocated Value of the affected Title Defect Property; (ii) if the Title Defect represents only a possibility of title failure, the probability that such failure will occur; (iii) the economic effect of the Title Defect over the life of the Title Defect Property; and (iv) the values placed upon the Title Defect by Buyer and Seller.

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(e) Title Benefit and Title Benefit Property. “Title Benefit” shall mean any right, circumstance, or condition that operates to increase the Net Revenue Interest of the Company Group in any Property above that shown in Exhibit A to the extent not accompanied by a greater than proportionate increase in the Company Group’s Working Interest therein. “Title Benefit Property” means any Property affected by a Title Benefit.

(f) Title Benefit Amount. “Title Benefit Amount” means, for a Title Benefit that represents a discrepancy between the Net Revenue Interest for the Title Benefit Property and the Net Revenue Interest stated in Exhibit A, and if the such increase is accompanied by not more than a proportionate increase in the Company Group’s Working Interest therein, the product of the Allocated Value of the Title Benefit Property multiplied by a fraction, the numerator of which is the actual amount of the increase in Net Revenue Interest over that stated in Exhibit A and the denominator of which is the Net Revenue Interest stated in Exhibit A.

Section 3.3 Title Procedures.

(a) Title Defects. To assert a Title Defect, Buyer must deliver a notice to Seller (each a “Title Defect Notice”) on or before the day that is eight (8) Business Days before the Scheduled Closing Date (the “Title Claim Date”), except as otherwise provided under Section 3.4 or Section 3.5; provided, however, that Buyer agrees that it shall furnish to Seller at least once every week, commencing on the seventh (7th) day following the date of this Agreement until the Title Claim Date with a Title Defect Notice for any Title Defects discovered during such one-week period. Each Title Defect Notice shall be in writing and shall include: (i) a description of the alleged Title Defect, including the legal basis therefor; (ii) an identification of the Title Defect Property; (iii) the Allocated Value of each Title Defect Property; (iv) supporting documents reasonably necessary for Seller (as well as any title attorney or examiner hired by Seller) to verify the existence of the alleged Title Defect; and (v) Buyer’s reasonable estimate of the Title Defect Amount supported by the computations and information upon which the estimate is based. Buyer shall be deemed to have waived for all purposes under this Article III all Title Defects that were not included in a Title Defect Notice delivered to Seller on or before the Title Claim Date.

(b) Title Benefits. Seller shall have the right but not the obligation to deliver to Buyer with respect to each Title Benefit a written notice (a “Title Benefit Notice”) asserting such Title Benefit on or before the Title Claim Date. Each Title Benefit Notice shall include: (i) a description of the Title Benefit; (ii) an identification of the Title Benefit Property; (iii) the Allocated Value of the Title Benefit Property; (iv) supporting documents reasonably necessary for Buyer (as well as any title attorney or examiner hired by Buyer) to verify the existence of the alleged Title Benefit(s); and (v) Seller’s estimate of the Title Benefit Amount supported by the computations and information upon which Seller’s estimate is based. Seller shall be deemed to have waived for all purposes hereunder all Title Benefits that were not included in a Title Benefit Notice delivered to Buyer on or before the Title Claim Date.

(c) Cure Right. Seller shall have the right, but not the obligation, upon delivering written notice to Buyer, to attempt at its sole cost, to cure or remove any Title Defects asserted by Buyer on or before the expiration of ninety (90) days after the Title Claim Date (the “Cure Period”), unless the Parties otherwise agree. If Seller has provided notice at least two (2) days prior to the Closing Date of Seller’s intent to attempt to cure a Title Defect within the Cure Period, there shall be no reduction to the Base Purchase Price with respect to the Title Defect for purposes of Closing. If at the end of the Cure Period (i) the Title Defect is not cured as agreed by Seller and Buyer or (ii) if Seller and Buyer cannot agree, and it is determined by the Title Arbitrator that such Title Defect is not cured at the end of the Cure Period, then in either case Seller shall elect one of the options set forth in Section 3.3(d)(1)(A) or 3.3(d)(1)(B) for such Title Defect, in which event the Base Purchase Price adjustment required in connection with the selected option under this Article III shall be made in the Final Settlement Statement. If Seller has elected the option under Section 3.3(d)(1)(A) and at the end of the Cure Period the Title Defect is cured as agreed by Seller and Buyer, or if Seller and Buyer cannot agree and it is determined by the Title Arbitrator that such Title Defect is cured as of the end of the Cure Period, then, within five (5) Business Days thereafter, Seller shall cause the Seller-designated Affiliate to reassign to Buyer the Title Defect Property with respect to which Title Defects were cured. No action of Seller in electing or attempting to cure a Title Defect shall constitute a waiver of Seller’s right to dispute the existence, nature or value of, or cost to cure the Title Defect.

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(d) Remedies for Title Defects.

(1) In the event that (i) any Title Defect asserted by Buyer in accordance with Section 3.3(a) is not waived by Buyer and (ii) Seller has not provided notice to Buyer at least two (2) days prior to the Closing Date of Seller’s intent to attempt to cure the Title Defect or Seller has provided such notice but the Title Defect is not cured before the expiration of the Cure Period, then Seller shall, at its sole election:

(A)         reduce the Base Purchase Price by the Title Defect Amount;

(B)         cause the Company Group to convey the Title Defect Property (or affected portion thereof) to a Seller-designated Affiliate, in which event the Share Consideration shall be reduced by an amount equal to the Allocated Value of such Title Defect Property (proportionately reduced to the extent the Title Defect Property is only partially affected); or

(C)         if applicable, terminate this Agreement pursuant to Article X.

(2) In the event Seller elects to cause Company Group to convey a Title Defect Property to a Seller-designated Affiliate and revenue has regularly been paid to Company Group with respect thereto without written complaint for a period in excess of three (3) years, then Buyer agrees, except as required by Law:

(A)         not to take any action to interfere with such revenue stream to the Seller-designated Affiliate and its successors and assigns (including by causing such interest to be put in suspense); and

(B)         to the extent that Buyer becomes payor of such revenue, to pay the Seller-designated Affiliate such revenue upon receipt of a reasonable indemnity agreement from Seller.

(3) If a Title Defect affects only a portion of a Title Defect Property, Seller shall have the right to exercise the options set forth in this Section 3.3(d) as to the entire Title Defect Property or only the affected portion of such Title Defect Property.

(e) Remedies for Title Benefits. In the event that any Title Benefit asserted by Seller in accordance with Section 3.3(b) is not waived by Seller, then to the extent Buyer and Seller agree with respect to the Title Benefit and the Title Benefit Amount, the Base Purchase Price shall be increased by the Title Benefit Amount, provided that if the Parties do not so agree on or before the Closing Date, the disagreement shall be submitted to arbitration in accordance with Section 3.3(f).

(f) Title Arbitration.

(1) With respect to Title Defect Notices and Title Benefit Notices provided and received on or before the Title Claim Date, Seller and Buyer shall attempt to agree on all Title Defects, Title Benefits, Title Defect Amounts, and Title Benefit Amounts on or before the Closing Date, subject to Seller’s rights under Section 3.3(d) and Section 3.3(e). If Seller and Buyer are unable to agree by that date, then subject to Section 3.3(c) and Seller’s rights under Section 3.3(d) and Section 3.3(e), Seller’s good-faith estimate shall be used for purposes of calculating the Closing Payment pursuant to Section 9.5(a), and the Title Defects, Title Benefits, Title Defect Amounts, and Title Benefit Amounts in dispute shall be exclusively and finally resolved by arbitration pursuant to this Section 3.3(f). Likewise, if Seller has provided notice at least two (2) days prior to the Closing Date of Seller’s intent to attempt to cure a Title Defect, and, by the end of the Cure Period, Seller and Buyer have been unable to agree upon whether such Title Defect has been cured or Seller has failed to cure any Title Defects for which Seller provided notice that Seller would attempt to cure and Seller and Buyer have been unable to agree on the Title Defect Amounts for such Title Defects, then the cure and/or Title Defect Amounts shall be exclusively and finally resolved by arbitration pursuant to this Section 3.3(f).

(2) There shall be a single arbitrator (the “Title Arbitrator”), who shall be a title attorney with at least ten (10) years of experience in oil and gas titles in the jurisdiction in which the majority of the Subject Properties are located as selected by mutual agreement of Seller and Buyer within fifteen (15) days after the end of the Cure Period (or such other time as mutually agreed). Absent agreement on the selection of the arbitrator, the arbitrator shall be selected by the Dallas, Texas, office of the American Arbitration Association. The Title Arbitrator shall not have worked as an employee or outside counsel for any Party or Affiliate of a Party during the five (5) year period preceding the arbitration or have any financial interest in the dispute. The arbitration Proceeding shall be held

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in Dallas, Texas, and shall be conducted in English and in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section 3.3(f). The Title Arbitrator’s determination shall be made within twenty (20) days after submission of the matters in dispute and shall be final and binding upon the Parties, without right of appeal. In making his or her determination, the Title Arbitrator shall be bound by the rules set forth in this Section 3.3 and may consider such other matters as in the opinion of the Title Arbitrator are necessary or helpful to make a proper determination. Additionally, the Title Arbitrator may consult with and engage disinterested Third Parties in advising the arbitrator, including petroleum engineers. The Title Arbitrator shall act as an expert for the limited purpose of determining the specific disputed Title Defects, Title Benefits, Title Defect Amounts, and Title Benefit Amounts, as applicable, submitted by any Party and may not award damages, interest, or penalties to any Party with respect to any matter. Each Party shall bear its own legal fees and other costs of presenting its case and shall bear one-half of the costs and expenses of the Title Arbitrator. Within five (5) Business Days after the Title Arbitrator has made a determination, Seller at its option may, notwithstanding such determination, elect the option set forth in Section 3.3(d)(1)(B) with respect to any Title Defect Property subject to such determination, and the Parties shall account to one another under Section 2.3 accordingly.

(g) Notwithstanding anything herein to the contrary, (i) in no event shall there be any adjustments to the Base Purchase Price or other remedies provided by Seller for any individual Title Defect for which the Title Defect Amount does not exceed $100,000 (the “Individual Defect Threshold”); and (ii) in no event shall there be any adjustments to the Base Purchase Price or other remedies for Title Defects unless the aggregate of all Title Defect Amounts for Title Defects covered by Section 3.3(d)(1) that exceed the Individual Defect Threshold (minus the amount of any Title Benefit Amounts), exceeds a deductible in an amount equal to three percent (3%) of the Base Purchase Price (the “Title Defect Deductible”), after which point Buyer shall be entitled to adjustments to the Base Purchase Price or other available remedies under this Article III with respect to all Title Defects in excess of the Title Defect Deductible, subject to the Individual Defect Threshold and Seller’s elections under Section 3.3(d). The provisions of this Section 3.3(g) shall not apply to Title Defects relating to right of consent and preferential rights to purchase, which shall be handled or treated under Section 3.4 and Section 7.7. The Allocated Value of any Property conveyed by to a Seller-designated Affiliate in accordance with Section 3.3(d) may not be used in meeting the Title Defect Deductible.

Section 3.4 Consents and Preferential Rights to Purchase. Company shall use commercially reasonable efforts to promptly prepare and send (i) notices to the Third Party holders last known to Company at the address last known to Company (excluding Governmental Bodies, which are addressed elsewhere in this Agreement) of any right of consent to change of control of the owner of a Property requesting applicable consents, and (ii) notices to the holders last known to Company at the address last known to Company of any applicable preferential right to purchase arising from a change in control of the ownership of a Property requesting waivers of such preferential right to purchase, in each case that would be triggered by the purchase and sale contemplated by this Agreement, and of which Seller has knowledge (such rights of consents and preferential rights, “Known Preferential Rights and Consents”), as set forth on Schedule 5.17. The consideration payable under this Agreement for any particular Properties for purposes of preferential purchase right notices shall be the Allocated Value for such Properties (proportionately reduced if a Property is only partially affected). Buyer shall cooperate with Seller in seeking to satisfy or obtain waivers of, as applicable, such Known Preferential Rights and Consents. Notwithstanding anything contained herein to the contrary, Seller shall have no liability for failure to either send notices for, or to satisfy and/or obtain waivers of, Known Preferential Rights and Consents.

(a) Consents. Company shall notify Buyer prior to Closing of all Known Preferential Rights and Consents that have not been waived or granted, as applicable, or that have been exercised in the case of preferential rights to purchase, and the Properties to which they pertain. If, with respect to a Property, the purchase and sale of the Target Interests contemplated hereunder without the waiver or granting of such consent will automatically result in a termination of the owner’s existing rights in relation to the Property (such right of consent, a “Consent Requirement”; provided that any right of consent that by its terms may not be unreasonably withheld shall not be considered a Consent Requirement), and the Third Party consent is not obtained on or prior to the Closing Date, Buyer may elect to treat the unsatisfied Consent Requirement as a Title Defect by giving Seller notice thereof in accordance with Section 3.3(a), except that such notice may be given on or prior to the Closing Date. In such event, the Base Purchase Price shall be reduced by the Title Defect Amount in accordance with Section 3.3(d)(1)(A), provided that the Title Defect Amount for such Property may not be used in meeting the Title Defect Deductible, and

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provided further that Seller shall retain the right to cure the failure to obtain such consent during the Cure Period, and if the consent is waived or obtained prior to the end of the Cure Period, Buyer shall account to Seller for the Title Defect Amount.

(b) Exercised Preferential Rights to Purchase. If any preferential right to purchase any Property that would be triggered by the purchase and sale of the Target Interests contemplated by this Agreement is exercised prior to Closing, such Property transferred to the exercising Third Party as a result of the exercise of such preferential right shall be excluded from the Properties for all purposes hereunder, and the Base Purchase Price shall be reduced under Section 2.3(b) by the Allocated Value for such Property (proportionately reduced if the preferential right affects only a portion of such Property). Seller shall retain the consideration paid by the Third Party pursuant to the exercise of such preferential right; provided, however, the adjustment made under this Section 3.4(b) for such Property may not be used in meeting the Title Defect Deductible. If any preferential right to purchase any Property is not exercised and does not expire prior to Closing, then the terms of Section 7.7 shall apply to such right.

Section 3.5 Casualty or Condemnation Loss. If, after the Execution Date but prior to the Closing Date, any portion of the Properties is destroyed by fire or other casualty or is taken in condemnation or under right of eminent domain (such portion of the Properties, the “Casualty Properties”), and the Loss as a result of such individual casualty or taking exceeds $100,000, Seller, with respect to each Casualty Property, shall elect by written notice to Buyer prior to Closing either: (i) to cause the Casualty Property to be repaired or restored to at least its condition prior to the applicable casualty, at Seller’s sole cost (without an adjustment to the Base Purchase Price pursuant to Section 2.3 or otherwise), as promptly as reasonably practicable (which work may extend after the Closing Date); or (ii) to convey the Casualty Property to a Seller-designated Affiliate and reduce the Base Purchase Price by the Allocated Value of the Casualty Property (and Seller’s election under clause (ii) shall not be considered a Title Defect and the reduction of the Base Purchase Price therefore shall not be used in meeting the Title Defect Deductible). In either case, Seller or its designated Affiliate) shall be entitled to (and, if applicable, shall be assigned from the Company and shall be subrogated to) all right, title, and interest in and to all rights of insurance and other claims against Third Parties that arise from or by their terms cover the applicable casualty or taking, including all proceeds which may arise thereunder.

Article IV
Environmental Matters

Section 4.1 Inspection. It is understood and agreed by the Seller that Buyer will have the opportunity, prior to the Closing Date, to examine the Properties and perform all desired inspections and diligence relating to the Properties, including their condition and their compliance with Environmental Laws. The unadjusted Base Purchase Price reflects the value of the Properties in their “as-is” condition.

Section 4.2 NORM. Buyer acknowledges the following:

(a) The Properties have been used for exploration, development, production, processing and/or gathering of Hydrocarbons and there may be Hydrocarbons, produced water, wastes, or other materials located upon, in, and under the Properties or associated with the Properties.

(b) Equipment and sites located upon, used in connection with, associated with, or included in the Properties may contain asbestos, Hazardous Materials, or NORM.

(c) NORM may affix or attach itself to the inside of Wells, materials, and equipment as scale, or in other forms.

(d) The Wells, materials, and equipment located upon, used in connection with, associated with, or included in the Properties may contain NORM and other wastes or Hazardous Materials.

(e) NORM containing material and other wastes or Hazardous Materials may have come in contact with the soil of or associated with the Properties.

(f) Special procedures may be required for the remediation, removal, transportation, or disposal of soil, wastes, asbestos, Hazardous Materials, and NORM from the Properties.

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NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, EXCEPT AS SET FORTH IN SECTION 5.15, SELLER DOES NOT MAKE, SELLER EXPRESSLY DISCLAIMS, AND BUYER HEREBY WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRESENCE OR ABSENCE OF ASBESTOS OR NORM IN OR ON THE PROPERTIES IN QUANTITIES TYPICAL FOR OILFIELD OPERATIONS IN THE AREAS WHERE THE PROPERTIES ARE LOCATED. BUYER SHALL HAVE INSPECTED AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO INSPECT THE PROPERTIES FOR ALL PURPOSES, AND SHALL BE DEEMED TO HAVE SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING CONDITIONS SPECIFICALLY RELATING TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS MATERIALS, SOLID WASTES, ASBESTOS, OTHER MAN-MADE FIBERS, AND NORM. BUYER IS RELYING SOLELY UPON THE TERMS OF THIS AGREEMENT AND ITS OWN INSPECTION OF THE PROPERTIES.

Section 4.3 Limitations. Without limitation of Buyer’s rights under Section 11.2 with respect to any of the representations or warranties set forth in Article V, Buyer shall be deemed to have waived and released, and covenants that it shall waive and release, any and all claims for Losses related to conditions in, on, or under the Properties that cause the Property or the Company Group to be in violation of Environmental Laws and other defects or damages related to Environmental Liabilities or the environmental condition of the Assets. Except as expressly provided in Section 11.2, Buyer (on behalf of itself, each of the other Buyer Indemnitees, and their respective insurers and successors in interest) hereby releases and discharges and agrees to indemnify, defend, and hold harmless Seller Indemnitees from and against any and all Environmental Liabilities and any and all Losses with respect to any matter or circumstance relating to Environmental Laws, the release of materials into the environment, or protection of the environment or health, EVEN IF SUCH ENVIRONMENTAL LIABILITIES OR LOSSES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR OTHER LEGAL FAULT OF SELLER INDEMNITEES EXCEPT FOR FRAUD, FOR WHICH SELLER SHALL REMAIN LIABLE. Except as set forth in Article V, Buyer acknowledges that Seller has not made and will not make any representation or warranty regarding any matter or circumstance relating to Environmental Laws, the release of materials into the environment, or protection of the environment or health, and that nothing in this Agreement or otherwise shall be construed as such a representation or warranty. Notwithstanding anything to the contrary, this Article IV shall not limit Buyer’s rights to seek and obtain indemnification for Losses on the terms set forth in Article XI.

Article V
Representations and Warranties of Seller

Section 5.1 Disclaimers.

(a) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS Article V (INCLUDING IN THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN), IN THE CERTIFICATES OF SELLER TO BE DELIVERED AT CLOSING, OR IN THE SPECIAL WARRANTY, WITH RESPECT TO THE PROPERTIES AND THE TRANSACTIONS CONTEMPLATED HEREBY: (i) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, STATUTORY, EXPRESS, OR IMPLIED, AND (ii) BUYER HAS NOT RELIED UPON AND SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION MADE OR COMMUNICATED, ORALLY OR IN WRITING, TO ANY PERSON (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY EMPLOYEE, AGENT, OFFICER, DIRECTOR, MEMBER, MANAGER, EQUITY OWNER, CONSULTANT, REPRESENTATIVE, OR ADVISOR OF SELLER, THE COMPANY, OR ANY OF THEIR AFFILIATES).

(b) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS Article V (INCLUDING IN THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN), IN THE CERTIFICATES OF SELLER TO BE DELIVERED AT CLOSING, OR IN THE SPECIAL WARRANTY, SELLER EXPRESSLY DISCLAIMS AND BUYER ACKNOWLEDGES AND AGREES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS, OR IMPLIED, AS TO (i) TITLE TO ANY OF THE PROPERTIES, (ii) THE CONTENTS, CHARACTER, OR NATURE OF

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ANY DESCRIPTIVE MEMORANDUM OR ANY REPORT OF ANY ENGINEER OR CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE PROPERTIES, (iii) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS OR OTHER SUBSTANCES IN OR FROM THE PROPERTIES, (iv) ANY ESTIMATES OF THE VALUE OF THE PROPERTIES OR FUTURE REVENUES GENERATED BY THE PROPERTIES, (v) THE PRODUCTION OF HYDROCARBONS OR OTHER SUBSTANCES FROM THE PROPERTIES, (vi) ANY ESTIMATES OF OPERATING COSTS AND CAPITAL REQUIREMENTS FOR ANY WELL, OPERATION, OR PROJECT, (vii) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE PROPERTIES, (viii) THE CONTENT, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, REPORTS, BROCHURES, CHARTS, OR STATEMENTS PREPARED BY THIRD PARTIES, (ix) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT, TRADEMARK, TRADE DRESS, TRADE SECRET, OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT, (x) THE CALCULATION OF, OR LIABILITY WITH RESPECT TO, ANY TAXES OF THE COMPANY OR THE BUYER OR RELATING TO THE ASSETS, OR THE CORRECTNESS OR PRESENCE OF ANY TAX POSITIONS OR TAX ATTRIBUTES OF THE COMPANY OR RELATING TO THE ASSETS, IN EACH CASE FOR PERIODS OR STRADDLE PERIODS BEGINNING AT OR AFTER THE EFFECTIVE TIME OR (xi) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO BUYER OR ANY PERSON IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO; AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS, OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT. IT IS EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT BUYER, IN PURCHASING THE TARGET INTERESTS, SHALL BE DEEMED TO BE OBTAINING ALL PROPERTY AND EQUIPMENT OWNED BY THE COMPANY IN THEIR PRESENT STATUS, CONDITION, AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

(c) Any representation that is made “to the knowledge of Seller,” “to Seller’s knowledge,” or with other similar qualifier is limited to matters within the Actual Knowledge of Kirk Pogoloff, President and Chief Executive Officer of the Company, without any duty of inquiry. “Actual Knowledge” for purposes of this Agreement means information actually personally known.

(d) Inclusion of a matter on a Schedule to a representation or warranty which addresses matters having a Material Adverse Effect shall not be deemed an indication that such matter does, or may, have a Material Adverse Effect. Matters may be disclosed on a Schedule to this Agreement for purposes of information only. Matters disclosed in each Schedule shall qualify the representation and warranty in which such Schedule is referenced and any other representation and warranty to which the matters disclosed reasonably relate. The fact that any item of information is disclosed in a Schedule to this Agreement shall not constitute an admission that such item is material, that such item has had or would have a Material Adverse Effect, or that the disclosure is required under the terms of this Agreement.

(e) Subject to the foregoing provisions of this Section 5.1 and the other terms and conditions of this Agreement, each Seller represents and warrants to Buyer, as of the Execution Date and the Closing Date, the matters set out in Sections 5.2 through Section 5.25.

Section 5.2 Organization and Qualification. Such Seller, if an entity, is duly organized, validly existing, and in good standing under the laws of the State of Texas and has the power and authority to conduct its business as it is currently being conducted and to own the Target Interests. The Company and each member of the Company Group is duly organized, validly existing, and in good standing under the laws of the State of Texas, has the power to conduct its business as it is currently being conducted, and is duly qualified to do business or own the Properties as a foreign limited liability company or corporation where the Properties are located to the extent required by Law, except where the failure to so qualify would not have a Material Adverse Effect.

Section 5.3 Power. Such Seller has the requisite power to enter into and perform this Agreement and each other Transaction Document to be executed by Seller in connection with the transactions contemplated hereby and to consummate the transactions contemplated hereby.

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Section 5.4 Authorization and Enforceability. The execution, delivery, and performance of this Agreement and each other Transaction Document to be executed by such Seller in connection with the transactions contemplated hereby, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary company action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all other Transaction Documents required hereunder to be executed and delivered by Seller at Closing will be duly executed and delivered by Seller) and this Agreement constitutes, and at Closing such documents will constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as to general principles of equity regardless of whether such enforceability is considered in a Proceeding in equity or at Law (collectively, “Creditors’ Rights”).

Section 5.5 Capitalization.

(a) The authorized membership interests of the Company consist solely of the Target Interests. All outstanding membership interests of the Company are duly authorized and validly issued. Except for the Target Interests, there are no outstanding (i) membership interests or other voting securities of the Company, (ii) securities of the Company or any other Person convertible into or exchangeable or exercisable for membership interests or other voting securities of, or any other interest in, the Company, and (iii) subscriptions, options, warrants, calls, rights (including preemptive rights), equity appreciation, phantom equity, profit participation, redemption rights, commitments, understandings, or agreements to which the Company is a party or by which it is bound obligating the Company to issue, grant, transfer, convey, assign, deliver, sell, purchase, redeem, or acquire membership interests or other voting securities of, or any other interest in, the Company (or securities convertible into or exchangeable or exercisable for membership interests or other voting securities of, or any other interest in, the Company) or obligating the Company to grant, extend, or enter into any such subscription, option, warrant, call, right, commitment, understanding, or agreement. The Target Interests were issues in compliance with applicable Law.

(b) No membership interests of the Company have been reserved for issuance or issued in violation of, and none are subject to, any preemptive rights, purchase or call options, drag-along rights, tag-along rights, subscription rights, rights of first refusal, or other similar rights except as set forth in the Organizational Documents of the Company. At Closing, there will be no member agreement, irrevocable proxies, voting trust, or other agreement or understanding relating to the voting of any membership interests of the Company. There are, and there will be as of Closing, no outstanding stock appreciation, phantom stock, profit participation or similar rights which are obligations of the Company. There are no bonds, debentures, notes, or other indebtedness of the Company having the right to vote or consent (or convertible into, or exchangeable for, securities having the right to vote or consent) on any matters on which holders of membership interests of the Company may vote.

(c) Except as set forth on Schedule 5.5(c), the Company does not own any securities or interests in, or have any investments in, any Person, and the Company does not have any Subsidiaries. There are no obligations, contingent or otherwise, of the Company to provide funds to, make any investment in (in the form of a loan, capital contribution, or otherwise), or provide any guarantee with respect to the obligations of, any Person.

Section 5.6 No Conflicts. The execution, delivery, and performance of this Agreement and the transactions contemplated by this Agreement, will not (i) violate any provision of the Organizational Documents of the Company or any of its Subsidiaries, (ii) result in a material default (with due notice or lapse of time or both) or the creation of any lien or encumbrance, or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of any promissory note, bond, mortgage, indenture, loan, or similar financing instrument to which the Company is a party, (iii) violate any judgment, order, ruling, or decree applicable to the Company as a party in interest, or (iv) violate any Law applicable to the Company, except any matters described in clauses (ii), (iii), or (iv) above which would not have, individually or in the aggregate, a Material Adverse Effect, and in all cases assuming the receipt of all applicable consents required in connection with the consummation of the transactions contemplated by this Agreement.

Section 5.7 Liability for Brokers’ Fees. Except as provided by Section 6.5, no broker, investment banker or other Person is entitled to any brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation in connection with this Agreement or any agreement or the transactions contemplated hereby.

Section 5.8 Bankruptcy. There are no bankruptcy, reorganization, or receivership Proceedings pending, being contemplated by, or, to Seller’s knowledge, threatened in writing against Seller or the Company.

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Section 5.9 No Litigation. Except as disclosed on Schedule 5.9, there are no Proceedings pending against any member of the Company Group for which the Company has received written notice from any Governmental Body or arbitrator or, to Seller’s knowledge, threatened in writing against the Company Group or the Properties, in respect of which there is a reasonable possibility of a determination adverse to the Company and which, if determined adversely, would be or would reasonably be expected to have a Material Adverse Effect.

Section 5.10 Compliance with Law. Except as set forth in Schedule 5.10, to the knowledge of Seller:

(a) all filings and notices relating to the Properties, or the ownership or operation thereof, required to be made by the Company Group with all applicable state and federal agencies have been made by or on behalf of the Company Group;

(b) Each Member of the Company Group and the operation of the Properties are in compliance with all Laws (other than Environmental Laws, which are addressed in Article IV), except for such violations as are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect; and

(c) The Company Group holds all Governmental Body permits necessary for the operation of its business as currently conducted, other than those for which the failure to hold is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

Section 5.11 Taxes. Except as set forth in Schedule 5.11:

(a) All Asset Taxes, and all Taxes imposed on or with respect to the Company Group, that have become due and owing have been timely paid. All Tax withholding and deposit requirements imposed by applicable Tax law with respect to any of the Assets or on or with respect to the Company Group (including with respect to amounts owing to any employee, creditor or third party) have been satisfied in all respects.

(b) All Tax Returns required to be filed with respect to Asset Taxes, and all Tax Returns required to be filed by or with respect to the Company Group, have been timely filed and such Tax Returns are true, correct and complete in all respects.

(c) There is not currently in effect any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any Asset Taxes or any Taxes imposed on or with respect to the Company Group.

(d) There are no administrative or judicial Tax proceedings by any Governmental Body ongoing, pending or threatened in writing with respect to, relating to, or in connection with, any Asset Taxes or Taxes of the Company Group.

(e) No written claim has been made by Governmental Body in a jurisdiction where Tax Returns with respect to the Assets of the Company Group are not filed that the Assets or any member of the Company Group is or may be subject to taxation by that jurisdiction, and to the Knowledge of Seller, no such claim has been threatened.

(f) There is no Tax deficiency outstanding, proposed, or assessed against a member of the Company Group or with respect to the Assets.

(g) Neither any Seller nor any member of the Company Group has entered into or requested or is bound by (i) any closing agreement under applicable Tax law with respect to Asset Taxes or Taxes of the Company Group, (ii) any private letter ruling, technical advice memorandum or similar ruling or memorandum with any Governmental Body with respect to Asset Taxes or Taxes of the Company Group or (iii) any contract or other agreement or arrangement with any Governmental Body with respect to Asset Taxes or Taxes of the Company Group, in each case that requires any Person to take, or refrain from taking, any material action after the Effective Time.

(h) There are no liens for Taxes on the Assets, except for Taxes not yet delinquent.

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(i) To the knowledge of Seller, none of the Assets is subject to any Tax partnership agreement or otherwise treated or required to be treated as a partnership, or as held in an arrangement requiring a partnership income Tax Return to be filed, under Section 761 of the Code or the Treasury Regulations thereunder, other than a partnership income Tax Return required to be filed by the Company.

(j) The Company is, and has since its inception been, properly treated as a partnership for federal Tax purposes within the meaning of Treasury Regulations Sections 301.7701-2 and 301.7701-3. Each member of the Company Group (other than the Company) is, and has since its inception been, properly treated as a disregarded entity for federal Tax purposes within the meaning of Treasury Regulations Sections 301.7701-2 and 301.7701-3.

(k) None of (i) the goodwill, (ii) going concern value, or (iii) other intangible Assets that would not be amortizable prior to the enactment of Section 197 of the Code was held by any related person (within the meaning of Section 197(f)(9)(C) of the Code) to the Company Group on or before August 10, 1993 or could constitute anti-churning property under Section 197(f)(9)(A) of the Code.

(l) No member of the Company Group has participated in a “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2). No member of the Company Group is a party to or bound by any Tax sharing, allocation, indemnification or similar agreement (excluding for this purpose any contract or agreement entered into in the ordinary course of business, the primary subject matter of which does not relate to Taxes). No member of the Company Group is liable for Taxes of any other Person as a result of successor liability, transferee liability, joint or several liability (including pursuant to Treasury Regulations Section 1.1502-6 or any corresponding, similar or analogous provision of state, local, or non U.S. Laws) or contractual liability (other than any contract or agreement entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes).

Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 5.11 are the only representations and warranties of Seller with respect to Taxes.

Section 5.12 Contracts. Schedule 5.12 sets forth the Contracts to which the Company Group is a party or is bound that (i) is material to the business of the Company Group or to the ownership or operation of the Properties, (ii) will be binding upon the Company Group after the Closing Date, (iii) is not terminable, cancellable, or revocable without a penalty upon less than ninety (90) days’ notice, and (iv) is of the type described as follows (“Material Contracts”):

(a) any Contract for the sale, exchange, or other disposition of Hydrocarbons produced from or attributable to the Properties having a term of not less than one year;

(b) any Contract evidencing an obligation with respect to indebtedness for borrowed money for which the Company will be responsible after Closing (including any lien associated therewith);

(c) any Contract (other than confidentiality or similar agreements entered into in the ordinary course of business) that prohibits or materially restricts the Company Group from competing in any jurisdiction, in any business, or with any Person;

(d) any Contract (other than the Leases) that can reasonably be expected to result in aggregate payments by the Company Group of more than $500,000, net to the Company’s interest, during any fiscal year;

(e) any joint-operating agreement, exploration participation agreement, joint-development agreement, area-of-mutual-interest agreement, dedication agreements, farmout agreement, joint-venture agreement; partnership agreement, or similar Contract;

(f) any seismic or data-licensing agreements;

(g) any Contract that would require a member of the Company Group to drill additional wells or conduct other additional material development;

(h) any Contract relating to the acquisition or disposition of any of the Properties;

(i) any indemnification obligation; and

(j) any Hedge Contracts.

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Section 5.13 Enforceability of Material Contracts. Each of the Material Contracts is valid, binding, and enforceable against the Company and, to the knowledge of Seller, each other party thereto, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar Law now or hereinafter in effect relating to Creditors’ Rights generally, general equitable principles, and considerations of public policy. With respect to each Material Contract, there are no defaults or breaches by a member of the Company Group or, to Seller’s knowledge, any other party, that would result in a termination thereof.

Section 5.14 Environmental Matters. Except as disclosed in Schedule 5.14, (i) there are no Proceedings pending, or to the knowledge of Seller or the Company Group, threatened in writing, before any Governmental Body with respect to the Properties alleging material violations of, or material liabilities under, Environmental Laws, or claiming remediation obligations, (ii) neither Seller nor the Company Group has received any notice from any Governmental Body of any alleged or actual material violation or non-compliance with, or material liability under, any Environmental Law or of material non-compliance with the terms or conditions of any environmental permits, arising from, based upon, associated with, or related to the Properties or the ownership or operation thereof by Seller or the Company Group, and (iii) neither Seller nor the Company Group has received written notice from any Person of any release or disposal of any Hazardous Materials concerning the Properties that would reasonably be expected to materially interfere or prevent compliance by Seller or the Company Group, in all material respects, with any Environmental Laws or the terms of any license or permit issued pursuant thereto. This Section 5.14 constitutes Seller’s sole representation and/or warranty regarding the environmental condition of the Assets or the compliance with, or violation of, Environmental Laws regarding the Assets by Seller or the Company.

Section 5.15 Imbalances. Schedule 5.15 sets forth all of the Company Group’s Imbalances and as of the Effective Time arising with respect to the Properties.

Section 5.16 Capital Commitments. Except as set forth on Schedule 5.16, there is no individual outstanding authority for expenditure for any incomplete operation which is binding on the Properties and for which Seller reasonably anticipates that the amount chargeable to the Company after the Effective Time will exceed $200,000.

Section 5.17 Consents and Preferential Rights. Schedule 5.17 lists all Known Preferential Rights and Consents.

Section 5.18 Financial Statements. Schedule 5.18 sets forth the following financial statements of the Company Group: (i) the reviewed but unaudited consolidated statements of assets, liabilities and members’ capital on an income tax basis, as of December 31, 2020, (ii) the audited consolidated statements of assets, liabilities and members’ capital, on an income tax basis, as of December 31, 2021, the audited consolidated statements of revenues and expenses, on an income tax basis, for the year ended December 31, 2021, the audited consolidated statements of cash flows, on an income tax basis, for the year ended December 31, 2021, and (iii) the unaudited balance sheet, on an income tax basis, as of September 30, 2022, statements of operations, on an income tax basis, for the nine-month period ended September 30, 2022, and statements of cash flows, on an income tax basis, for the nine (9) months ended September 30, 2022 (collectively, the “Financial Statements”). The Financial Statements have been prepared on an income tax accrual basis, applied on a consistent basis throughout the period involved, except for the absence of footnotes and that such balance sheet and statements of operations for the period ended September 30, 2022 are subject to normal recurring year-end adjustments. The Financial Statements are based on the Books and Records of the Company and fairly present, in all material respects, the financial condition and the results of operations, and cash flows of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with a basis of accounting the entity uses for federal income tax purposes. Schedule 5.18 also sets forth certain unaudited pro forma financial statements of the Company Group as of December 31, 2021 that reflect certain expected adjustments necessary to revise the Financial Statements as of December 31, 2021 from a tax basis to GAAP (the “Adjusted Financial Statements”). The Adjusted Financial Statements reflect certain expected adjustments to restate as GAAP basis the Financial Statements as of December 31, 2021, as such adjustments have been presented through the date of this Agreement to Marcum LLP, the Company’s present auditor, for such purposes. The Adjusted Financial Statements are unaudited and subject to review and audit by Marcum LLP. Neither the Company nor, to the Company’s knowledge, any director, officer, employee, auditor, accountant or representative of the Company has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company Group that the Company Group has engaged in questionable accounting or auditing practices and (ii) there have been no internal investigations regarding

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accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, the board of directors of the Company or any committee thereof other than in the ordinary course with the accounting or auditing firms engaged on behalf of the Company Group.

Section 5.19 Reserved.

Section 5.20 Undisclosed Liabilities. The Company Group does not have any indebtedness, obligations, or other liabilities, whether accrued, absolute, or contingent, of any nature, except those that (i) are accrued or reserved against in the Financial Statements or reflected in the notes thereto, (ii) were incurred in the ordinary course of business since the respective dates of the Financial Statements, (iii) have been or shall be discharged or paid in full prior to the Closing Date, , or (iv) would not individually or in the aggregate, have a Material Adverse Effect.

Section 5.21 Employees. Schedule 5.21 sets forth a list of all employees of the Company Group as of the Execution Date, along with, for each employee who will be retained by the Company Group following the Closing, information on each employee’s job title, whether the employee is full-time or part-time and exempt or non-exempt (for purposes of overtime classification), and applicable salary and incentive compensation.

Section 5.22 Bank Accounts. Schedule 5.22 lists all bank accounts, safety deposit boxes, and lockboxes (designating each signatory with respect thereto) of the Company Group.

Section 5.23 Officers. Schedule 5.23 lists all officers of the Company and each of its Subsidiaries and all Persons holding any power of attorney on behalf of the Company Group that will remain in effect following the Closing Date unless released prior thereto or requested by Buyer to be released at Closing.

Section 5.24 Special Warranty of Title. As of the Closing, title to the Properties shall be held by Company Group free and clear of any lawful claims of Third Parties arising by, through, or under Seller or any member of the Company Group, but not otherwise, that cause title to the Properties to fail to qualify as Defensible Title (the “Special Warranty”); provided, however, that the Special Warranty shall not cover or include claims made by, through or under Seller or any member of the Company Group that arise from or relate to any act, omission, event, or circumstance occurring on or after the Closing Date; and provided further that Buyer shall not be entitled to claim a breach of the Special Warranty in connection with any Title Defect claimed in a Title Defect Notice or any matter of which Buyer had actual, constructive, or inquiry notice on or before the Title Claim Date.

Section 5.25 Investment Intent. Each Seller is acquiring the Share Consideration for its own account, for investment, and not with the intent to make or to offer or resell in connection with a distribution in violation of the Securities Act (and the rules and regulations promulgated thereunder) or a distribution in violation of any other applicable securities Laws.

Article VI
Representation and Warranties of Buyer

Subject to the other terms and conditions of this Agreement, Buyer represents and warrants to Seller, as of the Execution Date, the matters set out in Section 6.1 through Section 6.19.

Section 6.1 Organization and Qualification. Buyer is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

Section 6.2 Power. Buyer has the requisite company power to enter into and perform this Agreement and each other Transaction Document to be executed by Buyer in connection with the transactions contemplated hereby and to consummate the transactions contemplated hereby and thereby.

Section 6.3 Authorization and Enforceability. The execution, delivery, and performance of this Agreement and each other Transaction Document to be executed by Buyer in connection with the transactions contemplated hereby, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary company action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer (and all other Transaction Documents required hereunder to be executed and delivered by Buyer at Closing will be duly executed and delivered by Buyer) and this Agreement constitutes, and at Closing such documents will constitute, the valid and binding obligations of Buyer, enforceable in accordance with their terms subject, as to enforceability, to Creditors’ Rights.

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Section 6.4 No Conflicts. The execution, delivery, and performance of this Agreement and the transactions contemplated by this Agreement will not (i) violate any provision of the Organizational Documents of Buyer, (ii) result in a material default (with due notice or lapse of time or both) or the creation of any lien or encumbrance, or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of Contract to which Buyer is a party, (iii) violate any judgment, order, ruling, or decree applicable to Buyer, or (iv) violate any Law applicable to Buyer.

Section 6.5 Liability for Brokers’ Fees. No broker, investment banker or other Person is entitled to any brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation from Seller in connection with this Agreement or any agreement or the transactions contemplated hereby except for Anderson King who is entitled to a success fee from Seller. Alexandria VMA Capital, LLC and Dante Caravaggio are entitled to a referral fee as a form of compensation from Buyer in connection with this Agreement. Seller and Buyer shall be obligated for their own broker or investment banker fees. Anderson King, Alexandria VMA Capital, LLC and Dante Caravaggio shall not be considered or deemed third-party beneficiaries of this Agreement for any purpose.

Section 6.6 Bankruptcy. There are no bankruptcy, reorganization, or receivership Proceedings pending, being contemplated by, or, to Seller’s knowledge, threatened in writing against Seller or the Company.

Section 6.7 Consents. No consent, approval, or authorization of any Person is required for or in connection with the execution of this Agreement by Buyer or the consummation of the transactions contemplated hereby.

Section 6.8 No Litigation. There are no Proceedings pending against Buyer or, to Buyer’s knowledge, threatened in writing against Buyer, which could reasonably be expected to have the effect of restricting, delaying, or prohibiting Buyer’s ability to perform its obligations under this Agreement or the consummation of the transactions contemplated under this Agreement.

Section 6.9 Funding. Buyer will have sufficient cash, available lines of credit, or other sources of immediately available funds to enable it to pay the Cash Consideration to Seller at Closing and to pay any supplemental payment required under Section 9.5(b).

Section 6.10 SEC Documents.

(a) Buyer has made available to Seller (via the EDGAR system) a true and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by Buyer with the SEC since its initial registration of the Buyer’s units (the “Buyer SEC Documents”). Each of the Buyer SEC Documents has been timely filed and, as of their respective dates, each of the Buyer SEC Documents, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act or any other applicable Law, as the case may be, in each case, to the extent applicable to such Buyer SEC Documents, and none of the Buyer SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer has timely filed each report, statement, schedule, prospectus, and registration statement that Buyer was required to file with the SEC since its inception. Buyer has made available (including via the EDGAR system) to Seller all material correspondence between the SEC on the one hand, and Buyer or any of its subsidiaries, on the other hand, since the initial registration of the Buyer’s units. There are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Buyer SEC Documents. None of the Buyer SEC Documents is the subject of ongoing SEC review or outstanding SEC comment and neither the SEC nor any other Governmental Body is conducting any investigation or review of any Buyer SEC Document.

(b) The financial statements of Buyer included in the Buyer SEC Documents complied, and in the case of financial statements filed following the Execution Date will comply, as to form in all material respects with Regulation S-X of the SEC, were prepared in all material respects in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present, and in the case of financial statements filed following the Execution Date will fairly present, in all material respects in accordance

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with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of Buyer as of their respective dates and the results of operations and the cash flows of Buyer for the periods presented therein.

(c) Buyer makes and keeps books, records and accounts and has devised and maintains a system of internal controls, in each case, as required pursuant to Section 13(b)(2) under the Exchange Act. Buyer has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and the applicable listing standards of the NYSE American LLC (“NYSE American”). Such disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Buyer in the reports that it files under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to its management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

Section 6.11 Certain Contracts and Arrangements. The lists of exhibits contained in the Buyer SEC Documents sets forth a true and complete list, as of the date of this Agreement, of (a) each agreement to which Buyer is a party (other than this Agreement) that is of a type that would be required to be included as an exhibit to a registration statement on Form S-1 pursuant to Items 601(b)(2), (4), (9) or (10) of Regulation S-K of the SEC if such a registration statement was filed by Buyer on the date of this Agreement; (b) any non-competition agreement that purports to limit the manner in which, or the localities in which, all or any material portion of Buyer’s business on a consolidated basis is conducted; (c) any contract that is related to the governance or operation of any joint venture, partnership or similar arrangement, other than such contract solely between or among any of Buyer and its subsidiaries and (d) any contract that includes any Affiliate of Buyer (other than a subsidiary of Buyer) as a counterparty (collectively, the “Buyer Contracts”). Buyer is not in breach or default under any Buyer Contract nor, to Buyer’s knowledge as of the date of this Agreement, is any other party to any such Buyer Contract in breach or default thereunder.

Section 6.12 Board Approval; Vote Required. The board of directors of Buyer (the “Buyer Board”) has declared the advisability of the transactions contemplated by this Agreement in accordance with applicable Law and as required by Buyer’s Organizational Documents and has determined to recommend that holders of Buyer Common Stock vote in favor of the transactions contemplated by this Agreement and not accept the Redemption Offer. The affirmative vote of the holders of a majority of the shares of Buyer Common Stock that are voted at the Special Meeting with respect to the approval and adoption of this Agreement and the transactions contemplated hereby is the only vote of holders of any class or series of Buyer’s capital stock necessary to approve the transactions contemplated by this Agreement (the vote of the holders of Buyer’s capital stock referred to above in this Section 6.12, the “Buyer Stockholder Approval”).

Section 6.13 Listing. The issued and outstanding shares of Buyer Common Stock are registered pursuant to Section 12(b) of the Exchange Act and, as of the date of this Agreement, are listed for trading on the NYSE American under the symbol “HNRA”. There is no proceeding pending or, to Buyer’s knowledge, threatened against Buyer by the NYSE American or the SEC with respect to any intention by such entity to deregister the Buyer Common Stock or prohibit or terminate the listing of Buyer Common Stock on the NYSE American. Buyer has taken no action that is designed to terminate the registration of Buyer Common Stock under the Exchange Act. As of the Closing and prior to the Closing, the Buyer Common Stock shall be listed for trading on the NYSE American. Immediately prior to the Closing, the Buyer Common Stock constituting the Share Consideration shall be approved for listing on the NYSE American, subject to official notice of issuance thereof.

Section 6.14 Trust Account. As of December 21, 2022, Buyer had approximately $88,962,851.06 in the Trust Account and held in trust by the Trustee pursuant to the Trust Agreement.

Section 6.15 Absence of Certain Changes or Events.

(a) Since December 31, 2021, there has not been any event, change, effect or development that, individually or in the aggregate, had a Material Adverse Effect on Buyer.

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(b) From December 31, 2021, Buyer and its subsidiaries have conducted their business in the ordinary course of business in all material respects.

Section 6.16 Information Supplied. None of the information supplied or to be supplied by Buyer or its representatives for inclusion or incorporation by reference in the Proxy Statement to be sent to the stockholders of Buyer relating to the Buyer Stockholder Approval, will, at the date mailed to the stockholders of Buyer or at the time of the meeting of such stockholders to be held in connection with the transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.

Section 6.17 Letter Agreement. That certain letter agreement, dated as of February 10, 2022, by and among Buyer and each insider a party thereto including, without limitation, HNRAC Sponsors LLC is in full force and effect on the Execution Date, and will be in full force and effect as of the Closing Date.

Section 6.18 Independent Investigation. Buyer is experienced and knowledgeable in the oil-and-gas business and aware of the risks of that business. Buyer acknowledges and affirms that (a) in making the decision to enter into this Agreement, it has completed and relied solely upon its own independent investigation, verification, analysis, and evaluation of the Properties and of the Company as a business, (b) by Closing, it will have made all such reviews and inspections of the Properties and of the Company as it has deemed necessary or appropriate in making the decision to enter into this Agreement and consummate the transactions contemplated hereby, and (c) except for the express representations, warranties, covenants, and remedies provided in this Agreement, it is acquiring the Properties and the Target Interests on an as-is, where-is basis with all faults, and has not relied upon any other representations, warranties, covenants, or statements of Seller in entering into this Agreement.

Section 6.19 Investment Intent. Buyer is acquiring the Target Interests for its own account, for investment, and not with the intent to make or to offer or resell in connection with a distribution in violation of the Securities Act (and the rules and regulations promulgated thereunder) or a distribution in violation of any other applicable securities Laws.

Article VII
Covenants of the Parties

Section 7.1 Access. Beginning on the Execution Date and continuing until the Closing Date, Seller will give Buyer and its representatives access to the records of the Company Group in Seller’s possession or control as requested by Buyer, including the right to make copies thereof at Buyer’s expense, for the sole purpose of conducting an investigation of the Target Interests. To the extent access to such records is granted at the offices of Seller or any member of the Company Group, such access by Buyer and its representatives shall be limited to normal business hours, and any weekends and after hours requested by Buyer that can be reasonably accommodated, and Buyer’s and its representatives’ investigation shall be conducted in a manner that minimizes interference with the business operations of Seller and the Company Group; provided that the foregoing shall not limit Buyer’s additional diligence rights under Article III and Article IV. All information obtained by and access granted to Buyer and its agents, employees, and representatives under this Section 7.1 shall be subject to the terms of Section 7.6 and the terms of the Confidentiality Agreement.

Section 7.2 Government Reviews. Each Party shall in a timely manner (i) make all required filings, if any (including filings required under the HSR Act which shall be filed no later than ten (10) days after the execution of the Agreement), with and prepare applications to and conduct negotiations with each Governmental Body as to which such filings, applications, or negotiations are necessary or appropriate for such Party to consummate the transactions contemplated hereby as soon as practicable, and (ii) provide such information as the other Party may reasonably request to make such filings, prepare such applications, and conduct such negotiations. Each Party shall cooperate with and use all commercially reasonable efforts to assist the other with respect to such filings, applications, and negotiations. Buyer shall bear the cost of all filing or application fees payable to any Governmental Body with respect to the transactions contemplated by this Agreement.

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Section 7.3 Notification of Breaches.

(a) Until Closing:

(1) Buyer shall notify Seller promptly after Buyer obtains Actual Knowledge that any representation or warranty of Seller contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date or that any covenant or agreement to be performed or observed by Seller prior to or on the Closing Date has not been so performed or observed in any material respect; and

(2) Seller shall notify Buyer promptly after Seller obtains Actual Knowledge that any representation or warranty of Buyer contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date or that any covenant or agreement to be performed or observed by Buyer prior to or on the Closing Date has not been so performed or observed in any material respect.

(b) If at any time after the Execution Date and prior to the Closing Date, Buyer determines in good faith that the Minimum Cash Amount will not be satisfied (i.e., Buyer will not be able to raise Cash Facilities in an amount sufficient to fund, at Closing at least $85,000,000, Buyer shall promptly notify Seller in writing of such determination.

Section 7.4 Operation of the Company’s Business.

(a) Except for operations that are necessary to prevent forfeiture of any Property, and except as set forth on Schedule 7.4, as expressly contemplated by the other provisions of this Agreement or as otherwise consented to in writing by Buyer, which consent shall not be unreasonably withheld, conditioned, or delayed, until Closing, Seller:

(1) will cause the Company Operated Properties to be operated in the ordinary course of business consistent with recent past practices;

(2) will not permit the Company Group to commit to any single field operation reasonably anticipated by Seller to require future capital expenditures by the owner of the Properties in excess of $400,000 or make any capital expenditures for any single field operation related to the Properties in excess of $400,000, in each case net to the Company Group’s interest;

(3) will not permit any member of the Company Group to terminate, materially amend, execute, or extend any Material Contracts;

(4) will cause the Company Group to maintain their current insurance coverage on the Properties, if any, presently furnished by unaffiliated Third Parties in the amounts and of the types presently in force;

(5) will cause the Company Group to use commercially reasonable efforts to maintain in full force and effect all Leases currently held by production in paying quantities, provided that the foregoing shall not require Seller to cause the Company Group to undertake any drilling, reworking, recompletion, or other operations to restore production of a Well that ceases production in paying quantities;

(6) will cause the Company Group to maintain all material existing federal, state, and local governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges, and applications therefor necessary for the Company’s ownership or operation of the Company Operated Properties as currently owned and operated;

(7) will not permit the Company Group to transfer, farmout, sell, hypothecate, encumber, or otherwise dispose of any Properties or property except for sales and dispositions of Hydrocarbon production and surplus, inventoried, damaged, or obsolete equipment made in the ordinary course of business consistent with recent past practices;

(8) will not cause or permit the Company Group to make any changes in any method of accounting or accounting practice or policy other than as required by applicable Law or GAAP that become effective after the Execution Date; or

(9) will not cause or permit the Company Group to modify, extend or enter into new Hedge Contracts;

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(10) will not permit the Company Group to commit to do any act prohibited by the foregoing clauses (1) through (9).

(b) With respect to any action restricted by this Section 7.4, Buyer’s approval shall be considered granted within five (5) days of Seller’s notice to Buyer requesting such consent unless Buyer notifies Seller to the contrary in writing during that period. Notwithstanding the foregoing, in the event of an emergency or a serious risk to life, property, or the environment, Seller may cause the Company Group to take or consent to such action as a prudent operator or non-operator, as the case may be, would take and without obtaining Buyer’s prior consent; provided Seller shall notify Buyer of such action promptly thereafter. However, except for emergency action that must be taken in the face of serious risk to life, property, or the environment, Seller has no obligation to cause the Company Group to undertake any actions with respect to the Properties that are not required in the course of the normal operation of the Properties consistent with recent past practices.

(c) Notwithstanding anything to the contrary in this Agreement, Seller shall have no liability to Buyer for the incorrect payment by the Company Group of delay rentals, royalties, overriding royalties, shut-in payments, or similar payments made during the period between the Effective Time and the Closing Date or for failure by the Company Group to make such payments through mistake or oversight (including due to Seller’s negligence or other fault), except to the extent such incorrect payment is inconsistent with past practices and causes the Company Group to have less than Defensible Title to a Property prior to the Closing Date.

(d) Buyer acknowledges that the Company Group may own fractional undivided interests in certain of the Properties and Buyer agrees that the acts or omissions of the other working interest owners, partners, or any operator who is not an Affiliate of Seller shall not constitute a violation of the provisions of this Section 7.4, nor shall any action required by a vote of working interest owners or partners constitute such a violation so long as Seller has caused the Company Group to vote its interest in a manner consistent with the provisions of this Section 7.4.

Section 7.5 Operation of the Buyer’s Business.

(a) Except as expressly contemplated by the other provisions of this Agreement or as otherwise consented to in writing by Seller, which consent shall not be unreasonably withheld, conditioned, or delayed, until Closing, Buyer:

(1) agrees to operate the Buyer’s business in the ordinary course of business consistent with recent past practices; and

(2) unless required by the SEC, NYSE American or applicable Law, shall not (i) amend or propose to amend (A) the Organizational Documents of Buyer or (B) the Trust Agreement or any other agreement related to the Trust Account, (ii) offer, issue, sell, grant or deliver, or authorize or propose to offer, issue, sell, grant or deliver any Interest in Buyer or any of its subsidiaries, other than issuances of equity or debt securities in connection with (A) a Cash Facility, (B) the exercise of the Buyer’s outstanding warrants as of the Execution Date, or (C) issuances of equity or debt necessary to fund working capital, or other amounts required to be paid into the Trust Account to extend the period the Buyer can enter into an initial business combination pursuant to Section 7.20, (iii) (A) effect a split, combine or reclassify any Interests in Buyer or any of its subsidiaries, (B) declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding Interests in Buyer or any of its subsidiaries, (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Interests in Buyer or any of its subsidiaries, other than in connection with the Redemption Offer or (D) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Buyer or any of its subsidiaries, (iv) create, incur, guarantee or assume any indebtedness for borrowed money or otherwise become liable or responsible for the obligations of any other Person, in each case, other than in connection with (A) a Cash Facility or (B) issuances of equity or debt necessary to fund working capital, or other amounts required to be paid into the Trust Account to extend the period the Buyer can enter into an initial business combination pursuant to Section 7.20, (v) (A) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any other Person or division of a business organization, (B) form any joint venture or similar arrangement or exercise any rights under any existing joint venture or similar agreement or (C) make any loans, advances or capital contributions to, or investments in, any Person or (vi) agree or commit to do any of the foregoing.

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(b) With respect to any action restricted by this Section 7.5, Seller’s approval shall be considered granted within five (5) days of Buyer’s notice to Seller requesting such consent unless Seller notifies Buyer to the contrary in writing during that period.

Section 7.6 Indemnity Regarding Access. Buyer, on behalf of itself and Buyer Indemnitees, hereby releases and agrees to indemnify, defend, and hold harmless Seller Indemnitees and the other owners of interests in the Leases, Lands, Units, and Wells from and against any and all Losses, including claims, liabilities, losses, costs, and expenses attributable to personal injuries, illness, death, or property damage, arising out of or relating to any and all access by Buyer Indemnitees to the offices of the Company Group, the Properties, and the records of the Company Group (or other related information), and arising out of or relating to any related activities of Buyer Indemnitees prior to Closing, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY SELLER INDEMNITEE OR OTHER PERSON INDEMNIFIED UNDER THIS Section 7.6, EXCLUDING, HOWEVER, ANY LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

Section 7.7 Post-Closing Preferential Rights. Should a Third Party fail to exercise its preferential right to purchase as to any portion of the Properties prior to Closing but the time for exercise or waiver has not then yet expired, subject to the remaining provisions of this Section 7.7, such Properties shall not be assigned to a Seller-designated Affiliate but shall remain vested in the Company, and such preferential right to purchase shall be a Permitted Encumbrance hereunder. In such event, if one or more of the holders of any such preferential right to purchase, after Closing, asserts its preferential purchase right, Buyer shall satisfy or cause to be satisfied all such preferential purchaser right obligations to such holders and shall indemnify and hold harmless Seller Indemnitees from and against any and all Losses in connection therewith, and Buyer or its Affiliates shall be entitled to receive all proceeds received from such holders in connection with such preferential rights to purchase.

Section 7.8 Further Assurances. After Closing, Seller and Buyer each agree to take such further actions and to execute, acknowledge, and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or of any other Transaction Document delivered pursuant to this Agreement.

Section 7.9 Amendment to Schedules. Seller agrees that, with respect to the representations and warranties of Seller contained in this Agreement, Seller will have the continuing right until the Closing Date to provide Buyer with amendments to the Schedules referenced in connection with Seller’s representations and warranties contained in this Agreement. However, for all purposes of this Agreement, including for purposes of determining whether the conditions set forth in Section 8.2 have been fulfilled, the Schedules to Seller’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any addition, supplement, or amendment thereto. Notwithstanding the foregoing, if Buyer elects to consummate Closing, Buyer shall be deemed to have waived any claims or rights related to any matter set forth in any such amendments to the Schedules pursuant to this Section 7.9 to the extent such matter gave rise to a right of Buyer to terminate this Agreement under Section 10.1(f).

Section 7.10 Personnel Indemnity.

(a) Each Person that prior to Closing served as a director or officer of any member of the Company Group (collectively, with such person’s heirs, executors, or administrators, the “Indemnified Personnel”) is entitled to indemnification, expense reimbursement, and exculpation to the extent provided for in the Organizational Documents of the Company in effect as of the Execution Date, and no amendment or modification thereto shall affect in an adverse manner any Indemnified Personnel’s rights, or the Company’s obligations, as applicable, with respect to Losses arising from facts or events that occurred on or before Closing without such person’s consent for a period of six years after Closing.

(b) On or before the Closing, the Company may purchase tail coverage, at Buyer’s expense, to extend to the Company’s existing directors’ and officers’ insurance in effect immediately prior to the Closing for a period of three (3) years following the Closing Date; provided, however, in the event tail coverage can be obtained for an additional three (3) years for a total of six (6) years for an additional premium cost of $50,000 or less, Buyer shall purchase a total of six (6) years of Tail Insurance (such tail policy, “Tail Insurance”). Buyer shall cause the Company to maintain in effect such Tail Insurance after the Closing Date. The obligations of Buyer and the

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Company under this Section 7.10 shall not be terminated or modified in such a manner as to adversely affect any person to whom this Section 7.10 applies without the consent of such affected director or officer (it being expressly agreed that the directors and officers to whom this Section 7.10 applies shall be third-party beneficiaries of this Section 7.10, each of whom may enforce the provisions of this Section 7.10).

(c) Buyer agrees that for a period of six years after the Closing, all rights to indemnification and exculpation from liability for acts or omissions occurring at or prior to the Closing Date and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Personnel shall not be amended, repealed or otherwise modified in any manner that is adverse to any Indemnified Personnel, unless such affected Indemnified Personnel consents thereto in writing. In the event that any member of the Company Group or any of its respective successors or assigns consolidates or merges with any other Person and is not the continuing or surviving entity of such consolidation or merger, or otherwise transfers all or substantially all of its properties and assets to any Person, the Buyer and the Company shall ensure that such Person assumes the obligations set forth in this Section.

Section 7.11 Insurance.

(a) Other than as set forth in Section 7.10, Buyer shall be solely responsible for obtaining and maintaining, or causing the Company to obtain and maintain, in its sole discretion, insurance related to the business of the Company and the Properties for events or occurrences from and after Closing. Buyer acknowledges that all insurance arrangements maintained by Seller and its Affiliates (other than the Company) for the benefit of the Company, if any, will only be terminated as of Closing in the sole discretion of Buyer and, if cancelled, further Losses may not be covered under any such insurance arrangements; provided that to the extent permitted under the terms of the insurance policies in force prior to Closing, Seller shall use commercially reasonable efforts to assign, transfer, and set over to Buyer or subrogate Buyer to all of Seller’s right, title and interest (if any) in any insurance claims with respect to matters arising after the Effective Time and which remain outstanding as of Closing and any insurance claims that may have arisen prior to the Effective Time for which Buyer has assumed any liability, obligation, responsibility or for which Buyer indemnified Seller. Insurance policies maintained by the Company or otherwise maintained by Seller and its Affiliates (other than Company), expiration dates and annual premiums are set forth and described in Schedule 7.11.

Section 7.12 Liability for Employee Matters. Buyer shall be solely responsible for obligations and liabilities related to employment matters arising from and after the Effective Time.

Section 7.13 Tax Matters.

(a) Tax Allocation.

(1) Seller shall be allocated all Asset Taxes for any taxable period or portion thereof ending prior to the Effective Time, including the portion of any Straddle Period ending prior to the Effective Time (a “Pre-Effective Time Tax Period”), and Buyer shall be allocated all Asset Taxes for any Tax Period other than a Pre-Effective Time Tax Period (including the portion of any Straddle Period beginning at or after the Effective Time). For purposes of determining the Tax allocations described in the preceding sentence, (i) Asset Taxes that are attributable to severance or production (other than such Asset Taxes described in clause (iii)) shall be allocated to the period in which the severance or production giving rise to such Asset Taxes occurred, (ii) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (i) or (iii)) shall be allocated to the period in which the transaction giving rise to such Asset Taxes occurred, and (iii) Asset Taxes that are ad valorem, property or other Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the Pre-Effective Time Tax Period and the portion of such Straddle Period from and after the Effective Time by prorating each such Asset Tax based on the number of days in the applicable Straddle Period that occur in the Pre-Effective Time Tax Period, on the one hand, and the number of days in such Straddle Period that occur from and after the Effective Time, on the other hand.

(2) Except as provided in Section 7.13(a)(1) with respect to Asset Taxes, Seller shall be allocated all Taxes of the Company for any Pre-Effective Time Tax Period, and Buyer shall be allocated all Taxes of the Company for any Tax period other than a Pre-Effective Time Tax Period (including the portion of any Straddle Period from and after the Effective Time). For purposes of determining the Tax allocations described in the preceding sentence, any Taxes (other than Asset Taxes) imposed on the Company shall be allocated using a “closing of the books” methodology as of the Effective Time.

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(3) Buyer shall be solely responsible for the timely payment of and shall bear all sales, use, documentary stamp, gross receipts, registration, transfer, conveyance, excise, recording, license, stock transfer stamps, and other similar Taxes and fees arising out of or in connection with or attributable to the transactions consummated under this Agreement (collectively, “Transfer Taxes”). Buyer shall or shall cause the Company to file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes as required by applicable Law and, if required by applicable Law, Seller will join in the execution of any such Tax Returns or other documentation. For the avoidance of doubt, Transfer Taxes shall exclude any Income Taxes that become due and owing by the Company or Sellers as a result of the transactions consummated under this Agreement.

(b) Tax Returns.

(1) Seller shall or shall cause the Company to (i) prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Company that are required to be filed on or before the Closing Date, and (ii) timely pay or cause to be paid all Taxes due with respect to such Tax Returns, provided that any such Taxes allocable to taxable periods or portions of any Straddle Period beginning at or after the Effective Time, determined in accordance with Section 7.13(a)(1) and Section 7.13(a)(2), shall be taken into account in determining the Adjusted Purchase Price pursuant to Section 2.3(c)(8). Any such Tax Return prepared and filed or caused to be prepared and filed shall be prepared in accordance with past practice (to the extent permitted by applicable Law).

(2) Buyer shall or shall cause the Company to (i) prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Company that are required to be filed after the Closing Date and (ii) timely pay or cause to be paid all Taxes due with respect to such Tax Returns, provided that any such Taxes attributable to a Pre-Effective Time Tax Period, determined in accordance with Section 7.13(a)(1) and Section 7.13(a)(2), shall be taken into account in determining the Adjusted Purchase Price pursuant to Section 2.3(b)(7). Each such Tax Return shall be prepared in accordance with past practice (to the extent permitted by applicable Law).

(c) Tax Audits.

(1) Each of Buyer, on the one hand, and Seller, on the other hand, shall notify Seller or Buyer, as the case may be, in writing within five (5) days of receipt by the first Party of written notice of any pending or threatened audits, adjustments, claims, examinations, assessments, or other proceedings which relate to Asset Taxes or Taxes of the Company for any Pre-Effective Time Tax Period (each, a “Tax Audit”). If such Tax Audit only relates to any Asset Taxes or Taxes of the Company for any Tax period ending prior to the Effective Time, Seller shall, at its expense, control the defense and settlement of such Tax Audit; provided that Seller shall (i) keep Buyer reasonably informed of the progress of such Tax Audit, (ii) permit Buyer (and Buyer’s counsel) to reasonably participate in such Tax Audit, including in meetings with the applicable Governmental Body, and (iii) not enter into any settlement of, or otherwise compromise or concede any portion of, any such Tax Audit without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned, or delayed). Buyer shall control any other Tax Audit not controlled by Seller; provided that Buyer and its Affiliates shall (x) keep Seller reasonably informed of the progress of such Tax Audit, (y) permit Seller (and Seller’s counsel) to reasonably participate in such Tax Audit, including in meetings with the applicable Governmental Body, and (z) not settle or enter into any compromise or concession with respect to any such Tax Audit without Seller’s consent (which consent shall not be unreasonably withheld, conditioned, or delayed).

(2) With respect to any taxable year for which the Company did not elect the application of Section 6221(b) of the Code (and any corresponding, similar or analogous provision of state, local or non-U.S. Law), upon written request from Buyer, the Sellers will make, or cause to be made, an election under Section 6226 of the Code (and any corresponding, similar or analogous provision of state, local or non-U.S. Law) with respect to the Company for any Pre-Effective Time Tax Period.

(d) Limitation on Actions Impacting Pre-Effective Time Tax Periods. Except as required under applicable Tax law, without the prior written consent of Seller (which shall not be unreasonably conditioned, withheld or delayed), Buyer shall not (i) extend or waive the applicable statute of limitations with respect to Asset Taxes or Taxes of the Company for a Pre-Effective Time Tax Period; (ii) file any ruling or request with any taxing authority with respect to Asset Taxes or Taxes of the Company for a Pre-Effective Time Tax Period; (iii) enter into any voluntary disclosure with any taxing authority with respect to Asset Taxes or Taxes of the Company for a

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Pre-Effective Time Tax Period; (iv) amend any Tax Return with respect to Asset Taxes or Taxes of the Company for a Pre-Effective Time Tax Period or (v) make, change or revoke any Tax election that relates Asset Taxes or Taxes of the Company for a Pre-Effective Time Tax Period, in each case, if such action would reasonably be expected to result in additional Taxes for which Seller is responsible under this Agreement.

(e) Tax Refunds. Seller shall be entitled to any and all refunds of Asset Taxes and Taxes of the Company allocated to Seller pursuant to Section 7.13(a), and Buyer shall be entitled to any and all refunds of Asset Taxes and Taxes of the Company allocated to Buyer pursuant to Section 7.13(a); provided, however, that neither Party shall be entitled to any refund of Asset Taxes or Taxes of the Company allocated to it pursuant to Section 7.13(a) if such Party did not pay or otherwise economically bear such Taxes. If a Party or its Affiliates receives a refund of Taxes to which the other Party is entitled pursuant to this Agreement, such recipient Party shall forward to the entitled Party the amount of such refund within fifteen (15) days after such refund is received, net of any Taxes and reasonable costs or expenses incurred by such recipient Party in procuring such refund.

(f) Cooperation. Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of any Tax Returns described in Section 7.13(b) and any Tax Audit.

(g) Tax Treatment and Allocation. The Parties agree that the transactions contemplated by this Agreement will be treated for U.S. federal Income Tax purposes as a sale by Sellers of the Target Interests and an acquisition by Buyer of all of the assets of the Company in a transaction described in Revenue Ruling 99-6, 1999-1 C.B. 432, Situation 2. Buyer shall prepare an allocation of the Purchase Price (as determined for U.S. federal Income Tax purposes) among the assets of the Company in accordance with Section 1060 of the Code and the Treasury regulations promulgated thereunder and, to the extent permitted by applicable Law, in a manner consistent with the Allocated Values (the “Allocation”) no later than sixty (60) days after the determination of the Final Purchase Price. Seller shall notify Buyer in writing within fifteen (15) days of receipt of the Allocation of any comments or objections to the Allocation. If Seller does not deliver any written notice of objection to the Allocation within such fifteen (15) day period, Seller shall be deemed to have agreed to the Allocation, and the Allocation shall be final, conclusive, and binding on the Parties. If Seller timely delivers a written notice of objection, the Parties will negotiate in good faith for a period of twenty (20) days to resolve such dispute. If, during such period, the Parties resolve their differences in writing as to any disputed amount, such resolution shall be deemed final and binding with respect to such amount for the purpose of determining that component of the Allocation. To the extent the Parties reach or are deemed to reach agreement on components of the Allocation pursuant to the foregoing provisions of this Section 7.13(g), the Parties shall, and shall cause their Affiliates to, report consistently with the agreed components of the Allocation in all Tax Returns, including IRS Form 8594, and no Party shall take any Tax position (including in any Tax Return and in any Tax examination, audit, claim or similar Proceeding) that is inconsistent with the agreed components of the Allocation, in each case, unless required to do so by a final determination as defined in Section 1313 of the Code (or any similar provision of applicable state, local, or foreign law) or with the other Party’s prior written consent; provided, however, that no Party shall be unreasonably impeded in its ability and discretion to negotiate, compromise, or settle any Tax examination, audit, claim or similar Proceedings in connection with the agreed Allocation. To the extent the Parties do not and are not deemed to reach agreement on a component of the Allocation pursuant to this Section 7.13(g), each Party shall be entitled to adopt their own position regarding such unagreed component of the Allocation, provided that such position shall, to the extent permitted by applicable Law, be consistent with the Allocated Values.

Section 7.14 Public Announcements. The Parties will not, and will cause their respective representatives not to, issue any other public announcements or make other public disclosures regarding this Agreement (including with respect to the execution of this Agreement) or the transactions contemplated hereby, without the prior written approval of Seller, in the case of a public announcement by Buyer or its representatives, or Buyer, in the case of a public announcement by Seller; provided, however, that a Party or its representatives may issue a public announcement or other public disclosures required by applicable Law (including the Proxy Statement and any offering or other documents prepared in connection with a Cash Facility); provided that such Party uses reasonable best efforts to afford the other Party an opportunity to first review the content of the proposed disclosure and provide reasonable comment regarding same; provided, further, that no provision of this Agreement shall be deemed to restrict in any manner (a) any Party’s ability to communicate with its employees and financial and legal advisors in connection with the transactions contemplated hereby or the fact that the such Party has entered into this Agreement or (b) any Party’s ability to communicate with its equity-holders and other investors (including future investors) the fact that such Party has entered into this Agreement.

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Section 7.15 The Proxy Statement and the Special Meeting.

(a) As promptly as reasonably practicable after the Execution Date, Buyer will prepare and file with the SEC a proxy statement with respect to the transactions contemplated hereby (as amended or supplemented from time to time, the “Proxy Statement”) in preliminary form. Unless the Buyer Board has made a Change in Recommendation in accordance with the provisions of this Agreement, the Buyer Board Recommendation shall be included in the Proxy Statement. The Proxy Statement shall also include the registration of shares of Buyer Common Stock to be issuable as Share Consideration. Buyer shall provide copies of the proposed final form of Proxy Statement to Seller such that Seller and its representatives are afforded a reasonable amount of time prior to the dissemination or filing thereof to review such materials and comment thereon prior to such dissemination or filing, and Buyer shall consider in good faith any comments of such Persons and shall make Buyer’s representatives available to discuss such comments with such Persons. Buyer shall provide Seller with copies of any written comments and inform Seller of the material terms of any oral comments that Buyer receives from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments and Seller and Buyer shall prepare any proposed written or material oral responses to such comments and Buyer shall give Seller a reasonable opportunity under the circumstances to review and comment on any final form of proposed written or material oral responses to such comments and Buyer shall reasonably consider such comments in good faith. Buyer will cause the Proxy Statement to be transmitted to the holders of Buyer Common Stock as promptly as practicable following the date on which the SEC confirms it has no further comments on the Proxy Statement.

(b) Buyer will take, in accordance with applicable Law, NYSE American rules, the rules of any other applicable stock exchange and the Organizational Documents of Buyer, all action necessary to call, hold and convene a special meeting of holders of Buyer Common Stock (including any adjournment or postponement, the “Special Meeting”) to consider and vote upon the transactions contemplated hereby, as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the SEC. Subject to any adjournment in accordance with this Section 7.15, Buyer will convene and hold the Special Meeting not later than ten (10) Business Days following the mailing of the Proxy Statement to the holders of Buyer Common Stock. Once the Special Meeting to consider and vote upon the matters has been called and noticed, Buyer will not postpone or adjourn the Special Meeting without the consent of Seller, which consent will not be unreasonably withheld, conditioned or delayed, other than (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Buyer has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the holders of Buyer Common Stock prior to the Special Meeting or (iii) an adjournment or postponement of up to ten (10) Business Days to solicit additional proxies from holders of Buyer Common Stock. Subject to Section 7.15(c), Buyer will take all reasonable lawful action to solicit Buyer Stockholder Approval. Buyer shall not terminate or withdraw the Redemption Offer, other than in connection with the valid termination of this Agreement or with the prior written consent of Seller.

(c) The Buyer Board will recommend that the holders of Buyer Common Stock approve the transactions contemplated hereby and not accept the Redemption Offer (the “Buyer Board Recommendation”). Notwithstanding the foregoing, at any time prior to obtaining the Buyer Stockholder Approval at the Special Meeting, the Buyer Board may withdraw, modify or qualify in any manner the Buyer Board Recommendation (any such action a “Change in Recommendation”) only (i) in response to an Intervening Event and (ii) if the Buyer Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that the failure to take such action in response to such Intervening Event would be inconsistent with the Buyer Board’s fiduciary duties under applicable Law; provided, however, that the Buyer Board shall not be entitled to exercise its rights to make such a Change in Recommendation pursuant to this sentence unless (A) Buyer has provided to Seller three Business Days’ (a “Notice Period”) prior written notice advising Seller that the Buyer Board intends to take such action and specifying the reasons therefor in reasonable detail (including the facts and circumstances relating to such Intervening Event (an “Intervening Event Notice”) (it being understood that such Intervening Event Notice shall not in itself be deemed a Change in Recommendation and that any material change to the facts or circumstances relating to such Intervening Event shall require a new Intervening Event Notice)), (B) during such Notice Period, if requested by Seller, Buyer shall, and shall make available and direct its applicable representatives to, discuss and negotiate in good faith with Seller any proposed modifications to the terms and conditions of this Agreement and (C) following such Notice Period, the Buyer Board, after taking into account any modifications to

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the terms of this Agreement and the transactions to which Seller would agree, concludes in good faith and after consultation with its outside legal advisors and financial advisors, that the failure to take such action in response to such Intervening Event is necessary to comply with its duties under the Organizational Documents of Buyer or is reasonably likely to be inconsistent with its fiduciary duties under applicable Law. For the avoidance of doubt, unless this Agreement is terminated in accordance with its terms, any Change in Recommendation will not (I) change the approval of this Agreement or any other approval of the Buyer Board or (II) relieve Buyer of any of its obligations under this Agreement, including its obligation to hold the Special Meeting.

“Intervening Event” means a material event, change, effect, development (including, without limitation, a Superior Offer), condition or occurrence that affects the business, financial condition or continuing results of operations of the Company that is not known and is not reasonably foreseeable by the Buyer Board as of the Execution Date and does not relate to Seller or its Affiliates.

“Superior Offer” means any bona fide written Competing Transaction that the SPAC Board shall have determined in good faith (after consultation with its independent financial advisor of nationally recognized reputation and its outside legal counsel) (a) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal, by the Person making the proposal and (b) if consummated, would be materially more favorable from a financial point of view to the holders of SPAC Common Stock than the Transactions.

“Competing Transaction” means any (a) purchase of all or a substantial portion of the assets or equity of any person or (b) merger or business combination between SPAC, on the one hand, and any other person, on the other hand.

Section 7.16 Trust Account. Upon satisfaction or waiver of the conditions set forth in Article VIII, and provision of notice thereof by Buyer to the Trustee in accordance with the terms of the Trust Agreement, (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Buyer shall cause the documents, opinions, and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and shall use its best efforts to cause the Trustee to, and the Trustee shall thereupon be obligated to (i) pay as and when due all amounts payable to stockholders of Buyer, and (ii) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein, pursuant to the terms and provisions of the Trust Agreement. Reference is made to Buyer’s final prospectus, dated February 11, 2022 (the “Prospectus”). Company understands that Buyer has established the Trust Account, in an approximate amount of $88.4 million, for the benefit of the SPAC Stockholders and the underwriters of Buyer’s initial public offering (the “Underwriters”) and that, except for certain exceptions described in the Prospectus, Buyer may disburse monies from the Trust Account only: (i) to the SPAC Stockholders in the event of the conversion of their shares or the liquidation of Buyer; or (ii) to Buyer and its Underwriters and/or marketing agent(s) after consummation of a business combination, as described in the Prospectus. For and in consideration of Buyer agreeing to enter into this Agreement, Seller hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the “Claim”) and notwithstanding anything in this Agreement to the contrary, Company hereby waives any Claim it may have in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Section 7.17 Cooperation on Financial Statements. Seller shall coordinate in good faith with the Company’s auditors to prepare and deliver to Buyer the audited and unaudited financial statements of the Company as may be required for the Proxy Statement (the “Proxy Financial Statements”) and the filing of the Form 8-K (the “Super 8-K Financial Statements”) in connection with the Closing. Any financial statements of the Company Group provided by Seller or the Company Group and filed following the Execution Date in the Proxy Statement and such Form 8-K will (a) comply, as to form in all material respects with Regulation S-X of the SEC, (b) will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC), and (c) will fairly present, in all material respects, the financial condition and the results of operations, changes in shareholders’ equity and cash flows of the Company Group as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP.

Section 7.18 Listing. Buyer shall use its reasonable best efforts to cause the Share Consideration to be approved for listing on the NYSE American, subject to official notice of issuance, prior to the Closing Date.

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Section 7.19 The “Pogo” Name. Except as expressly provided in this Section 7.19, from and after Closing, Seller shall be vested with all rights to the Retained Names, and Buyer shall not (and shall cause its Affiliates not to) use the Retained Names. Buyer shall promptly (and in no event later than one hundred twenty (120) days after the Closing Date): (i) make all necessary filings and take all other necessary actions to discontinue any further references by the Buyer or its Affiliates to the Retained Names; and (ii) change signage and stationery and otherwise discontinue use of the Retained Names; provided, however, that Buyer may use the Retained Names in connection with an announcement made pursuant to Section 7.14 and otherwise to the limited extent necessary to comply with applicable Law. As used herein, the “Retained Names” means “Pogo” and any reasonable derivations, integrations, or variations thereof.

Section 7.20 SPAC Extensions. Unless this Agreement shall have otherwise been terminated in accordance with its terms on or prior to February 14, 2023 (i.e., the 12 month anniversary of the closing of the Buyer’s initial public offering), Sponsor shall deposit, or cause to be deposited, into the Trust Account $862,500 in immediately available funds or such other amount as is reasonably necessary, and use commercially reasonable efforts to take such other action as is necessary to extend the period of time to consummate the business combination for Buyer to on or after May 14, 2023.

Section 7.21 Board Observer. Until the later of (i) the date that the Seller Representative no longer holds any Buyer Common Stock or (ii) the repayment and termination of the Promissory Note in accordance with its terms, Seller Representative shall have the right to appoint one representative to serve as a non-voting observer at all meetings of the Board of Directors of Buyer. In furtherance of the foregoing, at Closing, Seller Representative and Buyer shall execute and deliver a board observer agreement, in form and substance reasonably satisfactory to Seller Representative and Buyer, and such board observer agreement shall remain in effect in accordance with its terms.

Article VIII
Conditions to Closing

Section 8.1 Conditions to Obligation of Seller to Close. The obligation of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Buyer set forth in Article VI shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which shall be true and correct on and as of such specified date), except for such breaches, if any, as would not have a Material Adverse Effect.

(b) Performance. Buyer shall have performed and observed all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date except such covenants and agreements for which the nonperformance or noncompliance does not or would not be reasonably expected to have a Material Adverse Effect.

(c) Pending Litigation. No Proceeding by a Third Party (including any Governmental Body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body or have resulted in an injunction, order, or award that grants such relief.

(d) Deliveries. Buyer shall have delivered to Seller duly executed counterparts of the Transaction Documents to be delivered by Buyer under Section 9.3.

(e) Title Defects. The aggregate amount of all Title Defect Amounts for valid Title Defects asserted by Buyer in accordance with Section 3.3(a) shall not exceed an amount equal to 20% of the Base Purchase Price.

(f) Payment. Buyer shall be ready, willing, and able to pay the Cash Consideration to Seller (with at least $85,000,000 payable in cash and no more than $15,000,000 subject to payment through the terms of the Seller Promissory Note) and issue the Share Consideration to Seller.

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(g) Listing. The Share Consideration shall have been approved for listing on the NYSE American, Nasdaq or another nationally recognized securities exchange listing mutually agreed by the Parties, subject only to official notice of issuance thereof.

(h) Regulatory Approval. If applicable, any waiting period applicable to the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired.

(i) Stockholder Approval. The transactions contemplated by this Agreement shall have been approved by the Buyer Stockholder Approval at the Special Meeting.

Section 8.2 Conditions to Obligation of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject, at the option of Buyer, to the satisfaction on or prior to Closing of each of the following conditions:

(a) Representations. The representations and warranties of Seller set forth in Article V shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which shall be true and correct on and as of such specified date), except for such breaches, if any, as would not have a Material Adverse Effect.

(b) Performance. Seller shall have performed and observed all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date in all material respects.

(c) Pending Litigation. No Proceeding by a Third Party (including any Governmental Body) seeking to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body or have resulted in an injunction, order, or award that grants such relief, except with respect to Casualty Properties subject to Section 3.5, and except for any such Proceedings brought by holders of preferential purchase rights seeking to enforce such rights with respect to Properties with aggregate Allocated Values of less than twenty percent (20%) of the Base Purchase Price.

(d) Deliveries. Seller (i) shall be ready, willing, and able to deliver to Buyer duly executed counterparts of the Transaction Documents to be delivered by Seller under Section 9.2 and (ii) shall have delivered the Super 8-K Financial Statements to Buyer.

(e) Regulatory Approval. If applicable, any waiting period applicable to the transactions contemplated by this Agreement under the HSR Act shall have been terminated or shall have expired.

(f) Stockholder Approval. The transactions contemplated by this Agreement shall have been approved by the Buyer Stockholder Approval at the Special Meeting.

(g) Minimum Cash Amount. The Minimum Cash Amount plus the principal amount of the Promissory Note to Seller shall equal a total amount of $100,000,000.cause

(h) Net Tangible Assets. SPAC shall not have redeemed shares of SPAC Common Stock in the Redemption in an amount that would cause SPAC to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act).

(i) Material Adverse Effect. No Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date with respect to the Company.

(j) Title Defects. The aggregate amount of all Title Defect Amounts for valid Title Defects covered by Section 3.3(d)(1) shall not exceed an amount equal to 20% of the Base Purchase Price.

(k) Listing. Buyer Common Stock shall have listed, and shall have been approved for continued listing, on the NYSE American, Nasdaq or another nationally recognized securities exchange mutually agreed by the Parties.

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Article IX
Closing

Section 9.1 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Seller and Buyer, take place at the offices of Baker Botts L.L.P. at 2001 Ross Ave. Suite 900, Dallas TX 75201, at 10:00 a.m. Central Time, on date that is two Business Days following the satisfaction or waiver of the conditions in Article VIII prior to Closing (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date), subject to the rights of the Parties under Article X. The date on which Closing occurs is herein referred to as the “Closing Date.”

Section 9.2 Obligations of Seller at Closing. At Closing, Seller shall deliver or cause to be delivered to Buyer the following:

(a) an executed counterpart of an assignment of all record and beneficial ownership of the Target Interests;

(b) releases and terminations of any liens, other than Permitted Encumbrances, burdening the Properties, including a payoff and termination of existing indebtedness with Pegasus Bank;

(c) a certificate duly executed by an authorized officer of each Seller, dated as of Closing, certifying on behalf thereof in his or her capacity as officer that the conditions set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied;

(d) a certificate meeting the requirements of Treasury Regulation § 1.1445-2(b)(2) from each Seller certifying that Seller is not a foreign Person within the meaning of the Code;

(e) an executed assignment of any Properties that may be assigned to a Seller-designated Affiliate in accordance with Section 3.3 or Section 3.5;

(f) resignations of each of the individuals serving as officers, as may be requested by Buyer, or manager of the Company;

(g) an executed counterpart of the Registration Rights Agreement and Escrow Agreement;

(h) evidence of the termination of the Contract Hedges at the cost of Seller;

(i) an IRS Form W-9 duly executed by each Seller

(j) an executed counterpart of the board observer agreement pursuant to Section 7.21; and

(k) all other documents required to be delivered by Seller on or prior to the Closing Date under this Agreement.

Section 9.3 Obligations of Buyer at Closing. At Closing, Buyer shall deliver or cause to be delivered to Seller the following:

(a) an executed original of the Promissory Note to Seller;

(b) an executed counterpart of the assignment described in Section 9.2(a);

(c) an executed counterpart of the Registration Rights Agreement and Escrow Agreement;

(d) a wire transfer of the Cash Consideration in same-day funds;

(e) evidence of the issuance of the Share Consideration to Seller or the Escrow Agent, as applicable.

(f) a certificate duly executed by an authorized officer of such Buyer, dated as of Closing, certifying on behalf of Buyer in his or her capacity as officer that the conditions set forth in Section 8.1(a), Section 8.1(b), and Section 8.1(c) have been satisfied;

(g) an executed counterpart of the board observer agreement pursuant to Section 7.21; and

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(h) all other documents required to be delivered by Buyer on or prior to the Closing Date under this Agreement.

Section 9.4 Books and Records. Within fifteen (15) Business Days after Closing, Seller shall deliver to Buyer, at Seller’s sole expense, the books and records of the Company (including the books, records, documents, instruments, accounts, correspondence, writings, title documents, reports, and opinions, and other papers and electronic files relating to the business of the Company and the Properties) (“Books and Records”) that are in the possession of Seller and its Affiliates (for the voidance of doubt, excluding those in the possession of the Company). Notwithstanding the foregoing, Seller shall be entitled to retain copies of such Books and Records and Buyer shall grant Seller access at all reasonable time to such Books and Records relating to the period prior to the Closing Date (including the right to make copies and take extracts thereof) to the extent reasonably necessary to prepare Seller’s financial statements and Tax reports, to implement the provisions of this Agreement, to investigate, defend, or pursue any claims arising under this Agreement, and for any other purpose relating to Seller’s rights or obligations under this Agreement.

Section 9.5 Closing Payment and Post-Closing Purchase Price Adjustments.

(a) Preliminary Settlement and Closing Payment. Not later than two (2) days prior to the Closing Date, Seller shall prepare and deliver to Buyer, based upon the best information available to Seller, a preliminary settlement statement estimating the Adjusted Purchase Price after giving effect to all Cash Consideration and Share Consideration adjustments set forth in Section 2.3. Buyer shall have the right to review and comment on such calculation and Seller shall provide any supporting detail as reasonably necessary for Buyer’s review. Seller shall consider Buyer’s comments in good faith and reflect any comments that Seller believes in good faith are appropriate. Seller’s estimate (including Buyer’s comments in accordance with the foregoing sentence) that is delivered in accordance with this Section 9.5(a) shall constitute the dollar amount of the Cash Consideration and the Share Consideration to be paid to Seller at Closing (the “Closing Payment”).

(b) Final Settlement. As soon as reasonably practicable after Closing but not later than ninety (90) days following the Closing Date, Buyer shall prepare and deliver to Seller a statement (the “Proposed Closing Settlement Statement”) setting forth the final calculation of the Adjusted Purchase Price and showing the calculation of each adjustment, based, to the extent possible on actual credits, charges, receipts, and other items before and after the Effective Time and taking into account all adjustments provided for in this Agreement. Buyer shall at Seller’s request supply reasonable documentation available to support any credit, charge, receipt, or other item. Seller shall use commercially reasonable efforts to cooperate with Buyer in its preparation of such statement, including by making its personnel available to Buyer to help Buyer with finalizing its calculations. For thirty (30) days after Buyer delivers the Proposed Closing Settlement Statement (the “Review Period”), Buyer and Seller shall discuss Buyer’s proposals in good faith. The Parties shall undertake to agree on the final statement of the Adjusted Purchase Price no later than one hundred and twenty (120) days after the Closing Date (such final statement, the “Final Settlement Statement”). At the end of the Review Period, if Seller disagrees with any portion of the Proposed Closing Settlement Statement, Seller shall provide a written report summarizing such disagreements, which report shall include Seller’s proposals for items where there is disagreement. Except to the extent timely contested by Seller in a written report delivered within such 30-day period, Seller shall be deemed to agree with the adjustments proposed by Buyer in the Proposed Closing Settlement Statement (as amended to include any changes mutually agreed by Buyer and Seller during the Review Period. In the event Seller delivers such a report and the matters in the report are not resolved at the end of the Review Period, the specific disputed items as set forth in such report will be automatically referred to an independent expert of the Parties’ choosing with at least ten (10) years of oil and gas accounting experience for arbitration (the “Accounting Arbitrator”). If the Parties are unable to agree upon an Accounting Arbitrator, then such Accounting Arbitrator shall be selected by any Federal District Court or State District Court Judge in Dallas, Texas. The Accounting Arbitrator shall conduct the arbitration Proceedings in Dallas, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section. The Accounting Arbitrator’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding on both Parties, without right of appeal; provided that disputes relating to any Title Defects (including adjustments or remedies to be provided on account thereof) shall be resolved in accordance with Section 3.3(f). In determining the proper amount of any adjustment to the Base Purchase Price, the Accounting Arbitrator shall not increase the Base Purchase Price more than the increase proposed by Seller nor decrease the Purchase Price more than the decrease proposed by Buyer, as applicable. Accounting Arbitrator shall act as an expert for the limited purpose of determining the specific

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disputed matters submitted by any Party and may not award damages or penalties to any Party with respect to any matter. Each Party shall each bear its own legal fees and other costs of presenting its case and shall bear one-half (1/2) of the costs and expenses of the Accounting Arbitrator. Within ten (10) days after the date on which the Parties agree (or are deemed to agree) on the Final Settlement Statement or the Accounting Arbitrator finally determines the disputed matters, as applicable, (i) Buyer shall pay to Seller the amount by which the Adjusted Purchase Price exceeds the Closing Payment or (ii) Seller shall pay to Buyer the amount by which the Closing Payment exceeds the Adjusted Purchase Price, as applicable.

Article X
Termination

Section 10.1 Termination. Subject to Section 10.2, this Agreement may be terminated:

(a) at any time prior to Closing by the mutual prior written consent of Seller and Buyer;

(b) by Seller or Buyer if Closing has not occurred on or before March 31, 2023 (the “Outside Date”); provided, that if the Proxy Statement is in definitive form and has been mailed to Buyer’s stockholders of record prior to March 31, 2023 and a special meeting of Buyer’s stockholders is scheduled to be held on or prior to April 15, 2023, then the Outside Date shall be deemed to be April 30, 2023;

(c) by Buyer if all conditions to Seller’s obligation to proceed with Closing set forth in Section 8.1 have been satisfied or waived by Buyer (other than those conditions that, by their nature, are to be satisfied at Closing) but Seller has refused to close;

(d) by Seller or Buyer if, after the final adjournment of the Special Meeting at which a vote of Buyer’s stockholders has been taken in accordance with this Agreement, the Buyer Stockholder Approval has not been obtained;

(e) by Seller if:

(1) the Closing has not occurred on or before February 14, 2023 and Sponsor has not effected the extension of time allowed for the SPAC to consummate a business combination as contemplated by Section 7.20 (the “SPAC Extension”);

(2) Buyer has not obtained aggregate binding commitments of at least $60,000,000.00 in the form of Cash Facilities from reputable lenders or financing providers, and in a form reasonably satisfactory to Seller (which for the avoidance of doubt, such binding commitments may have customary conditions to closing), and presented copies of such commitments to Seller on or before December 31, 2022; or

(3) Buyer delivers the notice required by Section 7.3(b);

(f) by Buyer on or prior to the date that Sponsor or Buyer effects the SPAC Extension, if the Company or Seller does not deliver the Proxy Financial Statements on or prior to February 7, 2023

(g) by either Party if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the other Party set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 8.1 (if Seller is the breaching party) or Section 8.2 (if Buyer is the breaching party) to not to be satisfied, and (B) is incapable of being cured by the Outside Date or, if curable, is not cured by the breaching Party within thirty (30) days of receipt by the breaching Party of written notice of such breach or failure (or, if the Outside Date is less than thirty (30) days from the date of receipt of such notice, by the Outside Date); or

(h) by Seller if all conditions to Buyer’s obligation to proceed with Closing set forth in Section 8.2 have been satisfied or waived by Seller (other than those conditions that, by their nature, are to be satisfied at Closing) but Buyer has refused to close;

provided, however, that termination under clauses (b), (c), (d), (e), (f), or (g) shall not be effective until the Party electing to terminate has delivered written notice to the other Party of its election to so terminate. Notwithstanding

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the foregoing, no Party shall be entitled to terminate under clauses (b), (c), (f), or (g) if Closing has failed to occur because such Party negligently or willfully failed to perform or observe in any materials respect its covenants or agreements hereunder or is then in a continuing, uncured material breach under this Agreement.

Section 10.2 Effect of Termination. If this Agreement is validly terminated pursuant to Section 10.1, except as set forth in this Section 10.2, this Agreement shall become void and of no further force or effect (except for the Confidentiality Agreement, the provisions of Article I, Sections 5.8, 6.6, and Section 7.6, this Section 10.2, Article XI, and Article XII, and all disclaimers herein, all of which shall survive such termination and continue in full force and effect in accordance with their respective terms), and the transactions contemplated hereby shall be abandoned without any further action of or liability to Seller Indemnitees or Buyer Indemnitees (absent Fraud, or any willful and material breach of this Agreement by a party hereto), and following such termination, Seller shall be free immediately to enjoy all rights of ownership of the Target Interests and to sell, transfer, encumber, or otherwise dispose of the Target Interests to any Person without any restriction under this Agreement.

Article XI
Survival and Indemnification

Section 11.1 Limitations on Representations and Warranties. The representations and warranties of Seller contained in Sections 5.2, 5.3, 5.4, and 5.5, (the “Seller Fundamental Representations”) and the representations and warranties of Buyer contained in Sections 6.2, 6.3, and 6.4 shall survive Closing until the expiration of the applicable statute of limitations. The representations and warranties contained in Section 5.11 shall survive until the expiration of the applicable statute of limitations (taking into account waivers or extensions thereof) with respect to the underlying Tax claim plus 60 days. The representations and warranties in Section 5.14 and the Special Warranty shall survive until the one-year anniversary of the Closing Date. All other representations and warranties contained in this Agreement shall survive for a period of 12 months from and after the Closing Date. The covenants and other agreements of the Parties set forth in this Agreement to be performed on or before Closing shall survive the Closing Date until the one-year anniversary of the Closing Date, and each other covenant and agreement of the Parties shall survive Closing until 90 days after the expiration date expressly set forth for such covenant or agreement as provided herein, or in the absence of such an express expiration date, the covenant or agreement will survive until 90 days after such covenant or agreement is fully performed in accordance with its terms and expire thereafter. The affirmations of representations, warranties, covenants, and agreements contained in any certificates delivered by the Parties at Closing shall survive Closing as to each representation, warranty, covenant, and agreement so affirmed for the same period of time that the specific representation, warranty, covenant, or agreement survives Closing pursuant to this Section 11.1, and shall expire thereafter. A representation, warranty, covenant, or agreement shall terminate and be of no further force and effect after the respective date of its expiration (the “Termination Date”), after which time no claim may be asserted thereunder by any Person, provided that there shall be no termination of any bona fide claim properly asserted pursuant to this Agreement with respect to such a representation, warranty, covenant, or agreement prior to its Termination Date.

Section 11.2 Indemnification.

(a) Indemnification by Seller. Subject to the limitations set forth in this Article XI, each Seller shall, severally and not jointly, indemnify and hold harmless Buyer Indemnitees from and against any and all Losses imposed upon or incurred by any Buyer Indemnitee as a result of or in connection with any of the following:

(1) any breach of a representation or warranty made by Seller in Article V;

(2) any breach of, or default in the performance by Seller of, any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement;

(3) any Losses to the extent they are attributable to, arise out of, or in connection with or are based upon the following (the “Specified Liabilities”): (i) any personal injury or death resulting from or attributable to ownership or operation of the Properties by Seller or the Company prior to the Closing Date; (ii) monetary fines or penalties of Governmental Bodies arising from violations of Law by Seller or the Company directly involving the ownership or operation of the Assets that occurred prior to the Closing Date; and (iii) the disposal or transportation of any Hazardous Materials generated from the Properties and taken by (or on behalf of) Seller or the Company from the Properties to any location not located on the Lands to the extent occurring during the period of ownership of the Properties by Seller or the Company.

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(b) Indemnification by Buyer. Subject to the limitations set forth in this Article XI, Buyer shall indemnify and hold harmless Seller Indemnitees from and against any and all Losses imposed upon or incurred by any Buyer Indemnitee as a result of or in connection with any of the following:

(1) any breach of a representation or warranty made by Buyer in Article VI; and

(2) any breach of, or default in the performance by Buyer of, any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement.

(c) Notwithstanding anything to the contrary contained in this Agreement, except (x) for remedies that cannot be waived as a matter of Law and injunctive and provisional relief (including specific performance), (y) for the resolution of the payments contemplated in Section 9.5 and (z) in the case of Fraud, if Closing occurs, indemnification pursuant to the provisions of this Article XI shall be the sole and exclusive remedy of the Parties with respect to any matters arising under or relating to this Agreement, the Transaction Documents, the transactions contemplated by this Agreement, the Target Interests, or the Properties, and the only legal action that may be asserted by any Party with respect to any matter that is the subject of this Article XI shall be a contract action to enforce or to recover Losses for the breach of this Article XI. Without limiting the generality of the preceding sentence, no legal action sounding in tort or strict liability may be maintained by any Party, except in the case of Fraud.

(d) Notwithstanding any other provision of this Agreement or in a Transaction Document to the contrary, any claim for indemnity to which a Seller Indemnitee or Buyer Indemnitee is entitled must be asserted by and through Seller or Buyer, as applicable. The amount of any Losses for which an Indemnified Party is entitled to under this Article XI shall be reduced by the amount of insurance proceeds or other recoveries from Third Parties that are actually realized by the Indemnified Party or its Affiliates with respect to such Losses (net of any reasonable collection costs). Upon the request of the Indemnifying Party, the Indemnified Party shall provide the Indemnifying Party with information sufficient to allow the Indemnifying Party to calculate the amount of the indemnity payment in accordance with this Agreement. An Indemnified Party shall take all reasonable steps to mitigate Losses for which it is seeking indemnification and shall use commercially reasonable efforts to avoid costs or expenses associated with such Losses and, if such costs and expenses cannot be avoided, to minimize the amount thereof.

Section 11.3 Indemnification Actions. All claims for indemnification under this Article XI shall be asserted and resolved as follows:

(a) For purposes of this Article XI, the term “Indemnifying Party” shall mean the Party having an obligation to indemnify another Person or Persons with respect to any particular Losses pursuant to this Article XI, and the term “Indemnified Party” shall mean the Person or Persons having the right to be indemnified with respect to such Losses by another Party pursuant to this Article XI.

(b) To make a claim for indemnification under this Article XI, an Indemnified Party shall notify the Indemnifying Party of its claim under this Section 11.3, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has Actual Knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant, or agreement, the Claim Notice shall specify the representation, warranty, covenant, or agreement which was inaccurate or breached.

(c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its liability to defend the Indemnified Party against such Third Party Claim. The Indemnified Party is authorized, prior to and during such period, to file any motion, answer, or other pleading that it deems necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party, all costs of which shall be included as Losses in respect of such claim for indemnification. The failure to provide notice to the Indemnified Party shall be deemed to be a denial of liability, except as may be provided in a subsequent notice from the Indemnifying Party to the Indemnified Party.

(d) If the Indemnifying Party expressly admits its liability for the claim of indemnification, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. The Indemnifying Party shall have full control of such defense and all related Proceedings; provided that the

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Indemnifying Party shall have no right to settle or compromise such Proceeding without the written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed) except as contemplated herein. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate, at the sole cost of the Indemnifying Party, in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, at its sole cost without any right of reimbursement, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 11.3(d). Irrespective of whether the Indemnified Party elects to participate in contesting a Third Party Claim subject to this Section 11.3(d), the Indemnifying Party at its sole cost and expense shall provide to the Indemnified Party the following information with respect to the Third Party Claim: (i) all filings made by any party; (ii) all written communications exchanged between any parties to the extent available to the Indemnifying Party and not subject to a restriction on disclosure to the Indemnified Party or potential waiver of attorney-client privilege in favor of the Indemnifying Party or the Indemnified Party; and (iii) all orders, opinions, rulings, or motions. The Indemnifying Party shall deliver the foregoing items to the Indemnified Party promptly after they become available to the Indemnifying Party. An Indemnifying Party shall not, without the written consent of the Indemnified Party (which shall not be unreasonably withheld, conditioned, or delayed), (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto unless such settlement includes a written release of the Indemnified Party from all liability in respect of such Third Party Claim and the only consideration in such settlement is the payment of money damages (or similar consideration) that is fully indemnifiable by the Indemnifying Party or obligations that would be the sole responsibility of the Indemnifying Party, or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (after given effect to the receipt of any amounts that are indemnifiable by the Indemnifying Party).

(e) If the Indemnifying Party does not expressly admit its liability for the claim of indemnification, admits its liability but fails to diligently prosecute or settle a Third Party Claim, or if such Third Party Claim involves criminal charges or equitable remedies as its primary remedy, then the Indemnified Party (not the Indemnifying Party) shall have the right to defend against such Third Party Claim at the sole cost and expense of the Indemnifying Party, with counsel of the Indemnified Party’s choosing. If the Indemnifying Party admits its liability thereafter, the Indemnifying Party may assume the defense of such Third Party Claim at any time prior to settlement or final determination thereof (unless the Indemnifying Party is not able to assume such defense for any of the other reasons stated in the foregoing sentence). If the Indemnifying Party has not yet admitted its liability for a Third Party Claim, the Indemnified Party shall send written notice to the Indemnifying Party of any proposed payment or settlement, whether whole or partial, and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to admit in writing its liability for the Third Party Claim or portion thereof. If the Indemnifying Party admits its liability, the Indemnified Party shall not settle or compromise such Third Party Claim without the written consent of the Indemnifying Party (which shall not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party fails to respond and admit in writing its liability during such ten (10) day period, the Indemnifying Party will be deemed to have denied liability (in which case the Indemnifying Party shall have no right to consent over such settlement or compromise).

(f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure or remedy the Losses complained of, (ii) admit its liability for such Losses, or (iii) dispute the claim for such Losses. If the Indemnifying Party does not notify the Indemnified Party within such period that it has cured or remedied the Losses or that it disputes the claim for such Losses, the Indemnifying Party shall be deemed to have disputed the claim for such Losses.

Section 11.4 Limitation on Actions.

(a) The Parties’ indemnity obligations hereunder with respect to a representation, warranty, covenant, or agreement shall continue as to such representation, warranty, covenant, or agreement only until the applicable Termination Date , except in each case as to matters for which a Claim Notice has been delivered to the Indemnifying Party on or before the Termination Date. The indemnity obligations with respect to the Specified Liabilities shall survive Closing until the one-year anniversary of the Closing Date.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement:

(1) Seller shall not have any liability under this Article XI for any individual Loss that does not exceed $250,000;

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(2) Subject to Section 11.4(b)(1), Seller shall not have any liability under this Article XI unless and until the aggregate amount of the liability for all Losses for which Claim Notices are timely delivered by Buyer and for which Buyer is eligible for indemnity under Section 11.4(b)(1) exceeds a deductible amount equal to 3% of the Base Purchase Price, after which point Buyer (or Buyer Indemnitees) shall be entitled to claim Losses only in excess of that amount;

(3) In no event shall any Sellers aggregate liability to Buyer and Buyer Indemnitees under Section 11.2(a)(1) exceed the value of the Escrowed Share Consideration, except in the case of breaches of the Seller Fundamental Representations or in the case of actual Fraud; and

(4) In no event shall Sellers’ aggregate liability arising out of the indemnification obligations under Article XI exceed the Base Purchase Price, and Buyer waives and releases and shall have no recourse against Seller pursuant to Article XI or under or by reason of this Agreement or the transactions contemplated hereunder in excess of the Base Purchase Price.

(c) Notwithstanding anything else to the contrary contained elsewhere in this Agreement, Seller’s aggregate liability to Buyer for a breach of the Special Warranty with respect to any Property shall not exceed the Allocated Value of such Property.

(d) Notwithstanding anything to the contrary in this Agreement, solely for purposes of determining the amount of Losses that are the subject matter of an indemnification or reimbursement claim hereunder with respect to such representations and warranties (and not for purposes of determining whether there is any breach), such representations and warranties shall be read without regard and without giving effect to the terms “material” or “Material Adverse Effect” or similar terms, phrases or qualifiers contained in such representation or warranty.

(e) TO THE FULLEST EXTENT PERMITTED BY LAW, A PARTY SHALL BE ENTITLED TO THE LIMITATIONS ON LIABILITY HEREUNDER, IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE APPLICABLE LOSS IS THE RESULT OF (IN WHOLE OR IN PART) THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT, OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, OTHER FAULT OR THE VIOLATION OF LAW, IN EACH CASE, OF OR BY SUCH PARTY. No Buyer Indemnitees or Seller Indemnitees shall be entitled to recover any Losses under any provision of this Article XI to the extent Buyer or Seller, respectively, are compensated for such Losses under Article II or such Buyer Indemnitee or Seller Indemnitee, respectively, has received payment for such Losses under any provision of this Agreement.

(f) In no event may Buyer or any of its Affiliates initiate a Proceeding alleging or asserting that any Seller or any other Person is liable for Fraud in connection with this Agreement or any of the acts or transactions contemplated hereunder unless such alleged Fraud (i) specifically relates to a matter with respect to which Seller remains responsible for Fraud by the express terms of this agreement, or (ii) does not relate to any representation, warranty, statement, or information made or communicated, orally or in writing, with respect to which Buyer has disclaimed reliance. Further, no Seller shall have any liability for Fraud of another Seller or Person unless such Seller committed or participated in the Fraud of such other Seller or Person.

Article XII
Miscellaneous

Section 12.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by facsimile or electronic transmittal (including in .pdf format) is as effective as executing and delivering this Agreement in the presence of other Parties to this Agreement.

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Section 12.2 Notices. All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing and delivered personally, by facsimile, by email or by registered or certified mail, postage prepaid, as follows:

If to Seller Representative:

CIC Pogo LP
Oak Lawn Hall at Old Parkland
3879 Maple Avenue
Suite 400
Dallas, TX 75219
	Attention:	Chris Cowan
Email: [ ]

with copies (which shall not constitute notice) to:

Pogo Resources, LLC 4809 Cole Avenue, Suite 200 Dallas, Texas 75205
	Attention:	Kirk Pogoloff
Email: [ ]

with copies (which shall not constitute notice) to:

Hamilton Squibb & Shores, LLP 8150 N. Central Expy.,
Suite 1150 Dallas, Texas 75206
	Attention:	Clifton A. Squibb
	Email:	csquibb@hamiltonsquibb.com

and

Baker Botts L.L.P. 2001 Ross Ave. Suite 900 Dallas, Texas 75201
	Attention:	Jon Platt
	Email:	jonplatt@bakerbotts.com

If to Buyer:	HNR Acquisition Corp.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
	Attention:	Donald W. Orr, President
	Email:	donald.orr@hnra-nyse.com

with a copy to (which shall not constitute notice):

K&L Gates LLP
599 Lexington Avenue
New York, New York 10022
	Attention:	Matthew Ogurick
	Email:	matthew.ogurick@klgates.com

HNR Acquisition Corp.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
	Attention:	David M. Smith, General Counsel
	Email:	dmsmith@hnra-nyse.com

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Either Party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given (i) when physically delivered in person to the Party to which such notice is addressed, (ii) when transmitted to the Party to which such notice is addressed by confirmed facsimile transmission or email transmission, or (iii) at the time of receipt by the Party to which such notice is addressed.

Section 12.3 Expenses. Except as otherwise provided in this Agreement, all Transaction Expenses incurred by Seller in connection with or related to the authorization, preparation, or execution of this Agreement, the Transaction Documents, and the Exhibits and Schedules hereto and thereto, and all other matters related to Closing, including all fees and expenses of counsel, accountants, and financial advisors, shall be borne solely and entirely by Seller, and all such Transaction Expenses incurred by Buyer shall be borne solely and entirely by Buyer. At Closing, Seller shall cause to be paid all outstanding Transaction Expenses attributable to Seller or the Company out of the Cash Consideration, and, for the avoidance of doubt, in no event shall any Transaction Expenses attributable to Buyer or its Affiliates reduce the Minimum Cash Amount or any amounts payable to Seller at Closing.

Section 12.4 Law; Venue. This Agreement and any claims, actions or Proceedings arising from this Agreement, whether in contract, tort, or otherwise shall be governed by, and construed in accordance with the Laws of the State of Texas without giving effect to any choice or conflict of Law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws of any other jurisdiction.

Section 12.5 Jurisdiction; Waiver of Jury Trial(a) . . EACH PARTY CONSENTS TO PERSONAL JURISDICTION IN ANY ACTION BROUGHT IN THE UNITED STATES FEDERAL COURTS LOCATED WITHIN DALLAS COUNTY, TEXAS, OR TO PERSONAL JURISDICTION IN ANY ACTION, BROUGHT IN THE STATE COURTS LOCATED IN DALLAS COUNTY, TEXAS, WITH RESPECT TO ANY DISPUTE, CLAIM, OR CONTROVERSY ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT, AND EACH OF THE PARTIES AGREES THAT ANY ACTION INSTITUTED BY IT AGAINST THE OTHER WITH RESPECT TO ANY SUCH DISPUTE, CONTROVERSY, OR CLAIM (EXCEPT A DISPUTE, CONTROVERSY, OR CLAIM REFERRED TO A TITLE ARBITRATOR, ACCOUNTING ARBITRATOR, OR OTHER ARBITRATOR OR EXPERT IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT) WILL BE INSTITUTED EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, OR IN THE STATE COURTS LOCATED IN DALLAS COUNTY, TEXAS. IN ADDITION, EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION IN THE RESPECTIVE JURISDICTIONS REFERENCED IN THIS SECTION. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.6 Amendment; Waivers. No amendment, modification, or discharge of this Agreement, and no waiver under this Agreement, shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification, discharge, or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. The waiver by either of the Parties of a breach of or a default under any of the provisions of this Agreement, or to exercise any right or privilege under this Agreement, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, or privileges under this Agreement.

Section 12.7 Assignment. No Party shall assign all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Party, and any assignment or delegation made without such consent shall be void and of no effect. This Agreement shall inure to the benefit of, and be binding on and enforceable by and against, the Parties and their respective successors and permitted assigns.

Section 12.8 Entire Agreement. This Agreement and the other Transaction Documents to be executed hereunder and the Exhibits and Schedules attached hereto, together with the Confidentiality Agreement, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties pertaining to the subject matter hereof. In the event of a conflict between the Confidentiality Agreement and this Agreement, the terms and provisions of this Agreement shall prevail to the extent of the conflict.

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Section 12.9 No Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than the Parties to any claims, cause of action, remedy, or right of any kind, except the rights expressly provided to the Buyer Indemnitees and the Seller Indemnitees.

Section 12.10 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term hereof, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, but the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

Section 12.11 Construction. Each of the Parties has had substantial input into the drafting and preparation of this Agreement and has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions.

Section 12.12 Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NONE OF SELLER INDEMNITEES OR BUYER INDEMNITEES SHALL BE ENTITLED TO PUNITIVE, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS, REVENUE, OR PRODUCTION) IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF THE PARTIES, FOR ITSELF AND ON BEHALF SELLER INDEMNITEES OR BUYER INDEMNITEES, AS APPLICABLE, HEREBY EXPRESSLY WAIVES ANY RIGHT TO PUNITIVE, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS, REVENUE, OR PRODUCTION) IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT TO THE EXTENT AN INDEMNIFIED PARTY IS REQUIRED TO PAY PUNITIVE, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS, REVENUE, OR PRODUCTION) TO A THIRD PARTY THAT IS NOT AN INDEMNIFIED PARTY.

Section 12.13 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any other Transaction Document, Buyer, on behalf of Buyer Indemnitees, covenants, agrees, and acknowledges that no Person other than Seller has any obligation hereunder and that neither Buyer nor any other Buyer Indemnitee has any right of recovery under this Agreement or any other Transaction Document against, and no personal liability under this Agreement or any Transaction Document shall attach to, any of Seller’s former, current, or future equity holders, controlling Persons, directors, officers, employees, general or limited partners, members, managers, Affiliates, or agents, or any former, current or future equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, or agent of any of the foregoing (each of the foregoing, a “Non-Recourse Party”), whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by or through a claim by or on behalf of Buyer against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable Law, whether in contract, tort, or otherwise.

Section 12.14 Relationship of Seller; Seller’s Representative. Each Seller hereby irrevocably constitutes and appoints CIC as its true and lawful agent and attorney-in-fact with full power of substitution to do any and all things and execute any and all documents which may be necessary, convenient or appropriate to facilitate the consummation of the transactions contemplated hereby and the exercise of all rights and the performance of all obligations hereunder, including: (i) receiving payments under or pursuant to this Agreement and disbursements thereof to each Seller, as contemplated by this Agreement, and setting aside portions of such payments reasonably determined by Sellers’ Representative to be necessary or appropriate as a reserve to make payments required under this Agreement or to fund out-of-pocket expenses (including the fees and expenses of counsel) incurred in connection with the performance of its duties under this Agreement; (ii) receiving and forwarding of notices and communications pursuant to this Agreement and accepting service of process; (iii) giving or agreeing to, on behalf of all the Sellers or any Sellers, any and all consents, waivers and amendments deemed by the Sellers’ Representative, in its reasonable and good faith discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (iv) with respect to any indemnification claims, purchase price adjustment provisions, title defect processes and all other matters arising under this Agreement, (A) disputing or refraining from disputing, on behalf of any Seller relative to any amounts to be received by any Seller under this Agreement or any agreements contemplated hereby, or

Annex A-49

any claim made by Buyer under this Agreement, (B) negotiating and compromising, on behalf of each Seller, any dispute, controversy or dispute that may arise under, and exercise or refrain from exercising any rights or remedies available under, this Agreement, and (C) executing, on behalf of each Seller, any settlement agreement, release or other document with respect to such dispute or remedy, except in each case with respect to a dispute between any Seller on the one hand and the Sellers’ Representative on the other hand; and (v) performing those actions or exercising those powers otherwise specifically provided to the Sellers’ Representative pursuant to the terms of this Agreement; provided, however, that, in each case, the Sellers’ Representative shall not take any action adverse to any Seller unless such action is also taken proportionately with respect to all the Sellers. Notices and communications to or from the Sellers’ Representative shall constitute Notice to or from each of the Sellers. Any decision, act, consent or instruction of the Sellers’ Representative (acting in its capacity as the Sellers’ Representative) shall constitute a decision of all Sellers and shall be final, binding and conclusive upon each Seller, and Buyer may rely upon any such decision, act, consent or instruction. Each Seller hereby agrees that: (i) in all matters in which action by the Sellers’ Representative is required or permitted, the Sellers’ Representative is authorized to act on behalf of such Seller, notwithstanding any dispute or disagreement among the Sellers, and Buyer shall be entitled to rely on any and all action taken by the Sellers’ Representative under this Agreement without any liability to, or obligation to inquire of, any Seller, notwithstanding any knowledge on the part of Buyer of any such dispute or disagreement; and (ii) the appointment of the Sellers’ Representative is coupled with an interest and shall be irrevocable by each Seller in any manner or for any reason. Each Seller hereby agrees to indemnify, defend, and hold harmless and release Sellers’ Representative from any and all Damages (known or unknown, actual or contingent, or existing or arising hereinafter) incurred or claimed against Sellers’ Representative in connection with its actions (and any inactions) taken or refrained to be taken by Sellers’ Representative in its capacity as agent of such Seller, regardless of fault of Sellers’ Representative.

Section 12.15 Certain Waivers. Buyer and the Company agree, on their own behalf and on behalf of their respective Affiliates, that, following the Closing, Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP may serve as counsel to any Seller and its Affiliates in connection with any matters related to this Agreement and the transactions contemplated hereby, including any dispute arising out of or relating to this Agreement and the transactions contemplated hereby, notwithstanding any representation by Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP of Company Group prior to the Closing Date. Buyer, on behalf of itself and its Affiliates (including Company Group after the Closing) hereby (a) consents to each of Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP representation of any Seller or its Affiliates in connection with any matters related to this Agreement and the transactions contemplated hereby (the “Subject Representation”), (b) waives any claim it has or may have that Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP has a conflict of interest or is otherwise prohibited from engaging in such Subject Representation based on its representation of Company Group prior to the Closing and (c) agrees that, in the event that a dispute arises between Buyer, Company Group or any of their respective Affiliates, on the one hand, and any Seller and/or its Affiliates, on the other hand, none of Buyer, Company Group or any of their respective Affiliates will object to Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP representing any Seller and/or its Affiliates in such dispute due to the interests of any Seller and its Affiliates being directly adverse to Buyer, Company Group or any of their respective Affiliates or due to Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP having represented Company Group in a matter substantially related to such dispute. Buyer further agrees that, as to all communications among Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP, Company Group, any Seller or their respective Affiliates and representatives prior to the Closing that relate in any way to the Subject Representation, the attorney-client privilege belongs, to the extent such privilege exists, to Seller and its Affiliates and may be controlled by any Seller and each of its Affiliates and will not, with respect to such privileged communications, pass to or be claimed by Buyer, Company Group, or any of their respective Affiliates. To the extent that Buyer, Company Group, or any of their respective Affiliates has or maintains any ownership of the privilege with respect to these communications, they agree, except as may be required by applicable Law, not to waive or to attempt to waive the privilege without the express written approval of the applicable Seller. Notwithstanding the foregoing, in the event that a dispute arises between Buyer, any member of Company Group and a Third Party (other than a Seller and its Affiliates) or any Governmental Body after the Closing, any member of Company Group may assert the attorney-client privilege against such Third Party to prevent disclosure of confidential communications by or with Baker Botts L.L.P. and/or Hamilton Squibb & Shores, LLP.

[Execution Page Follows]

Annex A-50

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates indicated below, effective as of the Execution Date.

SELLER:

CIC:

CIC Pogo LP

/s/ Fouad Bashour	Date:12/27/2022
By: Fouad Bashour, Manager

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SELLER (Continued):

DenCo:

DenCo Resources, LLC

/s/ John L. Denman, Jr	Date:12/27/2022
By: John L. Denman, Jr., President

Annex A-52

SELLER (Continued):

4400:

4400 Holdings, LLC

/s/ Kirk Pogoloff	Date: 12/27/2022
By: Kirk Pogoloff, Manager

Annex A-53

SELLER (Continued):

Pogo Management:

Pogo Resources Management, LLC

/s/ Kirk Pogoloff	Date: 12/27/2022
By: Kirk Pogoloff, Manager

Annex A-54

BUYER:

HNR Acquisition Corp

/s/ Donald W. Orr	Date:12/27/2022
By: Donald W. Orr, President

Annex A-55

SPONSOR:

HNRAC SPONSORS LLC

/s/ Donald W. Orr	Date:12/27/2022
By: Donald W. Orr

Annex A-56

Annex B

HNR Acquisition Corp. 2023 OMNIBUS INCENTIVE PLAN

HNR ACQUISITION CORP. 2023 OMNIBUS INCENTIVE PLAN

1.      PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that provides for the Company’s long-term growth and profitability and that benefits its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, SARs, Restricted Stock, RSUs, Dividend Equivalent Rights, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options.

2.      DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1    “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of making a grant of Options or SARs, an entity shall not be considered an Affiliate unless the Company holds a Controlling Interest in such entity. The preceding sentence does not, however, apply for purposes of determining whether Service is uninterrupted for purposes of vesting, exercisability, or expiration of Options and SARs.

2.2    “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

2.3    “Award” shall mean a grant under the Plan of an Option, a SAR, Restricted Stock, a RSU, a Dividend Equivalent Right, a Performance Award, an Other Equity-Based Award, or cash.

2.4    “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.5    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.6    “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

2.7    “Board” shall mean the Board of Directors of the Company.

2.8    “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.9    “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property, or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

Annex B-1

2.10  “Change in Control” shall mean, subject to Section 18.11, the occurrence of any of the following:

(a)     A transaction or a series of related transactions whereby any Person or Group (other than the Company or any Affiliate) becomes the Beneficial Owner of more than 50% of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) (together with any new directors whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)     The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation immediately after such transaction;

(d)    The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate), except any such transaction or series of transactions in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of such Person or Group immediately after such transaction or series of transactions; or

(e)     The consummation of a plan or proposal for the liquidation, winding up, or dissolution of the Company.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.11  “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code section.

2.12  “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13  “Company” shall mean HNR Acquisition Corp., a Delaware corporation, and any successor thereto.

2.14  “Controlling Interest” shall have the meaning set forth in Treasury Regulation § 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b), an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation § 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or SARs is based on a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation § 1.414(c)-2(b)(2)(i).

2.15  “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16  “Disqualified Individual” shall have the meaning set forth in Code § 280G(c).

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2.17  “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date of the declaration thereof.

2.18  “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders in accordance with Section 5.1.

2.19  “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.20  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.21  “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)     If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)    If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code § 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method it deems appropriate, to be applied consistently with respect to Grantees; provided that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and SARs, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, by using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.22  “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) (and such Grantee) own more than 50% of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) (and such Grantee) own more than 50% of the voting interests.

2.23  “Fully Diluted Basis” shall mean, as of any date of determination, the sum of (a) the number of shares of Voting Stock outstanding as of such date of determination plus (b) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

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2.24  “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 (for example, in the case of a new hire, the first date on which such new hire performs any Service), or (c) such date later than the dates specified in clauses (a) and (b) specified by the Committee in the corporate action approving the Award.

2.25  “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.26  “Group” shall have the meaning set forth in Exchange Act §§ 13(d) and 14(d)(2).

2.27  “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code § 422.

2.28  “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.29  “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.30  “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.31  “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.32  “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.33  “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code §§ 280G or 4999.

2.34  “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a SAR, Restricted Stock, an RSU, a Dividend Equivalent Right, or a Performance Award.

2.35  “Parachute Payment” shall mean a “parachute payment” within the meaning of Code § 280G(b)(2), or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.36  “Performance Award” shall mean an Award of Options, SARs, Restricted Stock, RSUs, Other Equity-Based Awards, or cash made subject to the achievement of Performance Measures (as provided in Article 13) over a Performance Period specified by the Committee.

2.37  “Performance Measures” shall mean performance criteria on which performance goals under Performance Awards are based.

2.38  “Performance Period” shall mean the period of time, up to ten years, during or over which the Performance Measures under Performance Awards must be met in order to determine the degree of payout or vesting with respect to any such Performance Awards.

2.39  “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.10(a) and Section 2.10(d), Person shall have the meaning set forth in Exchange Act §§ 13(d) and 14(d)(2).

2.40  “Plan” shall mean this HNR Acquisition Corp. 2023 Omnibus Incentive Plan, as amended and/or restated from time to time.

2.41  “Prior Stockholders” shall mean the holders of equity securities that represented 100% of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company or any sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (or other equity securities into which the Stock or such other equity securities are converted as part of such reorganization, merger, or consolidation transaction).

2.42  “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock or RSUs is subject to restrictions.

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2.43  “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

2.44  “RSU” shall mean restricted stock unit, which is a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.45  “SAR” shall mean a stock appreciation right granted to a Grantee pursuant to Article 9.

2.46  “SAR Price” shall mean the per share exercise price of a SAR.

2.47  “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.48  “Securities Market” shall mean an established securities market.

2.49  “Separation from Service” shall have the meaning set forth in Code § 409A.

2.50  “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.51  “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.52  “Service Recipient Stock” shall have the meaning set forth in Code § 409A.

2.53  “Share Limit” shall have the meaning set forth in Section 4.1.

2.54  “Short-Term Deferral Period” shall have the meaning set forth in Code § 409A.

2.55  “Stock” shall mean the common stock, par value $0.0001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

2.56  “Stock Exchange” shall mean the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or another established national or regional stock exchange.

2.57  “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or SARs, such Award would be considered to be granted in respect of Service Recipient Stock under Code § 409A.

2.58  “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or shall combine.

2.59  “Ten Percent Stockholder” shall mean a natural Person who owns more than 10% of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code § 424(d) shall be applied.

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2.60  “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person. Without limiting the generality of the foregoing, the Stock shall be Voting Stock of the Company.

3.      ADMINISTRATION OF THE PLAN

3.1    Committee.

3.1.1 Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2 Composition of the Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall (a) be a Non-Employee Director and (b) satisfy the composition requirements of any Stock Exchange on which the Stock is listed. Any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof.

3.1.3 Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.1.4 Delegation by the Committee.

If and to the extent permitted by Applicable Laws, the Committee, by resolution, may delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time

Annex B-6

rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2    Board.

The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3    Terms of Awards.

3.3.1 Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)     designate Grantees;

(b)    determine the type or types of Awards to be made to a Grantee;

(c)     determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)    establish the terms and conditions of each Award (including the Option Price of any Option, the SAR Price for any SAR, and the purchase price for applicable Awards, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)     prescribe the form of each Award Agreement evidencing an Award;

(f)     subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)    make Substitute Awards.

3.3.2 Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) policy or procedure of the Company or an Affiliate, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent set forth in the Plan or an Award Agreement or to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws that impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

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3.4    No Repricing Without Stockholder Approval.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for, or in substitution of, Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.5    Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into RSUs that comply with the requirements of Code § 409A and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code § 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code § 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6    Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.      STOCK SUBJECT TO THE PLAN

4.1    Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to 1,400,000 shares of Stock (the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

4.2    Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code § 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

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4.3    Share Usage.

(a)     Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)    Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs shall be counted against the Share Limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. At least the target number of shares of Stock issuable under a Performance Award grant shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares of Stock issued upon settlement of the Performance Award to the extent different from such target number of shares of Stock.

(c)     If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

(d)    The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.      TERM; AMENDMENT AND TERMINATION

5.1    Term.

The Plan shall become effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within 12 months of the Effective Date. Upon approval of the Plan by the Company’s stockholders, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the Stockholders do not approve the Plan within 12 months of the Effective Date, any Awards made under the Plan on or after the Effective Date shall not be exercisable, settleable, or deliverable, except to the extent such Awards could have otherwise been made under the Plan. The Plan shall terminate on the first to occur of (a) 11:59PM ET on the day before the tenth anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2    Amendment, Suspension, and Termination.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of any Grantee affected thereby, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be conditioned on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1, or the SAR pricing provisions of Section 9.1 without the approval of the Company’s stockholders.

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6.      AWARD ELIGIBILITY AND LIMITATIONS

6.1    Eligible Grantees.

Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2    Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code § 424 for any Incentive Stock Option and consistent with Code § 409A for any other Option or SAR.

7.      AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.      TERMS AND CONDITIONS OF OPTIONS

8.1    Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of one share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one share of Stock.

8.2    Vesting and Exercisability.

Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that shall vest or be exercisable within a six-month period starting on the Grant Date.

8.3    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted

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to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten years from the Grant Date of such Option as the Committee shall determine.

8.4    Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5    Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 that results in the termination of such Option.

8.6    Method of Exercise.

Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7    Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8    Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

8.9    Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10  Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the
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Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable thereto immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11  Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code § 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12  Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code § 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten days thereafter.

9.      TERMS AND CONDITIONS OF SARS

9.1    Right to Payment and SAR Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR.

9.2    Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that shall vest or be exercisable within a six-month period starting on the Grant Date.

9.3    Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

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9.4    Rights of Holders of SARs.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

9.5    Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6    Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.    TERMS AND CONDITIONS OF RESTRICTED STOCK AND RSUS

10.1  Grant of Restricted Stock and RSUs.

Awards of Restricted Stock and RSUs may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2  Restrictions.

At the time a grant of Restricted Stock or RSUs is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock or RSUs and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or RSUs as provided in Article 13. Awards of Restricted Stock and RSUs may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3  Registration; Restricted Stock Certificates.

Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall

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deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4  Rights of Holders of Restricted Stock.

Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock that vest or are earned based on the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

10.5  Rights of Holders of RSUs.

10.5.1 Voting and Dividend Rights.

Holders of RSUs shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such RSUs to direct the voting of the shares of Stock underlying such RSUs, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of RSUs that the holder of such RSUs shall be entitled to receive Dividend Equivalent Rights, in accordance with Article 12.

10.5.2 Creditor’s Rights.

A holder of RSUs shall have no rights other than those of a general unsecured creditor of the Company. RSUs represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6  Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or RSUs held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or RSUs, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock or RSUs.

10.7  Purchase of Restricted Stock and Shares of Stock Subject to RSUs.

The Grantee of an Award of Restricted Stock or vested RSUs shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested RSUs from the Company at a purchase price equal to the greater of (a) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested RSUs or (b) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested RSUs. Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

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10.8  Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock or RSUs settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to an RSU once the shares of Stock represented by such RSU have been delivered in accordance with this Section 10.8.

11.    TERMS AND CONDITIONS OF OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Article 11 may be granted with vesting, value, or payment contingent on the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.    TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1  Dividend Equivalent Rights.

A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions that are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award that vests or is earned based on the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.

12.2  Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

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13.    TERMS AND CONDITIONS OF PERFORMANCE AWARDS

13.1  Grant of Performance Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards in such amounts and on such terms as the Committee shall determine.

13.2  Value of Performance Awards.

Each grant of a Performance Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion that, depending on the extent to which they are achieved, shall determine the amount of cash or value or number of shares of Stock that shall be paid out to the Grantee thereof.

13.3  Earning of Performance Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of a Performance Award shall be entitled to receive a payout of the value earned under such Performance Award by such Grantee over such Performance Period, to be determined based on the extent to which the corresponding performance goals have been achieved.

13.4  Form and Timing of Payment of Performance Awards.

Payment of the value earned under a Performance Award shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (a) may pay the value earned under Performance Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (b) shall pay the value earned under Performance Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under a Performance Award may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Performance Award.

13.5  Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance Award, and the timing thereof, may be subject to the achievement of such Performance Measures as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

13.6  Performance Measures.

Performance under any Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select a Performance Measure for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance Award based on the achievement of performance goals pursuant to any Performance Measures. For the avoidance of doubt, nothing herein is intended to prevent the Committee from granting Awards subject to subjective performance conditions (including individual performance conditions).

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14.    FORMS OF PAYMENT

14.1  General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs shall be made in cash or in cash equivalents acceptable to the Company.

14.2  Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

14.3  Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 18.3.

14.4  Other Forms of Payment.

To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock or vested RSUs only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price or the required tax withholding amount.

15.    REQUIREMENTS OF LAW

15.1  General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award on any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other

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securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed to be conditioned on the effectiveness of such registration or the availability of such an exemption.

15.2  Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Exchange Act § 12, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Exchange Act § 16(b) shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

16.    EFFECT OF CHANGES IN CAPITALIZATION

16.1  Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, which includes the number and kinds of issued shares of Capital Stock by which the Plan reserve may be increased annually, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

16.2  Transactions That Do Not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such

Annex B-18

Award received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures or other performance goals applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3  Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Awards, to the extent not assumed or continued:

(a)     Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance Awards, all outstanding shares of Restricted Stock and all RSUs and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following actions shall be taken:

(i)     At least 15 days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of 15 days. Any exercise of an Option or SAR during this 15-day period shall be conditioned on the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii)) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

(ii)    The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, RSUs or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, RSUs, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (2) the Option Price or SAR Price applicable to such Options or SARs.

(b)    For Performance Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though the target performance thereunder has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards shall be treated as though the target performance has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Article 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)     Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

16.4  Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, RSUs, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in

Annex B-19

Control for the assumption or continuation of such Options, SARs, Restricted Stock, RSUs, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, RSUs, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

16.5  Adjustments.

Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This Article 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

16.6  No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

17.    PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of such Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)     to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to such Grantee under the Plan to be considered a Parachute Payment; and

(b)    if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code § 409A or to the extent that Code § 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, that, to the extent any payment or benefit constitutes deferred compensation under Code § 409A, in order to comply with Code § 409A, except as otherwise provided in an applicable agreement between a Grantee and the Company or an Affiliate, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or RSUs, then by reducing or eliminating any other remaining Parachute Payments.

Annex B-20

18.    GENERAL PROVISIONS

18.1  Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer on any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise to hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2  Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

18.3  Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse of restrictions, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock; provided, however, that for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum statutory required withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amounts in such Grantee’s relevant tax jurisdiction).

Annex B-21

18.4  Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5  Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6  Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7  Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

18.8  Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9  Governing Law.

The Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10Foreign Jurisdictions.

To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate, or desirable to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements, or alternative versions of the Plan as in effect for any other purposes. The special terms and any sub-plans, appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.

18.11Code § 409A.

The Plan is intended to comply with Code § 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code § 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period shall not be treated as deferred compensation unless Applicable Laws require otherwise. Any grant of an Option or SAR pursuant to the Plan is intended to comply with the “stock rights” exemption from Code § 409A. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Annex B-22

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code § 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation § 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code § 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code § 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code § 409A.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code § 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.

18.12Limitation on Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code §§ 422 or 409A or by reason of Code § 4999, or otherwise asserted with respect to the Award; provided, that this Section 18.12 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

[Remainder of Page Intentionally Left Blank]

Annex B-23

To record adoption of the Plan by the Board as of [_____________] and approval of the Plan by the Company’s stockholders as of [_____________], the Company has caused its authorized officer to execute the Plan.

HNR ACQUISITION CORP.
By:
Name:
Title:

Annex B-24

Annex C

June 8, 2023

Board of Directors of
HNRA Acquisition Corp
3730 Kirby Drive, Suite 1200
Houston, Texas US 77098

To the Members of the Board:

RSI & Associates, Inc. (“RSI”) understands that pursuant to the terms of a Membership Interest Purchase Agreement (the “MIPA”), executed on December 27, 2022, between HNR Acquisition Corp, a Delaware corporation (“HNRA” or the “Company”), and Pogo Resources Management, LLC, a Texas limited liability company, CIC Pogo LP, a Delaware limited partnership, DenCo Resources, LLC, a Texas limited liability company, and 4400 Holdings, LLC, a Texas limited liability company (collectively, “POGO” or the “Sellers”), HNRA will acquire 100% of the Sellers outstanding membership interest in POGO Resources, LLC, a Texas limited liability company, as per the executed MIPA (the “Transaction”).

The Seller owns 100% of the membership interest of Pogo Resources, LLC. Pursuant to the terms of the MIPA, and subject to the provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA, Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller one hundred percent (100%) of the outstanding membership interests (the “Target Interest”) of Pogo Resources, LLC, a Texas limited liability company (the “Target”).

Pursuant to the terms of the MIPA, HNRA will acquire one hundred percent (100%) of the Target Interest at the purchase price in the amount of $120,000,000 comprised of (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); and (b) 2,000,000 shares of the Company’s common stock, valued at $10.00 per share (the “Share Consideration”).

Background and Engagement of RSI

RSI was retained by the management of HNRA on October 25, 2022 pursuant to an agreement for consulting services (the “Engagement Agreement”). The engagement included a value assessment of the Target Interest and to prepare and deliver to the Board its opinion (the “Opinion”) as to whether the consideration to be paid by HNRA under the Transaction is fair from a financial point of view to HNRA and its shareholders. The terms of the Engagement Agreement provide that RSI is to be paid a fee for its services upon delivery of an Opinion. In addition, RSI is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified in certain circumstances. The fee payable to RSI is not contingent in whole or in part on the outcome of the Transaction or on the conclusions reached in the Opinion.

The Board has not instructed RSI to prepare, and RSI has not prepared, a formal valuation of POGO, HNRA or any of their respective securities or assets, and the Opinion should not be construed as such. RSI has, however, conducted such analyses as it considered necessary in the circumstances to prepare and deliver its opinion of fairness.

Annex C-1

Overview of POGO

Pogo Resources, LLC is an independent oil and natural gas company based in Texas and formed in 2017. POGO’s focuses on the acquisition, development, exploration, production and divestiture of oil and natural gas properties in the Permian Basin. POGO’s properties are in the Grayburg-Jackson Field in Eddy County, New Mexico, which is a sub-area of the Permian Basin. POGO focuses primarily on production through waterflooding recovery methods. POGO’s assets consist of contiguous leasehold positions of approximately 13,700 gross acres with an average working interest of 100%. POGO operates 100% of the net acreage across the Company’s assets, all of which are net operated acreage of vertical wells with average depths of approximately 3,810 feet.

POGO’s average daily production for the nine months ended September 30, 2022 was 1,309 barrel of oil equivalent (“BOE”) per day, and for the full year of 2021 was 1,071 BOE per day. The increase in production is consistent with the Seller’s focus on the continued development of the Seven River waterflood interval.

Credentials of RSI

Established in 1993, RSI and our associates comprise a full-service business valuation, feasibility study, exit/succession planning and merger acquisition consulting firm. In the ordinary course of our business, we and our associates perform business valuations and feasibility studies throughout the United States on behalf of lenders, investment groups, public and private companies and legal & accounting professionals. RSI has participated in a significant number of transactions involving private and public companies and has extensive experience in business valuation and assessment of transaction fairness.

It is understood that this fairness opinion is for the benefit and use of the Board of Directors and Shareholders of HNRA (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction, the acquisition of the Target Interest, and subsequent filing of a proxy/registration statement with the SEC as a De-SPAC transaction.

Our opinion is essentially based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we are under no obligation to update, revise, or reaffirm this opinion.

The Opinion expressed herein represents the opinion of RSI as a firm. The form and content of the Opinion have been approved for release by a committee of directors and other professionals of RSI, all of whom are experienced in areas of merger, acquisition, divestiture, due diligence, business valuation and fairness opinion as well as transaction and transition management.

Relationships of RSI

Neither RSI nor any of its associates, is an insider, associate or affiliate of HNRA, POGO or any of their respective associates or affiliates. Subject to the following, there are no understandings, agreements or commitments between RSI and HNRA, POGO or any of their respective associates or affiliates with respect to any future business dealings. Although RSI may, in the future, provide additional valuation, feasibility or advisory services to HNRA, POGO or their respective affiliates.

Scope of Review

In preparing the Opinion, RSI has reviewed, considered and relied upon, without attempting to verify independently the completeness or accuracy thereof, among other things:

–	The Executed Membership Interest Purchase Agreement;
–	Audited Financial Statements of POGO Resources, LLC for periods ending 12/31/20, 12/31/21 and Unaudited Interim ending 9/30/22;
–	Unaudited Financial Statements of POGO Resources, LLC for all periods since 12/31/2019;
–	Detailed schedules (PP&E, DD&A) from Q2 2018 through Q3 2023 on the assets of POGO;

Annex C-2

–	Various technical reports on the assets of POGO;
–	Management Information Circulars of HNRA and POGO;
–	Financial Projections prepared by HNRA for periods ending 2023-2025;
–	Various detailed internal HNRA management reports;
–	Discussions with senior management of HNRA;
–	Reviewed public information relating to the business, operations, financial performance and transactional history of HNRA, POGO and other selected public companies considered by RSI to be applicable;
–	Reviewed and discussed certain internal operating information with respect to the business, operations and prospects of POGO, furnished to or discussed with RSI by the management of POGO;
–	HNRA developed risking assumptions of the POGO’s resource potential, which RSI discussed with their technical personnel, who deemed the assumptions reasonable;
–	Public information with respect to other transactions of a comparable nature considered by us to be applicable (the Master List of which is attached hereto as Appendix A);
–

Representations contained in separate certificates addressed to RSI, as of the date hereof, from senior officers of HNRA as to the completeness, accuracy and fair presentation of the information upon which the Opinion is based;

–	Such other corporate, industry and financial market information, investigations and analyses as RSI considered necessary or appropriate in the circumstances;
–

Reviewed the reports provided entitled Evaluation of Certain Oil and Gas Properties (the “Reserve Reports”), regarding the Company’s proved, probable and possible reserves, with particular focus placed on the report as of September 31, 2022. The reports were prepared by representatives of the engineering firm of William M. Cobb & Associates, Inc.;

–

Reviewed the impact of different commodity price assumptions on the net asset value of the Company’s proved, probable and possible reserves, as well as the resources potential of POGO assets, using customary adjustments to reflect an October 1, 2022 effective date for this opinion;

–	Reviewed and discussed with technical and engineering personnel POGO’s resource potential from its current physical assets, business relationships and personnel;
–	Compared certain financial and stock market information of other companies we deemed applicable (the Master List of which is attached hereto as Appendix B);
–	Performed such other analyses and examinations and considered such other factors that RSI deemed appropriate;
–	Compared certain financial terms of the Transaction to financial terms, to the extent publicly available, of other transactions we deemed applicable; and
–	Performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

RSI has not, to the best of its knowledge, been denied access by HNRA or POGO to any information requested by RSI.

Annex C-3

Summary of Analysis and Methodology

Analysis Assumptions

In addition to a review and assessment of historical performance of POGO, the analysis incorporates the business combination of HNRA and POGO utilizing the following assumptions:

–	13,700 gross contiguous acres, 100% HBP;
–	342 producing wells with 100% WI and 84% NRI;
–	98% of well inventory is active and can be monitored remotely;
–	Current production volumes of 1,400 BOEPD (15% gas, 85% oil);
–	PDP Reserves of 5.99mm Bo and 1.76 Bcfg, Total Proved of 17.5mm BO and 3.8 Bcfg;
–	PDP PV-10 of $199.7mm, Total Proved PV-10 of $492.6mm
–	Stabilized production with no concentration and predictable declines;
–	No regulatory or compliance issues;
–	The Company’s management structure and field operations is fully staffed with experienced personnel;
–	Revenue projections for 2023-2027 were conservatively based upon a 10-year average of $65.00/bbl and $4.00/mcf

Annex C-4

Adjusted Balance Sheet

The balance sheet was adjusted to reflect the estimated assets to transfer as part of the acquisition, as provided by HNRA Management.

Adjusted Balance Sheet

POGO Resources/Consolidated

Period Ending: Sep-22

		Adjustments + or (-)	Adjusted Book
Assets
Cash/Equivalents	2,500,723	(723)	2,500,000
Accounts Receivable	3,526,872	(126,872)	3,400,000
Prepaid Expenses	270,313	(313)	270,000
Other Current Assets	—	—	—
Total Current Assets	6,297,908		$6,170,000

Land	—	—	—
Oil & Gas Properties and Equipment, Net	53,255,014	(14)	53,255,000
Operating Lease Assets, Net	125,568	(568)	125,000
Other Property, Plant and Equipment	83,004	(4)	83,000
[1] Other Non-Current Assets	7,777	5,992,223	6,000,000
Total Assets	59,769,271		$65,633,000

Liabilities/Equity
Accounts Payable	1,554,826	174	1,555,000
Accrued Liabilities	603,686	1,314	605,000
Royalties Payable	1,258,979	1,021	1,260,000
Asset Retirement Obilgation Current	325,450	(450)	325,000
Operating Lease Liabilities, Current	64,326	(326)	64,000
Total Current Liabilities	3,807,267		$3,809,000

Long Term Debt	22,750,000	(22,750,000)	—
Non Operating	675,000	—	675,000
Asset Retirement Obligation	3,796,313	(313)	3,796,000
Operating Lease Liabilities, Non-Current	63,417	(417)	63,000
Total Liabilities	31,091,997		$8,343,000

Total Equity	28,677,274		57,290,000
Total Liabilities & Net Worth	59,769,271		$65,633,000

____________

1        Credit for trailing 4 months of net cash flow as defined in MIPA. HNRA is assuming $1.5mm a month x 4 = $6mm.

Annex C-5

Historical Income Statement

As part of the analysis as to the fairness of the acquisition of POGO, RSI analyzed the business’ audited income statements for the years ending December 2020 and December 2021, as well as the interim period ending September 2022. We annualized the interim statement revenues utilizing the Reserve Report, as of September 31, 2022 for production estimates and the Q4 average for realized prices. The expenses are an estimate based upon historical reporting. The exhibit below presents the business’ income statements for the periods ending December 2020 through September 2022.

Historical	2020A	2021A	Sep 2022A	2022E
Oil and Gas Revenue	$8,202,200	$23,966,375	$31,495,376	$39,952,474
Less: LOE	$(4,148,592)	$(5,310,139)	$(6,096,096)	$(7,391,208)
Less: Production Tax	$(825,525)	$(2,082,371)	$(2,582,621)	$(3,196,198)
Less: SG&A	$(1,586,177)	$(2,231,710)	$(2,870,546)	$(3,827,395)
Adjusted EBITDAX	$1,641,906	$14,342,155	$19,946,113	$25,537,674
Less: Exploration Invt Exp	$(8,104,490)	$(24,260,882)	$(14,307,196)	$(14,307,196)
Adjusted EBITDA	$(6,462,584)	$(9,918,727)	$5,638,917	$11,230,478

Financial Projections

The projections incorporate all activity associated with HNRA’s proposed acquisition of POGO, as presented and defined by HNRA’s Management. The financial projections have a basis in the performance and activity as defined in the Reserve Reports, through the utilization of the assets to be acquired and HNRA’s proposed operating model.

Projections	2023P	2024P	2025P	2026P	2027P
Oil (BO)	502,630	788,000	1,126,130	1,205,770	1,183,890
Natural Gas (Mcf)	355,550	390,910	439,590	398,970	350,290
Realized Prices
Crude Oil ($/Bbl)	$65.00	$65.00	$65.00	$65.00	$65.00
Natural Gas ($/Mcf)	$4.00	$4.00	$4.00	$4.00	$4.00
Oil and Gas Revenue	$34,093,150	$52,783,640	$74,956,810	$79,970,930	$78,354,010
Less: LOE	$(4,261,644)	$(6,597,955)	$(9,369,601)	$(9,996,366)	$(9,794,251)
Less: Production Tax	$(2,795,638)	$(4,328,258)	$(6,146,458)	$(6,557,616)	$(6,425,029)
Less: SG&A	$(4,726,020)	$(4,726,020)	$(4,726,020)	$(4,726,020)	$(4,726,020)
Adjusted EBITDAX	$22,309,848	$37,131,407	$54,714,730	$58,690,927	$57,408,710
Less: Exploration Invt Exp	$(15,685,000)	$(46,135,000)	$(32,236,000)	$0	$0
Adjusted EBITDA	$6,624,848	$(9,003,593)	$22,478,730	$58,690,927	$57,408,710

Annex C-6

Summary of Analysis Methodologies

In analyzing the Fairness of the Proposed Transaction, RSI utilized the following methodologies for its analysis of the HNRA’s proposed acquisition of POGO:

Approach	Methodology	Description	Findings
Asset	Adjusted Book Value Analysis	The Adjusted Book Value represents the net value of the entity and is calculated as the total adjusted or normalized value of the entity’s assets, minus the total value of its adjusted liabilities.

Assessing Adjusted Book Value is useful as a risk assessment exercise and for utilization in Guideline Public Companies Analysis of price to tangible book. It is not generally used as an indicator of value of a viable ongoing business. POGO is regarded as a high growth prospect and should be valued based upon its earning potential and/or market comparison.

Income	Discounted Future Earning (DFE) Analysis

The discounted future earnings analysis is an income method to estimate value through a calculation of discounting projected future earnings back to the date of valuation. At the end of the projection period, a residual value is calculated and discounted to its present value at the date of valuation. After the business’ non-operating assets and liabilities are added/deducted to the present value of all projected earnings, the result is the fair market value of the total business entity. The theory behind the discounted future earnings method is that an entity’s value is equal to the present value of its expected future earnings.

DFE provided the best indication of value, as POGO is positioned and equipped to capitalize on its market position through the investments made to its infrastructure, operating assets and organization. In addition, utilizing any methodology that relies on historical earnings would be unreliable due to the impact the pandemic had on the market, the industry, the economy and subsequently the subject company. The value estimate for POGO using DFE was significantly higher than the proposed offering.

Market	Guideline Public Company (GPC) Analysis

The Guideline Public Company Method assesses the value of a private company based upon the observed pricing multiples from trading activity of public companies, viewed as sufficiently similar to the private company. The pricing multiple is applied to the similar factors of the private company to determine an estimated value. The most common multiples being price-to-earnings, price-to-revenue and price-to-book.

Utilizing the GPC Analysis was useful in assessing the estimated value of POGO. As previously stated, utilizing any methodology that relies on historical earnings would be unreliable due to the impact the pandemic had on the market, the industry, the economy and subsequently the subject company. Even with the negative impact of the pandemic, the value estimates of price to earnings exceeded the proposed offering, while price to revenue fell within an acceptable range of value.

Annex C-7

Assumptions and Limitations

The Opinion is subject to the assumptions, explanations and limitations set forth below.

RSI has, subject to the exercise of its professional judgment, relied upon, without independent verification, the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from public sources, or that was provided to us, by HNRA or POGO or their respective associates, affiliates and advisors (collectively, the “Information”). In RSI’s review and analysis and in rendering this opinion, we have relied upon financial and other information provided to us by POGO and HNRA, their affiliates and representatives. However, we have not assumed any responsibility to independently investigate or verify, the accuracy, completeness and fair presentation of said financial and other information that was provided to us by the POGO and HNRA, their affiliates and representatives or including any publicly available to us (including, without limitation, the Information described above), or that was otherwise reviewed by us. This opinion is expressly conditioned upon such Information (whether written or oral) being complete, accurate, fair in all respects and material to our analysis. RSI has further relied upon the assurance of management of both HNRA and POGO that they are unaware of any facts that would make the information provided to us incomplete or misleading in any respect.

Our analyses were based, among other things, on the financial history of the Target and post-acquisition projections of the Target (the “Financial Projections”) furnished to us by senior management of HNRA. With respect to the Financial Projections, we note that projecting future results of any company is inherently subject to uncertainty. We express no opinion as to the Financial Projections or the assumptions on which they are based. In addition, in rendering this opinion, we have assumed that the Financial Projections have been reasonably prepared by management and reflect management’s best currently available estimates and good faith judgment of the future competitive, operating and regulatory environment and related financial performance of the Target, and that the Financial Projections and the assumptions derived therefrom provide a reasonable basis for our opinion. Although the Financial Projections did not form the principal basis for our opinion, but rather constituted one of many items that we employed. Consequently, changes to the Financial Projections could affect the opinion rendered herein.

Our opinion speaks only as of the dates hereof and we expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

In RSI’s review we did not obtain or receive any independent evaluation or appraisal of the tangible assets or liabilities of, nor did we conduct a comprehensive physical inspection of any of the assets of the Target, nor have we been furnished with any such evaluations or appraisals or reports of such physical inspections, nor do we assume any responsibility to obtain any such evaluations, appraisals or inspections. Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We have made no independent investigation of any legal or accounting matters affecting POGO, HNRA or the Sellers, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to parties involved in the Transaction including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and Transactions contemplated by the MIPA. In addition, in preparing this opinion, we have not taken into account any tax consequences of the Transaction to either the Sellers, Buyers, Target or to any holder of Membership Interest or Common Stock.

In rendering this opinion, we have also assumed that:

(i)     In all respects material to our analysis: that the representations and warranties of each party contained in the MIPA are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the MIPA and that all conditions to the consummation of the Transaction will be satisfied without waiver thereof which would affect the amount or timing of receipt of the Consideration;

(ii)    There is not now, and there will not as a result of the consummation of the transactions contemplated by the MIPA be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which the Company or any of its subsidiaries or affiliates is a party; and

Annex C-8

(iii)   All material assets and liabilities (contingent or otherwise, known or unknown) of the Target were as set forth in the consolidated financial statements provided to us by the Company as of the respective dates of such financial statements and adjusted to reflect the parties understanding and agreement.

In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the consideration, or any other aspects of the Transaction, or to provide services other than the delivery of this opinion. We were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Target or any other alternative transaction. We did not participate in negotiations with respect to the terms of the Transaction and related transactions. Consequently, we have assumed that such terms are the most beneficial terms from the Sellers’ perspective that could under the circumstances be negotiated among the parties to such Transaction.

It is understood that our opinion is solely for the use and benefit of the Board of Directors of the Company and the Company’s Shareholders, in the consideration of the Transaction, and our opinion does not address the relative merits of the transactions contemplated by the MIPA as compared to any alternative transactions that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Transaction or the terms of the Merger Agreement or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of shares of Common Stock should vote or act on any matter relevant to the Merger Agreement (including without limitation, whether or not to tender Common Stock in connection with the Offer). Our opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any matter, without our prior written consent. Notwithstanding the foregoing, if required by law, our opinion may be included in the Company’s proxy statement or similar disclosure document with respect to the Transaction; provided that it is reproduced in full. Any summary of, or other description of, the opinion in such proxy statement or other disclosure document, or other reference to RSI or its opinion, will be approved by RSI or its counsel at their sole discretion.

This Fairness Opinion will be made available for inspection and copying at the principal executive offices of the Company, during its regular business hours, by any interested equity security holder of the Company or representative who has been so designated in writing by the security holder.

Conclusion

Based upon and subject to the foregoing, RSI is of the opinion that, as of the date hereof, the consideration to be paid by HNRA pursuant to the Transaction is fair from a financial point of view to HNRA.

Yours very truly,

RSI & ASSOCIATES, INC.

Annex C-9

APPENDIX A

Guideline Public Company Database
Summary for Latest Fiscal Year Periods

Populated on 02082023

	Ticker	Market Cap	MVIC	Sales	EBITDA	EBIT	Tan Book	Gross Profit	MVIC to Sales	MVIC to EBITDA	MVIC to EBIT	MVIC to Tan Book
Ticker 1	EPSN	78,728,437	52,231,132	42,403,992	26,907,493	20,280,477	79,263,333	42,403,992	1.23	1.94	2.58	0.66
Ticker 2	PHX	385,663,213	410,566,404	70,328,133	45,658,862	38,380,744	136,078,519	70,328,133	5.84	8.99	10.70	3.02
Ticker 3	EPM	182,183,820	195,153,820	108,926,000	53,434,000	45,381,000	96,764,000	60,269,000	1.79	3.65	4.30	2.02
Ticker 4	PNRG	415,081,944	442,222,944	89,543,000	39,733,000	13,408,000	136,579,000	77,963,000	4.94	11.13	32.98	3.24
Ticker 5	VKIN	9,867,436	17,571,006	37,987,964	8,638,128	1,330,971	20,187,505	34,984,920	0.46	2.03	13.20	0.87
Ticker 6	SMGI	5,596,020	38,275,959	52,113,827	-8,976,273	-8,976,273	16,784,776	-600,591	0.73	-4.26	-4.26	2.28
Ticker 7	AXAS	2,952,049	208,288,049	78,858,000	46,127,000	30,484,000	98,782,000	78,858,000	2.64	4.52	6.83	2.11
Ticker 8	STR	327,026,262	448,647,262	72,838,000	53,021,000	37,788,000	1,197,143,000	72,838,000	6.16	8.46	11.87	0.37
Ticker 9	GTE	474,556,672	1,102,838,672	473,722,000	293,813,000	153,939,000	956,471,000	473,722,000	2.33	3.75	7.16	1.15
Ticker 10	AMPY	250,908,990	462,109,990	342,916,000	146,497,000	118,429,000	165,159,000	342,916,000	1.35	3.15	3.90	2.80
Ticker 11	VOC	78,710,000	78,422,796	9,302,296	8,670,000	8,670,000	16,005,190	9,302,296	8.43	9.05	9.05	4.90
Ticker 12	TXO	0	144,553,000	228,344,000	84,079,000	44,190,000	693,459,000	159,088,000	0.63	1.72	3.27	0.21
Ticker 13	MXC	8,502,879	7,132,113	6,587,780	4,226,673	2,881,238	12,224,616	5,306,668	1.08	1.69	2.48	0.58
Ticker 14	SPND	15,672,338	4,999,338	6,024,000	480,000	359,000	16,559,000	3,904,000	0.83	10.42	13.93	0.30
Ticker 15	RSRV	32,470,223	22,341,066	9,116,426	3,395,807	640,884	29,798,830	6,394,599	2.45	6.58	34.86	0.75
Ticker 16	USEG	1,356,579	-3,065,421	6,658,000	-398,000	-964,000	13,435,000	6,658,000	-0.46	7.70	3.18	-0.23
Ticker 17	REI	319,949,982	608,788,317	196,305,966	132,924,815	95,756,848	591,870,858	191,972,734	3.10	4.58	6.36	1.03
Ticker 18	EGY	130,436,100	81,761,100	199,075,000	100,160,000	79,100,000	144,297,000	117,820,000	0.41	0.82	1.03	0.57
Ticker 19	PED	132,738,973	106,808,973	15,860,000	3,708,000	-3,672,000	91,483,000	15,860,000	6.73	28.81	-29.09	1.17
Ticker 20	ESTE	316,196,749	632,183,749	419,643,000	300,585,000	194,218,000	1,366,261,000	419,643,000	1.51	2.10	3.26	0.46
Median									1.65	4.13	5.33	0.95
Mean									2.61	5.84	6.88	1.41

Annex C-10

APPENDIX B

Trading Comps Consolidated Output

Marketing Book:         T&O, Consolidation Book/Populated on 02032023

			Stock Price					EV/EBITDA		EV/Production			Price/CFPS		Free Cash Flow			EBITDA				Production				Reserves
			Price on	vs. 52-Week
		Company Name	2/3/2023	High	Low	Market Cap	EV	2023E	2024E	2023E	2024E	EV/1P	2022E	2023E	2023E	2024E	2024E	LTM	2023E	2024E	2024E	Current	2023E	2024E	2024E	1P
			$/share	%	%	$mm	$mm	x	x	$/boepd	$/boepd	$/boe	x	x	$MM	$MM	$MM	$MM	$MM	$MM	$MM	Mboe/d	Mboe/d	Mboe/d	Mboe/d	MMboe
	Integrated
#	Company
1	Exxon Mobil Corporation	Exxon Mobil	$111.92	(5)%	51%	$456,857	$475,834	5.2x	5.9x	$123,794	$126,451	NA	NA	NA	$43,795	$37,154	$37,154	$91,128	$91,088	$80,185	$80,185	0	3,763	3,844	3,763	0
2	Chevron Corporation	Chevron	169.45	(11)%	30%	327,655	351,296	5.9x	6.5x	109,285	114,658	NA	NA	NA	30,136	27,474	27,474	55,955	59,836	54,080	54,080	3,011	3,064	3,214	3,064	0
3	Shell plc	Shell	29.20	(6)%	32%	203,512	249,187	3.5x	3.8x	85,640	86,612	25.96	NA	NA	35,140	29,435	29,435	82,519	70,565	65,163	65,163	2,831	2,877	2,910	2,877	9,600
4	TotalEnergies SE	TOTAL	61.15	(8)%	29%	150,929	180,130	2.7x	3.2x	67,890	65,784	15.78	NA	3.2x	33,501	22,952	22,952	62,278	66,048	56,138	56,138	2,669	2,738	2,653	2,738	11,418
5	BP p.l.c.	BP	35.15	(4)%	39%	106,326	146,629	2.5x	3.1x	64,914	65,073	8.77	NA	NA	23,990	19,774	19,774	38,102	59,362	47,969	47,969	2,298	2,253	2,259	2,253	16,727
6	Equinor ASA	Equinor	29.51	(27)%	20%	93,352	102,040	1.2x	1.5x	49,382	52,264	19.70	NA	2.5x	28,102	16,555	16,555	82,634	82,884	69,688	69,688	1,885	1,952	2,066	1,952	5,180
7	Eni S.p.A.	Eni	15.02	(7)%	33%	50,551	71,542	2.5x	3.0x	41,651	44,065	11.46	NA	2.5x	9,343	8,922	8,922	29,991	28,486	23,992	23,992	1,578	1,624	1,718	1,624	6,241
8	Repsol, S.A.	Repsol	15.65	(11)%	31%	21,554	29,207	2.2x	2.8x	50,111	53,095	51.13	NA	2.1x	4,624	3,697	3,697	10,340	13,182	10,579	10,579	549	550	583	550	571
		Low	$15.02	(27)%	20%	$21,554	$29,207	1.2x	1.5x	$41,651	$44,065	$8.77	0.0x	2.1x	$4,624	$3,697	$3,697	$10,340	$13,182	$10,579	$10,579	0	550	583	550	0
		High	$169.45	(4)%	51%	$456,857	$475,834	5.9x	6.5x	$123,794	$126,451	$51.13	0.0x	3.2x	$43,795	$37,154	$37,154	$91,128	$91,088	$80,185	$80,185	3,011	3,763	3,844	3,763	16,727
	Large-Cap
#	Company
1	ConocoPhillips	ConocoPhillips	$108.11	(22)%	38%	$134,713	$144,898	4.7x	5.2x	$78,406	$80,849	NA	NA	NA	$15,857	$13,715	$13,715	$36,378	$30,649	$27,971	$27,971	0	1,792	1,848	1,792	0
2	Occidental Petroleum Corporation	Occidental	61.24	(21)%	63%	55,476	85,672	3.9x	4.9x	71,072	73,833	24.39	NA	3.4x	13,423	9,490	9,490	20,710	22,168	17,500	17,500	0	1,160	1,205	1,160	3,512
3	EOG Resources, Inc.	EOG	124.62	(17)%	35%	73,200	73,247	5.0x	4.9x	73,499	80,367	19.55	NA	5.9x	6,728	7,217	7,217	13,576	14,750	15,020	15,020	919	911	997	911	3,747
4	Pioneer Natural Resources Company	Pioneer	220.00	(24)%	10%	52,272	56,544	4.5x	5.3x	83,102	87,131	25.45	NA	4.6x	8,172	4,706	4,706	12,669	12,624	10,754	10,754	657	649	680	649	2,222
5	Hess Corporation	Hess	137.57	(14)%	54%	42,192	49,497	8.9x	6.8x	112,687	134,233	39.28	NA	NA	2,132	2,203	2,203	5,850	5,553	7,301	7,301	386	369	439	369	1,260
6	Devon Energy Corporation	Devon	60.85	(23)%	25%	39,778	45,481	4.6x	4.8x	68,460	74,303	27.98	NA	4.5x	6,084	4,732	4,732	10,381	9,788	9,388	9,388	614	612	664	612	1,626
7	Diamondback Energy, Inc.	Diamondback	138.40	(18)%	33%	25,414	31,662	4.4x	4.5x	73,514	82,133	17.70	NA	3.9x	4,322	3,748	3,748	7,306	7,140	6,991	6,991	391	385	431	385	1,789
8	Coterra Energy Inc.	Coterra	24.26	(34)%	14%	19,128	21,047	3.1x	4.3x	32,656	33,283	7.28	NA	3.4x	3,881	1,957	1,957	6,879	6,718	4,848	4,848	0	632	645	632	2,893
9	APA Corporation	Apache	42.04	(19)%	40%	13,516	19,842	3.0x	3.3x	48,104	50,320	21.73	NA	2.9x	2,775	2,045	2,045	6,414	6,555	5,956	5,956	337	394	412	394	913
10	Marathon Oil Corporation	Marathon Oil	26.03	(22)%	34%	16,481	19,478	3.3x	3.7x	47,709	56,562	17.60	NA	3.3x	4,039	3,037	3,037	5,360	5,845	5,276	5,276	0	344	408	344	1,107
11	EQT Corporation	EQT	31.26	(40)%	52%	11,474	16,195	4.5x	3.4x	16,848	18,219	3.89	NA	3.7x	1,941	2,150	2,150	5,285	3,590	4,731	4,731	0	889	961	889	4,160
12	Ovintiv Inc.	Ovintiv	46.44	(22)%	27%	11,528	16,037	3.6x	3.4x	31,616	31,549	7.10			2,213	2,562	2,562	5,280	4,448	4,732	4,732	516	508	507	508	2,258
13	Chesapeake Energy Corporation	Chesapeake	84.60	(21)%	31%	11,334	14,013	3.1x	3.4x	20,580	20,950	8.78			2,232	1,489	1,489	4,450	4,474	4,139	4,139	685	669	681	669	1,596
		Low	$24.26	(40)%	10%	$11,334	$14,013	3.0x	3.3x	$16,848	$18,219	$3.89	0.0x	2.9x	$1,941	$1,489	$1,489	$4,450	$3,590	$4,139	$4,139	0	344	408	344	0
		High	$220.00	(14)%	63%	$134,713	$144,898	8.9x	6.8x	$112,687	$134,233	$39.28	0.0x	5.9x	$15,857	$13,715	$13,715	$36,378	$30,649	$27,971	$27,971	919	1,792	1,848	1,792	4,160
	Mid-Cap
#	Company
1	Antero Resources Corporation	Antero	$27.48	(44)%	45%	$8,248	$13,222	4.1x	5.4x	$23,762	$24,686	$4.47	NA	2.8x	$2,248	$1,727	$1,727	$3,700	$3,236	$2,456	$2,456	0	536	556	536	2,956
2	Southwestern Energy Company	Southwestern	5.32	(46)%	21%	5,870	10,900	3.3x	3.1x	13,803	13,780	3.09	NA	2.0x	757	839	839	2,702	3,254	3,474	3,474	0	791	790	791	3,525
3	Murphy Oil Corporation	Murphy Oil	41.63	(19)%	60%	6,472	8,920	3.6x	3.8x	46,101	49,433	12.80	NA	NA	1,083	1,101	1,101	2,390	2,457	2,331	2,331	174	180	193	180	697
4	Matador Resources Company	Matador	62.17	(16)%	51%	7,346	8,361	4.0x	4.1x	66,719	80,159	25.85	NA	3.7x	1,135	818	818	2,139	2,116	2,047	2,047	105	104	125	104	323
5	Range Resources Corporation	Range	24.00	(36)%	29%	5,608	7,848	3.6x	4.7x	21,858	22,218	2.65	NA	2.9x	1,481	1,020	1,020	2,036	2,193	1,678	1,678	355	353	359	353	2,963
6	PDC Energy, Inc.	PDC	63.75	(29)%	23%	5,874	7,270	2.7x	2.8x	28,419	31,175	8.93	NA	2.4x	1,473	828	828	2,994	2,675	2,618	2,618	250	233	256	233	814
7	Comstock Resources, Inc.	Comstock	11.90	(46)%	66%	3,302	5,800	3.0x	3.5x	22,798	25,280	5.68	NA	1.9x	625	342	342	2,687	1,915	1,663	1,663	233	229	254	229	1,020
8	Chord Energy Corporation	Chord Energy	142.56	(21)%	53%	5,931	5,705	3.3x	2.7x	33,842	42,114	22.74	NA	2.6x	1,451	1,133	1,133	1,471	1,751	2,150	2,150	172	135	169	135	251
9	Kosmos Energy Ltd.	Kosmos	7.42	(13)%	81%	3,383	5,457	3.6x	3.2x	76,801	85,126	18.14	NA	4.5x	388	603	603	1,392	1,526	1,709	1,709	0	64	71	64	301
10	Civitas Resources, Inc.	Civitas	64.94	(23)%	47%	5,527	5,267	2.2x	2.5x	31,533	31,179	13.24	NA	2.8x	1,290	918	918	2,374	2,369	2,112	2,112	0	169	167	169	398
11	CNX Resources Corporation	CNX	16.28	(33)%	12%	2,770	5,136	4.3x	4.4x	19,142	19,785	NA	NA	NA	447	517	517	401	1,186	1,176	1,176	0	260	268	260	0
12	SM Energy Company	SM Energy	32.13	(42)%	10%	3,945	5,026	2.6x	2.7x	33,482	34,740	10.22	NA	2.2x	860	612	612	2,387	1,921	1,857	1,857	138	145	150	145	492
13	Crescent Point Energy Corp.	Crescent Point	6.94	(37)%	26%	3,872	4,860	2.1x	2.2x	34,846	36,783	11.06	NA	NA	1,254	1,401	1,401	3,942	2,333	2,190	2,190	133	132	139	132	439
14	Callon Petroleum Company	Callon Petroleum	40.21	(40)%	29%	2,477	4,846	2.8x	2.9x	45,544	46,615	10.00	NA	1.6x	599	474	474	1,862	1,731	1,648	1,648	107	104	106	104	485

Annex C-11

Trading Comps Consolidated Output

Marketing Book:         T&O, Consolidation Book/Populated on 02032023

			Stock Price					EV/EBITDA		EV/Production			Price/CFPS		Free Cash Flow				EBITDA					Production					Reserves
			Price on	vs. 52-Week
		Company Name	2/3/2023	High	Low	Market Cap	EV	2023E	2024E	2023E	2024E	EV/1P	2022E	2023E	2023E	2024E	2024E		LTM	2023E	2024E	2024E		Current	2023E	2024E	2024E		1P
			$/share	%	%	$mm	$mm	x	x	$/boepd	$/boepd	$/boe	x	x	$MM	$MM	$MM		$MM	$MM	$MM	$MM		Mboe/d	Mboe/d	Mboe/d	Mboe/d		MMboe
15	Magnolia Oil & Gas Corporation	Magnolia	23.10	(24)%	28%	4,331	4,236	3.2x	3.8x	50,763	56,000	31.30	NA	4.0x	799	448	448		1,314	1,342	1,129	1,129		82	76	83	76		135
16	Denbury Inc.	Denbury	83.40	(20)%	47%	4,153	4,187	6.8x	5.8x	85,710	89,199	21.84	NA	8.0x	159	210	210		742	620	720	720		0	47	49	47		192
17	Enerplus Corporation	Enerplus	16.75	(13)%	57%	3,755	4,169	3.1x	3.7x	42,449	41,686	12.30	NA	3.3x	893	608	608		1,373	1,344	1,120	1,120		108	100	98	100		339
18	Northern Oil and Gas, Inc.	Northern Oil & Gas	31.96	(18)%	49%	2,715	3,875	3.5x	2.7x	41,163	51,059	13.47	NA	2.7x	477	671	671		1,101	1,104	1,461	1,461		79	76	94	76		288
19	HighPeak Energy, Inc.	HighPeak	27.57	(28)%	60%	3,120	3,648	6.3x	2.7x	71,907	148,515	56.81	NA	5.9x	0	312	312		465	579	1,330	1,330		26	25	51	25		64
20	California Resources Corporation	California Resources	$40.77	(21)%	13%	2,968	3,245	3.6x	3.4x	35,786	35,694	6.76	NA	4.2x	300	306	306		486	908	965	965		92	91	91	91		480
21	Baytex Energy Corp.	Baytex	$4.39	(36)%	24%	2,390	3,184	2.5x	2.7x	36,613	38,113	27.37	NA	2.8x	687	607	607		1,794	1,293	1,192	1,192		83	84	87	84		116
		Low	$4.39	(46)%	10%	$2,390	$3,184	2.1x	2.2x	$13,803	$13,780	$2.65	0.0x	1.6x	$0	$210	$210		$401	$579	$720	$720		0	25	49	25		0
		High	$142.56	(13)%	81%	$8,248	$13,222	6.8x	5.8x	$85,710	$148,515	$56.81	0.0x	8.0x	$2,248	$1,727	$1,727		$3,942	$3,254	$3,474	$3,474		355	791	790	791		3,525
	Small-Cap
#	Company
1	Earthstone Energy, Inc.	Earthstone	$13.45	(40)%	26%	$1,418	$3,226	3.0x	2.4x	$31,741	$41,899	$21.86	NA	1.7x	$494	$475	$475		$886	$1,091	$1,325	$1,325		94	77	102	77		148
2	Talos Energy Inc.	Talos	18.69	(27)%	73%	1,543	2,168	2.6x	2.0x	31,263	36,362	13.42	NA	2.2x	302	319	319		1,045	838	1,074	1,074		53	60	69	60		162
3	Vital Energy, Inc.	Vital Energy	52.92	(56)%	16%	871	2,002	2.2x	2.1x	26,587	24,344	6.28	NA	1.1x	218	119	119		1,181	905	968	968		0	82	75	82		319
4	Gulfport Energy Corporation	Gulfport	63.04	(42)%	4%	1,215	1,990	2.5x	2.2x	11,448	12,108	3.06	NA	1.8x	275	320	320		617	782	918	918		152	164	174	164		650
5	Ranger Oil Corporation	Ranger	42.15	(21)%	55%	598	1,700	2.2x	1.8x	32,788	41,314	7.06	NA	2.4x	181	205	205		718	763	934	934		43	41	52	41		241
6	SilverBow Resources, Inc.	SilverBow	24.37	(51)%	8%	544	1,182	3.0x	1.9x	17,360	22,786	5.01	NA	1.4x	42	90	90		442	397	623	623		0	52	68	52		236
7	W&T Offshore, Inc.	W&T Offshore	5.84	NA	NA	836	1,103	2.0x	2.8x	27,284	27,439	7.00	NA	1.8x	283	91	91		414	556	399	399		0	40	40	40		158
8	Berry Corporation	Berry	9.11	(29)%	34%	699	1,061	2.8x	3.1x	39,539	40,586	10.88	NA	2.3x	202	104	104		388	381	338	338		26	26	27	26		97
9	Ring Energy, Inc.	Ring Energy	2.24	(56)%	5%	391	966	4.6x	3.2x	51,792	78,109	12.41	NA	1.7x	61	96	96		217	211	299	299		0	12	19	12		78
10	Riley Exploration Permian, Inc.	Riley	32.41	(11)%	104%	653	683	3.8x	3.3x	54,723	62,737	9.47	NA	3.8x	43	93	93		116	181	207	207		13	11	12	11		72
11	SandRidge Energy, Inc.	SandRidge	15.26	(48)%	39%	562	323	NA	NA	NA	NA	4.53	NA	NA	0	0	0		196	0	0	0		18	0	0	0		71
		Low	$2.24	(56)%	4%	$391	$323	2.0x	1.8x	$11,448	$12,108	$3.06	0.0x	1.1x	$0	$0	$0		$116	$0	$0	$0		0	0	0	0		71
		High	$63.04	(11)%	104%	$1,543	$3,226	4.6x	3.3x	$54,723	$78,109	$21.86	0.0x	3.8x	$494	$475	$475		$1,181	$1,091	$1,325	$1,325		152	164	174	164		650
	Micro-Cap
#	Company
1	Whiting Canadian Holding Company ULC	Whiting	$0.00	NA	NA	$0	$2,395	NA	NA	NA	NA	$14.32	NA	NA	$0	$0	$0		$801	$0	$0	$0		0	0	0	0		167
2	Vitesse Energy, Inc.	Vitesse Energy	16.19	(10)%	16%	457	515	NA	NA	NA	NA	12.10	NA	NA	0	0	0		146	0	0	0		0	0	0	0		43
3	Cohen Development Gas & Oil Ltd.	Centennial Resource Dev.	23.97	(19)%	7%	155	149	NA	NA	NA	NA	NA	NA	NA	0	0	0		17	0	0	0		0	0	0	0		0
4	MCF Energy Ltd.	Contango	0.50	(7)%	509%	92	92	NA	NA	NA	NA	NA	NA	NA	0	0	0		0	0	0	0		0	0	0	0		0
5	CLERHP Estructuras, S.A.	Continental Resources	3.46	(13)%	145%	41	53	NA	NA	NA	NA	NA	NA	NA	0	0	0		(0)	0	0	0		0	0	0	0		0
		Low	$0.00	(19)%	7%	$0	$53	0.0x	0.0x	$0	$0	$12.10	0.0x	0.0x	$0.00	$0.00	$0.00	##	$(0.07)	$0.00	$0.00	$0.00	##	$0.00	$0.00	$0.00	$0.00	##	$0.00
		High	$23.97	(7)%	509%	$457	$2,395	0.0x	0.0x	$0	$0	$14.32	0.0x	0.0x	$0.00	$0.00	$0.00	##	$800.54	$0.00	$0.00	$0.00	##	$0.00	$0.00	$0.00	$0.00	##	$167.25

Annex C-12

Annex D

Report of William M. Cobb & Associates, Inc. as of December 31, 2021 (LH Operating)

See below

EVALUATION

OF

CERTAIN OIL AND GAS
PROPERTIES

LOCATED IN

EDDY COUNTY NEW
MEXICO

PREPARED FOR

POGO RESOURCES, LLC

AS OF

DECEMBER 31, 2021

WILLIAM M. COBB & ASSOCIATES, INC.

Worldwide Petroleum Consultants

WILLIAM M. COBB & ASSOCIATES, INC.
Worldwide Petroleum Consultants

12770 Coit Road, Suite 907	(972) 385-0354
Dallas, Texas	Fax: (972) 788-5165
E-Mail: office@wmcobb.com

March 31, 2023

Mr. Nick Holbrook
Pogo Resources, LLC
4809 Cole Avenue, Suite 106
Dallas, Texas 75205

Subject:  Grayburg-Jackson Field, Eddy County, New Mexico
Reserve and Cash Flow Projections, SEC Guidelines

Dear Mr. Holbrook:

In accordance with your request, William M. Cobb & Associates, Inc. (Cobb & Associates) has estimated the proved reserves and future income as of December 31, 2021, attributable to the interest of Pogo Resources, LLC (Pogo) in certain oil and gas properties located in the Grayburg-Jackson Field, Eddy County, New Mexico. The Pogo properties have historically produced from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs in descending depth order. The focus of this report is to capture reserves attributable to both the historical (“legacy”) SR-Q-G-SA completions and the recent Pogo implementation and expansion of the Seven Rivers (SR) waterflood. This report was completed on November 11, 2022 and minor revisions to the wording were made on March 31, 2023.

Table 1 summarizes our estimate of the proved oil and gas reserves for all planned development and the pre-federal income tax value undiscounted and discounted at ten percent. Values shown are determined utilizing the December 31, 2021, SEC Commodity Price Forecast. The discounted present worth of future income values shown below in Table 1 are not intended to necessarily represent an estimate of fair market value.

TABLE 1

POGO RESOURCES, LLC — NET RESERVES AND VALUE
AS OF DECEMBER 31, 2021

	Net Reserve s		Future Net Pre-Tax Cash Flow
Reserve Category	Oil (MBBL)	Gas (MMCF)	Undiscounted (M$)	Discounted at 10% (M$)
Legacy SR-Q-G-SA PDP	721.8	658.1	25,127.6	14,347.4
SR Waterflood PDP	4,926.8	878.0	215,020.3	111,043.5
TOTAL PDP	5,648.6	1,536.0	240,147.9	125,391.0
SR Waterflood PNP	7,512.5	1,338.7	291,194.0	109,974.6
SR Waterflood PUD	4,707.1	838.8	194,468.6	72,249.8
TOTAL PROVED	17,868.2	3,713.6	725,810.5	307,615.4

Annex D-1

Mr. Nick Holbrook
March 31, 2023
Page 2 – Grayburg-Jackson Reserves, SEC Guidelines

Oil volumes are expressed in thousands of stock tank barrels (MBBL). A stock tank barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF).

According to Pogo, the reserves evaluated in this report also constitute 100% of Pogo’s reserves. This report, which was prepared for Pogo’s use in filing with the SEC a proxy statement by HNR Acquisition Corp. and covers 100 percent of the total company present value discounted at ten percent (PV10) presented in such proxy statement. All assumptions, data, methods, and procedures considered necessary and appropriate were used to prepare this report.

DISCUSSION

Pogo’s leasehold covers approximately 14,300 acres in the Grayburg-Jackson Field. Historical production has been from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs ranging in depth from 1,500 to 4,000 feet. The production forecast for the historical SR-Q-G-SA completions is the basis for row one in Table 1. Recent and ongoing focus on the Seven Rivers waterflood implementation by Pogo is reflected in rows 2 – 4 in Table 1. Although the Seven Rivers interval is behind-pipe in many future Seven Rivers producers or injectors, a material number of planned producers and injectors will require new drill wellbores. The 170 development patterns have been categorized according to the producer status with 127 patterns being Proved Developed Non-Producing (PDNP) and 43 patterns being Proved Undeveloped (PUD).

In 2019 Pogo began an expansion of the existing Seven Rivers waterflood under several sections in the southern portion of the Pogo properties which had been economically successful and served as the analogy for the reserves estimated in this report. Evaluation of these economically successful patterns within the Pogo property yielded a median (P50) expectation of 32,545 barrels (Bbls) of oil for a typical Seven Rivers 40-acre well spacing primary recovery completion. Furthermore, the evaluation yielded a median expectation of 85,348 Bbls of oil for a typical Seven Rivers 20-acre well spacing waterflood recovery (primary + secondary) recovery completion. The difference between these two median recoveries yields a typical secondary oil recovery of 52,803 Bbls.

Net Pay and Pore Volume (Net Pay * Porosity) maps were generated for the Seven Rivers intervals included as waterflood reserves in this report: B1, B2, B3, B4, B5, B6, and C. The sum of the Pore Volume from these seven intervals constitutes the Total Pore Volume forming the volumetric basis for the Seven Rivers waterflood reserves. A total of 314 patterns with discretely estimated Pore Volume were evaluated. Only the 253 patterns under Pogo leases with less than 43,000 Bbls of cumulative oil production were used to distribute reserves in this report.

A pattern simulation model was used to forecast future recovery from the 253 Pogo Seven Rivers patterns. The simulation model is comprised of seven layers to represent the seven intervals of the Seven Rivers Pore Volume maps. Average thickness and porosity values from the seven intervals were used in the simulation models. As of this report date, 95 patterns were producing and 158 remained for future development. Of the remaining 158 patterns, 115 are categorized as PNP and 43 are PUD. Primary and secondary recovery cases were run to establish production forecast rates then used to distribute production expectations to each of the 253 Seven Rivers patterns. The individual Pore Volume of each pattern served as the key element for scaling the production forecast for each specific pattern. The oil volumes from this forecast are the basis for the Seven Rivers waterflood PDP reserves. The oil projection for these 253 patterns is the production forecast for the total Proved (PDP+PDNP+PUD) reserves for the Seven Rivers waterflood implementation.

OIL AND GAS PRICING

Projections of future oil and gas reserves contained in this report utilize the December 31, 2021, SEC Commodity Price Forecast. The SEC price is the arithmetic average of the “first-day-of-the-month” WTI Spot pricing for oil prices and Henry Hub prices for natural gas for the preceding 12-month period ending December 31, 2021. These prices were calculated to be $66.56 per barrel of oil and $3.598 per MMBTU of gas. Product prices used in the revenue forecasts have been adjusted for quality, location, and BTU content. After applying appropriate differentials

Annex D-2

Mr. Nick Holbrook
March 31, 2023
Page 3 – Grayburg-Jackson Reserves, SEC Guidelines

for each lease, the weighted average realized product prices for 2022 were estimated to be $65.73 per barrel of oil and $2.73 per MCF of gas, resulting in average 2022 differentials of negative $0.83 per barrel and negative $0.87 per MCF. Product prices and differentials were not escalated for this report.

OPERATING COSTS

Pogo provided historical lease operating expense (LOE) data through December 2021 for each lease. Based upon our analysis of that data, a fixed monthly operating cost was applied for each legacy lease. The Seven Rivers PDP waterflood case was assigned a monthly per pattern fixed monthly operating cost of $318,852 based on the provided data. The PNP and PUD cases were assigned a fixed monthly operating cost of $3,504 per new producer and $300 per month for each new injector. The costs were held constant for the report. There were no variable costs scheduled. The cashflow model for this report was prepared using PHDWin software. Any “other costs” in the report are fixed operating expenses for the new injectors and do not contain any variable costs.

CAPITAL COSTS

Capital costs and timing were provided by Pogo. This prospect will be developed using a combination of recompletions and new drill wells. The development cost to complete the remaining patterns is $96,256,000.

RESERVES AND CASH FLOW

Reserve and revenue projections for the proved reserves categories are shown in Table 2 after the signature page of this report. Cash flow is defined as revenue after deduction of state severance tax, ad valorem tax, operating cost, and capital cost. All economic projections are before federal income taxes.

PROPERTY ABANDONMENT

Cobb has not evaluated the abandonment costs or salvage value for the Pogo properties. Therefore, no abandonment costs have been scheduled for the subject properties. The Seven Rivers Reserves categories are estimated to become uneconomical by approximately June 2044. However, some of the currently producing legacy (SR-Q-G-SA) patterns do not become uneconomic until December 2070. Given the long producing life of the properties, the present value of any abandonment costs would be minimal. In addition, any future abandonment costs will be largely, or totally, offset by the salvage value of the wellbore tubulars and surface equipment.

PROFESSIONAL GUIDELINES

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years, from known reservoirs under expected economic and operating conditions. Reserves are considered proved if economic productivity is supported by either actual production or conclusive formation tests.

Probable reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than proved reserves, but more certain to be recovered than possible reserves. Possible reserves are those additional reserves which analysis of geoscience and engineering data suggest are less likely to be recoverable than probable reserves.

The reserve estimates shown in this report are those estimated to be recoverable in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X and the guidelines specified in Item 1202 (a)(8) of Regulation S-K of the U.S. Securities and Exchange Commission (SEC), and with the exception of the exclusion of future income taxes, conforms to the FASB Accounting Standards Codification Topic 932, Extractive Industries - Oil and Gas. The definitions for oil and gas reserves in accordance with SEC Regulation S-X are set forth in this report.

No current or impending regulations are known to restrict Pogo’s ability to recover the estimated reserves. No attempt was made to assess the possible effects of unknowable governmental regulations on the ability of Pogo to recover the reserves estimated in this report.

Annex D-3

Mr. Nick Holbrook
March 31, 2023
Page 4 – Grayburg-Jackson Reserves, SEC Guidelines

Reserves definitions used by Cobb & Associates in this report adhere to SEC guidelines and rely on SEC price forecast. In addition to SEC guidelines, the reserve definitions used by Cobb & Associates are also consistent with definitions set forth in the PRMS and approved by the Society of Petroleum Engineers and other professional organizations.

The reserves included in this report are estimates only and should not be construed as being exact quantities. Governmental policies, uncertainties of supply and demand, the prices actually received for the reserves, and the costs incurred in recovering such reserves, may vary from the price and cost assumptions in this report. Estimated reserves using price escalations may vary from values obtained using constant price scenarios. In any case, estimates of reserves, resources, and revenues may increase or decrease as a result of future operations.

Cobb & Associates has not examined titles to the appraised properties nor has the actual degree of interest owned been independently confirmed. The data used in this evaluation were obtained from Pogo Resources, LLC and the non-confidential files of Cobb & Associates and were considered accurate.

We have not made a field examination of the Pogo properties, therefore, operating ability and condition of the production equipment have not been considered. Also, environmental liabilities, if any, caused by Pogo or any other operator have not been considered, nor has the cost to restore the property to acceptable conditions, as may be required by regulation, been taken into account.

In evaluating available information concerning this appraisal, Cobb & Associates has excluded from its consideration all matters as to which legal or accounting interpretation, rather than geological or engineering, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data, and conclusions necessarily represent only informed professional judgments.

William M. Cobb & Associates, Inc. is an independent consulting firm founded in 1983. Its compensation is not contingent on the results obtained or reported. This report was prepared by associates of the firm who are licensed professional engineers and geologists with over 40 years of experience in the estimation, assessment, and evaluation of oil and gas reserves.

Annex D-4

Mr. Nick Holbrook
March 31, 2023
Page 5 – Grayburg-Jackson Reserves, SEC Guidelines

This section intentionally left blank.

Annex D-5

Mr. Nick Holbrook
March 31, 2023
Page 6 – Grayburg-Jackson Reserves, SEC Guidelines

DLB:arr

Attachments

M:Pogo/Grayburg-Jackson Reserves – 123121_SEC_Revised_033123

Annex D-6

Pogo Resources, Llc

Reserves for

Grayburg-Jackson Properties

TABLE 2

Economic Summary Projection

William M. Cobb & Associates, Inc.

December 31, 2021

Annex D-7

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION	Total
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	GRAND TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	33,997.78
Cum Gas (MMcf) :	22,432.81

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	571.51	188.37	0.00	482.01	140.62	0.00	65.73	2.73	0.00	32,066.21
2023	664.17	197.53	0.00	560.85	147.82	0.00	65.73	2.73	0.00	37,267.60
2024	966.35	251.52	0.00	817.32	188.82	0.00	65.73	2.73	0.00	54,237.38
2025	1,312.96	315.71	0.00	1,111.42	237.47	0.00	65.73	2.73	0.00	73,701.15
2026	1,391.11	326.64	0.00	1,177.77	245.80	0.00	65.73	2.73	0.00	78,085.17
2027	1,394.99	324.28	0.00	1,181.19	244.12	0.00	65.73	2.73	0.00	78,305.66
2028	1,373.61	317.28	0.00	1,163.18	238.92	0.00	65.73	2.73	0.00	77,107.63
2029	1,335.70	306.99	0.00	1,131.14	231.22	0.00	65.73	2.73	0.00	74,980.55
2030	1,288.10	295.15	0.00	1,090.88	222.34	0.00	65.73	2.73	0.00	72,310.33
2031	1,231.25	277.07	0.00	1,042.74	208.64	0.00	65.73	2.73	0.00	69,108.17
2032	1,167.05	256.25	0.00	988.32	192.80	0.00	65.73	2.73	0.00	65,488.42
2033	1,100.06	241.51	0.00	931.59	181.72	0.00	65.73	2.73	0.00	61,729.30
2034	1,026.42	225.59	0.00	869.22	169.74	0.00	65.73	2.73	0.00	57,596.76
2035	950.40	209.29	0.00	804.82	157.47	0.00	65.73	2.73	0.00	53,330.34
2036	876.35	193.46	0.00	742.11	145.56	0.00	65.73	2.73	0.00	49,176.10
Rem	4,463.80	1,013.02	0.00	3,773.64	760.50	0.00	65.73	2.73	0.00	250,115.90
Total	21,113.85	4,939.64	0.00	17,868.19	3,713.55	0.00	65.73	2.73	0.00	1,184,606.67
Ult	55,111.63	27,372.45	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	322.00	2,633.85	0.00	2,100.00	5,094.34	413.47	35.10	0.00	21,789.46	20,694.31
2023	359.00	3,061.30	0.00	15,685.00	4,996.99	1,058.21	205.50	0.00	12,260.60	31,371.91
2024	404.00	4,455.63	0.00	46,135.00	4,943.87	3,475.97	541.80	0.00	-5,314.90	27,134.12
2025	450.00	6,054.87	0.00	32,336.00	4,875.69	6,510.43	843.90	0.00	23,080.26	43,261.83
2026	415.00	6,415.11	0.00	0.00	4,726.07	7,148.16	871.20	0.00	58,924.63	81,650.92
2027	415.00	6,433.26	0.00	0.00	4,726.07	7,148.16	871.20	0.00	59,126.97	116,678.96
2028	415.00	6,334.86	0.00	0.00	4,726.07	7,148.16	871.20	0.00	58,027.34	147,929.82
2029	415.00	6,160.12	0.00	0.00	4,726.07	7,148.16	871.20	0.00	56,075.00	175,387.39
2030	415.00	5,940.76	0.00	0.00	4,703.89	7,148.16	871.20	0.00	53,646.33	199,271.07
2031	387.00	5,677.73	0.00	0.00	4,603.14	7,148.16	871.20	0.00	50,807.94	219,837.88
2032	360.00	5,380.41	0.00	0.00	4,505.83	7,148.16	871.20	0.00	47,582.82	237,346.59
2033	355.00	5,071.57	0.00	0.00	4,505.59	7,148.16	871.20	0.00	44,132.78	252,111.34
2034	355.00	4,732.05	0.00	0.00	4,505.59	7,148.16	871.20	0.00	40,339.76	264,382.63
2035	355.00	4,381.52	0.00	0.00	4,504.11	7,148.16	871.20	0.00	36,425.35	274,457.23
2036	351.00	4,040.21	0.00	0.00	4,476.51	7,148.16	871.20	0.00	32,640.02	282,663.29
Rem.		20,548.74	0.00	0.00	33,860.75	52,978.83	6,461.40	0.00	136,266.18	24,952.06
Total		97,321.99	0.00	96,256.00	104,480.58	143,066.67	17,670.90	0.00	725,810.54	307,615.35
		Present Worth Profile (M$)

		PW	5.00% :	455,691.90
Disc. Initial Invest. (M$) :	75,405.791	PW	8.00% :	357,208.83
ROInvestment (disc/undisc) :	5.08/8.54	PW	9.00% :	331,084.30

Years to Payout :	3.08	PW	12.00% :	267,380.40
Internal ROR (%) :	>1000	PW	15.00% :	220,121.63
		PW	20.00% :	165,124.04

Annex D-8

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	33,997.78
Cum Gas (MMcf) :	22,432.81

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	431.10	160.29	0.00	362.94	119.40	0.00	65.73	2.73	0.00	24,181.62
2023	436.93	152.08	0.00	368.14	113.48	0.00	65.73	2.73	0.00	24,507.39
2024	434.98	145.24	0.00	366.72	108.52	0.00	65.73	2.73	0.00	24,400.27
2025	426.69	138.45	0.00	359.86	103.54	0.00	65.73	2.73	0.00	23,935.80
2026	413.72	131.16	0.00	348.94	98.10	0.00	65.73	2.73	0.00	23,203.30
2027	401.69	125.62	0.00	338.87	94.02	0.00	65.73	2.73	0.00	22,530.71
2028	387.29	120.02	0.00	326.78	89.87	0.00	65.73	2.73	0.00	21,724.50
2029	371.44	114.14	0.00	313.45	85.51	0.00	65.73	2.73	0.00	20,836.34
2030	355.10	108.55	0.00	299.70	81.35	0.00	65.73	2.73	0.00	19,921.02
2031	336.52	98.13	0.00	284.01	73.43	0.00	65.73	2.73	0.00	18,868.00
2032	316.43	86.12	0.00	267.00	64.26	0.00	65.73	2.73	0.00	17,725.08
2033	296.38	80.77	0.00	250.08	60.27	0.00	65.73	2.73	0.00	16,601.98
2034	272.67	74.84	0.00	230.04	55.84	0.00	65.73	2.73	0.00	15,272.85
2035	250.53	69.31	0.00	211.33	51.71	0.00	65.73	2.73	0.00	14,031.69
2036	233.35	64.86	0.00	196.85	48.40	0.00	65.73	2.73	0.00	13,070.89
Rem	1,339.08	388.07	0.00	1,123.88	288.31	0.00	65.73	2.73	0.00	74,658.93
Total	6,703.91	2,057.66	0.00	5,648.56	1,536.02	0.00	65.73	2.73	0.00	375,470.35
Ult	40,701.69	24,490.46	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	311.00	1,986.04	0.00	0.00	5,094.34	0.00	0.00	0.00	17,101.25	16,308.68
2023	311.00	2,012.90	0.00	0.00	4,996.99	0.00	0.00	0.00	17,497.50	31,482.96
2024	289.00	2,004.16	0.00	0.00	4,943.87	0.00	0.00	0.00	17,452.24	45,242.04
2025	281.00	1,966.05	0.00	0.00	4,875.69	0.00	0.00	0.00	17,094.05	57,495.37
2026	246.00	1,905.92	0.00	0.00	4,726.07	0.00	0.00	0.00	16,571.31	68,295.48
2027	246.00	1,850.69	0.00	0.00	4,726.07	0.00	0.00	0.00	15,953.95	77,749.14
2028	246.00	1,784.48	0.00	0.00	4,726.07	0.00	0.00	0.00	15,213.96	85,944.24
2029	246.00	1,711.53	0.00	0.00	4,726.07	0.00	0.00	0.00	14,398.74	92,995.44
2030	246.00	1,636.35	0.00	0.00	4,703.89	0.00	0.00	0.00	13,580.78	99,042.14
2031	218.00	1,549.91	0.00	0.00	4,603.14	0.00	0.00	0.00	12,714.95	104,189.47
2032	191.00	1,456.09	0.00	0.00	4,505.83	0.00	0.00	0.00	11,763.16	108,518.25
2033	186.00	1,363.83	0.00	0.00	4,505.59	0.00	0.00	0.00	10,732.56	112,109.40
2034	186.00	1,254.64	0.00	0.00	4,505.59	0.00	0.00	0.00	9,512.62	115,003.85
2035	186.00	1,152.67	0.00	0.00	4,504.11	0.00	0.00	0.00	8,374.91	117,320.44
2036	182.00	1,073.74	0.00	0.00	4,476.51	0.00	0.00	0.00	7,520.64	119,210.88
Rem.		6,132.87	0.00	0.00	33,860.75	0.00	0.00	0.00	34,665.30	6,180.08
Total		30,841.87	0.00	0.00	104,480.58	0.00	0.00	0.00	240,147.90	125,390.96
		Present Worth Profile (M$)

		PW	5.00% :	166,994.60
Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	139,536.50
ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	132,118.70

Years to Payout :	0.00	PW	12.00% :	113,684.61
Internal ROR (%) :	0.00	PW	15.00% :	99,567.92
		PW	20.00% :	82,386.89

Annex D-9

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00	LEGACY Report Group
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	33,634.62
Cum Gas (MMcf) :	21,980.50

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	88.61	91.79	0.00	72.51	67.64	0.00	65.73	2.73	0.00	4,950.31
2023	76.25	79.94	0.00	62.28	58.97	0.00	65.73	2.73	0.00	4,254.75
2024	67.59	71.76	0.00	55.16	53.00	0.00	65.73	2.73	0.00	3,770.46
2025	59.91	65.10	0.00	48.83	48.11	0.00	65.73	2.73	0.00	3,340.63
2026	52.32	58.88	0.00	42.47	43.49	0.00	65.73	2.73	0.00	2,910.06
2027	48.37	54.96	0.00	39.26	40.63	0.00	65.73	2.73	0.00	2,691.28
2028	45.06	51.57	0.00	36.57	38.16	0.00	65.73	2.73	0.00	2,507.63
2029	41.92	48.24	0.00	34.01	35.71	0.00	65.73	2.73	0.00	2,333.20
2030	38.81	45.29	0.00	31.49	33.55	0.00	65.73	2.73	0.00	2,161.05
2031	34.79	37.78	0.00	28.14	27.84	0.00	65.73	2.73	0.00	1,925.30
2032	31.40	29.12	0.00	25.29	21.18	0.00	65.73	2.73	0.00	1,720.39
2033	29.65	27.43	0.00	23.89	19.96	0.00	65.73	2.73	0.00	1,624.75
2034	28.11	25.93	0.00	22.65	18.88	0.00	65.73	2.73	0.00	1,540.26
2035	26.63	24.53	0.00	21.46	17.87	0.00	65.73	2.73	0.00	1,459.08
2036	24.78	23.14	0.00	19.98	16.88	0.00	65.73	2.73	0.00	1,359.13
Rem	199.88	160.23	0.00	157.83	116.16	0.00	65.73	2.73	0.00	10,691.17
Total	894.06	895.68	0.00	721.81	658.06	0.00	65.73	2.73	0.00	49,239.45
Ult	34,528.68	22,876.18	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	310.00	405.96	0.00	0.00	1,328.11	0.00	0.00	0.00	3,216.24	3,072.06
2023	310.00	348.90	0.00	0.00	1,230.77	0.00	0.00	0.00	2,675.07	5,394.60
2024	288.00	309.18	0.00	0.00	1,177.65	0.00	0.00	0.00	2,283.63	7,196.76
2025	280.00	273.92	0.00	0.00	1,109.47	0.00	0.00	0.00	1,957.24	8,600.68
2026	245.00	238.59	0.00	0.00	959.84	0.00	0.00	0.00	1,711.63	9,716.68
2027	245.00	220.65	0.00	0.00	959.84	0.00	0.00	0.00	1,510.79	10,612.22
2028	245.00	205.59	0.00	0.00	959.84	0.00	0.00	0.00	1,342.20	11,335.47
2029	245.00	191.28	0.00	0.00	959.84	0.00	0.00	0.00	1,182.08	11,914.44
2030	245.00	177.16	0.00	0.00	937.66	0.00	0.00	0.00	1,046.22	12,380.32
2031	217.00	157.87	0.00	0.00	836.92	0.00	0.00	0.00	930.52	12,757.01
2032	190.00	141.12	0.00	0.00	739.61	0.00	0.00	0.00	839.67	13,065.99
2033	185.00	133.27	0.00	0.00	739.37	0.00	0.00	0.00	752.11	13,317.56
2034	185.00	126.34	0.00	0.00	739.37	0.00	0.00	0.00	674.55	13,522.69
2035	185.00	119.68	0.00	0.00	737.88	0.00	0.00	0.00	601.51	13,689.00
2036	181.00	111.48	0.00	0.00	710.29	0.00	0.00	0.00	537.37	13,824.07
Rem.		877.17	0.00	0.00	5,947.26	0.00	0.00	0.00	3,866.75	523.38
Total		4,038.15	0.00	0.00	20,073.72	0.00	0.00	0.00	25,127.58	14,347.45
		Present Worth Profile (M$)

		PW	5.00% :	18,122.88
Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	15,626.81
ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	14,956.14

Years to Payout :	0.00	PW	12.00% :	13,284.38
Internal ROR (%) :	0.00	PW	15.00% :	11,988.23
		PW	20.00% :	10,371.37
Annex D-10

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	CA Russell Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,067.92		Co., State :	Eddy, NM
Cum Gas (MMcf) :	521.06
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	2.81	0.00	0.00	2.25	0.00	0.00	65.73	0.00	0.00	147.62
2023	2.33	0.00	0.00	1.86	0.00	0.00	65.73	0.00	0.00	122.36
2024	1.97	0.00	0.00	1.57	0.00	0.00	65.73	0.00	0.00	103.33
2025	1.67	0.00	0.00	1.34	0.00	0.00	65.73	0.00	0.00	87.97
2026	1.45	0.00	0.00	1.16	0.00	0.00	65.73	0.00	0.00	75.99
2027	1.26	0.00	0.00	1.01	0.00	0.00	65.73	0.00	0.00	66.31
2028	1.11	0.00	0.00	0.89	0.00	0.00	65.73	0.00	0.00	58.51
2029	0.98	0.00	0.00	0.79	0.00	0.00	65.73	0.00	0.00	51.75
2030	0.88	0.00	0.00	0.70	0.00	0.00	65.73	0.00	0.00	46.21
2031	0.79	0.00	0.00	0.63	0.00	0.00	65.73	0.00	0.00	41.52
2032	0.72	0.00	0.00	0.57	0.00	0.00	65.73	0.00	0.00	37.60
2033	0.65	0.00	0.00	0.52	0.00	0.00	65.73	0.00	0.00	34.04
2034	0.59	0.00	0.00	0.47	0.00	0.00	65.73	0.00	0.00	31.04
2035	0.51	0.00	0.00	0.41	0.00	0.00	65.73	0.00	0.00	26.77
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.71	0.00	0.00	14.16	0.00	0.00	65.73	0.00	0.00	931.02
Ult	1,085.63	521.06	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	4.00	12.13	0.00	0.00	25.14	0.00	0.00	0.00	110.35	105.44
2023	4.00	10.06	0.00	0.00	25.14	0.00	0.00	0.00	87.16	181.15
2024	4.00	8.49	0.00	0.00	25.14	0.00	0.00	0.00	69.70	236.19
2025	4.00	7.23	0.00	0.00	25.14	0.00	0.00	0.00	55.60	276.09
2026	4.00	6.25	0.00	0.00	25.14	0.00	0.00	0.00	44.61	305.20
2027	4.00	5.45	0.00	0.00	25.14	0.00	0.00	0.00	35.72	326.39
2028	4.00	4.81	0.00	0.00	25.14	0.00	0.00	0.00	28.56	341.79
2029	4.00	4.25	0.00	0.00	25.14	0.00	0.00	0.00	22.35	352.75
2030	4.00	3.80	0.00	0.00	25.14	0.00	0.00	0.00	17.27	360.45
2031	4.00	3.41	0.00	0.00	25.14	0.00	0.00	0.00	12.96	365.70
2032	4.00	3.09	0.00	0.00	25.14	0.00	0.00	0.00	9.37	369.16
2033	4.00	2.80	0.00	0.00	25.14	0.00	0.00	0.00	6.10	371.20
2034	4.00	2.55	0.00	0.00	25.14	0.00	0.00	0.00	3.35	372.23
2035	4.00	2.20	0.00	0.00	23.65	0.00	0.00	0.00	0.92	372.48
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		76.53	0.00	0.00	350.47	0.00	0.00	0.00	504.02	372.48
	Oil			Abandonment Date :	12/09/2035
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	258.13	bbl/month		Revenue Int :	0.80000000	PW	5.00% :	428.07
Abandonment :	43.39	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	392.79
Initial Decline :	18.67	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	382.35
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	354.31
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	330.42
						PW	20.00% :	297.67

Annex D-11

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Fren Oil Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	626.77		Co., State :	Eddy, NM
Cum Gas (MMcf) :	372.93
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	1.19	0.17	0.00	1.04	0.13	0.00	65.73	2.73	0.00	69.04
2023	1.04	0.16	0.00	0.91	0.12	0.00	65.73	2.73	0.00	59.99
2024	0.91	0.15	0.00	0.80	0.12	0.00	65.73	2.73	0.00	52.75
2025	0.80	0.14	0.00	0.70	0.11	0.00	65.73	2.73	0.00	46.51
2026	0.72	0.13	0.00	0.63	0.11	0.00	65.73	2.73	0.00	41.42
2027	0.64	0.13	0.00	0.56	0.10	0.00	65.73	2.73	0.00	37.12
2028	0.58	0.12	0.00	0.51	0.10	0.00	65.73	2.73	0.00	33.55
2029	0.52	0.12	0.00	0.46	0.09	0.00	65.73	2.73	0.00	30.31
2030	0.48	0.11	0.00	0.42	0.09	0.00	65.73	2.73	0.00	27.59
2031	0.43	0.10	0.00	0.38	0.08	0.00	65.73	2.73	0.00	25.22
2032	0.00	0.00	0.00	0.00	0.00	0.00	65.73	2.73	0.00	0.26
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.32	1.33	0.00	6.40	1.04	0.00	65.73	2.73	0.00	423.76
Ult	634.08	374.26	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	5.00	5.67	0.00	0.00	22.16	0.00	0.00	0.00	41.20	39.36
2023	5.00	4.93	0.00	0.00	22.16	0.00	0.00	0.00	32.90	67.94
2024	5.00	4.33	0.00	0.00	22.16	0.00	0.00	0.00	26.25	88.66
2025	5.00	3.82	0.00	0.00	22.16	0.00	0.00	0.00	20.52	103.39
2026	5.00	3.40	0.00	0.00	22.16	0.00	0.00	0.00	15.85	113.74
2027	5.00	3.05	0.00	0.00	22.16	0.00	0.00	0.00	11.91	120.80
2028	5.00	2.76	0.00	0.00	22.16	0.00	0.00	0.00	8.63	125.46
2029	5.00	2.49	0.00	0.00	22.16	0.00	0.00	0.00	5.66	128.24
2030	5.00	2.27	0.00	0.00	22.16	0.00	0.00	0.00	3.16	129.65
2031	5.00	2.07	0.00	0.00	22.16	0.00	0.00	0.00	0.99	130.05
2032	5.00	0.02	0.00	0.00	0.24	0.00	0.00	0.00	0.00	130.05
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		34.82	0.00	0.00	221.88	0.00	0.00	0.00	167.06	130.05
	Oil			Abandonment Date :	01/04/2032
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	107.09	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	146.22
Abandonment :	34.66	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	136.06
Initial Decline :	14.06	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	132.98
Beg Ratio :	0.132	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	124.59
End Ratio :	0.245	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	117.24
						PW	20.00% :	106.89

Annex D-12

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Friess Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	237.35		Co., State :	Eddy, NM
Cum Gas (MMcf) :	117.98
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)

				NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	237.35	117.98	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	Oil			Abandonment Date :	01/01/2022
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	4.94	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	0.00
Abandonment :	4.94	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	0.00
Initial Decline :	22.31	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	0.00
Beg Ratio :	0.871	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	0.00
End Ratio :	0.871	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	0.00
						PW	20.00% :	0.00
Annex D-13

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	H E West A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,855.82		Co., State :	Eddy, NM
Cum Gas (MMcf) :	1,167.17
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	0.85	0.94	0.00	0.67	0.66	0.00	65.73	2.73	0.00	45.98
2023	0.75	0.84	0.00	0.60	0.60	0.00	65.73	2.73	0.00	41.00
2024	0.37	0.41	0.00	0.29	0.29	0.00	65.73	2.73	0.00	20.04

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.97	2.19	0.00	1.56	1.55	0.00	65.73	2.73	0.00	107.02
Ult	1,857.79	1,169.37	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	8.00	3.77	0.00	0.00	33.68	0.00	0.00	0.00	8.52	8.16
2023	8.00	3.36	0.00	0.00	33.68	0.00	0.00	0.00	3.96	11.61
2024	8.00	1.64	0.00	0.00	17.72	0.00	0.00	0.00	0.68	12.16

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		8.77	0.00	0.00	85.08	0.00	0.00	0.00	13.16	12.16
	Oil			Abandonment Date :	07/12/2024
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	74.85	bbl/month		Revenue Int :	0.79377980	PW	5.00% :	12.63
Abandonment :	56.24	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	12.35
Initial Decline :	11.46	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	12.25
Beg Ratio :	1.104	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	11.99
End Ratio :	1.123	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	11.74
						PW	20.00% :	11.35

Annex D-14

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	H E West B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	3,782.21		Co., State :	Eddy, NM
Cum Gas (MMcf) :	3,141.85
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	5.35	7.20	0.00	4.65	5.56	0.00	65.73	2.73	0.00	320.50
2023	4.03	6.20	0.00	3.50	4.79	0.00	65.73	2.73	0.00	242.98
2024	3.15	5.42	0.00	2.74	4.19	0.00	65.73	2.73	0.00	191.20
2025	2.52	4.74	0.00	2.19	3.67	0.00	65.73	2.73	0.00	153.74
2026	2.07	4.20	0.00	1.79	3.25	0.00	65.73	2.73	0.00	126.69
2027	1.72	3.75	0.00	1.50	2.90	0.00	65.73	2.73	0.00	106.25
2028	1.47	3.37	0.00	1.27	2.61	0.00	65.73	2.73	0.00	90.65
2029	1.25	3.03	0.00	1.09	2.34	0.00	65.73	2.73	0.00	77.88
2030	1.09	2.75	0.00	0.94	2.13	0.00	65.73	2.73	0.00	67.82
2031	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	22.66	40.66	0.00	19.66	31.43	0.00	65.73	2.73	0.00	1,377.71
Ult	3,804.87	3,182.51	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	21.00	26.27	0.00	0.00	58.32	0.00	0.00	0.00	235.91	225.65
2023	21.00	19.90	0.00	0.00	58.32	0.00	0.00	0.00	164.75	368.90
2024	21.00	15.66	0.00	0.00	58.32	0.00	0.00	0.00	117.22	461.54
2025	21.00	12.59	0.00	0.00	58.32	0.00	0.00	0.00	82.83	521.04
2026	21.00	10.37	0.00	0.00	58.32	0.00	0.00	0.00	58.00	558.93
2027	21.00	8.69	0.00	0.00	58.32	0.00	0.00	0.00	39.24	582.24
2028	21.00	7.41	0.00	0.00	58.32	0.00	0.00	0.00	24.92	595.71
2029	21.00	6.37	0.00	0.00	58.32	0.00	0.00	0.00	13.19	602.20
2030	21.00	5.54	0.00	0.00	58.32	0.00	0.00	0.00	3.95	603.98
2031	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	603.98

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		112.80	0.00	0.00	524.88	0.00	0.00	0.00	740.02	603.98
	Oil			Abandonment Date :	12/31/2030
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	519.31	bbl/month		Revenue Int :	0.86750000	PW	5.00% :	664.44
Abandonment :	84.69	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	626.63
Initial Decline :	27.99	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	615.07
Beg Ratio :	1.248	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	583.10
End Ratio :	2.582	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	554.71
						PW	20.00% :	513.92

Annex D-15

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Hudson Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	542.16		Co., State :	Eddy, NM
Cum Gas (MMcf) :	371.73
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	1.15	1.39	0.00	1.01	1.08	0.00	65.73	2.73	0.00	69.10
2023	0.20	0.25	0.00	0.18	0.20	0.00	65.73	2.73	0.00	12.06

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.35	1.64	0.00	1.18	1.28	0.00	65.73	2.73	0.00	81.16
Ult	543.51	373.38	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	9.00	5.66	0.00	0.00	56.04	0.00	0.00	0.00	7.39	7.13
2023	9.00	0.99	0.00	0.00	10.77	0.00	0.00	0.00	0.30	7.40

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		6.65	0.00	0.00	66.81	0.00	0.00	0.00	7.69	7.40
	Oil			Abandonment Date :	03/12/2023
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	105.21	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	7.54
Abandonment :	84.43	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	7.45
Initial Decline :	17.75	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	7.43
Beg Ratio :	1.157	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	7.35
End Ratio :	1.279	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	7.27
						PW	20.00% :	7.14
Annex D-16

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	J L Keel A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,686.25		Co., State :	Eddy, NM
Cum Gas (MMcf) :	968.93
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	0.45	0.31	0.00	0.36	0.22	0.00	65.73	2.73	0.00	24.39
2023	0.42	0.26	0.00	0.34	0.19	0.00	65.73	2.73	0.00	22.71
2024	0.40	0.23	0.00	0.32	0.16	0.00	65.73	2.73	0.00	21.25
2025	0.37	0.20	0.00	0.30	0.14	0.00	65.73	2.73	0.00	19.83
2026	0.35	0.17	0.00	0.28	0.12	0.00	65.73	2.73	0.00	18.60
2027	0.33	0.15	0.00	0.26	0.11	0.00	65.73	2.73	0.00	17.48
2028	0.31	0.13	0.00	0.25	0.10	0.00	65.73	2.73	0.00	16.50
2029	0.29	0.12	0.00	0.23	0.09	0.00	65.73	2.73	0.00	15.53
2030	0.16	0.06	0.00	0.12	0.04	0.00	65.73	2.73	0.00	8.30

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	3.07	1.64	0.00	2.46	1.17	0.00	65.73	2.73	0.00	164.60
Ult	1,689.31	970.57	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	4.00	2.00	0.00	0.00	13.44	0.00	0.00	0.00	8.95	8.55
2023	4.00	1.86	0.00	0.00	13.44	0.00	0.00	0.00	7.40	14.98
2024	4.00	1.74	0.00	0.00	13.44	0.00	0.00	0.00	6.07	19.77
2025	4.00	1.63	0.00	0.00	13.44	0.00	0.00	0.00	4.76	23.18
2026	4.00	1.53	0.00	0.00	13.44	0.00	0.00	0.00	3.63	25.55
2027	4.00	1.44	0.00	0.00	13.44	0.00	0.00	0.00	2.60	27.10
2028	4.00	1.36	0.00	0.00	13.44	0.00	0.00	0.00	1.71	28.02
2029	4.00	1.28	0.00	0.00	13.44	0.00	0.00	0.00	0.81	28.42
2030	4.00	0.68	0.00	0.00	7.43	0.00	0.00	0.00	0.19	28.51

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		13.51	0.00	0.00	114.95	0.00	0.00	0.00	36.13	28.51
	Oil			Abandonment Date :	07/23/2030
Perfs :	0-0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	39.05	bbl/month		Revenue Int :	0.80043450	PW	5.00% :	31.87
Abandonment :	22.85	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	29.76
Initial Decline :	6.93	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	29.12
Beg Ratio :	0.727	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	27.36
End Ratio :	0.393	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	25.80
						PW	20.00% :	23.58

Annex D-17

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	J L Keel B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	3,762.83		Co., State :	Eddy, NM
Cum Gas (MMcf) :	2,872.05
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	6.17	16.08	0.00	5.40	12.54	0.00	65.73	2.73	0.00	389.15
2023	5.06	14.99	0.00	4.43	11.69	0.00	65.73	2.73	0.00	322.93
2024	4.24	14.04	0.00	3.71	10.95	0.00	65.73	2.73	0.00	273.46
2025	3.58	13.11	0.00	3.13	10.22	0.00	65.73	2.73	0.00	233.71
2026	3.07	12.30	0.00	2.69	9.59	0.00	65.73	2.73	0.00	202.82
2027	2.67	11.57	0.00	2.33	9.02	0.00	65.73	2.73	0.00	177.88
2028	2.34	10.93	0.00	2.05	8.52	0.00	65.73	2.73	0.00	157.83
2029	2.06	10.28	0.00	1.80	8.01	0.00	65.73	2.73	0.00	140.39
2030	1.83	9.72	0.00	1.60	7.57	0.00	65.73	2.73	0.00	126.10
2031	1.24	6.90	0.00	1.08	5.38	0.00	65.73	2.73	0.00	85.98

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	32.26	119.92	0.00	28.22	93.49	0.00	65.73	2.73	0.00	2,110.24
Ult	3,795.08	2,991.97	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	27.00	31.81	0.00	0.00	102.29	0.00	0.00	0.00	255.05	243.77
2023	27.00	26.38	0.00	0.00	102.29	0.00	0.00	0.00	194.26	412.55
2024	27.00	22.32	0.00	0.00	102.29	0.00	0.00	0.00	148.85	530.12
2025	27.00	19.07	0.00	0.00	102.29	0.00	0.00	0.00	112.36	610.79
2026	27.00	16.54	0.00	0.00	102.29	0.00	0.00	0.00	84.00	665.63
2027	27.00	14.49	0.00	0.00	102.29	0.00	0.00	0.00	61.10	701.90
2028	27.00	12.85	0.00	0.00	102.29	0.00	0.00	0.00	42.69	724.95
2029	27.00	11.43	0.00	0.00	102.29	0.00	0.00	0.00	26.67	738.05
2030	27.00	10.26	0.00	0.00	102.29	0.00	0.00	0.00	13.56	744.11
2031	27.00	6.99	0.00	0.00	75.39	0.00	0.00	0.00	3.60	745.60

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		172.14	0.00	0.00	995.98	0.00	0.00	0.00	942.13	745.60
	Oil			Abandonment Date :	09/29/2031
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	570.78	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	831.91
Abandonment :	133.25	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	777.74
Initial Decline :	19.72	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	761.31
Beg Ratio :	2.435	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	716.22
End Ratio :	5.679	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	676.60
						PW	20.00% :	620.41

Annex D-18

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Lea D Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	500.44		Co., State :	Eddy, NM
Cum Gas (MMcf) :	509.26
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	0.73	0.00	0.00	0.61	0.00	0.00	65.73	0.00	0.00	40.38
2023	0.69	0.00	0.00	0.58	0.00	0.00	65.73	0.00	0.00	38.12
2024	0.66	0.00	0.00	0.55	0.00	0.00	65.73	0.00	0.00	36.12
2025	0.62	0.00	0.00	0.52	0.00	0.00	65.73	0.00	0.00	34.07
2026	0.59	0.00	0.00	0.49	0.00	0.00	65.73	0.00	0.00	32.27
2027	0.56	0.00	0.00	0.47	0.00	0.00	65.73	0.00	0.00	30.59
2028	0.53	0.00	0.00	0.44	0.00	0.00	65.73	0.00	0.00	29.10
2029	0.50	0.00	0.00	0.42	0.00	0.00	65.73	0.00	0.00	27.56
2030	0.16	0.00	0.00	0.14	0.00	0.00	65.73	0.00	0.00	8.97

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	5.04	0.00	0.00	4.22	0.00	0.00	65.73	0.00	0.00	277.18
Ult	505.47	509.26	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	3.00	3.32	0.00	0.00	24.26	0.00	0.00	0.00	12.80	12.22
2023	3.00	3.13	0.00	0.00	24.26	0.00	0.00	0.00	10.72	21.53
2024	3.00	2.97	0.00	0.00	24.26	0.00	0.00	0.00	8.88	28.54
2025	3.00	2.80	0.00	0.00	24.26	0.00	0.00	0.00	7.01	33.56
2026	3.00	2.65	0.00	0.00	24.26	0.00	0.00	0.00	5.35	37.05
2027	3.00	2.51	0.00	0.00	24.26	0.00	0.00	0.00	3.81	39.31
2028	3.00	2.39	0.00	0.00	24.26	0.00	0.00	0.00	2.45	40.64
2029	3.00	2.27	0.00	0.00	24.26	0.00	0.00	0.00	1.03	41.14
2030	3.00	0.74	0.00	0.00	8.09	0.00	0.00	0.00	0.14	41.21

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		22.78	0.00	0.00	202.20	0.00	0.00	0.00	52.19	41.21
	Oil			Abandonment Date :	05/03/2030
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	62.99	bbl/month		Revenue Int :	0.83725000	PW	5.00% :	46.06
Abandonment :	40.01	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	43.02
Initial Decline :	5.73	% year	b = 0.350	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	42.10
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	39.55
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	37.30
						PW	20.00% :	34.09
Annex D-19

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Skelly Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	8,562.05		Co., State :	Eddy, NM
Cum Gas (MMcf) :	4,564.11
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	35.96	36.69	0.00	29.90	27.18	0.00	65.73	2.73	0.00	2,039.44
2023	33.58	34.85	0.00	27.92	25.82	0.00	65.73	2.73	0.00	1,905.74
2024	31.52	33.20	0.00	26.20	24.59	0.00	65.73	2.73	0.00	1,789.45
2025	29.48	31.45	0.00	24.51	23.30	0.00	65.73	2.73	0.00	1,674.51
2026	27.70	29.88	0.00	23.03	22.14	0.00	65.73	2.73	0.00	1,574.41
2027	26.09	28.39	0.00	21.69	21.03	0.00	65.73	2.73	0.00	1,482.96
2028	24.67	27.04	0.00	20.51	20.03	0.00	65.73	2.73	0.00	1,402.91
2029	23.24	25.62	0.00	19.33	18.98	0.00	65.73	2.73	0.00	1,322.05
2030	22.00	24.34	0.00	18.29	18.03	0.00	65.73	2.73	0.00	1,251.24
2031	20.85	23.12	0.00	17.33	17.13	0.00	65.73	2.73	0.00	1,185.92
2032	19.84	22.03	0.00	16.49	16.32	0.00	65.73	2.73	0.00	1,128.53
2033	18.79	20.87	0.00	15.62	15.46	0.00	65.73	2.73	0.00	1,069.03
2034	17.85	19.82	0.00	14.84	14.69	0.00	65.73	2.73	0.00	1,015.61
2035	16.96	18.83	0.00	14.10	13.95	0.00	65.73	2.73	0.00	964.87
2036	16.15	17.94	0.00	13.43	13.29	0.00	65.73	2.73	0.00	919.10
Rem	84.33	93.65	0.00	70.11	69.37	0.00	65.73	2.73	0.00	4,797.65
Total	449.00	487.73	0.00	373.31	361.31	0.00	65.73	2.73	0.00	25,523.42
Ult	9,011.06	5,051.84	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	156.00	167.26	0.00	0.00	594.98	0.00	0.00	0.00	1,277.20	1,219.02
2023	156.00	156.29	0.00	0.00	594.98	0.00	0.00	0.00	1,154.47	2,220.78
2024	156.00	146.74	0.00	0.00	594.98	0.00	0.00	0.00	1,047.72	3,047.25
2025	156.00	137.31	0.00	0.00	594.98	0.00	0.00	0.00	942.22	3,722.84
2026	156.00	129.10	0.00	0.00	594.98	0.00	0.00	0.00	850.32	4,277.15
2027	156.00	121.60	0.00	0.00	594.98	0.00	0.00	0.00	766.37	4,731.34
2028	156.00	115.03	0.00	0.00	594.98	0.00	0.00	0.00	692.89	5,104.65
2029	156.00	108.40	0.00	0.00	594.98	0.00	0.00	0.00	618.66	5,407.63
2030	156.00	102.60	0.00	0.00	594.98	0.00	0.00	0.00	553.66	5,654.14
2031	156.00	97.24	0.00	0.00	594.98	0.00	0.00	0.00	493.70	5,853.99
2032	156.00	92.53	0.00	0.00	594.98	0.00	0.00	0.00	441.01	6,016.29
2033	156.00	87.65	0.00	0.00	594.98	0.00	0.00	0.00	386.39	6,145.54
2034	156.00	83.28	0.00	0.00	594.98	0.00	0.00	0.00	337.35	6,248.14
2035	156.00	79.11	0.00	0.00	594.98	0.00	0.00	0.00	290.77	6,328.54
2036	156.00	75.36	0.00	0.00	594.98	0.00	0.00	0.00	248.76	6,391.09
Rem.		393.38	0.00	0.00	3,734.23	0.00	0.00	0.00	670.04	133.14
Total		2,092.90	0.00	0.00	12,658.99	0.00	0.00	0.00	10,771.53	6,524.23
	Oil			Abandonment Date :	04/12/2043
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	3,104.50	bbl/month		Revenue Int :	0.83142000	PW	5.00% :	8,156.63
Abandonment :	948.79	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	7,094.12
Initial Decline :	6.84	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	6,797.38
Beg Ratio :	1.011	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	6,039.08
End Ratio :	1.011	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	5,435.45
						PW	20.00% :	4,668.60

Annex D-20

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	State A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	521.41		Co., State :	Eddy, NM
Cum Gas (MMcf) :	388.50
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	3.15	6.79	0.00	2.32	4.45	0.00	65.73	2.73	0.00	164.52
2023	2.62	5.49	0.00	1.92	3.60	0.00	65.73	2.73	0.00	136.26
2024	2.21	4.54	0.00	1.63	2.97	0.00	65.73	2.73	0.00	115.00
2025	1.89	3.80	0.00	1.39	2.49	0.00	65.73	2.73	0.00	97.86
2026	1.63	3.23	0.00	1.20	2.12	0.00	65.73	2.73	0.00	84.51
2027	1.42	2.79	0.00	1.05	1.82	0.00	65.73	2.73	0.00	73.71
2028	1.26	2.43	0.00	0.92	1.59	0.00	65.73	2.73	0.00	65.03
2029	1.11	2.13	0.00	0.82	1.39	0.00	65.73	2.73	0.00	57.50
2030	0.99	1.88	0.00	0.73	1.23	0.00	65.73	2.73	0.00	51.34
2031	0.89	1.68	0.00	0.66	1.10	0.00	65.73	2.73	0.00	46.12
2032	0.81	1.51	0.00	0.59	0.99	0.00	65.73	2.73	0.00	41.76
2033	0.73	1.36	0.00	0.54	0.89	0.00	65.73	2.73	0.00	37.80
2034	0.67	1.23	0.00	0.49	0.81	0.00	65.73	2.73	0.00	34.46
2035	0.61	1.12	0.00	0.45	0.74	0.00	65.73	2.73	0.00	31.55
2036	0.48	0.89	0.00	0.36	0.58	0.00	65.73	2.73	0.00	25.01
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	20.48	40.88	0.00	15.05	26.77	0.00	65.73	2.73	0.00	1,062.42
Ult	541.89	429.38	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	5.00	13.46	0.00	0.00	25.87	0.00	0.00	0.00	125.19	119.62
2023	5.00	11.15	0.00	0.00	25.87	0.00	0.00	0.00	99.24	205.82
2024	5.00	9.41	0.00	0.00	25.87	0.00	0.00	0.00	79.72	268.76
2025	5.00	8.01	0.00	0.00	25.87	0.00	0.00	0.00	63.98	314.68
2026	5.00	6.92	0.00	0.00	25.87	0.00	0.00	0.00	51.72	348.42
2027	5.00	6.03	0.00	0.00	25.87	0.00	0.00	0.00	41.81	373.22
2028	5.00	5.32	0.00	0.00	25.87	0.00	0.00	0.00	33.83	391.47
2029	5.00	4.71	0.00	0.00	25.87	0.00	0.00	0.00	26.92	404.66
2030	5.00	4.20	0.00	0.00	25.87	0.00	0.00	0.00	21.26	414.14
2031	5.00	3.78	0.00	0.00	25.87	0.00	0.00	0.00	16.47	420.81
2032	5.00	3.42	0.00	0.00	25.87	0.00	0.00	0.00	12.47	425.41
2033	5.00	3.09	0.00	0.00	25.87	0.00	0.00	0.00	8.83	428.37
2034	5.00	2.82	0.00	0.00	25.87	0.00	0.00	0.00	5.77	430.13
2035	5.00	2.58	0.00	0.00	25.87	0.00	0.00	0.00	3.10	430.99
2036	5.00	2.05	0.00	0.00	21.93	0.00	0.00	0.00	1.03	431.25
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		86.95	0.00	0.00	384.14	0.00	0.00	0.00	591.33	431.25
	Oil			Abandonment Date :	11/08/2036
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	289.83	bbl/month		Revenue Int :	0.73500000	PW	5.00% :	498.35
Abandonment :	45.51	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	455.66
Initial Decline :	18.55	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	443.10
Beg Ratio :	2.185	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	409.50
End Ratio :	1.823	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	381.03
						PW	20.00% :	342.27

Annex D-21

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	State AZ Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	368.50		Co., State :	Eddy, NM
Cum Gas (MMcf) :	248.38
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	3.81	4.13	0.00	3.20	3.09	0.00	65.73	2.73	0.00	219.01
2023	3.57	3.86	0.00	3.00	2.89	0.00	65.73	2.73	0.00	205.35
2024	3.37	3.62	0.00	2.84	2.72	0.00	65.73	2.73	0.00	193.80
2025	3.18	3.39	0.00	2.67	2.54	0.00	65.73	2.73	0.00	182.52
2026	3.01	3.19	0.00	2.53	2.39	0.00	65.73	2.73	0.00	172.90
2027	2.86	3.01	0.00	2.40	2.26	0.00	65.73	2.73	0.00	164.15
2028	2.72	2.85	0.00	2.29	2.13	0.00	65.73	2.73	0.00	156.33
2029	2.58	2.69	0.00	2.17	2.01	0.00	65.73	2.73	0.00	148.08
2030	2.45	2.54	0.00	2.06	1.91	0.00	65.73	2.73	0.00	140.66
2031	2.33	2.41	0.00	1.96	1.81	0.00	65.73	2.73	0.00	133.63
2032	2.22	2.30	0.00	1.87	1.72	0.00	65.73	2.73	0.00	127.29
2033	2.10	2.18	0.00	1.77	1.63	0.00	65.73	2.73	0.00	120.59
2034	2.00	2.07	0.00	1.68	1.55	0.00	65.73	2.73	0.00	114.58
2035	1.90	1.98	0.00	1.59	1.48	0.00	65.73	2.73	0.00	108.86
2036	1.81	1.89	0.00	1.52	1.42	0.00	65.73	2.73	0.00	103.72
Rem	28.23	33.50	0.00	23.75	25.11	0.00	65.73	2.73	0.00	1,629.65
Total	68.12	75.62	0.00	57.30	56.68	0.00	65.73	2.73	0.00	3,921.13
Ult	436.62	323.99	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	5.00	17.96	0.00	0.00	16.50	0.00	0.00	0.00	184.55	176.12
2023	5.00	16.84	0.00	0.00	16.50	0.00	0.00	0.00	172.02	325.36
2024	5.00	15.89	0.00	0.00	16.50	0.00	0.00	0.00	161.41	452.65
2025	5.00	14.97	0.00	0.00	16.50	0.00	0.00	0.00	151.05	560.93
2026	5.00	14.18	0.00	0.00	16.50	0.00	0.00	0.00	142.22	653.62
2027	5.00	13.46	0.00	0.00	16.50	0.00	0.00	0.00	134.19	733.14
2028	5.00	12.82	0.00	0.00	16.50	0.00	0.00	0.00	127.01	801.55
2029	5.00	12.14	0.00	0.00	16.50	0.00	0.00	0.00	119.43	860.02
2030	5.00	11.54	0.00	0.00	16.50	0.00	0.00	0.00	112.63	910.16
2031	5.00	10.96	0.00	0.00	16.50	0.00	0.00	0.00	106.17	953.12
2032	5.00	10.44	0.00	0.00	16.50	0.00	0.00	0.00	100.35	990.04
2033	5.00	9.89	0.00	0.00	16.50	0.00	0.00	0.00	94.20	1,021.54
2034	5.00	9.40	0.00	0.00	16.50	0.00	0.00	0.00	88.68	1,048.51
2035	5.00	8.93	0.00	0.00	16.50	0.00	0.00	0.00	83.44	1,071.57
2036	5.00	8.51	0.00	0.00	16.50	0.00	0.00	0.00	78.71	1,091.35
Rem.		133.60	0.00	0.00	560.02	0.00	0.00	0.00	936.03	110.69
Total		321.51	0.00	0.00	807.52	0.00	0.00	0.00	2,792.09	1,202.04
	Oil			Abandonment Date :	12/09/2070
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	328.28	bbl/month		Revenue Int :	0.84125000	PW	5.00% :	1,687.94
Abandonment :	25.67	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	1,357.74
Initial Decline :	6.64	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	1,274.98
Beg Ratio :	1.084	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	1,079.58
End Ratio :	1.480	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	938.57
						PW	20.00% :	774.98
Annex D-22

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	State B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	762.16		Co., State :	Eddy, NM
Cum Gas (MMcf) :	575.74
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	14.80	9.21	0.00	10.88	6.03	0.00	65.73	2.73	0.00	731.32
2023	13.18	8.05	0.00	9.69	5.27	0.00	65.73	2.73	0.00	651.26
2024	11.92	7.11	0.00	8.76	4.65	0.00	65.73	2.73	0.00	588.46
2025	10.82	6.29	0.00	7.95	4.12	0.00	65.73	2.73	0.00	533.98
2026	9.93	5.62	0.00	7.30	3.68	0.00	65.73	2.73	0.00	489.86
2027	9.18	5.05	0.00	6.75	3.31	0.00	65.73	2.73	0.00	452.44
2028	8.55	4.58	0.00	6.29	3.00	0.00	65.73	2.73	0.00	421.42
2029	7.97	4.15	0.00	5.86	2.72	0.00	65.73	2.73	0.00	392.35
2030	7.48	3.78	0.00	5.49	2.48	0.00	65.73	2.73	0.00	367.92
2031	7.04	3.47	0.00	5.17	2.27	0.00	65.73	2.73	0.00	346.34
2032	6.67	3.20	0.00	4.90	2.09	0.00	65.73	2.73	0.00	328.02
2033	6.31	2.94	0.00	4.63	1.93	0.00	65.73	2.73	0.00	309.91
2034	5.99	2.72	0.00	4.40	1.78	0.00	65.73	2.73	0.00	294.23
2035	5.69	2.52	0.00	4.18	1.65	0.00	65.73	2.73	0.00	279.42
2036	5.42	2.36	0.00	3.98	1.54	0.00	65.73	2.73	0.00	266.08
Rem	81.83	32.91	0.00	60.14	21.55	0.00	65.73	2.73	0.00	4,011.92
Total	212.77	103.97	0.00	156.38	68.09	0.00	65.73	2.73	0.00	10,464.92
Ult	974.93	679.71	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	9.00	60.03	0.00	0.00	48.37	0.00	0.00	0.00	622.92	594.74
2023	9.00	53.46	0.00	0.00	48.37	0.00	0.00	0.00	549.43	1,071.60
2024	9.00	48.31	0.00	0.00	48.37	0.00	0.00	0.00	491.78	1,459.57
2025	9.00	43.83	0.00	0.00	48.37	0.00	0.00	0.00	441.77	1,776.36
2026	9.00	40.21	0.00	0.00	48.37	0.00	0.00	0.00	401.27	2,037.95
2027	9.00	37.14	0.00	0.00	48.37	0.00	0.00	0.00	366.93	2,255.41
2028	9.00	34.60	0.00	0.00	48.37	0.00	0.00	0.00	338.45	2,437.74
2029	9.00	32.21	0.00	0.00	48.37	0.00	0.00	0.00	311.76	2,590.41
2030	9.00	30.21	0.00	0.00	48.37	0.00	0.00	0.00	289.34	2,719.21
2031	9.00	28.44	0.00	0.00	48.37	0.00	0.00	0.00	269.53	2,828.30
2032	9.00	26.93	0.00	0.00	48.37	0.00	0.00	0.00	252.71	2,921.27
2033	9.00	25.45	0.00	0.00	48.37	0.00	0.00	0.00	236.09	3,000.23
2034	9.00	24.16	0.00	0.00	48.37	0.00	0.00	0.00	221.69	3,067.63
2035	9.00	22.94	0.00	0.00	48.37	0.00	0.00	0.00	208.10	3,125.16
2036	9.00	21.85	0.00	0.00	48.37	0.00	0.00	0.00	195.86	3,174.37
Rem.		329.47	0.00	0.00	1,500.05	0.00	0.00	0.00	2,182.39	268.11
Total		859.25	0.00	0.00	2,225.63	0.00	0.00	0.00	7,380.03	3,442.48
	Oil			Abandonment Date :	01/04/2068
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	1,312.08	bbl/month		Revenue Int :	0.73500000	PW	5.00% :	4,682.18
Abandonment :	89.53	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	3,844.32
Initial Decline :	12.21	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	3,631.32
Beg Ratio :	0.628	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	3,122.84
End Ratio :	0.396	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	2,750.29
						PW	20.00% :	2,310.85

Annex D-23

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Superior Foster Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	82.99		Co., State :	Eddy, NM
Cum Gas (MMcf) :	119.63
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	0.67	0.00	0.00	0.44	0.00	0.00	65.73	0.00	0.00	29.15
2023	0.63	0.00	0.00	0.42	0.00	0.00	65.73	0.00	0.00	27.40
2024	0.60	0.00	0.00	0.39	0.00	0.00	65.73	0.00	0.00	25.87
2025	0.56	0.00	0.00	0.37	0.00	0.00	65.73	0.00	0.00	24.33
2026	0.53	0.00	0.00	0.35	0.00	0.00	65.73	0.00	0.00	22.99
2027	0.50	0.00	0.00	0.33	0.00	0.00	65.73	0.00	0.00	21.76
2028	0.48	0.00	0.00	0.31	0.00	0.00	65.73	0.00	0.00	20.68
2029	0.45	0.00	0.00	0.30	0.00	0.00	65.73	0.00	0.00	19.57
2030	0.43	0.00	0.00	0.28	0.00	0.00	65.73	0.00	0.00	18.59
2031	0.41	0.00	0.00	0.27	0.00	0.00	65.73	0.00	0.00	17.66
2032	0.39	0.00	0.00	0.26	0.00	0.00	65.73	0.00	0.00	16.82
2033	0.37	0.00	0.00	0.24	0.00	0.00	65.73	0.00	0.00	15.94
2034	0.35	0.00	0.00	0.23	0.00	0.00	65.73	0.00	0.00	15.14
2035	0.33	0.00	0.00	0.22	0.00	0.00	65.73	0.00	0.00	14.38
2036	0.32	0.00	0.00	0.21	0.00	0.00	65.73	0.00	0.00	13.70
Rem	4.03	0.00	0.00	2.66	0.00	0.00	65.73	0.00	0.00	174.96
Total	11.04	0.00	0.00	7.29	0.00	0.00	65.73	0.00	0.00	478.93
Ult	94.03	119.63	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	1.00	2.40	0.00	0.00	4.00	0.00	0.00	0.00	22.76	21.72
2023	1.00	2.25	0.00	0.00	4.00	0.00	0.00	0.00	21.15	40.07
2024	1.00	2.13	0.00	0.00	4.00	0.00	0.00	0.00	19.75	55.64
2025	1.00	2.00	0.00	0.00	4.00	0.00	0.00	0.00	18.34	68.79
2026	1.00	1.89	0.00	0.00	4.00	0.00	0.00	0.00	17.11	79.93
2027	1.00	1.79	0.00	0.00	4.00	0.00	0.00	0.00	15.97	89.40
2028	1.00	1.70	0.00	0.00	4.00	0.00	0.00	0.00	14.98	97.47
2029	1.00	1.61	0.00	0.00	4.00	0.00	0.00	0.00	13.96	104.31
2030	1.00	1.53	0.00	0.00	4.00	0.00	0.00	0.00	13.06	110.12
2031	1.00	1.45	0.00	0.00	4.00	0.00	0.00	0.00	12.21	115.06
2032	1.00	1.38	0.00	0.00	4.00	0.00	0.00	0.00	11.44	119.27
2033	1.00	1.31	0.00	0.00	4.00	0.00	0.00	0.00	10.63	122.83
2034	1.00	1.24	0.00	0.00	4.00	0.00	0.00	0.00	9.90	125.84
2035	1.00	1.18	0.00	0.00	4.00	0.00	0.00	0.00	9.21	128.38
2036	1.00	1.13	0.00	0.00	4.00	0.00	0.00	0.00	8.58	130.54
Rem.		14.38	0.00	0.00	87.16	0.00	0.00	0.00	73.42	10.37
Total		39.37	0.00	0.00	147.10	0.00	0.00	0.00	292.46	140.91
	Oil			Abandonment Date :	10/27/2058
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	57.82	bbl/month		Revenue Int :	0.66000000	PW	5.00% :	191.36
Abandonment :	8.36	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	157.53
Initial Decline :	6.20	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	148.75
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	127.53
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	111.79
						PW	20.00% :	93.12

Annex D-24

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Turner A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,852.11		Co., State :	Eddy, NM
Cum Gas (MMcf) :	883.71
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	1.86	4.09	0.00	1.52	2.97	0.00	65.73	2.73	0.00	107.99
2023	0.52	1.22	0.00	0.42	0.89	0.00	65.73	2.73	0.00	30.34

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.39	5.31	0.00	1.94	3.86	0.00	65.73	2.73	0.00	138.33
Ult	1,854.49	889.02	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	13.00	8.84	0.00	0.00	78.46	0.00	0.00	0.00	20.70	19.95
2023	13.00	2.48	0.00	0.00	26.38	0.00	0.00	0.00	1.48	21.28

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		11.32	0.00	0.00	104.83	0.00	0.00	0.00	22.18	21.28
	Oil			Abandonment Date :	05/04/2023
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	180.38	bbl/month		Revenue Int :	0.81500000	PW	5.00% :	21.71
Abandonment :	122.15	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	21.45
Initial Decline :	27.55	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	21.36
Beg Ratio :	2.082	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	21.11
End Ratio :	2.382	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	20.87
						PW	20.00% :	20.50
Annex D-25

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Turner B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	7,270.76		Co., State :	Eddy, NM
Cum Gas (MMcf) :	5,020.62
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	7.26	4.60	0.00	6.35	3.59	0.00	65.73	2.73	0.00	427.30
2023	5.66	3.59	0.00	4.95	2.80	0.00	65.73	2.73	0.00	332.94
2024	4.62	2.88	0.00	4.04	2.25	0.00	65.73	2.73	0.00	271.67
2025	2.98	1.82	0.00	2.61	1.42	0.00	65.73	2.73	0.00	175.21

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	20.51	12.89	0.00	17.95	10.05	0.00	65.73	2.73	0.00	1,207.11
Ult	7,291.27	5,033.52	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	35.00	35.07	0.00	0.00	200.09	0.00	0.00	0.00	192.14	184.03
2023	35.00	27.33	0.00	0.00	200.09	0.00	0.00	0.00	105.52	275.96
2024	35.00	22.30	0.00	0.00	200.09	0.00	0.00	0.00	49.28	315.09
2025	35.00	14.38	0.00	0.00	149.63	0.00	0.00	0.00	11.20	323.29

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		99.08	0.00	0.00	749.89	0.00	0.00	0.00	358.14	323.29
	Oil			Abandonment Date :	10/03/2025
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	696.14	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	339.58
Abandonment :	308.84	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	329.56
Initial Decline :	26.82	% year	b = 0.850	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	326.39
Beg Ratio :	0.629	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	317.32
End Ratio :	0.604	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	308.88
						PW	20.00% :	296.04

Annex D-26

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	V L Foster Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	152.91		Co., State :	Eddy, NM
Cum Gas (MMcf) :	136.85
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	2.38	0.19	0.00	1.90	0.13	0.00	65.73	2.73	0.00	125.41
2023	1.96	0.17	0.00	1.57	0.12	0.00	65.73	2.73	0.00	103.31
2024	1.67	0.16	0.00	1.34	0.11	0.00	65.73	2.73	0.00	88.07
2025	1.45	0.15	0.00	1.16	0.10	0.00	65.73	2.73	0.00	76.39
2026	1.28	0.13	0.00	1.02	0.10	0.00	65.73	2.73	0.00	67.60
2027	1.15	0.12	0.00	0.92	0.09	0.00	65.73	2.73	0.00	60.63
2028	1.04	0.12	0.00	0.83	0.08	0.00	65.73	2.73	0.00	55.11
2029	0.95	0.11	0.00	0.76	0.08	0.00	65.73	2.73	0.00	50.25
2030	0.88	0.10	0.00	0.70	0.07	0.00	65.73	2.73	0.00	46.30
2031	0.81	0.09	0.00	0.65	0.07	0.00	65.73	2.73	0.00	42.92
2032	0.76	0.09	0.00	0.61	0.06	0.00	65.73	2.73	0.00	40.11
2033	0.71	0.08	0.00	0.57	0.06	0.00	65.73	2.73	0.00	37.45
2034	0.67	0.08	0.00	0.53	0.06	0.00	65.73	2.73	0.00	35.21
2035	0.63	0.07	0.00	0.50	0.05	0.00	65.73	2.73	0.00	33.22
2036	0.60	0.07	0.00	0.48	0.05	0.00	65.73	2.73	0.00	31.53
Rem	1.46	0.17	0.00	1.17	0.12	0.00	65.73	2.73	0.00	77.00
Total	18.39	1.90	0.00	14.71	1.35	0.00	65.73	2.73	0.00	970.50
Ult	171.29	138.75	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	5.00	10.31	0.00	0.00	24.50	0.00	0.00	0.00	90.60	86.60
2023	5.00	8.49	0.00	0.00	24.50	0.00	0.00	0.00	70.31	147.68
2024	5.00	7.24	0.00	0.00	24.50	0.00	0.00	0.00	56.33	192.15
2025	5.00	6.28	0.00	0.00	24.50	0.00	0.00	0.00	45.61	224.88
2026	5.00	5.56	0.00	0.00	24.50	0.00	0.00	0.00	37.54	249.37
2027	5.00	4.98	0.00	0.00	24.50	0.00	0.00	0.00	31.14	267.83
2028	5.00	4.53	0.00	0.00	24.50	0.00	0.00	0.00	26.07	281.89
2029	5.00	4.13	0.00	0.00	24.50	0.00	0.00	0.00	21.62	292.48
2030	5.00	3.80	0.00	0.00	24.50	0.00	0.00	0.00	17.99	300.50
2031	5.00	3.53	0.00	0.00	24.50	0.00	0.00	0.00	14.89	306.53
2032	5.00	3.30	0.00	0.00	24.50	0.00	0.00	0.00	12.31	311.06
2033	5.00	3.08	0.00	0.00	24.50	0.00	0.00	0.00	9.87	314.36
2034	5.00	2.89	0.00	0.00	24.50	0.00	0.00	0.00	7.81	316.74
2035	5.00	2.73	0.00	0.00	24.50	0.00	0.00	0.00	5.98	318.39
2036	5.00	2.59	0.00	0.00	24.50	0.00	0.00	0.00	4.43	319.51
Rem.		6.33	0.00	0.00	65.79	0.00	0.00	0.00	4.88	1.07
Total		79.76	0.00	0.00	433.35	0.00	0.00	0.00	457.39	320.58
	Oil			Abandonment Date :	09/10/2039
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	220.95	bbl/month		Revenue Int :	0.80000000	PW	5.00% :	376.38
Abandonment :	42.10	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	340.62
Initial Decline :	21.22	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	330.27
Beg Ratio :	0.074	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	302.97
End Ratio :	0.116	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	280.26
						PW	20.00% :	249.95

Annex D-27

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00	SEVEN RIVERS Report Group
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	363.16
Cum Gas (MMcf) :	452.30

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	342.49	68.50	0.00	290.43	51.76	0.00	65.73	2.73	0.00	19,231.31
2023	360.68	72.14	0.00	305.86	54.50	0.00	65.73	2.73	0.00	20,252.64
2024	367.40	73.48	0.00	311.55	55.52	0.00	65.73	2.73	0.00	20,629.81
2025	366.78	73.36	0.00	311.03	55.43	0.00	65.73	2.73	0.00	20,595.17
2026	361.40	72.28	0.00	306.47	54.61	0.00	65.73	2.73	0.00	20,293.24
2027	353.32	70.66	0.00	299.62	53.39	0.00	65.73	2.73	0.00	19,839.43
2028	342.23	68.45	0.00	290.21	51.72	0.00	65.73	2.73	0.00	19,216.88
2029	329.52	65.91	0.00	279.44	49.80	0.00	65.73	2.73	0.00	18,503.14
2030	316.29	63.26	0.00	268.21	47.80	0.00	65.73	2.73	0.00	17,759.98
2031	301.73	60.35	0.00	255.87	45.60	0.00	65.73	2.73	0.00	16,942.69
2032	285.03	57.01	0.00	241.70	43.07	0.00	65.73	2.73	0.00	16,004.69
2033	266.73	53.35	0.00	226.19	40.31	0.00	65.73	2.73	0.00	14,977.23
2034	244.56	48.91	0.00	207.39	36.96	0.00	65.73	2.73	0.00	13,732.58
2035	223.91	44.78	0.00	189.87	33.84	0.00	65.73	2.73	0.00	12,572.61
2036	208.58	41.72	0.00	176.87	31.52	0.00	65.73	2.73	0.00	11,711.75
Rem	1,139.20	227.84	0.00	966.04	172.15	0.00	65.73	2.73	0.00	63,967.75
Total	5,809.86	1,161.98	0.00	4,926.76	877.95	0.00	65.73	2.73	0.00	326,230.91
Ult	6,173.02	1,614.28	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	1.00	1,580.08	0.00	0.00	3,766.22	0.00	0.00	0.00	13,885.01	13,236.62
2023	1.00	1,663.99	0.00	0.00	3,766.22	0.00	0.00	0.00	14,822.43	26,088.36
2024	1.00	1,694.98	0.00	0.00	3,766.22	0.00	0.00	0.00	15,168.61	38,045.27
2025	1.00	1,692.14	0.00	0.00	3,766.22	0.00	0.00	0.00	15,136.81	48,894.69
2026	1.00	1,667.33	0.00	0.00	3,766.22	0.00	0.00	0.00	14,859.69	58,578.79
2027	1.00	1,630.04	0.00	0.00	3,766.22	0.00	0.00	0.00	14,443.16	67,136.93
2028	1.00	1,578.89	0.00	0.00	3,766.22	0.00	0.00	0.00	13,871.76	74,608.78
2029	1.00	1,520.25	0.00	0.00	3,766.22	0.00	0.00	0.00	13,216.66	81,081.00
2030	1.00	1,459.19	0.00	0.00	3,766.22	0.00	0.00	0.00	12,534.56	86,661.82
2031	1.00	1,392.04	0.00	0.00	3,766.22	0.00	0.00	0.00	11,784.43	91,432.46
2032	1.00	1,314.97	0.00	0.00	3,766.22	0.00	0.00	0.00	10,923.49	95,452.26
2033	1.00	1,230.56	0.00	0.00	3,766.22	0.00	0.00	0.00	9,980.45	98,791.84
2034	1.00	1,128.29	0.00	0.00	3,766.22	0.00	0.00	0.00	8,838.07	101,481.16
2035	1.00	1,032.99	0.00	0.00	3,766.22	0.00	0.00	0.00	7,773.40	103,631.44
2036	1.00	962.26	0.00	0.00	3,766.22	0.00	0.00	0.00	6,983.27	105,386.81
Rem.		5,255.71	0.00	0.00	27,913.49	0.00	0.00	0.00	30,798.55	5,656.70
Total		26,803.73	0.00	0.00	84,406.85	0.00	0.00	0.00	215,020.33	111,043.51
		Present Worth Profile (M$)

		PW	5.00% :	148,871.72
Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	123,909.69
ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	117,162.56

Years to Payout :	0.00	PW	12.00% :	100,400.24
Internal ROR (%) :	0.00	PW	15.00% :	87,579.68
		PW	20.00% :	72,015.52
Annex D-28

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	7R WF PDP Response
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	363.16		Co., State :	Eddy, NM
Cum Gas (MMcf) :	452.30
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	342.49	68.50	0.00	290.43	51.76	0.00	65.73	2.73	0.00	19,231.31
2023	360.68	72.14	0.00	305.86	54.50	0.00	65.73	2.73	0.00	20,252.64
2024	367.40	73.48	0.00	311.55	55.52	0.00	65.73	2.73	0.00	20,629.81
2025	366.78	73.36	0.00	311.03	55.43	0.00	65.73	2.73	0.00	20,595.17
2026	361.40	72.28	0.00	306.47	54.61	0.00	65.73	2.73	0.00	20,293.24
2027	353.32	70.66	0.00	299.62	53.39	0.00	65.73	2.73	0.00	19,839.43
2028	342.23	68.45	0.00	290.21	51.72	0.00	65.73	2.73	0.00	19,216.88
2029	329.52	65.91	0.00	279.44	49.80	0.00	65.73	2.73	0.00	18,503.14
2030	316.29	63.26	0.00	268.21	47.80	0.00	65.73	2.73	0.00	17,759.98
2031	301.73	60.35	0.00	255.87	45.60	0.00	65.73	2.73	0.00	16,942.69
2032	285.03	57.01	0.00	241.70	43.07	0.00	65.73	2.73	0.00	16,004.69
2033	266.73	53.35	0.00	226.19	40.31	0.00	65.73	2.73	0.00	14,977.23
2034	244.56	48.91	0.00	207.39	36.96	0.00	65.73	2.73	0.00	13,732.58
2035	223.91	44.78	0.00	189.87	33.84	0.00	65.73	2.73	0.00	12,572.61
2036	208.58	41.72	0.00	176.87	31.52	0.00	65.73	2.73	0.00	11,711.75
Rem	1,139.20	227.84	0.00	966.04	172.15	0.00	65.73	2.73	0.00	63,967.75
Total	5,809.86	1,161.98	0.00	4,926.76	877.95	0.00	65.73	2.73	0.00	326,230.91
Ult	6,173.02	1,614.28	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	1.00	1,580.08	0.00	0.00	3,766.22	0.00	0.00	0.00	13,885.01	13,236.62
2023	1.00	1,663.99	0.00	0.00	3,766.22	0.00	0.00	0.00	14,822.43	26,088.36
2024	1.00	1,694.98	0.00	0.00	3,766.22	0.00	0.00	0.00	15,168.61	38,045.27
2025	1.00	1,692.14	0.00	0.00	3,766.22	0.00	0.00	0.00	15,136.81	48,894.69
2026	1.00	1,667.33	0.00	0.00	3,766.22	0.00	0.00	0.00	14,859.69	58,578.79
2027	1.00	1,630.04	0.00	0.00	3,766.22	0.00	0.00	0.00	14,443.16	67,136.93
2028	1.00	1,578.89	0.00	0.00	3,766.22	0.00	0.00	0.00	13,871.76	74,608.78
2029	1.00	1,520.25	0.00	0.00	3,766.22	0.00	0.00	0.00	13,216.66	81,081.00
2030	1.00	1,459.19	0.00	0.00	3,766.22	0.00	0.00	0.00	12,534.56	86,661.82
2031	1.00	1,392.04	0.00	0.00	3,766.22	0.00	0.00	0.00	11,784.43	91,432.46
2032	1.00	1,314.97	0.00	0.00	3,766.22	0.00	0.00	0.00	10,923.49	95,452.26
2033	1.00	1,230.56	0.00	0.00	3,766.22	0.00	0.00	0.00	9,980.45	98,791.84
2034	1.00	1,128.29	0.00	0.00	3,766.22	0.00	0.00	0.00	8,838.07	101,481.16
2035	1.00	1,032.99	0.00	0.00	3,766.22	0.00	0.00	0.00	7,773.40	103,631.44
2036	1.00	962.26	0.00	0.00	3,766.22	0.00	0.00	0.00	6,983.27	105,386.81
Rem.		5,255.71	0.00	0.00	27,913.49	0.00	0.00	0.00	30,798.55	5,656.70
Total		26,803.73	0.00	0.00	84,406.85	0.00	0.00	0.00	215,020.33	111,043.51
	Oil			Abandonment Date :	05/31/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	27,848.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	148,871.72
Abandonment :	9,070.00	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	123,909.69
Initial Decline :	0.00	% year	b = 0.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	117,162.56
Beg Ratio :	0.200	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	100,400.24
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	87,579.68
						PW	20.00% :	72,015.52

Annex D-29

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Non-Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	99.08	19.81	0.00	84.02	14.97	0.00	65.73	2.73	0.00	5,563.69
2023	168.50	33.70	0.00	142.89	25.46	0.00	65.73	2.73	0.00	9,461.32
2024	358.23	71.65	0.00	303.78	54.13	0.00	65.73	2.73	0.00	20,115.02
2025	519.78	103.95	0.00	440.78	78.54	0.00	65.73	2.73	0.00	29,186.42
2026	550.66	110.13	0.00	466.96	83.21	0.00	65.73	2.73	0.00	30,920.32
2027	559.83	111.97	0.00	474.73	84.60	0.00	65.73	2.73	0.00	31,435.06
2028	557.95	111.59	0.00	473.14	84.31	0.00	65.73	2.73	0.00	31,329.55
2029	548.90	109.78	0.00	465.47	82.95	0.00	65.73	2.73	0.00	30,821.38
2030	535.56	107.11	0.00	454.15	80.93	0.00	65.73	2.73	0.00	30,072.38
2031	518.62	103.72	0.00	439.79	78.37	0.00	65.73	2.73	0.00	29,121.18
2032	498.83	99.77	0.00	423.01	75.38	0.00	65.73	2.73	0.00	28,009.94
2033	477.62	95.52	0.00	405.02	72.17	0.00	65.73	2.73	0.00	26,818.75
2034	454.32	90.86	0.00	385.26	68.65	0.00	65.73	2.73	0.00	25,510.37
2035	428.39	85.68	0.00	363.28	64.73	0.00	65.73	2.73	0.00	24,054.70
2036	400.56	80.11	0.00	339.67	60.53	0.00	65.73	2.73	0.00	22,491.95
Rem	2,182.30	436.46	0.00	1,850.59	329.78	0.00	65.73	2.73	0.00	122,538.71
Total	8,859.12	1,771.82	0.00	7,512.53	1,338.73	0.00	65.73	2.73	0.00	497,450.73
Ult	8,859.12	1,771.82	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	11.00	457.12	0.00	2,100.00	0.00	413.47	35.10	0.00	2,557.99	2,358.20
2023	48.00	777.36	0.00	15,685.00	0.00	1,058.21	205.50	0.00	-8,264.75	-4,742.55
2024	92.00	1,652.69	0.00	17,295.00	0.00	3,002.93	448.20	0.00	-2,283.80	-6,573.09
2025	126.00	2,398.01	0.00	10,105.00	0.00	5,049.26	596.10	0.00	11,038.05	1,138.35
2026	126.00	2,540.47	0.00	0.00	0.00	5,340.10	601.20	0.00	22,438.55	15,754.31
2027	126.00	2,582.76	0.00	0.00	0.00	5,340.10	601.20	0.00	22,911.00	29,325.77
2028	126.00	2,574.09	0.00	0.00	0.00	5,340.10	601.20	0.00	22,814.16	41,611.09
2029	126.00	2,532.34	0.00	0.00	0.00	5,340.10	601.20	0.00	22,347.74	52,552.81
2030	126.00	2,470.80	0.00	0.00	0.00	5,340.10	601.20	0.00	21,660.28	62,195.20
2031	126.00	2,392.65	0.00	0.00	0.00	5,340.10	601.20	0.00	20,787.23	70,608.89
2032	126.00	2,301.35	0.00	0.00	0.00	5,340.10	601.20	0.00	19,767.30	77,881.61
2033	126.00	2,203.48	0.00	0.00	0.00	5,340.10	601.20	0.00	18,673.98	84,128.06
2034	126.00	2,095.98	0.00	0.00	0.00	5,340.10	601.20	0.00	17,473.09	89,442.36
2035	126.00	1,976.38	0.00	0.00	0.00	5,340.10	601.20	0.00	16,137.03	93,904.87
2036	126.00	1,847.98	0.00	0.00	0.00	5,340.10	601.20	0.00	14,702.68	97,600.95
Rem.		10,068.00	0.00	0.00	0.00	39,578.30	4,458.90	0.00	68,433.51	12,373.66
Total		40,871.46	0.00	45,185.00	0.00	107,843.23	12,357.00	0.00	291,194.04	109,974.61
		Present Worth Profile (M$)

		PW	5.00% :	172,998.27
Disc. Initial Invest. (M$) :	36,603.111	PW	8.00% :	130,889.08
ROInvestment (disc/undisc) :	4.00/7.44	PW	9.00% :	119,844.08

Years to Payout :	3.86	PW	12.00% :	93,185.03
Internal ROR (%) :	135.45	PW	15.00% :	73,712.38
		PW	20.00% :	51,485.38

Annex D-30

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Non-Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00	SEVEN RIVERS Report Group
Case Type :	GRAND TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	99.08	19.81	0.00	84.02	14.97	0.00	65.73	2.73	0.00	5,563.69
2023	168.50	33.70	0.00	142.89	25.46	0.00	65.73	2.73	0.00	9,461.32
2024	358.23	71.65	0.00	303.78	54.13	0.00	65.73	2.73	0.00	20,115.02
2025	519.78	103.95	0.00	440.78	78.54	0.00	65.73	2.73	0.00	29,186.42
2026	550.66	110.13	0.00	466.96	83.21	0.00	65.73	2.73	0.00	30,920.32
2027	559.83	111.97	0.00	474.73	84.60	0.00	65.73	2.73	0.00	31,435.06
2028	557.95	111.59	0.00	473.14	84.31	0.00	65.73	2.73	0.00	31,329.55
2029	548.90	109.78	0.00	465.47	82.95	0.00	65.73	2.73	0.00	30,821.38
2030	535.56	107.11	0.00	454.15	80.93	0.00	65.73	2.73	0.00	30,072.38
2031	518.62	103.72	0.00	439.79	78.37	0.00	65.73	2.73	0.00	29,121.18
2032	498.83	99.77	0.00	423.01	75.38	0.00	65.73	2.73	0.00	28,009.94
2033	477.62	95.52	0.00	405.02	72.17	0.00	65.73	2.73	0.00	26,818.75
2034	454.32	90.86	0.00	385.26	68.65	0.00	65.73	2.73	0.00	25,510.37
2035	428.39	85.68	0.00	363.28	64.73	0.00	65.73	2.73	0.00	24,054.70
2036	400.56	80.11	0.00	339.67	60.53	0.00	65.73	2.73	0.00	22,491.95
Rem	2,182.30	436.46	0.00	1,850.59	329.78	0.00	65.73	2.73	0.00	122,538.71
Total	8,859.12	1,771.82	0.00	7,512.53	1,338.73	0.00	65.73	2.73	0.00	497,450.73
Ult	8,859.12	1,771.82	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	11.00	457.12	0.00	2,100.00	0.00	413.47	35.10	0.00	2,557.99	2,358.20
2023	48.00	777.36	0.00	15,685.00	0.00	1,058.21	205.50	0.00	-8,264.75	-4,742.55
2024	92.00	1,652.69	0.00	17,295.00	0.00	3,002.93	448.20	0.00	-2,283.80	-6,573.09
2025	126.00	2,398.01	0.00	10,105.00	0.00	5,049.26	596.10	0.00	11,038.05	1,138.35
2026	126.00	2,540.47	0.00	0.00	0.00	5,340.10	601.20	0.00	22,438.55	15,754.31
2027	126.00	2,582.76	0.00	0.00	0.00	5,340.10	601.20	0.00	22,911.00	29,325.77
2028	126.00	2,574.09	0.00	0.00	0.00	5,340.10	601.20	0.00	22,814.16	41,611.09
2029	126.00	2,532.34	0.00	0.00	0.00	5,340.10	601.20	0.00	22,347.74	52,552.81
2030	126.00	2,470.80	0.00	0.00	0.00	5,340.10	601.20	0.00	21,660.28	62,195.20
2031	126.00	2,392.65	0.00	0.00	0.00	5,340.10	601.20	0.00	20,787.23	70,608.89
2032	126.00	2,301.35	0.00	0.00	0.00	5,340.10	601.20	0.00	19,767.30	77,881.61
2033	126.00	2,203.48	0.00	0.00	0.00	5,340.10	601.20	0.00	18,673.98	84,128.06
2034	126.00	2,095.98	0.00	0.00	0.00	5,340.10	601.20	0.00	17,473.09	89,442.36
2035	126.00	1,976.38	0.00	0.00	0.00	5,340.10	601.20	0.00	16,137.03	93,904.87
2036	126.00	1,847.98	0.00	0.00	0.00	5,340.10	601.20	0.00	14,702.68	97,600.95
Rem.		10,068.00	0.00	0.00	0.00	39,578.30	4,458.90	0.00	68,433.51	12,373.66
Total		40,871.46	0.00	45,185.00	0.00	107,843.23	12,357.00	0.00	291,194.04	109,974.61
		Present Worth Profile (M$)

		PW	5.00% :	172,998.27
Disc. Initial Invest. (M$) :	36,603.111	PW	8.00% :	130,889.08
ROInvestment (disc/undisc) :	4.00/7.44	PW	9.00% :	119,844.08

Years to Payout :	3.86	PW	12.00% :	93,185.03
Internal ROR (%) :	135.45	PW	15.00% :	73,712.38
		PW	20.00% :	51,485.38
Annex D-31

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Seven Rivers WF PDP+PDNP (Incr) - Dev
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	INCREMENTAL CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	0.00		Co., State :	Eddy, NM
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	99.08	19.81	0.00	84.02	14.97	0.00	65.73	2.73	0.00	5,563.69
2023	168.50	33.70	0.00	142.89	25.46	0.00	65.73	2.73	0.00	9,461.32
2024	358.23	71.65	0.00	303.78	54.13	0.00	65.73	2.73	0.00	20,115.02
2025	519.78	103.95	0.00	440.78	78.54	0.00	65.73	2.73	0.00	29,186.42
2026	550.66	110.13	0.00	466.96	83.21	0.00	65.73	2.73	0.00	30,920.32
2027	559.83	111.97	0.00	474.73	84.60	0.00	65.73	2.73	0.00	31,435.06
2028	557.95	111.59	0.00	473.14	84.31	0.00	65.73	2.73	0.00	31,329.55
2029	548.90	109.78	0.00	465.47	82.95	0.00	65.73	2.73	0.00	30,821.38
2030	535.56	107.11	0.00	454.15	80.93	0.00	65.73	2.73	0.00	30,072.38
2031	518.62	103.72	0.00	439.79	78.37	0.00	65.73	2.73	0.00	29,121.18
2032	498.83	99.77	0.00	423.01	75.38	0.00	65.73	2.73	0.00	28,009.94
2033	477.62	95.52	0.00	405.02	72.17	0.00	65.73	2.73	0.00	26,818.75
2034	454.32	90.86	0.00	385.26	68.65	0.00	65.73	2.73	0.00	25,510.37
2035	428.39	85.68	0.00	363.28	64.73	0.00	65.73	2.73	0.00	24,054.70
2036	400.56	80.11	0.00	339.67	60.53	0.00	65.73	2.73	0.00	22,491.95
Rem	2,182.30	436.46	0.00	1,850.59	329.78	0.00	65.73	2.73	0.00	122,538.71
Total	8,859.12	1,771.82	0.00	7,512.53	1,338.73	0.00	65.73	2.73	0.00	497,450.73
Ult	8,859.12	1,771.82	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	11.00	457.12	0.00	2,100.00	0.00	413.47	35.10	0.00	2,557.99	2,358.20
2023	48.00	777.36	0.00	15,685.00	0.00	1,058.21	205.50	0.00	-8,264.75	-4,742.55
2024	92.00	1,652.69	0.00	17,295.00	0.00	3,002.93	448.20	0.00	-2,283.80	-6,573.09
2025	126.00	2,398.01	0.00	10,105.00	0.00	5,049.26	596.10	0.00	11,038.05	1,138.35
2026	126.00	2,540.47	0.00	0.00	0.00	5,340.10	601.20	0.00	22,438.55	15,754.31
2027	126.00	2,582.76	0.00	0.00	0.00	5,340.10	601.20	0.00	22,911.00	29,325.77
2028	126.00	2,574.09	0.00	0.00	0.00	5,340.10	601.20	0.00	22,814.16	41,611.09
2029	126.00	2,532.34	0.00	0.00	0.00	5,340.10	601.20	0.00	22,347.74	52,552.81
2030	126.00	2,470.80	0.00	0.00	0.00	5,340.10	601.20	0.00	21,660.28	62,195.20
2031	126.00	2,392.65	0.00	0.00	0.00	5,340.10	601.20	0.00	20,787.23	70,608.89
2032	126.00	2,301.35	0.00	0.00	0.00	5,340.10	601.20	0.00	19,767.30	77,881.61
2033	126.00	2,203.48	0.00	0.00	0.00	5,340.10	601.20	0.00	18,673.98	84,128.06
2034	126.00	2,095.98	0.00	0.00	0.00	5,340.10	601.20	0.00	17,473.09	89,442.36
2035	126.00	1,976.38	0.00	0.00	0.00	5,340.10	601.20	0.00	16,137.03	93,904.87
2036	126.00	1,847.98	0.00	0.00	0.00	5,340.10	601.20	0.00	14,702.68	97,600.95
Rem.		10,068.00	0.00	0.00	0.00	39,578.30	4,458.90	0.00	68,433.51	12,373.66
Total		40,871.46	0.00	45,185.00	0.00	107,843.23	12,357.00	0.00	291,194.04	109,974.61
	Oil			Abandonment Date :	05/31/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	33,275.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	172,998.27
Abandonment :	27,120.00	bbl/month		Disc. Initial Invest. (M$) :	36,603.111	PW	8.00% :	130,889.08
Initial Decline :	0.00	% year	b = 0.500	ROInvestment (disc/undisc) :	4.00/7.44	PW	9.00% :	119,844.08
Beg Ratio :	0.200	Mcf/bbl		Years to Payout :	3.86	PW	12.00% :	93,185.03
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	135.45	PW	15.00% :	73,712.38
						PW	20.00% :	51,485.38

Annex D-32

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Undeveloped Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	41.33	8.27	0.00	35.05	6.25	0.00	65.73	2.73	0.00	2,320.90
2023	58.75	11.75	0.00	49.82	8.88	0.00	65.73	2.73	0.00	3,298.89
2024	173.14	34.63	0.00	146.82	26.16	0.00	65.73	2.73	0.00	9,722.09
2025	366.49	73.30	0.00	310.78	55.38	0.00	65.73	2.73	0.00	20,578.94
2026	426.73	85.35	0.00	361.87	64.49	0.00	65.73	2.73	0.00	23,961.55
2027	433.47	86.69	0.00	367.58	65.50	0.00	65.73	2.73	0.00	24,339.89
2028	428.37	85.67	0.00	363.26	64.73	0.00	65.73	2.73	0.00	24,053.57
2029	415.36	83.07	0.00	352.22	62.77	0.00	65.73	2.73	0.00	23,322.83
2030	397.44	79.49	0.00	337.03	60.06	0.00	65.73	2.73	0.00	22,316.94
2031	376.11	75.22	0.00	318.94	56.84	0.00	65.73	2.73	0.00	21,119.00
2032	351.79	70.36	0.00	298.32	53.16	0.00	65.73	2.73	0.00	19,753.40
2033	326.06	65.21	0.00	276.50	49.27	0.00	65.73	2.73	0.00	18,308.58
2034	299.43	59.89	0.00	253.92	45.25	0.00	65.73	2.73	0.00	16,813.54
2035	271.48	54.30	0.00	230.22	41.03	0.00	65.73	2.73	0.00	15,243.95
2036	242.44	48.49	0.00	205.59	36.64	0.00	65.73	2.73	0.00	13,613.26
Rem	942.42	188.49	0.00	799.17	142.41	0.00	65.73	2.73	0.00	52,918.26
Total	5,550.82	1,110.17	0.00	4,707.09	838.81	0.00	65.73	2.73	0.00	311,685.59
Ult	5,550.82	1,110.17	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	0.00	190.69	0.00	0.00	0.00	0.00	0.00	0.00	2,130.21	2,027.43
2023	0.00	271.04	0.00	0.00	0.00	0.00	0.00	0.00	3,027.85	4,631.50
2024	23.00	798.78	0.00	28,840.00	0.00	473.04	93.60	0.00	-20,483.34	-11,534.82
2025	43.00	1,690.80	0.00	22,231.00	0.00	1,461.17	247.80	0.00	-5,051.83	-15,371.89
2026	43.00	1,968.72	0.00	0.00	0.00	1,808.06	270.00	0.00	19,914.76	-2,398.86
2027	43.00	1,999.81	0.00	0.00	0.00	1,808.06	270.00	0.00	20,262.02	9,604.04
2028	43.00	1,976.29	0.00	0.00	0.00	1,808.06	270.00	0.00	19,999.22	20,374.48
2029	43.00	1,916.25	0.00	0.00	0.00	1,808.06	270.00	0.00	19,328.52	29,839.13
2030	43.00	1,833.60	0.00	0.00	0.00	1,808.06	270.00	0.00	18,405.27	38,033.73
2031	43.00	1,735.18	0.00	0.00	0.00	1,808.06	270.00	0.00	17,305.76	45,039.52
2032	43.00	1,622.98	0.00	0.00	0.00	1,808.06	270.00	0.00	16,052.36	50,946.73
2033	43.00	1,504.27	0.00	0.00	0.00	1,808.06	270.00	0.00	14,726.25	55,873.87
2034	43.00	1,381.43	0.00	0.00	0.00	1,808.06	270.00	0.00	13,354.05	59,936.42
2035	43.00	1,252.47	0.00	0.00	0.00	1,808.06	270.00	0.00	11,913.42	63,231.92
2036	43.00	1,118.49	0.00	0.00	0.00	1,808.06	270.00	0.00	10,416.71	65,851.46
Rem.		4,347.86	0.00	0.00	0.00	13,400.53	2,002.50	0.00	33,167.37	6,398.32
Total		25,608.66	0.00	51,071.00	0.00	35,223.44	5,313.90	0.00	194,468.60	72,249.78
		Present Worth Profile (M$)

		PW	5.00% :	115,699.03
Disc. Initial Invest. (M$) :	38,802.680	PW	8.00% :	86,783.25
ROInvestment (disc/undisc) :	2.86/4.81	PW	9.00% :	79,121.52

Years to Payout :	5.02	PW	12.00% :	60,510.76
Internal ROR (%) :	94.92	PW	15.00% :	46,841.33
		PW	20.00% :	31,251.78

Annex D-33

Date : 11/11/2022 11:14:34AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Proved Undeveloped Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00	SEVEN RIVERS Report Group
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00

Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	41.33	8.27	0.00	35.05	6.25	0.00	65.73	2.73	0.00	2,320.90
2023	58.75	11.75	0.00	49.82	8.88	0.00	65.73	2.73	0.00	3,298.89
2024	173.14	34.63	0.00	146.82	26.16	0.00	65.73	2.73	0.00	9,722.09
2025	366.49	73.30	0.00	310.78	55.38	0.00	65.73	2.73	0.00	20,578.94
2026	426.73	85.35	0.00	361.87	64.49	0.00	65.73	2.73	0.00	23,961.55
2027	433.47	86.69	0.00	367.58	65.50	0.00	65.73	2.73	0.00	24,339.89
2028	428.37	85.67	0.00	363.26	64.73	0.00	65.73	2.73	0.00	24,053.57
2029	415.36	83.07	0.00	352.22	62.77	0.00	65.73	2.73	0.00	23,322.83
2030	397.44	79.49	0.00	337.03	60.06	0.00	65.73	2.73	0.00	22,316.94
2031	376.11	75.22	0.00	318.94	56.84	0.00	65.73	2.73	0.00	21,119.00
2032	351.79	70.36	0.00	298.32	53.16	0.00	65.73	2.73	0.00	19,753.40
2033	326.06	65.21	0.00	276.50	49.27	0.00	65.73	2.73	0.00	18,308.58
2034	299.43	59.89	0.00	253.92	45.25	0.00	65.73	2.73	0.00	16,813.54
2035	271.48	54.30	0.00	230.22	41.03	0.00	65.73	2.73	0.00	15,243.95
2036	242.44	48.49	0.00	205.59	36.64	0.00	65.73	2.73	0.00	13,613.26
Rem	942.42	188.49	0.00	799.17	142.41	0.00	65.73	2.73	0.00	52,918.26
Total	5,550.82	1,110.17	0.00	4,707.09	838.81	0.00	65.73	2.73	0.00	311,685.59
Ult	5,550.82	1,110.17	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	0.00	190.69	0.00	0.00	0.00	0.00	0.00	0.00	2,130.21	2,027.43
2023	0.00	271.04	0.00	0.00	0.00	0.00	0.00	0.00	3,027.85	4,631.50
2024	23.00	798.78	0.00	28,840.00	0.00	473.04	93.60	0.00	-20,483.34	-11,534.82
2025	43.00	1,690.80	0.00	22,231.00	0.00	1,461.17	247.80	0.00	-5,051.83	-15,371.89
2026	43.00	1,968.72	0.00	0.00	0.00	1,808.06	270.00	0.00	19,914.76	-2,398.86
2027	43.00	1,999.81	0.00	0.00	0.00	1,808.06	270.00	0.00	20,262.02	9,604.04
2028	43.00	1,976.29	0.00	0.00	0.00	1,808.06	270.00	0.00	19,999.22	20,374.48
2029	43.00	1,916.25	0.00	0.00	0.00	1,808.06	270.00	0.00	19,328.52	29,839.13
2030	43.00	1,833.60	0.00	0.00	0.00	1,808.06	270.00	0.00	18,405.27	38,033.73
2031	43.00	1,735.18	0.00	0.00	0.00	1,808.06	270.00	0.00	17,305.76	45,039.52
2032	43.00	1,622.98	0.00	0.00	0.00	1,808.06	270.00	0.00	16,052.36	50,946.73
2033	43.00	1,504.27	0.00	0.00	0.00	1,808.06	270.00	0.00	14,726.25	55,873.87
2034	43.00	1,381.43	0.00	0.00	0.00	1,808.06	270.00	0.00	13,354.05	59,936.42
2035	43.00	1,252.47	0.00	0.00	0.00	1,808.06	270.00	0.00	11,913.42	63,231.92
2036	43.00	1,118.49	0.00	0.00	0.00	1,808.06	270.00	0.00	10,416.71	65,851.46
Rem.		4,347.86	0.00	0.00	0.00	13,400.53	2,002.50	0.00	33,167.37	6,398.32
Total		25,608.66	0.00	51,071.00	0.00	35,223.44	5,313.90	0.00	194,468.60	72,249.78
		Present Worth Profile (M$)

		PW	5.00% :	115,699.03
Disc. Initial Invest. (M$) :	38,802.680	PW	8.00% :	86,783.25
ROInvestment (disc/undisc) :	2.86/4.81	PW	9.00% :	79,121.52

Years to Payout :	5.02	PW	12.00% :	60,510.76
Internal ROR (%) :	94.92	PW	15.00% :	46,841.33
		PW	20.00% :	31,251.78
Annex D-34

Date : 11/11/2022 11:14:34AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd As Of 010122	As Of Date : 01/01/2022	Case :	Seven Rivers WF PDP+PDNP+PUD (Incr)
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	INCREMENTAL CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	default		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	0.00		Co., State :	Eddy, NM
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2022	41.33	8.27	0.00	35.05	6.25	0.00	65.73	2.73	0.00	2,320.90
2023	58.75	11.75	0.00	49.82	8.88	0.00	65.73	2.73	0.00	3,298.89
2024	173.14	34.63	0.00	146.82	26.16	0.00	65.73	2.73	0.00	9,722.09
2025	366.49	73.30	0.00	310.78	55.38	0.00	65.73	2.73	0.00	20,578.94
2026	426.73	85.35	0.00	361.87	64.49	0.00	65.73	2.73	0.00	23,961.55
2027	433.47	86.69	0.00	367.58	65.50	0.00	65.73	2.73	0.00	24,339.89
2028	428.37	85.67	0.00	363.26	64.73	0.00	65.73	2.73	0.00	24,053.57
2029	415.36	83.07	0.00	352.22	62.77	0.00	65.73	2.73	0.00	23,322.83
2030	397.44	79.49	0.00	337.03	60.06	0.00	65.73	2.73	0.00	22,316.94
2031	376.11	75.22	0.00	318.94	56.84	0.00	65.73	2.73	0.00	21,119.00
2032	351.79	70.36	0.00	298.32	53.16	0.00	65.73	2.73	0.00	19,753.40
2033	326.06	65.21	0.00	276.50	49.27	0.00	65.73	2.73	0.00	18,308.58
2034	299.43	59.89	0.00	253.92	45.25	0.00	65.73	2.73	0.00	16,813.54
2035	271.48	54.30	0.00	230.22	41.03	0.00	65.73	2.73	0.00	15,243.95
2036	242.44	48.49	0.00	205.59	36.64	0.00	65.73	2.73	0.00	13,613.26
Rem	942.42	188.49	0.00	799.17	142.41	0.00	65.73	2.73	0.00	52,918.26
Total	5,550.82	1,110.17	0.00	4,707.09	838.81	0.00	65.73	2.73	0.00	311,685.59
Ult	5,550.82	1,110.17	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2022	0.00	190.69	0.00	0.00	0.00	0.00	0.00	0.00	2,130.21	2,027.43
2023	0.00	271.04	0.00	0.00	0.00	0.00	0.00	0.00	3,027.85	4,631.50
2024	23.00	798.78	0.00	28,840.00	0.00	473.04	93.60	0.00	-20,483.34	-11,534.82
2025	43.00	1,690.80	0.00	22,231.00	0.00	1,461.17	247.80	0.00	-5,051.83	-15,371.89
2026	43.00	1,968.72	0.00	0.00	0.00	1,808.06	270.00	0.00	19,914.76	-2,398.86
2027	43.00	1,999.81	0.00	0.00	0.00	1,808.06	270.00	0.00	20,262.02	9,604.04
2028	43.00	1,976.29	0.00	0.00	0.00	1,808.06	270.00	0.00	19,999.22	20,374.48
2029	43.00	1,916.25	0.00	0.00	0.00	1,808.06	270.00	0.00	19,328.52	29,839.13
2030	43.00	1,833.60	0.00	0.00	0.00	1,808.06	270.00	0.00	18,405.27	38,033.73
2031	43.00	1,735.18	0.00	0.00	0.00	1,808.06	270.00	0.00	17,305.76	45,039.52
2032	43.00	1,622.98	0.00	0.00	0.00	1,808.06	270.00	0.00	16,052.36	50,946.73
2033	43.00	1,504.27	0.00	0.00	0.00	1,808.06	270.00	0.00	14,726.25	55,873.87
2034	43.00	1,381.43	0.00	0.00	0.00	1,808.06	270.00	0.00	13,354.05	59,936.42
2035	43.00	1,252.47	0.00	0.00	0.00	1,808.06	270.00	0.00	11,913.42	63,231.92
2036	43.00	1,118.49	0.00	0.00	0.00	1,808.06	270.00	0.00	10,416.71	65,851.46
Rem.		4,347.86	0.00	0.00	0.00	13,400.53	2,002.50	0.00	33,167.37	6,398.32
Total		25,608.66	0.00	51,071.00	0.00	35,223.44	5,313.90	0.00	194,468.60	72,249.78
	Oil			Abandonment Date :	05/31/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	36,010.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	115,699.03
Abandonment :	30,529.00	bbl/month		Disc. Initial Invest. (M$) :	38,802.680	PW	8.00% :	86,783.25
Initial Decline :	0.00	% year	b = 0.000	ROInvestment (disc/undisc) :	2.86/4.81	PW	9.00% :	79,121.52
Beg Ratio :	0.200	Mcf/bbl		Years to Payout :	5.02	PW	12.00% :	60,510.76
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	94.92	PW	15.00% :	46,841.33
						PW	20.00% :	31,251.78

Annex D-35

Annex E

Report of William M. Cobb & Associates, Inc. as of December 31, 2022 (LH Operating, LLC)

See below

EVALUATION

OF

CERTAIN OIL AND GAS
PROPERTIES

LOCATED IN

EDDY COUNTY,
NEW MEXICO

PREPARED FOR

POGO RESOURCES, LLC

AS OF

DECEMBER 31, 2022

WILLIAM M. COBB & ASSOCIATES, INC.

Worldwide Petroleum Consultants

WILLIAM M. COBB & ASSOCIATES, INC.
Worldwide Petroleum Consultants

12770 Coit Road, Suite 907	(972) 385-0354
Dallas, Texas	Fax: (972) 788-5165
E-Mail: office@wmcobb.com

June 14, 2023

Mr. Nick Holbrook
Pogo Resources, LLC
4809 Cole Avenue, Suite 106
Dallas, Texas 75205

Subject:  Grayburg-Jackson Field, Eddy County, New Mexico
Reserve and Cash Flow Projections, SEC Guidelines

Dear Mr. Holbrook:

In accordance with your request, William M. Cobb & Associates, Inc. (Cobb & Associates) has estimated the proved reserves and future income as of December 31, 2022, attributable to the interest of Pogo Resources, LLC (Pogo) in certain oil and gas properties located in the Grayburg-Jackson Field, Eddy County, New Mexico. The Pogo properties have historically produced from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs in descending depth order. The focus of this report is to capture reserves attributable to both the historical (“legacy”) SR-Q-G-SA completions and the recent Pogo implementation and expansion of the Seven Rivers (SR) waterflood. This report was completed on February 8, 2023 and revisions to the wording were previously made on March 23, 2023.

Table 1 summarizes our estimate of the proved oil and gas reserves for all planned development and the pre-federal income tax value undiscounted and discounted at ten percent. Values shown are determined utilizing the December 31, 2022, SEC Commodity Price Forecast. The discounted present worth of future income values shown below in Table 1 are not intended to necessarily represent an estimate of fair market value.

TABLE 1

POGO RESOURCES, LLC — NET RESERVES AND VALUE
AS OF DECEMBER 31, 2022

	Net Reserves		Future Net Pre-Tax Cash Flow
Reserve Category	Oil (MBBL)	Gas (MMCF)	Undiscounted (M$)	Discounted at 10% (M$)
Legacy SR-Q-G-SA PDP	915.0	682.7	46,283.3	29,165.6
SR Waterflood PDP	5,145.0	1,394.1	342,734.6	179,275.9
TOTAL PDP	6,060.0	2,076.8	389,017.9	208,441.5
SR Waterflood PNP	6,953.6	1,495.5	442,605.9	184,927.5
SR Waterflood PUD	4,563.8	999.6	303,580.0	126,405.7
TOTAL PROVED	17,577.4	4,571.9	1,135,203.9	519,774.8

Annex E-1

Mr. Nick Holbrook
June 14, 2023
Page 2 – Grayburg-Jackson Reserves, SEC Guidelines

Oil volumes are expressed in thousands of stock tank barrels (MBBL). A stock tank barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF).

According to Pogo, the reserves evaluated in this report also constitute 100% of Pogo’s reserves. This report, which was prepared for the use of HNR Acquisition Corp (HNRA) in filing with the SEC and will be filed with HNRA’s proxy statement (the “Proxy Statement”) and covers 100 percent of the total company present value discounted at ten percent (PV10) presented in the Proxy Statement. All assumptions, data, methods, and procedures considered necessary and appropriate were used to prepare this report.

DISCUSSION

Pogo’s leasehold covers approximately 13,700 acres in the Grayburg-Jackson Field. Historical production has been from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs ranging in depth from 1,500 to 4,000 feet. The production forecast for the historical SR-Q-G-SA completions is the basis for row one in Table 1. Recent and ongoing focus on the Seven Rivers waterflood implementation by Pogo is reflected as SR Waterflood in rows 2 — 4 in Table 1. Although the Seven Rivers interval is behind-pipe in many future Seven Rivers producers or injectors, a material number of planned producers and injectors will require new drill wellbores. The 158 development patterns have been categorized according to the producer status with 115 patterns being Proved Developed Non-Producing (PDNP) and 43 patterns being Proved Undeveloped (PUD).

In 2019 Pogo began an expansion of the existing Seven Rivers waterflood under several sections in the southern portion of the Pogo properties which had been economically successful and served as the analogy for the reserves estimated in this report. Evaluation of these economically successful patterns within the Pogo property yielded a median (P50) expectation of 32,545 barrels (Bbls) of oil for a typical Seven Rivers 40-acre well spacing primary recovery completion. Furthermore, the evaluation yielded a median expectation of 85,348 Bbls of oil for a typical Seven Rivers 20-acre well spacing waterflood recovery (primary + secondary) recovery completion. The difference between these two median recoveries yields a typical secondary oil recovery of 52,803 Bbls.

Net Pay and Pore Volume (Net Pay * Porosity) maps were generated for the Seven Rivers intervals included as waterflood reserves in this report: B1, B2, B3, B4, B5, B6, and C. The sum of the Pore Volume from these seven intervals constitutes the Total Pore Volume forming the volumetric basis for the Seven Rivers waterflood reserves. A total of 314 patterns with discretely estimated Pore Volume were evaluated. Only the 253 patterns under Pogo leases with less than 43,000 Bbls of cumulative oil production were used to distribute reserves in this report.

A pattern simulation model was used to forecast future recovery from the 253 Pogo Seven Rivers patterns. The simulation model is comprised of seven layers to represent the seven intervals of the Seven Rivers Pore Volume maps. Average thickness and porosity values from the seven intervals were used in the simulation models. As of this report date, 95 patterns were producing and 158 remained for future development. Of the remaining 158 patterns, 115 are categorized as PNP and 43 are PUD. Primary and secondary recovery cases were run to establish production forecast rates then used to distribute production expectations to each of the 253 Seven Rivers patterns. The individual Pore Volume of each pattern served as the key element for scaling the production forecast for each specific pattern. The oil volumes from this forecast are the basis for the Seven Rivers waterflood PDP reserves. The oil projection for these 253 patterns is the production forecast for the total Proved (PDP+PDNP+PUD) reserves for the Seven Rivers waterflood implementation.

OIL AND GAS PRICING

Projections of future oil and gas reserves contained in this report utilize the December 31, 2022, SEC Commodity Price Forecast. The SEC price is the arithmetic average of the “first-day-of-the-month” WTI Spot pricing for oil prices and Henry Hub prices for natural gas for the preceding 12-month period ending December 31, 2022. These prices were calculated to be $93.67 per barrel of oil and $6.358 per MMBTU of gas. After applying appropriate differentials for each lease, the weighted average realized product prices for 2023 were estimated to be $94.53 per barrel of oil and $4.14 per MCF of gas, resulting in average 2023 differentials of positive $0.86 per barrel and negative $2.218 per MCF. Product prices and differentials were not escalated for this report.

Annex E-2

Mr. Nick Holbrook
June 14, 2023
Page 3 – Grayburg-Jackson Reserves, SEC Guidelines

OPERATING COSTS

Pogo provided historical lease operating expense (LOE) data through November 2022 for each lease. Based upon our analysis of that data, a fixed monthly operating cost was applied for each legacy lease. The Seven Rivers PDP waterflood case was assigned a monthly per pattern fixed monthly operating cost of $416,226 based on the provided data. The PNP and PUD cases were assigned a fixed monthly operating cost of $4,381 per new producer. The costs were held constant for the report. There were no variable costs scheduled. The cashflow model for this report was prepared using PHDWin software which classifies variable costs as “other costs” in the standard report regardless of any “other costs” being utilized in the actual analysis.

CAPITAL COSTS

Capital costs and timing were provided by Pogo. This prospect will be developed using a combination of recompletions and new drill wells. The development cost to complete the remaining patterns is $94,156,000.

RESERVES AND CASH FLOW

Reserve and revenue projections for the proved reserves categories are shown in Table 2 after the signature page of this report. Cash flow is defined as revenue after deduction of state severance tax, ad valorem tax, operating cost, and capital cost. All economic projections are before federal income taxes.

NATURAL GAS FORECAST

The 17 Legacy leases have a total producing GOR of about 1125 scf/STB (1.125 MCF/BO) as of January 2023. Our cash flow run for these same leases shows a GOR of 1.18 MCF/BO in year 2023. We consider this to be very reasonable agreement.

Our waterflood prediction for the 95 PDP Seven Rivers waterflood patterns water injection starts at virgin conditions with virgin reservoir pressure. As such, the producing GOR would be equivalent to the solution GOR, which is 200 scf/STB. However, current producing GOR for the Seven Rivers waterflood patterns is approximately 1000 scf/STB and declining. We have projected GOR to decline from the current value to the solution GOR value of 200 scf/STB over a period of approximately nine years.

PROPERTY ABANDONMENT

As requested, abandonment costs have not been included in our estimates of future net revenue. Although no abandonment costs have been scheduled for the subject properties, it is worth noting the expected long producing life of the Reserves evaluated in this report. The Seven Rivers Reserves categories are estimated to become uneconomical by approximately October 2044. However, some of the currently producing legacy (SR-Q-G-SA) patterns do not become uneconomic until April 2060. Given the long producing life of the properties, the present value of any abandonment costs would be minimal. In addition, any future abandonment costs will be largely, or totally, offset by the salvage value of the wellbore tubulars and surface equipment.

PROFESSIONAL GUIDELINES

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years, from known reservoirs under expected economic and operating conditions. Reserves are considered proved if economic productivity is supported by either actual production or conclusive formation tests.

Probable reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than proved reserves, but more certain to be recovered than possible reserves. Possible reserves are those additional reserves which analysis of geoscience and engineering data suggest are less likely to be recoverable than probable reserves.

Annex E-3

Mr. Nick Holbrook
June 14, 2023
Page 4 – Grayburg-Jackson Reserves, SEC Guidelines

The reserve estimates shown in this report are those estimated to be recoverable in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X and the guidelines specified in Item 1202 (a)(8) of Regulation S-K of the U.S. Securities and Exchange Commission (SEC), and with the exception of the exclusion of future income taxes, conforms to the FASB Accounting Standards Codification Topic 932, Extractive Industries — Oil and Gas. The definitions for oil and gas reserves in accordance with SEC Regulation S-X are set forth in this report.

No current or impending regulations are known to restrict Pogo’s ability to recover the estimated reserves. No attempt was made to assess the possible effects of unknowable governmental regulations on the ability of Pogo to recover the reserves estimated in this report.

The reserves included in this report are estimates only and should not be construed as being exact quantities. Governmental policies, uncertainties of supply and demand, the prices actually received for the reserves, and the costs incurred in recovering such reserves, may vary from the price and cost assumptions in this report. Estimated reserves using price escalations may vary from values obtained using constant price scenarios. In any case, estimates of reserves, resources, and revenues may increase or decrease as a result of future operations.

Cobb & Associates has not examined titles to the appraised properties nor has the actual degree of interest owned been independently confirmed. The data used in this evaluation were obtained from Pogo Resources, LLC and the non-confidential files of Cobb & Associates and were considered accurate.

We have not made a field examination of the Pogo properties, therefore, operating ability and condition of the production equipment have not been considered. Also, environmental liabilities, if any, caused by Pogo or any other operator have not been considered, nor has the cost to restore the property to acceptable conditions, as may be required by regulation, been taken into account.

In evaluating available information concerning this appraisal, Cobb & Associates has excluded from its consideration all matters as to which legal or accounting interpretation, rather than geological or engineering, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data, and conclusions necessarily represent only informed professional judgments.

William M. Cobb & Associates, Inc. is an independent consulting firm founded in 1983. Its compensation is not contingent on the results obtained or reported. This report was prepared by associates of the firm who are licensed professional engineers and geologists with over 40 years of experience in the estimation, assessment, and evaluation of oil and gas reserves.

Annex E-4

Mr. Nick Holbrook
June 14, 2023
Page 5 – Grayburg-Jackson Reserves, SEC Guidelines

This section intentionally left blank.

Annex E-5

Mr. Nick Holbrook
June 14, 2023
Page 6 – Grayburg-Jackson Reserves, SEC Guidelines

DLB:arr

Attachments

M:Pogo/Grayburg-Jackson Reserves – 221231_SEC_Revision 230614

Annex E-6

Pogo Resources, Llc

Reserves for

Grayburg-Jackson Properties

TABLE 2

Economic Summary Projection

William M. Cobb & Associates, Inc.

as of
DECEMBER 31, 2022

Annex E-7

Date : 02/08/2023 10:22:55AM		ECONOMIC SUMMARY PROJECTION	Total
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	GRAND TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	34,477.57
Cum Gas (MMcf) :	23,002.88
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	595.68	472.21	0.00	502.63	355.55	0.00	94.53	4.14	0.00	48,985.28
2024	931.84	518.68	0.00	788.00	390.91	0.00	94.53	4.14	0.00	76,107.88
2025	1,330.29	582.85	0.00	1,126.13	439.59	0.00	94.53	4.14	0.00	108,272.67
2026	1,423.97	528.91	0.00	1,205.77	398.97	0.00	94.53	4.14	0.00	115,632.95
2027	1,422.90	464.35	0.00	1,205.03	350.29	0.00	94.53	4.14	0.00	115,361.75
2028	1,397.82	410.12	0.00	1,183.89	309.39	0.00	94.53	4.14	0.00	113,194.32
2029	1,356.28	363.51	0.00	1,148.77	274.25	0.00	94.53	4.14	0.00	109,728.99
2030	1,304.12	322.49	0.00	1,104.73	243.35	0.00	94.53	4.14	0.00	105,437.63
2031	1,246.88	289.71	0.00	1,056.28	218.62	0.00	94.53	4.14	0.00	100,754.99
2032	1,182.43	271.56	0.00	1,001.69	204.94	0.00	94.53	4.14	0.00	95,538.10
2033	1,113.73	255.16	0.00	943.49	192.58	0.00	94.53	4.14	0.00	89,985.27
2034	1,036.80	228.65	0.00	878.27	172.35	0.00	94.53	4.14	0.00	83,735.91
2035	959.08	210.60	0.00	812.43	158.71	0.00	94.53	4.14	0.00	77,456.09
2036	883.63	193.28	0.00	748.56	145.73	0.00	94.53	4.14	0.00	71,364.92
2037	807.73	176.69	0.00	684.25	133.22	0.00	94.53	4.14	0.00	65,233.35
Rem.	3,766.95	773.09	0.00	3,187.45	583.40	0.00	94.53	4.14	0.00	303,724.34
Total	20,760.11	6,061.85	0.00	17,577.37	4,571.85	0.00	94.53	4.14	0.00	1,680,514.43
Ult	55,237.68	29,064.73	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	292.00	4,049.59	0.00	15,685.00	7,106.86	683.44	0.00	0.00	21,460.40	20,497.75
2024	359.00	6,299.15	0.00	46,135.00	7,106.86	3,715.09	0.00	0.00	12,851.78	31,503.59
2025	413.00	8,966.61	0.00	32,336.00	7,106.86	7,509.03	0.00	0.00	52,354.16	72,266.79
2026	413.00	9,579.37	0.00	0.00	7,099.46	8,306.38	0.00	0.00	90,647.75	137,228.14
2027	407.00	9,559.07	0.00	0.00	7,063.02	8,306.38	0.00	0.00	90,433.28	196,158.09
2028	407.00	9,381.04	0.00	0.00	7,059.07	8,306.38	0.00	0.00	88,447.83	248,553.02
2029	404.00	9,095.02	0.00	0.00	7,037.85	8,306.38	0.00	0.00	85,289.74	294,489.44
2030	392.00	8,740.24	0.00	0.00	6,850.72	8,306.38	0.00	0.00	81,540.30	334,419.20
2031	389.00	8,352.71	0.00	0.00	6,840.70	8,306.38	0.00	0.00	77,255.21	368,816.36
2032	389.00	7,920.33	0.00	0.00	6,840.70	8,306.38	0.00	0.00	72,470.70	398,147.11
2033	389.00	7,460.01	0.00	0.00	6,840.70	8,306.38	0.00	0.00	67,378.19	422,940.56
2034	389.00	6,942.23	0.00	0.00	6,665.63	8,306.38	0.00	0.00	61,821.66	443,625.08
2035	366.00	6,421.63	0.00	0.00	6,613.03	8,306.38	0.00	0.00	56,115.05	460,695.60
2036	366.00	5,916.65	0.00	0.00	6,532.62	8,306.38	0.00	0.00	50,609.28	474,689.99
2037	354.00	5,408.30	0.00	0.00	6,452.17	8,306.38	0.00	0.00	45,066.50	486,020.87
Rem.		25,182.55	0.00	0.00	41,051.93	56,027.83	0.00	0.00	181,462.03	33,753.88
Total		139,274.51	0.00	94,156.00	144,268.17	167,611.90	0.00	0.00	1,135,203.85	519,774.75
		Present Worth Profile (M$)

		PW	5.00% :	741,948.48
Disc. Initial Invest. (M$) :	80,662.045	PW	8.00% :	594,946.23
ROInvestment (disc/undisc) :	7.44/13.06	PW	9.00% :	555,461.51
Years to Payout :	1.97	PW	12.00% :	458,040.27
Internal ROR (%) :	>1000	PW	15.00% :	384,419.72
		PW	20.00% :	296,635.58

Annex E-8

Date : 02/08/2023 10:22:55AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Proved Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	34,477.57
Cum Gas (MMcf) :	23,002.88
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	511.11	421.82	0.00	430.92	317.47	0.00	94.53	4.14	0.00	42,048.96
2024	505.20	316.47	0.00	426.20	238.13	0.00	94.53	4.14	0.00	41,274.67
2025	493.12	259.24	0.00	416.21	195.07	0.00	94.53	4.14	0.00	40,152.27
2026	478.02	220.71	0.00	403.60	166.10	0.00	94.53	4.14	0.00	38,840.31
2027	461.07	192.06	0.00	389.40	144.56	0.00	94.53	4.14	0.00	37,408.22
2028	442.78	169.36	0.00	374.02	127.49	0.00	94.53	4.14	0.00	35,883.99
2029	422.86	150.36	0.00	357.24	113.20	0.00	94.53	4.14	0.00	34,238.32
2030	401.37	133.37	0.00	339.20	100.46	0.00	94.53	4.14	0.00	32,480.85
2031	381.80	119.97	0.00	322.69	90.38	0.00	94.53	4.14	0.00	30,877.94
2032	360.75	108.35	0.00	304.90	81.62	0.00	94.53	4.14	0.00	29,160.07
2033	338.04	100.02	0.00	285.71	75.36	0.00	94.53	4.14	0.00	27,319.84
2034	309.96	83.28	0.00	261.91	62.51	0.00	94.53	4.14	0.00	25,017.00
2035	284.52	75.68	0.00	240.40	56.77	0.00	94.53	4.14	0.00	22,960.15
2036	264.42	69.44	0.00	223.48	52.16	0.00	94.53	4.14	0.00	21,341.36
2037	247.92	64.73	0.00	209.53	48.63	0.00	94.53	4.14	0.00	20,008.22
Rem.	1,275.40	274.77	0.00	1,074.62	206.89	0.00	94.53	4.14	0.00	102,439.83
Total	7,178.35	2,759.62	0.00	6,060.03	2,076.79	0.00	94.53	4.14	0.00	581,452.01
Ult	41,655.91	25,762.51	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	256.00	3,475.61	0.00	0.00	7,106.86	0.00	0.00	0.00	31,466.49	30,021.11
2024	256.00	3,414.95	0.00	0.00	7,106.86	0.00	0.00	0.00	30,752.86	56,692.19
2025	256.00	3,323.76	0.00	0.00	7,106.86	0.00	0.00	0.00	29,721.66	80,127.82
2026	256.00	3,216.18	0.00	0.00	7,099.46	0.00	0.00	0.00	28,524.67	100,577.29
2027	250.00	3,098.30	0.00	0.00	7,063.02	0.00	0.00	0.00	27,246.90	118,336.81
2028	250.00	2,972.57	0.00	0.00	7,059.07	0.00	0.00	0.00	25,852.35	133,654.35
2029	247.00	2,836.63	0.00	0.00	7,037.85	0.00	0.00	0.00	24,363.84	146,778.04
2030	235.00	2,691.34	0.00	0.00	6,850.72	0.00	0.00	0.00	22,938.80	158,011.84
2031	232.00	2,558.75	0.00	0.00	6,840.70	0.00	0.00	0.00	21,478.49	167,575.59
2032	232.00	2,416.57	0.00	0.00	6,840.70	0.00	0.00	0.00	19,902.81	175,631.46
2033	232.00	2,264.12	0.00	0.00	6,840.70	0.00	0.00	0.00	18,215.03	182,334.99
2034	232.00	2,073.56	0.00	0.00	6,665.63	0.00	0.00	0.00	16,277.80	187,782.39
2035	209.00	1,903.11	0.00	0.00	6,613.03	0.00	0.00	0.00	14,444.01	192,176.76
2036	209.00	1,768.96	0.00	0.00	6,532.62	0.00	0.00	0.00	13,039.79	195,781.98
2037	197.00	1,658.47	0.00	0.00	6,452.17	0.00	0.00	0.00	11,897.58	198,772.53
Rem.		8,493.08	0.00	0.00	41,051.93	0.00	0.00	0.00	52,894.81	9,669.02
Total		48,165.95	0.00	0.00	144,268.17	0.00	0.00	0.00	389,017.89	208,441.54
		Present Worth Profile (M$)

		PW	5.00% :	274,442.79
Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	230,956.32
ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	219,159.83
Years to Payout :	0.00	PW	12.00% :	189,745.17
Internal ROR (%) :	0.00	PW	15.00% :	167,112.20
		PW	20.00% :	139,412.20
Annex E-9

Date : 02/08/2023 10:22:55AM		ECONOMIC SUMMARY PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Proved Producing Rsv Class & Category
Partner :	All Cases	Discount Rate (%) : 10.00	LEGACY PDP Group
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	33,765.60
Cum Gas (MMcf) :	22,102.57
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	122.35	115.73	0.00	101.25	86.20	0.00	94.53	4.14	0.00	9,928.09
2024	107.73	100.79	0.00	89.15	75.17	0.00	94.53	4.14	0.00	8,738.39
2025	95.29	88.58	0.00	78.85	66.13	0.00	94.53	4.14	0.00	7,727.86
2026	85.17	78.95	0.00	70.47	58.99	0.00	94.53	4.14	0.00	6,905.74
2027	76.28	70.98	0.00	63.10	53.08	0.00	94.53	4.14	0.00	6,184.45
2028	69.27	64.44	0.00	57.28	48.21	0.00	94.53	4.14	0.00	5,614.32
2029	62.50	58.49	0.00	51.65	43.78	0.00	94.53	4.14	0.00	5,063.74
2030	54.83	52.19	0.00	45.33	39.12	0.00	94.53	4.14	0.00	4,447.21
2031	50.42	47.95	0.00	41.68	35.96	0.00	94.53	4.14	0.00	4,088.68
2032	46.79	44.43	0.00	38.66	33.32	0.00	94.53	4.14	0.00	3,792.58
2033	43.32	41.08	0.00	35.79	30.82	0.00	94.53	4.14	0.00	3,510.54
2034	38.49	28.99	0.00	31.70	21.49	0.00	94.53	4.14	0.00	3,085.27
2035	35.31	25.84	0.00	29.07	19.11	0.00	94.53	4.14	0.00	2,826.90
2036	32.05	22.96	0.00	26.43	17.05	0.00	94.53	4.14	0.00	2,568.81
2037	28.97	20.94	0.00	23.86	15.54	0.00	94.53	4.14	0.00	2,319.58
Rem.	162.37	52.17	0.00	130.76	38.70	0.00	94.53	4.14	0.00	12,521.31
Total	1,111.12	914.50	0.00	915.03	682.68	0.00	94.53	4.14	0.00	89,323.46
Ult	34,876.73	23,017.07	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	255.00	820.11	0.00	0.00	2,112.14	0.00	0.00	0.00	6,995.84	6,681.36
2024	255.00	721.86	0.00	0.00	2,112.14	0.00	0.00	0.00	5,904.38	11,807.16
2025	255.00	638.40	0.00	0.00	2,112.14	0.00	0.00	0.00	4,977.32	15,734.73
2026	255.00	570.49	0.00	0.00	2,104.75	0.00	0.00	0.00	4,230.50	18,769.60
2027	249.00	510.89	0.00	0.00	2,068.31	0.00	0.00	0.00	3,605.25	21,120.87
2028	249.00	463.79	0.00	0.00	2,064.36	0.00	0.00	0.00	3,086.16	22,950.67
2029	246.00	418.30	0.00	0.00	2,043.14	0.00	0.00	0.00	2,602.30	24,353.06
2030	234.00	367.34	0.00	0.00	1,856.00	0.00	0.00	0.00	2,223.87	25,442.56
2031	231.00	337.72	0.00	0.00	1,845.98	0.00	0.00	0.00	1,904.97	26,291.05
2032	231.00	313.27	0.00	0.00	1,845.98	0.00	0.00	0.00	1,633.33	26,952.44
2033	231.00	289.97	0.00	0.00	1,845.98	0.00	0.00	0.00	1,374.58	27,458.37
2034	231.00	255.10	0.00	0.00	1,670.92	0.00	0.00	0.00	1,159.25	27,846.28
2035	208.00	233.76	0.00	0.00	1,618.32	0.00	0.00	0.00	974.82	28,142.85
2036	208.00	212.43	0.00	0.00	1,537.90	0.00	0.00	0.00	818.47	28,369.24
2037	196.00	191.82	0.00	0.00	1,457.46	0.00	0.00	0.00	670.30	28,537.77
Rem.		1,037.51	0.00	0.00	7,361.81	0.00	0.00	0.00	4,122.00	627.84
Total		7,382.76	0.00	0.00	35,657.36	0.00	0.00	0.00	46,283.34	29,165.61
		Present Worth Profile (M$)

		PW	5.00% :	35,599.47
Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	31,403.73
ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	30,238.05
Years to Payout :	0.00	PW	12.00% :	27,258.96
Internal ROR (%) :	0.00	PW	15.00% :	24,875.13
		PW	20.00% :	21,807.69

Annex E-10

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	CA Russell Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,070.91		Co., State :	Eddy, NM
Cum Gas (MMcf) :	521.06
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	2.24	0.00	0.00	1.79	0.00	0.00	94.53	0.00	0.00	169.20
2024	1.88	0.00	0.00	1.50	0.00	0.00	94.53	0.00	0.00	142.07
2025	1.59	0.00	0.00	1.27	0.00	0.00	94.53	0.00	0.00	120.37
2026	1.37	0.00	0.00	1.10	0.00	0.00	94.53	0.00	0.00	103.56
2027	1.19	0.00	0.00	0.95	0.00	0.00	94.53	0.00	0.00	90.03
2028	1.05	0.00	0.00	0.84	0.00	0.00	94.53	0.00	0.00	79.20
2029	0.92	0.00	0.00	0.74	0.00	0.00	94.53	0.00	0.00	69.85
2030	0.82	0.00	0.00	0.66	0.00	0.00	94.53	0.00	0.00	62.22
2031	0.74	0.00	0.00	0.59	0.00	0.00	94.53	0.00	0.00	55.78
2032	0.67	0.00	0.00	0.53	0.00	0.00	94.53	0.00	0.00	50.42
2033	0.60	0.00	0.00	0.48	0.00	0.00	94.53	0.00	0.00	45.56
2034	0.47	0.00	0.00	0.38	0.00	0.00	94.53	0.00	0.00	35.47
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	13.54	0.00	0.00	10.83	0.00	0.00	94.53	0.00	0.00	1,023.72
Ult	1,084.44	521.06	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	4.00	14.04	0.00	0.00	36.88	0.00	0.00	0.00	118.28	113.02
2024	4.00	11.79	0.00	0.00	36.88	0.00	0.00	0.00	93.40	194.15
2025	4.00	9.99	0.00	0.00	36.88	0.00	0.00	0.00	73.51	252.18
2026	4.00	8.60	0.00	0.00	36.88	0.00	0.00	0.00	58.08	293.87
2027	4.00	7.47	0.00	0.00	36.88	0.00	0.00	0.00	45.68	323.69
2028	4.00	6.57	0.00	0.00	36.88	0.00	0.00	0.00	35.75	344.90
2029	4.00	5.80	0.00	0.00	36.88	0.00	0.00	0.00	27.17	359.55
2030	4.00	5.16	0.00	0.00	36.88	0.00	0.00	0.00	20.18	369.45
2031	4.00	4.63	0.00	0.00	36.88	0.00	0.00	0.00	14.27	375.82
2032	4.00	4.18	0.00	0.00	36.88	0.00	0.00	0.00	9.36	379.62
2033	4.00	3.78	0.00	0.00	36.88	0.00	0.00	0.00	4.90	381.43
2034	4.00	2.94	0.00	0.00	30.96	0.00	0.00	0.00	1.57	381.96
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		84.97	0.00	0.00	436.59	0.00	0.00	0.00	502.16	381.96
	Oil			Abandonment Date :	11/06/2034
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	204.56	bbl/month		Revenue Int :	0.80000000	PW	5.00% :	433.66
Abandonment :	44.28	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	401.01
Initial Decline :	17.64	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	391.24
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	364.75
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	341.87
						PW	20.00% :	310.05

Annex E-11

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Fren Oil Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	628.87		Co., State :	Eddy, NM
Cum Gas (MMcf) :	373.21
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	1.93	0.25	0.00	1.69	0.19	0.00	94.53	4.14	0.00	160.09
2024	1.77	0.24	0.00	1.55	0.19	0.00	94.53	4.14	0.00	147.33
2025	1.63	0.23	0.00	1.42	0.18	0.00	94.53	4.14	0.00	135.33
2026	1.50	0.22	0.00	1.32	0.17	0.00	94.53	4.14	0.00	125.06
2027	1.39	0.21	0.00	1.22	0.17	0.00	94.53	4.14	0.00	115.93
2028	1.30	0.20	0.00	1.14	0.16	0.00	94.53	4.14	0.00	108.04
2029	1.21	0.20	0.00	1.06	0.15	0.00	94.53	4.14	0.00	100.40
2030	1.13	0.19	0.00	0.99	0.15	0.00	94.53	4.14	0.00	93.79
2031	1.05	0.18	0.00	0.92	0.14	0.00	94.53	4.14	0.00	87.81
2032	0.99	0.17	0.00	0.87	0.14	0.00	94.53	4.14	0.00	82.61
2033	0.93	0.17	0.00	0.81	0.13	0.00	94.53	4.14	0.00	77.44
2034	0.88	0.16	0.00	0.77	0.12	0.00	94.53	4.14	0.00	72.93
2035	0.83	0.15	0.00	0.72	0.12	0.00	94.53	4.14	0.00	68.81
2036	0.78	0.15	0.00	0.68	0.12	0.00	94.53	4.14	0.00	65.20
2037	0.31	0.06	0.00	0.27	0.05	0.00	94.53	4.14	0.00	25.53
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.62	2.78	0.00	15.42	2.17	0.00	94.53	4.14	0.00	1,466.30
Ult	646.49	376.00	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	3.00	13.28	0.00	0.00	56.78	0.00	0.00	0.00	90.03	85.95
2024	3.00	12.22	0.00	0.00	56.78	0.00	0.00	0.00	78.33	153.94
2025	3.00	11.22	0.00	0.00	56.78	0.00	0.00	0.00	67.32	207.05
2026	3.00	10.37	0.00	0.00	56.78	0.00	0.00	0.00	57.91	248.58
2027	3.00	9.61	0.00	0.00	56.78	0.00	0.00	0.00	49.53	280.88
2028	3.00	8.96	0.00	0.00	56.78	0.00	0.00	0.00	42.30	305.96
2029	3.00	8.33	0.00	0.00	56.78	0.00	0.00	0.00	35.29	324.97
2030	3.00	7.78	0.00	0.00	56.78	0.00	0.00	0.00	29.23	339.29
2031	3.00	7.28	0.00	0.00	56.78	0.00	0.00	0.00	23.75	349.87
2032	3.00	6.85	0.00	0.00	56.78	0.00	0.00	0.00	18.97	357.56
2033	3.00	6.42	0.00	0.00	56.78	0.00	0.00	0.00	14.23	362.80
2034	3.00	6.05	0.00	0.00	56.78	0.00	0.00	0.00	10.10	366.18
2035	3.00	5.71	0.00	0.00	56.78	0.00	0.00	0.00	6.32	368.11
2036	3.00	5.41	0.00	0.00	56.78	0.00	0.00	0.00	3.01	368.95
2037	3.00	2.12	0.00	0.00	22.91	0.00	0.00	0.00	0.50	369.08
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		121.60	0.00	0.00	817.88	0.00	0.00	0.00	526.81	369.08
	Oil			Abandonment Date :	05/29/2037
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	167.75	bbl/month		Revenue Int :	0.80000000	PW	5.00% :	434.56
Abandonment :	61.88	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	392.78
Initial Decline :	8.59	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	380.56
Beg Ratio :	0.126	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	348.09
End Ratio :	0.192	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	320.84
						PW	20.00% :	284.18
Annex E-12

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Friess Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	237.84		Co., State :	Eddy, NM
Cum Gas (MMcf) :	118.16
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	0.89	0.14	0.00	0.78	0.11	0.00	94.53	4.14	0.00	74.25
2024	0.81	0.11	0.00	0.71	0.09	0.00	94.53	4.14	0.00	67.11
2025	0.73	0.09	0.00	0.64	0.07	0.00	94.53	4.14	0.00	60.93
2026	0.67	0.07	0.00	0.59	0.06	0.00	94.53	4.14	0.00	55.93
2027	0.62	0.06	0.00	0.54	0.05	0.00	94.53	4.14	0.00	51.68
2028	0.49	0.04	0.00	0.43	0.03	0.00	94.53	4.14	0.00	40.56
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.22	0.51	0.00	3.69	0.40	0.00	94.53	4.14	0.00	350.46
Ult	242.06	118.67	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	3.00	6.16	0.00	0.00	23.02	0.00	0.00	0.00	45.07	43.04
2024	3.00	5.57	0.00	0.00	23.02	0.00	0.00	0.00	38.53	76.49
2025	3.00	5.05	0.00	0.00	23.02	0.00	0.00	0.00	32.86	102.41
2026	3.00	4.64	0.00	0.00	23.02	0.00	0.00	0.00	28.27	122.69
2027	3.00	4.29	0.00	0.00	23.02	0.00	0.00	0.00	24.38	138.59
2028	3.00	3.36	0.00	0.00	19.07	0.00	0.00	0.00	18.12	149.41
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		29.07	0.00	0.00	134.15	0.00	0.00	0.00	187.24	149.41
	Oil			Abandonment Date :	11/01/2028
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	78.54	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	166.31
Abandonment :	47.13	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	155.76
Initial Decline :	10.80	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	152.52
Beg Ratio :	0.170	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	143.56
End Ratio :	0.085	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	135.58
						PW	20.00% :	124.11

Annex E-13

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	H E West A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,858.46		Co., State :	Eddy, NM
Cum Gas (MMcf) :	1,169.62
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	2.83	2.05	0.00	2.24	1.45	0.00	94.53	4.14	0.00	218.17
2024	2.41	1.52	0.00	1.91	1.08	0.00	94.53	4.14	0.00	185.03
2025	2.06	1.17	0.00	1.64	0.83	0.00	94.53	4.14	0.00	158.18
2026	1.79	0.93	0.00	1.42	0.66	0.00	94.53	4.14	0.00	137.16
2027	1.57	0.76	0.00	1.25	0.54	0.00	94.53	4.14	0.00	120.10
2028	1.39	0.63	0.00	1.11	0.45	0.00	94.53	4.14	0.00	106.32
2029	1.24	0.53	0.00	0.98	0.37	0.00	94.53	4.14	0.00	94.31
2030	1.11	0.45	0.00	0.88	0.32	0.00	94.53	4.14	0.00	84.44
2031	1.00	0.39	0.00	0.79	0.28	0.00	94.53	4.14	0.00	76.05
2032	0.91	0.34	0.00	0.72	0.24	0.00	94.53	4.14	0.00	69.03
2033	0.82	0.30	0.00	0.65	0.21	0.00	94.53	4.14	0.00	62.62
2034	0.75	0.27	0.00	0.60	0.19	0.00	94.53	4.14	0.00	57.21
2035	0.69	0.24	0.00	0.55	0.17	0.00	94.53	4.14	0.00	52.47
2036	0.64	0.21	0.00	0.51	0.15	0.00	94.53	4.14	0.00	48.42
2037	0.34	0.11	0.00	0.27	0.08	0.00	94.53	4.14	0.00	25.84
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	19.54	9.91	0.00	15.51	7.01	0.00	94.53	4.14	0.00	1,495.33
Ult	1,878.00	1,179.53	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	6.00	18.04	0.00	0.00	40.72	0.00	0.00	0.00	159.41	152.29
2024	6.00	15.31	0.00	0.00	40.72	0.00	0.00	0.00	129.00	264.32
2025	6.00	13.09	0.00	0.00	40.72	0.00	0.00	0.00	104.37	346.71
2026	6.00	11.35	0.00	0.00	40.72	0.00	0.00	0.00	85.09	407.77
2027	6.00	9.94	0.00	0.00	40.72	0.00	0.00	0.00	69.44	453.07
2028	6.00	8.80	0.00	0.00	40.72	0.00	0.00	0.00	56.80	486.76
2029	6.00	7.81	0.00	0.00	40.72	0.00	0.00	0.00	45.78	511.44
2030	6.00	6.99	0.00	0.00	40.72	0.00	0.00	0.00	36.73	529.45
2031	6.00	6.30	0.00	0.00	40.72	0.00	0.00	0.00	29.03	542.39
2032	6.00	5.72	0.00	0.00	40.72	0.00	0.00	0.00	22.60	551.55
2033	6.00	5.19	0.00	0.00	40.72	0.00	0.00	0.00	16.71	557.70
2034	6.00	4.74	0.00	0.00	40.72	0.00	0.00	0.00	11.75	561.64
2035	6.00	4.35	0.00	0.00	40.72	0.00	0.00	0.00	7.40	563.90
2036	6.00	4.01	0.00	0.00	40.72	0.00	0.00	0.00	3.69	564.92
2037	6.00	2.14	0.00	0.00	22.94	0.00	0.00	0.00	0.75	565.12
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		123.79	0.00	0.00	592.97	0.00	0.00	0.00	778.57	565.12
	Oil			Abandonment Date :	07/27/2037
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	256.63	bbl/month		Revenue Int :	0.79377980	PW	5.00% :	654.58
Abandonment :	48.65	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	597.66
Initial Decline :	16.31	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	580.91
Beg Ratio :	0.783	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	536.13
End Ratio :	0.328	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	498.21
						PW	20.00% :	446.63

Annex E-14

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	H E West B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	3,789.06		Co., State :	Eddy, NM
Cum Gas (MMcf) :	3,149.58
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	7.37	5.86	0.00	6.39	4.53	0.00	94.53	4.14	0.00	622.73
2024	6.79	4.42	0.00	5.89	3.42	0.00	94.53	4.14	0.00	570.59
2025	6.24	3.44	0.00	5.41	2.66	0.00	94.53	4.14	0.00	522.61
2026	5.77	2.76	0.00	5.01	2.13	0.00	94.53	4.14	0.00	482.04
2027	5.35	2.26	0.00	4.64	1.75	0.00	94.53	4.14	0.00	446.22
2028	4.99	1.89	0.00	4.33	1.46	0.00	94.53	4.14	0.00	415.48
2029	4.64	1.60	0.00	4.03	1.24	0.00	94.53	4.14	0.00	385.85
2030	4.34	1.37	0.00	3.76	1.06	0.00	94.53	4.14	0.00	360.29
2031	4.07	1.19	0.00	3.53	0.92	0.00	94.53	4.14	0.00	337.22
2032	3.83	1.05	0.00	3.32	0.81	0.00	94.53	4.14	0.00	317.17
2033	3.59	0.92	0.00	3.11	0.71	0.00	94.53	4.14	0.00	297.29
2034	3.38	0.82	0.00	2.93	0.63	0.00	94.53	4.14	0.00	279.98
2035	3.19	0.73	0.00	2.77	0.57	0.00	94.53	4.14	0.00	264.15
2036	3.03	0.66	0.00	2.63	0.51	0.00	94.53	4.14	0.00	250.30
2037	2.86	0.60	0.00	2.48	0.46	0.00	94.53	4.14	0.00	236.25
Rem.	16.51	3.02	0.00	14.32	2.33	0.00	94.53	4.14	0.00	1,363.36
Total	85.94	32.59	0.00	74.55	25.19	0.00	94.53	4.14	0.00	7,151.51
Ult	3,874.99	3,182.16	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	13.00	51.48	0.00	0.00	146.45	0.00	0.00	0.00	424.80	405.54
2024	13.00	47.20	0.00	0.00	146.45	0.00	0.00	0.00	376.94	732.64
2025	13.00	43.26	0.00	0.00	146.45	0.00	0.00	0.00	332.90	995.24
2026	13.00	39.91	0.00	0.00	146.45	0.00	0.00	0.00	295.68	1,207.28
2027	13.00	36.96	0.00	0.00	146.45	0.00	0.00	0.00	262.82	1,378.63
2028	13.00	34.42	0.00	0.00	146.45	0.00	0.00	0.00	234.62	1,517.69
2029	13.00	31.97	0.00	0.00	146.45	0.00	0.00	0.00	207.43	1,629.44
2030	13.00	29.86	0.00	0.00	146.45	0.00	0.00	0.00	183.98	1,719.55
2031	13.00	27.95	0.00	0.00	146.45	0.00	0.00	0.00	162.82	1,792.06
2032	13.00	26.29	0.00	0.00	146.45	0.00	0.00	0.00	144.43	1,850.53
2033	13.00	24.64	0.00	0.00	146.45	0.00	0.00	0.00	126.20	1,896.96
2034	13.00	23.21	0.00	0.00	146.45	0.00	0.00	0.00	110.32	1,933.87
2035	13.00	21.90	0.00	0.00	146.45	0.00	0.00	0.00	95.80	1,963.01
2036	13.00	20.75	0.00	0.00	146.45	0.00	0.00	0.00	83.10	1,985.99
2037	13.00	19.59	0.00	0.00	146.45	0.00	0.00	0.00	70.22	2,003.64
Rem.		113.05	0.00	0.00	1,036.55	0.00	0.00	0.00	213.75	41.60
Total		592.43	0.00	0.00	3,233.27	0.00	0.00	0.00	3,325.81	2,045.23
	Oil			Abandonment Date :	01/29/2045
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	641.16	bbl/month		Revenue Int :	0.86750000	PW	5.00% :	2,537.93
Abandonment :	161.13	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	2,217.43
Initial Decline :	8.46	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	2,127.80
Beg Ratio :	0.886	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	1,898.40
End Ratio :	0.165	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	1,715.29
						PW	20.00% :	1,481.71
Annex E-15

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Hudson Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	545.23		Co., State :	Eddy, NM
Cum Gas (MMcf) :	375.11
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	3.01	3.56	0.00	2.64	2.78	0.00	94.53	4.14	0.00	260.68
2024	2.56	2.94	0.00	2.24	2.29	0.00	94.53	4.14	0.00	221.20
2025	2.19	2.45	0.00	1.92	1.91	0.00	94.53	4.14	0.00	189.10
2026	1.90	2.08	0.00	1.66	1.62	0.00	94.53	4.14	0.00	163.94
2027	1.67	1.79	0.00	1.46	1.39	0.00	94.53	4.14	0.00	143.49
2028	1.47	1.56	0.00	1.29	1.21	0.00	94.53	4.14	0.00	126.97
2029	1.31	1.36	0.00	1.14	1.06	0.00	94.53	4.14	0.00	112.57
2030	1.17	1.20	0.00	1.02	0.94	0.00	94.53	4.14	0.00	100.75
2031	1.05	1.07	0.00	0.92	0.83	0.00	94.53	4.14	0.00	90.69
2032	0.96	0.96	0.00	0.84	0.75	0.00	94.53	4.14	0.00	82.29
2033	0.87	0.86	0.00	0.76	0.67	0.00	94.53	4.14	0.00	74.61
2034	0.79	0.78	0.00	0.69	0.61	0.00	94.53	4.14	0.00	68.14
2035	0.73	0.71	0.00	0.64	0.56	0.00	94.53	4.14	0.00	62.47
2036	0.29	0.29	0.00	0.26	0.22	0.00	94.53	4.14	0.00	25.14
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	19.98	21.60	0.00	17.48	16.84	0.00	94.53	4.14	0.00	1,722.04
Ult	565.21	396.71	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	7.00	21.51	0.00	0.00	53.09	0.00	0.00	0.00	186.08	177.78
2024	7.00	18.26	0.00	0.00	53.09	0.00	0.00	0.00	149.86	307.93
2025	7.00	15.61	0.00	0.00	53.09	0.00	0.00	0.00	120.41	402.98
2026	7.00	13.53	0.00	0.00	53.09	0.00	0.00	0.00	97.32	472.82
2027	7.00	11.85	0.00	0.00	53.09	0.00	0.00	0.00	78.56	524.07
2028	7.00	10.48	0.00	0.00	53.09	0.00	0.00	0.00	63.40	561.68
2029	7.00	9.29	0.00	0.00	53.09	0.00	0.00	0.00	50.19	588.74
2030	7.00	8.32	0.00	0.00	53.09	0.00	0.00	0.00	39.34	608.03
2031	7.00	7.49	0.00	0.00	53.09	0.00	0.00	0.00	30.12	621.45
2032	7.00	6.80	0.00	0.00	53.09	0.00	0.00	0.00	22.40	630.53
2033	7.00	6.16	0.00	0.00	53.09	0.00	0.00	0.00	15.36	636.20
2034	7.00	5.63	0.00	0.00	53.09	0.00	0.00	0.00	9.42	639.35
2035	7.00	5.16	0.00	0.00	53.09	0.00	0.00	0.00	4.22	640.65
2036	7.00	2.08	0.00	0.00	22.43	0.00	0.00	0.00	0.64	640.83
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		142.16	0.00	0.00	712.57	0.00	0.00	0.00	867.31	640.83
	Oil			Abandonment Date :	06/04/2036
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	273.68	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	736.75
Abandonment :	56.14	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	675.90
Initial Decline :	16.48	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	657.87
Beg Ratio :	1.202	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	609.41
End Ratio :	0.973	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	568.06
						PW	20.00% :	511.32

Annex E-16

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	J L Keel A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,687.57		Co., State :	Eddy, NM
Cum Gas (MMcf) :	970.64
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	1.77	1.68	0.00	1.42	1.20	0.00	94.53	4.14	0.00	138.93
2024	1.42	1.24	0.00	1.14	0.88	0.00	94.53	4.14	0.00	111.34
2025	1.16	0.94	0.00	0.93	0.67	0.00	94.53	4.14	0.00	90.80
2026	0.97	0.74	0.00	0.78	0.53	0.00	94.53	4.14	0.00	75.66
2027	0.82	0.60	0.00	0.66	0.43	0.00	94.53	4.14	0.00	64.02
2028	0.71	0.50	0.00	0.57	0.35	0.00	94.53	4.14	0.00	55.02
2029	0.61	0.42	0.00	0.49	0.30	0.00	94.53	4.14	0.00	47.55
2030	0.14	0.10	0.00	0.12	0.07	0.00	94.53	4.14	0.00	11.24
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.62	6.21	0.00	6.10	4.43	0.00	94.53	4.14	0.00	594.57
Ult	1,695.19	976.86	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	3.00	11.48	0.00	0.00	39.41	0.00	0.00	0.00	88.05	84.20
2024	3.00	9.20	0.00	0.00	39.41	0.00	0.00	0.00	62.73	138.73
2025	3.00	7.51	0.00	0.00	39.41	0.00	0.00	0.00	43.88	173.41
2026	3.00	6.26	0.00	0.00	39.41	0.00	0.00	0.00	30.00	194.96
2027	3.00	5.29	0.00	0.00	39.41	0.00	0.00	0.00	19.32	207.59
2028	3.00	4.55	0.00	0.00	39.41	0.00	0.00	0.00	11.06	214.18
2029	3.00	3.93	0.00	0.00	39.41	0.00	0.00	0.00	4.21	216.46
2030	3.00	0.93	0.00	0.00	10.02	0.00	0.00	0.00	0.29	216.61
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		49.15	0.00	0.00	285.88	0.00	0.00	0.00	259.54	216.61
	Oil			Abandonment Date :	04/04/2030
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	165.77	bbl/month		Revenue Int :	0.80043450	PW	5.00% :	235.96
Abandonment :	46.09	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	223.91
Initial Decline :	21.90	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	220.20
Beg Ratio :	1.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	209.82
End Ratio :	0.665	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	200.50
						PW	20.00% :	186.91

Annex E-17

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	J L Keel B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	3,770.05		Co., State :	Eddy, NM
Cum Gas (MMcf) :	2,892.01
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	7.32	25.86	0.00	6.41	20.16	0.00	94.53	4.14	0.00	689.29
2024	6.27	23.43	0.00	5.49	18.27	0.00	94.53	4.14	0.00	594.28
2025	5.40	21.22	0.00	4.73	16.54	0.00	94.53	4.14	0.00	515.24
2026	4.71	19.35	0.00	4.12	15.09	0.00	94.53	4.14	0.00	452.30
2027	4.15	17.72	0.00	3.63	13.82	0.00	94.53	4.14	0.00	400.35
2028	3.69	16.33	0.00	3.23	12.73	0.00	94.53	4.14	0.00	357.88
2029	3.29	15.02	0.00	2.87	11.71	0.00	94.53	4.14	0.00	320.22
2030	2.95	13.90	0.00	2.58	10.83	0.00	94.53	4.14	0.00	289.01
2031	2.67	12.89	0.00	2.33	10.05	0.00	94.53	4.14	0.00	262.19
2032	2.43	12.03	0.00	2.12	9.38	0.00	94.53	4.14	0.00	239.59
2033	2.21	11.19	0.00	1.93	8.72	0.00	94.53	4.14	0.00	218.67
2034	0.24	1.24	0.00	0.21	0.97	0.00	94.53	4.14	0.00	23.98
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	45.33	190.18	0.00	39.66	148.27	0.00	94.53	4.14	0.00	4,362.99
Ult	3,815.37	3,082.19	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	19.00	56.29	0.00	0.00	190.79	0.00	0.00	0.00	442.21	422.47
2024	19.00	48.49	0.00	0.00	190.79	0.00	0.00	0.00	355.00	730.79
2025	19.00	42.01	0.00	0.00	190.79	0.00	0.00	0.00	282.44	953.76
2026	19.00	36.85	0.00	0.00	190.79	0.00	0.00	0.00	224.66	1,115.00
2027	19.00	32.60	0.00	0.00	190.79	0.00	0.00	0.00	176.96	1,230.48
2028	19.00	29.12	0.00	0.00	190.79	0.00	0.00	0.00	137.96	1,312.34
2029	19.00	26.04	0.00	0.00	190.79	0.00	0.00	0.00	103.39	1,368.10
2030	19.00	23.49	0.00	0.00	190.79	0.00	0.00	0.00	74.73	1,404.75
2031	19.00	21.30	0.00	0.00	190.79	0.00	0.00	0.00	50.10	1,427.11
2032	19.00	19.46	0.00	0.00	190.79	0.00	0.00	0.00	29.34	1,439.03
2033	19.00	17.75	0.00	0.00	190.79	0.00	0.00	0.00	10.13	1,442.79
2034	19.00	1.95	0.00	0.00	21.64	0.00	0.00	0.00	0.39	1,442.92
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		355.38	0.00	0.00	2,120.31	0.00	0.00	0.00	1,887.30	1,442.92
	Oil			Abandonment Date :	02/11/2034
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	662.68	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	1,635.02
Abandonment :	174.17	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	1,513.87
Initial Decline :	15.73	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	1,477.51
Beg Ratio :	3.427	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	1,378.65
End Ratio :	5.137	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	1,292.95
						PW	20.00% :	1,173.29
Annex E-18

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Lea D Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	501.29		Co., State :	Eddy, NM
Cum Gas (MMcf) :	509.26
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	0.76	0.00	0.00	0.63	0.00	0.00	94.53	0.00	0.00	59.85
2024	0.71	0.00	0.00	0.59	0.00	0.00	94.53	0.00	0.00	55.98
2025	0.66	0.00	0.00	0.55	0.00	0.00	94.53	0.00	0.00	52.17
2026	0.52	0.00	0.00	0.44	0.00	0.00	94.53	0.00	0.00	41.28
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	2.64	0.00	0.00	2.21	0.00	0.00	94.53	0.00	0.00	209.28
Ult	503.93	509.26	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	6.00	4.97	0.00	0.00	43.84	0.00	0.00	0.00	11.05	10.56
2024	6.00	4.65	0.00	0.00	43.84	0.00	0.00	0.00	7.50	17.08
2025	6.00	4.33	0.00	0.00	43.84	0.00	0.00	0.00	4.00	20.25
2026	6.00	3.43	0.00	0.00	36.44	0.00	0.00	0.00	1.41	21.28
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		17.37	0.00	0.00	167.95	0.00	0.00	0.00	23.96	21.28
	Oil			Abandonment Date :	11/03/2026
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	65.30	bbl/month		Revenue Int :	0.83725000	PW	5.00% :	22.53
Abandonment :	50.30	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	21.76
Initial Decline :	6.87	% year	b = 0.350	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	21.51
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	20.82
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	20.18
						PW	20.00% :	19.21

Annex E-19

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Skelly Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	8,612.93		Co., State :	Eddy, NM
Cum Gas (MMcf) :	4,617.28
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	47.18	43.84	0.00	39.22	32.48	0.00	94.53	4.14	0.00	3,842.28
2024	41.31	39.95	0.00	34.35	29.60	0.00	94.53	4.14	0.00	3,369.42
2025	36.29	36.36	0.00	30.17	26.94	0.00	94.53	4.14	0.00	2,963.70
2026	32.21	33.33	0.00	26.78	24.69	0.00	94.53	4.14	0.00	2,634.03
2027	28.79	30.65	0.00	23.94	22.71	0.00	94.53	4.14	0.00	2,356.59
2028	25.95	28.37	0.00	21.57	21.01	0.00	94.53	4.14	0.00	2,126.39
2029	23.39	26.19	0.00	19.44	19.40	0.00	94.53	4.14	0.00	1,918.40
2030	21.24	24.31	0.00	17.66	18.01	0.00	94.53	4.14	0.00	1,744.09
2031	19.38	22.63	0.00	16.11	16.77	0.00	94.53	4.14	0.00	1,592.55
2032	17.80	21.18	0.00	14.80	15.69	0.00	94.53	4.14	0.00	1,463.80
2033	16.32	19.75	0.00	13.57	14.63	0.00	94.53	4.14	0.00	1,343.01
2034	15.05	18.52	0.00	12.52	13.72	0.00	94.53	4.14	0.00	1,239.85
2035	13.93	17.39	0.00	11.58	12.88	0.00	94.53	4.14	0.00	1,148.15
2036	12.96	16.41	0.00	10.78	12.16	0.00	94.53	4.14	0.00	1,069.10
2037	12.03	15.43	0.00	10.00	11.43	0.00	94.53	4.14	0.00	992.69
Rem.	2.90	3.75	0.00	2.41	2.78	0.00	94.53	4.14	0.00	239.52
Total	366.73	398.05	0.00	304.91	294.88	0.00	94.53	4.14	0.00	30,043.57
Ult	8,979.66	5,015.34	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	125.00	317.43	0.00	0.00	865.56	0.00	0.00	0.00	2,659.29	2,539.86
2024	125.00	278.31	0.00	0.00	865.56	0.00	0.00	0.00	2,225.55	4,472.09
2025	125.00	244.76	0.00	0.00	865.56	0.00	0.00	0.00	1,853.38	5,934.73
2026	125.00	217.50	0.00	0.00	865.56	0.00	0.00	0.00	1,550.97	7,047.49
2027	125.00	194.56	0.00	0.00	865.56	0.00	0.00	0.00	1,296.47	7,893.15
2028	125.00	175.53	0.00	0.00	865.56	0.00	0.00	0.00	1,085.30	8,536.72
2029	125.00	158.34	0.00	0.00	865.56	0.00	0.00	0.00	894.49	9,018.87
2030	125.00	143.94	0.00	0.00	865.56	0.00	0.00	0.00	734.59	9,378.87
2031	125.00	131.42	0.00	0.00	865.56	0.00	0.00	0.00	595.57	9,644.24
2032	125.00	120.78	0.00	0.00	865.56	0.00	0.00	0.00	477.46	9,837.68
2033	125.00	110.80	0.00	0.00	865.56	0.00	0.00	0.00	366.64	9,972.71
2034	125.00	102.28	0.00	0.00	865.56	0.00	0.00	0.00	272.01	10,063.81
2035	125.00	94.71	0.00	0.00	865.56	0.00	0.00	0.00	187.88	10,121.04
2036	125.00	88.18	0.00	0.00	865.56	0.00	0.00	0.00	115.36	10,153.04
2037	125.00	81.87	0.00	0.00	865.56	0.00	0.00	0.00	45.25	10,164.49
Rem.		19.75	0.00	0.00	215.35	0.00	0.00	0.00	4.42	1.05
Total		2,480.19	0.00	0.00	13,198.75	0.00	0.00	0.00	14,364.62	10,165.53
	Oil			Abandonment Date :	04/02/2038
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	4,217.42	bbl/month		Revenue Int :	0.83142000	PW	5.00% :	11,907.28
Abandonment :	951.54	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	10,795.87
Initial Decline :	13.50	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	10,470.89
Beg Ratio :	0.910	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	9,607.45
End Ratio :	1.295	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	8,882.29
						PW	20.00% :	7,905.29

Annex E-20

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	State A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	525.42		Co., State :	Eddy, NM
Cum Gas (MMcf) :	393.79
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	3.31	6.97	0.00	2.43	4.57	0.00	94.53	4.14	0.00	248.80
2024	2.85	5.49	0.00	2.10	3.60	0.00	94.53	4.14	0.00	213.20
2025	2.47	4.41	0.00	1.82	2.89	0.00	94.53	4.14	0.00	183.91
2026	2.17	3.63	0.00	1.60	2.38	0.00	94.53	4.14	0.00	160.74
2027	1.92	3.04	0.00	1.41	1.99	0.00	94.53	4.14	0.00	141.74
2028	1.72	2.59	0.00	1.26	1.70	0.00	94.53	4.14	0.00	126.26
2029	1.53	2.22	0.00	1.13	1.46	0.00	94.53	4.14	0.00	112.62
2030	1.38	1.93	0.00	1.02	1.27	0.00	94.53	4.14	0.00	101.35
2031	1.25	1.70	0.00	0.92	1.11	0.00	94.53	4.14	0.00	91.70
2032	1.14	1.51	0.00	0.84	0.99	0.00	94.53	4.14	0.00	83.59
2033	1.04	1.34	0.00	0.77	0.88	0.00	94.53	4.14	0.00	76.11
2034	0.96	1.20	0.00	0.70	0.79	0.00	94.53	4.14	0.00	69.78
2035	0.88	1.08	0.00	0.65	0.71	0.00	94.53	4.14	0.00	64.21
2036	0.10	0.12	0.00	0.07	0.08	0.00	94.53	4.14	0.00	7.06
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	22.74	37.24	0.00	16.72	24.39	0.00	94.53	4.14	0.00	1,681.09
Ult	548.16	431.03	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	5.00	20.44	0.00	0.00	56.12	0.00	0.00	0.00	172.23	164.54
2024	5.00	17.53	0.00	0.00	56.12	0.00	0.00	0.00	139.54	285.72
2025	5.00	15.13	0.00	0.00	56.12	0.00	0.00	0.00	112.65	374.65
2026	5.00	13.23	0.00	0.00	56.12	0.00	0.00	0.00	91.39	440.23
2027	5.00	11.67	0.00	0.00	56.12	0.00	0.00	0.00	73.94	488.47
2028	5.00	10.40	0.00	0.00	56.12	0.00	0.00	0.00	59.74	523.90
2029	5.00	9.28	0.00	0.00	56.12	0.00	0.00	0.00	47.22	549.36
2030	5.00	8.35	0.00	0.00	56.12	0.00	0.00	0.00	36.87	567.44
2031	5.00	7.56	0.00	0.00	56.12	0.00	0.00	0.00	28.02	579.93
2032	5.00	6.89	0.00	0.00	56.12	0.00	0.00	0.00	20.57	588.27
2033	5.00	6.28	0.00	0.00	56.12	0.00	0.00	0.00	13.71	593.33
2034	5.00	5.76	0.00	0.00	56.12	0.00	0.00	0.00	7.90	595.98
2035	5.00	5.30	0.00	0.00	56.12	0.00	0.00	0.00	2.79	596.83
2036	5.00	0.58	0.00	0.00	6.37	0.00	0.00	0.00	0.11	596.87
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		138.42	0.00	0.00	735.98	0.00	0.00	0.00	806.69	596.87
	Oil			Abandonment Date :	02/11/2036
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	298.16	bbl/month		Revenue Int :	0.73500000	PW	5.00% :	685.90
Abandonment :	70.01	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	629.45
Initial Decline :	14.98	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	612.70
Beg Ratio :	2.215	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	567.65
End Ratio :	1.211	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	529.16
						PW	20.00% :	476.29
Annex E-21

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	State AZ Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	372.43		Co., State :	Eddy, NM
Cum Gas (MMcf) :	258.23
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	3.97	7.79	0.00	3.34	5.84	0.00	94.53	4.14	0.00	339.51
2024	3.74	6.04	0.00	3.15	4.53	0.00	94.53	4.14	0.00	316.27
2025	3.52	4.80	0.00	2.96	3.60	0.00	94.53	4.14	0.00	295.04
2026	3.34	3.92	0.00	2.81	2.94	0.00	94.53	4.14	0.00	277.51
2027	3.17	3.26	0.00	2.67	2.44	0.00	94.53	4.14	0.00	262.06
2028	3.02	2.76	0.00	2.54	2.07	0.00	94.53	4.14	0.00	248.56
2029	2.86	2.35	0.00	2.41	1.76	0.00	94.53	4.14	0.00	234.67
2030	2.72	2.04	0.00	2.29	1.53	0.00	94.53	4.14	0.00	222.33
2031	2.58	1.78	0.00	2.17	1.34	0.00	94.53	4.14	0.00	210.74
2032	2.46	1.57	0.00	2.07	1.18	0.00	94.53	4.14	0.00	200.37
2033	2.33	1.39	0.00	1.96	1.04	0.00	94.53	4.14	0.00	189.52
2034	2.21	1.25	0.00	1.86	0.93	0.00	94.53	4.14	0.00	179.81
2035	2.10	1.12	0.00	1.77	0.84	0.00	94.53	4.14	0.00	170.63
2036	2.00	1.02	0.00	1.68	0.76	0.00	94.53	4.14	0.00	162.37
2037	1.90	0.92	0.00	1.60	0.69	0.00	94.53	4.14	0.00	153.70
Rem.	24.47	9.66	0.00	20.58	7.24	0.00	94.53	4.14	0.00	1,975.74
Total	66.38	51.68	0.00	55.84	38.74	0.00	94.53	4.14	0.00	5,438.83
Ult	438.81	309.91	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	5.00	27.91	0.00	0.00	44.03	0.00	0.00	0.00	267.57	255.38
2024	5.00	26.04	0.00	0.00	44.03	0.00	0.00	0.00	246.20	468.97
2025	5.00	24.32	0.00	0.00	44.03	0.00	0.00	0.00	226.69	647.73
2026	5.00	22.90	0.00	0.00	44.03	0.00	0.00	0.00	210.58	798.70
2027	5.00	21.64	0.00	0.00	44.03	0.00	0.00	0.00	196.39	926.70
2028	5.00	20.54	0.00	0.00	44.03	0.00	0.00	0.00	184.00	1,035.72
2029	5.00	19.40	0.00	0.00	44.03	0.00	0.00	0.00	171.25	1,127.95
2030	5.00	18.38	0.00	0.00	44.03	0.00	0.00	0.00	159.92	1,206.25
2031	5.00	17.43	0.00	0.00	44.03	0.00	0.00	0.00	149.28	1,272.71
2032	5.00	16.58	0.00	0.00	44.03	0.00	0.00	0.00	139.76	1,329.27
2033	5.00	15.68	0.00	0.00	44.03	0.00	0.00	0.00	129.81	1,377.02
2034	5.00	14.88	0.00	0.00	44.03	0.00	0.00	0.00	120.90	1,417.45
2035	5.00	14.12	0.00	0.00	44.03	0.00	0.00	0.00	112.47	1,451.65
2036	5.00	13.44	0.00	0.00	44.03	0.00	0.00	0.00	104.90	1,480.64
2037	5.00	12.73	0.00	0.00	44.03	0.00	0.00	0.00	96.94	1,505.00
Rem.		163.66	0.00	0.00	973.85	0.00	0.00	0.00	838.23	117.93
Total		449.66	0.00	0.00	1,634.27	0.00	0.00	0.00	3,354.90	1,622.93
	Oil			Abandonment Date :	02/13/2060
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	341.23	bbl/month		Revenue Int :	0.84125000	PW	5.00% :	2,199.32
Abandonment :	49.57	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	1,812.88
Initial Decline :	6.28	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	1,712.54
Beg Ratio :	2.178	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	1,469.96
End Ratio :	0.365	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	1,289.99
						PW	20.00% :	1,076.21

Annex E-22

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	State B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	778.20		Co., State :	Eddy, NM
Cum Gas (MMcf) :	581.09
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	12.74	6.17	0.00	9.36	4.04	0.00	94.53	4.14	0.00	901.73
2024	11.54	5.12	0.00	8.48	3.35	0.00	94.53	4.14	0.00	815.39
2025	10.49	4.29	0.00	7.71	2.81	0.00	94.53	4.14	0.00	740.42
2026	9.64	3.66	0.00	7.09	2.40	0.00	94.53	4.14	0.00	679.70
2027	8.92	3.16	0.00	6.55	2.07	0.00	94.53	4.14	0.00	628.17
2028	8.32	2.76	0.00	6.11	1.81	0.00	94.53	4.14	0.00	585.45
2029	7.75	2.42	0.00	5.70	1.59	0.00	94.53	4.14	0.00	545.36
2030	7.28	2.15	0.00	5.35	1.41	0.00	94.53	4.14	0.00	511.68
2031	6.86	1.92	0.00	5.04	1.26	0.00	94.53	4.14	0.00	481.92
2032	6.50	1.73	0.00	4.78	1.13	0.00	94.53	4.14	0.00	456.64
2033	6.15	1.56	0.00	4.52	1.02	0.00	94.53	4.14	0.00	431.62
2034	5.84	1.41	0.00	4.29	0.92	0.00	94.53	4.14	0.00	409.83
2035	5.55	1.29	0.00	4.08	0.84	0.00	94.53	4.14	0.00	389.21
2036	5.29	1.18	0.00	3.89	0.77	0.00	94.53	4.14	0.00	370.62
2037	5.01	1.08	0.00	3.68	0.71	0.00	94.53	4.14	0.00	351.02
Rem.	63.95	11.95	0.00	47.00	7.83	0.00	94.53	4.14	0.00	4,475.35
Total	181.83	51.86	0.00	133.65	33.96	0.00	94.53	4.14	0.00	12,774.13
Ult	960.04	632.95	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	6.00	74.66	0.00	0.00	103.10	0.00	0.00	0.00	723.97	691.16
2024	6.00	67.53	0.00	0.00	103.10	0.00	0.00	0.00	644.77	1,250.67
2025	6.00	61.33	0.00	0.00	103.10	0.00	0.00	0.00	575.99	1,704.99
2026	6.00	56.31	0.00	0.00	103.10	0.00	0.00	0.00	520.29	2,078.07
2027	6.00	52.04	0.00	0.00	103.10	0.00	0.00	0.00	473.02	2,386.43
2028	6.00	48.51	0.00	0.00	103.10	0.00	0.00	0.00	433.83	2,643.51
2029	6.00	45.19	0.00	0.00	103.10	0.00	0.00	0.00	397.07	2,857.38
2030	6.00	42.41	0.00	0.00	103.10	0.00	0.00	0.00	366.17	3,036.69
2031	6.00	39.94	0.00	0.00	103.10	0.00	0.00	0.00	338.87	3,187.55
2032	6.00	37.85	0.00	0.00	103.10	0.00	0.00	0.00	315.69	3,315.31
2033	6.00	35.78	0.00	0.00	103.10	0.00	0.00	0.00	292.74	3,422.99
2034	6.00	33.97	0.00	0.00	103.10	0.00	0.00	0.00	272.75	3,514.21
2035	6.00	32.27	0.00	0.00	103.10	0.00	0.00	0.00	253.84	3,591.39
2036	6.00	30.73	0.00	0.00	103.10	0.00	0.00	0.00	236.79	3,656.84
2037	6.00	29.10	0.00	0.00	103.10	0.00	0.00	0.00	218.81	3,711.82
Rem.		371.10	0.00	0.00	2,235.81	0.00	0.00	0.00	1,868.44	264.61
Total		1,058.71	0.00	0.00	3,782.37	0.00	0.00	0.00	7,933.06	3,976.43
	Oil			Abandonment Date :	09/10/2059
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	1,120.76	bbl/month		Revenue Int :	0.73500000	PW	5.00% :	5,304.22
Abandonment :	133.83	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	4,415.77
Initial Decline :	10.68	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	4,183.94
Beg Ratio :	0.506	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	3,621.04
End Ratio :	0.177	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	3,200.65
						PW	20.00% :	2,697.31

Annex E-23

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Superior Foster Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	83.79		Co., State :	Eddy, NM
Cum Gas (MMcf) :	119.63
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	0.63	0.00	0.00	0.42	0.00	0.00	94.53	0.00	0.00	39.61
2024	0.60	0.00	0.00	0.40	0.00	0.00	94.53	0.00	0.00	37.42
2025	0.56	0.00	0.00	0.37	0.00	0.00	94.53	0.00	0.00	35.23
2026	0.53	0.00	0.00	0.35	0.00	0.00	94.53	0.00	0.00	33.31
2027	0.51	0.00	0.00	0.33	0.00	0.00	94.53	0.00	0.00	31.54
2028	0.48	0.00	0.00	0.32	0.00	0.00	94.53	0.00	0.00	29.99
2029	0.46	0.00	0.00	0.30	0.00	0.00	94.53	0.00	0.00	28.40
2030	0.43	0.00	0.00	0.29	0.00	0.00	94.53	0.00	0.00	26.98
2031	0.41	0.00	0.00	0.27	0.00	0.00	94.53	0.00	0.00	25.63
2032	0.39	0.00	0.00	0.26	0.00	0.00	94.53	0.00	0.00	24.42
2033	0.37	0.00	0.00	0.24	0.00	0.00	94.53	0.00	0.00	23.13
2034	0.35	0.00	0.00	0.23	0.00	0.00	94.53	0.00	0.00	21.98
2035	0.33	0.00	0.00	0.22	0.00	0.00	94.53	0.00	0.00	20.88
2036	0.32	0.00	0.00	0.21	0.00	0.00	94.53	0.00	0.00	19.89
2037	0.30	0.00	0.00	0.20	0.00	0.00	94.53	0.00	0.00	18.84
Rem.	3.91	0.00	0.00	2.58	0.00	0.00	94.53	0.00	0.00	244.02
Total	10.60	0.00	0.00	7.00	0.00	0.00	94.53	0.00	0.00	661.27
Ult	94.39	119.63	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	1.00	3.29	0.00	0.00	5.38	0.00	0.00	0.00	30.94	29.53
2024	1.00	3.11	0.00	0.00	5.38	0.00	0.00	0.00	28.94	54.63
2025	1.00	2.92	0.00	0.00	5.38	0.00	0.00	0.00	26.93	75.87
2026	1.00	2.76	0.00	0.00	5.38	0.00	0.00	0.00	25.17	93.91
2027	1.00	2.62	0.00	0.00	5.38	0.00	0.00	0.00	23.55	109.26
2028	1.00	2.49	0.00	0.00	5.38	0.00	0.00	0.00	22.13	122.37
2029	1.00	2.36	0.00	0.00	5.38	0.00	0.00	0.00	20.67	133.50
2030	1.00	2.24	0.00	0.00	5.38	0.00	0.00	0.00	19.37	142.98
2031	1.00	2.13	0.00	0.00	5.38	0.00	0.00	0.00	18.13	151.05
2032	1.00	2.03	0.00	0.00	5.38	0.00	0.00	0.00	17.02	157.94
2033	1.00	1.92	0.00	0.00	5.38	0.00	0.00	0.00	15.84	163.76
2034	1.00	1.82	0.00	0.00	5.38	0.00	0.00	0.00	14.78	168.71
2035	1.00	1.73	0.00	0.00	5.38	0.00	0.00	0.00	13.77	172.89
2036	1.00	1.65	0.00	0.00	5.38	0.00	0.00	0.00	12.86	176.45
2037	1.00	1.56	0.00	0.00	5.38	0.00	0.00	0.00	11.90	179.44
Rem.		20.25	0.00	0.00	119.79	0.00	0.00	0.00	103.98	14.57
Total		54.89	0.00	0.00	200.43	0.00	0.00	0.00	405.96	194.01
	Oil			Abandonment Date :	04/13/2060
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	54.55	bbl/month		Revenue Int :	0.66000000	PW	5.00% :	264.27
Abandonment :	7.83	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	217.13
Initial Decline :	5.93	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	204.91
Beg Ratio :	0.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	175.43
End Ratio :	0.000	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	153.61
						PW	20.00% :	127.77
Annex E-24

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Turner A Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	1,859.56		Co., State :	Eddy, NM
Cum Gas (MMcf) :	887.40
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	6.81	2.56	0.00	5.55	1.86	0.00	94.53	4.14	0.00	532.38
2024	5.48	2.23	0.00	4.47	1.62	0.00	94.53	4.14	0.00	428.97
2025	4.48	1.96	0.00	3.65	1.42	0.00	94.53	4.14	0.00	351.30
2026	3.75	1.73	0.00	3.05	1.26	0.00	94.53	4.14	0.00	293.74
2027	3.18	1.55	0.00	2.59	1.12	0.00	94.53	4.14	0.00	249.28
2028	2.73	1.39	0.00	2.23	1.01	0.00	94.53	4.14	0.00	214.75
2029	2.34	1.23	0.00	1.90	0.90	0.00	94.53	4.14	0.00	183.61
Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	28.76	12.65	0.00	23.44	9.19	0.00	94.53	4.14	0.00	2,254.04
Ult	1,888.32	900.06	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	12.00	44.10	0.00	0.00	159.90	0.00	0.00	0.00	328.38	314.01
2024	12.00	35.53	0.00	0.00	159.90	0.00	0.00	0.00	233.54	517.03
2025	12.00	29.09	0.00	0.00	159.90	0.00	0.00	0.00	162.31	645.30
2026	12.00	24.32	0.00	0.00	159.90	0.00	0.00	0.00	109.52	724.02
2027	12.00	20.64	0.00	0.00	159.90	0.00	0.00	0.00	68.74	768.96
2028	12.00	17.78	0.00	0.00	159.90	0.00	0.00	0.00	37.08	791.04
2029	12.00	15.20	0.00	0.00	157.75	0.00	0.00	0.00	10.66	796.86
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		186.67	0.00	0.00	1,117.15	0.00	0.00	0.00	950.22	796.86
	Oil			Abandonment Date :	12/26/2029
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	637.25	bbl/month		Revenue Int :	0.81500000	PW	5.00% :	866.17
Abandonment :	184.56	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	823.06
Initial Decline :	21.79	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	809.72
Beg Ratio :	0.360	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	772.47
End Ratio :	0.538	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	738.90
						PW	20.00% :	689.84

Annex E-25

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Turner B Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	7,287.91		Co., State :	Eddy, NM
Cum Gas (MMcf) :	5,029.43
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	16.76	8.81	0.00	14.66	6.87	0.00	94.53	4.14	0.00	1,414.54
2024	15.01	7.89	0.00	13.13	6.15	0.00	94.53	4.14	0.00	1,266.80
2025	13.45	7.06	0.00	11.77	5.51	0.00	94.53	4.14	0.00	1,135.14
2026	12.15	6.38	0.00	10.63	4.97	0.00	94.53	4.14	0.00	1,025.65
2027	11.03	5.79	0.00	9.65	4.51	0.00	94.53	4.14	0.00	931.28
2028	10.09	5.29	0.00	8.83	4.13	0.00	94.53	4.14	0.00	851.58
2029	9.21	4.83	0.00	8.06	3.77	0.00	94.53	4.14	0.00	777.61
2030	8.47	4.44	0.00	7.41	3.46	0.00	94.53	4.14	0.00	714.74
2031	7.81	4.09	0.00	6.83	3.19	0.00	94.53	4.14	0.00	659.20
2032	7.24	3.80	0.00	6.34	2.96	0.00	94.53	4.14	0.00	611.51
2033	6.70	3.51	0.00	5.87	2.74	0.00	94.53	4.14	0.00	565.81
2034	6.24	3.27	0.00	5.46	2.55	0.00	94.53	4.14	0.00	526.44
2035	5.82	3.05	0.00	5.09	2.37	0.00	94.53	4.14	0.00	491.04
2036	5.45	2.85	0.00	4.77	2.23	0.00	94.53	4.14	0.00	460.31
2037	5.10	2.67	0.00	4.46	2.08	0.00	94.53	4.14	0.00	430.09
Rem.	44.78	23.42	0.00	39.19	18.26	0.00	94.53	4.14	0.00	3,779.89
Total	185.32	97.14	0.00	162.15	75.73	0.00	94.53	4.14	0.00	15,641.62
Ult	7,473.22	5,126.57	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	32.00	117.09	0.00	0.00	191.33	0.00	0.00	0.00	1,106.12	1,056.09
2024	32.00	104.86	0.00	0.00	191.33	0.00	0.00	0.00	970.61	1,898.47
2025	32.00	93.97	0.00	0.00	191.33	0.00	0.00	0.00	849.84	2,568.91
2026	32.00	84.90	0.00	0.00	191.33	0.00	0.00	0.00	749.42	3,106.39
2027	32.00	77.09	0.00	0.00	191.33	0.00	0.00	0.00	662.86	3,538.60
2028	32.00	70.49	0.00	0.00	191.33	0.00	0.00	0.00	589.76	3,888.16
2029	32.00	64.37	0.00	0.00	191.33	0.00	0.00	0.00	521.91	4,169.35
2030	32.00	59.17	0.00	0.00	191.33	0.00	0.00	0.00	464.25	4,396.74
2031	32.00	54.57	0.00	0.00	191.33	0.00	0.00	0.00	413.31	4,580.79
2032	32.00	50.62	0.00	0.00	191.33	0.00	0.00	0.00	369.56	4,730.40
2033	32.00	46.84	0.00	0.00	191.33	0.00	0.00	0.00	327.64	4,850.96
2034	32.00	43.58	0.00	0.00	191.33	0.00	0.00	0.00	291.53	4,948.48
2035	32.00	40.65	0.00	0.00	191.33	0.00	0.00	0.00	259.06	5,027.28
2036	32.00	38.10	0.00	0.00	191.33	0.00	0.00	0.00	230.87	5,091.11
2037	32.00	35.60	0.00	0.00	191.33	0.00	0.00	0.00	203.16	5,142.17
Rem.		312.90	0.00	0.00	2,434.85	0.00	0.00	0.00	1,032.14	175.93
Total		1,294.81	0.00	0.00	5,304.77	0.00	0.00	0.00	9,042.05	5,318.10
	Oil			Abandonment Date :	09/25/2050
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	1,480.46	bbl/month		Revenue Int :	0.87500000	PW	5.00% :	6,696.17
Abandonment :	205.82	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	5,792.32
Initial Decline :	11.27	% year	b = 0.500	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	5,544.52
Beg Ratio :	0.526	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	4,919.64
End Ratio :	0.523	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	4,429.79
						PW	20.00% :	3,815.03

Annex E-26

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	V L Foster Legacy Lease Group
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR-Q-G-SA
Cum Oil (Mbbl) :	156.09		Co., State :	Eddy, NM
Cum Gas (MMcf) :	137.07
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	2.85	0.18	0.00	2.28	0.13	0.00	94.53	4.14	0.00	216.06
2024	2.58	0.17	0.00	2.07	0.12	0.00	94.53	4.14	0.00	195.97
2025	2.35	0.16	0.00	1.88	0.11	0.00	94.53	4.14	0.00	178.40
2026	2.16	0.14	0.00	1.73	0.10	0.00	94.53	4.14	0.00	164.12
2027	2.00	0.13	0.00	1.60	0.09	0.00	94.53	4.14	0.00	151.96
2028	1.87	0.12	0.00	1.50	0.09	0.00	94.53	4.14	0.00	141.85
2029	1.75	0.12	0.00	1.40	0.08	0.00	94.53	4.14	0.00	132.32
2030	1.64	0.11	0.00	1.31	0.08	0.00	94.53	4.14	0.00	124.30
2031	1.55	0.10	0.00	1.24	0.07	0.00	94.53	4.14	0.00	117.19
2032	1.47	0.09	0.00	1.17	0.07	0.00	94.53	4.14	0.00	111.15
2033	1.39	0.09	0.00	1.11	0.06	0.00	94.53	4.14	0.00	105.15
2034	1.32	0.08	0.00	1.05	0.06	0.00	94.53	4.14	0.00	99.89
2035	1.25	0.08	0.00	1.00	0.06	0.00	94.53	4.14	0.00	94.90
2036	1.19	0.07	0.00	0.95	0.05	0.00	94.53	4.14	0.00	90.39
2037	1.13	0.07	0.00	0.90	0.05	0.00	94.53	4.14	0.00	85.63
Rem.	5.85	0.36	0.00	4.68	0.26	0.00	94.53	4.14	0.00	443.44
Total	32.35	2.09	0.00	25.88	1.49	0.00	94.53	4.14	0.00	2,452.71
Ult	188.45	139.15	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	5.00	17.93	0.00	0.00	55.76	0.00	0.00	0.00	142.37	135.94
2024	5.00	16.26	0.00	0.00	55.76	0.00	0.00	0.00	123.94	243.51
2025	5.00	14.80	0.00	0.00	55.76	0.00	0.00	0.00	107.83	328.58
2026	5.00	13.62	0.00	0.00	55.76	0.00	0.00	0.00	94.74	396.52
2027	5.00	12.61	0.00	0.00	55.76	0.00	0.00	0.00	83.58	451.02
2028	5.00	11.77	0.00	0.00	55.76	0.00	0.00	0.00	74.31	495.06
2029	5.00	10.98	0.00	0.00	55.76	0.00	0.00	0.00	65.57	530.39
2030	5.00	10.31	0.00	0.00	55.76	0.00	0.00	0.00	58.22	558.90
2031	5.00	9.72	0.00	0.00	55.76	0.00	0.00	0.00	51.70	581.92
2032	5.00	9.22	0.00	0.00	55.76	0.00	0.00	0.00	46.17	600.61
2033	5.00	8.72	0.00	0.00	55.76	0.00	0.00	0.00	40.66	615.57
2034	5.00	8.29	0.00	0.00	55.76	0.00	0.00	0.00	35.84	627.56
2035	5.00	7.87	0.00	0.00	55.76	0.00	0.00	0.00	31.26	637.06
2036	5.00	7.50	0.00	0.00	55.76	0.00	0.00	0.00	27.13	644.56
2037	5.00	7.11	0.00	0.00	55.76	0.00	0.00	0.00	22.77	650.29
Rem.		36.79	0.00	0.00	345.61	0.00	0.00	0.00	61.04	12.16
Total		203.51	0.00	0.00	1,182.07	0.00	0.00	0.00	1,067.14	662.45
	Oil			Abandonment Date :	03/13/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	250.55	bbl/month		Revenue Int :	0.80000000	PW	5.00% :	818.83
Abandonment :	66.80	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	717.20
Initial Decline :	10.53	% year	b = 1.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	688.71
Beg Ratio :	0.064	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	615.68
End Ratio :	0.062	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	557.25
						PW	20.00% :	482.54
Annex E-27

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	7R WF PDP Response
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	711.96		Co., State :	Eddy, NM
Cum Gas (MMcf) :	900.32
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	388.76	306.09	0.00	329.67	231.27	0.00	94.53	4.14	0.00	32,120.87
2024	397.47	215.68	0.00	337.05	162.96	0.00	94.53	4.14	0.00	32,536.29
2025	397.83	170.66	0.00	337.36	128.94	0.00	94.53	4.14	0.00	32,424.40
2026	392.85	141.76	0.00	333.13	107.11	0.00	94.53	4.14	0.00	31,934.58
2027	384.79	121.07	0.00	326.30	91.48	0.00	94.53	4.14	0.00	31,223.77
2028	373.52	104.92	0.00	316.74	79.27	0.00	94.53	4.14	0.00	30,269.67
2029	360.36	91.87	0.00	305.59	69.42	0.00	94.53	4.14	0.00	29,174.58
2030	346.55	81.19	0.00	293.87	61.34	0.00	94.53	4.14	0.00	28,033.64
2031	331.38	72.02	0.00	281.01	54.42	0.00	94.53	4.14	0.00	26,789.26
2032	313.96	63.92	0.00	266.24	48.30	0.00	94.53	4.14	0.00	25,367.50
2033	294.72	58.94	0.00	249.92	44.54	0.00	94.53	4.14	0.00	23,809.31
2034	271.48	54.29	0.00	230.21	41.02	0.00	94.53	4.14	0.00	21,931.73
2035	249.21	49.84	0.00	211.33	37.66	0.00	94.53	4.14	0.00	20,133.25
2036	232.37	46.47	0.00	197.05	35.11	0.00	94.53	4.14	0.00	18,772.55
2037	218.95	43.79	0.00	185.67	33.09	0.00	94.53	4.14	0.00	17,688.64
Rem.	1,113.03	222.61	0.00	943.85	168.19	0.00	94.53	4.14	0.00	89,918.52
Total	6,067.22	1,845.12	0.00	5,145.01	1,394.12	0.00	94.53	4.14	0.00	492,128.55
Ult	6,779.19	2,745.44	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	1.00	2,655.50	0.00	0.00	4,994.71	0.00	0.00	0.00	24,470.65	23,339.76
2024	1.00	2,693.09	0.00	0.00	4,994.71	0.00	0.00	0.00	24,848.48	44,885.03
2025	1.00	2,685.35	0.00	0.00	4,994.71	0.00	0.00	0.00	24,744.34	64,393.09
2026	1.00	2,645.69	0.00	0.00	4,994.71	0.00	0.00	0.00	24,294.17	81,807.70
2027	1.00	2,587.41	0.00	0.00	4,994.71	0.00	0.00	0.00	23,641.65	97,215.94
2028	1.00	2,508.77	0.00	0.00	4,994.71	0.00	0.00	0.00	22,766.19	110,703.68
2029	1.00	2,418.33	0.00	0.00	4,994.71	0.00	0.00	0.00	21,761.54	122,424.97
2030	1.00	2,324.00	0.00	0.00	4,994.71	0.00	0.00	0.00	20,714.93	132,569.27
2031	1.00	2,221.03	0.00	0.00	4,994.71	0.00	0.00	0.00	19,573.51	141,284.54
2032	1.00	2,103.30	0.00	0.00	4,994.71	0.00	0.00	0.00	18,269.48	148,679.02
2033	1.00	1,974.14	0.00	0.00	4,994.71	0.00	0.00	0.00	16,840.45	154,876.62
2034	1.00	1,818.47	0.00	0.00	4,994.71	0.00	0.00	0.00	15,118.55	159,936.10
2035	1.00	1,669.34	0.00	0.00	4,994.71	0.00	0.00	0.00	13,469.19	164,033.91
2036	1.00	1,556.52	0.00	0.00	4,994.71	0.00	0.00	0.00	12,221.32	167,412.73
2037	1.00	1,466.65	0.00	0.00	4,994.71	0.00	0.00	0.00	11,227.28	170,234.76
Rem.		7,455.58	0.00	0.00	33,690.13	0.00	0.00	0.00	48,772.81	9,041.17
Total		40,783.19	0.00	0.00	108,610.81	0.00	0.00	0.00	342,734.55	179,275.93
	Oil			Abandonment Date :	10/01/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	31,783.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	238,843.32
Abandonment :	10,138.00	bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00% :	199,552.59
Initial Decline :	0.00	% year	b = 0.000	ROInvestment (disc/undisc) :	0.00/0.00	PW	9.00% :	188,921.78
Beg Ratio :	1.000	Mcf/bbl		Years to Payout :	0.00	PW	12.00% :	162,486.21
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00% :	142,237.07
						PW	20.00% :	117,604.51

Annex E-28

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Seven Rivers WF PDP+PDNP (Incr) - Dev
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Non-Producing
Case Type :	INCREMENTAL CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	0.00		Co., State :	Eddy, NM
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	84.56	50.40	0.00	71.71	38.08	0.00	94.53	4.14	0.00	6,936.32
2024	316.60	148.39	0.00	268.48	112.12	0.00	94.53	4.14	0.00	25,843.34
2025	488.73	185.10	0.00	414.44	139.85	0.00	94.53	4.14	0.00	39,756.41
2026	519.22	164.80	0.00	440.30	124.52	0.00	94.53	4.14	0.00	42,136.64
2027	528.36	145.68	0.00	448.05	110.07	0.00	94.53	4.14	0.00	42,809.92
2028	526.67	129.30	0.00	446.61	97.69	0.00	94.53	4.14	0.00	42,622.88
2029	518.06	115.22	0.00	439.31	87.06	0.00	94.53	4.14	0.00	41,888.74
2030	505.30	103.12	0.00	428.50	77.91	0.00	94.53	4.14	0.00	40,828.19
2031	488.97	93.74	0.00	414.65	70.82	0.00	94.53	4.14	0.00	39,489.89
2032	469.90	92.85	0.00	398.47	70.16	0.00	94.53	4.14	0.00	37,958.04
2033	449.63	89.92	0.00	381.29	67.94	0.00	94.53	4.14	0.00	36,324.17
2034	427.40	85.48	0.00	362.44	64.59	0.00	94.53	4.14	0.00	34,528.62
2035	403.08	80.62	0.00	341.81	60.91	0.00	94.53	4.14	0.00	32,563.87
2036	376.76	75.35	0.00	319.50	56.93	0.00	94.53	4.14	0.00	30,437.64
2037	347.80	69.56	0.00	294.93	52.56	0.00	94.53	4.14	0.00	28,097.32
Rem.	1,748.93	349.79	0.00	1,483.09	264.29	0.00	94.53	4.14	0.00	141,290.73
Total	8,199.97	1,979.31	0.00	6,953.58	1,495.50	0.00	94.53	4.14	0.00	663,512.73
Ult	8,199.97	1,979.31	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	36.00	573.98	0.00	15,685.00	0.00	683.44	0.00	0.00	-10,006.10	-9,523.36
2024	80.00	2,139.89	0.00	17,295.00	0.00	3,123.65	0.00	0.00	3,284.80	-6,755.75
2025	114.00	3,293.41	0.00	10,105.00	0.00	5,682.16	0.00	0.00	20,675.84	9,314.60
2026	114.00	3,491.67	0.00	0.00	0.00	6,045.78	0.00	0.00	32,599.19	32,671.41
2027	114.00	3,548.21	0.00	0.00	0.00	6,045.78	0.00	0.00	33,215.93	54,313.46
2028	114.00	3,533.25	0.00	0.00	0.00	6,045.78	0.00	0.00	33,043.85	73,885.62
2029	114.00	3,472.80	0.00	0.00	0.00	6,045.78	0.00	0.00	32,370.16	91,318.09
2030	114.00	3,385.19	0.00	0.00	0.00	6,045.78	0.00	0.00	31,397.22	106,691.60
2031	114.00	3,274.44	0.00	0.00	0.00	6,045.78	0.00	0.00	30,169.68	120,122.90
2032	114.00	3,147.32	0.00	0.00	0.00	6,045.78	0.00	0.00	28,764.94	131,763.26
2033	114.00	3,011.81	0.00	0.00	0.00	6,045.78	0.00	0.00	27,266.58	141,795.08
2034	114.00	2,862.93	0.00	0.00	0.00	6,045.78	0.00	0.00	25,619.90	150,365.47
2035	114.00	2,700.03	0.00	0.00	0.00	6,045.78	0.00	0.00	23,818.06	157,609.83
2036	114.00	2,523.73	0.00	0.00	0.00	6,045.78	0.00	0.00	21,868.12	163,656.17
2037	114.00	2,329.68	0.00	0.00	0.00	6,045.78	0.00	0.00	19,721.85	168,614.27
Rem.		11,715.10	0.00	0.00	0.00	40,779.75	0.00	0.00	88,795.89	16,313.27
Total		55,003.46	0.00	43,085.00	0.00	122,818.35	0.00	0.00	442,605.92	184,927.54
	Oil			Abandonment Date :	10/01/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	32,131.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	276,362.78
Abandonment :	26,069.00	bbl/month		Disc. Initial Invest. (M$) :	37,981.882	PW	8.00% :	215,603.17
Initial Decline :	0.00	% year	b = 0.000	ROInvestment (disc/undisc) :	5.87/11.27	PW	9.00% :	199,453.36
Beg Ratio :	1.000	Mcf/bbl		Years to Payout :	2.56	PW	12.00% :	159,972.34
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	125.64	PW	15.00% :	130,535.94
						PW	20.00% :	95,986.29

Annex E-29

Date : 02/08/2023 10:22:55AM		ECONOMIC PROJECTION
Project Name :	LH Operating NM Phd AsOf 0101122	As Of Date : 01/01/2023	Case :	Seven Rivers WF PDP+PDNP+PUD (Incr)
Partner :	All Cases	Discount Rate (%) : 10.00	Reserve Cat. :	Proved Undeveloped
Case Type :	INCREMENTAL CASE	Custom Selection	Field :	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator :	LH Operating
			Reservoir :	SR
Cum Oil (Mbbl) :	0.00		Co., State :	Eddy, NM
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00
Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Gross NGL (Mgal)	Net Oil (Mbbl)	Net Gas (MMcf)	Net NGL (Mgal)	Oil Price ($/bbl)	Gas Price ($/Mcf)	NGL Price ($/gal)	Total Revenue (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	110.05	53.82	0.00	93.32	40.66	0.00	94.53	4.14	0.00	8,989.87
2025	348.43	138.52	0.00	295.47	104.66	0.00	94.53	4.14	0.00	28,363.98
2026	426.73	143.41	0.00	361.87	108.35	0.00	94.53	4.14	0.00	34,656.00
2027	433.47	126.62	0.00	367.58	95.67	0.00	94.53	4.14	0.00	35,143.61
2028	428.37	111.46	0.00	363.26	84.21	0.00	94.53	4.14	0.00	34,687.45
2029	415.36	97.93	0.00	352.22	74.00	0.00	94.53	4.14	0.00	33,601.93
2030	397.44	86.00	0.00	337.03	64.98	0.00	94.53	4.14	0.00	32,128.59
2031	376.11	76.00	0.00	318.94	57.42	0.00	94.53	4.14	0.00	30,387.16
2032	351.79	70.36	0.00	298.32	53.16	0.00	94.53	4.14	0.00	28,419.98
2033	326.06	65.21	0.00	276.50	49.27	0.00	94.53	4.14	0.00	26,341.25
2034	299.43	59.89	0.00	253.92	45.25	0.00	94.53	4.14	0.00	24,190.29
2035	271.48	54.30	0.00	230.22	41.03	0.00	94.53	4.14	0.00	21,932.06
2036	242.44	48.49	0.00	205.59	36.64	0.00	94.53	4.14	0.00	19,585.92
2037	212.01	42.40	0.00	179.79	32.04	0.00	94.53	4.14	0.00	17,127.81
Rem.	742.62	148.53	0.00	629.74	112.22	0.00	94.53	4.14	0.00	59,993.78
Total	5,381.79	1,322.92	0.00	4,563.76	999.55	0.00	94.53	4.14	0.00	435,549.70
Ult	5,381.79	1,322.92	0.00
Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	23.00	744.31	0.00	28,840.00	0.00	591.44	0.00	0.00	-21,185.88	-18,432.85
2025	43.00	2,349.44	0.00	22,231.00	0.00	1,826.88	0.00	0.00	1,956.66	-17,175.63
2026	43.00	2,871.51	0.00	0.00	0.00	2,260.60	0.00	0.00	29,523.89	3,979.43
2027	43.00	2,912.56	0.00	0.00	0.00	2,260.60	0.00	0.00	29,970.45	23,507.83
2028	43.00	2,875.22	0.00	0.00	0.00	2,260.60	0.00	0.00	29,551.63	41,013.05
2029	43.00	2,785.59	0.00	0.00	0.00	2,260.60	0.00	0.00	28,555.75	56,393.31
2030	43.00	2,663.71	0.00	0.00	0.00	2,260.60	0.00	0.00	27,204.28	69,715.77
2031	43.00	2,519.52	0.00	0.00	0.00	2,260.60	0.00	0.00	25,607.04	81,117.87
2032	43.00	2,356.44	0.00	0.00	0.00	2,260.60	0.00	0.00	23,802.95	90,752.39
2033	43.00	2,184.08	0.00	0.00	0.00	2,260.60	0.00	0.00	21,896.58	98,810.49
2034	43.00	2,005.73	0.00	0.00	0.00	2,260.60	0.00	0.00	19,923.96	105,477.22
2035	43.00	1,818.49	0.00	0.00	0.00	2,260.60	0.00	0.00	17,852.97	110,909.01
2036	43.00	1,623.96	0.00	0.00	0.00	2,260.60	0.00	0.00	15,701.36	115,251.84
2037	43.00	1,420.15	0.00	0.00	0.00	2,260.60	0.00	0.00	13,447.07	118,634.07
Rem.		4,974.37	0.00	0.00	0.00	15,248.08	0.00	0.00	39,771.33	7,771.60
Total		36,105.11	0.00	51,071.00	0.00	44,793.54	0.00	0.00	303,580.04	126,405.67
	Oil			Abandonment Date :	10/01/2044
Perfs :	0 - 0			Working Int :	1.00000000	Present Worth Profile (M$)

Initial Rate :	32,131.00	bbl/month		Revenue Int :	0.84800000	PW	5.00% :	191,142.91
Abandonment :	28,725.00	bbl/month		Disc. Initial Invest. (M$) :	42,680.163	PW	8.00% :	148,386.74
Initial Decline :	0.00	% year	b = 0.000	ROInvestment (disc/undisc) :	3.96/6.94	PW	9.00% :	136,848.32
Beg Ratio :	1.000	Mcf/bbl		Years to Payout :	3.66	PW	12.00% :	108,322.76
End Ratio :	0.200	Mcf/bbl		Internal ROR (%) :	76.25	PW	15.00% :	86,771.57
						PW	20.00% :	61,237.09
Annex E-30

Annex F

Execution Version

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of ___, 20231, is by and among CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), 4400 Holdings, LLC, a Texas limited liability company (each, a “Holder” and collectively, the “Holders”), and HNR Acquisition Corp., a Delaware corporation (the “Company”).

RECITALS

A. The parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue to the Holders, 2,000,000 shares of the common stock of the Company, par value $0.0001 per share (“Common Stock”), pursuant to the Membership Interest Purchase Agreement dated December [__], 2022 (the “Purchase Agreement”), subject to any proportional adjustment to reflect any stock split, combination of shares, stock dividend, reorganization, recapitalization or other similar event affecting the Common Stock occurring after the date of the Purchase Agreement and prior to the Closing so as to provide the Holders the same economic effect as contemplated by the Purchase Agreement prior to such change.

B. Pursuant to the terms of, and in consideration for the Holders entering into, the Purchase Agreement, and to induce the Holders to execute and deliver the Purchase Agreement, the Company has agreed to provide the Holders with certain registration rights with respect to the Registrable Securities (as defined herein) as set forth herein;

AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Holders hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

(b) “Allowable Grace Period” shall have the meaning assigned to such term in Section 3(o).

(c) “Blue Sky Filing” shall have the meaning assigned to such term in Section 6(a).

(d) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(e) “CIC” shall have the meaning assigned to such term in the preamble of this Agreement.

(f) “Claims” shall have the meaning assigned to such term in Section 6(a).

(g) “Commission” means the U.S. Securities and Exchange Commission or any successor entity.

(h) “Common Stock” shall have the meaning assigned to such term in the recitals to this Agreement.

(i) “Company” shall have the meaning assigned to such term in the preamble of this Agreement.

(j) “DenCo” shall have the meaning assigned to such term in the preamble of this Agreement.

(k) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the Commission.

____________

1        NTD: This agreement will be signed on the closing date.

Annex F-1

(l) “Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

(m) “Holder Party” shall have the meaning assigned to such term in Section 6(a).

(n) “Indemnified Damages” shall have the meaning assigned to such term in Section 6(a).

(o) “Initial Registration Statement” shall have the meaning assigned to such term in Section 2(a).

(p) “Maximum Number of Securities” shall have the meaning assigned to such term in Section 2(f).

(q) “New Registration Statement” shall have the meaning assigned to such term in Section 2(b).

(r) “Participating Holder” shall have the meaning assigned to such term in Section 2(e).

(s) “Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

(t) “Piggyback Registration” shall have the meaning assigned to such term in Section 2(h)(i).

(u) “Prospectus” means the prospectus in the form included in the Registration Statement at the applicable Effective Date of the Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

(v) “Prospectus Supplement” means any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

(w) “Purchase Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

(x) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the Commission.

(y) “Registrable Securities” means Share Consideration as such term is defined in the Purchase Agreement.

(z) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Holders of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein.

(aa) “Registration Period” shall have the meaning assigned to such term in Section 3(a).

(bb) “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration.

(cc) “Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission providing for offering securities on a delayed or continuous basis.

(dd) “Staff” shall have the meaning assigned to such term in Section 2(b).

(ee) “Underwritten Offering” means a registration effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.in which securities of the Company are sold to an underwriter in a firm commitment underwriting for distribution to the public.

(ff) “Underwritten Shelf Takedown” shall have the meaning assigned to such term in Section 2(e).

(gg) “Violations” shall have the meaning assigned to such term in Section 6(a).

Annex F-2

2. Registration, Demand Rights and Piggyback Rights.

(a) Mandatory Registration. The Company shall, no later than thirty (30) days following the Closing as defined in the Purchase Agreement, file with the Commission an initial Registration Statement on Form S-1 (or any successor form) covering the resale by the Holders of all of the Registrable Securities so as to permit the resale of such Registrable Securities by the Holders under Rule 415 under the Securities Act (the “Initial Registration Statement”). The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission as soon as reasonably practicable following the filing thereof with the Commission. The Company shall use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 as promptly as practicable after the Company is eligible to use a Form S-3 Shelf.

(b) Sufficient Number of Shares Registered. If at any time all Registrable Securities are not covered by the Initial Registration Statement filed pursuant to Section 2(a), the Company shall use its commercially reasonable efforts to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable (taking into account any position of the staff of the Commission (“Staff”) with respect to the date on which the Staff will permit such additional Registration Statement(s) to be filed with the Commission and the rules and regulations of the Commission) (each such additional Registration Statement, a “New Registration Statement”). The Company shall use its commercially reasonable efforts to cause each such New Registration Statement to become effective as soon as reasonably practicable following the filing thereof with the Commission. Any such New Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form at the time of filing. Otherwise, such New Registration Statement shall be on another appropriate form.

(c) Offering. If the Staff or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Holders on a delayed or continuous basis under Rule 415, or if after the filing of any Registration Statement pursuant to Section 2(a) or Section 2(b), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Holders and their legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the Commission does not permit such Registration Statement to become effective and be used for resales by the Holders on a delayed or continuous basis under Rule 415, the Company shall not request acceleration of the Effective Date of such Registration Statement, the Company shall promptly (but in no event later than 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more New Registration Statements with the Commission in accordance with Section 2(b) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Holders.

(d) Any Registrable Security shall cease to be a “Registrable Security” at the earliest of the following: (i) when a Registration Statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; and (ii) when such Registrable Security is held by the Company or one of its Subsidiaries.

(e) Requests of Underwritten Shelf Takedowns. At any time and from time to time and when an effective Registration Statement is on file with the Commission, the Holders (the “Participating Holders”) may request to sell all or any portion of their Registrable Securities in an Underwritten Offering that is registered pursuant to such Registration Statement (each, an “Underwritten Shelf Takedown”); provided that the Company shall be obligated to effect an Underwritten Shelf Takedown only if such offering shall include Registrable Securities proposed to be sold by a Participating Holder with a total offering price reasonably expected to exceed, in the aggregate, $5 million. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown.

Annex F-3

The Participating Holders shall have the right to select the managing underwriter or underwriters for such offering. The Participating Holders may demand not more than two (2) Underwritten Shelf Takedowns, pursuant to this Section 2(e), in any twelve (12) month period.

(f) Reduction of Underwritten Offering. If the managing underwriter or underwriters in an Underwritten Shelf Takedown advises the Company and the Participating Holders in writing that the dollar amount or number of Registrable Securities that such Participating Holders desire to sell, taken together with all other Common Stock or other equity securities, if any, that the Company desires to sell and all other Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any Common Stock or other equity securities proposed to be sold by the Company or by other holders of Common Stock or other equity securities, (A) first, the Registrable Securities of the Participating Holders that can be sold without exceeding the Maximum Number of Securities, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

(g) Withdrawal. Prior to the filing of the applicable “red herring” Prospectus or Prospectus Supplement used for marketing such Underwritten Shelf Takedown, the Participating Holders shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown. If withdrawn, a demand for an Underwritten Shelf Takedown will not constitute a demand for an Underwritten Shelf Takedown by the Holder for purposes of Section 2(e). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2(g).

(h) Piggyback Registration.

(i)   If, at any time after the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to the Holder as soon as practicable but not less than fourteen (14) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this Section 2(h) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The Holders

Annex F-4

proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2(h) shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Underwritten Offering by the Company.

(ii)   If the managing underwriter or underwriters in an underwritten registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with Persons other than the Holders hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2(h) hereof, and (iii) the shares of Common Stock, if any, as to which registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(A) If the registration is undertaken for the Company’s account, the Company shall include in any such registration (x) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (y) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (x), the Registrable Securities of the Holders exercising their rights to register their Registrable Securities pursuant to this Section 2(h) hereof which can be sold without exceeding the Maximum Number of Securities; and (z) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (x) and (y), Common Stock, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(B)   If the registration is pursuant to a request by Persons other than the Holders, then the Company shall include in any such registration (w) first, Common Stock or other equity securities, if any, of such requesting Persons, other than the Holder, which can be sold without exceeding the Maximum Number of Securities; (x) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (w), the Registrable Securities of the Holder exercising his rights to register his Registrable Securities pursuant to this Section 2(h) which can be sold without exceeding the Maximum Number of Securities; (y) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w) and (x), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (z) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (w), (x) and (y), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons, which can be sold without exceeding the Maximum Number of Securities.

(C)   The Holders shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of their intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal.

(D) For purposes of clarity, any Piggyback Registration effected pursuant to this Section 2(h) hereof shall not be counted as an Underwritten Shelf Takedown under Section 2(e) hereof.

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3. Related Obligations.

The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, during the term of this Agreement, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the Commission the Initial Registration Statement pursuant to Section 2(a) hereof and one or more New Registration Statements pursuant to Section 2(b) hereof with respect to the Registrable Securities, and the Company shall use its commercially reasonable efforts to cause each such Registration Statement to become effective as soon as practicable after such filing. Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the Prospectus contained therein available for use) pursuant to Rule 415 for resales by the Holders on a continuous basis at all times until the earlier of (i) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement or (ii) the date on which all such Registerable Securities cease to be “Registrable Securities” (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement (but subject to the provisions of Section 3(o) hereof), the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the Commission, as soon as reasonably practicable after the date that the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date as soon as reasonably practicable in accordance with Rule 461 under the Securities Act.

(b) Subject to Section 3(o) of this Agreement, the Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the Prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holders. Without limiting the generality of the foregoing, the Company covenants and agrees that at or before 8:30 a.m. (New York City time) on the second Business Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto). The Company consents to the use of the Prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “Blue Sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Holders, in connection with the resale of the Registrable Securities and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

(c) The Company shall (A) permit legal counsel for the Holders an opportunity to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the Commission and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the Commission, and (B) shall reasonably consider any comments of the Holders and their legal counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Holders and their counsel, without charge, (i) electronic copies of any correspondence from the Commission or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence

Annex F-6

shall be redacted to exclude any material, non- public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the Commission, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holders, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to the Holders and their legal counsel to the extent such document is available on EDGAR).

(d) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall promptly furnish to the Holders, without charge, (i) after the same is prepared and filed with the Commission, at least one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holders, all exhibits thereto, (ii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holders may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any final Prospectus and any Prospectus Supplement thereto, as the Holders may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holders; provided, however, the Company shall not be required to furnish any document (other than the Prospectus, which may be provided in .PDF format) to the Holders to the extent such document is available on EDGAR).

(e) The Company shall take such action as is reasonably necessary to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holders of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Holders and their legal counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify the Holders and their legal counsel in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (of such supplement or amendment to the Holders and their legal counsel (or such other number of copies as such legal counsel or the Holders may reasonably request). The Company shall also promptly notify Holders and their legal counsel in writing (i) when a Prospectus or any Prospectus Supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holders and their legal counsel by facsimile or e-mail on the same day of such effectiveness), and when the Company receives written notice from the Commission that a Registration Statement or any post-effective amendment will be reviewed by the Commission, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and (iv) of the receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related Prospectus. The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto. Nothing in this Section 3(f) shall limit any obligation of the Company under the Purchase Agreement.

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(g) The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any Prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and (ii) notify the Holders and their legal counsel of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding.

(h) The Company shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holders is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holders and allow the Holders, at the Holders’ expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Without limiting any obligation of the Company under the Purchase Agreement, the Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by each Registration Statement to be listed on the New York Stock Exchange or such other national stock exchange as applicable. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(j) The Company shall cooperate with the Holders and, to the extent applicable, facilitate the timely preparation and delivery of Registrable Securities, as DWAC Shares if requested by a Holder, to be offered pursuant to a Registration Statement and enable such DWAC Shares to be in such denominations or amounts (as the case may be) as the Holders may reasonably request from time to time. Holders hereby agrees that it shall cooperate with the Company, its counsel and Transfer Agent in connection with any issuances of DWAC Shares, and hereby represents, warrants and covenants to the Company that that it will resell such DWAC Shares only pursuant to the Registration Statement in which such DWAC Shares are included, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations, including, without limitation, any applicable prospectus delivery requirements of the Securities Act. At the time such DWAC shares are offered and sold pursuant to the Registration Statement, such DWAC Shares shall be free from all restrictive legends may be transmitted by the transfer agent to the Holders by crediting an account at DTC as directed in writing by the Holders.

(k) Upon the written request of the Holders, the Company shall as soon as reasonably practicable after receipt of notice from the Holders and subject to Section 3(o) hereof, (i) incorporate in a Prospectus Supplement or post-effective amendment such information as the Holders reasonably request to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus Supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus Supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by the Holders.

(l) The Company shall make generally available to its security holders (which may be satisfied by making such information available on EDGAR) as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(m) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

Annex F-8

(n) Within one (1) Business Day after each Registration Statement which covers Registrable Securities is declared effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders) confirmation that such Registration Statement has been declared effective by the Commission.

(o) Notwithstanding anything to the contrary contained herein (but subject to the last sentence of this Section 3(o)), at any time after the Effective Date of a particular Registration Statement, the Company may, upon written notice to Holders, suspend Holders’ use of any prospectus that is a part of any Registration Statement (in which event the Holders shall discontinue sales of the Registrable Securities pursuant to such Registration Statement contemplated by this Agreement, but shall settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Company determines in good faith that (A) the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (B) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause any Registration Statement (or such filings) to be used by Holders or to promptly amend or supplement any Registration Statement contemplated by this Agreement on a post effective basis, as applicable, or (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company (each, an “Allowable Grace Period”); provided, however, that in no event shall the Holders be suspended from selling Registrable Securities pursuant to any Registration Statement for a period that exceeds 45 consecutive Trading Days or an aggregate of 90 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one (1) Business Day of such disclosure or termination, to the Holders and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement (including as set forth in the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable). Notwithstanding anything to the contrary contained in this Section 3(o), the Company shall cause its transfer agent to deliver DWAC Shares to a transferee of the Holders in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which (i) the Company has made a sale to Holders and (ii) the Holders have entered into a contract for sale, and delivered a copy of the Prospectus included as part of the particular Registration Statement to the extent applicable, in each case prior to the Holders’ receipt of the notice of an Allowable Grace Period and for which the Holders have not yet settled.

4. Obligations of the Holders.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement (or such shorter period to which the parties agree), the Company shall notify the Holders in writing of the information the Company requires from the Holders with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holders that the Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) The Holders, by their acceptance of Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Holders have notified the Company in writing of the Holders’ election to exclude all of the Holders’ Registrable Securities from such Registration Statement.

(c) The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(o) or the first sentence of Section 3(f), the Holders shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holders’ receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(o) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver DWAC Shares to

Annex F-9

a transferee of the Holders in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holders have entered into a contract for sale prior to the Holders’ receipt of a notice from the Company of the happening of any event of the kind described in Section 3(o) or the first sentence of Section 3(f) and for which the Holders have not yet settled.

(d) The Holders covenant and agree that they shall comply with the prospectus delivery and other requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Expenses of Registration.

All expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for, and other expenses of, the Holders, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company (“Registration Expenses”). Notwithstanding the foregoing, in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the Participating Holders shall be paid by the Company.

6. Indemnification.

(a) In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holders, each of its directors, officers, shareholders, members, partners, employees, agents, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Holders within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, agents, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, a “Holder Party” and collectively, the “Holders Parties”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees, costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not a Holder Party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “Blue Sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented) or in any Prospectus Supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Holders Parties, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by a Holder Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Holder Party for such Holder Party expressly for use in connection with the preparation of such Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto; (ii) shall not be available to the Holders to the extent such Claim is based on a failure of the Holders to deliver or to cause to be delivered the Prospectus (as amended or supplemented) made available by the Company (to the extent applicable), including, without limitation, a corrected Prospectus, if such Prospectus (as amended or supplemented) or corrected Prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected Prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably

Annex F-10

withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Party and shall survive the transfer of any of the Registrable Securities by the Holders pursuant to Section 9.

(b) In connection with any Registration Statement in which a Holder is participating, such Holder agrees to severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Company Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to the Holders furnished to the Company by the Holders expressly for use in connection with such Registration Statement, the Prospectus included therein or any Prospectus Supplement thereto; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Holders shall reimburse a Company Party any legal or other expenses reasonably incurred by such Company Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holders, which consent shall not be unreasonably withheld or delayed; and provided, further that the Holders shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holders as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement, Prospectus or Prospectus Supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Party and shall survive the transfer of any of the Registrable Securities by the Holders pursuant to Section 9.

(c) Promptly after receipt by an Holder Party or Company Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Holder Party or Company Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Holder Party or the Company Party (as the case may be); provided, however, an Holder Party or Company Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Holder Party or Company Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Holder Party or Company Party (as the case may be) and the indemnifying party, and such Holder Party or such Company Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Holder Party or such Company Party and the indemnifying party (in which case, if such Holder Party or such Company Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all Holders Parties or Company Parties (as the case may be). The Company Party or Holder Party (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Party or Holder Party (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Company Party or Holder Party (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Party or Holder Party (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional

Annex F-11

term thereof the giving by the claimant or plaintiff to such Company Party or Holder Party (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Company Party. For the avoidance of doubt, the immediately preceding sentence shall apply to Sections 6(a) and 6(b) hereof. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Party or Holder Party (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Holder Party or Company Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that any Person receiving any payment pursuant to this Section 6 shall promptly reimburse the Person making such payment for the amount of such payment to the extent a court of competent jurisdiction determines that such Person receiving such payment was not entitled to such payment.

(f) The indemnity and contribution provisions contained herein shall be in addition to (i) any cause of action or similar right of the Company or Holder Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, the Holders shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holders from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that the Holders have otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144, the Company agrees to:

(a) use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit any of the Company’s obligations under the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(c) furnish to the Holders, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed

Annex F-12

by the Company with the Commission if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration; and

(d) take such additional action as is reasonably requested by the Holders to enable the Holders to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s transfer agent as may be reasonably requested from time to time by the Holders and otherwise fully cooperate with Holders and Holders’s broker to effect such sale of securities pursuant to Rule 144.

9. Assignment of Registration Rights.

The Company shall not assign this Agreement or any of their respective rights or obligations hereunder. The Holders may assign this Agreement and their respective rights and obligations hereunder without the prior consent of the Company; provided, if the Holders assign such rights, then it will promptly notify the Company of such assignment.

10. Amendment or Waiver.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Trading Day immediately preceding the date of filing of the Initial Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 12.2 of the Purchase Agreement.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in

Annex F-13

any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) The Transaction Documents set forth the entire agreement and understanding of the parties solely with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. Notwithstanding anything in this Agreement to the contrary and without implication that the contrary would otherwise be true, nothing contained in this Agreement shall limit, modify or affect in any manner whatsoever (i) the Conditions to Closing contained in Article VIII of the Purchase Agreement or (ii) any of the Company’s obligations under the Purchase Agreement.

(f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective successors and the Persons referred to in Sections 6 and 7 hereof.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(h) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

Annex F-14

IN WITNESS WHEREOF, Holders and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:
HNR Acquisition Corp.
By:
Name:	Donald W. Orr
Title:	President
HOLDER:
CIC Pogo, LP
By:
Name:	Fouad Bashour
Title:	Manager
DenCo Resources, LLC
By:
Name:	John L. Denman, Jr.
Title:	President
4400 Holdings, LLC
By:
Name:	Kirk Pogoloff
Title:	Manager

[Signature Page]

Annex F-15

PROXY CARD FOR SPECIAL MEETING

HNR Acquisition Corp

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[•], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement/Prospectus, [•], 2023, in connection with the Special Meeting of Stockholders to be held on [•], 2023 at [•] time. The special meeting will be conducted via live webcast at [•]. The undersigned hereby appoints [•] and [•], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of HNR Acquisition Corp (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE PURCHASE PROPOSAL, THE INCENTIVE PLAN PROPOSAL, AND, IF PRESENTED, THE STOCKHOLDER ADJOURNMENT PROPOSAL, ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” PROPOSALS 1, 2, AND 3.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023:
This notice of meeting and the accompanying proxy statement are available at [•].

Please mark vote as indicated in this example ☒

HNR Acquisition Corp — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSALS 1, 2 and 3.

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Purchase Proposal	☐	☐	☐

To approve and adopt the Membership Interest Purchase Agreement, dated December 27, 2022 (the “MIPA”) by and among the Corporation, CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”), and the transactions contemplated by the MIPA (the “Purchase Proposal”).

	FOR	AGAINST	ABSTAIN
Proposal 2 — The Incentive Plan Proposal	☐	☐	☐
To approve and adopt Incentive Plan attached to the Proxy Statement as Annex B (the “Incentive Plan Proposal”).
	FOR	AGAINST	ABSTAIN
Proposal 3 — The Stockholder Adjournment Proposal	☐	☐	☐

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals (the “Stockholder Adjournment Proposal”).

Dated ___________________, 2023

Stockholder’s Signature	Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.